UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07890

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Sheri Morris

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 2/28/21

ITEM 1. Report to Stockholders.

Annual Report to Shareholders	February 28, 2021
Invesco AMT-Free Municipal Income Fund
Nasdaq: A: OPTAX ■ C: OMFCX ■ Y: OMFYX ■ R6: IORAX

Management’s Discussion of Fund Performance

Performance summary

For the year ended February 28, 2021, Class A shares of Invesco AMT-Free Municipal Income Fund (the Fund), at net asset value (NAV), underperformed the Bloomberg Barclays Municipal Bond Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 2/29/20 to 2/28/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	0.70%
Class C Shares	-0.14
Class Y Shares	0.82
Class R6 Shares	1.05
Bloomberg Barclays Municipal Bond Index▼	1.06
U.S. Consumer Price Index■	1.68
Source(s):▼RIMES Technologies Corp.; ■Bloomberg L.P.

Market conditions and your Fund

The broad municipal bond market experienced positive returns for the seventh consecutive year in 2020, even despite the unexpected twist of the coronavirus (COVID-19) global pandemic that pierced the markets and forced society to navigate uncharted waters in March 2020.

Investment-grade municipal bonds returned 1.06%, high-yield municipal bonds returned 1.27%, and taxable municipal bonds returned 0.43% during the year.[1]

The year began with an unexpected major market shift as the global spread of COVID-19 ignited macroeconomic concerns. Significant equity market sell-offs incited a flight to quality that caused a strong municipal rally in February 2020. In March, however, a flight to cash caused extreme volatility and price declines across the municipal market.

Municipal funds averaged about $10 billion per week in outflows during March.[2] Total fund outflows were $21 billion for the first quarter of 2020, with the majority in the high-yield segment.[2] In general, many high-yield municipal funds hold anywhere from 30% to 60% of their portfolios in investment-grade securities. As a result, funds had been selling both high-yield and investment-grade securities into a distressed market to meet shareholder redemptions. This led to price declines across the municipal universe.

Continued uncertainty regarding COVID-19 and its economic effects caused other major dislocations in the marketplace, including US Treasuries. Near the end of March, 10-year AAA-rated† municipals traded at yields that were roughly 370% of the yield on comparable maturity US Treasuries – well above the historical norm of approximately 90%.[3]

The Coronavirus Aid, Relief, and Economic Security Act (CARES Act), enacted at the end of March, gave the US Federal Reserve (the Fed) the ability to invest in programs or facilities established by the Fed which included the Municipal Liquidity Facility (MLF). The CARES

Act also provided $150 billion for state and local governments and established the Disaster Relief Fund.

The Fed cut the federal funds rate twice in 2020 during unscheduled emergency meetings in March in response to COVID-19, consisting of half of a percentage and a whole percentage point leaving the target range 0.00% to 0.25%.[4]

Investors continued to sell municipal bonds in April amid disruption from the COVID-19 pandemic. However, May and June saw municipal market performance improve despite ongoing market turmoil. As April began, many states maintained quarantines with indeterminate timelines for closures of non-essential businesses.

Throughout the summer months, the municipal market began to rebound with gains that erased the earlier 2020 losses. The municipal market continued to benefit from federal support from the MLF, which enabled two issuers per state, city, or county to use proceeds from the sale of notes to service their debt payments. While only two issuers accessed the MLF, the State of Illinois and the Metropolitan Transportation Authority, the availability of the program provided a psychological safety net for the market.

As the COVID-19 pandemic continued into fall and winter; most states saw cases rise amid colder weather and holiday gatherings, which led to renewed restrictions on non-essential businesses and had a negative effect on the economy. Attention moved to the US Presidential election and medical advancements toward a vaccine.

We believe the election of Joe Biden and Kamala Harris, aligned with a Democrat-controlled Congress, could benefit municipal bonds given their stated support for numerous initiatives, including a larger stimulus bill and an infrastructure package, as well as health care and tax reform.

A highly demanded second stimulus package was signed at the end of 2020. The $900 billion Omnibus Spending and COVID

Relief Deal included funding for small businesses, the unemployed, and health care workers.

In December, several pharmaceutical companies reported long-awaited breakthroughs and a vaccine with 95% effectiveness was approved for widespread distribution, significantly improving both investor and public sentiment.

New municipal issuance totaled $465 billion for the year, up 3% from the previous year’s $449 billion.[5] Taxable municipals played a significant role in this increase in 2020, having 43% of new issuance.[5] This uptick can be attributed to recent changes in tax laws. Municipalities are no longer able to refinance existing debt with new tax-exempt debt, thus causing an uptrend in taxable municipal issuance.

Municipal credits have a long history of low default rates as many provide essential services to all Americans. Most municipal issuers were in strong financial shape heading into the COVID-19 pandemic. Despite speculation, a flurry of downgrades has not yet occurred, we think mainly because most issuers have a rainy-day fund or cash on hand for difficult times. Though there could be small, isolated pockets of defaults in the future, we believe the vast majority of municipal bonds will stay current on principal and interest, as history has shown.

At the close of the year, the House passed the $1.9 trillion American Rescue Plan Act of 2021. Subsequent to year end, on March 11, 2021, this bill was signed into law. The US Food and Drug Administration issued an emergency use authorization for a third vaccine. February 2021 also brought $34 billion in municipal bond supply, higher than the average supply for the last five years for the month.

During the year, security selection in state general obligation bonds and the special tax sector contributed to the Fund’s performance relative to its style-specific benchmark. Security selection in non-rated bonds significantly contributed to the Fund’s relative return. On a state level, security selection in Alabama domiciled bonds also added to the Fund’s relative performance.

Conversely, security selection in BBB-rated† bonds detracted from the Fund’s performance relative to its style-specific benchmark over the year. Security selection in local general obligation bonds also detracted from the Fund’s relative performance. On a state level, security selection in Puerto Rico and Virginia holdings was a detractor from the Fund’s relative results.

During the year, leverage contributed to the Fund’s performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total

2	Invesco AMT-Free Municipal Income Fund

return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of some of the Fund’s investments.

Thank you for investing in Invesco AMT-Free Municipal Income Fund and for sharing our long-term investment horizon.

1 Source: Bloomberg Barclays

2 Source: Strategic Insight

3 Source: US Department of the Treasury

4 Source: US Federal Reserve

5 Source: The Bond Buyer

† A credit rating is an assessment provided by a NRSRO of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

Portfolio manager(s):

Joshua Cooney

Elizabeth S. Mossow

Tim O’Reilly

Mark Paris

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco AMT-Free Municipal Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 2/28/11

1	Source: RIMES Technologies Corp.

2	Source: Bloomberg L.P.

Past performance cannot guarantee future results. The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management	fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does	not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco AMT-Free Municipal Income Fund

Average Annual Total Returns

Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

As of 2/28/21, including maximum applicable sales charges

Class A Shares
Inception (10/27/76)	5.80%
10 Years	7.80
5 Years	5.77
1 Year	-3.61
Class C Shares
Inception (8/29/95)	4.56%
10 Years	7.61
5 Years	5.88
1 Year	-1.11
Class Y Shares
Inception (11/29/10)	7.88%
10 Years	8.50
5 Years	6.95
1 Year	0.82
Class R6 Shares
10 Years	8.32%
5 Years	6.81
1 Year	1.05

Effective May 24, 2019, Class A, Class C and Class Y shares of the Oppenheimer Rochester AMT-Free Municipal Fund, (the predecessor fund), were reorganized into Class A, Class C and Class Y shares, respectively, of the Invesco Oppenheimer Rochester® AMT-Free Municipal Fund. The Fund was subsequently renamed the In-vesco AMT-Free Municipal Income Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C and Class Y shares are those for Class A, Class C and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on

5	Invesco AMT-Free Municipal Income Fund

Supplemental Information

Invesco AMT-Free Municipal Income Fund’s investment objective is to seek tax-free income.

■	Unless otherwise stated, information presented in this report is as of February 28, 2021, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

■	The Bloomberg Barclays Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.

■	The U.S. Consumer Price Index is a measure of change in consumer prices as determined by the US Bureau of Labor Statistics.

■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco AMT-Free Municipal Income Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments
Revenue Bonds	77.8%
General Obligation Bonds	15.8
Other	4.3
Pre-Refunded Bonds	2.1

Top Five Debt Holdings
		% of total net assets
1.	Buckeye Tobacco Settlement Financing Authority, Series 2020 B-2, Ref. RB	1.2%
2.	Los Angeles Unified School District, Series 2018-XF2575, Ctfs.	0.9
3.	Commonwealth of Massachusetts, Series 2016-XF0530, Ctfs.	0.9
4.	New York (City of), NY Water & Sewer System (2nd Generation Resolution), Series 2008 BB-2, VRD RB	0.9
5.	Wisconsin Health & Educational Facilities Authority, Series 2018 XF2541, Revenue Ctfs.	0.8

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security. Data presented here are as of February 28, 2021.

7	Invesco AMT-Free Municipal Income Fund

Schedule of Investments
February 28, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–101.47% Alabama–3.99% Birmingham (City of) & Jefferson (County of), AL Civic Center Authority; Series 2018 A, RB	5.00%	07/01/2048	$2,500	$2,882,050
Birmingham (City of), AL Private Educational Building Authority (Birmingham-Southern College); Series 1996, RB	6.13%	12/01/2025	385	349,977
Birmingham (City of), AL Water Works Board; Series 2016 B, Ref. RB	5.00%	01/01/2043	16,150	19,099,151
Etowah (County of) & Gadsden (City of), AL Health Care Authority (Etowah County Health Department); Series 2007, RB (INS - AGM)(a)	4.38%	01/01/2032	25	25,070
Fort Deposit (Town of), AL Cooperative District; Series 2003, RB	6.00%	02/01/2036	185	185,137
Homewood (City of), AL Educational Building Authority (Samford University); Series 2017 A, Ref. RB	5.00%	12/01/2047	4,500	5,193,810
Jefferson (County of), AL;
Series 2013 C, Revenue Wts. (INS - AGM)(a)(b)	6.90%	10/01/2050	8,750	8,836,450
Series 2013 D, Wts.	6.00%	10/01/2042	8,000	9,317,680
Series 2013 D, Wts.	7.00%	10/01/2051	4,000	4,762,840
Series 2013 D, Wts.	6.50%	10/01/2053	7,500	8,835,600
Series 2013 F, Revenue Wts.(b)	7.75%	10/01/2046	20,185	20,453,864
Series 2013 F, Revenue Wts.(b)	7.90%	10/01/2050	20,000	20,275,400
Series 2017, Ref. Wts.	5.00%	09/15/2035	4,500	5,371,425
Mobile (City of), AL Improvement District (McGowin Park); Series 2016 A, RB	5.25%	08/01/2030	200	208,350
				105,796,804
Alaska–0.00%
Alaska (State of) Industrial Development & Export Authority (Boys & Girls Home & Family Services, Inc.); Series 2007 C, RB(c)	5.88%	12/01/2027	600	30,000
Northern Tobacco Securitization Corp.; Series 2006 A, RB	5.00%	06/01/2032	90	91,454
				121,454
Arizona–2.82%
Arizona (State of) Industrial Development Authority; Series 2020 A, RB	4.00%	11/01/2045	2,100	2,377,053
Arizona (State of) Industrial Development Authority (Academies of Math & Science); Series 2017 A, Ref. RB	5.00%	07/01/2042	675	777,843
Series 2017 A, Ref. RB	5.00%	07/01/2047	925	1,057,774
Series 2017 A, Ref. RB	5.00%	07/01/2051	1,000	1,142,930
Series 2018 A, Ref. RB	5.00%	07/01/2038	500	588,455
Series 2018 A, Ref. RB	5.00%	07/01/2048	1,800	2,078,622
Series 2018 A, Ref. RB	5.00%	07/01/2052	2,125	2,449,296
Arizona (State of) Industrial Development Authority (Provident Group - Eastern Michigan University Parking);
Series 2018, RB	5.00%	05/01/2048	1,100	1,130,162
Series 2018, RB	5.00%	05/01/2051	1,000	1,024,170
Arizona (State of) Industrial Development Authority (Provident Group-NCCU Properties LLC); Series 2019 A, RB (INS - BAM)(a)	5.00%	06/01/2058	570	663,241
City of Phoenix Civic Improvement Corp.; Series 2019, RB	5.00%	07/01/2049	6,845	8,312,089
Festival Ranch Community Facilities District (Assessment Districts Nos. 4 & 5); Series 2007, RB	5.75%	07/01/2032	297	297,119
Maricopa (County of), AZ Industrial Development Authority (GreatHearts Arizona); Series 2017 C, RB	5.00%	07/01/2037	80	94,640
Series 2017 C, RB	5.00%	07/01/2048	145	168,228
Maricopa (County of), AZ Industrial Development Authority (Immanuel Campus of Care); Series 2006 B, Ref. RB(c)(d)	8.50%	04/20/2041	495	341,550
Maricopa (County of), AZ Industrial Development Authority (Legacy Traditional Schools); Series 2019, Ref. RB(e)	5.00%	07/01/2049	800	898,320
Series 2019, Ref. RB(e)	5.00%	07/01/2054	600	671,418
Maricopa County School District No. 24; Series 2007 B, GO Bonds	5.50%	07/01/2022	90	90,163
Merrill Ranch Community Facilities District No. 1 (Assessment Area One); Series 2006, RB	5.30%	07/01/2030	180	180,263
Phoenix (City of), AZ Industrial Development Authority (Espiritu Community Development Corp. Charter School); Series 2006 A, RB	6.25%	07/01/2036	435	435,365
Phoenix (City of), AZ Industrial Development Authority (Great Hearts Academies); Series 2016 A, Ref. RB	5.00%	07/01/2041	1,200	1,315,224

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Phoenix (City of), AZ Industrial Development Authority (Rowan University); Series 2012, RB	5.25%	06/01/2034	$8,500	$8,858,105
Phoenix Civic Improvement Corp.; Series 2019 A, RB	4.00%	07/01/2045	2,765	2,952,135
Pima (County of), AZ Industrial Development Authority (Arizona Charter Schools Ref.);
Series 2013 Q, Ref. RB	5.38%	07/01/2031	2,715	2,799,464
Pima (County of), AZ Industrial Development Authority (Christian Care Tuscon, Inc.);
Series 2017 A, Ref. RB	5.00%	06/15/2037	550	620,719
Series 2017 C, RB	5.00%	12/15/2047	1,010	1,126,200
Pima (County of), AZ Industrial Development Authority (Excalibur Charter School (The)); Series 2016, Ref. RB(e)	5.50%	09/01/2046	900	925,308
Pima (County of), AZ Industrial Development Authority (New Plan Learning, Inc.); Series 2011 A, RB	8.13%	07/01/2041	1,400	1,399,888
Pima (County of), AZ Industrial Development Authority (Paideia Academies (The)); Series 2019, RB	5.13%	07/01/2039	195	203,791
Series 2019, RB	5.25%	07/01/2049	240	249,581
Pima (County of), AZ Industrial Development Authority (Tuscon Country Day School); Series 2007, Ref. RB	5.00%	06/01/2037	760	760,030
Salt River Project Agricultural Improvement & Power District (Arizona Salt River); Series 2019 A, RB	4.00%	01/01/2041	6,595	7,813,031
Salt Verde Financial Corp.;
Series 2007, RB	5.50%	12/01/2029	100	130,007
Series 2007, RB	5.00%	12/01/2032	3,000	3,936,120
Series 2007, RB	5.00%	12/01/2037	11,500	15,886,330
Santa Cruz (County of), AZ Fire District (Rio Rico); Series 2011 B, GO Bonds(f)(g)	7.00%	07/01/2021	930	950,720
Series 2011 B, GO Bonds	7.00%	07/01/2030	70	71,417
				74,776,771
Arkansas–0.14%
Arkansas (State of) Development Finance Authority (Baptist Memorial Health); Series 2020, Ref. RB	5.00%	09/01/2044	2,000	2,426,780
Cave Springs Municipal Property Owners’ Improvement District No. 3; Series 2007, GO Bonds(c)(d)	6.25%	02/01/2038	1,615	1,178,950
				3,605,730
California–8.88%
Bay Area Toll Authority; Series 2019 S-8, Ref. RB	5.00%	04/01/2056	5,000	6,042,550
California (State of);
Series 2016, GO Bonds	5.00%	09/01/2045	5,000	5,988,400
Series 2016, Ref. GO Bonds	5.00%	09/01/2037	10,085	12,179,856
Series 2017, GO Bonds	5.00%	08/01/2046	8,500	10,150,700
Series 2020, GO Bonds	3.00%	03/01/2046	2,600	2,744,404
Series 2020, GO Bonds	4.00%	03/01/2046	1,500	1,732,185
Series 2020, GO Bonds	3.00%	03/01/2050	1,500	1,568,385
Series 2020, GO Bonds	4.00%	03/01/2050	1,325	1,524,227
California (State of) County Tobacco Securitization Agency; Series 2006 B, RB(h)	0.00%	06/01/2050	129,820	18,895,301
California (State of) County Tobacco Securitization Agency (Alameda County Tobacco Asset Securitization Corp.); Series 2002, RB	5.88%	06/01/2035	50	50,065
California (State of) County Tobacco Securitization Agency (Fresno County Tobacco Funding Corp.); Series 2006 A, RB(h)	0.00%	06/01/2046	7,000	1,393,140
Series 2006 B, RB(h)	0.00%	06/01/2046	6,000	1,150,800
California (State of) County Tobacco Securitization Agency (Stanislaus County Tobacco Funding Corp.); Series 2002 A, RB	5.88%	06/01/2043	4,410	4,415,733
California (State of) Enterprise Development Authority (Sunpower Corp. - Headquarters); Series 2010, RB	8.50%	04/01/2031	3,375	3,380,873
California (State of) Health Facilities Financing Authority (Sutter Health);
Series 2016 B, Ref. RB(f)(g)	5.00%	11/15/2026	4,080	5,056,507
Series 2016 B, Ref. RB	5.00%	11/15/2046	5,920	6,895,083
California (State of) Housing Finance Agency; Series 2019 A-1, RB	4.25%	01/15/2035	171	196,504
Series 2019 A-2, RB	4.00%	03/20/2033	1,965	2,206,265

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Municipal Finance Authority (CHF-Davis I, LLC - West Village Student Housing);
Series 2018, RB (INS - BAM)(a)	5.00%	05/15/2043	$4,250	$5,089,630
California (State of) Municipal Finance Authority (CHF-Riverside II, LLC - UCR North District Phase I
Student Housing); Series 2019, RB (INS - BAM)(a)	5.00%	05/15/2049	3,500	4,244,765
California (State of) School Finance Authority (Coastal Academy); Series 2013 A, RB(e)	5.00%	10/01/2033	1,000	1,039,380
California (State of) Statewide Communities Development Authority (Community Facilities District No. 2007-01); Series 2015, Ref. RB	5.00%	09/01/2030	1,385	1,551,131
Cathedral (City of), CA Redevelopment Agency Successor Agency;
Series 2014 A, Ref. RB (INS - AGM)(a)	5.00%	08/01/2032	1,450	1,628,829
Series 2014 A, Ref. RB (INS - AGM)(a)	5.00%	08/01/2033	885	993,864
Golden State Tobacco Securitization Corp.; Series 2017 A-1, Ref. RB	5.00%	06/01/2029	170	206,948
Inland Empire Tobacco Securitization Corp.; Series 2007 F, RB(e)(h)	0.00%	06/01/2057	345,750	16,143,067
Lammersville Joint Unified School District (Lammersville School District Community Facilities
District No. 2007-1 - Improvement Area No. 1 - Mountain House - Shea Homes); Series 2013, RB	6.00%	09/01/2043	2,750	3,001,295
Lammersville Unified School District (Lammersville School District Community Facilities District No. 2002 - Mountain House); Series 2012, Ref. RB	5.00%	09/01/2025	415	438,045
Series 2012, Ref. RB	5.10%	09/01/2026	375	395,569
Series 2012, Ref. RB	5.15%	09/01/2027	885	932,427
Series 2012, Ref. RB	5.20%	09/01/2028	1,000	1,052,380
Series 2012, Ref. RB	5.25%	09/01/2029	500	525,845
Series 2012, Ref. RB	5.30%	09/01/2030	500	525,925
Series 2012, Ref. RB	5.38%	09/01/2032	1,000	1,049,690
Local Public Schools Funding Authority (School Facilities Improvement District No. 2016-1 -Election of 2016); Series 2017 A, GO Bonds (INS - BAM)(a)	4.00%	08/01/2042	3,500	3,943,135
Long Beach (City of), CA Bond Finance Authority; Series 2007 A, RB	5.50%	11/15/2037	2,000	2,872,540
Los Angeles (City of), CA (Community Facilities District No. 8); Series 2010, RB	5.75%	09/01/2040	180	183,357
Los Angeles (City of), CA Department of Airports; Series 2021 B, Ref. RB	5.00%	05/15/2045	5,000	6,393,650
Los Angeles Unified School District;
Series 2018-XF2575, Ctfs.(i)	5.25%	07/01/2042	20,000	24,514,400
Series 2020 RYQ, GO Bonds	4.00%	07/01/2044	5,500	6,386,820
Lynwood (City of), CA Redevelopment Agency (Project Area A); Series 2011 A, RB	7.00%	09/01/2031	1,250	1,281,063
M-S-R Energy Authority; Series 2009 B, RB	7.00%	11/01/2034	10,000	15,391,200
Oak Grove School District (Election of 2008); Series 2018 E, Ref. GO Bonds(b)	5.00%	08/01/2042	4,500	2,773,935
Oxnard (City of), CA Financing Authority;
Series 2014, Ref. RB (INS - AGM)(a)	5.00%	06/01/2032	1,250	1,410,425
Series 2014, Ref. RB (INS - AGM)(a)	5.00%	06/01/2033	1,500	1,690,980
Series 2014, Ref. RB (INS - AGM)(a)	5.00%	06/01/2034	850	956,726
Paramount Unified School District (Election of 2016); Series 2017 A, GO Bonds (INS - AGM)(a)	5.25%	08/01/2046	2,575	3,136,968
Poway Unified School District Public Financing Authority;
Series 2015 B, Ref. RB (INS - BAM)(a)	5.00%	09/01/2033	1,740	2,059,220
Series 2015 B, Ref. RB (INS - BAM)(a)	5.00%	09/01/2034	3,095	3,658,321
Sacramento (City of), CA Municipal Utility District (Green Bonds); Series 2020 H, RB	4.00%	08/15/2045	6,000	7,020,720
San Diego (County of), CA Regional Airport Authority; Series 2019 A, Ref. RB	5.00%	07/01/2049	5,000	6,063,150
San Francisco (City of), CA Public Utilities Commission; Series 2020 C, RB	4.00%	11/01/2050	5,250	6,080,497
San Jose (City of), CA Financing Authority; Series 2011, RB	5.50%	05/01/2031	350	352,359
Santa Cruz (County of), CA Redevelopment Agency; Series 2015 A, Ref. RB (INS - AGM)(a)	5.00%	09/01/2035	1,880	2,154,781
Transbay Joint Powers Authority (Green Bonds); Series 2020 A, RB	5.00%	10/01/2045	2,000	2,439,060
Twin Rivers Unified School District; Series 2020, GO Bonds (INS - AGM)(a)(h)	0.00%	08/01/2044	8,990	4,257,394
University of California; Series 2018 AZ, Ref. RB	5.00%	05/15/2038	5,000	6,205,400
				235,615,869
Colorado–2.82%
Berthoud-Heritage Metropolitan District No. 1; Series 2019, RB	5.63%	12/01/2048	2,000	2,160,280
BNC Metropolitan District No. 1; Series 2017 A, Ref. GO Bonds (INS - BAM)(a)	5.00%	12/01/2037	550	650,864
Broomfield Village Metropolitan District No. 2; Series 2003, Ref. GO Bonds(d)(j)	6.25%	12/01/2032	3,330	2,664,000
Colorado (State of) Educational & Cultural Facilities Authority; Series 2018 A, Ref. RB	5.00%	12/01/2038	1,000	1,208,480
Colorado (State of) Health Facilities Authority; Series 2016, Ref. RB	5.00%	01/01/2037	1,400	1,491,238
Colorado (State of) Health Facilities Authority (Adventhealth Obligated); Series 2019, Ref. RB	4.00%	11/15/2043	2,000	2,284,560

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Colorado (State of) Health Facilities Authority (Commonspirit Health); Series 2019 A-2, Ref. RB	5.00%	08/01/2044	$6,515	$7,891,033
Cottonwood Highlands Metropolitan District No. 1; Series 2019 A, GO Bonds	5.00%	12/01/2049	900	955,224
Denver (City & County of), CO; Series 2018 B, Ref. RB	5.00%	12/01/2048	12,500	15,054,750
E-470 Public Highway Authority; Series 1997 B, RB (INS - NATL)(a)(h)	0.00%	09/01/2025	125	119,223
Ebert Metropolitan District;
Series 2018 A-1, GO Bonds (INS - BAM)(a)	5.00%	12/01/2043	7,000	8,502,200
Series 2018 A-2, GO Bonds (INS - BAM)(a)	5.00%	12/01/2043	1,605	1,949,433
Hunters Overlook Metropolitan District No. 5;
Series 2019 A, GO Bonds	5.00%	12/01/2039	900	969,300
Series 2019 A, GO Bonds	5.00%	12/01/2049	1,360	1,457,118
Hunting Hill Metropolitan District; Series 2018, Ref. GO Bonds	5.63%	12/01/2048	1,575	1,682,683
Powhaton Road Metropolitan District No. 2; Series 2019 A, GO Bonds	5.63%	12/01/2048	710	758,983
Public Authority for Colorado Energy;
Series 2008, RB	6.25%	11/15/2028	1,495	1,865,685
Series 2008, RB	6.50%	11/15/2038	5,000	7,495,100
Rampart Range Metropolitan District No. 1;
Series 2017, Ref. RB (INS - AGM)(a)	5.00%	12/01/2042	4,665	5,529,751
Series 2017, Ref. RB (INS - AGM)(a)	5.00%	12/01/2047	1,500	1,765,800
Tallyn’s Reach Metropolitan District No. 3;
Series 2013, Ref. GO Bonds(f)(g)	5.00%	12/01/2023	110	122,263
Series 2013, Ref. GO Bonds(f)(g)	5.13%	12/01/2023	250	280,410
Vauxmont Metropolitan District; Series 2020, Ref. GO Bonds (INS - AGM)(a)	5.00%	12/01/2050	1,500	1,790,820
Woodmen Heights Metropolitan District No. 1;
Series 2012 A, Ref. GO Bonds	6.00%	12/01/2041	949	987,823
Series 2012 B, Ref. GO Bonds(f)(g)	7.30%	12/15/2021	5,071	5,337,515
				74,974,536
Connecticut–0.82%
Connecticut (State of) Health & Educational Facilities Authority (Fairfield University); Series 2017
R, Ref. RB	4.00%	07/01/2042	6,125	6,791,584
Connecticut (State of) Health & Educational Facilities Authority (Nuvance Health);
Series 2019 A, Ref. RB	4.00%	07/01/2041	8,555	9,488,436
Series 2019 A, Ref. RB	4.00%	07/01/2049	1,500	1,640,700
Connecticut (State of) Health & Educational Facilities Authority (The Griffin Hospital); Series 2020, G-1, Ref. RB(e)	5.00%	07/01/2044	1,100	1,220,912
Connecticut (State of) Special Tax Revenue; Series 2020 A, RB	4.00%	05/01/2039	1,000	1,150,640
Georgetown (City of), CT Special Taxing District; Series 2006 A, GO Bonds (Acquired 03/20/2008; Cost $392,836)(c)(d)(k)	5.13%	10/01/2036	500	60,000
Hamden (Town of), CT; Series 2018 A, Ref. GO Bonds (INS - BAM)(a)	5.00%	08/15/2030	625	769,675
Mashantucket Western Pequot Tribe; Series 2013, RB(c)	6.05%	07/01/2031	11,260	731,904
				21,853,851
District of Columbia–1.33%
District of Columbia;
Series 2006 B-1, RB (INS - NATL)(a)	5.00%	02/01/2031	15	15,030
Series 2019 A, RB	4.00%	03/01/2044	4,335	5,033,585
District of Columbia (Center for Strategic & International Studies, Inc.); Series 2011, RB(f)(g)	6.38%	03/01/2021	1,705	1,705,000
District of Columbia (Gallaudet University); Series 2011, RB(f)(g)	5.50%	04/01/2021	400	401,716
District of Columbia Tobacco Settlement Financing Corp.;
Series 2001, RB	6.50%	05/15/2033	1,225	1,358,060
Series 2001, RB	6.75%	05/15/2040	4,385	4,511,200
Series 2006 B, RB(h)	0.00%	06/15/2046	72,125	11,158,459
Metropolitan Washington Airports Authority; Subseries 2010 C-2, Ref. VRD RB (LOC - Sumitomo Mitsui Banking Corp.)(l)(m)	0.02%	10/01/2039	2,585	2,585,000
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement);
Series 2019 B, Ref. RB	4.00%	10/01/2044	7,815	8,658,082
				35,426,132
Florida–5.88%
Alachua (County of), FL Health Facilities Authority (Shands Teaching Hospital & Clinics); Series 2019, RB	4.00%	12/01/2049	2,055	2,294,202

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Amelia Concourse Community Development District; Series 2007, RB(c)(d)	5.75%	05/01/2038	$1,815	$1,651,650
Arlington Ridge Community Development District; Series 2006 A, RB	5.50%	05/01/2036	220	219,116
Canaveral Port Authority; Series 2018 B, RB	5.00%	06/01/2048	5,000	5,616,500
Capital Trust Agency, Inc. (Advantage Academy of Hillsborough);
Series 2019 A, RB	5.00%	12/15/2049	455	497,069
Series 2019 A, RB	5.00%	12/15/2054	320	348,355
Capital Trust Agency, Inc. (Florida Charter Educational Foundation, Inc.);
Series 2018 A, RB(e)	5.38%	06/15/2038	255	283,078
Series 2018 A, RB(e)	5.38%	06/15/2048	480	524,818
Cascades at Groveland Community Development District; Series 2006, RB	5.30%	05/01/2036	815	815,758
Chapel Creek Community Development District; Series 2006 A, RB(c)(d)	5.50%	05/01/2038	1,990	1,791,000
Clearwater Cay Community Development District; Series 2006 A, RB(c)(d)	5.50%	05/01/2037	826	470,787
Creekside Community Development District; Series 2006, RB(c)(d)	5.20%	05/01/2038	2,280	1,026,000
CrossCreek Community Development District; Series 2007 A, RB(c)	5.60%	05/01/2039	5	4,079
East Homestead Community Development District; Series 2013, RB	5.00%	11/01/2033	350	364,816
Greater Lakes/Sawgrass Bay Community Development District; Series 2006 A, RB	5.50%	05/01/2038	780	780,281
Greater Orlando Aviation Authority; Series 2015 XF2019, Revenue Ctfs.(i)	5.00%	10/01/2032	16,000	16,054,880
Heritage Isles Community Development District; Series 1999, RB(c)	7.10%	10/01/2023	195	29,250
Highland Meadows Community Development District; Series 2006 A, RB	5.50%	05/01/2036	95	95,059
Hillsborough (County of), FL Aviation Authority (Tampa International Airport); Series 2018 F, RB	5.00%	10/01/2043	5,000	6,030,350
Indigo Community Development District; Series 2005, RB(c)(d)	5.75%	05/01/2036	375	262,500
Jacksonville (City of), FL (Brooks Rehabilitation); Series 2020, Ref. RB	5.00%	11/01/2050	5,000	5,969,900
Jacksonville (City of), FL Health Facilities Authority; Series 1997 B, RB(f)	5.25%	08/15/2027	30	32,127
JEA Water & Sewer System Revenue; Series 2008 B-1, VRD RB(l)	0.05%	10/01/2036	4,090	4,090,000
Lake (County of), FL (Imagine South Lake Charter School Program); Series 2019, RB(e)	5.00%	01/15/2054	190	205,217
Lake Ashton II Community Development District; Series 2005 A, RB	5.38%	05/01/2036	653	636,368
Lake Helen (City of), FL (Ivy Hawn Charter School of the Arts);
Series 2018 A, RB(e)	5.50%	07/15/2048	565	604,273
Series 2018 A, RB(e)	5.75%	07/15/2053	600	656,004
Lakeland (City of), FL (Florida Southern College);
Series 2012 A, Ref. RB	5.00%	09/01/2029	1,255	1,322,707
Series 2012 A, Ref. RB	5.00%	09/01/2037	1,000	1,045,350
Lakeland (City of), FL (Lakeland Regional Health); Series 2015, RB	5.00%	11/15/2040	3,000	3,381,360
Lee Memorial Health System; Series 2019 A-1, Ref. RB	4.00%	04/01/2037	4,000	4,579,320
Lucaya Community Development District; Series 2005, RB	5.38%	05/01/2035	1,200	1,201,248
Magnolia Creek Community Development District; Series 2007 A, RB(c)(d)	5.90%	05/01/2039	1,775	319,500
Magnolia West Community Development District; Series 2017, RB	5.35%	05/01/2037	85	85,640
Miami-Dade (County of), FL;
Series 2009, RB (INS - BAM)(a)(h)	0.00%	10/01/2042	6,925	3,736,730
Series 2019 B, RB	4.00%	10/01/2049	17,745	20,489,797
Series 2020 A, RB	4.00%	07/01/2047	5,000	5,732,050
Series 2020 A, Ref. RB	4.00%	10/01/2039	1,675	1,948,326
Series 2020 A, Ref. RB	4.00%	10/01/2040	1,750	2,029,737
Series 2020 A, Ref. RB	4.00%	10/01/2041	1,500	1,733,355
Series 2020 B, RB	4.00%	07/01/2050	5,000	5,726,100
Miami-Dade (County of), FL (Building Better Communities); Series 2016 A, GO Bonds	4.00%	07/01/2045	10,000	11,627,400
Miami-Dade (County of), FL Seaport; Series 2013 A, RB	5.50%	10/01/2042	3,000	3,320,430
Miromar Lakes Community Development District;
Series 2012, Ref. RB	5.38%	05/01/2032	735	752,743
Series 2015, Ref. RB	5.00%	05/01/2035	1,215	1,289,577
Monterey/Congress Community Development District; Series 2005 A, RB	5.38%	05/01/2036	2,815	2,820,771
Naturewalk Community Development District; Series 2007 A, RB(c)(d)	5.50%	05/01/2038	335	120,600
Orlando (City of), FL; Series 2008, RB (INS - AGC)(a)	5.50%	11/01/2038	180	180,407
Orlando (City of), FL Utilities Commission; Series 2018 A, RB	5.00%	10/01/2038	3,000	3,664,800
Osceola (County of), FL; Series 2020 A-1, Ref. RB	5.00%	10/01/2049	2,250	2,718,832
Palace Coral Gables Community Development District;
Series 2011, RB	5.00%	05/01/2032	450	472,856
Series 2011, RB	5.63%	05/01/2042	1,000	1,052,610

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Palm River Community Development District; Series 2007 A, RB(c)(d)	5.38%	05/01/2036	$510	$163,200
Polk (County of), FL Industrial Development Authority (Carpenter’s Home Estates); Series 2019, Ref. IDR	5.00%	01/01/2049	750	816,480
Reunion East Community Development District;
Series 2002 A-2, RB(c)(d)	7.38%	05/01/2033	860	9
Series 2005, RB(c)(d)	5.80%	05/01/2036	810	8
Ridgewood Trails Community Development District; Series 2007 A, RB	5.65%	05/01/2038	15	15,006
River Glen Community Development District; Series 2006 A, RB(c)(d)	5.45%	05/01/2038	568	568,136
Santa Rosa (City of), FL Bay Bridge Authority; Series 1996 C, RB (INS - ACA)(a)	6.25%	07/01/2028	263	262,951
South Bay Community Development District;
Series 2005 A, RB(c)(d)	5.95%	05/01/2036	1,645	16
Series 2005 A-1, Ref. RB	5.95%	05/01/2036	1,900	1,609,775
Series 2005 A-2, Ref. RB(c)(d)	6.60%	05/01/2036	2,530	1,275,297
Series 2005 B-1, Ref. RB(c)	5.13%	05/01/2023	1,505	1,504,924
Series 2005 B-2, Ref. RB(c)(d)	6.60%	05/01/2025	935	470,829
St. Johns (County of), FL Industrial Development Authority (Bayview); Series 2007 A, Ref. RB
(Acquired 02/14/2007; Cost $397,063)(c)(d)(k)	5.25%	10/01/2041	400	280,000
Tampa (City of), FL;
Series 2020 A, RB(h)	0.00%	09/01/2033	210	151,376
Series 2020 A, RB(h)	0.00%	09/01/2034	880	609,057
Series 2020 A, RB(h)	0.00%	09/01/2035	750	497,273
Series 2020 A, RB(h)	0.00%	09/01/2036	850	539,087
Series 2020 A, RB(h)	0.00%	09/01/2037	825	499,801
Series 2020 A, RB(h)	0.00%	09/01/2038	1,050	606,522
Series 2020 A, RB(h)	0.00%	09/01/2039	1,000	550,790
Villages of Avignon Community Development District; Series 2007 A, RB(c)(d)	5.40%	05/01/2037	250	17,500
Vista Community Development District; Series 2006 A, RB	5.38%	05/01/2037	3,855	3,857,197
Waterford Estates Community Development District; Series 2006 A, RB(c)(d)	5.50%	05/01/2037	2,031	1,421,523
Water’s Edge Community Development District;
Series 2012 A-1, Ref. RB	5.35%	05/01/2039	15	15,010
Series 2012 A-2, Ref. RB	6.60%	05/01/2039	200	202,204
Waterstone Community Development District;
Series 2007 A, RB(b)(d)	6.88%	05/01/2037	146	102,314
Series 2007 B, RB(d)(h)	0.00%	11/01/2028	993	567,576
West Villages Improvement District;
Series 2005 A-1, RB	5.75%	05/01/2036	3,330	3,334,828
Series 2005 A-2, RB(c)(d)	5.75%	05/01/2036	2,925	1,696,500
Westridge Community Development District; Series 2005, RB(c)	5.80%	05/01/2037	455	455,255
Westside Community Development District; Series 2019 2, RB(c)(d)	5.65%	05/01/2037	555	429,825
Wyld Palms Community Development District; Series 2007 A, RB(c)(d)	5.50%	05/01/2038	1,445	346,800
Zephyr Ridge Community Development District; Series 2006 A, RB(c)(d)	5.63%	05/01/2037	979	430,611
				156,003,363
Georgia–1.22%
Atlanta (City of), GA; Series 2019 A, RB	4.00%	07/01/2049	9,895	11,241,314
Atlanta (City of), GA Urban Residential Finance Authority (Trestletree Village Apartments);
Series 2013 A, RB	5.00%	11/01/2048	565	567,057
Floyd (County of), GA Development Authority (The Spires at Berry College);
Series 2018 A, RB	5.75%	12/01/2033	1,055	1,023,403
Series 2018 A, RB	6.00%	12/01/2038	2,145	2,072,134
Series 2018 A, RB	6.25%	12/01/2048	5,280	5,045,515
Series 2018 A, RB	6.50%	12/01/2053	3,040	2,979,078
Fulton (County of), GA Development Authority; Series 2016 A, Ref. RB	5.00%	07/01/2046	3,000	3,461,280
Georgia State Environmental Loan Acquisition Corp.; Series 2011, RB(f)(g)	5.13%	03/15/2021	440	440,788
Main Street Natural Gas, Inc.; Series 2019 A, RB	5.00%	05/15/2043	1,040	1,232,670

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Georgia–(continued)
Oconee (County of), GA Industrial Development Authority (Presbyterian Village Athens);
Series 2018 A-1, RB	6.13%	12/01/2038	$880	$880,704
Series 2018 A-1, RB	6.25%	12/01/2048	1,230	1,223,432
Series 2018 A-1, RB	6.38%	12/01/2053	1,030	1,020,782
Series 2018 A-2, RB(g)	5.50%	12/01/2028	700	694,715
Randolph (County of), GA; Series 2012 A, GO Bonds(f)(g)	5.00%	04/01/2022	520	547,045
				32,429,917
Guam–0.07%
Guam (Territory of) Waterworks Authority; Series 2020 A, RB	5.00%	01/01/2050	1,500	1,807,485
Idaho–0.75%
American Falls Reservoir District; Series 2000, Ref. VRD RB(l)	0.09%	02/01/2025	19,885	19,885,000
Illinois–7.10%
Chicago (City of), IL; Series 2012, RB (INS - BAM)(a)	4.00%	01/01/2042	6,000	6,106,560
Chicago (City of), IL (Chicago O’Hare International Airport);
Series 2015 B, Ref. RB	5.00%	01/01/2034	2,500	2,877,550
Series 2018 B, RB	5.00%	01/01/2053	10,000	11,864,700
Chicago (City of), IL (O’Hare International Airport); Series 2016 B, Ref. RB	5.00%	01/01/2041	3,000	3,480,630
Chicago (City of), IL Board of Education;
Series 1998 B-1, GO Bonds (INS - NATL)(a)(h)	0.00%	12/01/2024	915	871,217
Series 1999 A, GO Bonds (INS - NATL)(a)(h)	0.00%	12/01/2024	1,405	1,337,771
Series 2016, RB	6.00%	04/01/2046	4,300	5,136,006
Series 2018 A, Ref. GO Bonds (INS - AGM)(a)	5.00%	12/01/2026	775	938,246
Series 2018 A, Ref. GO Bonds (INS - AGM)(a)	5.00%	12/01/2028	2,250	2,832,615
Series 2018 A, Ref. GO Bonds (INS - AGM)(a)	5.00%	12/01/2031	1,000	1,228,620
Series 2018 A, Ref. GO Bonds (INS - AGM)(a)	5.00%	12/01/2034	1,205	1,459,990
Chicago (City of), IL Transit Authority; Series 2020 A, Ref. RB	5.00%	12/01/2045	2,450	2,978,098
Chicago O’Hare International Airport; Series 2020 A, Ref. RB	4.00%	01/01/2037	5,000	5,794,950
Cook (County of), IL; Series 2021 A, Ref. RB	4.00%	11/15/2040	2,750	3,198,552
Cook County Community School District No. 147; Series 2004 A, Ref. GO Bonds (INS - ACA)(a)	7.13%	06/01/2024	2,400	2,623,728
Du Page (County of), IL Special Service Area No. 31; Series 2006, RB	5.63%	03/01/2036	308	309,398
Gilberts (Village of), IL; Series 2014, Ref. RB (INS - AGM)(a)	5.00%	03/01/2035	2,000	2,212,780
Gilberts (Village of), IL Special Service Area No. 24 (The Conservancy); Series 2014 A, RB	5.38%	03/01/2034	690	689,857
Harvey (City of), IL;
Series 2007 A, Ref. GO Bonds (Acquired 09/02/2009; Cost $1,773,512)(c)(k)	5.50%	12/01/2027	2,225	1,524,125
Series 2007 A, Ref. GO Bonds (Acquired 09/03/2009; Cost $758,969)(c)(k)	5.63%	12/01/2032	1,000	685,000
Series 2008, RB	6.88%	08/01/2028	3,370	3,323,865
Illinois (State of);
Series 2014, GO Bonds	5.00%	04/01/2025	2,000	2,197,680
Series 2014, GO Bonds	5.00%	02/01/2039	1,525	1,624,247
Series 2016, GO Bonds (INS - BAM)(a)	4.00%	06/01/2041	5,000	5,303,750
Series 2017 C, GO Bonds	5.00%	11/01/2029	3,000	3,435,330
Series 2018 A, GO Bonds	5.00%	05/01/2036	2,610	2,985,553
Series 2018 A, Ref. GO Bonds	5.00%	10/01/2029	6,500	7,697,625
Series 2018 A, Ref. GO Bonds	5.00%	10/01/2032	3,000	3,496,170
Series 2018 A, Ref. GO Bonds	5.00%	10/01/2033	750	870,188
Series 2018 B, Ref. GO Bonds	5.00%	10/01/2029	5,000	5,921,250
Series 2020, GO Bonds	5.50%	05/01/2039	3,750	4,556,475
Illinois (State of) Finance Authority;
Series 2012 A, RB	5.75%	10/01/2032	500	520,705
Series 2012 A, RB	6.00%	10/01/2048	450	466,277
Illinois (State of) Finance Authority (Carle Foundation); Series 2009 B, VRD RB (LOC - Northern Trust Co.)(l)(m)	0.02%	02/15/2033	5,850	5,850,000
Illinois (State of) Finance Authority (Northwestern University); Subseries 2008 B, VRD RB(l)	0.01%	12/01/2046	3,125	3,125,000
Illinois (State of) Finance Authority (University of Illinois Health Services);
Series 2020, RB	4.00%	10/01/2040	950	1,069,425
Series 2020, RB	4.00%	10/01/2050	3,000	3,315,090
Illinois (State of) Regional Transportation Authority; Series 2018 B, RB	4.00%	06/01/2043	1,365	1,491,385

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of) Sports Facilities Authority (The);
Series 2014, Ref. RB (INS - AGM)(a)	5.25%	06/15/2032	$2,000	$2,226,400
Series 2019, Ref. RB (INS - BAM)(a)	5.00%	06/15/2028	2,520	3,132,562
Series 2019, Ref. RB (INS - BAM)(a)	5.00%	06/15/2029	455	574,965
Series 2019, Ref. RB (INS - BAM)(a)	5.00%	06/15/2030	245	307,213
Illinois (State of) Toll Highway Authority;
Series 2019 A, RB	4.00%	01/01/2044	7,785	8,802,655
Series 2020 A, RB	5.00%	01/01/2041	10,000	12,568,600
Jefferson County Township High School District No. 201;
Series 2012 A, GO Bonds	6.50%	12/30/2027	895	1,200,750
Series 2012 A, GO Bonds	6.50%	12/30/2028	955	1,315,484
Series 2012 A, GO Bonds	6.50%	12/30/2031	1,160	1,704,504
Lakemoor (Village of), IL; Series 2006, Ref. RB (INS - AGC)(a)	5.00%	03/01/2027	2,845	2,851,117
Lincolnshire (Village of), IL; Series 2004, RB	6.25%	03/01/2034	2,107	2,108,285
Markham (City of), IL; Series 2008 B, GO Bonds	5.75%	02/01/2028	480	463,694
Metropolitan Pier & Exposition Authority; Series 1998 A, RB (INS - AGM)(a)	5.50%	12/15/2023	680	730,572
Northern Illinois Municipal Power Agency; Series 2016 A, Ref. RB	4.00%	12/01/2041	1,050	1,134,430
Plano (City of), IL Special Service Area No. 5 (Lakewood Springs Club); Series 2006, RB(c)(d)	6.00%	03/01/2036	554	451,510
Regional Transportation Authority; Series 2018 XF2618, Revenue Ctfs.(i)	4.00%	06/01/2043	18,000	19,654,200
Sales Tax Securitization Corp.; Series 2018 C, Ref. RB (INS - BAM)(a)	5.25%	01/01/2048	5,000	6,042,100
Southwestern Illinois Development Authority;
Series 2006, RB	5.63%	11/01/2026	890	684,926
Series 2008 A, Ref. RB(d)	7.00%	10/01/2022	2,995	1,737,100
Stephenson County School District No. 145 Freeport;
Series 2018 A, GO Bonds(f)(g)	5.00%	02/01/2028	505	641,547
Series 2018 A, GO Bonds (INS - AGM)(a)	5.00%	02/01/2032	945	1,173,085
Series 2018 A, GO Bonds (INS - AGM)(a)	5.00%	02/01/2033	690	853,385
Series 2018 A, GO Bonds (INS - AGM)(a)	5.00%	02/01/2034	615	757,551
Yorkville (United City of), IL; Series 2013, Ref. RB	5.00%	03/01/2033	1,848	1,857,406
				188,374,449
Indiana–1.14%
Columbus (City of), IN; Series 2019, RB	5.63%	05/01/2039	3,575	3,352,492
Indiana (State of) Finance Authority;
Series 2011, RB(f)(g)	5.25%	09/15/2021	2,885	2,963,501
Series 2011, RB(f)(g)	6.38%	09/15/2021	4,250	4,390,760
Series 2011, RB(f)(g)	6.50%	09/15/2021	4,750	4,910,265
Indiana (State of) Finance Authority (Good Samaritan Hospital); Series 2016 A, RB	5.50%	04/01/2026	1,620	1,935,349
Indiana (State of) Finance Authority (Sisters of St. Francis Health Services, Inc. Obligated Group);
Series 2008 I, Ref. VRD RB (LOC - Barclays Bank PLC)(l)(m)	0.01%	11/01/2037	1,900	1,900,000
Indiana (State of) Municipal Power Agency; Series 2016 A, Ref. RB	5.00%	01/01/2037	7,500	8,897,100
Indianapolis (City of), IN; Series 2009 A, RB	7.00%	02/01/2039	2,025	1,964,007
				30,313,474
Iowa–0.18%
Iowa (State of) Finance Authority;
Series 2007 B, RB	5.38%	06/01/2025	200	189,686
Series 2007, RB(c)	5.90%	12/01/2028	400	20,000
Series 2012, RB	5.00%	08/15/2028	1,685	1,772,704
Series 2018 B, Ref. RB	5.00%	02/15/2048	1,300	1,566,994
Xenia (City of), IA Rural Water District; Series 2016, Ref. RB	5.00%	12/01/2036	1,000	1,149,180
				4,698,564
Kansas–0.04%
Pittsburg (City of), KS; Series 2006, RB	4.90%	04/01/2024	1,075	974,745
Kentucky–2.53%
Kentucky (Commonwealth of) Economic Development Finance Authority (Catholic Health);
Series 2004 C, VRD RB(l)	0.09%	05/01/2034	15,000	15,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kentucky–(continued)
Kentucky (Commonwealth of) Municipal Power Agency (Prairie State);
Series 2016 A, Ref. RB (INS - NATL)(a)	5.00%	09/01/2032	$5,480	$6,555,614
Series 2016 A, Ref. RB (INS - NATL)(a)	5.00%	09/01/2033	11,525	13,754,050
Series 2016 A, Ref. RB (INS - NATL)(a)	5.00%	09/01/2034	5,000	5,962,400
Kentucky (Commonwealth of) Property & Building Commission (No. 115); Series 2017, RB	5.00%	04/01/2037	2,500	2,951,500
Kentucky (Commonwealth of) Property & Building Commission (Project No. 115); Series 2017, RB (INS - BAM)(a)	5.00%	04/01/2038	2,500	2,976,825
Kentucky (Commonwealth of) Property & Building Commission (Project No. 119);
Series 2018, RB	5.00%	05/01/2035	1,500	1,811,070
Series 2018, RB	5.00%	05/01/2036	1,170	1,409,160
Series 2018, RB	5.00%	05/01/2037	4,605	5,529,684
Louisville (City of) & Jefferson (County of), KY Metropolitan Government (Norton Healthcare, Inc.); Series 2013 A, RB	5.75%	10/01/2042	10,000	11,196,300
Springfield (City of), KY; Series 2004, Ref. RB(c)(d)	5.75%	10/01/2035	15	30
				67,146,633
Louisiana–1.90%
Denham Springs (City of) & Livingston (Parish of), LA Housing & Mortgage Finance Authority; Series 2007, RB (CEP - GNMA)	5.00%	11/01/2040	4	4,066
Louisiana (State of) Public Facilities Authority (19th Judicial District Court Building); Series 2015, Ref. RB (INS - AGM)(a)	5.00%	06/01/2042	2,500	2,864,350
Louisiana (State of) Public Facilities Authority (Archdiocese of New Orleans);
Series 2017, Ref. RB	5.00%	07/01/2032	395	371,300
Series 2017, Ref. RB	5.00%	07/01/2033	300	282,000
Series 2017, Ref. RB	5.00%	07/01/2037	345	324,300
Louisiana (State of) Public Facilities Authority (Ochsner Clinic Foundation); Series 2017, Ref. RB	5.00%	05/15/2042	7,500	8,783,400
Louisiana (State of) Public Facilities Authority (Provident Group-Flagship Properties LLC- Louisiana State University Nicholson Gateway); Series 2017, RB	5.00%	07/01/2057	1,300	1,494,077
Louisiana (State of) Stadium & Exposition District; Series 2013 A, Ref. RB	5.00%	07/01/2028	50	54,626
Louisiana Housing Corp.;
Series 2009 A, RB	6.88%	09/01/2029	7,935	7,415,178
Series 2009 A, RB	7.25%	09/01/2039	5,000	4,483,750
Louisiana State Citizens Property Insurance Corp.; Series 2012, Ref. RB(f)(g)	5.00%	06/01/2022	1,585	1,680,132
Louisiana State University & Agricultural & Mechanical College Board of Supervisors; Series 2016 A, Ref. RB	5.00%	07/01/2040	4,035	4,696,135
New Orleans (City of), LA Aviation Board (Parking Facilities Corp. Consolidated Garage System);
Series 2018 A, RB (INS - AGM)(a)	5.00%	10/01/2043	700	829,668
Series 2018 A, RB (INS - AGM)(a)	5.00%	10/01/2048	1,280	1,480,371
New Orleans (Port of), LA Board of Commissioners; Series 2020 D, RB	5.00%	04/01/2050	9,395	11,494,689
St. John the Baptist (Parish of), LA (Marathon Oil Corp.);
Series 2017, Ref. RB(g)	2.13%	07/01/2024	2,000	2,044,380
Series 2017, Ref. RB(g)	2.38%	07/01/2026	2,000	2,072,640
				50,375,062
Maine–0.75%
Maine (State of) Health & Higher Educational Facilities Authority (Eastern Maine Healthcare
System); Series 2020 A, RB	4.00%	07/01/2050	11,150	12,618,901
Maine (State of) Health & Higher Educational Facilities Authority (Maine General Medical Center);
Series 2011, RB(f)(g)	6.75%	07/01/2021	2,000	2,043,260
Series 2011, RB(f)(g)	7.50%	07/01/2021	5,000	5,120,550
				19,782,711
Maryland–2.01%
Baltimore (City of), MD (Water); Series 2020 A, RB	4.00%	07/01/2045	2,000	2,323,640
Baltimore (County of), MD (Riderwood Village, Inc.);
Series 2020, Ref. RB	4.00%	01/01/2045	5,250	5,750,325
Series 2020, Ref. RB	4.00%	01/01/2050	6,000	6,561,480
Gaithersburg (City of), MD (Asbury Maryland Obligated Group); Series 2018 A, Ref. RB	5.00%	01/01/2036	1,500	1,653,780

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Maryland–(continued)
Maryland (State of) Health & Higher Educational Facilities Authority;
Series 2001, RB (INS - AMBAC)(a)	5.00%	07/01/2034	$5	$5,045
Series 2004, RB (INS - AMBAC)(a)	5.00%	07/01/2034	15	15,136
Series 2007, Ref. RB	4.75%	07/01/2034	10	10,006
Series 2016, Ref. RB	5.00%	06/01/2036	400	451,292
Maryland (State of) Health & Higher Educational Facilities Authority (UPMC);
Series 2020 B, RB	4.00%	04/15/2045	5,250	5,870,655
Series 2020 B, RB	4.00%	04/15/2050	5,000	5,554,950
Maryland (State of) Transportation Authority (Transportation Facilities); Series 2020, RB	4.00%	07/01/2050	15,000	17,355,900
Maryland Economic Development Corp.;
Series 2012, Ref. RB	5.00%	07/01/2034	1,000	1,042,130
Series 2016, Ref. RB (INS - AGM)(a)	5.00%	06/01/2035	4,530	5,226,850
Prince George’s (County of), MD; Series 2005, RB	5.25%	07/01/2035	1,613	1,627,049
				53,448,238
Massachusetts–1.45%
Commonwealth of Massachusetts; Series 2016-XF0530, Ctfs.(i)	5.00%	12/01/2035	20,000	24,457,200
Massachusetts (Commonwealth of); Series 2020 E, GO Bonds	5.00%	11/01/2050	6,000	7,570,920
Massachusetts (Commonwealth of) Development Finance Agency;
Series 2011 B, RB(h)	0.00%	11/15/2056	363	61,799
Series 2011, RB	5.50%	07/01/2026	750	754,297
Series 2011, RB	6.00%	07/01/2031	25	25,135
Series 2016 I, Ref. RB	5.00%	07/01/2036	2,000	2,306,360
Massachusetts (Commonwealth of) Development Finance Agency (Wellforce, Inc.); Series 2020 C, Ref. RB (INS - AGM)(a)	4.00%	10/01/2045	3,000	3,387,690
				38,563,401
Michigan–3.18%
Detroit (City of), MI;
Series 2003 B, RB (INS - AGM)(a)	7.50%	07/01/2033	60	60,306
Series 2011 A, RB(f)(g)	5.00%	07/01/2021	1,000	1,016,120
Detroit (City of), MI Downtown Development Authority (Catalyst Development); Series 2018 A, Ref. RB (INS - AGM)(a)	5.00%	07/01/2048	1,350	1,516,104
Detroit (City of), MI Water and Sewerage Department; Series 2012 A, Ref. RB(f)(g)	5.00%	07/01/2022	2,155	2,294,472
Detroit City School District;
Series 2012 A, Ref. GO Bonds	5.00%	05/01/2028	1,100	1,159,576
Series 2012 A, Ref. GO Bonds	5.00%	05/01/2031	680	716,747
Detroit Downtown Development Authority; Series 2018 A, Ref. RB (INS - AGM)(a)	5.00%	07/01/2043	150	169,137
Grand Traverse Academy; Series 2007, Ref. RB	5.00%	11/01/2022	215	215,204
Michigan (State of) Finance Authority;
Series 2005 A, RB	6.00%	12/01/2035	1,155	1,155,705
Series 2008 C, RB(h)	0.00%	06/01/2058	289,275	14,041,408
Series 2010 A, RB	5.90%	12/01/2030	600	600,516
Series 2014 D-6, Ref. RB (INS - NATL)(a)	5.00%	07/01/2025	1,000	1,149,570
Series 2014 D-6, Ref. RB (INS - NATL)(a)	5.00%	07/01/2026	895	1,026,619
Series 2014 D-6, Ref. RB (INS - NATL)(a)	5.00%	07/01/2027	930	1,062,785
Series 2014, Ref. RB(e)	6.75%	07/01/2044	6,000	6,271,920
Series 2015 C, RB	5.00%	07/01/2034	2,200	2,575,254
Series 2018, Ref. RB	5.75%	11/01/2040	635	710,559
Michigan (State of) Finance Authority (CHE Trinity Health Credit Group); Series 2013 MI-4, Ref. RB	5.00%	12/01/2039	5,000	6,268,950
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department);
Series 2014 C-6, Ref. RB	5.00%	07/01/2033	1,000	1,139,220
Series 2014 D-4, Ref. RB	5.00%	07/01/2032	2,450	2,792,829
Series 2014 D-4, Ref. RB	5.00%	07/01/2034	1,000	1,138,160
Michigan (State of) Finance Authority (Henry Ford Health System); Series 2016, Ref. RB	5.00%	11/15/2041	6,300	7,396,389
Michigan (State of) Strategic Fund; Series 2007, RB	5.85%	08/31/2027	6,074	5,696,548
Michigan State University Board of Trustees;
Series 2019 B, RB	5.00%	02/15/2044	1,180	1,450,480
Series 2019 B, RB	5.00%	02/15/2048	6,650	8,129,891

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Michigan–(continued)
Plymouth Educational Center Charter School;
Series 2005, Ref. RB	5.38%	11/01/2030	$400	$277,876
Series 2005, Ref. RB	5.63%	11/01/2035	1,325	824,574
Renaissance Public School Academy; Series 2012 A, RB	6.00%	05/01/2037	500	511,285
Walled Lake Consolidated School District;
Series 2019, GO Bonds	4.00%	05/01/2039	600	693,504
Series 2019, GO Bonds	4.00%	05/01/2040	1,220	1,407,026
Series 2019, GO Bonds	4.00%	05/01/2041	2,485	2,857,601
Series 2019, GO Bonds	5.00%	05/01/2044	3,270	4,117,224
Series 2019, GO Bonds	5.00%	05/01/2049	3,270	4,094,759
				84,538,318
Minnesota–0.23%
Bethel (City of), MN (Benedictine Health System - St. Peter Communities); Series 2018 A, Ref. RB	5.50%	12/01/2048	1,050	1,076,040
Duluth (City of), MN Economic Development Authority; Series 2018 A, Ref. RB	5.00%	02/15/2043	2,300	2,716,185
Minnesota (State of) Higher Education Facilities Authority; Series 2017, Ref. RB	5.00%	10/01/2047	900	981,108
Mound (City of), MN Housing & Redevelopment Authority; Series 2006, Ref. RB	5.00%	02/15/2027	721	724,079
St. Paul (City of), MN (Presbyterian Homes Bloomington); Series 2017, Ref. RB	5.00%	09/01/2042	680	713,850
				6,211,262
Mississippi–0.53%
Mississippi (State of) Development Bank; Series 2016, RB	5.00%	12/01/2046	10,000	11,843,700
Mississippi Business Finance Corp. (Chevron U.S.A., Inc.); Series 2010 K, VRD RB(l)	0.01%	11/01/2035	2,100	2,100,000
				13,943,700
Missouri–0.96%
370/Missouri Bottom Road/Taussig Road Transportation Development District (Hazelwood); Series 2002, RB (Acquired 10/24/2002-02/13/2012; Cost $14,360,000)(c)(d)(k)	7.20%	05/01/2049	14,360	4,882,400
Branson (City of), MO Industrial Development Authority;
Series 2005 A, RB(d)	7.05%	05/01/2027	70	49,615
Series 2007 A, RB(d)	5.75%	05/01/2026	785	569,211
Broadway-Fairview Transportation Development District; Series 2006 A, RB(d)(j)	5.88%	12/01/2031	675	438,750
Chillicothe (City of), MO (South U.S. 65);
Series 2006, RB(d)	5.50%	04/01/2021	90	89,402
Series 2006, RB(d)	5.63%	04/01/2027	400	348,460
Columbia (City of), MO Housing Authority;
Series 2015, RB	5.00%	12/15/2040	580	595,590
Series 2015, RB	5.13%	12/15/2050	1,330	1,361,322
Grindstone Plaza Transportation Development District; Series 2006 A, RB	5.50%	10/01/2031	355	310,128
Hollister (City of), MO; Series 2019, RB(e)	5.63%	10/01/2039	5,335	5,563,231
Kansas City (City of), MO Industrial Development Authority (Ward Parkway Center Community Improvement District); Series 2016 A, Ref. RB(e)	5.00%	04/01/2046	295	299,080
Lee’s Summit (City of), MO Industrial Development Authority;
Series 2007, RB(c)(d)	5.50%	03/01/2021	140	86,800
Series 2007, RB(c)(d)	5.75%	03/01/2029	250	155,000
Maplewood (City of), MO (Maplewood South Redevelopment Area); Series 2005, Ref. RB	5.75%	11/01/2026	2,055	2,055,678
Northwoods Transportation Development District; Series 2006 A, RB	5.85%	02/01/2031	54	47,807
St Louis (County of), MO; Series 2007 A, RB(d)	5.50%	09/02/2028	373	167,850
St. Charles (County of), MO Industrial Development Authority (Suemandy/Mid-Rivers Community Improvement District); Series 2016, RB(e)	5.00%	10/01/2046	1,025	1,032,042
St. Louis (City of), MO;
Series 2006 A, RB(d)(j)	6.00%	08/04/2025	481	96,200
Series 2007, RB(d)	5.50%	05/29/2028	661	277,561
St. Louis (City of), MO Land Clearance for Redevelopment Authority; Series 2018 A, RB	5.00%	04/01/2048	3,250	3,567,980

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri–(continued)
St. Louis (County of), MO;
Series 2006, RB(d)(j)	6.00%	08/21/2026	$1,391	$415,430
Series 2006, RB(d)	5.50%	03/09/2027	1,879	770,390
Series 2007 A, RB(d)	5.50%	01/20/2028	758	379,000
Series 2007 B, RB(d)(j)	5.50%	01/20/2028	466	111,840
Series 2008 A, RB(d)	6.60%	01/21/2028	3,255	1,464,750
Series 2008, RB(d)(j)	6.69%	04/21/2029	1,080	183,600
Stone Canyon Community Improvement District;
Series 2007, RB (Acquired 09/23/2011; Cost $560,084)(c)(d)(k)	5.70%	04/01/2022	620	161,200
Series 2007, RB (Acquired 09/23/2011; Cost $287,597)(c)(d)(k)	5.75%	04/01/2027	320	83,200
				25,563,517
Montana–0.03%
Hardin (City of), MT; Series 2006, RB(d)(j)	6.25%	09/01/2031	11,710	819,700
Nebraska–0.59%
Central Plains Energy Project (No. 3);
Series 2012, RB(n)	5.25%	09/01/2037	9,510	10,166,665
Series 2017 A, Ref. RB	5.00%	09/01/2037	4,000	5,480,400
				15,647,065
Nevada–0.82%
Clark (County of), NV;
Series 2007 A, RB	5.00%	02/01/2026	320	323,494
Series 2007 A, RB	5.05%	02/01/2031	255	257,382
Clark (County of), NV (Stadium Improvement Bonds); Series 2018 A, GO Bonds	5.00%	05/01/2048	2,500	2,987,500
Clark County School District; Series 2018 B, GO Bonds (INS - BAM)(a)	5.00%	06/15/2036	5,280	6,545,352
Las Vegas (City of), NV Convention & Visitors Authority; Series 2018 B, RB	5.00%	07/01/2043	10,000	11,713,800
				21,827,528
New Hampshire–0.47%
Manchester Housing & Redevelopment Authority, Inc.; Series 2000 B, RB (INS - ACA)(a)(h)	0.00%	01/01/2029	305	209,346
New Hampshire (State of) Business Finance Authority;
Series 2019 A, RB(e)	5.25%	07/01/2039	410	411,206
Series 2019 A, RB(e)	5.63%	07/01/2046	230	233,496
Series 2019 A, RB(e)	5.75%	07/01/2054	570	581,896
New Hampshire (State of) Health & Education Facilities Authority (Southern New Hampshire
University); Series 2012, RB(f)(g)	5.00%	01/01/2022	1,500	1,560,105
New Hampshire (State of) Health and Education Facilities Authority; Series 2020 A, RB	5.00%	08/01/2059	3,410	5,064,975
New Hampshire Business Finance Authority; Series 2020-1, Class A	4.13%	01/20/2034	3,942	4,426,469
				12,487,493
New Jersey–8.55%
Atlantic City (City of), NJ;
Series 2017 A, Ref. GO Bonds (INS - BAM)(a)	5.00%	03/01/2032	250	295,760
Series 2017 A, Ref. GO Bonds (INS - BAM)(a)	5.00%	03/01/2037	500	583,060
Series 2017 B, GO Bonds (INS - AGM)(a)	4.00%	03/01/2042	3,510	3,813,510
Casino Reinvestment Development Authority;
Series 2014, Ref. RB (INS - AGM)(a)	5.00%	11/01/2030	2,000	2,188,920
Series 2014, Ref. RB (INS - AGM)(a)	5.00%	11/01/2032	2,000	2,171,760
Hudson (County of), NJ Improvement Authority (Hudson County Courhouse); Series 2020, RB	4.00%	10/01/2051	10,000	11,432,600
New Jersey (State of);
Series 2020 A, GO Bonds	4.00%	06/01/2030	2,880	3,428,726
Series 2020 A, GO Bonds	4.00%	06/01/2031	3,500	4,200,665

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
New Jersey (State of) Economic Development Authority;
Series 2016 AAA, RB	5.00%	06/15/2041	$3,000	$3,427,260
Series 2017 A, RB	5.00%	07/01/2032	500	512,150
Series 2017 A, RB	5.00%	07/01/2047	200	202,202
Series 2017 DDD, RB	5.00%	06/15/2028	1,930	2,321,829
Series 2017 DDD, RB	5.00%	06/15/2029	3,500	4,182,290
Series 2017, Ref. RB (INS - AGM)(a)	5.00%	06/01/2037	1,000	1,175,150
Series 2018 A, RB	5.00%	06/15/2042	3,500	4,051,005
Series 2018 A, RB	5.00%	06/15/2047	735	844,412
Series 2018 A, RB(e)	6.50%	11/01/2052	220	258,680
Series 2018 C, RB	5.00%	06/15/2031	4,855	5,790,219
Series 2019, RB	4.00%	06/15/2044	3,000	3,269,190
New Jersey (State of) Economic Development Authority (Newark Downtown District Management Corp.); Series 2019, Ref. RB	5.13%	06/15/2037	980	1,206,988
New Jersey (State of) Health Care Facilities Financing Authority; Series 2015 A, RB (INS - AGM)(a)	5.00%	07/01/2029	2,100	2,411,451
New Jersey (State of) Health Care Facilities Financing Authority (Virtua Health); Series 2009 B, VRD RB (LOC - JP Morgan Chase Bank N.A.)(l)(m)	0.01%	07/01/2043	10,815	10,815,000
New Jersey (State of) Transportation Trust Fund Authority;
Series 2004 A, RB (INS - NATL)(a)	5.75%	06/15/2024	11,570	13,397,713
Series 2005 B, RB (INS - NATL)(a)	5.50%	12/15/2021	5,975	6,218,242
Series 2008 A, RB(h)	0.00%	12/15/2038	5,680	3,407,034
Series 2009 D, RB	5.00%	06/15/2032	5,015	5,620,009
Series 2011 A, RB(f)(g)	6.00%	06/15/2021	4,555	4,629,975
Series 2016, RN	5.00%	06/15/2030	6,000	6,993,180
Series 2018 A, Ref. RN	5.00%	06/15/2029	6,660	7,817,708
Series 2018 A, Ref. RN	5.00%	06/15/2030	945	1,101,426
Series 2018 A, Ref. RN	5.00%	06/15/2031	880	1,022,358
Series 2020 AA, RB	4.00%	06/15/2045	3,340	3,638,730
Series 2020 AA, RB	5.00%	06/15/2045	1,435	1,712,629
Series 2020 AA, RB	4.00%	06/15/2050	3,785	4,102,524
Series 2020 AA, RB	5.00%	06/15/2050	1,230	1,459,690
New Jersey (State of) Turnpike Authority;
Series 2015 E, RB	5.00%	01/01/2034	7,000	8,068,550
Series 2019 A, RB	4.00%	01/01/2048	10,000	11,247,300
Series 2019 A, RB	5.00%	01/01/2048	3,000	3,636,390
Series 2021 A, RB	4.00%	01/01/2051	2,000	2,292,520
Tobacco Settlement Financing Corp.;
Series 2018 A, Ref. RB	5.00%	06/01/2028	3,500	4,399,430
Series 2018 A, Ref. RB	5.00%	06/01/2029	4,500	5,606,370
Series 2018 A, Ref. RB	5.00%	06/01/2030	5,000	6,178,600
Series 2018 A, Ref. RB	5.00%	06/01/2031	7,100	8,725,119
Series 2018 A, Ref. RB	5.00%	06/01/2034	13,000	15,737,540
Series 2018 A, Ref. RB	5.00%	06/01/2035	4,000	4,827,440
Series 2018 A, Ref. RB	5.00%	06/01/2037	3,000	3,598,710
Series 2018 A, Ref. RB	5.00%	06/01/2046	6,000	6,997,080
Series 2018 B, Ref. RB	5.00%	06/01/2046	13,700	15,829,254
				226,848,348
New Mexico–0.08%
Boulders Public Improvement District; Series 2015, RB	5.75%	10/01/2044	230	238,020
Trails Public Improvement District; Series 2008, RB	7.75%	10/01/2038	1,775	1,774,681
				2,012,701
New York–12.76%
Hudson Yards Infrastructure Corp.;
Series 2017 XF0549, Revenue Ctfs.(i)	5.00%	02/15/2037	8,500	10,049,465
Series 2017 XF0549, Revenue Ctfs.(i)	5.00%	02/15/2039	7,500	8,829,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Metropolitan Transportation Authority;
Series 2015 C-1, Ref. RB	5.00%	11/15/2035	$10,500	$11,982,810
Series 2016 C-1, RB	5.25%	11/15/2056	5,000	5,803,650
Metropolitan Transportation Authority (Green Bonds);
Series 2016 A1, RB	5.25%	11/15/2056	14,375	16,494,306
Subseries 2017 A-1, RB	5.25%	11/15/2057	3,500	4,038,860
MTA Hudson Rail Yards Trust Obligations; Series 2016 A, RB	5.00%	11/15/2056	13,150	14,286,686
New York & New Jersey (States of) Port Authority;
Series 2016 198, Ref. RB	5.25%	11/15/2056	10,000	11,962,700
Series 2018, Ref. RB	5.00%	09/01/2048	5,000	6,031,400
New York (City of), NY;
Series 2018 DD1, RB	5.00%	06/15/2048	10,000	12,015,500
Series 2018 E-1, GO Bonds	5.00%	03/01/2040	10,065	12,018,717
New York (City of), NY Municipal Water Finance Authority;
Series 2015 GG, Ref. RB	5.00%	06/15/2039	10,000	11,718,100
Subseries 2012 A-1, VRD RB(l)	0.01%	06/15/2044	2,475	2,475,000
New York (City of), NY Transitional Finance Authority;
Series 2018 S-3, RB	5.00%	07/15/2043	14,000	16,859,920
Series 2019 A-3, RB	4.00%	05/01/2042	5,000	5,630,700
Series 2019 B-1, RB	4.00%	11/01/2045	4,000	4,525,400
Series 2020, RB	4.00%	05/01/2047	5,000	5,635,400
New York (City of), NY Water & Sewer System (2nd Generation Resolution); Series 2008 BB-2, VRD RB(l)	0.00%	06/15/2039	23,000	23,000,000
New York (County of), NY Tobacco Trust VI; Subseries 2016 A-1, Ref. RB	5.75%	06/01/2043	285	358,493
New York (State of) Dormitory Authority;
Series 2015 B, RB	5.00%	03/15/2033	10,000	11,853,000
Series 2015 B, Ref. RB	5.00%	07/01/2028	2,650	3,062,949
Series 2016 A, RB	5.00%	03/15/2035	5,000	6,014,400
Series 2020 D, Ref. RB	4.00%	02/15/2047	7,000	7,855,820
New York (State of) Dormitory Authority (Columbia University); Series 2018 A, RB	5.00%	10/01/2048	14,000	20,827,800
New York (State of) Housing Finance Agency (Clinton Park Housing); Series 2010 A, VRD RB(l)	0.03%	11/01/2044	4,000	4,000,000
New York (State of) Thruway Authority;
Series 2019 B, RB	4.00%	01/01/2050	5,920	6,639,280
Series 2019 B, RB	4.00%	01/01/2053	5,880	6,581,837
New York City Transitional Finance Authority; Series 2020 C-1, RB	4.00%	05/01/2045	5,000	5,649,400
New York Counties Tobacco Trust II; Series 2001, RB	5.75%	06/01/2043	65	65,096
New York Liberty Development Corp. (Goldman Sachs Headquarters); Series 2005, Ref. RB	5.25%	10/01/2035	6,075	8,512,837
New York Power Authority;
Series 2020 A, Ref. RB	4.00%	11/15/2045	7,000	8,089,620
Series 2020 A, Ref. RB	4.00%	11/15/2050	10,000	11,513,500
New York State Thruway Authority; Series 2020 N, RB	4.00%	01/01/2045	5,000	5,727,050
New York State Urban Development Corp.;
Series 2020 A, RB	5.00%	03/15/2041	1,800	2,241,270
Series 2020 A, RB	5.00%	03/15/2042	515	639,306
Series 2020 A, RB	4.00%	03/15/2045	4,235	4,814,094
Series 2020 A, RB	4.00%	03/15/2049	9,450	10,698,628
Series 2020 C, Ref. RB	5.00%	03/15/2047	7,000	8,636,950
New York Transportation Development Corp. (Terminal 4 JFK International Airport);
Series 2020, Ref. RB	5.00%	12/01/2036	3,000	3,700,560
Series 2020, Ref. RB	5.00%	12/01/2038	2,750	3,386,075
Series 2020, Ref. RB	4.00%	12/01/2039	1,700	1,896,792
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels); Series 2020 A, RB	5.00%	11/15/2049	3,000	3,763,440
TSASC, Inc.;
Series 2016 B, Ref. RB	5.00%	06/01/2045	5,450	5,917,555
Series 2017 A, Ref. RB	5.00%	06/01/2036	2,455	2,939,715
				338,743,981

North Carolina–0.47%
Charlotte-Mecklenburg Hospital Authority (The) (Atrium Health); Series 2018 H, VRD RB(l)	0.01%	01/15/2048	840	840,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
North Carolina–(continued)
Charlotte-Mecklenburg Hospital Authority (The) (Carolinas Health Care Systems);
Series 2007 B, Ref. VRD RB(l)	0.01%	01/15/2038	$2,500	$2,500,000
Series 2007 C, Ref. VRD RB(l)	0.01%	01/15/2037	3,075	3,075,000
North Carolina (State of) Turnpike Authority; Series 2018, Ref. RB (INS - AGM)(a)	5.00%	01/01/2038	5,000	6,140,500
				12,555,500
Ohio–2.71%
Buckeye Tobacco Settlement Financing Authority;
Series 2020 B-2, Ref. RB	5.00%	06/01/2055	28,330	31,899,297
Series 2020 B-3, Ref. RB(h)	0.00%	06/01/2057	49,575	7,433,275
Cleveland (City of) & Cuyahoga (County of), OH Port Authority; Series 2010, RB	6.00%	11/15/2035	3,445	3,459,641
Cuyahoga (County of), OH (Metrohealth System);
Series 2017, Ref. RB	5.50%	02/15/2052	2,475	2,871,842
Series 2017, Ref. RB	5.50%	02/15/2057	1,050	1,215,827
Greater Cincinnati (Port of), OH Development Authority;
Series 2004, RB	6.30%	02/15/2024	785	762,808
Series 2004, RB	6.40%	02/15/2034	5,860	5,220,147
Greene (County of), OH;
Series 2002 A, RB (INS - ACA)(a)	5.50%	09/01/2027	1,000	1,000,990
Series 2002 A, RB (INS - ACA)(a)	5.63%	09/01/2032	170	170,134
Jeffrey Place New Community Authority; Series 2007 A, RB	5.00%	12/01/2022	195	195,259
Ohio (State of);
Series 2017 A, GO Bonds	5.00%	03/15/2036	5,000	5,643,050
Series 2020 A, Ref. RB	5.00%	01/15/2050	3,905	4,777,689
Ohio (State of) Higher Educational Facility Commission; Series 2018, Ref. RB	5.25%	01/01/2038	1,350	1,337,999
Ohio (State of) Higher Educational Facility Commission (Cleveland Clinic Health System Obligated Group); Series 2013 B-2, VRD RB(l)	0.01%	01/01/2039	1,500	1,500,000
Portage (County of), OH Port Authority; Series 2012, RB	5.00%	12/01/2037	4,065	4,191,706
Toledo (City of) & Lucas (County of), OH Port Authority; Series 2007 A, RB	5.40%	11/01/2036	309	270,589
				71,950,253
Oklahoma–0.14%
Carter (County of), OK Public Facilities Authority; Series 2018, RB	5.00%	09/01/2032	3,070	3,656,493
Pennsylvania–6.00%
Allegheny (County of), PA Higher Education Building Authority (Carnegie Mellon University);
Series 2008 A, Ref. VRD RB(l)	0.01%	12/01/2037	675	675,000
Allegheny (County of), PA Hospital Development Authority (Allegheny Health Network Obligated Group Issue); Series 2018 A, Ref. RB	5.00%	04/01/2036	2,825	3,386,751
Bethlehem Area School District; Series 2015 A, GO Bonds (INS - BAM)(a)	5.00%	08/01/2033	5,000	5,893,050
Commonwealth Financing Authority;
Series 2018, RB	5.00%	06/01/2030	1,250	1,551,463
Series 2018, RB	5.00%	06/01/2032	3,000	3,691,860
Series 2018, RB	5.00%	06/01/2033	2,000	2,449,020
Series 2018, RB	5.00%	06/01/2034	1,760	2,146,901
Delaware (County of), PA Authority (Neumann University);
Series 2016, Ref. RB	5.00%	10/01/2031	1,425	1,601,230
Series 2016, Ref. RB	5.00%	10/01/2035	2,305	2,567,678
Fayette (County of), PA Hospital Authority (Fayette Regional Health System); Series 2007 B, VRD RB (LOC - PNC Bank N.A.)(l)(m)	0.04%	06/01/2037	3,180	3,180,000
Geisinger Authority (Geisinger Health System); Series 2020, Ref. RB	5.00%	04/01/2050	5,000	6,145,100
Lebanon (County of), PA Health Facilities Authority (E.C.C. Retirement Village); Series 2000, VRD RB (LOC - PNC Bank N.A.)(l)(m)	0.04%	10/15/2025	1,810	1,810,000
Pennsylvania (Commonwealth of);
Series 2013 1, GO Bonds	4.00%	04/01/2032	5,000	5,299,050
Series 2018 1, GO Bonds	5.00%	03/01/2032	10,000	12,437,100
Series 2018 1, GO Bonds	4.00%	03/01/2035	12,500	14,485,250
Series 2018 1, GO Bonds (INS - BAM)(a)	4.00%	03/01/2036	4,175	4,862,163

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Pennsylvania (Commonwealth of) Public School Building Authority (Philadelphia School District);
Series 2012, RB(f)(g)	5.00%	04/01/2022	$5,605	$5,896,516
Series 2016 A, Ref. RB (INS - AGM)(a)	5.00%	06/01/2032	5,000	6,047,000
Series 2016 A, Ref. RB (INS - AGM)(a)	5.00%	06/01/2033	5,000	6,040,850
Pennsylvania (Commonwealth of) Turnpike Commission;
Series 2009 E, RB	6.38%	12/01/2038	1,500	1,973,985
Series 2014 A-3, RB(h)	0.00%	12/01/2041	3,450	1,819,012
Series 2016, Ref. RB	5.00%	06/01/2030	5,000	5,912,650
Series 2017 3, Ref. RB	5.00%	12/01/2040	5,125	6,097,315
Series 2017 B-1, RB	5.00%	06/01/2042	7,750	9,079,512
Series 2018 A-2, RB	5.00%	12/01/2048	7,000	8,408,470
Series 2019 A, RB (INS - AGM)(a)	4.00%	12/01/2049	8,500	9,704,450
Philadelphia (City of), PA;
Series 2017 15, Ref. RB	5.00%	08/01/2036	1,000	1,195,460
Series 2019 B, RB	5.00%	11/01/2049	7,155	8,779,185
Philadelphia (City of), PA Hospitals & Higher Education Facilities Authority (Temple University Health System); Series 2012 A, RB	5.63%	07/01/2042	3,500	3,680,775
Philadelphia (City of), PA Industrial Development Authority (Architecture & Design Charter High School); Series 2013, RB(f)(g)	6.13%	03/15/2023	685	765,337
Philadelphia Gas Works Co.; Series 2009 C, Ref. VRD RB (LOC - Barclays Bank PLC)(l)(m)	0.02%	08/01/2031	450	450,000
Philadelphia School District; Series 2016 F, Ref. GO Bonds	5.00%	09/01/2032	1,000	1,203,580
Pottsville (City of), PA Hospital Authority (Lehigh Valley); Series 2016 B, Ref. RB	5.00%	07/01/2041	4,000	4,679,240
Reading School District;
Series 2017, Ref. GO Bonds (INS - AGM)(a)	5.00%	03/01/2035	280	336,851
Series 2017, Ref. GO Bonds (INS - AGM)(a)	5.00%	03/01/2036	255	306,133
Scranton School District;
Series 2017 E, Ref. GO Bonds (INS - BAM)(a)	5.00%	12/01/2029	1,000	1,231,710
Series 2017 E, Ref. GO Bonds (INS - BAM)(a)	5.00%	12/01/2030	1,305	1,593,105
Series 2017 E, Ref. GO Bonds (INS - BAM)(a)	5.00%	12/01/2032	890	1,081,199
Series 2017 E, Ref. GO Bonds (INS - BAM)(a)	5.00%	12/01/2033	710	861,109
				159,325,060
Puerto Rico–7.21%
Puerto Rico (Commonwealth of);
Series 2001 A, Ref. GO Bonds (INS - NATL)(a)	5.50%	07/01/2021	500	504,545
Series 2003 C-7, Ref. GO Bonds (INS - NATL)(a)	6.00%	07/01/2027	1,365	1,406,168
Series 2004 A, GO Bonds (INS - AGC)(a)	5.00%	07/01/2034	5	5,169
Series 2006 A, GO Bonds(c)	5.25%	07/01/2030	4,020	3,482,325
Series 2008 A, GO Bonds(c)	5.00%	07/01/2023	2,610	2,247,862
Series 2008 A, GO Bonds(c)	5.13%	07/01/2028	3,000	2,587,500
Series 2009 B, Ref. GO Bonds(c)	6.50%	07/01/2037	5,000	4,381,250
Series 2009 B, Ref. GO Bonds(c)	6.00%	07/01/2039	6,200	5,409,500
Series 2009 C, Ref. GO Bonds(c)	6.00%	07/01/2039	2,000	1,732,500
Series 2011 A, GO Bonds(c)	5.75%	07/01/2041	3,335	2,813,906
Series 2011 A, Ref. GO Bonds(c)	6.00%	07/01/2040	3,000	2,523,750
Series 2011 C, Ref. GO Bonds(c)	5.75%	07/01/2036	9,000	7,256,250
Series 2011 E, Ref. GO Bonds(c)	6.00%	07/01/2029	4,895	4,240,294
Series 2011 E, Ref. GO Bonds(c)	5.38%	07/01/2030	1,250	1,054,688
Series 2011 E, Ref. GO Bonds(c)	5.63%	07/01/2033	4,000	3,375,000
Series 2012 A, Ref. GO Bonds(c)	5.25%	07/01/2023	3,000	2,460,000
Series 2012 A, Ref. GO Bonds(c)	5.50%	07/01/2026	6,645	5,448,900
Series 2012 A, Ref. GO Bonds(c)	5.75%	07/01/2028	5,000	4,100,000
Series 2012 A, Ref. GO Bonds(c)	5.50%	07/01/2039	8,225	6,744,500
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority;
Series 2012 A, RB	5.25%	07/01/2029	1,885	1,984,358
Series 2012 A, RB	5.75%	07/01/2037	5,400	5,720,220
Series 2012 A, RB	5.25%	07/01/2042	5,880	6,189,935
Series 2012 A, RB	6.00%	07/01/2047	10,090	10,721,533

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2005 RR, RB (INS - NATL)(a)	5.00%	07/01/2023	$30	$30,368
Series 2005 RR, RB (INS - NATL)(a)	5.00%	07/01/2024	260	263,190
Series 2005 SS, Ref. RB (INS - NATL)(a)	5.00%	07/01/2025	4,000	4,052,080
Series 2007 VV, Ref. RB (INS - NATL)(a)	5.25%	07/01/2025	1,690	1,825,200
Series 2008 WW-RSA-1, RB(c)	5.38%	07/01/2023	2,750	2,492,187
Series 2008 WW-RSA-1, RB(c)	5.25%	07/01/2025	1,985	1,796,425
Series 2010 AAA-RSA-1, RB(c)	5.25%	07/01/2028	2,830	2,561,150
Series 2010 CCC-RSA-1, RB(c)	5.00%	07/01/2022	1,850	1,669,625
Series 2010 CCC-RSA-1, RB(c)	5.00%	07/01/2028	2,500	2,256,250
Series 2010 XX, RB(c)	5.25%	07/02/2040	1,670	1,511,350
Series 2010 ZZ-RSA-1, Ref. RB(c)	5.25%	07/01/2022	410	371,050
Series 2010 ZZ-RSA-1, Ref. RB(c)	5.25%	07/01/2025	405	366,525
Series 2016 E-2, RB(c)	10.00%	07/01/2021	500	482,500
Puerto Rico (Commonwealth of) Government Employees Retirement System; Series 2008 A, RB(c)	6.45%	07/01/2055	10,000	1,400,000
Puerto Rico (Commonwealth of) Highway & Transportation Authority;
Series 2003 A-A, RB (INS - AGC)(a)	5.00%	07/01/2035	10	10,337
Series 2003 G, RB (INS - NATL)(a)	5.00%	07/01/2033	20	20,322
Series 2004 I, RB (INS - FGIC)(a)(j)	5.00%	07/01/2022	40	36,450
Series 2007 M, RB(c)	5.00%	07/01/2046	3,500	1,251,250
Puerto Rico (Commonwealth of) Industrial Tourist, Educational, Medical & Environmental Control Facilities Financing Authority;
Series 1995 A, RB	5.63%	07/01/2022	1,040	1,040,000
Series 2002 A, Ref. RB (INS - ACA)(a)	5.00%	08/01/2032	1,230	1,233,235
Series 2012, Ref. RB	5.00%	10/01/2022	190	193,960
Puerto Rico (Commonwealth of) Infrastructure Financing Authority;
Series 2005 A, RB (INS - FGIC)(a)(j)	5.50%	07/01/2024	850	774,563
Series 2005 A, RB (INS - FGIC)(a)(j)	5.50%	07/01/2028	750	683,438
Series 2005 A, RB (INS - FGIC)(a)(c)(h)	0.00%	07/01/2030	8,000	4,430,320
Series 2005 A, RB (INS - FGIC)(a)(c)(h)	0.00%	07/01/2031	8,695	4,592,351
Series 2005 B, RB(c)	5.00%	07/01/2041	65	8,856
Puerto Rico (Commonwealth of) Public Buildings Authority (Government Facilities);
Series 2002 D, RB(c)	5.38%	07/01/2033	4,940	4,748,575
Series 2007 M-2, Ref. RB (INS - AMBAC)(a)	10.00%	07/01/2035	1,910	2,010,523
Series 2007 M-3, Ref. RB (INS - NATL)(a)	6.00%	07/01/2028	10,000	10,309,700
Series 2007 N, RB(c)	5.00%	07/01/2032	3,300	3,155,625
Series 2009 P, Ref. RB(c)	6.25%	07/01/2026	8,575	8,414,219
Series 2012 U, Ref. RB(c)	5.25%	07/01/2042	240	213,600
Puerto Rico Public Finance Corp.; Series 2011 B, RB(c)	5.50%	08/01/2031	5,615	84,225
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB(h)	0.00%	07/01/2046	34,472	10,598,072
Series 2018 A-1, RB(h)	0.00%	07/01/2051	28,082	6,182,814
Series 2018 A-1, RB	4.75%	07/01/2053	9,853	10,753,860
Series 2018 A-1, RB	5.00%	07/01/2058	4,400	4,873,176
Series 2019 A-2, RB	4.54%	07/01/2053	387	417,043
Series 2019 A-2, RB	4.78%	07/01/2058	5,172	5,655,944
University of Puerto Rico;
Series 2006 P, Ref. RB (Acquired 10/10/2017; Cost $851,513)(k)	5.00%	06/01/2026	1,305	1,272,375
Series 2006 P, Ref. RB (Acquired 11/15/2018; Cost $790,740)(k)	5.00%	06/01/2030	900	873,000
Series 2006 Q, RB (Acquired 02/13/2019-03/01/2019; Cost $130,900)(k)	5.00%	06/01/2036	150	145,500
				191,451,386
Rhode Island–0.23%
Central Falls Detention Facility Corp.; Series 2005, Ref. RB (Acquired 06/23/2005; Cost $4,862,486)(c)(k)	7.25%	07/15/2035	4,915	884,700
Rhode Island Housing & Mortgage Finance Corp.; Series 1992 10-A, RB	6.50%	04/01/2027	20	20,072
Tobacco Settlement Financing Corp.; Series 2015 A, Ref. RB	5.00%	06/01/2040	4,695	5,245,958
				6,150,730

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
South Carolina–0.23%
Richland (County of), SC; Series 2004, RB(d)	6.20%	11/01/2036	$4,175	$3,255,080
South Carolina (State of) Public Service Authority; Series 2020 A, Ref. RB	5.00%	12/01/2043	2,200	2,753,894
				6,008,974
South Dakota–0.06%
Educational Enhancement Funding Corp.; Series 2013 B, RB	5.00%	06/01/2027	1,500	1,623,840
Tennessee–1.56%
Chattanooga (City of), TN Health, Educational & Housing Facility Board (CommonSpirit Health);
Series 2019 A-1, Ref. RB	4.00%	08/01/2038	225	255,589
Series 2019 A-1, Ref. RB	4.00%	08/01/2044	455	504,945
Series 2019 A-2, Ref. RB	5.00%	08/01/2044	340	411,811
Series 2019 A-2, Ref. RB	5.00%	08/01/2049	455	548,321
Greeneville (Town of), TN Health & Educational Facilities Board (Ballad Health Obligated Group);
Series 2018 A, Ref. RB	5.00%	07/01/2035	2,000	2,413,360
Series 2018 A, Ref. RB	5.00%	07/01/2036	3,000	3,608,670
Series 2018 A, Ref. RB	5.00%	07/01/2037	3,000	3,598,050
Memphis (City of), TN; Series 2020 A, RB	4.00%	12/01/2050	5,000	5,825,500
Metropolitan Development and Housing Agency (Fifth + Broadway Development); Series 2018, RB(e)	5.13%	06/01/2036	200	225,682
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board; Series 2012, RB	5.00%	11/01/2027	500	511,980
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Vanderbilt University Medical Center); Series 2016 A, RB	5.00%	07/01/2046	7,000	8,076,320
Tennessee (State of) Metropolitan Nashville Airport Authority;
Series 2019 A, RB	4.00%	07/01/2049	2,500	2,831,875
Series 2019 A, RB	5.00%	07/01/2049	4,750	5,855,847
Tennessee Energy Acquisition Corp.; Series 2006 C, RB	5.00%	02/01/2027	5,665	6,780,722
				41,448,672
Texas–4.63%
Alamo Community College District; Series 2007, GO Bonds (INS - NATL)(a)	4.50%	08/15/2033	5	5,014
Arlington Higher Education Finance Corp. (UME Preparatory Academy); Series 2017 A, RB	5.00%	08/15/2038	885	965,340
Arlington Higher Education Finance Corp. (Winfree Academy Charter School); Series 2019, Ref. RB	5.75%	08/15/2043	1,300	1,457,820
Cleveland Independent School District; Series 2020 A, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2052	6,500	7,626,385
Dallas (City of), TX (Civic Center Convention Complex); Series 2009, Ref. RB (INS - AGC)(a)	5.25%	08/15/2034	125	125,440
Dallas (County of), TX Flood Control District No. 1; Series 2015, Ref. GO Bonds(e)	5.00%	04/01/2032	1,100	1,137,169
Goose Creek Consolidated Independent School District; Series 2020, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2050	8,615	10,049,828
Houston (City of), TX;
Series 2019 A, Ref. GO Bonds	4.00%	03/01/2049	3,870	4,342,682
Series 2020 C, Ref. RB	4.00%	11/15/2043	1,570	1,849,476
Series 2020 C, Ref. RB	4.00%	11/15/2049	10,000	11,699,400
Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.); Series 2011, RB(f)(g)	6.50%	05/15/2021	300	303,818
Houston Independent School District; Series 2017, Ref. GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2042	10,000	12,074,900
Lancaster Independent School District; Series 2015 A, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2045	40	40,058
Montgomery (County of), TX Toll Road Authority;
Series 2018, RB	5.00%	09/15/2043	2,000	2,225,000
Series 2018, RB	5.00%	09/15/2048	2,500	2,770,775

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
New Hope Cultural Education Facilities Finance Corp.;
Series 2013 A, RB(f)(g)	5.88%	04/01/2023	$555	$618,881
Series 2013 A, RB(f)(g)	6.00%	04/01/2023	780	871,104
Series 2016 A, RB	5.00%	04/01/2036	1,355	1,469,858
Series 2016 A-1, RB	5.00%	07/01/2031	140	144,683
Series 2018 A-1, RB (INS - AGM)(a)	5.00%	07/01/2048	250	287,503
Series 2018 A-1, RB (INS - AGM)(a)	5.00%	07/01/2058	850	970,615
Series 2019, RB(e)	5.00%	08/15/2039	425	445,277
Series 2019, RB(e)	5.00%	08/15/2049	150	155,960
New Hope Cultural Education Facilities Finance Corp. (Cardinal Bay, Inc.);
Series 2016, RB	5.00%	07/01/2046	700	704,179
Series 2016, RB	5.00%	07/01/2051	600	602,184
North Texas Tollway Authority; Series 2017 B, Ref. RB (INS - BAM)(a)	5.00%	01/01/2043	10,000	11,692,900
Northwest Independent School District; Series 2015, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2045	10,000	11,437,700
San Antonio (City of), TX Water System; Series 2020 A, Ref. RB	5.00%	05/15/2050	6,350	7,911,338
Texas (State of) Water Development Board; Series 2020, RB	4.00%	04/15/2051	10,000	11,667,100
Texas Dormitory Finance Authority, Inc.;
Series 2001 A, RB (INS - ACA)(a)	5.75%	09/01/2027	110	109,992
Series 2001 A, RB (INS - ACA)(a)	6.00%	09/01/2033	485	484,098
Texas Municipal Gas Acquisition & Supply Corp. III;
Series 2021, Ref. RB	5.00%	12/15/2030	2,500	3,231,775
Series 2021, Ref. RB	5.00%	12/15/2031	5,000	6,530,750
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC - North Tarrant Express Managed Lanes); Series 2019 A, Ref. RB	4.00%	12/31/2039	5,000	5,676,900
Texas State Public Finance Authority Charter School Finance Corp. (New Frontiers Charter School); Series 2010 A, RB	5.80%	08/15/2040	1,085	1,086,345
				122,772,247
Utah–0.33%
Murray (City of), UT (IHC Health Services, Inc.); Series 2003 D, VRD RB(l)	0.01%	05/15/2036	6,700	6,700,000
Utah (State of) Charter School Finance Authority;
Series 2018, RB	5.00%	10/15/2038	720	835,942
Series 2019 A, RB(e)	5.38%	06/15/2049	1,110	1,135,874
				8,671,816
Vermont–0.03%
Burlington (City of), VT; Series 2012 A, GO Bonds(f)(g)	5.00%	11/01/2022	795	859,053
Virgin Islands–0.10%
Virgin Islands (Government of) Public Finance Authority;
Series 2012 A, RB (INS - AGM)(a)	5.00%	10/01/2032	1,080	1,138,903
Series 2012 A, Ref. RB (INS - AGM)(a)	5.00%	10/01/2032	1,480	1,560,719
				2,699,622
Virginia–0.53%
Celebrate North Community Development Authority; Series 2003 B, RB(c)	6.75%	03/01/2034	333	199,800
Chesapeake Bay Bridge & Tunnel District; Series 2016, RB (INS - AGM)(a)	5.00%	07/01/2041	8,950	10,596,352
Virginia (Commonwealth of) College Building Authority;
Series 2006, RB	5.00%	06/01/2026	950	950,390
Series 2006, RB	5.00%	06/01/2029	990	990,168
Series 2006, RB	5.00%	06/01/2036	585	585,035
Virginia Beach Development Authority (Westminster-Canterbury on Chesapeake Bay); Series 2018, Ref. RB	5.00%	09/01/2036	715	814,142
				14,135,887
Washington–1.62%
Central Puget Sound Regional Transit Authority (Green Bonds); Series 2016 S-1, RB	5.00%	11/01/2046	10,000	14,606,900
Cowlitz County School District No. 458; Series 2019, GO Bonds (CEP - Oregon School Bond Guaranty)	4.00%	12/01/2038	1,680	1,957,637
Kelso (City of), WA Housing Authority; Series 1998, RB	5.60%	03/01/2028	55	55,058

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington–(continued)
King (County of), WA; Series 2020 A, Ref. RB	4.00%	01/01/2052	$16,000	$18,612,160
Tacoma (City of), WA Consolidated Local Improvement Districts; Series 2013, RB	5.75%	04/01/2043	1,461	1,461,402
Washington (State of); Series 2021 A, Ref. GO Bonds	5.00%	06/01/2039	2,750	3,534,107
Washington (State of) Health Care Facilities Authority; Series 2017, Ref. RB	5.00%	08/15/2031	2,250	2,680,538
				42,907,802
West Virginia–0.14%
Brooke (County of), WV;
Series 2011 A, RB	6.50%	10/01/2031	1,960	1,921,780
Series 2011 A, RB	6.75%	10/01/2037	1,885	1,833,653
				3,755,433
Wisconsin–1.46%
Wisconsin (State of) Center District;
Series 2020 D, RB (INS - AGM)(a)(h)	0.00%	12/15/2050	15,850	5,504,388
Series 2020 D, RB (INS - AGM)(a)(h)	0.00%	12/15/2055	8,130	2,251,847
Wisconsin (State of) Public Finance Authority;
Series 2012 A-1, RB	7.00%	10/01/2042	465	470,836
Series 2012 B-1, RB(h)	0.00%	10/01/2042	100	78,125
Series 2012 C-1, RB(h)	0.00%	10/01/2042	200	90,250
Series 2019 A, RB (INS - AGM)(a)	5.00%	07/01/2036	900	1,081,926
Series 2019 A, RB(e)	5.38%	06/01/2044	435	436,679
Series 2019 A, RB(e)	5.50%	06/01/2054	540	541,366
Series 2019 A, RB (INS - AGM)(a)	5.00%	07/01/2054	1,275	1,490,896
Series 2019 A, RB (INS - AGM)(a)	5.00%	07/01/2058	1,400	1,635,368
Wisconsin (State of) Public Finance Authority (Explore Knowledge Foundation);
Series 2012 A, RB	5.75%	07/15/2032	395	413,395
Series 2012 A, RB	6.00%	07/15/2042	350	365,043
Wisconsin (State of) Public Finance Authority (North Carolina Leadership Academy); Series 2019, RB(e)	5.00%	06/15/2039	310	335,358
Wisconsin Center District; Series 2013 A, Ref. RB	5.00%	12/15/2029	1,475	1,557,423
Wisconsin Health & Educational Facilities Authority; Series 2018 XF2541, Revenue Ctfs.(i)	4.00%	11/15/2034	20,000	22,427,000
				38,679,900
TOTAL INVESTMENTS IN SECURITIES(o)–101.47% (Cost $2,600,494,024)				2,693,270,470
FLOATING RATE NOTE OBLIGATIONS–(2.42)%
Notes with interest and fee rates ranging from 0.57% to 0.65% at 02/28/2021 and contractual maturities of collateral ranging from 10/01/2032 to 06/01/2043 (See Note 1K)(p)				(64,190,000)
OTHER ASSETS LESS LIABILITIES–0.95%				25,184,840
NET ASSETS–100.00%				$2,654,265,310

Investment Abbreviations:

ACA	- ACA Financial Guaranty Corp.
AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- American Municipal Bond Assurance Corp.
BAM	- Build America Mutual Assurance Co.
CEP	- Credit Enhancement Provider
Ctfs.	- Certificates
FGIC	- Financial Guaranty Insurance Company
GNMA	- Government National Mortgage Association
GO	- General Obligation
IDR	- Industrial Development Revenue Bonds
INS	- Insurer
LOC	- Letter of Credit
NATL	- National Public Finance Guarantee Corp.
RB	- Revenue Bonds
Ref.	- Refunding
RN	- Revenue Notes
VRD	- Variable Rate Demand
Wts.	- Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco AMT-Free Municipal Income Fund

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.

(b)	Convertible capital appreciation bond. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.

(c)	Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2021 was $127,876,276, which represented 4.82% of the Fund’s Net Assets.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.

(e)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2021 was $42,236,711, which represented 1.59% of the Fund’s Net Assets.

(f)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(g)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(h)	Zero coupon bond issued at a discount.

(i)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1K.

(j)	The issuer is paying less than stated interest, but is not in default on principal because scheduled principal payments have not yet begun.

(k)	Restricted security. The aggregate value of these securities at February 28, 2021 was $10,851,500, which represented less than 1% of the Fund’s Net Assets.
(l)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on February 28, 2021.

(m)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(n)	Security subject to crossover refunding.

(o)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

(p)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2021. At February 28, 2021, the Fund’s investments with a value of $125,987,045 are held by TOB Trusts and serve as collateral for the $64,190,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco AMT-Free Municipal Income Fund

Statement of Assets and Liabilities

February 28, 2021

Assets:
Investments in securities, at value
(Cost $2,600,494,024)	$2,693,270,470
Receivable for:
Investments sold	28,457,296
Fund shares sold	5,821,839
Interest	27,181,448
Investments matured, at value (Cost $14,156,736)	9,095,794
Investment for trustee deferred compensation and
retirement plans	150,253
Other assets	1,081,535
Total assets	2,765,058,635
Liabilities:
Floating rate note obligations	64,190,000
Payable for:
Investments purchased	15,187,677
Dividends	3,767,894
Fund shares reacquired	12,520,411
Amount due custodian	13,837,433
Accrued fees to affiliates	868,439
Accrued interest expense	4,739
Accrued trustees’ and officers’ fees and benefits	71,579
Accrued other operating expenses	194,900
Trustee deferred compensation and retirement plans	150,253
Total liabilities	110,793,325
Net assets applicable to shares outstanding	$2,654,265,310
Net assets consist of:
Shares of beneficial interest	$ 2,754,420,827
Distributable earnings (loss)	(100,155,517)
$ 2,654,265,310

Net Assets:
Class A	$ 1,659,676,905
Class C	$ 151,778,524
Class Y	$ 835,954,694
Class R6	$ 6,855,187

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	213,099,180
Class C	19,651,503
Class Y	107,717,215
Class R6	879,686
Class A: Net asset value per share	$ 7.79
Maximum offering price per share (Net asset value of $7.79 ÷ 95.75%)	$ 8.14
Class C: Net asset value and offering price per share	$ 7.72
Class Y: Net asset value and offering price per share	$ 7.76
Class R6: Net asset value and offering price per share	$ 7.79

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco AMT-Free Municipal Income Fund

Statement of Operations

For the year ended February 28, 2021

Investment income:

Interest	$88,522,823
Expenses:
Advisory fees	9,396,514
Administrative services fees	346,760
Custodian fees	14,367
Distribution fees: Class A	3,606,246
Class C	1,842,038
Interest, facilities and maintenance fees	1,896,009
Transfer agent fees — A, C and Y	2,022,561
Transfer agent fees — R6	67
Trustees’ and officers’ fees and benefits	20,284
Registration and filing fees	190,624
Reports to shareholders	85,639
Professional services fees	269,176
Other	51,099
Total expenses	19,741,384
Less: Expense offset arrangement(s)	(1,029)
Net expenses	19,740,355
Net investment income	68,782,468

Realized and unrealized gain (loss) from:
Net realized gain from unaffiliated investment securities (includes net gains from securities sold to affiliates of $257,109)	5,172,848
Change in net unrealized appreciation (depreciation) of unaffiliated investment securities	(58,842,670)
Net realized and unrealized gain (loss)	(53,669,822)
Net increase in net assets resulting from operations	$15,112,646

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco AMT-Free Municipal Income Fund

Statement of Changes in Net Assets

For the year ended February 28, 2021, period ended February 29, 2020, and the year ended July 31, 2019

	Year Ended February 28, 2021	Seven Months Ended February 29, 2020	Year Ended July 31, 2019
Operations: Net investment income	$68,782,468	$42,188,576	$74,348,818
Net realized gain (loss)	5,172,848	3,533,133	(41,164,578)
Change in net unrealized appreciation (depreciation)	(58,842,670)	157,904,726	142,356,195
Net increase in net assets resulting from operations	15,112,646	203,626,435	175,540,435

Distributions to shareholders from distributable earnings:
Class A	(57,047,035)	(29,897,275)	(42,820,041)
Class C	(5,647,293)	(3,915,384)	(9,512,120)
Class Y	(28,501,866)	(11,633,670)	(17,750,977)
Class R6	(219,273)	(58,238)	(72)
Total distributions from distributable earnings	(91,415,467)	(45,504,567)	(70,083,210)

Share transactions–net:
Class A	161,684,440	69,799,804	170,266,969
Class C	(70,997,492)	(44,237,501)	(104,038,611)
Class Y	272,493,957	37,668,131	49,562,422
Class R6	1,437,061	5,311,986	10,000
Net increase in net assets resulting from share transactions	364,617,966	68,542,420	115,800,780
Net increase in net assets	288,315,145	226,664,288	221,258,005

Net assets:
Beginning of year	2,365,950,165	2,139,285,877	1,918,027,872
End of year	$2,654,265,310	$2,365,950,165	$2,139,285,877

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco AMT-Free Municipal Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/21	$8.04	$0.22	$(0.17)	$0.05	$(0.30)	$7.79	0.70	%(d)	$1,659,677	0.84	%(d)(e)	0.84	%(d)(e)	0.76	%(d)(e)	2.86	%(d)(e)	20%
Seven months ended 02/29/20	7.50	0.15	0.55	0.70	(0.16)	8.04	9.44		1,551,474	0.86	(f)	0.86	(f)	0.74	(f)	3.33	(f)	8
Year ended 07/31/19	7.12	0.28	0.36	0.64	(0.26)	7.50	9.22		1,378,279	1.02		1.02		0.80		3.86		27
Year ended 07/31/18	7.05	0.29	0.07	0.36	(0.29)	7.12	5.24		1,144,325	1.03		1.03		0.87		4.15		20
Year ended 07/31/17	7.12	0.31	(0.03)	0.28	(0.35)	7.05	4.08		1,248,082	1.02		1.02		0.83		4.48		25
Year ended 07/31/16	6.76	0.37	0.40	0.77	(0.41)	7.12	11.70		1,325,385	0.94		0.94		0.82		5.30		16
Class C
Year ended 02/28/21	7.97	0.16	(0.18)	(0.02)	(0.23)	7.72	(0.14)		151,779	1.60	(e)	1.60	(e)	1.52	(e)	2.10	(e)	20
Seven months ended 02/29/20	7.43	0.11	0.56	0.67	(0.13)	7.97	9.05		230,719	1.63	(f)	1.63	(f)	1.51	(f)	2.57	(f)	8
Year ended 07/31/19	7.06	0.22	0.36	0.58	(0.21)	7.43	8.34		258,540	1.78		1.78		1.56		3.10		27
Year ended 07/31/18	6.99	0.23	0.07	0.30	(0.23)	7.06	4.49		345,676	1.80		1.80		1.64		3.38		20
Year ended 07/31/17	7.07	0.26	(0.04)	0.22	(0.30)	6.99	3.19		380,460	1.78		1.78		1.59		3.73		25
Year ended 07/31/16	6.71	0.31	0.41	0.72	(0.36)	7.07	10.96		427,045	1.69		1.69		1.57		4.54		16
Class Y
Year ended 02/28/21	8.02	0.24	(0.18)	0.06	(0.32)	7.76	0.82		835,955	0.60	(e)	0.60	(e)	0.52	(e)	3.10	(e)	20
Seven months ended 02/29/20	7.47	0.16	0.56	0.72	(0.17)	8.02	9.77		578,082	0.62	(f)	0.62	(f)	0.50	(f)	3.57	(f)	8
Year ended 07/31/19	7.09	0.29	0.37	0.66	(0.28)	7.47	9.52		502,457	0.78		0.78		0.56		4.10		27
Year ended 07/31/18	7.03	0.30	0.06	0.36	(0.30)	7.09	5.36		428,027	0.79		0.79		0.63		4.39		20
Year ended 07/31/17	7.10	0.32	(0.03)	0.29	(0.36)	7.03	4.34		439,608	0.78		0.78		0.59		4.65		25
Year ended 07/31/16	6.74	0.38	0.41	0.79	(0.43)	7.10	12.00		438,950	0.70		0.70		0.58		5.51		16
Class R6
Year ended 02/28/21	8.05	0.25	(0.18)	0.07	(0.33)	7.79	0.92		6,855	0.52	(e)	0.52	(e)	0.44	(e)	3.18	(e)	20
Seven months ended 02/29/20	7.50	0.16	0.56	0.72	(0.17)	8.05	9.74		5,675	0.59	(f)	0.59	(f)	0.47	(f)	3.60	(f)	8
Period ended 07/31/19(g)	7.42	0.06	0.07	0.13	(0.05)	7.50	1.80		10	0.72	(f)	0.72	(f)	0.50	(f)	4.16	(f)	27

(a)	Calculated using average shares outstanding.

(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

(d)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the year ended February 28, 2021.

(e)	Ratios are based on average daily net assets (000’s omitted) of $1,495,283, $184,204, $706,020 and $5,429 for Class A, Class C, Class Y and Class R6 shares, respectively.
(f)	Annualized.

(g)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32	Invesco AMT-Free Municipal Income Fund

Notes to Financial Statements

February 28, 2021

NOTE 1 – Significant Accounting Policies

Invesco AMT-Free Municipal Income Fund, formerly Invesco Oppenheimer Rochester® AMT-Free Municipal Fund, (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek tax-free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of

33	Invesco AMT-Free Municipal Income Fund

the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.	Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.	Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.	Interest, Facilities and Maintenance Fees - Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

H.	Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.	Indemnifications - Under the Fund’s organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.	Securities Purchased on a When-Issued and Delayed Delivery Basis - The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.	Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by

34	Invesco AMT-Free Municipal Income Fund

the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

L.	Other Risks - The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

NOTE 2 – Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
Up to $200 million	0.600%
Next $100 million	0.550%
Next $200 million	0.500%
Next $250 million	0.450%
Next $250 million	0.400%
Next $4 billion	0.350%
Over $5 billion	0.330%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended February 28, 2021, the effective advisory fee rate incurred by the Fund was 0.39%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 0.84%, 1.59%, 0.59% and 0.49%, respectively, of the Fund’s average daily net assets (the “expense limits”). Effective June 1, 2021, through at least June 30, 2021, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 1.50%, 2.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

35	Invesco AMT-Free Municipal Income Fund

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2021, IDI advised the Fund that IDI retained $105,431 in front-end sales commissions from the sale of Class A shares and $27,790 and $18,235 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3 – Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended February 28, 2021, there were transfers from Level 3 to Level 2 of $1,220,592, due to availability of market data for these securities and from Level 2 to Level 3 of $2,227,700, due to lack of availability of market data for these securities.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Obligations	$–	$2,658,619,710	$34,650,760	$2,693,270,470
Other Investments - Assets
Investments Matured	–	6,882,688	2,213,106	9,095,794
Total Investments	$–	$2,665,502,398	$36,863,866	$2,702,366,264

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended February 28, 2021:

	Value February 29, 2020	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value February 28, 2021
Municipal Obligations	$37,662,997	$171,851	$(3,848,245)	$194,876	$(1,894,073)	$1,356,246	$2,227,700	$(1,220,592)	$34,650,760
Investments Matured	2,551,166	34,076	-	-	-	(372,136)	-	-	2,213,106
Total	$40,214,163	$205,927	$(3,848,245)	$194,876	$(1,894,073)	$984,110	$2,227,700	$(1,220,592)	$36,863,866

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

NOTE 4 – Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2021, the Fund engaged in securities purchases of $261,253,835 and securities sales of $239,943,626, which resulted in net realized gains of $257,109.

NOTE 5 – Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,029.

36	Invesco AMT-Free Municipal Income Fund

NOTE 6 – Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7 – Cash Balances and Borrowings

Effective February 25, 2021, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $1.0 billion, collectively by certain Funds, and which will expire on February 24, 2022. Prior to February 25, 2021, the revolving credit and security agreement permitted borrowings up to $2.5 billion. The revolving credit and security agreement is secured by the assets of the Fund.

During the year ended February 28, 2021, the average daily balance of borrowing under the revolving credit and security agreement was $1,044,658 with a weighted interest rate of 3.26%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2021 were $68,614,231 and 1.00%, respectively.

The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

NOTE 8 – Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended February 28, 2021, Period Ended February 29, 2020 and the Year Ended July 31, 2019:

	Year Ended	Seven months Ended	Year Ended
	February 28, 2021	February 29, 2020	July 31, 2019
Ordinary income*	$3,746,818	$1,621,497	$1,304,758
Ordinary income-tax-exempt	87,668,649	43,883,070	68,778,452
Total distributions	$91,415,467	$45,504,567	$70,083,210

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021
Undistributed tax-exempt income	$45,721,100
Net unrealized appreciation — investments	66,362,736
Temporary book/tax differences	(210,931)
Capital loss carryforward	(212,028,422)
Shares of beneficial interest	2,754,420,827
Total net assets	$2,654,265,310

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to defaulted bonds, bond premium amortization and PIK securities.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2021, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$19,206,069	$192,822,353	$212,028,422

*	Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

37	Invesco AMT-Free Municipal Income Fund

NOTE 9 – Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2021 was $647,816,831 and $461,049,716, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$163,126,986
Aggregate unrealized (depreciation) of investments	(96,764,250)
Net unrealized appreciation of investments	$66,362,736

Cost of investments for tax purposes is $2,636,003,528.

NOTE 10 – Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of defaulted bonds, bond premium amortization and market discount, on February 28, 2021, undistributed net investment income was increased by $4,811,410 and undistributed net realized gain (loss) was decreased by $4,811,410. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 11 – Share Information

Summary of Share Activity

	Year ended February 28, 2021(a)		Seven months ended February 29, 2020		Year ended July 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount
Sold:
Class A	61,094,750	$471,877,365	18,246,658	$139,874,692	50,178,815	$364,955,299
Class C	5,732,126	43,862,433	1,851,867	14,037,060	4,487,667	32,043,254
Class Y	68,477,245	523,740,609	12,532,149	95,781,433	20,301,881	145,423,152
Class R6(b)	480,189	3,700,385	717,794	5,423,876	1,348	10,000

Issued as reinvestment of dividends:
Class A	4,017,965	30,705,945	3,378,316	25,910,666	5,040,556	36,388,723
Class C	411,433	3,104,388	420,443	3,195,660	1,106,864	7,903,014
Class Y	2,093,077	15,969,933	1,295,804	9,907,542	2,048,456	14,735,837
Class R6(b)	27,632	212,488	7,135	55,427	-	-

Automatic conversion of Class C shares to Class A shares:
Class A	10,819,285	83,813,426	5,360,877	40,964,301	-	-
Class C	(10,905,225)	(83,813,426)	(5,403,995)	(40,964,301)	-	-

Reacquired:
Class A	(55,723,623)	(424,712,296)	(17,909,321)	(136,949,855)	(32,194,363)	(231,077,053)
Class C	(4,523,280)	(34,150,887)	(2,707,809)	(20,505,920)	(19,794,957)	(143,984,879)
Class Y	(34,969,896)	(267,216,585)	(8,945,093)	(68,020,844)	(15,452,038)	(110,596,567)
Class R6(b)	(333,517)	(2,475,812)	(20,895)	(167,317)	-	-
Net increase in share activity	46,698,161	$364,617,966	8,823,930	$68,542,420	15,724,229	$115,800,780

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 48% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date after the close of business on May 24, 2019.

NOTE 12 – Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

38	Invesco AMT-Free Municipal Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco AMT-Free Municipal Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco AMT-Free Municipal Income Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for the year ended February 28, 2021, the seven months ended February 29, 2020 and the year ended July 31, 2019, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for the year ended February 28, 2021, the seven months ended February 29, 2020 and the year ended July 31, 2019, and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights
For the year ended February 28, 2021, the seven months ended February 29, 2020 and the year ended July 31, 2019 for Class A, Class C and Class Y
For the year ended February 28, 2021, the seven months ended February 29, 2020 and the period May 24, 2019 (commencement of operations) through July 31, 2019 for Class R6

The financial statements of Invesco AMT-Free Municipal Income Fund (formerly known as Oppenheimer Rochester® AMT-Free Municipal Fund) as of and for the year ended July 31, 2018 and the financial highlights for each of the periods ended on or prior to July 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 27, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas
April 28, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

39	Invesco AMT-Free Municipal Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2020 through February 28, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/20)	Ending Account Value (02/28/21)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,023.80	$4.22	$1,020.63	$4.21	0.84%
Class C	1,000.00	1,018.80	8.01	1,016.86	8.00	1.60
Class Y	1,000.00	1,025.00	3.01	1,021.82	3.01	0.60
Class R6	1,000.00	1,024.10	2.56	1,022.27	2.56	0.51

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2020 through February 28, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

40	Invesco AMT-Free Municipal Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2021:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Qualified Business Income (199A)	0.00%
Corporate Dividends Received Deduction*	0.00%
Business Interest Income*	0.00%
U.S. Treasury Obligations*	0.00%
Tax-Exempt Interest Dividends*	95.90%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

41	Invesco AMT-Free Municipal Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			191	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco AMT-Free Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	191	enaible, Inc. (artificial intelligence technology); Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown - 1968	2019	Independent Consultant	191	Director, Board of
Trustee	Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth
				Conservation Corps (non - profit); and President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	191	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	191	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization);Eisenhower Foundation (non-profit)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	191	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2	Invesco AMT-Free Municipal Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	191	Trustee of the
				University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	191	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	191	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			191	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	191	Elucida Oncology (nanotechnology & medical particles company);

T-3	Invesco AMT-Free Municipal Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board member of Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest and Andrews and Kurth	191	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	191	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	191	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	191	Board member
				and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4	Invesco AMT-Free Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

T-5	Invesco AMT-Free Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-6	Invesco AMT-Free Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7	Invesco AMT-Free Municipal Income Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242	Invesco Distributors, Inc.	O-ROAFM-AR-1

Annual Report to Shareholders	February 28, 2021

Invesco California Municipal Fund
Nasdaq:
A: OPCAX ∎ C: OCACX ∎ Y: OCAYX ∎ R6: IORCX

Management’s Discussion of Fund Performance

Performance summary
For the year ended February 28, 2021, Class A shares of Invesco California Municipal Fund (the Fund), at net asset value (NAV), outperformed the Bloomberg Barclays Municipal Bond Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/29/20 to 2/28/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.11%
Class C Shares	0.36
Class Y Shares	1.36
Class R6 Shares	1.38
Bloomberg Barclays Municipal Bond Index▼	1.06
U.S. Consumer Price Index∎	1.68
Source(s): ▼RIMES Technologies Corp.; ∎ Bloomberg L.P.

Market conditions and your Fund

The state of California built up robust reserves prior to the onset of the pandemic last year, mitigating the fiscal impact of the economic downturn on the state’s fiscal condition. The state also took a conservative approach in adopting its FY ’21 budget when it originally projected that tax revenues would decline. The state’s fiscal condition is much better than what was reflected in the budget as revenues have far exceeded original estimates. In its latest budget update, the state has increased its FY ’21 revenue estimate by $28.2 billion, a 22.5% increase over the original budget estimate.1

The state’s revenue growth was driven by its massive and diverse state economy, accounting for 14.6% of the national gross domestic product (GDP).2 While unemployment rates rose to over 16% from a pre-pandemic low of 3.9%, unemployment rates have dropped back to 9.0%.3 State tax revenues have continued to grow despite the high unemployment rate as the impact on high-wage earning has been less severe, and high-income taxpayers have benefited from robust financial market gains. California’s fiscal condition has benefited from conservative budgeting that recognizes that California’s tax structure is sensitive to economic cycles. The state has limited its expenditure growth and plans to utilize its revenue windfall to continue to build reserves and to target spending for one-time offsets benefiting residents and programs that were impacted by the pandemic. The state has also been able to maintain rating stability through a period of potential credit volatility. Moody’s, Standard & Poors and Fitch have maintained their respective Aa2, AA-, and AA rating† on the state’s General Obligation bonds and each agency affirmed their ratings and Stable outlooks in February 2021.

The broad municipal bond market experienced positive returns for the seventh consecutive year in 2020, even despite the unexpected twist of the coronavirus (COVID-19) global pandemic that pierced the markets and forced society to navigate uncharted waters in March 2020.

Investment-grade municipal bonds returned 1.06%, high-yield municipal bonds returned 1.27%, and taxable municipal bonds returned 0.43% during the year.4

The year began with an unexpected major market shift as the global spread of COVID-19 ignited macroeconomic concerns. Significant equity market sell-offs incited a flight to quality that caused a strong municipal rally in February 2020. In March, however, a flight to cash caused extreme volatility and price declines across the municipal market.

Municipal funds averaged about $10 billion per week in outflows during March.5 Total fund outflows were $21 billion for the first quarter of 2020, with the majority in the high-yield segment.5 In general, many high-yield municipal funds hold anywhere from 30% to 60% of their portfolios in investment-grade securities. As a result, funds had been selling both high-yield and investment-grade securities into a distressed market to meet shareholder redemptions. This led to price declines across the municipal universe.

Continued uncertainty regarding COVID-19 and its economic effects caused other major dislocations in the marketplace, including US Treasuries. Near the end of March, 10-year AAA-rated† municipals traded at yields that were roughly 370% of the yield on comparable maturity US Treasuries – well above the historical norm of approximately 90%.6

The Coronavirus Aid, Relief, and Economic Security Act (CARES Act), enacted at the end of March, gave the US Federal Reserve (the Fed) the ability to invest in programs or facilities established by the Fed which included the Municipal Liquidity Facility (MLF). The CARES Act also provided $150 billion for state and local governments and established the Disaster Relief Fund.

The Fed cut the federal funds rate twice in 2020 during unscheduled emergency meetings in March in response to COVID-19, consisting of half of a percentage and a whole percentage point leaving the target range 0.00% to 0.25%.7

Investors continued to sell municipal bonds in April amid disruption from the COVID-19 pandemic. However, May and June saw municipal market performance improve despite ongoing market turmoil. As April began, many states maintained quarantines with indeterminate timelines for closures of non-essential businesses.

Throughout the summer months, the municipal market began to rebound with gains that erased the earlier 2020 losses. The municipal market continued to benefit from federal support from the MLF, which enabled two issuers per state, city, or county to use proceeds from the sale of notes to service their debt payments. While only two issuers accessed the MLF, the State of Illinois and the Metropolitan Transportation Authority, the availability of the program provided a psychological safety net for the market.

As the COVID-19 pandemic continued into fall and winter; most states saw cases rise amid colder weather and holiday gatherings, which led to renewed restrictions on non-essential businesses and had a negative effect on the economy. Attention moved to the US Presidential election and medical advancements toward a vaccine.

We believe the election of Joe Biden and Kamala Harris, aligned with a Democrat-controlled Congress, could benefit municipal bonds given their stated support for numerous initiatives, including a larger stimulus bill and an infrastructure package, as well as health care and tax reform.

A highly demanded second stimulus package was signed at the end of the 2020. The $900 billion Omnibus Spending and COVID Relief Deal included funding for small businesses, the unemployed, and health care workers.

In December, several pharmaceutical companies reported long-awaited breakthroughs and a vaccine with 95% effectiveness was approved for widespread distribution, significantly improving both investor and public sentiment.

New municipal issuance totaled $465 billion for the year, up 3% from the previous year’s $449 billion.8 Taxable municipals played a significant role in this increase in 2020, having 43% of new issuance.8 This uptick can be attributed to recent changes in tax laws. Municipalities are no longer able to refinance existing debt with new tax-exempt debt, thus causing an uptrend in taxable municipal issuance.

Municipal credits have a long history of low default rates as many provide essential services to all Americans. Most municipal issuers were in strong financial shape heading into the COVID-19 pandemic. Despite speculation, a flurry of downgrades has not yet occurred, mainly because most issuers have a rainy-day

2                             Invesco California Municipal Fund

fund or cash on hand for difficult times. Though there could be small, isolated pockets of defaults in the future, we believe the vast majority of municipal bonds will stay current on principal and interest, as history has shown.

At the close of the year, the House passed the $1.9 trillion American Rescue Plan Act of 2021. Subsequent to year end, on March 11, 2021, this bill was signed into law. The US Food and Drug Administration issued an emergency use authorization for a third vaccine. February 2021 also brought $34 billion in municipal bond supply, higher than the average supply for the last five years for the month.

During the year, security selection in nonrated bonds contributed to the Fund’s performance relative to its style-specific benchmark. The Fund’s preference for revenue bonds over general obligation bonds also benefited its relative performance. At the sector level, security selection in the tobacco settlement and education sectors contributed to the Fund’s relative performance.

Conversely, security selection in AA-rated† bonds detracted from the Fund’s performance relative to its style-specific benchmark over the year. Security selection in local and state general obligation bonds detracted from the Fund’s relative performance.

During the year, leverage contributed to the Fund’s performance relative to its stylespecific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of some of the Fund’s investments.

Thank you for investing in Invesco California Municipal Fund and for sharing our long-term investment horizon.

1 Source: State of California

2 Source: US Bureau of Economic Analysis

3 Source: US Bureau of Labor Statistics

4 Source: Bloomberg Barclays

5 Source: Strategic Insight

6 Source: US Department of the Treasury

7 Source: US Federal Reserve

8 Source: The Bond Buyer

† A credit rating is an assessment provided by a NRSRO of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

Portfolio manager(s):

Michael Camarella

Scott Cottier

Mark DeMitry

Tim O’Reilly

Mark Paris

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3                             Invesco California Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 2/28/11

1 Source: RIMES Technologies Corp.

2 Source: Bloomberg L.P.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                             Invesco California Municipal Fund

Average Annual Total Returns
As of 2/28/21, including maximum applicable sales charges
Class A Shares
Inception (11/3/88)	5.52%
10 Years	6.81
5 Years	4.85
1 Year	-3.16
Class C Shares
Inception (11/1/95)	4.69%
10 Years	6.62
5 Years	4.95
1 Year	-0.62
Class Y Shares
Inception (11/29/10)	7.01%
10 Years	7.53
5 Years	6.02
1 Year	1.36
Class R6 Shares
10 Years	7.34%
5 Years	5.89
1 Year	1.38

Effective May 24, 2019, Class A, Class C and Class Y shares of the Oppenheimer Rochester California Municipal Fund (the predecessor fund), were reorganized into Class A, Class C and Class Y shares, respectively, of the Invesco Oppenheimer Rochester® California Municipal Fund. The Fund was subsequently renamed the Invesco California Municipal Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, and Class Y shares are those for Class A, Class C and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent monthend performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on

Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information

5                             Invesco California Municipal Fund

Supplemental Information

Invesco California Municipal Fund’s investment objective is to seek tax-free income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fund reports.

About indexes used in this report

∎	The Bloomberg Barclays Municipal Bond Index is an unmanaged index considerate representative of the tax-exempt bond market.
∎	The U.S. Consumer Price Index is a measure of change in consumer prices as determined by the US Bureau of Labor Statistics.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6                             Invesco California Municipal Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments

Revenue Bonds	77.4%
General Obligation Bonds	19.2
Pre-Refunded Bonds	3.4

Top Five Debt Holdings

		% of total net assets
1.	San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2019 E, RB	1.8%
2.	San Bernardino Community College District, Series 2019 A, GO Bonds	1.5
3.	Los Angeles (City of), CA Department of Airports (Los Angeles International Airport), Series 2019, RB	1.4
4.	California (State of), CA Tobacco Securitization Agency (Alameda County Tobacco Asset Securitization Corp.), Series 2006 C, RB	1.2
5.	California Municipal Finance Authority, Series 2020-XF2863, Ctfs.	1.2

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2021.

7                             Invesco California Municipal Fund

Schedule of Investments

February 28, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Municipal Obligations–102.37%
California–96.79%
ABAG Finance Authority for Nonprofit Corps. (Sharp Healthcare); Series 2014 A, RB	5.00%	08/01/2043	$500	$545,750
Adelanto (City of), CA Community Facilities District; Series 2015 A, RB	5.00%	09/01/2045	1,000	1,108,630
Adelanto (City of), CA Improvement Agency; Series 1993 B, Ref. RB (INS - FGIC)(a)	5.50%	12/01/2023	15	15,086
Adelanto (City of), CA Public Utility Authority; Series 2014 A, RB	5.00%	07/01/2024	915	917,727
Series 2014 A, RB	5.00%	07/01/2039	5,710	6,005,721
Series 2017 A, Ref. RB (INS - AGM)(a)	5.00%	07/01/2039	2,000	2,411,500
Anaheim (City of), CA Public Financing Authority (Anaheim Convention Center Expansion); Series 2014 A, Ref. RB	5.00%	05/01/2034	1,350	1,487,376
Anaheim (City of), CA Public Financing Authority (Electric System Distribution Facilities); Series 2011 A, RB(b)(c)	5.38%	04/01/2021	1,300	1,305,525
Atwater (City of), CA; Series 2017 A, Ref. RB (INS - AGM)(a)	5.00%	05/01/2040	1,250	1,468,900
Series 2017 A, Ref. RB (INS - AGM)(a)	5.00%	05/01/2043	1,300	1,517,893
Bakersfield (City of), CA (Assessment District No. 07-2); Series 2008, RB	7.38%	09/02/2028	990	1,003,108
Bay Area Toll Authority (San Francisco Bay Area); Series 2017 F-1, RB(d)	5.00%	04/01/2056	3,465	4,053,565
Series 2017, Ref. RB	4.00%	04/01/2037	1,720	1,983,452
Series 2017, Ref. RB	4.00%	04/01/2049	630	712,612
Beaumont (City of), CA (Community Facilities District No. 2016-1); Series 2019, RB	5.00%	09/01/2030	125	145,874
Series 2019, RB	5.00%	09/01/2031	140	162,386
Series 2019, RB	5.00%	09/01/2049	775	872,549
Beaumont (City of), CA Financing Authority; Series 1994 A, RB	7.00%	09/01/2023	5	5,013
Beaumont (City of), CA Financing Authority (Improvement Area No. 17A); Series 2013 B, RB	5.00%	09/01/2034	635	683,520
Beaumont (City of), CA Financing Authority (Improvement Area No. 17B); Series 2011 A, RB(b)(c)	6.38%	09/01/2021	1,500	1,545,855
Beaumont (City of), CA Financing Authority (Improvement Area No. 19A); Series 2015 B, Ref. RB	5.00%	09/01/2025	1,560	1,775,639
Beaumont (City of), CA Financing Authority (Improvement Area No. 19C); Series 2013 A, RB	5.00%	09/01/2036	745	800,167
Beaumont (City of), CA Financing Authority (Improvement Area No. 8C); Series 2012 A, RB(b)(c)	5.13%	09/01/2022	115	123,463
Series 2012 A, RB(b)(c)	5.25%	09/01/2022	120	129,055
Series 2012 A, RB(b)(c)	5.63%	09/01/2022	250	270,265
Series 2012 A, RB(b)(c)	5.88%	09/01/2022	4,405	4,778,544
Beverly Hills Unified School District (Election of 2008); Series 2009, GO Bonds(e)	0.00%	08/01/2026	1,465	1,396,541
Series 2009, GO Bonds(e)	0.00%	08/01/2032	3,045	2,486,029
Blythe (City of), CA Community Facilities District No. 2004-1; Series 2005, RB	5.30%	09/01/2035	500	508,455
Blythe (City of), CA Redevelopment Agency Successor Agency (Project No. 1); Series 2011 A, RB	9.75%	05/01/2038	2,055	2,079,043
Series 2015, Ref. RB	5.00%	05/01/2038	1,000	1,125,820
Brea (City of), CA Redevelopment Agency; Series 2011 A, RB(b)(c)(e)	0.00%	08/01/2021	11,240	4,492,106
Calexico (City of), CA Community Facilities District No. 2005-1; Series 2006, RB(f)	5.50%	09/01/2036	2,500	700,000
Series 2006, RB(f)	5.55%	09/01/2036	2,325	651,000
Calexico (City of), CA Community Redevelopment Agency Successor Agency (Merged Central Business District & Residential Redevelopment Project Area); Series 2011, RB(b)(c)	7.25%	08/01/2021	35	36,031
California (County of), CA Tobacco Securitization Agency; Series 2020 A, Ref. RB	4.00%	06/01/2037	550	652,476
Series 2020 A, Ref. RB	4.00%	06/01/2039	1,200	1,414,896

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                             Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)
California (State of); Series 1992, GO Bonds	5.50%	10/01/2022	$5	$5,022
Series 1996, GO Bonds (INS - AMBAC)(a)	5.25%	06/01/2021	10	10,127
Series 2000, GO Bonds	5.75%	05/01/2030	5	5,021
Series 2011, GO Bonds	5.00%	09/01/2032	2,450	2,508,800
Series 2011, GO Bonds	5.00%	10/01/2041	2,500	2,568,400
Series 2012, Ref. GO Bonds	5.00%	02/01/2038	3,550	3,698,141
Series 2015, GO Bonds	5.00%	08/01/2045	1,000	1,172,450
Series 2016, GO Bonds(d)	5.00%	09/01/2045	3,400	4,070,140
Series 2017, Ref. GO Bonds	5.00%	08/01/2035	14,370	17,728,378
Series 2017, Ref. GO Bonds	5.00%	08/01/2036	10,000	12,064,200
Series 2020, GO Bonds	4.00%	03/01/2046	6,600	7,621,614
Series 2020, Ref. GO Bonds	3.00%	11/01/2040	3,500	3,781,050
California (State of) Community College Financing Authority (NCCD - Orange Coast Properties LLC - Orange Coast College); Series 2018, RB	5.25%	05/01/2048	665	706,084
Series 2018, RB	5.25%	05/01/2053	2,500	2,646,525
California (State of) Community Housing Agency (Annadel Apartments); Series 2019 A, RB(g)	5.00%	04/01/2049	4,555	5,138,086
California (State of) Community Housing Agency (Serenity at Larkspur); Series 2020 A, RB(g)	5.00%	02/01/2050	4,500	5,123,745
California (State of) Community Housing Agency (Stonridge Apartments); Series 2021 A, RB(g)	4.00%	02/01/2056	3,000	3,189,330
California (State of) County Tobacco Securitization Agency; Series 2007 B, RB	5.10%	06/01/2028	580	580,435
Series 2007 D, RB(e)(g)	0.00%	06/01/2057	45,600	3,623,832
Series 2007 E, RB(e)(g)	0.00%	06/01/2057	51,500	3,436,080
Series 2007 F, RB(e)(g)	0.00%	06/01/2057	55,250	3,543,735
Series 2014, Ref. RB	4.00%	06/01/2029	4,490	4,510,250
California (State of) County Tobacco Securitization Agency (Alameda County Tobacco Asset Securitization Corp.); Series 2002, RB	5.88%	06/01/2035	12,065	12,080,684
Series 2002, RB	6.00%	06/01/2042	18,700	18,724,310
California (State of) County Tobacco Securitization Agency (Fresno County Tobacco Funding Corp.); Series 2002, RB	6.00%	06/01/2035	9,640	9,652,532
Series 2002, RB	6.13%	06/01/2038	9,700	9,705,432
Series 2006 A, RB(e)	0.00%	06/01/2046	62,110	12,361,132
Series 2006 C, RB(e)	0.00%	06/01/2055	71,700	6,795,726
Series 2006 D, RB(e)	0.00%	06/01/2055	309,500	22,903,000
California (State of) County Tobacco Securitization Agency (Merced County Tobacco Funding Corp.); Series 2020, Ref. RB	5.00%	06/01/2050	1,870	2,171,968
California (State of) County Tobacco Securitization Agency (Sonoma County Securitization Corp.); Series 2020, Ref. RB	4.00%	06/01/2049	1,380	1,583,771
Series 2020, Ref. RB(e)	0.00%	06/01/2055	7,050	1,685,655
California (State of) County Tobacco Securitization Agency (Stanislaus County Tobacco Funding Corp.); Series 2002 A, RB	5.88%	06/01/2043	1,875	1,877,437
California (State of) Educational Facilities Authority (Loma Linda University); Series 2017 A, Ref. RB	5.00%	04/01/2042	1,715	1,983,295
Series 2017 A, Ref. RB	5.00%	04/01/2047	1,000	1,148,690
California (State of) Educational Facilities Authority (Pepperdine University); Series 2016, Ref. RB	5.00%	10/01/2049	5,000	5,835,450
California (State of) Educational Facilities Authority (Stanford University); Series 2010, RB(d)	5.25%	04/01/2040	4,520	6,609,280
California (State of) Educational Facilities Authority (University of San Francisco); Series 2011, RB(b)(c)	6.13%	10/01/2021	615	635,873
Series 2011, Ref. RB(b)(c)	6.13%	10/01/2021	635	656,933
Series 2018 A, RB	5.00%	10/01/2043	2,730	3,277,720
California (State of) Enterprise Development Authority (Sunpower Corp. - Headquarters); Series 2010, RB	8.50%	04/01/2031	2,500	2,504,350
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center); Series 2015, Ref. RB	5.00%	11/15/2031	1,300	1,545,596
Series 2015, Ref. RB	5.00%	11/15/2032	1,250	1,484,662
Series 2015, Ref. RB	5.00%	11/15/2033	1,000	1,186,290

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                             Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)
California (State of) Health Facilities Financing Authority (Children’s Hospital Los Angeles); Series 2017 A, Ref. RB	5.00%	08/15/2047	$1,715	$1,993,242
California (State of) Health Facilities Financing Authority (City of Hope); Series 2019, RB	5.00%	11/15/2049	1,690	2,012,249
California (State of) Health Facilities Financing Authority (Commonspirit Health); Series 2020 A, Ref. RB	4.00%	04/01/2049	7,060	8,014,088
California (State of) Health Facilities Financing Authority (Community Program for Persons with Developmental Disabilities); Series 2011 A, RB (INS - Cal-Mortgage)(a)	6.25%	02/01/2026	2,030	2,038,790
California (State of) Health Facilities Financing Authority (Lucile Salter Packard Children’s Hospital at Stanford); Series 2017, RB	4.00%	11/15/2047	560	616,151
California (State of) Health Facilities Financing Authority (On Lok Senior Health Services); Series 2020, Ref. RB	5.00%	08/01/2040	700	857,913
Series 2020, Ref. RB	5.00%	08/01/2050	1,000	1,204,370
California (State of) Health Facilities Financing Authority (St. Joseph Health System); Series 2013 A, RB	5.00%	07/01/2037	1,000	1,088,840
California (State of) Health Facilities Financing Authority (Stanford Hospital); Series 2008 A-2, Ref. RB(b)(c)	5.25%	11/15/2021	2,000	2,072,340
California (State of) Health Facilities Financing Authority (Sutter Health); Series 2017 A, Ref. RB	5.00%	11/15/2048	10,000	11,856,400
Series 2018 A, RB	5.00%	11/15/2048	3,000	3,550,710
California (State of) Housing Finance Agency; Series 2019 A-1, RB	4.25%	01/15/2035	6,552	7,517,669
Series 2019 A-2, RB	4.00%	03/20/2033	8,796	9,878,543
California (State of) Housing Finance Agency (Verdant at Green Valley); Series 2019 A, RB(g)	5.00%	08/01/2049	5,360	6,070,790
California (State of) Municipal Finance Authority; Series 2019 A, Ref. RB(g)	5.00%	11/01/2029	990	1,130,362
Series 2019 A, Ref. RB(g)	5.00%	11/01/2039	1,475	1,619,152
Series 2019 A, Ref. RB(g)	5.00%	11/01/2049	1,700	1,837,836
Series 2020 B, RB	4.00%	09/01/2043	755	810,659
Series 2020 B, RB	4.00%	09/01/2050	1,095	1,165,781
California (State of) Municipal Finance Authority (American Heritage Education Foundation); Series 2016 A, Ref. RB	5.00%	06/01/2046	2,515	2,769,342
California (State of) Municipal Finance Authority (Bella Mente Montessori Academy); Series 2018 A, RB(g)	5.00%	06/01/2038	280	312,934
Series 2018 A, RB(g)	5.00%	06/01/2048	705	774,012
California (State of) Municipal Finance Authority (California Baptist University); Series 2016 A, RB(g)	5.00%	11/01/2046	1,000	1,107,820
California (State of) Municipal Finance Authority (Caritas Affordable Housing, Inc.); Series 2014 A, RB	5.25%	08/15/2039	2,665	2,926,730
Series 2014 A, RB	5.25%	08/15/2049	1,420	1,548,638
Series 2014 B, RB	5.88%	08/15/2049	705	756,627
California (State of) Municipal Finance Authority (Caritas Projects); Series 2012 A, RB	5.50%	08/15/2047	6,500	6,804,980
Series 2017 A, Ref. RB	4.00%	08/15/2037	1,055	1,160,648
California (State of) Municipal Finance Authority (Casa Griffin Apartments); Series 2011 A-1, RB	5.75%	10/01/2034	250	252,708
California (State of) Municipal Finance Authority (CHF-Davis I, LLC - West Village Student Housing); Series 2018, RB	5.00%	05/15/2043	5,900	6,904,888
California (State of) Municipal Finance Authority (CHF-Riverside I, LLC - UCR Dundee-Glasgow Student Housing); Series 2018, RB	5.00%	05/15/2043	3,000	3,504,030
California (State of) Municipal Finance Authority (CHF-Riverside II, LLC - UCR North District Phase I Student Housing); Series 2019, RB (INS - BAM)(a)	5.00%	05/15/2049	2,660	3,226,021
California (State of) Municipal Finance Authority (Community Medical Centers); Series 2017 A, Ref. RB	5.00%	02/01/2034	3,750	4,373,850
Series 2017 A, Ref. RB	5.00%	02/01/2035	4,000	4,656,560
Series 2017 A, Ref. RB	5.00%	02/01/2036	2,000	2,322,380
Series 2017 A, Ref. RB	5.00%	02/01/2037	1,000	1,158,140
Series 2017 A, Ref. RB	5.00%	02/01/2042	625	716,406
Series 2017 A, Ref. RB	5.00%	02/01/2047	1,380	1,570,274
California (State of) Municipal Finance Authority (Eisenhower Medical Centers); Series 2017 A, Ref. RB	5.00%	07/01/2047	1,000	1,153,020

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                             Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)
California (State of) Municipal Finance Authority (Emerson College); Series 2011, RB(b)(c)	5.75%	01/01/2022	$2,315	$2,418,967
Series 2011, RB(b)(c)	6.00%	01/01/2022	1,000	1,046,730
California (State of) Municipal Finance Authority (Goodwill Industries of Sacramento & Nevada); Series 2012 A, RB(g)	5.75%	01/01/2022	145	146,992
Series 2012, RB(g)	6.63%	01/01/2032	1,070	1,084,520
Series 2012, RB(g)	6.88%	01/01/2042	2,135	2,159,019
California (State of) Municipal Finance Authority (Humangood Obligation Group); Series 2019 A, Ref. RB	5.00%	10/01/2044	1,695	1,969,997
California (State of) Municipal Finance Authority (Linxs APM); Series 2018 A, RB(h)	5.00%	12/31/2036	8,000	9,601,280
Series 2018 A, RB(h)	5.00%	12/31/2038	2,005	2,394,030
Series 2018 A, RB(h)	5.00%	12/31/2043	15,200	17,942,688
Series 2018 A, RB(h)	5.00%	12/31/2047	3,000	3,522,690
California (State of) Municipal Finance Authority (Mt. San Antonio Gardens); Series 2019, Ref. RB	5.00%	11/15/2049	2,750	3,104,255
California (State of) Municipal Finance Authority (OCEAA); Series 2008 A, RB	7.00%	10/01/2039	1,500	1,503,150
California (State of) Municipal Finance Authority (Orange County Civic Center Infrastructure Improvement Program - Phase II); Series 2018 A, RB(d)	5.00%	06/01/2048	5,360	6,388,852
California (State of) Municipal Finance Authority (Palmdale Aerospace Academy (The)); Series 2018 A, RB(g)	5.00%	07/01/2049	600	666,732
California (State of) Municipal Finance Authority (Southwestern Law School); Series 2011, RB	6.50%	11/01/2031	600	620,766
Series 2011, RB	6.50%	11/01/2041	1,250	1,289,200
California (State of) Municipal Finance Authority (Touro College and University System); Series 2014 A, RB	5.25%	01/01/2034	620	670,369
California (State of) Municipal Finance Authority (Town and Country Manor); Series 2019, Ref. RB (INS - Cal-Mortgage)(a)	5.00%	07/01/2049	5,885	7,037,342
California (State of) Municipal Finance Authority (UCR North District Phase 1 Student Housing); Series 2019, RB (INS - BAM)(a)	5.00%	05/15/2052	5,875	7,120,735
California (State of) Municipal Finance Authority (United Airlines, Inc.); Series 2019, Ref. RB(h)	4.00%	07/15/2029	16,780	18,813,065
California (State of) Municipal Finance Authority (University of La Verne); Series 2017 A, Ref. RB	5.00%	06/01/2043	600	706,734
California (State of) Municipal Finance Authority (Waste Management, Inc.); Series 2019 A, RB(c)(h)	2.40%	10/01/2029	8,000	8,812,720
California (State of) Municipal Finance Authority (William Jessup University); Series 2019, Ref. RB	5.00%	08/01/2039	1,500	1,643,250
California (State of) Pollution Control Finance Authority; Series 2012, RB(g)(h)	5.00%	07/01/2037	3,000	3,185,010
California (State of) Pollution Control Financing Authority (Aemerge Redpak Services Southern California LLC); Series 2016, RB (Acquired 01/21/2016; Cost $3,500,000)(g)(h)(i)(j)	7.00%	12/01/2027	3,500	1,750,000
Series 2017, RB (Acquired 08/15/2017; Cost $2,000,000)(g)(h)(i)(j)	8.00%	12/01/2027	2,000	600,000
California (State of) Pollution Control Financing Authority (CalPlant I) (Green Bonds); Series 2017, RB(g)(h)(i)	7.50%	07/01/2032	1,425	926,250
Series 2017, RB(g)(h)(i)	8.00%	07/01/2039	1,900	1,235,000
Series 2020, RB(g)(h)	7.50%	07/01/2032	420	382,969
California (State of) Pollution Control Financing Authority (San Diego County Water Authority); Series 2019, Ref. RB(g)	5.00%	11/21/2045	3,500	4,110,505
California (State of) Pollution Control Financing Authority (Waste Management, Inc.); Series 2015 B-1, Ref. RB(h)	3.00%	11/01/2025	1,500	1,663,125
California (State of) Public Finance Authority (California Crosspoint Academy); Series 2020 A, RB(g)	5.13%	07/01/2055	5,000	5,215,200
California (State of) Public Finance Authority (Crossroads Christian Schools); Series 2020, RB(g)	5.00%	01/01/2056	1,000	1,024,050
California (State of) Public Finance Authority (Henry Mayo Newhall Hospital); Series 2017, Ref. RB	5.00%	10/15/2047	1,000	1,128,470
California (State of) Public Finance Authority (LaVerne Elementary Preparatory Academy); Series 2019 A, RB(g)	5.00%	06/15/2049	1,400	1,436,988
California (State of) Public Finance Authority (Trinity Classical Academy); Series 2019 A, RB(g)	5.00%	07/01/2036	400	419,692
Series 2019 A, RB(g)	5.00%	07/01/2044	630	647,237
Series 2019 A, RB(g)	5.00%	07/01/2054	1,600	1,628,384
California (State of) Public Works Board; Series 2011 D, RB(b)	5.00%	12/01/2031	1,250	1,294,775
Series 2016 D, Ref. RB	4.00%	04/01/2033	11,905	13,737,299
California (State of) Public Works Board (Department of Corrections & Rehabilitation); Series 2011 C, RB(b)	5.75%	10/01/2031	2,000	2,064,360

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                             Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)
California (State of) Public Works Board (Various Capital); Series 2011 A, RB	5.13%	10/01/2031	$2,000	$2,057,120
California (State of) Public Works Board (Various Correctional Facilities); Series 2014 A, RB	5.00%	09/01/2039	3,000	3,429,210
California (State of) School Finance Authority (Alliance for College-Ready Public Schools); Series 2013 A, RB	6.30%	07/01/2043	840	916,532
Series 2015, RB(g)	5.00%	07/01/2045	1,265	1,413,701
California (State of) School Finance Authority (Aspire Public Schools); Series 2015 A, Ref. RB(g)	5.00%	08/01/2045	1,000	1,117,420
Series 2016, Ref. RB(g)	5.00%	08/01/2046	750	837,525
California (State of) School Finance Authority (Escuela Popular); Series 2017, RB(g)	6.25%	07/01/2037	1,250	1,393,275
California (State of) School Finance Authority (Granada Hills Charter Obligated Group); Series 2019, RB(g)	5.00%	07/01/2043	2,000	2,209,860
California (State of) School Finance Authority (Green Dot Public Schools); Series 2015 A, RB(g)	5.00%	08/01/2045	1,500	1,639,755
Series 2018 A, RB(g)	5.00%	08/01/2038	1,000	1,170,450
California (State of) School Finance Authority (KIPP LA); Series 2015 A, RB(g)	5.00%	07/01/2045	500	557,460
Series 2017 A, RB(g)	5.00%	07/01/2037	590	694,890
Series 2017 A, RB(g)	5.00%	07/01/2047	1,240	1,435,263
California (State of) School Finance Authority (Kipp Socal Public Schools); Series 2019 A, RB(g)	5.00%	07/01/2049	1,700	2,042,839
California (State of) School Finance Authority (New Designs Charter School); Series 2012 A, RB	5.25%	06/01/2032	1,550	1,597,895
California (State of) Statewide Communities Development Authority; Series 1993 B, Ref. RB	7.00%	07/01/2022	5	5,012
Series 2003, RB(e)(h)	0.00%	09/01/2028	100	57,998
Series 2003, RB(e)(h)	0.00%	09/01/2034	100	33,432
Series 2017, RB	5.00%	09/02/2037	1,140	1,292,954
Series 2017, RB	5.00%	09/02/2046	1,265	1,411,702
Series 2020 B, RB	4.00%	09/02/2050	880	931,718
Series 2020, RB	4.00%	09/01/2040	400	433,124
Series 2020, RB	4.00%	09/01/2050	7,720	8,265,878
Series 2020, RB(g)	7.25%	09/01/2050	4,255	4,473,877
California (State of) Statewide Communities Development Authority (Adventist Health System); Series 2015, Ref. RB	5.00%	03/01/2033	775	907,153
Series 2015, Ref. RB	5.00%	03/01/2045	2,315	2,642,850
California (State of) Statewide Communities Development Authority (Alliance for College-Ready Public Schools - 47th and Main); Series 2012 A, RB	6.38%	07/01/2047	2,000	2,024,820
California (State of) Statewide Communities Development Authority (Alliance for College-Ready Public Schools); Series 2012, RB	6.10%	07/01/2032	820	830,545
California (State of) Statewide Communities Development Authority (California Baptist University); Series 2014 A, RB	5.13%	11/01/2023	440	466,127
Series 2017 A, Ref. RB(g)	5.00%	11/01/2041	875	992,959
California (State of) Statewide Communities Development Authority (Community Facilities District No. 2002-1); Series 2002 1, RB(h)	6.75%	09/01/2037	50	50,068
California (State of) Statewide Communities Development Authority (Community Facilities District No. 2007-01); Series 2015, Ref. RB	5.00%	09/01/2037	2,660	2,937,278
California (State of) Statewide Communities Development Authority (Community Facilities District No. 97-1); Series 1997, RB(e)	0.00%	09/01/2022	25	23,510
California (State of) Statewide Communities Development Authority (Front Porch Communities & Services); Series 2017, Ref. RB	5.00%	04/01/2047	3,390	3,794,156
California (State of) Statewide Communities Development Authority (Henry Mayo Newhall Memorial Hospital); Series 2014 A, RB (INS - AGM)(a)	5.25%	10/01/2043	600	662,214
California (State of) Statewide Communities Development Authority (Heritage Park at Cathedral City Apartments); Series 2002 NN-1, RB (INS - AMBAC)(a)(h)	5.20%	06/01/2036	2,555	2,560,417
California (State of) Statewide Communities Development Authority (Huntington Memorial Hospital); Series 2014 B, Ref. RB	5.00%	07/01/2044	750	829,823
California (State of) Statewide Communities Development Authority (John Muir Health); Series 2016 A, Ref. RB	5.00%	08/15/2051	3,000	3,434,010

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                             Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)
California (State of) Statewide Communities Development Authority (Lancer Educational Student Housing); Series 2016, Ref. RB(g)	5.00%	06/01/2046	$1,000	$1,077,740
Series 2019, RB(g)	5.00%	06/01/2034	375	431,194
Series 2019, RB(g)	5.00%	06/01/2039	100	113,418
Series 2019, RB(g)	5.00%	06/01/2051	295	328,235
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center); Series 2014, RB	5.50%	12/01/2054	1,500	1,652,325
Series 2016 A, RB(g)	5.25%	12/01/2056	830	929,102
Series 2018 A, RB(g)	5.50%	12/01/2058	5,000	5,866,350
California (State of) Statewide Communities Development Authority (Methodist Hospital of Southern California); Series 2018, RB	5.00%	01/01/2043	1,000	1,172,020
Series 2018; RB	5.00%	01/01/2048	495	576,190
California (State of) Statewide Communities Development Authority (NCCD-Hooper Street LLC-California College of the Arts); Series 2019, RB(g)	5.25%	07/01/2039	1,640	1,809,592
Series 2019, RB(g)	5.25%	07/01/2049	3,375	3,658,770
California (State of) Statewide Communities Development Authority (Pacific Highlands Ranch); Series 2019, RB	5.00%	09/02/2049	650	748,716
California (State of) Statewide Communities Development Authority (Sand Creek); Series 2021, RB	4.00%	09/01/2041	550	602,492
Series 2021, RB	4.00%	09/01/2051	1,125	1,215,900
California (State of) Statewide Communities Development Authority (Statewide Community Infrastructure Program); Series 2019 B, RB	5.00%	09/02/2049	1,500	1,719,300
California (State of) Statewide Communities Development Authority (Terraces at San Joaquin Garden); Series 2012, RB(b)(c)	5.63%	10/01/2022	1,000	1,085,570
California (State of) Statewide Communities Development Authority (Total Road Improvement Program); Series 2012 A, COP(b)(c)	6.00%	06/01/2022	2,845	3,049,328
California (State of) Statewide Communities Development Authority (University of California - Irvine East Campus Apartments - CHF-Irvine, LLC); Series 2012, Ref. RB	5.38%	05/15/2038	2,000	2,016,100
Series 2016, Ref. RB	5.00%	05/15/2040	1,200	1,364,916
California (State of) Statewide Communities Development Authority (Yucaipa Valley Water Reservoir); Series 2014, RB	6.00%	09/02/2044	2,815	2,912,005
California (State of) Statewide Financing Authority (Pooled Tobacco Securitization Program); Series 2002 A, RB	6.00%	05/01/2037	8,625	8,658,120
Series 2002 B, RB	6.00%	05/01/2037	1,045	1,049,013
Series 2002 B, RB	6.00%	05/01/2043	705	711,260
Series 2002, RB	6.00%	05/01/2043	45	45,400
Series 2006 A, RB(e)	0.00%	06/01/2046	8,000	1,692,080
California (State of), CA Tobacco Securitization Agency (Alameda County Tobacco Asset Securitization Corp.); Series 2006 C, RB(e)	0.00%	06/01/2055	332,360	26,269,734
California (State of), CA Tobacco Securitization Agency (Los Angeles County Securitization Corp.); Series 2020 A, Ref. RB	4.00%	06/01/2049	2,710	3,096,559
Series 2020 B-1, Ref. RB	5.00%	06/01/2049	1,140	1,371,146
Series 2020 B-2, Ref. RB(e)	0.00%	06/01/2055	22,000	4,206,620
California Infrastructure & Economic Development Bank (Academy Motion Picture Arts & Sciences Obligated Group); Series 2015 A, Ref. RB	5.00%	11/01/2041	6,265	6,941,683
Series 2015, Ref. RB	5.00%	11/01/2035	1,000	1,114,180
California Municipal Finance Authority; Series 2020-XF2863, Ctfs.(d)	5.00%	06/01/2048	21,000	25,015,410
California Public Finance Authority (Henry Mayo Newhall Hospital); Series 2017, Ref. RB	5.00%	10/15/2037	1,000	1,145,070
California State University; Series 2012 A, RB(b)(c)(d)	5.00%	11/01/2022	6,750	7,297,358
California Statewide Communities Development Authority (Statewide Community Infrastructure Program); Series 2019 C, RB	5.00%	09/02/2049	700	802,340
Calimesa (City of), CA Community Facilities District No. 2018-1 (Summerwind Trails); Series 2020, RB	4.00%	09/01/2045	605	660,152
Series 2020, RB	4.00%	09/01/2050	575	624,899
Carlsbad (City of), CA (Assessment District No. 96-1); Series 1998, RB	5.50%	09/02/2028	20	20,407

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                             Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)
Carson (City of), CA Public Financing Authority; Series 2019, RB	5.00%	09/02/2030	$545	$693,638
Central Basin Municipal Water District; Series 2018 A, Ref. RB	5.00%	08/01/2044	3,035	3,185,748
Cerritos Community College District (Election of 2012); Series 2018 B, GO Bonds	4.00%	08/01/2043	1,870	2,115,045
Chino (City of), CA Public Financing Authority; Series 2015 A, Ref. RB (INS - AGM)(a)	5.00%	09/01/2034	1,100	1,282,215
Series 2015 A, Ref. RB (INS - AGM)(a)	5.00%	09/01/2035	865	1,006,635
Chino Community Facilities District; Series 2020, RB	4.00%	09/01/2040	170	184,787
Series 2020, RB	4.00%	09/01/2051	705	753,708
Chino Valley Unified School District; Series 2020 B, GO Bonds	4.00%	08/01/2045	3,000	3,469,620
Series 2020 B, GO Bonds	5.00%	08/01/2055	10,995	13,832,150
Clovis (City of), CA; Series 2015, Ref. RB (INS - AGM)(a)	5.25%	08/01/2030	1,060	1,262,301
Series 2015, Ref. RB (INS - AGM)(a)	5.25%	08/01/2031	500	594,470
Clovis (City of), CA Public Financing Authority; Series 2008 A, RB (INS - NATL)(a)	4.63%	08/01/2029	35	35,104
Clovis Unified School District (Election of 2004); Series 2004 A, GO Bonds (INS - NATL)(a)(e)	0.00%	08/01/2029	735	637,590
Coachella (City of), CA (Community Facilities District No. 2018-1); Series 2018, RB(g)	5.00%	09/01/2030	585	673,826
Series 2018, RB(g)	5.00%	09/01/2038	1,090	1,222,849
Series 2018, RB(g)	5.00%	09/01/2048	2,015	2,255,269
Series 2018, RB(g)	5.00%	09/01/2053	1,525	1,687,473
Compton (City of), CA Public Finance Authority; Series 2008, Ref. RB (INS - AMBAC)(a)	5.25%	09/01/2027	1,000	1,001,930
Compton Unified School District; Series 2019 B, GO Bonds (INS - BAM)(a)(e)	0.00%	06/01/2035	1,300	890,253
Series 2019 B, GO Bonds (INS - BAM)(a)(e)	0.00%	06/01/2041	6,250	3,389,187
Series 2019 B, GO Bonds (INS - BAM)(a)(e)	0.00%	06/01/2042	4,335	2,254,894
Series 2019 B, GO Bonds (INS - BAM)(a)	4.00%	06/01/2049	14,140	15,879,503
Corona Community Facilities District (Bedford Improvement Area No. 1); Series 2020, RB	4.00%	09/01/2040	285	312,292
Series 2020, RB	4.00%	09/01/2045	460	499,155
Series 2020, RB	4.00%	09/01/2050	1,035	1,119,528
Corona-Norco Unified School District (Community Facilities District No. 17-1); Series 2020, RB	4.00%	09/01/2050	350	384,328
CSCDA Community Improvement Authority; Series 2021, RB(g)	4.00%	08/01/2056	1,000	1,082,340
CSCDA Community Improvement Authority (Renaissance at City Center); Series 2020 A, RB(g)	5.00%	07/01/2051	3,250	3,804,710
Daly City (City of), CA Housing Development Finance Agency (Franciscan Mobile Home Park Acquisition); Series 2007 A, Ref. RB	5.00%	12/15/2037	50	50,165
Series 2007 C, Ref. RB	6.50%	12/15/2047	895	896,280
Dehesa School District; Series 2014 A, GO Bonds	5.50%	06/01/2044	1,220	1,363,350
Dixon (City of), CA Improvement Area No. 1 (Community Facilities District No. 2019-1); Series 2020, RB	4.00%	09/01/2036	200	217,498
Series 2020, RB	4.00%	09/01/2040	400	430,040
Series 2020, RB	4.00%	09/01/2050	1,000	1,060,430
Eastern Municipal Water District (Community Facilities District No. 2016-75); Series 2021, RB	4.00%	09/01/2030	75	84,911
Series 2021, RB	4.00%	09/01/2050	385	417,767
El Segundo Unified School District (Election of 2008); Series 2009 A, GO Bonds(e)	0.00%	08/01/2033	4,430	3,433,161
Emeryville (City of), CA Public Financing Authority (Alameda County); Series 2014 A, Ref. RB (INS - AGM)(a)	5.00%	09/01/2032	445	501,439
Series 2014 A, Ref. RB (INS - AGM)(a)	5.00%	09/01/2033	385	433,425
Series 2014 A, Ref. RB (INS - AGM)(a)	5.00%	09/01/2034	500	562,415
Escondido Union School District (Election of 2014); Series 2018 B, GO Bonds	4.00%	08/01/2047	1,690	1,900,996
Etiwanda School District; Series 2020 A, GO Bonds	4.00%	08/01/2049	4,000	4,534,480
Etiwanda School District Community Facilities District No. 2018-1 (Day Creek Square Public Facilities); Series 2020, RB	4.00%	09/01/2045	510	555,854
Series 2020, RB	4.00%	09/01/2050	705	766,180
Fairfield (City of), CA Community Facilities District No. 2007-1 (Fairfield Commons); Series 2008, RB	6.88%	09/01/2038	865	892,126

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                             Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)
Fontana (City of), CA (Community Facilities District No. 80); Series 2017, RB	5.00%	09/01/2046	$1,000	$1,145,100
Fontana (City of), CA (The Meadows); Series 2020, RB	4.00%	09/01/2045	530	581,315
Series 2020, RB	4.00%	09/01/2050	635	694,881
Foothill-Eastern Transportation Corridor Agency; Series 2015, Ref. RB (INS - AGM)(a)(e)	0.00%	01/15/2035	2,745	1,953,452
Fremont Community Facilities District No. 1 (Pacific Commons); Series 2015, Ref. RB	5.00%	09/01/2035	815	913,419
Fullerton (City of), CA Community Facilities District No. 1 (Amerige Heights); Series 2012, Ref. RB	5.00%	09/01/2026	1,960	2,095,769
Series 2012, Ref. RB	5.00%	09/01/2032	1,090	1,161,766
Gilroy Unified School District (Election of 2008); Series 2009 A, GO Bonds(b)(e)	0.00%	08/01/2029	615	552,399
Series 2009 A, GO Bonds (INS - AGC)(a)(e)	0.00%	08/01/2029	4,735	4,152,264
Series 2009 A, GO Bonds(b)(e)	0.00%	08/01/2031	2,235	1,918,837
Series 2009 A, GO Bonds (INS - AGC)(a)(e)	0.00%	08/01/2031	1,415	1,170,686
Glendale Community College District; Series 2020 B, GO Bonds	4.00%	08/01/2050	9,600	11,012,064
Glendora (City of), CA Public Finance Authority; Series 2003 A, RB (INS - NATL)(a)	5.00%	09/01/2024	1,800	1,805,400
Golden State Tobacco Securitization Corp.; Series 2007 A-2, RB	5.30%	06/01/2037	1,995	2,075,598
Series 2013 A, RB	5.00%	06/01/2030	2,000	2,164,340
Series 2015 A, Ref. RB	5.00%	06/01/2040	3,195	3,655,943
Series 2015 A, Ref. RB	5.00%	06/01/2045	1,165	1,332,084
Series 2017 A-1, Ref. RB	5.00%	06/01/2029	1,000	1,217,340
Series 2018 A-1, Ref. RB	5.00%	06/01/2047	10,240	10,593,075
Series 2018 A-2, Ref. RB	5.00%	06/01/2047	10,000	10,344,800
Hollister (City of), CA Redevelopment Agency Successor Agency; Series 2014, Ref. RB (INS - BAM)(a)	5.00%	10/01/2030	1,600	1,825,104
Series 2014, Ref. RB (INS - BAM)(a)	5.00%	10/01/2032	1,305	1,485,416
Hollister Joint Powers Financing Authority; Series 2016, Ref. RB (INS - AGM)(a)	5.00%	06/01/2036	1,270	1,513,573
Hollister School District (Election of 2016); Series 2019 B, GO Bonds	4.00%	09/01/2046	3,675	4,077,780
Imperial (County of), CA (Community Facilities District No. 2004-2 - Improvement Area No. 1); Series 2007, RB	5.90%	09/01/2037	1,430	1,457,728
Independent Cities Finance Authority (Hacienda Valley Estates); Series 2014, Ref. RB	5.00%	11/15/2034	885	969,579
Independent Cities Finance Authority (Rancho del Sol and Grandview East); Series 2012, Ref. RB	5.50%	05/15/2047	1,000	1,032,500
Independent Cities Finance Authority (Union City Tropics); Series 2019, Ref. RB	5.00%	05/15/2048	1,000	1,191,950
Inglewood (City of), CA Redevelopment Agency (Merged Redevelopment); Series 1998 A, Ref. RB (INS - AMBAC)(a)	5.25%	05/01/2023	460	495,333
Inglewood Unified School District; Series 2019 C, GO Bonds (INS - BAM)(a)	4.00%	08/01/2038	550	617,678
Series 2019 C, GO Bonds (INS - BAM)(a)	4.00%	08/01/2039	690	773,345
Inland Empire Tobacco Securitization Corp.; Series 2007 C-1, RB(e)	0.00%	06/01/2036	8,000	2,962,560
Series 2007 C-2, RB(e)	0.00%	06/01/2047	14,000	2,452,100
Irvine (City of), CA Community Facilities District No. 2013-3 (Great Park Improvement Area No. 1); Series 2014, RB	5.00%	09/01/2044	445	493,598
Series 2014, RB	5.00%	09/01/2049	445	492,170
Irvine Ranch Water District; Series 2016, RB(d)	5.25%	02/01/2046	4,305	5,265,316
Irvine Unified School District (Community Facilities District No. 01-1); Series 2015, Ref. RB (INS - BAM)(a)	5.00%	09/01/2038	3,500	3,971,660
Irvine Unified School District (Community Facilities District No. 09-1); Series 2017 B, RB	5.00%	09/01/2047	500	583,610
Series 2018 A, Ref. RB	5.00%	09/01/2045	1,000	1,169,640
Series 2019 A, RB (INS - BAM)(a)	4.00%	09/01/2044	3,600	4,068,144
Jurupa Community Services District; Series 2021 A, RB	4.00%	09/01/2050	710	776,506
Lake Elsinore (City of), CA; Series 2019, RB	5.00%	09/01/2050	1,000	1,123,670
Lake Elsinore (City of), CA Public Financing Authority (Canyon Hills IA C); Series 2012 C, RB	5.00%	09/01/2032	630	660,511
Series 2012 C, RB	5.00%	09/01/2037	335	349,837
Lake Elsinore (City of), CA Public Financing Authority (Villages at Wasson Canyon); Series 2012 A, RB	5.25%	09/01/2038	1,175	1,230,648

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                             Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)
Lake Elsinore Unified School District Community Facilities District No. 2006-2 (Improvement Area No. C); Series 2020, RB	4.00%	09/01/2050	$4,015	$4,408,791

Lake Elsniore (City of) CA Community Facilities District No. 2006-1 (Improvement Area II); Series 2020, RB	4.00%	09/01/2045	835	890,394

Lake Elsniore (City of), CA Community Facilities District No. 2006-1 (Improvement Area II); Series 2020, RB	4.00%	09/01/2040	760	820,982

Lammersville Joint Unified School District; Series 2020, RB	4.00%	09/01/2039	250	275,753

Series 2020, RB	4.00%	09/01/2045	810	884,227

Series 2020, RB	4.00%	09/01/2049	730	795,153

Series 2020, RB	4.00%	09/01/2050	1,000	1,088,030

Lammersville Unified School District (Lammersville School District Community Facilities District No. 2002 - Mountain House); Series 2012, Ref. RB	5.00%	09/01/2025	420	443,323

Series 2012, Ref. RB	5.10%	09/01/2026	375	395,569

Series 2012, Ref. RB	5.15%	09/01/2027	885	932,427

Series 2012, Ref. RB	5.20%	09/01/2028	1,000	1,052,380

Series 2012, Ref. RB	5.25%	09/01/2029	500	525,845

Series 2012, Ref. RB	5.30%	09/01/2030	500	525,925

Series 2012, Ref. RB	5.38%	09/01/2032	1,000	1,049,690

Lathrop (City of), CA (Community Facilities District No. 03-2); Series 2003, RB	7.00%	09/01/2033	3,425	3,437,638

Lennox School District; Series 2014, COP (INS - BAM)(a)	5.00%	10/01/2034	1,000	1,052,400

Lincoln (City of), CA Community Facilities District No. 2006-1 (Improvement Area No. 1); Series 2021, RB	4.00%	09/01/2030	155	175,179

Series 2021, RB	4.00%	09/01/2034	210	233,944

Series 2021, RB	4.00%	09/01/2038	270	297,886

Series 2021, RB	4.00%	09/01/2043	320	349,510

Long Beach (City of), CA; Series 2010 A, RB	5.00%	06/01/2040	2,500	2,507,850

Series 2015, RB	5.00%	05/15/2045	2,370	2,602,852

Series 2017 A, RB(h)	5.00%	05/15/2037	1,300	1,523,002

Series 2017 A, RB(h)	5.00%	05/15/2040	14,670	17,084,975

Long Beach (City of), CA (Green Bonds); Series 2017 B, RB(h)	5.00%	05/15/2043	8,210	9,500,366

Long Beach (City of), CA Bond Finance Authority; Series 2007 A, RB	5.50%	11/15/2028	50	64,882

Series 2007 A, RB	5.50%	11/15/2037	1,000	1,436,270

Long Beach (City of), CA Bond Finance Authority (Aquarium of the Pacific); Series 2012, Ref. RB	5.00%	11/01/2029	2,000	2,053,860

Long Beach (City of), CA Bond Finance Authority (Natural Gas Purchase); Series 2007 A, RB	5.50%	11/15/2032	2,665	3,633,008

Long Beach Unified School District; Series 2017 A, GO Bonds	5.00%	08/01/2036	8,175	9,829,048

Los Alamitos Unified School District; Series 2012, COP(k)	5.95%	08/01/2034	1,200	1,350,588

Series 2013, GO Bonds(k)	6.01%	08/01/2040	1,660	1,772,017

Los Angeles (City of), CA Community Facilities District No. 4 (Playa Vista - Phase 1); Series 2014, Ref. RB	5.00%	09/01/2031	590	672,783

Los Angeles (City of), CA Department of Airports; Series 2015 A, RB(h)	5.00%	05/15/2033	4,365	5,047,511

Series 2015 A, RB(h)	5.00%	05/15/2034	5,795	6,693,399

Series 2018 B, Ref. RB(h)	5.00%	05/15/2032	3,500	4,348,925

Series 2018 B, Ref. RB(d)(h)	5.00%	05/15/2033	15,145	18,736,788

Series 2018 B, Ref. RB(d)(h)	5.00%	05/15/2034	12,000	14,797,680

Series 2018 C, RB(h)	5.00%	05/15/2038	2,500	3,000,975

Series 2021 A, Ref. RB(h)	5.00%	05/15/2046	5,000	6,223,200

Series 2021 A, Ref. RB(h)	5.00%	05/15/2051	10,000	12,432,800

Los Angeles (City of), CA Department of Airports (Los Angeles International Airport); Series 2013, RB(h)	5.00%	05/15/2043	3,000	3,251,370

Series 2019, RB(h)	5.00%	05/15/2049	24,745	29,587,844

Los Angeles (City of), CA Department of Water & Power; Series 2017 A, Ref. RB	5.00%	07/01/2041	8,250	9,882,510

Series 2017 C, RB	5.00%	07/01/2042	15,525	18,761,652

Series 2017 C, RB(d)	5.00%	07/01/2047	16,500	19,786,140

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                             Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)
Los Angeles (City of), CA Harbor Department; Series 2014 A, Ref. RB(h)	5.00%	08/01/2036	$1,000	$1,120,180

Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds); Series 2019 A, RB	5.00%	07/01/2044	7,000	8,656,970

Los Angeles Community College District (Election of 2008); Series 2013 F, GO Bonds(b)(c)	4.00%	08/01/2023	10,000	10,914,600

Los Angeles County Schools Regionalized Business Services Corp. (Los Angeles County Schools Pooled Financing Program); Series 1999 A, COP (INS - AMBAC)(a)(e)	0.00%	08/01/2024	1,265	1,218,119

Lynwood (City of), CA Public Financing Authority (Measure M); Series 2019 A, RB (INS - AGM)(a)	5.25%	06/01/2048	3,185	3,811,744

Madera (County of), CA (Valley Children’s Hospital); Series 1995, COP (INS - NATL)(a)	5.75%	03/15/2028	85	85,282

Madera (County of), CA Community Facilities District No. 2017-1 (Tesoro Viejo); Series 2020, RB	4.00%	09/01/2045	2,060	2,193,179

Series 2020, RB	4.00%	09/01/2051	3,560	3,772,959

Madera Unified School District; Series 2019, GO Bonds	4.00%	08/01/2044	8,945	10,061,247

Manteca Unified School District; Series 2017 B, GO Bonds	4.00%	08/01/2042	9,325	10,565,878

Series 2020 C, GO Bonds	4.00%	08/01/2045	2,750	3,144,762

Marina (City of), CA Redevelopment Agency Successor Agency; Series 2018 B, RB	5.00%	09/01/2038	250	282,643

Series 2020 A, RB	4.00%	09/01/2040	700	754,362

Series 2020 B, RB	4.00%	09/01/2040	700	753,431

Maywood (City of), CA Public Financing Authority (Infrastructure Refinancing); Series 2008 A, Ref. RB	7.00%	09/01/2038	50	50,029

McFarland Unified School District (Election of 2012); Series 2014 A, GO Bonds(b)(c)	5.50%	11/01/2024	1,750	2,078,510

Mendota (City of), CA Joint Powers Financing Authority; Series 2005, RB	5.15%	07/01/2035	1,375	1,376,897

Menifee Union School District; Series 2019, RB	5.00%	09/01/2044	1,500	1,692,810

Series 2020 C, GO Bonds (INS - AGM)(a)	3.00%	08/01/2040	1,500	1,603,035

Series 2020 C, GO Bonds (INS - AGM)(a)	3.00%	08/01/2045	2,200	2,315,588

Menifee Union School District (Community Facilities District No. 2006-2); Series 2020, Ref. RB	4.00%	09/01/2045	705	766,617

Menifee Union School District (Community Facilities District No. 2011-1 - Improvement Area No. 3); Series 2018, RB	5.00%	09/01/2043	1,000	1,127,120

Series 2018, RB	5.00%	09/01/2048	1,500	1,682,955

Menifee Union School District (Election of 2008); Series 2009 C, GO Bonds (INS - AGC)(a)(e)	0.00%	08/01/2035	940	672,852

Menifee Union School District Public Financing Authority; Series 2017 A, RB (INS - NATL)(a)	5.00%	09/01/2033	1,000	1,158,890

Merced City School District (Election of 2014); Series 2018, GO Bonds	5.00%	08/01/2048	3,020	3,678,571

Moorpark Unified School District (Election of 2008); Series 2009 A, GO Bonds (INS - AGC)(a)(e)	0.00%	08/01/2031	840	680,778

Moreno Valley Unified School District (Community Facilities District No. 2004-4); Series 2015, RB	5.00%	09/01/2045	2,050	2,272,691

Moreno Valley Unified School District (Community Facilities District No. 2015-2); Series 2019, RB	5.00%	09/01/2044	435	484,603

Series 2019, RB	5.00%	09/01/2048	485	538,884

Mountain House Public Financing Authority (Green Bonds); Series 2020 A, RB (INS - BAM)(a)	4.00%	12/01/2045	2,825	3,200,216

Series 2020 A, RB (INS - BAM)(a)	4.00%	12/01/2050	6,000	6,765,120

Series 2020 A, RB (INS - BAM)(a)	4.00%	12/01/2055	6,500	7,299,695

Series 2020 B, RB (INS - BAM)(a)	4.00%	12/01/2040	1,940	2,220,679

Series 2020 B, RB (INS - BAM)(a)	4.00%	12/01/2043	2,800	3,175,228

Mountain View Shoreline Regional Park Community; Series 2018 A, RB (INS - AGM)(a)	5.00%	08/01/2048	2,000	2,387,180

M-S-R Public Power Agency; Series 1991 E, RB(b)	6.00%	07/01/2022	40	41,928

Mt. San Antonio Community College District (Election of 2008); Series 2013 A, GO Bonds(k)	6.25%	08/01/2043	2,035	2,215,891

Murrieta (City of), CA (Community Facilities District No. 2005-5); Series 2017, RB	5.00%	09/01/2042	655	752,359

National (City of), CA Community Development Commission (National City Redevelopment); Series 2011, RB(b)(c)	7.00%	08/01/2021	1,500	1,542,585

Norco (City of), CA Community Redevelopment Agency Successor Agency (Project Area No. 1); Series 2014, Ref. RB (INS - BAM)(a)	5.00%	03/01/2030	1,500	1,679,025

Northern California Energy Authority; Series 2018 A, RB(c)	4.00%	07/01/2024	10,000	11,010,700

Northern California Tobacco Securitization Authority; Series 2021 A, Ref. RB	4.00%	06/01/2049	3,755	4,309,463

Northern Humboldt Union High School District (Election of 2010); Series 2011 A, GO Bonds(b)(c)	6.50%	08/01/2021	1,250	1,282,937

Series 2015 C, GO Bonds(b)(c)	5.00%	08/01/2025	4,115	4,924,379

Northern Inyo (County of), CA Local Hospital District; Series 2010, RB	6.38%	12/01/2025	2,000	2,005,240

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                             Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)
Oak Grove School District (Election of 2008); Series 2018 E, Ref. GO Bonds(k)	5.00%	08/01/2038	$8,680	$5,517,876

Series 2018 E, Ref. GO Bonds(k)	5.00%	08/01/2042	5,755	3,547,555

Oakland Unified School District (County of Alameda); Series 2015 A, GO Bonds	5.00%	08/01/2040	1,070	1,229,430

Oceanside Unified School District (Election of 2008); Series 2019 E, GO Bonds	4.00%	08/01/2048	2,500	2,801,175

Ontario (City of), CA Community Facilities District No. 25 (Park Place Facilities Phase II); Series 2019, RB	5.00%	09/01/2049	1,000	1,122,220

Ontario (City of), CA Community Facilities District No. 40 (Emerald Park Facilities); Series 2020, RB	4.00%	09/01/2050	780	866,915

Ontario (City of), CA Community Facilities District No. 43 (Park Place Facilities Phase IV); Series 2020, RB	4.00%	09/01/2050	1,000	1,100,610

Ontario (City of), CA Community Facilities District No. 45; Series 2020, RB	4.00%	09/01/2043	280	308,826

Series 2020, RB	4.00%	09/01/2051	1,110	1,215,550

Orange (County of), CA (Community Facilities District No. 2016-1); Series 2016 A, RB	5.00%	08/15/2031	1,350	1,573,303

Orange (County of), CA Community Facilities District (Village of Esencia); Series 2020, RB	4.00%	08/15/2045	845	923,965

Series 2020, RB	4.00%	08/15/2050	700	762,958

Orange (County of), CA Community Facilities District No. 2015-1 (Esencia Village); Series 2015 A, RB	5.00%	08/15/2035	125	141,096

Series 2015 A, RB	5.25%	08/15/2045	1,810	2,036,829

Orange (County of), CA Community Facilities District No. 2016-1 (Esencia Village); Series 2016 A, RB	5.00%	08/15/2046	2,000	2,256,560

Orange (County of), CA Local Transportation Authority; Series 2019, RB	5.00%	02/15/2041	14,055	17,503,113

Oxnard (City of), CA Financing Authority; Series 2014, Ref. RB (INS - AGM)(a)	5.00%	06/01/2032	1,250	1,410,425

Series 2014, Ref. RB (INS - AGM)(a)	5.00%	06/01/2033	1,500	1,690,980

Series 2014, Ref. RB (INS - AGM)(a)	5.00%	06/01/2034	850	956,726

Palm Desert (City of), CA Financing Authority (Project Area No. 2); Series 2003, RB (INS - NATL)(a)	5.00%	08/01/2033	40	40,496

Palm Springs (City of), CA Community Redevelopment Agency Successor Agency; Series 2014, Ref. RB (INS - AGM)(a)	5.00%	09/01/2032	445	505,204

Palmdale (City of), CA (Community Facilities District No. 05-1); Series 2005, Ref. RB	6.25%	09/01/2035	4,160	4,209,171

Series 2007 A, Ref. RB	6.13%	09/01/2037	5,145	5,199,743

Palomar Community College District; Series 2010, GO Bonds(k)	6.38%	08/01/2045	3,330	3,586,810

Palomar Health; Series 2017, Ref. RB	5.00%	11/01/2042	4,835	5,464,227

Perris Elementary School District (Election of 2014); Series 2014 A, GO Bonds (INS - BAM)(a)	6.00%	08/01/2029	235	275,641

Series 2014 A, GO Bonds (INS - BAM)(a)	6.00%	08/01/2030	290	339,723

Perris Union High School District; Series 2019 A, GO Bonds (INS - AGM)(a)	4.00%	09/01/2043	10,225	11,878,076

Series 2019 A, GO Bonds (INS - AGM)(a)	4.00%	09/01/2048	12,930	14,907,773

Series 2019, Ref. COP (INS - BAM)(a)	5.00%	10/01/2048	3,000	3,650,340

Piedmont Unified School District; Series 2019, GO Bonds	3.00%	08/01/2045	4,375	4,641,131

Pixley Union School District (Election of 2014); Series 2014 A, GO Bonds (INS - AGM)(a)	5.25%	08/01/2044	1,000	1,137,970

Pomona Unified School District; Series 2001 A, Ref. GO Bonds(b)(c)	6.15%	08/01/2021	50	52,736

Poway Unified School District (Del Sur East II); Series 2020, RB (INS - AGM)(a)	4.00%	09/01/2050	4,255	4,785,811

Poway Unified School District Public Financing Authority; Series 2015 B, Ref. RB (INS - BAM)(a)	5.00%	09/01/2035	1,965	2,318,838

Rancho Cordova (City of), CA; Series 2021, RB	4.00%	09/01/2046	225	241,567

Series 2021, RB	4.00%	09/01/2050	200	214,358

Rancho Cordova (City of), CA Community Facilities District No. 2003-1 (Sunridge Anatolia); Series 2012, Ref. RB	5.00%	09/01/2027	1,000	1,059,510

Ravenswood School District; Series 2018, GO Bonds	5.00%	08/01/2031	500	611,165

Series 2018, GO Bonds	5.00%	08/01/2033	500	609,980

Series 2018, GO Bonds	5.00%	08/01/2035	750	912,308

Redding (City of), CA Redevelopment Agency (Canby-Hilltop-Cypress Redevelopment); Series 2003 A, RB (INS - NATL)(a)	5.00%	09/01/2023	1,400	1,404,410

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                             Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)
Regents of the University of California; Series 2013 AI, RB(d)	5.00%	05/15/2038	$15,000	$16,446,600

Series 2016 L, Ref. RB(d)	5.00%	05/15/2041	3,420	4,027,734

Series 2018 O, Ref. RB	5.00%	05/15/2048	3,000	3,644,160

Series 2021 BH, Ref. RB	4.00%	05/15/2046	14,320	16,994,690

Series 2021 Q, RB	4.00%	05/15/2051	15,000	17,098,350

Rialto Unified School District; Series 2019 A, GO Bonds (INS - BAM)(a)(e)	0.00%	08/01/2042	8,125	4,282,850

Series 2019 A, GO Bonds (INS - BAM)(a)(e)	0.00%	08/01/2043	4,500	2,278,170

Rio Hondo Community College District (Election of 2004); Series 2010 C, GO Bonds(k)	6.63%	08/01/2042	10,530	13,567,484

Riverbank (City of), CA Redevelopment Agency; Series 2007 B, RB(i)	5.00%	08/01/2032	331	297,935

Riverside (City of), CA (Community Facilities District No. 92-1); Series 2005 A, RB	5.30%	09/01/2034	1,050	1,060,657

Riverside (County of), CA Community Facilities District No. 07-2 (Clinton Keith); Series 2015, RB	5.00%	09/01/2044	1,000	1,117,180

Series 2017, RB	5.00%	09/01/2045	535	615,614

Riverside (County of), CA Public Financing Authority (Desert Communities and Interstate 215 Corridor); Series 2017 A, Ref. RB (INS - BAM)(a)	5.00%	10/01/2034	1,000	1,192,420

Series 2017 A, Ref. RB (INS - BAM)(a)	4.00%	10/01/2040	500	555,980

Riverside (County of), CA Redevelopment Successor Agency (Jurupa Valley Redevelopment); Series 2011 B, RB(b)(c)	6.50%	10/01/2021	1,325	1,373,561

Series 2011 B, RB(b)(c)	6.75%	10/01/2021	1,200	1,245,720

Series 2011, RB(b)(c)	7.75%	10/01/2024	1,000	1,256,960

Series 2011, RB(b)(c)	8.00%	10/01/2024	1,000	1,263,780

Riverside Unified School District; Series 2019 B, GO Bonds	3.00%	08/01/2039	4,250	4,471,892

Riverside Unified School District (Community Facilities District No. 32); Series 2020, RB	4.00%	09/01/2045	290	316,254

Series 2020, RB	4.00%	09/01/2050	610	663,314

Riverside Unified School District (Election of 2016); Series 2019 B, GO Bonds	3.00%	08/01/2038	1,740	1,834,604

Series 2019 B, GO Bonds	3.00%	08/01/2040	2,770	2,908,888

Romoland School District (Community Facilities District No. 2004-1); Series 2015, Ref. RB	5.00%	09/01/2038	1,000	1,120,960

Roseville (City of), CA (Villages at Sierra Vista Community Facilities District No. 1 - Public Facilities); Series 2020, RB	4.00%	09/01/2039	375	407,171

Series 2020, RB	4.00%	09/01/2045	350	375,295

Series 2020, RB	4.00%	09/01/2050	475	508,117

Ross Valley School District; Series 2011 A, GO Bonds(l)	5.50%	08/01/2041	1,000	1,021,400

Sacramento (City of), CA (Convention Center Complex); Series 2018 A, RB	5.00%	06/01/2043	2,000	2,361,420

Sacramento (City of), CA (North Natomas Community Facilities District No. 4); Series 2015, Ref. RB	5.00%	09/01/2032	1,290	1,463,982

Series 2015, Ref. RB	5.00%	09/01/2033	1,200	1,356,924

Sacramento (City of), CA Financing Authority; Series 1999 A, RB	6.25%	09/01/2023	765	787,797

Sacramento (County of), CA; Series 2018 C, Ref. RB(h)	5.00%	07/01/2038	2,200	2,631,926

Series 2018 C, Ref. RB(h)	5.00%	07/01/2039	9,495	11,333,422

Sacramento (County of), CA Housing Authority; Series 2002 C, RB (INS - AMBAC)(a)(h)	5.25%	06/01/2027	865	866,081

San Bernardino (City of), CA Joint Powers Financing Authority; Series 1999, Ref. COP (INS - NATL)(a)	5.50%	09/01/2024	10	10,037

San Bernardino Community College District; Series 2019 A, GO Bonds	4.00%	08/01/2049	27,735	31,624,002

San Bernardino Mountains Community Hospital District; Series 2007 A, COP	5.00%	02/01/2027	925	926,730

Series 2007 A, COP	5.00%	02/01/2037	3,235	3,239,432

San Buenaventura (City of), CA (Community Memorial Health System); Series 2011, RB	8.00%	12/01/2031	3,000	3,141,180

Series 2011, RB	7.50%	12/01/2041	4,030	4,199,300

San Diego (City of), CA Housing Authority; Series 2011 B, RB	5.00%	05/01/2029	3,000	3,017,430

San Diego (City of), CA Public Facilities Financing Authority; Subseries 2012 A, Ref. RB(b)(c)	5.00%	08/01/2022	1,295	1,383,863

San Diego (County of), CA Redevelopment Agency; Series 2005 A, Ref. RB(h)	5.75%	12/01/2032	4,950	4,964,751

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                             Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)
San Diego (County of), CA Regional Airport Authority; Series 2017 B, RB(h)	5.00%	07/01/2037	$1,000	$1,192,200

Series 2019 B, Ref. RB(h)	4.00%	07/01/2044	1,000	1,112,250

Series 2019 B, Ref. RB(h)	5.00%	07/01/2049	4,000	4,769,920

San Diego (County of), CA Regional Transportation Commission; Series 2014 A, RB(b)(c)(d)	5.00%	04/01/2024	2,980	3,406,170

San Diego (County of), CA Water Authority; Series 2016 B, Ref. RB	5.00%	05/01/2034	10,000	12,049,700

Series 2016 B, Ref. RB	5.00%	05/01/2037	10,125	12,132,484

San Diego (County of), CA Water Authority (Green Bonds); Series 2016 A, Ref. RB	5.00%	05/01/2033	10,000	12,072,200

San Diego Community College District (Election of 2006); Series 2011, GO Bonds(b)(c)	5.00%	08/01/2021	2,500	2,550,675

San Diego Unified School District; Series 2020 M-2, GO Bonds	4.00%	07/01/2050	10,000	11,570,600

San Diego Unified School District (Election of 2012); Series 2017 I, GO Bonds	4.00%	07/01/2047	14,155	16,163,736

San Francisco (City & County of), CA Airport Commission (San Francisco International Airport); Series 2011 G, Ref. RB	5.25%	05/01/2028	550	554,510

Series 2012 A, Ref. RB(h)	5.00%	05/01/2031	1,000	1,051,030

Series 2017 A, RB(h)	5.00%	05/01/2042	1,930	2,275,624

Series 2017 A, RB(h)	5.00%	05/01/2047	5,275	6,174,757

Series 2018 D, RB(h)	5.00%	05/01/2043	12,020	14,337,937

Series 2018 D, RB(h)	5.00%	05/01/2048	8,250	9,775,342

Series 2019 E, RB(h)	5.00%	05/01/2050	31,575	37,825,271

San Francisco (City & County of), CA Community Facilities District No. 2016-1; Series 2020, RB	4.00%	09/01/2042	550	594,842

Series 2020, RB	4.00%	09/01/2050	1,025	1,096,463

San Francisco (City & County of), CA Public Utilities Commission; Series 2018 B, RB	5.00%	10/01/2043	7,250	8,877,117

San Francisco (City & County of), CA Redevelopment Agency Successor Agency; Series 2013 B, RB	5.00%	08/01/2031	500	524,830

San Francisco (City & County of), CA Successor Agency to the Redevelopment Agency (Hunters Point Shipyard Phase One Improvements); Series 2014, Ref. RB	5.00%	08/01/2044	2,925	3,095,615

San Francisco (City & County of), CA Successor Agency to the Redevelopment Agency (Mission Bay South Redevelopment); Series 2014 A, RB	5.00%	08/01/2043	1,060	1,172,349

San Francisco (City & County of), CA Successor Agency to the Redevelopment Agency Community Facilities District No. 6 (Mission Bay South Public Improvements); Series 2013 A, Ref. RB	5.00%	08/01/2033	500	523,925

San Francisco (City of), CA Bay Area Rapid Transit District; Series 2012 A, RB(b)(c)	5.00%	07/01/2022	730	777,143

San Francisco (City of), CA Bay Area Rapid Transit District (Election of 2016 Green Bond); Series 2017 A-1, GO Bonds(d)	5.00%	08/01/2047	3,425	4,141,065

San Francisco (City of), CA Public Utilities Commission; Series 2020 C, RB	4.00%	11/01/2050	16,935	19,613,948

San Francisco Community College District; Series 2020 A, GO Bonds	4.00%	06/15/2045	9,240	10,746,212

San Gorgonio Memorial Health Care District; Series 2014, Ref. GO Bonds	5.00%	08/01/2032	500	545,535

San Jacinto Unified School District Financing Authority; Series 2017, Ref. RB	5.00%	09/01/2043	250	277,968

San Joaquin Hills Transportation Corridor Agency; Series 2014 A, Ref. RB	5.00%	01/15/2044	1,730	1,925,023

Series 2014 B, Ref. RB	5.25%	01/15/2044	2,000	2,229,760

San Jose (City of), CA; Series 2011 A-1, RB(h)	5.00%	03/01/2025	1,000	1,002,190

San Jose (City of), CA (El Parador Apartments); Series 2000 A, RB(h)	6.20%	01/01/2041	3,150	3,151,669

San Jose (City of), CA (Fallen Leaves Apartments); Series 2002 J-1, RB (INS - AMBAC)(a)(h)	5.10%	12/01/2032	4,025	4,029,146

San Jose (City of), CA (Improvement District No. 99-218SJ); Series 2001 24-Q, RB	5.88%	09/02/2023	35	36,541

San Jose (City of), CA (Orvieto Family Apartments); Series 2010 B-1, RB	4.75%	08/01/2029	5,175	5,187,782

San Jose Evergreen Community College District (Election of 2004); Series 2008 B, GO Bonds (INS - AGM)(a)(e)	0.00%	09/01/2031	3,110	2,583,632

San Leandro Unified School District; Series 2019 B, GO Bonds (INS - BAM)(a)	4.00%	08/01/2043	5,000	5,713,400

San Luis Obispo (County of), CA Financing Authority (Lopez Dam Improvement); Series 2011 A, Ref. RB (INS - AGM)(a)	5.00%	08/01/2030	1,500	1,529,460

San Marcos Unified School District; Series 2019, RB	5.00%	09/01/2048	750	841,478

San Mateo (City of), CA Foster School District (Election 2008); Series 2010, GO Bonds(k)	6.63%	08/01/2042	1,010	1,107,172

San Mateo (County of), CA Joint Powers Financing Authority; Series 2018 A, RB	5.00%	07/15/2043	18,075	21,836,227

San Mateo County Community College District; Series 2018 B, GO Bonds	5.00%	09/01/2045	10,000	12,301,800

San Mateo Foster (City of), CA Public Financing Authority (Clean Water Program); Series 2019, RB	4.00%	08/01/2044	5,000	5,811,850

San Rafael Elementary School District; Series 2019 C, GO Bonds	4.00%	08/01/2047	2,950	3,318,307

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                             Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)
Santa Barbara (County of), CA; Series 2018 B, COP(h)	5.00%	12/01/2037	$12,695	$15,321,342

Series 2018 B, COP(h)	5.00%	12/01/2038	5,000	6,010,650

Santa Clara (City of), CA Redevelopment Agency; Series 2011, RB(b)(c)	5.75%	06/01/2021	3,000	3,041,880

Santa Clara (County of), CA Housing Authority; Series 2001 A, RB(h)	5.85%	08/01/2031	1,000	1,003,090

Series 2001 A, RB(h)	6.00%	08/01/2041	2,070	2,118,210

Series 2010 A-1, RB (CEP - FHLMC)	4.75%	11/01/2027	4,010	4,012,887

Santa Clarita Community College District; Series 2019, GO Bonds	3.00%	08/01/2044	1,410	1,487,508

Santa Margarita Water District (Community Facilities District No. 2013-1); Series 2013, RB	5.63%	09/01/2036	960	1,045,891

Series 2013, RB	5.63%	09/01/2043	960	1,042,205

Santa Monica (City of), CA Redevelopment Agency; Series 2011, RB	5.88%	07/01/2036	1,750	1,796,165

Series 2011, RB	5.88%	07/01/2042	2,600	2,666,404

Santaluz Community Facilities District No. 2 (Improvement Area No. 1); Series 2011 A, Ref. RB	5.00%	09/01/2028	820	839,090

Series 2011 A, Ref. RB	5.00%	09/01/2029	710	726,607

Series 2011 A, Ref. RB	5.10%	09/01/2030	460	470,985

Saugus Union School District Financing Authority; Series 2021 A, RB (INS - BAM)(a)	4.00%	09/01/2049	1,250	1,396,487

Sebastopol Union School District; Series 2020 A, GO Bonds	4.00%	08/01/2041	500	559,345

Series 2020 A, GO Bonds	5.00%	08/01/2049	2,535	3,047,983

Signal Hill (City of), CA Redevelopment Agency Successor Agency; Series 2011, RB	7.00%	10/01/2026	1,720	1,728,118

Silicon Valley Tobacco Securitization Authority (Santa Clara); Series 2007 A, RB(e)	0.00%	06/01/2036	22,420	9,627,372

Series 2007 A, RB(e)	0.00%	06/01/2041	10,000	3,218,700

Series 2007 B, RB(e)	0.00%	06/01/2047	12,650	2,785,909

Series 2007 C, RB(e)	0.00%	06/01/2056	60,800	6,830,880

Simi Valley Unified School District; Series 2019 B, GO Bonds	4.00%	08/01/2048	2,000	2,273,200

Simi Valley Unified School District (Election of 2004); Series 2007 C, GO Bonds (INS - AGM)(a)(e)	0.00%	08/01/2028	3,480	3,104,926

Series 2007 C, GO Bonds (INS - AGM)(a)(e)	0.00%	08/01/2030	2,765	2,320,692

South El Monte (City of), CA Improvement District Successor Agency; Series 2015 A, Ref. RB (INS - AGM)(a)	5.00%	08/01/2035	4,150	4,746,438

South Orange (County of), CA Public Financing Authority (Ladera Ranch); Series 2014 A, Ref. RB	5.00%	08/15/2034	895	928,133

Southern California Public Power Authority; Series 2007 A, RB	5.25%	11/01/2022	470	508,343

Series 2007 A, RB	5.25%	11/01/2023	50	56,323

Series 2007 A, RB	5.25%	11/01/2026	250	307,338

Series 2007 A, RB	5.25%	11/01/2027	2,255	2,831,739

Series 2007 A, RB	5.00%	11/01/2028	205	258,218

Series 2007 A, RB	5.00%	11/01/2029	165	210,532

Series 2007 A, RB	5.00%	11/01/2033	2,085	2,790,397

Series 2014 A, RB	5.00%	07/01/2035	13,000	14,754,610

Southern California Public Power Authority (Milford Wind Corridor Phase II); Series 2011 1, RB	5.25%	07/01/2031	2,100	2,134,734

Series 2011-1, RB	5.25%	07/01/2029	2,100	2,134,881

Southern California Tobacco Securitization Authority (San Diego County Asset Securitization Corp.); Series 2019, Ref. RB	5.00%	06/01/2039	750	940,612

Series 2019, Ref. RB	5.00%	06/01/2048	6,000	7,303,320

Series 2019, Ref. RB(e)	0.00%	06/01/2054	20,000	3,744,400

Southern Mono Health Care District; Series 2012, Ref. GO Bonds	5.00%	08/01/2021	790	805,610

Stockton (City of), CA Redevelopment Agency Successor Agency; Series 2016 A, Ref. RB (INS - AGM)(a)	5.00%	09/01/2034	1,000	1,160,260

Sulphur Springs Union School District; Series 2020, RB	4.00%	09/01/2050	1,225	1,304,184

Susanville (City of), CA (Natural Gas Enterprise Ref.); Series 2019, Ref. RB (INS - AGM)(a)	4.00%	06/01/2045	3,325	3,701,224

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                             Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)
Tahoe-Truckee Unified School District; Series 2016 B, GO Bonds	5.00%	08/01/2039	$3,000	$3,603,510

Series 2016 B, GO Bonds	5.00%	08/01/2041	950	1,137,245

Tejon Ranch Public Facilities Finance Authority; Series 2020, RB	4.00%	09/01/2050	4,750	5,005,265

Tobacco Securitization Authority of Southern California; Series 2006, RB(e)	0.00%	06/01/2046	3,000	611,550

Transbay Joint Powers Authority (Green Bonds); Series 2020 A, RB	5.00%	10/01/2037	600	747,864

Series 2020 A, RB	5.00%	10/01/2040	1,000	1,236,260

Series 2020 A, RB	5.00%	10/01/2045	1,000	1,219,530

Series 2020 A, RB	5.00%	10/01/2049	1,100	1,336,423

Series 2020 B, RB	5.00%	10/01/2035	250	298,660

Series 2020 B, RB	5.00%	10/01/2038	300	354,801

Tustin Unified School District (Community Facilities District No. 97-1); Series 2015, Ref. RB (INS - BAM)(a)	5.00%	09/01/2038	2,000	2,311,540

Twentynine Palms (City of), CA Redevelopment Agency Successor Agency; Series 2011 A-4, RB(b)(c)	7.13%	09/01/2021	375	387,840

Series 2011 A-4, RB(b)(c)	7.40%	09/01/2021	500	517,805

Series 2011 B, RB(b)(c)	7.40%	09/01/2021	415	429,778

Series 2011 B, RB(b)(c)	7.65%	09/01/2021	425	440,661

University of California; Series 2016 AR, Ref. RB(d)	5.00%	05/15/2037	12,840	15,400,938

Series 2017 AV, RB	5.00%	05/15/2042	5,000	6,017,050

Series 2018 AZ, Ref. RB	5.00%	05/15/2043	16,000	19,627,200

Series 2018 AZ, Ref. RB	4.00%	05/15/2048	2,000	2,279,000

Series 2018 AZ, Ref. RB	5.00%	05/15/2048	4,000	4,874,000

Series 2020 BE, Ref. RB	4.00%	05/15/2047	12,975	15,180,880

Upland (City of), CA Community Facilities District No. 2003-2 (Improvement Area No. 2); Series 2015, Ref. RB	5.00%	09/01/2029	1,030	1,151,715

Series 2015, Ref. RB	5.00%	09/01/2030	1,080	1,199,923

Upland (City of), CA Community Facilities District No. 2015-1 (Improvement Area No. 1); Series 2019 A, RB	4.00%	09/01/2049	750	810,630

Upland Community Facilities District; Series 2021 A, RB	4.00%	09/01/2040	260	283,327

Series 2021 A, RB	4.00%	09/01/2045	165	177,487

Series 2021 A, RB	4.00%	09/01/2051	260	278,626

Valley (City of), CA Sanitary District; Series 2005, RB	5.20%	09/02/2030	1,320	1,344,341

Vernon (City of), CA; Series 2012 A, RB	5.13%	08/01/2033	1,000	1,042,280

Series 2012 A, RB	5.50%	08/01/2041	4,000	4,168,880

Vernon (City of), CA Redevelopment Agency; Series 2005, RB (INS - NATL)(a)	5.00%	09/01/2035	65	66,273

Victor Valley Community College District (Election of 2008); Series 2020 D, GO Bonds	4.00%	08/01/2050	12,850	14,541,831

Victorville (City of), CA (Community Facilities District No. 07-01); Series 2012 A, RB	5.35%	09/01/2042	485	497,562

Vista Unified School District; Series 2019 A, GO Bonds	4.00%	08/01/2044	1,000	1,148,120

West Contra Costa Unified School District; Series 2005, GO Bonds (INS - NATL)(a)(e)	0.00%	08/01/2025	2,500	2,389,525

West Covina Public Financing Authority; Series 2018 A, Ref. RB	5.00%	05/01/2031	445	540,946

West Hollywood (City of), CA Community Development Department (East Side Redevelopment); Series 2011 A, RB	7.50%	09/01/2042	1,500	1,552,020

West Patterson Financing Authority (Community Facilities Distrct No. 2015-1); Series 2015, RB	5.25%	09/01/2035	610	671,189

Series 2015, RB	5.25%	09/01/2045	1,550	1,685,160

West Sacramento (City of), CA; Series 2019, RB	5.00%	09/01/2037	860	977,313

West Sacramento (City of), CA (Community Facilities District No. 29); Series 2019, RB	5.00%	09/01/2044	1,065	1,197,816

Western Riverside (County of), CA Water & Wastewater Financing Authority (Eastern Municipal

Water District Improvement); Series 2009, RB (INS - AGC)(a)	5.63%	09/01/2039	1,000	1,003,760

Whittier (City of), CA (Presbyterian Intercommunity Hospital, Inc.); Series 2014, RB	5.00%	06/01/2044	1,500	1,668,015

Woodland (City of), CA Community Facilities District 1; Series 2019, RB	5.00%	09/01/2044	2,280	2,567,964

Woodland (City of), CA Finance Authority; Series 2011, RB	6.00%	03/01/2036	2,300	2,309,545

Series 2011, RB	6.00%	03/01/2041	1,500	1,506,015

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                             Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Yosemite Community College District (Election of 2004); Series 2008 C, GO Bonds (INS - AGM)(a)(e)	0.00%	08/01/2024	$4,685	$4,565,345

Yuba Community College District; Series 2017, Ref. GO Bonds	4.00%	08/01/2047	4,285	4,819,982

				2,082,482,496

Guam–0.83%
A.B. Won Pat International Airport Authority; Series 2013 C, RB (INS - AGM)(a)(h)	6.13%	10/01/2043	2,500	2,747,400

Guam (Territory of); Series 2011 A, RB	5.13%	01/01/2042	1,500	1,534,200

Guam (Territory of) Department of Education (John F. Kennedy); Series 2020, Ref. COP	5.00%	02/01/2040	2,750	2,943,847

Guam (Territory of) International Airport Authority; Series 2013 C, RB (INS - AGM)(a)(h)	6.00%	10/01/2034	1,000	1,097,770

Series 2013 C, RB(h)	6.25%	10/01/2034	1,000	1,071,660

Guam (Territory of) Power Authority; Series 2012 A, Ref. RB (INS - AGM)(a)	5.00%	10/01/2023	250	267,653

Series 2012 A, Ref. RB (INS - AGM)(a)	5.00%	10/01/2024	320	342,058

Series 2012 A, Ref. RB (INS - AGM)(a)	5.00%	10/01/2030	570	605,374

Guam (Territory of) Waterworks Authority; Series 2014 A, Ref. RB	5.00%	07/01/2035	765	838,333

Series 2020 A, RB	5.00%	01/01/2050	3,460	4,169,265

Port Authority of Guam; Series 2018 A, RB	5.00%	07/01/2048	1,825	2,123,679

				17,741,239

Northern Mariana Islands–0.11%
Northern Mariana Island Ports Authority; Series 2005 A, RB(h)	5.50%	03/15/2031	1,675	1,524,317

Northern Mariana Islands (Commonwealth of) Ports Authority; Series 1998 A, RB(h)	6.25%	03/15/2028	890	840,534

				2,364,851

Puerto Rico–4.41%
Children’s Trust Fund;
Series 2002, RB	5.38%	05/15/2033	3,570	3,591,920

Series 2002, RB	5.50%	05/15/2039	8,655	8,867,394

Series 2002, RB	5.63%	05/15/2043	730	733,745

Puerto Rico (Commonwealth of); Series 2006 A, GO Bonds(i)	5.25%	07/01/2030	500	433,125

Series 2009 B, Ref. GO Bonds(i)	6.50%	07/01/2037	3,000	2,628,750

Series 2009 B, Ref. GO Bonds(i)	5.75%	07/01/2038	1,020	886,125

Series 2009 B, Ref. GO Bonds(i)	6.00%	07/01/2039	2,500	2,181,250

Series 2011 C, Ref. GO Bonds (INS - AGM)(a)	6.00%	07/01/2036	80	84,098

Series 2011 C, Ref. GO Bonds(i)	6.50%	07/01/2040	1,000	856,250

Series 2011 E, Ref. GO Bonds(i)	5.38%	07/01/2030	1,450	1,223,438

Series 2012 A, Ref. GO Bonds(i)	5.50%	07/01/2026	5,000	4,100,000

Series 2012 A, Ref. GO Bonds(i)	5.50%	07/01/2027	1,615	1,324,300

Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority; Series 2008 A, RB	6.13%	07/01/2024	2,070	2,259,674

Puerto Rico (Commonwealth of) Electric Power Authority; Series 2012 A, RB(i)	5.00%	07/01/2042	4,000	3,610,000

Series 2012 A, RB(i)	5.05%	07/01/2042	1,000	902,500

Series 2013 A, RB(i)	6.75%	07/01/2036	7,350	6,780,375

Series 2016 E-2, RB(i)	10.00%	07/01/2021	454	437,562

Series 2016 E-2, RB(i)	10.00%	01/01/2022	151	145,854

Series 2016 E-4, RB(i)	10.00%	07/01/2022	151	145,853

Puerto Rico (Commonwealth of) Highway & Transportation Authority; Series 2007 CC, Ref. RB(i)	5.50%	07/01/2030	2,500	2,056,250

Puerto Rico (Commonwealth of) Industrial Tourist, Educational, Medical & Environmental Control Facilities Financing Authority; Series 1995 A, RB	5.63%	07/01/2022	635	635,000

Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority; Series 2000, RB(h)	6.63%	06/01/2026	6,055	6,266,925

Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Ana G. Mendez University System); Series 2012, Ref. RB	5.13%	04/01/2032	170	172,678

Series 2012, Ref. RB	5.38%	04/01/2042	225	228,938

Puerto Rico (Commonwealth of) Infrastructure Financing Authority (MEPSI Campus); Series 2007 A, RB(i)	6.50%	10/01/2037	1,220	491,050

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                             Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
Puerto Rico (Commonwealth of) Public Buildings Authority (Government Facilities); Series 2009 P, Ref. RB(i)	6.75%	07/01/2036	$5,000	$4,981,250

Puerto Rico Sales Tax Financing Corp.; Series 2018 A-1, RB(e)	0.00%	07/01/2024	213	200,454

Series 2018 A-1, RB(e)	0.00%	07/01/2027	1,524	1,341,562

Series 2018 A-1, RB(e)	0.00%	07/01/2031	1,616	1,240,910

Series 2018 A-1, RB(e)	0.00%	07/01/2033	11,974	8,513,873

Series 2018 A-1, RB	4.50%	07/01/2034	419	457,301

Series 2018 A-1, RB	4.55%	07/01/2040	342	372,797

Series 2018 A-1, RB(e)	0.00%	07/01/2046	8,788	2,701,783

Series 2018 A-1, RB(e)	0.00%	07/01/2051	13,879	3,055,739

Series 2018 A-1, RB	4.75%	07/01/2053	2,510	2,739,489

Series 2018 A-1, RB	5.00%	07/01/2058	11,595	12,841,926

Series 2019 A-2, RB	4.33%	07/01/2040	2,154	2,316,950

Series 2019 A-2, RB	4.54%	07/01/2053	65	70,046

Series 2019 A-2, RB	4.78%	07/01/2058	865	945,938

University of Puerto Rico; Series 2006 P, Ref. RB (Acquired 08/07/2017; Cost $1,423,500)(j)	5.00%	06/01/2030	2,190	2,124,300

				94,947,372

Virgin Islands–0.23%
Virgin Islands (Government of) Port Authority; Series 2014 A, Ref. RB(h)	5.00%	09/01/2029	1,645	1,601,819

Series 2014 A, Ref. RB(h)	5.00%	09/01/2033	1,500	1,423,140

Virgin Islands (Government of) Public Finance Authority; Series 2015, RB(g)	5.00%	09/01/2030	1,000	1,116,770

Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2012 A, RB	5.00%	10/01/2032	840	832,213

				4,973,942

TOTAL INVESTMENTS IN SECURITIES(m)-102.37% (Cost $2,058,403,267)				2,202,509,900

FLOATING RATE NOTE OBLIGATIONS-(3.87)%
Notes with interest and fee rates ranging from 0.57% to 0.62% at 02/28/2021 and contractual maturities of collateral ranging from 05/15/2033 to 04/01/2056 (See Note 1K)(n)				(83,160,000)

OTHER ASSETS LESS LIABILITIES–1.50%				32,263,381

NET ASSETS–100.00%				$2,151,613,281

Investment Abbreviations:

ABAG	- Association of Bay Area Governments
AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- American Municipal Bond Assurance Corp.
BAM	- Build America Mutual Assurance Co.
CEP	- Credit Enhancement Provider
COP	- Certificates of Participation
Ctfs.	- Certificates
FGIC	- Financial Guaranty Insurance Company
FHLMC	- Federal Home Loan Mortgage Corp.
GO	- General Obligation
INS	- Insurer
NATL	- National Public Finance Guarantee Corp.
RB	- Revenue Bonds
Ref.	- Refunding

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                             Invesco California Municipal Fund

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1K.
(e)	Zero coupon bond issued at a discount.
(f)	The issuer is paying less than stated interest, but is not in default on principal because scheduled principal payments have not yet begun.
(g)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2021 was $109,563,174, which represented 5.09% of the Fund’s Net Assets.

(h)	Security subject to the alternative minimum tax.
(i)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2021 was $37,993,117, which represented 1.77% of the Fund’s Net Assets.

(j)	Restricted security. The aggregate value of these securities at February 28, 2021 was $4,474,300, which represented less than 1% of the Fund’s Net Assets.
(k)	Convertible capital appreciation bond. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(l)	Security subject to crossover refunding.
(m)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

(n)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2021. At February 28, 2021, the Fund’s investments with a value of $149,054,184 are held by TOB Trusts and serve as collateral for the $83,160,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                             Invesco California Municipal Fund

Statement of Assets and Liabilities
February 28, 2021

Assets:
Investments in securities, at value (Cost $2,058,403,267)	$2,202,509,900

Cash	53,008,850

Receivable for:
Investments sold	715,450

Fund shares sold	6,296,279

Interest	21,733,511

Investments matured, at value (Cost $1,461,298)	1,383,684

Investment for trustee deferred compensation and retirement plans	177,878

Other assets	644,354

Total assets	2,286,469,906

Liabilities:
Floating rate note obligations	83,160,000

Payable for:
Investments purchased	35,801,660

Dividends	2,628,867

Fund shares reacquired	12,094,932

Accrued fees to affiliates	844,285

Accrued interest expense	3,954

Accrued trustees’ and officers’ fees and benefits	54,439

Accrued other operating expenses	28,196

Trustee deferred compensation and retirement plans	240,292

Total liabilities	134,856,625

Net assets applicable to shares outstanding	$2,151,613,281

Net assets consist of:
Shares of beneficial interest	$2,260,846,112

Distributable earnings (loss)	(109,232,831)

$2,151,613,281

Net Assets:
Class A	$1,443,969,409

Class C	$153,595,241

Class Y	$550,591,407

Class R6	$3,457,224

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	158,902,908

Class C	16,986,921

Class Y	60,577,938

Class R6	379,966

Class A:
Net asset value per share	$9.09

Maximum offering price per share (Net asset value of $9.09 ÷ 95.75%)	$9.49

Class C:
Net asset value and offering price per share	$9.04

Class Y:
Net asset value and offering price per share	$9.09

Class R6:
Net asset value and offering price per share	$9.10

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                             Invesco California Municipal Fund

Statement of Operations

For the year ended February 28, 2021

Investment income:

Interest	$77,509,924

Expenses:

Advisory fees	7,841,249
Administrative services fees	280,252
Custodian fees	6,579
Distribution fees: Class A	3,155,166
Class C	1,656,913
Interest, facilities and maintenance fees	1,885,772
Transfer agent fees – A, C and Y	1,631,824
Transfer agent fees – R6	1,011
Trustees’ and officers’ fees and benefits	29,428
Registration and filing fees	105,422
Reports to shareholders	12,913
Professional services fees	106,565
Other	24,400
Total expenses	16,737,494
Less: Expense offset arrangement(s)	(581)
Net expenses	16,736,913
Net investment income	60,773,011

Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investment securities	(4,844,558)
Change in net unrealized appreciation (depreciation) of unaffiliated investment securities	(22,279,131)
Net realized and unrealized gain (loss)	(27,123,689)
Net increase in net assets resulting from operations	$33,649,322

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                             Invesco California Municipal Fund

Statement of Changes in Net Assets

For the year ended February 28, 2021, period ended February 29, 2020, and the year ended July 31, 2019

	Year Ended February 28, 2021	Seven Months Ended February 29, 2020	Year Ended July 31, 2019
Operations:
Net investment income	$60,773,011	$29,806,539	$56,686,292

Net realized gain (loss)	(4,844,558)	(1,010,755)	(29,187,470)

Change in net unrealized appreciation (depreciation)	(22,279,131)	75,128,977	82,004,332

Net increase in net assets resulting from operations	33,649,322	103,924,761	109,503,154

Distributions to shareholders from distributable earnings:
Class A	(40,437,428)	(19,251,432)	(30,155,500)

Class C	(4,029,126)	(2,730,345)	(5,911,816)

Class Y	(16,402,660)	(8,743,592)	(11,261,499)

Class R6	(64,883)	(1,023)	(71)

Total distributions from distributable earnings	(60,934,097)	(30,726,392)	(47,328,886)

Share transactions-net:
Class A	394,199,028	54,639,224	133,380,488

Class C	(35,286,425)	7,393,994	(37,309,597)

Class Y	85,319,405	60,028,560	154,328,324

Class R6	2,515,266	908,651	10,000

Net increase in net assets resulting from share transactions	446,747,274	122,970,429	250,409,215

Net increase in net assets	419,462,499	196,168,798	312,583,483

Net assets:
Beginning of year	1,732,150,782	1,535,981,984	1,223,398,501

End of year	$2,151,613,281	$1,732,150,782	$1,535,981,984

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                             Invesco California Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/21	$9.28	$0.28	$(0.18)	$0.10	$(0.29)	$9.09	1.11%	$1,443,969	0.86	%(d)	0.86	%(d)	0.76	%(d)	3.15	%(d)	28%
Seven months ended 02/29/20	8.87	0.17	0.41	0.58	(0.17)	9.28	6.63	1,061,154	0.93	(e)	0.93	(e)	0.76	(e)	3.18	(e)	11
Year ended 07/31/19	8.49	0.37	0.32	0.69	(0.31)	8.87	8.35	960,939	1.13		1.13		0.81		4.36		37
Year ended 07/31/18	8.49	0.36	(0.04)	0.32	(0.32)	8.49	3.95	789,596	1.06		1.06		0.85		4.26		22
Year ended 07/31/17	8.61	0.38	(0.09)	0.29	(0.41)	8.49	3.55	899,847	1.19		1.19		0.95		4.46		30
Year ended 07/31/16	8.21	0.43	0.42	0.85	(0.45)	8.61	10.67	925,807	1.20		1.20		1.06		5.10		15
Class C
Year ended 02/28/21	9.23	0.21	(0.18)	0.03	(0.22)	9.04	0.36	153,595	1.61	(d)	1.61	(d)	1.51	(d)	2.40	(d)	28
Seven months ended 02/29/20	8.83	0.13	0.40	0.53	(0.13)	9.23	6.08	193,922	1.69	(e)	1.69	(e)	1.52	(e)	2.42	(e)	11
Year ended 07/31/19	8.45	0.31	0.32	0.63	(0.25)	8.83	7.58	178,207	1.89		1.89		1.57		3.60		37
Year ended 07/31/18	8.45	0.29	(0.03)	0.26	(0.26)	8.45	3.18	206,268	1.82		1.82		1.61		3.50		22
Year ended 07/31/17	8.57	0.31	(0.08)	0.23	(0.35)	8.45	2.67	235,727	1.95		1.95		1.71		3.72		30
Year ended 07/31/16	8.18	0.36	0.42	0.78	(0.39)	8.57	9.89	259,836	1.95		1.95		1.81		4.35		15
Class Y
Year ended 02/28/21	9.28	0.31	(0.19)	0.12	(0.31)	9.09	1.36	550,591	0.61	(d)	0.61	(d)	0.51	(d)	3.40	(d)	28
Seven months ended 02/29/20	8.87	0.18	0.41	0.59	(0.18)	9.28	6.78	476,142	0.69	(e)	0.69	(e)	0.52	(e)	3.42	(e)	11
Year ended 07/31/19	8.49	0.40	0.31	0.71	(0.33)	8.87	8.61	397	0.88		0.88		0.56		4.60		37
Year ended 07/31/18	8.49	0.38	(0.04)	0.34	(0.34)	8.49	4.20	227,535	0.82		0.82		0.61		4.50		22
Year ended 07/31/17	8.61	0.39	(0.08)	0.31	(0.43)	8.49	3.80	235,031	0.94		0.94		0.70		4.63		30
Year ended 07/31/16	8.21	0.45	0.42	0.87	(0.47)	8.61	10.93	173,862	0.95		0.95		0.81		5.33		15
Class R6
Year ended 02/28/21	9.29	0.31	(0.19)	0.12	(0.31)	9.10	1.38	3,457	0.58	(d)	0.58	(d)	0.48	(d)	3.43	(d)	28
Seven months ended 02/29/20	8.88	0.18	0.42	0.60	(0.19)	9.29	6.83	933	0.71	(e)	0.71	(e)	0.54	(e)	3.40	(e)	11
Period ended 07/31/19(f)	8.80	0.08	0.06	0.14	(0.06)	8.88	1.62	10	0.84	(e)	0.84	(e)	0.52	(e)	4.64	(e)	37

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 28, 2021, the portfolio turnover calculation excludes the value of securities purchased of $367,457,266 in connection with the acquisition of Invesco California Tax-Free Income Fund into the Fund.

(d)	Ratios are based on average daily net assets (000’s omitted) of $1,282,256, $165,691, $483,328 and $1,904 for Class A, Class C, Class Y and Class R6 shares, respectively.
(e)	Annualized.
(f)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                             Invesco California Municipal Fund

Notes to Financial Statements

February 28, 2021

NOTE 1–Significant Accounting Policies

Invesco California Municipal Fund, formerly Invesco Oppenheimer Rochester® California Municipal Fund, (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

30                             Invesco California Municipal Fund

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders“ exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.

Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, there by collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to out perform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate note screated by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter in to reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with,“covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund where in the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk.

31                             Invesco California Municipal Fund

The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to re purchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the“1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although a typical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

L.

Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

The Fund may invest in lower-quality debt securities,i.e.,“ junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to height enedvolatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the“ Adviser“or“Invesco”). Effective May 15, 2020, under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
First $500 million	0.480%
Next $250 million	0.455%
Next $250 million	0.425%
Next $500 million	0.380%
Next $500 million	0.370%
Next $500 million	0.355%
Next $1.5 billion	0.350%
Over $4 billion	0.330%

* The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

Prior to May 15, 2020, the Fund accrued daily and paid monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
Up to $200 million	0.600%
Next $100 million	0.550%
Next $200 million	0.500%
Next $250 million	0.450%
Next $250 million	0.400%
Next $4 billion	0.350%
Over $5 billion	0.330%

* The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended February 28, 2021, the effective advisory fee rate incurred by the Fund was 0.41% .

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the

32                             Invesco California Municipal Fund

Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 0.96%, 1.71%, 0.70% and 0.60%, respectively, of the Fund’s average daily net assets (the “expense limits”). Effective June 1, 2021 through at least June 30, 2021, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 1.50%, 2.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2021, IDI advised the Fund that IDI retained $100,904 in front-end sales commissions from the sale of Class A shares and $89,368 and $47,129 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Obligations	$-	$2,202,509,900	$-	$2,202,509,900

Other Investments - Assets
Investments Matured	-	1,383,684	-	1,383,684
Total Investments	$-	$2,203,893,584	$-	$2,203,893,584

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers

33                             Invesco California Municipal Fund

complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2021, the Fund engaged in securities purchases of $2,531,609.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $581.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances and Borrowings

Effective February 25, 2021, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $1.0 billion, collectively by certain Funds, and which will expire on February 24, 2022. Prior to February 25, 2021, the revolving credit and security agreement permitted borrowings up to $2.5 billion. The revolving credit and security agreement is secured by the assets of the Fund.

During the year ended February 28, 2021, the average daily balance of borrowing under the revolving credit and security agreement was $9,251,507 with a weighted interest rate of 0.94%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees. At February 28, 2021, the Fund had no borrowings outstanding under this agreement.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2021 were $95,925,385 and 0.90%, respectively.

The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended February 28, 2021, Period Ended February 29, 2020 and the Year Ended July 31, 2019:

	Year Ended February 28, 2021	Seven months Ended February 29, 2020	Year Ended July 31, 2019
Ordinary income*	$360,393	$499,507	$839,163
Ordinary income-tax-exempt	60,573,704	30,226,885	46,489,723
Total distributions	$60,934,097	$30,726,392	$47,328,886

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021
Undistributed tax-exempt income	$16,697,720
Net unrealized appreciation – investments	141,168,854
Temporary book/tax differences	(266,363)
Capital loss carryforward	(266,833,042)
Shares of beneficial interest	2,260,846,112
Total net assets	$2,151,613,281

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to book to tax accretion and amortization differences, tax treatment defaulted bonds and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

34                             Invesco California Municipal Fund

The Fund has a capital loss carryforward as of February 28, 2021, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$52,001,902	$214,831,140	$266,833,042

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2021 was $489,511,897 and $474,315,040, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$159,572,779

Aggregate unrealized (depreciation) of investments	(18,403,925)

Net unrealized appreciation of investments	$141,168,854

Cost of investments for tax purposes is $2,062,724,730.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of accretion and amortization differences and market discount, on February 28, 2021, undistributed net investment income was decreased by $45,714, undistributed net realized gain (loss) was decreased by $684,116 and shares of beneficial interest was increased by $729,832. Further, as a result of tax deferrals acquired in the reorganization of Invesco California Tax Free Income Fund into the Fund, undistributed net investment income was increased by $621,774, undistributed net realized gain (loss) was decreased by $14,152,790 and shares of beneficial interest was increased by $13,531,016. These reclassifications had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

	Year ended February 28, 2021(a)		Seven months ended February 29, 2020		Year ended July 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount
Sold:
Class A	29,684,400	$268,388,992	12,206,873	$109,812,597	28,923,618	$249,959,488
Class C	4,306,222	38,754,973	4,032,115	36,117,284	5,872,239	50,511,948
Class Y	31,496,202	282,230,690	15,727,912	142,355,048	27,955,569	239,928,995
Class R6(b)	256,233	2,343,915	99,265	908,289	1,136	10,000

Issued as reinvestment of dividends:
Class A	2,459,878	22,101,239	1,770,304	15,971,603	2,796,750	23,999,964
Class C	267,845	2,379,349	246,177	2,210,072	554,096	4,728,073
Class Y	983,775	8,824,867	747,168	6,741,872	944,182	8,122,319
Class R6(b)	5,374	48,449	48	446	-	-

Automatic conversion of Class C shares to Class A shares:
Class A	3,795,832	34,484,606	1,771,376	15,906,779	-	-
Class C	(3,814,713)	(34,484,606)	(1,779,313)	(15,906,779)	-	-

Issued in connection with acquisitions:(c)
Class A	40,236,928	349,996,685	-	-	-	-
Class Y	5,414,342	47,110,781	-	-	-	-
Class R6	208,402	1,815,163	-	-	-	-

35                             Invesco California Municipal Fund

			Summary of Share Activity

	Year ended February 28, 2021(a)		Seven months ended February 29, 2020		Year ended July 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount
Reacquired:
Class A	(31,664,365)	$(280,772,494)	(9,684,094)	$(87,051,755)	(16,436,313)	$(140,578,964)
Class C	(4,775,842)	(41,936,141)	(1,677,703)	(15,026,583)	(10,658,531)	(92,549,618)
Class Y	(28,627,744)	(252,846,933)	(9,883,638)	(89,068,360)	(10,983,254)	(93,722,990)
Class R6(b)	(190,483)	(1,692,261)	(9)	(84)	-	-
Net increase in share activity	50,042,286	$446,747,274	13,576,481	$122,970,429	28,969,492	$250,409,215

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 54% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Commencement date after the close of business on May 24, 2019.
(c)

After the close of business on May 15, 2020, the Fund acquired all the net assets of Invesco California Tax Free Income Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on February 14, 2020. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 45,859,672 shares of the Fund for 33,867,426 shares outstanding of the Target Fund as of the close of business on May 15, 2020. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, May 15, 2020. The Target Fund’s net assets as of the close of business on May 15, 2020 of $398,922,629, including $25,097,572 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $1,459,382,623 and $1,858,305,252 immediately after the acquisition.

The pro forma results of operations for the year ended February 28, 2021, assuming the reorganization had been completed on March 1, 2020, the beginning of the annual reporting period are as follows:

Net investment income	$63,386,976

Net realized/unrealized gains	(52,317,319)

Change in net assets resulting from operations	$11,069,657

As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since May 16, 2020.

NOTE 12–Coronavirus (COVID-19)Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

36                             Invesco California Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco California Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco California Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for the year ended February 28, 2021, the seven months ended February 29, 2020 and the year ended July 31, 2019, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for the year ended February 28, 2021, the seven months ended February 29, 2020 and the year ended July 31, 2019, and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For the year ended February 28, 2021, the seven months ended February 29, 2020 and the year ended July 31, 2019 for Class A, Class C and Class Y For the year ended February 28, 2021, the seven months ended February 29, 2020 and the period May 24, 2019 (commencement of operations) through July 31, 2019 for Class R6

The financial statements of Invesco California Municipal Fund (formerly known as Oppenheimer Rochester® California Municipal Fund) as of and for the year ended July 31, 2018 and the financial highlights for each of the periods ended on or prior to July 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 27, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

37                             Invesco California Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2020 through February 28, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 =8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/20)	Ending Account Value (02/28/21)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,019.80	$4.21	$1,020.63	$4.21	0.84%
Class C	1,000.00	1,015.00	7.94	1,016.91	7.95	1.59
Class Y	1,000.00	1,021.00	3.01	1,021.82	3.01	0.60
Class R6	1,000.00	1,021.10	2.81	1,022.02	2.81	0.56

1

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2020 through February 28, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

2	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

38                             Invesco California Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2021:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Qualified Business Income	0.00%
Corporate Dividends Received Deduction*	0.00%
Business Interest Income*	0.00%
U.S. Treasury Obligations*	0.00%
Tax-Exempt Interest Dividends*	99.41%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

39                             Invesco California Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee

Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			191	None
1

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                             Invesco California Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	191	enaible, Inc. (artificial intelligence technology); Director, ISO New England, (non-profit organization managing regional electricity market)

Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	191	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and President and Director of Grahamtastic Connection (non- profit)

Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	191	Member, Board of Directors Baylor College of Medicine

Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	191	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization);Eisenhower Foundation (non-profit)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School—Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	191	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2                             Invesco California Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management—Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	191	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	191	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP

Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	191	None

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			191	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	191	Elucida Oncology (nanotechnology & medical particles cotextmpany);

T-3                             Invesco California Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board member of Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest and Andrews and Kurth	191	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	191	None

Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	191	None

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	191	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4                             Invesco California Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Sheri Morris — 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

T-5                             Invesco California Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-6                             Invesco California Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A

Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7                             Invesco California Municipal Fund

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Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

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To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 8009594246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 8009594246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242	Invesco Distributors, Inc.	O-ROCAM-AR-1

Annual Report to Shareholders	February 28, 2021

Invesco Environmental Focus Municipal Fund

Nasdaq:
A: OPAMX ∎ C: OPCMX ∎ Y: OPYMX ∎ R6: IOMUX

Management’s Discussion of Fund Performance

Performance summary

For the year ended February 28, 2021, Class A shares of Invesco Environmental Focus Municipal Fund (the Fund), at net asset value (NAV), underperformed the S&P Municipal Bond 5+ Year Investment Grade Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/29/20 to 2/28/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.46%
Class C Shares	-0.01
Class Y Shares	0.78
Class R6 Shares	0.88
S&P Municipal Bond Index▼*	1.22
Bloomberg Barclays Municipal Bond Index▼*	1.06
S&P Municipal Bond 5+ Year Investment Grade Index▼	0.95
U.S. Consumer Price Index∎	1.68
Lipper General Municipal Debt Funds Index[t]	0.77

Source(s): ▼RIMES Technologies Corp.; ∎Bloomberg L.P.; [t]Lipper Inc.

  * Effective September 4, 2020, the Fund changed its benchmark from the Bloomberg Barclays Municipal Bond Index to the S&P Municipal Bond Index. This change was made to better align with the Fund’s risk profile.

Market conditions and your Fund

The broad municipal bond market experienced positive returns for the seventh consecutive year in 2020, even despite the unexpected twist of the coronavirus (COVID-19) global pandemic that pierced the markets and forced society to navigate uncharted waters in March 2020.

Investment-grade municipal bonds returned 1.06%, high-yield municipal bonds returned 1.27%, and taxable municipal bonds returned 0.43% during the year.1

The year began with an unexpected major market shift as the global spread of COVID-19 ignited macroeconomic concerns. Significant equity market sell-offs incited a flight to quality that caused a strong municipal rally in February 2020. In March, however, a flight to cash caused extreme volatility and price declines across the municipal market.

Municipal funds averaged about $10 billion per week in outflows during March.2 Total fund outflows were $21 billion for the first quarter of 2020, with the majority in the high-yield segment.2 In general, many high-yield municipal funds hold anywhere from 30% to 60% of their portfolios in investment-grade securities. As a result, funds had been selling both high-yield and investment-grade securities into a distressed market to meet shareholder redemptions. This led to price declines across the municipal universe.

Continued uncertainty regarding COVID-19 and its economic effects caused other major dislocations in the marketplace, including US Treasuries. Near the end of March, 10-year AAA-rated† municipals traded at yields that were roughly 370% of the yield on comparable maturity US Treasuries – well above the historical norm of approximately 90%.3

The Coronavirus Aid, Relief, and Economic Security Act (CARES Act), enacted at the end of March, gave the US Federal Reserve (the Fed) the ability to invest in programs or facilities established by the Fed which included the Municipal Liquidity Facility (MLF). The CARES Act also provided $150 billion for state and local governments and established the Disaster Relief Fund.

The Fed cut the federal funds rate twice in 2020 during unscheduled emergency meetings in March in response to COVID-19, consisting of half of a percentage and a whole percentage point leaving the target range 0.00% to 0.25%.4

Investors continued to sell municipal bonds in April amid disruption from the COVID-19 pandemic. However, May and June saw municipal market performance improve despite ongoing market turmoil. As April began, many states maintained quarantines with indeterminate timelines for closures of non-essential businesses.

Throughout the summer months, the municipal market began to rebound with gains that erased the earlier 2020 losses. The municipal market continued to benefit from federal support from the MLF, which enabled two issuers per state, city, or county to use proceeds from the sale of notes to service their debt payments. While only two issuers accessed the MLF, the State of Illinois and the Metropolitan Transportation Authority, the availability of the program provided a psychological safety net for the market.

As the COVID-19 pandemic continued into fall and winter; most states saw cases rise amid colder weather and holiday gatherings, which led to renewed restrictions on non-essential businesses and had a negative effect on the economy. Attention moved to the US

Presidential election and medical advancements toward a vaccine.

We believe the election of Joe Biden and Kamala Harris, aligned with a Democrat-controlled Congress, could benefit municipal bonds given their stated support for numerous initiatives, including a larger stimulus bill and an infrastructure package, as well as health care and tax reform.

A highly demanded second stimulus package was signed at the end of 2020. The $900 billion Omnibus Spending and COVID Relief Deal included funding for small businesses, the unemployed, and health care workers.

In December, several pharmaceutical companies reported long-awaited breakthroughs and a vaccine with 95% effectiveness was approved for widespread distribution, significantly improving both investor and public sentiment.

New municipal issuance totaled $465 billion for the year, up 3% from the previous year’s $449 billion.5 Taxable municipals played a significant role in this increase in 2020, having 43% of new issuance.5 This uptick can be attributed to recent changes in tax laws. Municipalities are no longer able to refinance existing debt with new tax-exempt debt, thus causing an uptrend in taxable municipal issuance.

Municipal credits have a long history of low default rates as many provide essential services to all Americans. Most municipal issuers were in strong financial shape heading into the COVID-19 pandemic. Despite speculation, a flurry of downgrades has not yet occurred, we think mainly because most issuers have a rainy-day fund or cash on hand for difficult times. Though there could be small, isolated pockets of defaults in the future, we believe the vast majority of municipal bonds will stay current on principal and interest, as history has shown.

At the close of the year, the House passed the $1.9 trillion American Rescue Plan Act of 2021. Subsequent to year end, on March 11, 2021, the bill was signed into law. The US Food and Drug Administration issued an emergency use authorization for a third vaccine. February 2021 also brought $34 billion in municipal bond supply, higher than the average supply for the last five years for the month.

During the year, an overweight exposure in BB and B- rated† bonds contributed to the Fund’s performance relative to its style-specific benchmark. At the sector level, an overweight exposure and security selection in the incremental tax and multi-family housing sectors contributed to the Fund’s relative performance. On a state level, security selection in Minnesota and Illinois domiciled issues contributed to the Fund’s relative performance.

An underweight allocation to state and local general obligation bonds detracted from

2                     Invesco Environmental Focus Municipal Fund

the Fund’s performance relative to the style-specific benchmark during the year. And underweight allocation to AAA and AA- rated† bonds detracted from the Fund’s performance relative to its style-specific benchmark over the year. On a state level, security selection in New York and Ohio holdings were a detractor from the Fund’s relative results.

During the period the fund converted to an environmental focus strategy. The strategy change will likely result in a lower yield under certain market conditions, but also lower volatility and increased downside risk protection that the Fund has had historically. We believe that over the long-term the fund’s environmental overlay will be a positive contributor to risk-adjusted performance. During the period, the change of strategy did not have a material impact on performance.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of some of the Fund’s investments.

Thank you for investing in Invesco Environmental Focus Municipal Fund and for sharing our long-term investment horizon.

1 Source: Bloomberg Barclays

2 Source: Strategic Insight

3 Source: US Department of the Treasury

4 Source: US Federal Reserve

5 Source: The Bond Buyer

† A credit rating is an assessment provided by a NRSRO of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

Portfolio manager(s):

Tim Benzel

Eddie Bernhardt

Tim O’Reilly

Mark Paris

Galen True

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opin ions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3                     Invesco Environmental Focus Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/11

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

3 Source: Bloomberg L.P.

*

Effective September 4, 2020 the Fund changed its benchmark from the Bloomberg Barclays Municipal Bond Index to the S&P Municipal Bond Index. This change was made to better align with the Fund’s risk profile.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                     Invesco Environmental Focus Municipal Fund

Average Annual Total Returns
As of 2/28/21, including maximum applicable sales charges
Class A Shares

Inception (11/7/06)	4.03%

10 Years	5.31

5 Years	3.30

1 Year	-3.84

Class C Shares

Inception (11/7/06)	3.89%

10 Years	5.14

5 Years	3.54

1 Year	-0.99

Class Y Shares

Inception (7/29/11)	5.38%

5 Years	4.36

1 Year	0.78

Class R6 Shares

10 Years	5.84%

5 Years	4.33

1 Year	0.88

Effective May 24, 2019, Class A, Class C and Class Y shares of the Oppenheimer Municipal Fund, (the predecessor fund), were reorganized into Class A, Class C and Class Y shares, respectively, of the Invesco Oppenheimer Municipal Fund. The Fund was subsequently renamed the Invesco Environmental Focus Municipal Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C and Class Y shares are those for Class A, Class C and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5                     Invesco Environmental Focus Municipal Fund

Supplemental Information

Invesco Environmental Focus Municipal Fund’s investment objective is to seek to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
∎	The U.S. Consumer Price Index is a measure of change in consumer prices as determined by the US Bureau of Labor Statistics.
∎	The Bloomberg Barclays Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.
∎	The S&P Municipal Bond 5+ Year Investment Grade Index seeks to measure the performance of investment-grade US municipal bonds with maturities equal to or greater than five years.
∎	The Lipper General Municipal Debt Funds Index is an unmanaged index considered representative of general municipal debt funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6                     Invesco Environmental Focus Municipal Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments
Revenue Bonds	88.3%
General Obligation Bonds	11.3
Pre-Refunded Bonds	0.4

Top Five Debt Holdings

% of total net assets
1. Washington (State of) Health Care Facilities Authority (Virginia Mason Medical Center), Series 2017, Ref. RB	2.2%
2. Central Puget Sound Regional Transit Authority (Green Bonds), Series 2016 S-1, RB	2.0
3. Dallas (City of), TX Area Rapid Transit, Series 2020 A, Ref. RB	1.7
4. Wisconsin (State of) Public Finance Authority, Series 2018, RB	1.7
5. Austin Community College District Public Facility Corp. (Highland Campus Building 3000), Series 2018, RB	1.6

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2021.

7                     Invesco Environmental Focus Municipal Fund

Schedule of Investments

February 28, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-94.73%
Alaska-0.82%
Alaska Municipal Bond Bank Authority; Series 2018 1, RB(a)	5.00%	02/01/2034	$1,000	$ 1,203,350

Arizona-1.38%
Arizona (State of) Industrial Development Authority (Mater Academy of Nevada Mountain Vista Campus Project); Series 2018 A, RB(b)	5.25%	12/15/2038	100	110,689
Festival Ranch Community Facilities District;
Series 2019, GO Bonds (INS - AGM)(c)	4.00%	07/15/2034	300	339,375
Series 2019, Ref. GO Bonds (INS - AGM)(c)	4.00%	07/15/2034	350	395,938
Maricopa (County of), AZ Industrial Development Authority (Benjamin Franklin Charter School); Series 2018, RB(b)	6.00%	07/01/2052	1,000	1,167,390
				2,013,392

California-10.38%
California (State of);
Series 2015 C, Ref. GO Bonds	5.00%	09/01/2028	1,565	1,866,638
Series 2019, Ref. GO Bonds	5.00%	11/01/2037	1,500	1,896,120
Series 2020, GO Bonds	3.00%	11/01/2050	1,000	1,048,300
California (State of) Infrastructure & Economic Development Bank (California State Teachers’ Retirement System Headquarters Expansion) (Green Bonds);
Series 2019, RB	5.00%	08/01/2044	1,000	1,227,560
Series 2019, RB	5.00%	08/01/2049	1,500	1,830,735
Los Angeles (County of), CA Public Works Financing Authority (Green Bonds); Series 2020 A, RB	4.00%	12/01/2043	1,200	1,395,840
Sacramento (City of), CA Municipal Utility District (Green Bonds); Series 2020 H, RB	4.00%	08/15/2045	1,000	1,170,120
San Francisco (City of), CA Public Utilities Commission; Series 2020 C, RB	4.00%	11/01/2050	1,000	1,158,190
San Francisco Bay Area Rapid Transit District (Green Bonds); Series 2020 C-1, GO Bonds	4.00%	08/01/2045	1,000	1,168,170
Southern California Public Power Authority (Tieton Hydropower); Series 2020 A, Ref. RB	4.00%	07/01/2039	1,000	1,175,730
Transbay Joint Powers Authority (Green Bonds); Series 2020 A, RB	5.00%	10/01/2049	1,000	1,214,930
				15,152,333

Colorado-2.36%
Aurora (City of), CO (Green Bonds); Series 2016, Ref. RB	5.00%	08/01/2032	250	301,165
Colorado (State of); Series 2020 R, COP	4.00%	03/15/2045	1,000	1,146,940
Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3); Series 2020 A, Ref. RB	4.00%	07/15/2035	1,250	1,469,075
Hunting Hill Metropolitan District; Series 2018, Ref. GO Bonds	5.63%	12/01/2048	500	534,185
				3,451,365

Connecticut-0.81%
Connecticut (State of); Series 2020 A, GO Bonds	4.00%	01/15/2038	1,000	1,161,090
South Central Connecticut Regional Water Authority; Series 2008, RB (INS - AGM)(c)	4.50%	08/01/2038	15	15,038
				1,176,128

Florida-1.53%
Florida Development Finance Corp. (Green Bonds); Series 2019 B, RB(a)(b)	7.38%	01/01/2049	1,000	970,700
Lake Helen (City of), FL (Ivy Hawn Charter School of the Arts); Series 2018 A, RB(b)	5.75%	07/15/2053	100	109,334
Miami-Dade (County of), FL; Series 2019 B, RB	4.00%	10/01/2049	1,000	1,154,680
				2,234,714

Georgia-3.69%
Atlanta (City of), GA (Beltline); Series 2016 A, Ref. RB	5.00%	01/01/2026	1,275	1,279,628
Floyd (County of), GA Development Authority (The Spires at Berry College);
Series 2018 A, RB	5.75%	12/01/2033	100	97,005
Series 2018 A, RB	6.00%	12/01/2038	115	111,094
Series 2018 A, RB	6.25%	12/01/2048	285	272,343
Series 2018 A, RB	6.50%	12/01/2053	165	161,693
Houston (County of), GA Hospital Authority (Houston Hospitals, Inc.); Series 2016 A, Ref. RB	5.00%	10/01/2031	1,780	1,930,944
Municipal Electric Authority of Georgia; Series 2018 HH, Ref. RB	5.00%	01/01/2044	1,000	1,188,600

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                     Invesco Environmental Focus Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Georgia-(continued)
Oconee (County of), GA Industrial Development Authority (Presbyterian Village Athens);
Series 2018 A-1, RB	6.38%	12/01/2053	$250	$247,763
Series 2018 A-2, RB(d)	5.50%	12/01/2028	100	99,245
				5,388,315

Illinois-2.83%
Chicago (City of), IL Transit Authority; Series 2020 A, Ref. RB	5.00%	12/01/2045	1,000	1,215,550
Chicago Park District; Series 2020 C, GO Bonds (INS - BAM)(c)	4.00%	01/01/2040	1,000	1,131,970
Illinois (State of) Finance Authority (Green Bonds); Series 2020, RB	4.00%	07/01/2038	1,500	1,783,245
				4,130,765

Iowa-1.39%
Clear Lake (City of), IA (Timbercrest Apartments, LLC); Series 2018, RB	6.00%	10/01/2048	100	103,144
Iowa (State of) Finance Authority (Green Bonds); Series 2020 A, RB	5.00%	08/01/2049	1,500	1,923,765
				2,026,909

Kansas–0.69%
Wichita (City of), KS (Presbyterian Manors, Inc.); Series 2019, Ref. RB	5.00%	05/15/2050	1,000	1,011,330

Louisiana-2.26%
New Orleans (City of), LA;
Series 2020 B, RB	5.00%	06/01/2045	1,500	1,839,615
Series 2020 B, RB	4.00%	06/01/2050	1,300	1,466,478
				3,306,093

Maryland-2.82%
Baltimore (City of), MD (Water); Series 2019 A, RB	4.00%	07/01/2044	1,080	1,248,664
Maryland (State of) Stadium Authority (Baltimore (City of), MD Public Schools) (Green Bonds); Series 2020, RB	5.00%	05/01/2047	1,000	1,405,960
Montgomery (County of), MD Housing Opportunities Commission; Series 2021 A, RB	2.10%	07/01/2052	1,500	1,460,040
				4,114,664

Massachusetts-3.97%
Massachusetts (Commonwealth of);
Series 2018 E, GO Bonds	5.00%	09/01/2037	1,000	1,257,570
Series 2020 E, GO Bonds	5.00%	11/01/2050	1,000	1,261,820
Series 2020, GO Bonds	5.00%	07/01/2045	1,000	1,260,720
Massachusetts (Commonwealth of) Development Finance Agency; Series 2007, RB	4.50%	09/01/2036	5	5,013
Massachusetts (State of) Housing Finance Agency; Series 2020 D-1, RB	2.65%	12/01/2055	2,000	2,013,880
				5,799,003

Michigan-2.22%
Great Lakes Water Authority; Series 2020 A, RB	5.00%	07/01/2045	1,750	2,140,985
Michigan (State of) Finance Authority; Series 2017, Ref. RB	5.25%	02/01/2032	1,000	1,095,520
				3,236,505

Minnesota-9.66%
Anoka (County of), MN Housing & Redevelopment Authority (Woodland Park Apartments); Series 2011 A, RB	5.00%	04/01/2027	1,000	1,002,740
Brooklyn Park (City of), MN (Athlos Leadership Academy); Series 2015, RB	5.50%	07/01/2035	650	695,312
Buffalo (City of), MN (Central MN Senior Housing);
Series 2006 A, Ref. RB	5.38%	09/01/2026	320	320,064
Series 2006 A, Ref. RB	5.50%	09/01/2033	10	10,002
Chisago (City of), MN (CDL Homes LLC); Series 2013 B, RB	6.00%	08/01/2043	1,000	1,049,310
Cokato (City of), MN (Cokato Charitable Trust); Series 2006 A, Ref. RB	5.25%	12/01/2026	175	175,021
Dakota (County of), MN Community Development Agency (Ebenezer Ridges Assisted Living); Series 2013 A, RB	5.75%	11/01/2033	750	761,010
Dakota (County of), MN Community Development Agency (Sanctuary at Est St. Paul); Series 2015, RB	6.00%	08/01/2035	2,300	2,064,273
Hayward (City of), MN (St. John’s Lutheran Home of Albert Lea); Series 2014, Ref. RB	5.38%	10/01/2044	500	487,905
International Falls (City of), MN; Series 1999, Ref. RB(a)	6.85%	12/01/2029	115	115,135
Little Canada (City of), MN (PHS/Mayfield LLC); Series 2010, Ref. RB	6.00%	12/01/2030	250	250,073

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                     Invesco Environmental Focus Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Minnesota-(continued)
Maplewood (City of), MN (VOA Care Centers); Series 2005 A, Ref. RB	5.38%	10/01/2024	$430	$430,034
Minneapolis & St. Paul (Cities of), MN Housing Finance Board;
Series 2006 A2, RB (CEP - GNMA)(a)	5.00%	12/01/2038	0	178
Series 2007 A-1, RB (CEP - GNMA)(a)	5.25%	12/01/2040	0	153
Series 2007 A-2, RB (CEP - GNMA)(a)	5.52%	03/01/2041	5	5,021
Minnesota (State of) Higher Education Facilities Authority; Series 2017, Ref. RB	5.00%	10/01/2040	500	550,885
Minnesota (State of) Housing Finance Agency; Series 2013 B-1, RB	5.30%	08/01/2044	1,050	1,118,628
Ramsey (City of), MN (Pact Charter School); Series 2013 A, Ref. RB	5.50%	12/01/2033	1,000	1,022,760
St. Louis (City of), MN Park Economic Development Authority (Hoigaard Village); Series 2010, RB	5.00%	02/01/2023	125	125,136
St. Paul (City of), MN Housing & Redevelopment Authority; Series 2004, RB	6.25%	03/01/2029	274	241,202
St. Paul (City of), MN Housing & Redevelopment Authority (Nova Classical Academy); Series 2011 A, RB	6.38%	09/01/2031	375	383,550
St. Paul (City of), MN Housing & Redevelopment Authority (University Westgate Station); Series 2015 B, RB	5.25%	04/01/2043	500	507,745
St. Paul (City of), MN Port Authority; Series 2007 1, RB	5.00%	08/01/2036	1,375	1,376,265
Stillwater (City of), MN (Orleans Homes);
Series 2007, RB(a)	5.38%	02/01/2032	900	900,882
Series 2007, RB(a)	5.50%	02/01/2042	510	510,357
				14,103,641

Missouri-1.07%
Boone (County of), MO (Boone Hospital Center); Series 2016, Ref. RB	5.00%	08/01/2031	900	980,928
Missouri (State of) Health & Educational Facilities Authority (Maryville University St. Louis); Series 2019 A, RB	5.00%	06/15/2045	500	584,000
				1,564,928

New Hampshire-0.71%
New Hampshire (State of) Business Finance Authority (Covanta Green Bonds); Series 2020 B, Ref. RB(a)(b)(d)	3.75%	07/02/2040	1,000	1,033,920

New Jersey-3.92%
New Jersey (State of); Series 2020 A, GO Bonds	4.00%	06/01/2031	1,000	1,200,190
New Jersey (State of) Economic Development Authority;
Series 2018 A, RB(b)	6.50%	11/01/2052	100	117,582
Series 2020 D, Ref. RB(a)(d)	1.10%	12/01/2027	2,135	2,115,806
New Jersey (State of) Economic Development Authority (Newark Downtown District Management Corp.); Series 2019, Ref. RB	5.13%	06/15/2037	91	112,078
New Jersey (State of) Educational Facilities Authority (Stevens Institute of Technology) (Green Bonds); Series 2020 A, RB	4.00%	07/01/2050	2,000	2,183,460
				5,729,116

New York-10.06%
Metropolitan Transportation Authority; Series 2014 B, RB	5.00%	11/15/2044	2,000	2,179,340
Metropolitan Transportation Authority (Green Bonds);
Series 2017 B, Ref. RB	5.00%	11/15/2025	1,110	1,303,407
Series 2020 C-1, RB	5.00%	11/15/2050	1,000	1,177,410
New York (State of) Housing Finance Agency (Climate Bond Certified/Sustainability Bonds); Series 2019 P, RB	3.05%	11/01/2049	1,000	1,023,430
New York City Housing Development Corp.;
Series 2020 A-1-C, RB	2.80%	11/01/2045	1,000	1,025,660
Series 2020 C, RB	2.75%	02/01/2051	2,000	2,013,160
New York City Housing Development Corp. (Sustainable Neighborhoods); Series 2019 G-1-B, Ref. RB	3.00%	11/01/2044	1,000	1,030,500
New York Power Authority; Series 2020 A, Ref. RB	4.00%	11/15/2050	1,000	1,151,350
New York State Environmental Facilities Corp. (Casella Waste Systems, Inc.); Series 2020, RB(a)(d)	2.75%	09/02/2025	2,000	2,060,860
New York State Urban Development Corp.; Series 2020 A, RB	4.00%	03/15/2049	1,525	1,726,498
				14,691,615

North Carolina-0.01%
Nash Health Care Systems; Series 2003, RB (INS - AGM)(c)	5.00%	11/01/2030	10	10,029

Ohio-1.92%
American Municipal Power, Inc. (Green Bonds, Solar Electricity); Series 2020 A, RB	4.00%	02/15/2044	1,000	1,132,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                     Invesco Environmental Focus Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio-(continued)
Gallia (County of), OH (Holzer Health System Obligated Group); Series 2012, Ref. RB(d)(e)	8.00%	07/01/2022	$490	$536,148
Ohio (State of) Higher Educational Facility Commission (University Findlay); Series 2019, Ref. RB	5.00%	03/01/2039	1,000	1,128,380
				2,796,528

Pennsylvania-6.12%
Allegheny (County of), PA; Series 2020 C-78, GO Bonds	4.00%	11/01/2049	1,000	1,165,570
Chester (County of), PA Industrial Development Authority (Longwood Gardens);
Series 2019, RB	5.00%	12/01/2044	1,500	1,840,920
Series 2019, RB	4.00%	12/01/2049	1,500	1,699,050
Dallas Area Municipal Authority (Misericordia University);
Series 2019, Ref. RB	5.00%	05/01/2039	145	166,647
Series 2019, Ref. RB	5.00%	05/01/2048	560	633,326
Philadelphia (City of), PA Authority for Industrial Development (La Salle University); Series 2017, Ref. RB	5.00%	05/01/2036	1,000	1,077,940
Pittsburgh (City of), PA Water & Sewer Authority; Series 2020 B, RB (INS - AGM)(c)	4.00%	09/01/2050	1,250	1,441,300
State Public School Building Authority (School District of Philidelphia (The)); Series 2016 A, Ref. RB (INS - AGM)(c)	5.00%	06/01/2031	750	907,980
				8,932,733

Rhode Island-2.02%
Rhode Island Housing and Mortgage Finance Corp.;
Series 2021 B, RB	2.15%	10/01/2040	2,000	1,951,320
Series 2021, RB(d)	0.45%	10/01/2023	1,000	999,270
				2,950,590

Tennessee-2.46%
Memphis (City of), TN; Series 2020 A, RB	4.00%	12/01/2050	1,000	1,165,100
Metropolitan Development and Housing Agency (Fifth + Broadway Development); Series 2018, RB(b)	5.13%	06/01/2036	100	112,841
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Vanderbilt University Medical Center); Series 2016 A, RB	5.00%	07/01/2046	2,000	2,307,520
				3,585,461

Texas-6.40%
Arlington Higher Education Finance Corp. (Winfree Academy Charter School); Series 2019, Ref. RB	5.75%	08/15/2043	100	112,140
Austin (City of), TX; Series 2020 C, Ref. RB	5.00%	11/15/2050	1,000	1,280,000
Austin Community College District Public Facility Corp. (Highland Campus Building 3000); Series 2018, RB	5.00%	08/01/2042	2,000	2,384,120
Clifton Higher Education Finance Corp. (International Leadership of Texas); Series 2018 D, RB	6.13%	08/15/2048	500	575,240
Dallas (City of), TX Area Rapid Transit; Series 2020 A, Ref. RB	5.00%	12/01/2045	2,000	2,512,100
San Antonio (City of), TX; Series 2020 C, RB	4.00%	05/15/2050	1,000	1,150,650
Tarrant County Cultural Education Facilities Finance Corp. (Air Force Village Obligated Group); Series 2016, Ref. RB	5.00%	05/15/2045	1,250	1,332,087
				9,346,337

Vermont-0.84%
University of Vermont and State Agricultural College (Green Bonds); Series 2019 A, RB	5.00%	10/01/2044	1,000	1,230,160

Virginia-2.29%
Charles City (County of), VA Economic Development Authority (Wate Management, Inc.); Series 2004 A, RB	2.88%	02/01/2029	2,000	2,222,340
Farmville (Town of), VA Industrial Development Authority (Longwood University Student Housing); Series 2018 A, Ref. RB	5.00%	01/01/2055	1,000	1,126,720
				3,349,060

Washington-5.68%
Central Puget Sound Regional Transit Authority (Green Bonds); Series 2016 S-1, RB	5.00%	11/01/2046	2,000	2,921,380
Washington (State of) Economic Development Finance Authority (Green Bonds); Series 2020 A, RB(a)(b)	5.63%	12/01/2040	2,000	2,136,720
Washington (State of) Health Care Facilities Authority (Virginia Mason Medical Center); Series 2017, Ref. RB	5.00%	08/15/2035	2,745	3,231,139
				8,289,239

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                     Invesco Environmental Focus Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin-4.42%
Public Finance Authority (Barton College); Series 2018 A, RB	5.00%	03/01/2048	$500	$ 513,355
Public Finance Authority (Beyond Boone LLC - Appalachian State University); Series 2019 A, RB (INS - AGM)(c)	5.00%	07/01/2035	500	602,965
Public Finance Authority (The Evergreens Obligated Group); Series 2019 A, Ref. RB	5.00%	11/15/2044	1,000	1,132,790
Somers (Village of), WI; Series 2018 B, Ref. RB	4.85%	06/01/2036	1,235	1,340,061
Wisconsin (State of) Public Finance Authority;
Series 2018, RB (INS - AGM)(c)	5.00%	07/01/2058	2,100	2,431,716
Series 2019 A, RB(b)	5.38%	06/01/2044	100	100,386
Series 2019 A, RB(b)	5.50%	06/01/2054	100	100,253
Series 2019 A, RB (INS - AGM)(c)	5.00%	07/01/2058	100	116,812
Wisconsin (State of) Public Finance Authority (North Carolina Leadership Academy); Series 2019, RB(b)	5.00%	06/15/2039	100	108,180
				6,446,518
TOTAL INVESTMENTS IN SECURITIES(f) -94.73% (Cost $134,408,380)				138,304,741
OTHER ASSETS LESS LIABILITIES-5.27%				7,690,902
NET ASSETS-100.00%				$145,995,643

Investment Abbreviations:

AGM	– Assured Guaranty Municipal Corp.
BAM	– Build America Mutual Assurance Co.
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
GNMA	– Government National Mortgage Association
GO	– General Obligation
INS	– Insurer
RB	– Revenue Bonds
Ref.	– Refunding

Notes to Schedule of Investments:

(a)	Security subject to the alternative minimum tax.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2021 was $6,067,995, which represented 4.16% of the Fund’s Net Assets.

(c)	Principal and/or interest payments are secured by the bond insurance company listed.
(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(f)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                     Invesco Environmental Focus Municipal Fund

Statement of Assets and Liabilities

February 28, 2021

Assets:
Investments in securities, at value (Cost $134,408,380)	$138,304,741

Cash	6,688,934

Receivable for:
Investments sold	13,000

Fund shares sold	226,346

Interest	1,304,683

Investment for trustee deferred compensation and retirement plans	11,328

Other assets	20,008

Total assets	146,569,040

Liabilities:
Payable for:
Dividends	118,321

Fund shares reacquired	354,186

Accrued fees to affiliates	48,523

Accrued trustees’ and officers’ fees and benefits	2,208

Accrued other operating expenses	38,831

Trustee deferred compensation and retirement plans	11,328

Total liabilities	573,397

Net assets applicable to shares outstanding	$145,995,643

Net assets consist of:
Shares of beneficial interest	$137,554,701

Distributable earnings	8,440,942

$145,995,643

Net Assets:
Class A	$89,193,964

Class C	$13,981,851

Class Y	$42,809,620

Class R6	$10,208

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	6,575,374

Class C	1,031,280

Class Y	3,156,694

Class R6	752

Class A:
Net asset value per share	$13.56

Maximum offering price per share (Net asset value of $13.56 ÷ 95.75%)	$14.16

Class C:
Net asset value and offering price per share	$13.56

Class Y:
Net asset value and offering price per share	$13.56

Class R6:
Net asset value and offering price per share	$13.57

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                     Invesco Environmental Focus Municipal Fund

Statement of Operations

For the year ended February 28, 2021

Investment income:
Interest	$4,925,443

Expenses:
Advisory fees	552,107

Administrative services fees	20,758

Custodian fees	496

Distribution fees:
Class A	199,497

Class C	213,861

Interest, facilities and maintenance fees	78,393

Transfer agent fees – A, C and Y	127,336

Transfer agent fees – R6	10

Trustees’ and officers’ fees and benefits	19,428

Registration and filing fees	108,237

Reports to shareholders	47,025

Professional services fees	48,416

Other	11,524

Total expenses	1,427,088

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(332,483)

Net expenses	1,094,605

Net investment income	3,830,838

Realized and unrealized gain (loss) from:
Net realized gain from unaffiliated investment securities (includes net gains from securities sold to affiliates of $443,095)	5,004,005

Change in net unrealized appreciation (depreciation) of unaffiliated investment securities	(9,139,527)

Net realized and unrealized gain (loss)	(4,135,522)

Net increase (decrease) in net assets resulting from operations	$(304,684)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                     Invesco Environmental Focus Municipal Fund

Statement of Changes in Net Assets

For the year ended February 28, 2021, period ended February 29, 2020, and the year ended March 31, 2019

	Year Ended	Eleven Months Ended	Year Ended
	February 28, 2021	February 29, 2020	March 31, 2019

Operations:
Net investment income	$ 3,830,838	$ 3,069,923	$ 3,860,811

Net realized gain (loss)	5,004,005	1,153,639	(1,639,412)

Change in net unrealized appreciation (depreciation)	(9,139,527)	7,365,193	4,969,872

Net increase (decrease) in net assets resulting from operations	(304,684)	11,588,755	7,191,271

Distributions to shareholders from distributable earnings:
Class A	(2,166,103)	(2,144,983)	(1,997,175)

Class B	–	–	(559)

Class C	(471,112)	(674,596)	(802,080)

Class Y	(1,225,047)	(1,191,838)	(987,797)

Class R6	(308)	(295)	–

Total distributions from distributable earnings	(3,862,570)	(4,011,712)	(3,787,611)

Share transactions-net:
Class A	10,197,641	22,395,949	(7,832,734)

Class B	–	–	(210,614)

Class C	(11,860,168)	(1,095,766)	(4,327,783)

Class Y	(2,370,603)	18,333,720	(2,214,502)

Class R6	–	10,000	–

Net increase (decrease) in net assets resulting from share transactions	(4,033,130)	39,643,903	(14,585,633)

Net increase (decrease) in net assets	(8,200,384)	47,220,946	(11,181,973)

Net assets:
Beginning of year	154,196,027	106,975,081	118,157,054

End of year	$145,995,643	$154,196,027	$106,975,081

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                     Invesco Environmental Focus Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/21	$13.87	$0.36	$(0.30)		$0.06	$(0.37)	$13.56	0.46%	$89,194	0.75	%(d)	0.95	%(d)	0.70	%(d)	2.69	%(d)	63%
Eleven months ended 02/29/20	13.09	0.33	0.88		1.21	(0.43)	13.87	9.36	81,165	0.86	(e)	0.92	(e)	0.76	(e)	2.65	(e)	14
Year ended 03/31/19	12.68	0.48	0.40		0.88	(0.47)	13.09	7.12	54,800	0.99		1.19		0.95		3.76		79
Year ended 03/31/18	12.71	0.45	(0.01)		0.44	(0.47)	12.68	3.49	60,899	0.98		1.13		0.95		3.49		9
Year ended 03/31/17	13.12	0.49	(0.43)		0.06	(0.47)	12.71	0.37	73,607	0.96		1.16		1.00		3.73		12
Year ended 03/31/16	13.16	0.44	0.01		0.45	(0.49)	13.12	3.51	84,636	0.97		1.26		1.09		3.40		14
Class C
Year ended 02/28/21	13.86	0.28	(0.29)		(0.01)	(0.29)	13.56	(0.01)	13,982	1.30	(d)	1.70	(d)	1.25	(d)	2.14	(d)	63
Eleven months ended 02/29/20	13.08	0.26	0.87		1.13	(0.35)	13.86	8.77	26,381	1.62	(e)	1.68	(e)	1.31	(e)	2.10	(e)	14
Year ended 03/31/19	12.66	0.39	0.41		0.80	(0.38)	13.08	6.47	25,961	1.75		1.95		1.62		3.10		79
Year ended 03/31/18	12.70	0.35	(0.02)		0.33	(0.37)	12.66	2.65	29,457	1.73		1.88		1.70		2.73		9
Year ended 03/31/17	13.11	0.39	(0.43)		(0.04)	(0.37)	12.70	(0.38)	33,510	1.73		1.93		1.75		2.99		12
Year ended 03/31/16	13.14	0.35	0.01		0.36	(0.39)	13.11	2.83	37,744	1.72		2.01		1.84		2.65		14
Class Y
Year ended 02/28/21	13.86	0.39	(0.29)		0.10	(0.40)	13.56	0.78	42,810	0.50	(d)	0.70	(d)	0.45	(d)	2.94	(d)	63
Eleven months ended 02/29/20	13.09	0.36	0.87		1.23	(0.46)	13.86	9.54	46,639	0.62	(e)	0.68	(e)	0.51	(e)	2.91	(e)	14
Year ended 03/31/19	12.68	0.49	0.41		0.90	(0.49)	13.09	7.26	26,214	0.74		0.94		0.82		3.89		79
Year ended 03/31/18	12.71	0.45	(0.00	)(f)	0.45	(0.48)	12.68	3.57	27,590	0.72		0.87		0.87		3.55		9
Year ended 03/31/17	13.12	0.50	(0.43)		0.07	(0.48)	12.71	0.45	21,199	0.73		0.93		0.93		3.81		12
Year ended 03/31/16	13.16	0.45	0.01		0.46	(0.50)	13.12	3.60	18,298	0.72		1.01		1.01		3.49		14
Class R6
Year ended 02/28/21	13.87	0.41	(0.30)		0.11	(0.41)	13.57	0.88	10	0.40	(d)	0.71	(d)	0.35	(d)	3.04	(d)	63
Period ended 02/29/20(g)	13.29	0.31	0.66		0.97	(0.39)	13.87	7.42	10	0.57	(e)	0.63	(e)	0.41	(e)	3.00	(e)	14

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $80,264, $21,386, $41,556 and $10 for Class A, Class C, Class Y and Class R6 shares, respectively.
(e)	Annualized.
(f)	Amount represents less than $(0.005) per share.
(g)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                     Invesco Environmental Focus Municipal Fund

Notes to Financial Statements

February 28, 2021

NOTE 1–Significant Accounting Policies

Invesco Environmental Focus Municipal Fund, formerly Invesco Oppenheimer Municipal Fund, (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

Effective September 4, 2020, the investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. Prior to September 4, 2020, the investment objective was to seek tax-free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to

17                     Invesco Environmental Focus Municipal Fund

shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees - Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining the credit agreement.

H.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Fund’s organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis - The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.

Other Risks - The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

Because the Fund evaluates environmental focus factors to assess and exclude certain investments for non-financial reasons, it may forego some market opportunities available to funds that do not use these factors. The securities of companies that score favorably under the Fund’s environmental focus scoring methodology may underperform similar companies that do not score as well or may underperform the stock market as a whole. As a result, the Fund may underperform funds that do not screen or score companies based on environmental focus factors or funds that use a different environmental focus scoring methodology. Information used by the Fund to evaluate such factors may not be readily available, complete or accurate, which could negatively impact the Fund’s ability to apply its methodology, which in turn could negatively impact the Fund’s performance. In addition, the Fund’s assessment of a company, based on the company’s level of involvement in a particular industry or the company’s environmental focus score, may differ from that of other funds or an investor. As a result, the companies deemed eligible for inclusion in the Fund’s portfolio may not reflect the beliefs or values of any particular investor and may not be deemed to exhibit positive or favorable environmental focus characteristics if different metrics were used to evaluate them.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
First $500 million	0.400%
Next $500 million	0.350%
Next $500 million	0.300%
Over $1.5 billion	0.280%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

18                     Invesco Environmental Focus Municipal Fund

For the year ended February 28, 2021, the effective advisory fee rate incurred by the Fund was 0.39%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 0.70%, 1.25%, 0.45% and 0.35%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.
The Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2021, the Adviser waived advisory fees of $205,137 and reimbursed class level expenses of $71,602, $18,734, $37,000 and $10 of Class A, Class C, Class Y and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2021, IDI advised the Fund that IDI retained $6,824 in front-end sales commissions from the sale of Class A shares and $2,256 and $2,212 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2021, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2021, the Fund engaged in securities purchases of $2,374,953 and securities sales of $2,007,063, which resulted in net realized gains of $443,095.

19                     Invesco Environmental Focus Municipal Fund

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances and Borrowings

Effective February 25, 2021, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $1.0 billion, collectively by certain Funds, and which will expire on February 24, 2022. Prior to February 25, 2021, the revolving credit and security agreement permitted borrowings up to $2.5 billion. The revolving credit and security agreement is secured by the assets of the Fund. At February 28, 2021, the Fund had no borrowings outstanding under this agreement.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended February 28, 2021, Period Ended February 29, 2020 and the Year Ended March 31, 2019:

	Year Ended February 28, 2021	Eleven months Ended February 29, 2020	Year Ended March 31, 2019

Ordinary income*	$ 8,038	$ 80,299	$ 23,111

Ordinary income-tax-exempt	3,854,532	3,931,413	3,764,500

Total distributions	$3,862,570	$4,011,712	$3,787,611

* Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed long-term capital gain	$4,305,838

Undistributed tax-exempt income	33,804

Net unrealized appreciation – investments	4,110,252

Temporary book/tax differences	(8,952)

Shares of beneficial interest	137,554,701

Total net assets	$145,995,643

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to market premium.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of February 28, 2021.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2021 was $89,250,936 and $95,961,979, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$5,101,701

Aggregate unrealized (depreciation) of investments	(991,449)

Net unrealized appreciation of investments	$4,110,252

Cost of investments for tax purposes is $134,194,489.

20                     Invesco Environmental Focus Municipal Fund

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of defaulted bonds, bond market discounts and market premium, on February 28, 2021, undistributed net investment income was decreased by $23,350, undistributed net realized gain was increased by $15,521 and shares of beneficial interest was increased by $7,829. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended February 28, 2021(a)		Eleven months ended February 29, 2020		Year ended March 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	1,055,113	$13,990,085	1,899,512	$25,519,851	726,167	$9,223,717

Class C	222,090	2,959,522	333,673	4,487,095	146,550	1,854,845

Class Y	1,019,308	13,549,026	1,782,338	23,991,014	786,739	9,966,222

Class R6(b)	-	-	752	10,000	-	-

Issued as reinvestment of dividends:
Class A	100,442	1,338,846	152,451	2,056,568	149,349	1,894,492

Class B(c)	-	-	-	-	45	559

Class C	26,950	356,669	48,411	651,816	60,702	768,925

Class Y	56,727	755,342	87,834	1,185,612	76,949	976,084

Automatic conversion of Class C shares to Class A shares:
Class A	911,793	12,388,914	179,911	2,425,101	-	-

Class C	(912,300)	(12,388,914)	(180,028)	(2,425,101)	-	-

Reacquired:
Class A	(1,344,475)	(17,520,204)	(565,574)	(7,605,571)	(1,492,917)	(18,950,943)

Class B(c)	-	-	-	-	(16,688)	(211,173)

Class C	(208,407)	(2,787,445)	(283,987)	(3,809,576)	(548,716)	(6,951,553)

Class Y	(1,283,182)	(16,674,971)	(509,167)	(6,842,906)	(1,037,368)	(13,156,808)

Net increase (decrease) in share activity	(355,941)	$(4,033,130)	2,946,126	$39,643,903	(1,149,188)	$(14,585,633)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 64% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Commencement date after the close of business on May 24, 2019.
(c)	All outstanding Class B shares converted to Class A shares on June 1, 2018.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

21                     Invesco Environmental Focus Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Environmental Focus Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Environmental Focus Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for the year ended February 28, 2021 and the eleven months ended February 29, 2020, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for the year ended February 28, 2021 and the eleven months ended February 29, 2020, and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights
For the year ended February 28, 2021 and the eleven months ended February 29, 2020 for Class A, Class C and Class Y
For the year ended February 28, 2021 and the period May 24, 2019 (commencement of operations) through February 29, 2020 for Class R6

The financial statements of Invesco Environmental Focus Municipal Fund (formerly known as Oppenheimer Municipal Fund) as of and for the year ended March 31, 2019 and the financial highlights for each of the periods ended on or prior to March 31, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated May 15, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

22                     Invesco Environmental Focus Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2020 through February 28, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/20)	Ending Account Value (02/28/21)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,017.50	$3.75	$1,021.08	$3.76	0.75%
Class C	1,000.00	1,014.80	6.49	1,018.35	6.51	1.30
Class Y	1,000.00	1,018.70	2.50	1,022.32	2.51	0.50
Class R6	1,000.00	1,019.90	2.00	1,022.81	2.01	0.40

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2020 through February 28, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

23                     Invesco Environmental Focus Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2021:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Qualified Business Income*	0.00%
U.S. Treasury Obligations*	0.00%
Business Interest Income*	0.00%
TaxExempt Percentage	99.79%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24                     Invesco Environmental Focus Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee

Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			191	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                     Invesco Environmental Focus Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	191	enaible, Inc. (artificial intelligence technology); Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	191	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	191	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	191	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization);Eisenhower Foundation (non-profit)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	191	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2                     Invesco Environmental Focus Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	191	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	191	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	191	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			191	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	191	Elucida Oncology (nanotechnology & medical particles company);

T-3                     Invesco Environmental Focus Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board member of Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest and Andrews and Kurth	191	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	191	None
Daniel S. Vandivort - 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	191	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	191	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4                     Invesco Environmental Focus Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

T-5                     Invesco Environmental Focus Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr - 1962 Senior Vice President	2006	Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée	N/A	N/A

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

T-6                     Invesco Environmental Focus Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7                     Invesco Environmental Focus Municipal Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242	Invesco Distributors, Inc.	O-MUNI-AR-1

Annual Report to Shareholders	February 28, 2021

Invesco High Yield Municipal Fund
Nasdaq:
A: ACTHX ∎ C: ACTFX ∎ Y: ACTDX ∎ R5: ACTNX ∎ R6: ACTSX

Management’s Discussion of Fund Performance

Performance summary

For the year ended February 28, 2021, Class A shares of Invesco High Yield Municipal Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco High Yield Municipal Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/29/20 to 2/28/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-0.25%
Class C Shares	-0.99
Class Y Shares	0.01
Class R5 Shares	-0.02
Class R6 Shares	0.14
S&P Municipal Bond High Yield Index▼ (Broad Market Index)	3.07
Custom Invesco High Yield Municipal Index∎ (Style-Specific Index)	2.67
Lipper High Yield Municipal Debt Funds Index◆ (Peer Group Index)	0.75

Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

The broad municipal bond market experienced positive returns for the seventh consecutive year in 2020, even despite the unexpected twist of the coronavirus (COVID-19) global pandemic that pierced the markets and forced society to navigate uncharted waters in March 2020.

Investment-grade municipal bonds returned 1.06%, high-yield municipal bonds returned 1.27%, and taxable municipal bonds returned 0.43% during the year.1

The year began with an unexpected major market shift as the global spread of COVID-19 ignited macroeconomic concerns. Significant equity market sell-offs incited a flight to quality that caused a strong municipal rally in February 2020. In March, however, a flight to cash caused extreme volatility and price declines across the municipal market.

Municipal funds averaged about $10 billion per week in outflows during March.2 Total fund outflows were $21 billion for the first quarter of 2020, with the majority in the high-yield segment.2 In general, many high-yield municipal funds hold anywhere from 30% to 60% of their portfolios in investment-grade securities. As a result, funds had been selling both high-yield and investment-grade securities into a distressed market to meet shareholder redemptions. This led to price declines across the municipal universe.

Continued uncertainty regarding COVID-19 and its economic effects caused other major dislocations in the marketplace, including US Treasuries. Near the end of March, 10-year AAA-rated† municipals traded at yields that were roughly 370% of the yield on comparable maturity US Treasuries – well above the historical norm of approximately 90%.3

The Coronavirus Aid, Relief, and Economic Security Act (CARES Act), enacted at the end of March, gave the US Federal Reserve (the Fed) the ability to invest in programs or facili-

ties established by the Fed which included the Municipal Liquidity Facility (MLF). The CARES Act also provided $150 billion for state and local governments and established the Disaster Relief Fund.

The Fed cut the federal funds rate twice in 2020 during unscheduled emergency meetings in March in response to COVID-19, consisting of half of a percentage and a whole percentage point leaving the target range 0.00% to 0.25%.4

Investors continued to sell municipal bonds in April amid disruption from the COVID-19 pandemic. However, May and June saw municipal market performance improve despite ongoing market turmoil. As April began, many states maintained quarantines with indeterminate timelines for closures of non-essential businesses.

Throughout the summer months, the municipal market began to rebound with gains that erased the earlier 2020 losses. The municipal market continued to benefit from federal support from the MLF, which enabled two issuers per state, city or county to use proceeds from the sale of notes to service their debt payments. While only two issuers accessed the MLF, the State of Illinois and the Metropolitan Transportation Authority, the availability of the program provided a psychological safety net for the market.

As the COVID-19 pandemic continued into fall and winter; most states saw cases rise amid colder weather and holiday gatherings, which led to renewed restrictions on non-essential businesses and had a negative effect on the economy. Attention moved to the US Presidential election and medical advancements toward a vaccine.

We believe, the election of Joe Biden and Kamala Harris, aligned with a Democrat-controlled Congress, could benefit municipal bonds given their stated support for numerous initiatives, including a larger stimulus bill and an infrastructure package, as well as health care and tax reform.

A highly demanded second stimulus package was signed at the end of 2020. The $900 billion Omnibus Spending and COVID Relief Deal included funding for small businesses, the unemployed, and health care workers.

In December, several pharmaceutical companies reported long-awaited breakthroughs and a vaccine with 95% effectiveness was approved for widespread distribution, significantly improving both investor and public sentiment.

New municipal issuance totaled $465 billion for the year, up 3% from the previous year’s $449 billion.5 Taxable municipals played a significant role in this increase in 2020, having 43% of new issuance.5 This uptick is can be attributed to recent changes in tax laws. Municipalities are no longer able to refinance existing debt with new tax-exempt debt, thus causing an uptrend in taxable municipal issuance.

Municipal credits have a long history of low default rates as many provide essential services to all Americans. Most municipal issuers were in strong financial shape heading into the COVID-19 pandemic. Despite speculation, a flurry of downgrades has not yet occurred, mainly because most issuers have a rainy-day fund or cash on hand for difficult times. Though there could be small, isolated pockets of defaults in the future, we believe the vast majority of municipal bonds will stay current on principal and interest, as history has shown.

At the close of the year, the House passed the $1.9 trillion American Rescue Plan Act of 2021. Subsequent to year end, on March 11, 2021, this bill was signed into law. The US Food and Drug Administration issued an emergency use authorization for a third vaccine. February 2021 also brought $34 billion in municipal bond supply, higher than the average supply for the last five years for the month.

During the year, an overweight exposure and security selection in the public power sector added to relative return. Slight overweight exposure to BB and B-rated† issues was additive to relative return over the period. On a state level, security selection among Puerto Rico and Colorado domiciled issues contributed to relative performance.

Conversely, overweight exposure to investment-grade bonds detracted from relative return during the year. Underweight exposure in the dedicated tax sector and a slight overweight in tobacco settlement bonds detracted from relative return. On a state level, a slight overweight among Illinois and Ohio domiciled issues detracted from relative performance.

During the year, leverage contributed to the Fund’s performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse

2	Invesco High Yield Municipal Fund

floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of some of the Fund’s investments.

Thank you for investing in Invesco High Yield Municipal Fund and for sharing our long-term investment horizon.

1 Source: Bloomberg Barclays

2 Source: Strategic Insight

3 Source: US Department of the Treasury

4 Source: US Federal Reserve

5 Source: The Bond Buyer

† A credit rating is an assessment provided by a NRSRO of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

Portfolio manager(s):

John (Jack) Connelly

Tim O’Reilly

Mark Paris James Phillips

John Schorle

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of

Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opin ions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco High Yield Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 2/28/11

1 Source: RIMES Technologies Corp.

2 Source: Invesco, RIMES Technologies Corp.

3 Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco High Yield Municipal Fund

Average Annual Total Returns
As of 2/28/21, including maximum applicable sales charges

Class A Shares
Inception (1/2/86)	5.86%
10 Years	6.21
5 Years	3.98
1 Year	-4.46

Class C Shares
Inception (12/10/93)	5.27%
10 Years	6.05
5 Years	4.12
1 Year	-1.94

Class Y Shares
Inception (3/1/06)	5.22%
10 Years	6.93
5 Years	5.17
1 Year	0.01

Class R5 Shares
10 Years	6.98%
5 Years	5.12
1 Year	-0.02

Class R6 Shares
10 Years	6.80%
5 Years	5.14
1 Year	0.14

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen High Yield Municipal Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen High Yield Municipal Fund (renamed Invesco High Yield Municipal Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y are those for Class A, Class C and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on April 30, 2012. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had fees not been waived and/or expenses reimbursed currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco High Yield Municipal Fund

Supplemental Information

Invesco High Yield Municipal Fund’s investment objective is to seek federal tax-exempt current income and taxable capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond High Yield Index is an unmanaged index considered representative of municipal bonds that are not rated or are rated below investment grade.
∎	The Custom Invesco High Yield Municipal Index is composed of 80% S&P Municipal Bond High Yield Index and 20% S&P Municipal Bond Investment Grade Index.
∎	The Lipper High Yield Municipal Debt Funds Index is an unmanaged index considered representative of high-yield municipal debt funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco High Yield Municipal Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments
Revenue Bonds	84.3%
General Obligation Bonds	11.6
Pre-Refunded Bonds	4.1

Top Five Debt Holdings

% of total net assets
1. Buckeye Tobacco Settlement Financing Authority, Series 2020 B-2, Ref. RB	1.0%
2. Jefferson (County of), AL, Series 2013 F, Revenue Wts.	0.9
3. Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority, Series 2012 A, RB	0.9
4. Chicago (City of), IL, Series 2017 A, Ref. GO Bonds	0.7
5. Children’s Trust Fund, Series 2005 A, RB	0.7

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2021.

7	Invesco High Yield Municipal Fund

Schedule of Investments

February 28, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–109.78%
Alabama–3.39%
Birmingham (City of), AL Special Care Facilities Financing Authority (Methodist Home for the Aging); Series 2016, RB	6.00%	06/01/2050	$8,650	$8,991,588
Birmingham (City of), AL Water Works Board; Series 2015 A, Ref. RB(a)(b)(c)	5.00%	01/01/2025	12,750	14,902,838
Hoover (City of), AL Industrial Development Board (United States Steel Corp.); Series 2019, RB(d)	5.75%	10/01/2049	8,500	9,670,365
Huntsville (City of), AL Special Care Facilities Financing Authority (Redstone Village); Series 2007, RB(e)	5.50%	01/01/2028	1,390	932,231
Series 2007, RB(e)	5.50%	01/01/2043	21,290	14,142,521
Series 2008 A, RB(e)	6.88%	01/01/2043	4,470	2,972,461
Series 2011 A, RB(e)	7.50%	01/01/2047	2,600	1,728,818
Series 2012 A, RB(e)	5.63%	01/01/2042	6,575	4,369,219
Jefferson (County of), AL; Series 2013 C, Wts. (INS - AGM)(f)(g)	6.50%	10/01/2038	7,000	7,098,070
Series 2013 C, Wts. (INS - AGM)(f)(g)	6.60%	10/01/2042	11,700	11,817,468
Series 2013 F, Revenue Wts.(f)	7.50%	10/01/2039	27,640	28,003,190
Series 2013 F, Revenue Wts.(f)	7.75%	10/01/2046	95,055	96,321,133
Series 2013 F, Revenue Wts.(f)	7.90%	10/01/2050	64,150	65,033,345
Lower Alabama Gas District (The); Series 2016 A, RB(c)	5.00%	09/01/2046	24,000	33,732,480
Tuscaloosa (County of), AL Industrial Development Authority (Hunt Refining); Series 2019 A, Ref. IDR(h)	4.50%	05/01/2032	20,655	22,993,766
Series 2019 A, Ref. IDR(h)	5.25%	05/01/2044	23,500	26,754,985
				349,464,478

Alaska–0.36%
Alaska (State of) Municipal Bond Bank Authority (Master Resolution); Series 2017 A, RB	5.50%	10/01/2046	505	607,500
Series 2017 A, RB(c)	5.50%	10/01/2046	22,000	26,450,380
Northern Tobacco Securitization Corp.; Series 2006 B, RB(i)	0.00%	06/01/2046	27,225	5,535,387
Series 2006 C, RB(i)	0.00%	06/01/2046	20,860	4,106,708
				36,699,975

American Samoa–0.16%
American Samoa (Territory of) Economic Development Authority; Series 2015 A, Ref. RB	6.63%	09/01/2035	14,345	16,491,873

Arizona–2.29%
Arizona (State of) Industrial Development Authority (Academies of Math & Science); Series 2019, RB(h)	5.00%	07/01/2049	1,000	1,120,580
Arizona (State of) Industrial Development Authority (American Charter Schools Foundation); Series 2017, Ref. RB(h)	6.00%	07/01/2037	13,845	16,828,182
Series 2017, Ref. RB(h)	6.00%	07/01/2047	19,510	23,307,817
Arizona (State of) Industrial Development Authority (Basis Schools); Series 2017 A, Ref. RB(h)	5.13%	07/01/2037	1,180	1,319,275
Series 2017 D, Ref. RB(h)	5.00%	07/01/2051	3,300	3,661,779
Series 2017 G, Ref. RB(h)	5.00%	07/01/2037	1,105	1,249,888
Series 2017 G, Ref. RB(h)	5.00%	07/01/2051	1,000	1,109,630
Series 2017-A, Ref. RB(h)	5.38%	07/01/2050	6,000	6,675,000
Arizona (State of) Industrial Development Authority (Doral Academy of Nevada - Fire Mesa & Red Rock Campus); Series 2019 A, IDR(h)	5.00%	07/15/2039	2,650	2,986,206
Arizona (State of) Industrial Development Authority (Great Laked Senior Living Community); Series 2019 A, RB	5.00%	01/01/2043	3,250	3,040,765
Series 2019 A, RB	4.50%	01/01/2049	4,500	3,800,250
Series 2019 A, RB	5.00%	01/01/2054	1,250	1,124,050
Series 2019 B, RB	5.00%	01/01/2034	1,730	1,494,097
Series 2019 B, RB	5.00%	01/01/2035	1,820	1,558,357
Series 2019 B, RB	5.00%	01/01/2049	2,125	1,602,951

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Arizona (State of) Industrial Development Authority (Kaizen Education Foundation); Series 2016, RB(h)	5.70%	07/01/2047	$9,730	$10,837,274
Series 2016, RB(h)	5.80%	07/01/2052	4,920	5,491,015
Arizona (State of) Industrial Development Authority (Leman Academy of Excellence); Series 2017 A, Ref. RB(h)	5.25%	07/01/2052	500	514,840
Arizona (State of) Industrial Development Authority (Leman Academy-Parker Colorado); Series 2019, RB(h)	5.00%	07/01/2054	6,210	6,467,777
Arizona (State of) Industrial Development Authority (Linder Village); Series 2020, RB(h)	5.00%	06/01/2031	6,000	6,196,380
Arizona (State of) Industrial Development Authority (Mater Academy of Nevada Mountain Vista Campus Project); Series 2018 A, RB(h)	5.25%	12/15/2038	1,015	1,123,493
Series 2018 A, RB(h)	5.50%	12/15/2048	2,265	2,509,054
Glendale (City of), AZ Industrial Development Authority (Sun Health Services); Series 2019 A, Ref. RB	5.00%	11/15/2048	14,170	16,322,848
Glendale (City of), AZ Industrial Development Authority (Terraces of Phoenix); Series 2018 A, Ref. RB	5.00%	07/01/2048	1,500	1,559,250
Glendale (City of), AZ Industrial Development Authority (The Beatitudes Campus); Series 2017, Ref. RB	4.00%	11/15/2027	1,935	2,049,513
Series 2017, Ref. RB	5.00%	11/15/2040	1,485	1,595,425
Series 2017, Ref. RB	5.00%	11/15/2045	9,390	10,033,872
Series 2018, RB	5.00%	11/15/2053	5,970	6,398,706
Maricopa (County of), AZ Industrial Development Authority (Legacy Traditional Schools); Series 2019, Ref. RB(h)	5.00%	07/01/2054	1,950	2,182,109
Maricopa (County of), AZ Industrial Development Authority (Paradise Schools); Series 2016, Ref. RB(h)	5.00%	07/01/2036	2,475	2,732,474
Series 2016, Ref. RB(h)	5.00%	07/01/2047	1,525	1,655,342
Peoria (City of), AZ Industrial Development Authority (Sierra Winds Life Care Community); Series 2014, Ref. RB (Acquired 11/06/2014; Cost $ 3,665,667)(j)	5.50%	11/15/2034	3,695	3,691,157
Series 2014, Ref. RB (Acquired 11/06/2014; Cost $ 6,015,000)(j)	5.75%	11/15/2040	6,015	6,016,383
Phoenix (City of), AZ Industrial Development Authority (Basis Schools); Series 2015, Ref. RB(h)	5.00%	07/01/2045	3,515	3,795,392
Series 2016 A, Ref. RB(h)	5.00%	07/01/2046	3,925	4,236,449
Phoenix (City of), AZ Industrial Development Authority (Choice Academies); Series 2012, RB	5.63%	09/01/2042	2,850	2,936,298
Phoenix (City of), AZ Industrial Development Authority (Legacy Traditional Schools); Series 2014 A, RB(h)	6.75%	07/01/2044	5,250	6,052,200
Phoenix (City of), AZ Industrial Development Authority (Phoenix Collegiate Academy); Series 2012, RB	5.63%	07/01/2042	2,770	2,847,920
Pima (County of), AZ Industrial Development Authority (Acclaim Charter School); Series 2006, RB	5.70%	12/01/2026	1,460	1,461,095
Series 2006, RB	5.80%	12/01/2036	4,385	4,384,912
Pima (County of), AZ Industrial Development Authority (American Leadership Academy); Series 2015, Ref. RB(h)	5.38%	06/15/2035	2,370	2,569,862
Series 2015, Ref. RB(h)	5.63%	06/15/2045	3,500	3,784,760
Series 2017, RB(h)	4.13%	06/15/2029	1,500	1,520,700
Series 2017, RB(h)	5.00%	06/15/2047	1,000	1,017,010
Series 2019, Ref. RB(h)	5.00%	06/15/2052	2,150	2,252,770
Pima (County of), AZ Industrial Development Authority (Career Success Schools); Series 2020, Ref. RB(h)	5.50%	05/01/2040	1,125	1,179,956
Series 2020, Ref. RB(h)	5.75%	05/01/2050	5,000	5,247,750
Pima (County of), AZ Industrial Development Authority (Desert Heights Charter School); Series 2014, Ref. RB	7.25%	05/01/2044	3,000	3,280,290
Pima (County of), AZ Industrial Development Authority (Imagine East Mesa Charter Schools); Series 2019, RB(h)	5.00%	07/01/2049	1,500	1,578,645
Pima (County of), AZ Industrial Development Authority (Premier Charter High School); Series 2016 A, Ref. RB(h)	7.00%	07/01/2045	3,242	3,141,354
Series 2016 B, Ref. RB(k)	2.07%	07/01/2045	1,735	520,607
Series 2016 C, Ref. RB(k)	2.07%	07/01/2045	1,036	10,355
Pima (County of), AZ Industrial Development Authority (Riverbend Prep); Series 2010, RB(h)	7.00%	09/01/2037	3,358	3,363,037
Sundance Community Facilities District (Assessment District No. 2); Series 2003, RB(h)	7.13%	07/01/2027	525	525,478
Sundance Community Facilities District (Assessment District No. 3); Series 2004, RB	6.50%	07/01/2029	122	122,068

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Tempe (City of), AZ Industrial Development Authority (Friendship Village); Series 2012 A, Ref. RB	6.25%	12/01/2042	$4,225	$4,299,318
Series 2012 A, Ref. RB	6.25%	12/01/2046	4,100	4,169,044
Tempe (City of), AZ Industrial Development Authority (Mirabella at ASU); Series 2017 A, RB(h)	6.13%	10/01/2047	2,800	2,982,728
Series 2017 A, RB(h)	6.13%	10/01/2052	2,800	2,974,664
Town of Florence, Inc. (The) Industrial Development Authority (Legacy Traditional School - Queen Creek and Casa Grande Campuses); Series 2013, RB	5.75%	07/01/2033	3,000	3,259,860
Series 2013, RB	6.00%	07/01/2043	3,625	3,937,004
				235,707,265

Arkansas–0.16%
Arkansas (State of) Development Finance Authority (Big River Steel); Series 2019, RB(d)(h)	4.50%	09/01/2049	15,000	16,162,950

California–12.07%
ABAG Finance Authority for Nonprofit Corps. (Episcopal Senior Communities); Series 2012 A, Ref. RB	5.00%	07/01/2047	6,000	6,176,460
Bay Area Toll Authority (San Francisco Bay Area); Series 2017 F-1, RB(c)	5.00%	04/01/2056	21,000	24,567,060
California (State of); Series 2020, GO Bonds(c)	3.00%	03/01/2046	8,195	8,643,267
Series 2020, GO Bonds(c)	4.00%	03/01/2046	3,500	4,038,650
Series 2020, GO Bonds	3.00%	03/01/2050	1,315	1,374,951
Series 2020-XM0848, Ctfs.(c)	3.00%	03/01/2050	4,000	4,179,040
Series 2020-XM0849, Ctfs.(c)	4.00%	03/01/2040	10,000	11,727,300
Series 2020-XM0849, Ctfs.(c)	4.00%	03/01/2050	5,250	6,034,770
California (State of) Community Housing Agency (Excelsior Charter Schools); Series 2020 A, RB(h)	5.00%	06/15/2050	1,540	1,649,494
Series 2020 A, RB(h)	5.00%	06/15/2055	1,030	1,100,256
California (State of) Educational Facilities Authority (Stanford University); Series 2014 U-6, RB(c)	5.00%	05/01/2045	15,000	21,874,350
Series 2012 U-2, Ref. RB(c)	5.00%	10/01/2032	8,745	12,094,073
California (State of) Health Facilities Financing Authority (Kaiser Permanente); Subseries 2017 A-2, RB(c)	5.00%	11/01/2047	10,000	14,369,500
California (State of) Municipal Finance Authority (American Heritage Education Foundation); Series 2016 A, Ref. RB	5.00%	06/01/2046	1,500	1,651,695
California (State of) Municipal Finance Authority (California Baptist University); Series 2016 A, RB(h)	5.00%	11/01/2036	1,500	1,690,935
Series 2016 A, RB(h)	5.00%	11/01/2046	1,500	1,661,730
California (State of) Municipal Finance Authority (Goodwill Industries of Sacramento & Nevada); Series 2012, RB(h)	6.63%	01/01/2032	1,000	1,013,570
Series 2012, RB(h)	6.88%	01/01/2042	1,500	1,516,875
California (State of) Municipal Finance Authority (Santa Rosa Academy); Series 2012 A, RB	5.75%	07/01/2030	5,505	5,774,525
Series 2012 A, RB	6.00%	07/01/2042	5,355	5,600,741
California (State of) Municipal Finance Authority (UCR North District Phase 1 Student Housing); Series 2019, RB (INS - BAM)(g)	5.00%	05/15/2052	1,375	1,666,555
California (State of) Municipal Finance Authority (United Airlines, Inc.); Series 2019, Ref. RB(d)	4.00%	07/15/2029	15,960	17,893,714
California (State of) Pollution Control Finance Authority; Series 2012, RB(d)(h)	5.00%	07/01/2037	13,500	14,332,545
Series 2012, RB(d)(h)	5.00%	11/21/2045	20,710	21,955,706
California (State of) Pollution Control Financing Authority (Aemerge Redpak Services Southern California LLC); Series 2016, RB (Acquired 01/22/2016-09/26/2017; Cost $9,847,500)(d)(e)(h)(j)	7.00%	12/01/2027	9,925	4,962,500
California (State of) Pollution Control Financing Authority (San Diego County Water Authority); Series 2019, Ref. RB(h)	5.00%	11/21/2045	11,650	13,682,109
California (State of) Public Finance Authority (Henry Mayo Newhall Hospital); Series 2017, Ref. RB	5.00%	10/15/2047	10,170	11,476,540
California (State of) School Finance Authority (Alliance for College-Ready Public Schools); Series 2013 A, RB	6.40%	07/01/2048	3,000	3,275,400
California (State of) School Finance Authority (Aspire Public Schools); Series 2016, Ref. RB(h)	5.00%	08/01/2046	2,500	2,791,750

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) School Finance Authority (New Designs Charter School); Series 2012, RB	5.50%	06/01/2042	$5,000	$5,138,000
Series 2019 A, RB(h)	5.00%	06/01/2040	750	821,858
Series 2019 A, RB(h)	5.00%	06/01/2050	1,060	1,148,478
California (State of) School Finance Authority (TEACH Public Schools); Series 2019 A, RB(h)	5.00%	06/01/2049	750	801,608
California (State of) Statewide Communities Development Authority (California Baptist University); Series 2011, RB(a)(b)	7.25%	11/01/2021	1,500	1,569,810
Series 2011, RB(a)(b)	7.50%	11/01/2021	5,500	5,765,100
Series 2014 A, RB	6.13%	11/01/2033	1,560	1,729,073
California (State of) Statewide Communities Development Authority (Creative Child Care & Team Charter); Series 2015, RB(h)	6.75%	06/01/2045	6,700	7,171,744
California (State of) Statewide Communities Development Authority (Eskaton Properties, Inc.); Series 2012, RB	5.25%	11/15/2034	4,350	4,533,961
California (State of) Statewide Communities Development Authority (Lancer Educational Student Housing); Series 2016, Ref. RB(h)	5.00%	06/01/2036	4,250	4,655,322
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center); Series 2014, RB	5.25%	12/01/2044	3,000	3,294,720
Series 2016 A, RB(h)	5.25%	12/01/2056	55,945	62,624,833
Series 2018, RB(h)	5.25%	12/01/2043	5,510	6,442,402
California (State of) Statewide Communities Development Authority (NCCD-Hooper Street LLC-California College of the Arts); Series 2019, RB(h)	5.25%	07/01/2052	1,450	1,568,712
California (State of) Statewide Communities Development Authority (Terraces at San Joaquin Garden); Series 2012, RB(a)(b)	6.00%	10/01/2022	4,680	5,104,991
California (State of) Statewide Financing Authority (Pooled Tobacco Securitization Program); Series 2002, RB	6.00%	05/01/2043	15,000	15,133,200
Series 2006 A, RB(i)	0.00%	06/01/2046	181,950	38,484,244
Series 2006 C, RB(h)(i)	0.00%	06/01/2055	50,000	4,374,000
California (State of), CA Tobacco Securitization Agency (Los Angeles County Securitization Corp.); Series 2020 A, Ref. RB	4.00%	06/01/2049	1,000	1,140,860
Series 2020 B-2, Ref. RB(i)	0.00%	06/01/2055	13,780	2,634,874
California (State of), CA Tobacco Securitization Agency (Stanislaus County Tobacco Funding Corp.); Series 2006 A, RB(i)	0.00%	06/01/2046	25,000	5,976,750
California Educational Facilities Authority; Series 2010, RB(c)	5.25%	10/01/2032	6,255	9,146,249
California Public Finance Authority (Henry Mayo Newhall Hospital); Series 2017, Ref. RB	5.00%	10/15/2037	3,430	3,927,590
Fairfield (City of), CA Community Facilities District No. 2007-1 (Fairfield Commons); Series 2008, RB	6.50%	09/01/2023	855	881,454
Series 2008, RB	6.75%	09/01/2028	2,550	2,632,441
Series 2008, RB	6.88%	09/01/2038	4,440	4,579,238
Foothill-Eastern Transportation Corridor Agency; Series 2014 A, Ref. RB(a)(b)	6.00%	01/15/2024	20,000	23,235,800
Series 2014 A, Ref. RB (INS - AGM)(g)(i)	0.00%	01/15/2036	61,010	41,943,765
Series 2014 A, Ref. RB (INS - AGM)(g)(i)	0.00%	01/15/2037	20,000	13,260,200
Series 2014 A, Ref. RB(f)	6.85%	01/15/2042	5,000	5,819,950
Series 2014 C, Ref. RB(a)(b)	6.50%	01/15/2024	10,750	12,461,292
Golden State Tobacco Securitization Corp.; Series 2007 A-2, RB	5.30%	06/01/2037	47,000	48,898,800
Series 2007 B, RB(i)	0.00%	06/01/2047	99,705	21,889,236
Series 2018 A-1, Ref. RB	5.00%	06/01/2047	38,170	39,486,102
Series 2018 A-2, Ref. RB	5.00%	06/01/2047	40,470	41,865,406
Inland Empire Tobacco Securitization Corp.; Series 2007 C-1, RB(i)	0.00%	06/01/2036	173,915	64,404,202
Series 2007 D, RB(i)	0.00%	06/01/2057	46,635	3,524,673
Los Angeles (City of), CA Community Facilities District No. 3 (Cascades Business Park); Series 1997, RB	6.40%	09/01/2022	165	167,627
Los Angeles (City of), CA Department of Airports; Series 2021 A, Ref. RB(d)	5.00%	05/15/2040	4,500	5,683,185
Series 2021 A, Ref. RB(d)	5.00%	05/15/2041	4,835	6,085,138

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Los Angeles (City of), CA Department of Airports (Los Angeles International Airport); Series 2018 A, RB(c)(d)(l)	5.25%	05/15/2048	$26,000	$31,376,280
Los Angeles Department of Water; Series 2012 B, RB(c)	5.00%	07/01/2043	66,530	70,600,306
Los Angeles Unified School District; Series 2020 RYQ, GO Bonds	4.00%	07/01/2044	14,495	16,832,174
National (City of), CA Community Development Commission (National City Redevelopment); Series 2011, RB(a)(b)	7.00%	08/01/2021	4,750	4,884,852
Regents of the University of California; Series 2014 AM, RB(c)	5.00%	05/15/2044	34,545	39,027,214
Riverside (County of), CA Transportation Commission; Series 2013 A, RB	5.75%	06/01/2048	7,000	7,630,770
San Bernardino City Unified School District; Series 2011 D, GO Bonds (INS - AGM)(g)(i)	0.00%	08/01/2036	7,650	5,237,266
Series 2011 D, GO Bonds (INS - AGM)(g)(i)	0.00%	08/01/2037	13,130	8,677,092
Series 2011 D, GO Bonds (INS - AGM)(g)(i)	0.00%	08/01/2038	13,515	8,634,328
Series 2011 D, GO Bonds (INS - AGM)(g)(i)	0.00%	08/01/2039	13,895	8,565,156
Series 2011 D, GO Bonds (INS - AGM)(g)(i)	0.00%	08/01/2040	14,280	8,486,461
Series 2011 D, GO Bonds (INS - AGM)(g)(i)	0.00%	08/01/2041	14,080	8,058,266
San Buenaventura (City of), CA (Community Memorial Health System); Series 2011, RB	8.00%	12/01/2031	9,875	10,339,717
Series 2011, RB	7.50%	12/01/2041	21,980	22,903,380
San Diego Unified School District (Election of 2008); Series 2012 E, GO Bonds(f)	5.25%	07/01/2042	10,000	9,013,800
San Francisco (City & County of), CA Successor Agency to the Redevelopment Agency Community Facilities District No. 6 (Mission Bay South Public Improvements); Series 2013 C, RB(i)	0.00%	08/01/2036	5,710	2,538,381
Series 2013 C, RB(i)	0.00%	08/01/2038	2,000	778,240
Series 2013 C, RB(i)	0.00%	08/01/2043	17,000	4,885,290
San Joaquin Hills Transportation Corridor Agency; Series 2014 B, Ref. RB	5.25%	01/15/2044	7,000	7,804,160
Series 2014 B, Ref. RB	5.25%	01/15/2049	11,000	12,221,990
San Jose (City of), CA; Series 2017 A, Ref. RB(c)(d)(l)	5.00%	03/01/2041	10,000	11,773,100
Series 2017 A, Ref. RB(c)(d)(l)	5.00%	03/01/2047	20,000	23,387,400
San Jose (City of), CA (Helzer Courts Apartments); Series 1999 A, RB(d)	6.40%	12/01/2041	13,708	13,718,418
Santee School District; Series 2006 D, GO Bonds (INS - AGC)(a)(i)	0.00%	08/01/2038	4,355	2,909,575
Savanna Elementary School District (Election of 2008); Series 2012 B, GO Bonds (INS - AGM)(f)(g)	6.75%	02/01/2052	7,500	7,680,750
Silicon Valley Tobacco Securitization Authority (Santa Clara); Series 2007 A, RB(i)	0.00%	06/01/2036	10,000	4,294,100
Series 2007 A, RB(i)	0.00%	06/01/2047	20,000	4,576,600
Southern California Logistics Airport Authority; Series 2007, RB	6.15%	12/01/2043	4,400	4,513,916
Series 2008 A, RB	6.00%	12/01/2033	1,475	1,513,188
Series 2008 A, RB(i)	0.00%	12/01/2045	18,085	5,305,416
Series 2008 A, RB(i)	0.00%	12/01/2046	18,085	5,033,236
Series 2008 A, RB(i)	0.00%	12/01/2047	18,085	4,769,557
Series 2008 A, RB(i)	0.00%	12/01/2048	18,085	4,517,995
Series 2008 A, RB(i)	0.00%	12/01/2049	18,085	4,277,645
Series 2008 A, RB(i)	0.00%	12/01/2050	18,085	4,048,689
Southern California Tobacco Securitization Authority (San Diego County Asset Securitization Corp.); Series 2006, RB(i)	0.00%	06/01/2046	30,000	6,345,000
Series 2019, Ref. RB	5.00%	06/01/2048	4,500	5,477,490
Series 2019, Ref. RB(i)	0.00%	06/01/2054	19,300	3,613,346
University of California; Series 2017 M, RB(c)	5.00%	05/15/2047	50,890	60,600,830
Vallejo (City of), CA Public Financing Authority (Hiddenbrooke Improvement District); Series 2004 A, RB	5.80%	09/01/2031	3,430	3,475,447
Victor Valley Union High School District (Election of 2008); Series 2013 B, GO Bonds(a)(b)(i)	0.00%	08/01/2023	74,825	15,695,147
				1,244,804,917

Colorado–8.15%
3rd and Havana Metropolitan District; Series 2020 A, GO Bonds	5.25%	12/01/2049	4,200	4,454,562
Series 2020 B, GO Bonds	7.75%	12/15/2049	1,925	2,011,837

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
64th Ave ARI Authority; Series 2020, RB	6.50%	12/01/2043	$14,000	$15,023,120
Amber Creak Metropolitan District; Series 2017 B, GO Bonds	7.75%	12/15/2047	463	484,854
Aurora Crossroads Metropolitan District No. 2; Series 2020 A, GO Bonds	5.00%	12/01/2050	2,000	2,128,520
Series 2020 B, GO Bonds	7.75%	12/15/2050	3,500	3,671,955
Banning Lewis Ranch Metropolitan District No. 1; Series 2018 A, GO Bonds	5.38%	12/01/2048	2,500	2,670,550
Series 2018 B, GO Bonds	7.75%	12/15/2041	630	672,166
Banning Lewis Ranch Metropolitan District No. 4; Series 2018 A, GO Bonds	5.75%	12/01/2048	5,000	5,389,750
Series 2018 B, GO Bonds	8.00%	12/15/2048	2,063	2,197,590
Banning Lewis Ranch Metropolitan District No. 5; Series 2018 A, GO Bonds	5.75%	12/01/2048	2,195	2,366,012
Series 2018 B, GO Bonds	8.00%	12/15/2048	511	544,338
Base Village Metropolitan District No. 2; Series 2016 B, Ref. GO Bonds	6.50%	12/15/2048	2,830	2,354,136
Belford North Metropolitan District; Series 2020 B, GO Bonds	8.50%	12/15/2050	6,500	6,836,310
Bella Mesa Metropolitan District; Series 2020 A, GO Bonds(f)(h)	6.75%	12/01/2049	3,785	2,992,610
Belleview Village Metropolitan District; Series 2020, GO Bonds	4.95%	12/01/2050	870	920,382
Bennett Ranch Metropolitan District No. 1; Series 2021 B, GO Bonds	7.50%	12/15/2051	1,221	1,230,328
Berthoud-Heritage Metropolitan District No. 1; Series 2019, RB	5.63%	12/01/2048	10,000	10,801,400
Brighton Crossing Metropolitan District No. 4; Series 2017 B, GO Bonds	7.00%	12/15/2047	670	700,425
Brighton Crossing Metropolitan District No. 6; Series 2020 A, GO Bonds	5.00%	12/01/2050	2,000	2,100,700
Broadway Station Metropolitan District No. 2; Series 2019 B, GO Bonds(f)	7.50%	12/01/2048	7,075	4,993,959
Broadway Station Metropolitan District No. 3; Series 2019, GO Bonds(f)	7.50%	12/01/2049	30,465	20,088,316
Bromley Park Metropolitan District No. 2; Series 2018 C, Ref. GO Bonds	7.85%	12/15/2047	6,408	6,473,298
Broomfield Village Metropolitan District No. 2; Series 2003, Ref. GO Bonds(k)(m)	6.25%	12/01/2032	3,330	2,664,000
Buffalo Highlands Metropolitan District; Series 2018 A, Ref. GO Bonds	5.25%	12/01/2038	1,000	1,064,030
Series 2018 A, Ref. GO Bonds	5.38%	12/01/2048	1,750	1,857,100
Series 2018 B, Ref. GO Bonds	7.63%	12/15/2046	1,226	1,263,307
Buffalo Ridge Metropolitan District; Series 2018 B, GO Bonds	7.38%	12/15/2047	3,230	3,453,774
Canyons Metropolitan District No. 5; Series 2017 A, Ref. GO Bonds	6.00%	12/01/2037	1,750	1,851,220
Series 2017 A, Ref. GO Bonds	6.13%	12/01/2047	4,735	5,008,778
Series 2017 B, GO Bonds	8.00%	12/15/2047	3,500	3,672,445
Centerra Metropolitan District No. 1; Series 2020 A, Ref. GO Bonds	5.00%	12/01/2051	7,375	7,930,632
Centerra Metropolitan District No. 1 (In the City of Loveland); Series 2018, Ref. RB	5.25%	12/01/2048	5,550	5,905,977
Citadel on Colfax Business Improvement District; Series 2020 A, RB	5.35%	12/01/2050	2,900	3,024,816
Series 2020 B, RB	7.88%	12/15/2050	465	481,224
City Center West Commercial Metropolitan District; Series 2020 A, Ref. GO Bonds	7.00%	12/01/2049	4,000	4,448,600
Series 2020 B, GO Bonds	9.00%	12/15/2049	581	641,935
City Center West Residential Metropolitan District No. 2; Series 2019 B, GO Bonds	7.75%	12/15/2049	1,425	1,494,440
Clear Creek Station Metropolitan District No. 2; Series 2017 B, GO Bonds	7.38%	12/15/2047	500	524,665
Colliers Hill Metropolitan District No. 1; Series 2019 B, Ref. GO Bonds	8.00%	12/15/2048	2,500	2,663,200
Colorado (State of) Educational & Cultural Facilities Authority (Community Leadership Academy); Series 2008, RB	6.25%	07/01/2028	1,510	1,514,636
Series 2008, RB	6.50%	07/01/2038	1,000	1,002,810
Series 2013, RB	7.45%	08/01/2048	2,245	2,488,605
Colorado (State of) Health Facilities Authority (Christian Living Communities); Series 2011, RB	6.38%	01/01/2041	1,615	1,659,299
Colorado (State of) Health Facilities Authority (Commonspirit Health); Series 2019 A, Ref. RB	5.00%	08/01/2038	5,000	6,152,050
Series 2019 A-2, Ref. RB	4.00%	08/01/2049	11,800	13,036,994
Colorado (State of) Health Facilities Authority (Frasier Meadows Retirement Community); Series 2017 B, RB	5.00%	05/15/2048	1,500	1,578,180
Colorado (State of) Health Facilities Authority (SCL Health System); Series 2013 A, RB(c)	5.00%	01/01/2044	21,000	22,846,740

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Colorado (State of) Health Facilities Authority (Sunny Vista Living Center); Series 2015 A, Ref. RB(h)	5.75%	12/01/2035	$1,650	$1,688,297
Series 2015 A, Ref. RB(h)	6.13%	12/01/2045	2,300	2,363,940
Series 2015 A, Ref. RB(h)	6.25%	12/01/2050	4,070	4,195,600
Colorado (State of) Health Facilities Authority (Volunteers of America Care); Series 2007 A, RB	5.20%	07/01/2022	300	300,078
Series 2007 A, RB	5.25%	07/01/2027	3,260	3,260,456
Series 2007 A, RB	5.30%	07/01/2037	3,985	3,752,117
Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3); Series 2020 A, Ref. RB	4.00%	07/15/2038	350	406,693
Series 2020 A, Ref. RB	4.00%	07/15/2039	800	978,048
Series 2020 A, Ref. RB	4.00%	07/15/2040	500	612,260
Colorado Crossing Metropolitan District No. 2; Series 2020 A-1, Ref. GO Bonds	5.00%	12/01/2047	14,614	15,222,381
Series 2020 A-2, GO Bonds	5.00%	12/01/2050	13,000	13,311,350
Series 2020 B, GO Bonds(h)	7.50%	12/15/2050	3,495	3,562,139
Colorado International Center Metropolitan District No. 14; Series 2018, Ref. GO Bonds	5.88%	12/01/2046	13,500	14,530,860
Colorado International Center Metropolitan District No. 4; Series 2019 A, Ref. GO Bonds(f)	6.00%	12/01/2047	30,920	25,273,390
Series 2019 A-2, GO Bonds(f)	6.25%	12/01/2048	15,075	12,918,220
Series 2019 B-2, GO Bonds	8.75%	12/15/2048	1,997	2,130,539
Copperleaf Metropolitan District No. 6; Series 2018 A, GO Bonds	5.25%	12/01/2048	2,000	2,122,440
Subseries 2018 B, GO Bonds	7.50%	12/15/2048	820	868,749
Cottonwood Highlands Metropolitan District No. 1; Series 2019 B, GO Bonds	8.75%	12/15/2049	2,095	2,248,857
Creekside Village Metropolitan District; Series 2019, GO Bonds	7.75%	12/15/2049	616	649,209
Crowfoot Valley Ranch Metropolitan District No. 2; Series 2018 A, GO Bonds	5.63%	12/01/2038	3,555	3,847,008
Series 2018 A, GO Bonds	5.75%	12/01/2048	9,665	10,418,387
Series 2018 B, GO Bonds	8.00%	12/15/2048	1,630	1,729,593
Dacono Urban Renewal Authority; Series 2020, RB	6.25%	12/01/2039	3,010	3,179,222
Denver (City & County of), CO; Series 2018 A, RB(c)(d)	5.00%	12/01/2029	24,580	30,686,655
Series 2018 A, RB(c)(d)	5.00%	12/01/2036	25,865	31,262,508
Series 2018 A, Ref. RB(c)(d)	5.25%	12/01/2043	17,500	21,190,575
Denver (City & County of), CO (United Airlines, Inc.); Series 2017, Ref. RB(d)	5.00%	10/01/2032	43,840	46,561,587
Denver (City of), CO Convention Center Hotel Authority; Series 2016, Ref. RB	5.00%	12/01/2032	1,000	1,151,230
Series 2016, Ref. RB	5.00%	12/01/2040	250	282,090
Denver Gateway Center Metropolitan District; Series 2018 A, GO Bonds	5.63%	12/01/2048	2,130	2,276,374
Series 2018 B, GO Bonds	7.88%	12/15/2048	1,855	1,973,813
Denver International Business Center Metropolitan District No. 1; Series 2019 B, GO Bonds	6.00%	12/01/2048	2,300	2,486,760
Douglas (County of), CO Sierra Ridge Metropolitan District No. 2; Series 2016 B, GO Bonds	7.63%	12/15/2046	1,500	1,558,665
Elbert (County of), CO & Highway 86 Commercial Metropolitan District; Series 2008 A, RB(k)(m)	7.50%	12/01/2032	4,500	4,050,000
Erie Commons Metropolitan District No. 2; Series 2019 B, Ref. GO Bonds	6.95%	12/15/2054	3,100	3,230,293
Evan’s Place Metropolitan District; Series 2020 MDD, GO Bonds	5.00%	12/01/2040	550	583,583
Series 2020 MDD, GO Bonds	5.00%	12/01/2050	1,585	1,651,633
Flying Horse Metropolitan District No. 3; Series 2019, Ref. GO Bonds(h)	6.00%	12/01/2049	2,970	3,143,686
Forest Trace Metropolitan District No. 3; Series 2020 B, GO Bonds	7.88%	12/15/2049	933	983,475
Fourth Street Crossing Business Improvement District; Series 2019 B, RB	8.00%	12/15/2049	700	736,974
Gardens at East Iliff Metropolitan District; Series 2019 A, GO Bonds	5.00%	12/01/2049	2,065	2,192,431
Series 2019 A, GO Bonds	8.50%	12/15/2049	680	708,492
Gardens on Havana Metropolitan District No. 3 (The); Series 2017 A, RB	5.13%	12/01/2037	1,070	1,126,432
Series 2017 A, RB	5.25%	12/01/2047	1,015	1,066,674
Series 2017 B, RB	7.75%	12/15/2047	1,000	1,052,410

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Grandby Ranch Metropolitan District; Series 2018, Ref. GO Bonds(h)	5.50%	12/01/2052	$5,490	$5,834,717
Green Valley Ranch East Metropolitan District No. 6; Series 2020 A, GO Bonds	5.88%	12/01/2050	3,550	3,836,911
Hance Ranch Metropolitan District; Series 2020, GO Bonds	5.00%	12/01/2040	565	587,956
Series 2020, GO Bonds	5.13%	12/01/2050	1,810	1,868,228
Haskins Station Metropolitan District; Series 2019 A, GO Bonds	5.00%	12/01/2039	690	738,003
Series 2019 A, GO Bonds	5.00%	12/01/2049	1,125	1,190,171
Series 2019 B, Ref. GO Bonds	8.75%	12/15/2049	1,328	1,391,412
Hess Ranch Metropolitan District No. 6; Series 2020 A-1, GO Bonds	5.00%	12/01/2049	5,000	5,383,500
Series 2020 A-2, GO Bonds(f)	5.75%	12/01/2049	9,000	6,876,900
Series 2020 B, GO Bonds	8.00%	12/15/2049	4,683	4,988,847
Home Place Metropolitan District; Series 2020 B, GO Bonds	8.25%	12/15/2050	834	893,631
Homestead Hills Metropolitan District; Series 2020 A, GO Bonds(h)	5.00%	12/01/2050	2,220	2,366,342
Series 2020 B, GO Bonds	8.00%	12/15/2050	722	753,652
Independence Metropolitan District No. 3; Series 2019 A, GO Bonds	6.25%	12/01/2049	8,095	8,729,891
Series 2019 B, GO Bonds	9.00%	12/15/2049	4,230	4,496,871
Independence Water & Sanitation District; Series 2019, RB	7.25%	12/01/2038	5,270	5,712,206
Jefferson (County of), CO Center Metropolitan District No. 1; Series 2020 B, Ref. RB	5.75%	12/15/2050	6,910	7,317,966
Johnston (Town of), CO Plaza Metropolitan District; Series 2016 A, RB	5.25%	12/01/2036	4,000	4,158,160
Series 2016 A, RB	5.38%	12/01/2046	12,000	12,467,160
Johnstown Village Metropolitan District No. 2; Series 2020 A, GO Bonds	5.00%	12/01/2050	2,000	2,118,480
Series 2020 B, GO Bonds(h)	7.75%	12/15/2050	711	742,504
Jones District Community Authority Board; Series 2020 A, RB(f)	5.75%	12/01/2050	6,815	5,608,541
Karl’s Farm Metropolitan District No. 2; Series 2020 A, GO Bonds(h)	5.38%	12/01/2040	640	688,314
Series 2020 A, GO Bonds(h)	5.63%	12/01/2050	1,615	1,731,910
Kinston Metropolitan District No. 5; Series 2020 A, GO Bonds	5.13%	12/01/2050	2,850	3,065,802
Series 2020 B, GO Bonds	7.50%	12/15/2052	3,800	4,031,154
Lakes at Centerra Metropolitan District No. 2; Series 2018 A, GO Bonds	5.13%	12/01/2037	2,700	2,868,831
Series 2018 A, GO Bonds	5.25%	12/01/2047	4,970	5,263,677
Series 2018 B, GO Bonds	7.63%	12/15/2047	1,795	1,901,156
Lanterns Rock Creek Metropolitan District; Series 2020, GO Bonds	6.25%	08/01/2045	1,495	1,575,999
Leyden Rock Metropolitan District No. 10; Series 2016 B, GO Bonds	7.25%	12/15/2045	500	519,785
Series 2017 C, Ref. GO Bonds	10.75%	12/15/2049	1,025	1,056,201
Mayfield Metropolitan District; Series 2020 A, GO Bonds	5.75%	12/01/2050	1,190	1,296,767
Series 2020 B, GO Bonds	8.25%	12/15/2050	622	672,171
Series 2020 C, GO Bonds	3.00%	12/15/2050	767	245,954
Meadowbrook Crossing Metropolitan District; Series 2020 A, Ref. GO Bonds(h)	5.25%	12/01/2049	3,355	3,598,070
Series 2020 B, Ref. GO Bonds(h)	7.75%	12/15/2049	494	525,646
Meadowlark Metropolitan District; Series 2020 A, GO Bonds	4.88%	12/01/2040	525	556,421
Series 2020 A, GO Bonds	5.13%	12/01/2050	755	802,074
Series 2020 B, GO Bonds	7.63%	12/15/2050	607	637,271
Mirabelle Metropolitan District No. 2; Series 2020 B, GO Bonds	7.38%	12/15/2049	1,473	1,536,192
Montrose (County of), CO (The Homestead at Montrose, Inc.); Series 2003 A, RB	6.75%	02/01/2022	55	54,997
Series 2003 A, RB	7.00%	02/01/2025	800	799,664
Series 2003 A, RB	7.00%	02/01/2038	6,200	6,032,166
Mountain Sky Metropolitan District; Series 2020 A, GO Bonds	5.00%	12/01/2049	980	1,039,917

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Neu Towne Metropolitan District; Series 2018 B, Ref. GO Bonds	7.75%	12/15/2046	$2,285	$2,418,855
North Holly Metropolitan District; Series 2018 A, GO Bonds	5.50%	12/01/2048	1,260	1,340,300
Series 2018 B, GO Bonds	7.88%	12/15/2048	1,015	1,077,260
North Park Metropolitan District No. 1; Seires 2018 A-2, RB	5.50%	12/01/2034	8,340	8,975,591
Seires 2018 A-2, RB	5.85%	12/01/2048	9,000	9,653,490
Series 2018 A-1, RB	5.38%	12/01/2034	5,650	6,062,280
Series 2018 A-1, RB	5.75%	12/01/2048	3,850	4,120,039
North Range Metropolitan District No. 2; Series 2017 A, Ref. GO Bonds	5.63%	12/01/2037	3,270	3,469,993
Series 2017 A, Ref. GO Bonds	5.75%	12/01/2047	4,885	5,172,336
Series 2017 B, GO Bonds	7.75%	12/15/2047	2,830	2,983,584
North Range Metropolitan District No. 3; Series 2020 A, GO Bonds	5.25%	12/01/2050	7,320	7,903,111
Painted Prairie Metropolitain District No. 2; Series 2018, GO Bonds	5.25%	12/01/2048	3,000	3,151,740
Palisade Metropolitan District No. 2; Series 2019, GO Bonds	7.25%	12/15/2049	3,712	3,904,319
Promontory Metropolitan District No. 3; Series 2020 A, GO Bonds	6.25%	12/01/2050	1,040	1,094,465
Raindance Metropolitan District No. 2; Series 2019 B, GO Bonds	7.50%	12/15/2049	2,290	2,399,622
Reata Ridge Village Metropolitan District No. 2; Series 2019 B-3, GO Bonds	8.00%	12/15/2049	615	645,221
Remuda Ranch Metropolitan District; Series 2020 B, GO Bonds	7.63%	12/15/2050	574	587,064
Riverdale Peaks II Metropolitan District; Series 2005, GO Bonds(k)	6.50%	12/01/2035	1,000	500,000
RM Mead Metropolitan District; Series 2020 A, GO Bonds	5.25%	12/01/2050	4,370	4,613,584
Series 2020 B, GO Bonds	8.00%	12/15/2050	610	637,462
Rock Canyon Metropolitan District; Series 2020 A, GO Bonds	5.00%	12/01/2049	1,637	1,733,239
Series 2020 B, GO Bonds	8.75%	12/15/2049	398	419,974
Sabell Metropolitan District; Series 2020 A, GO Bonds(h)	5.00%	12/01/2050	1,055	1,132,448
Settler’s Crossing Metropolitan District No. 1; Series 2020 A, GO Bonds(h)	5.00%	12/01/2040	1,000	1,073,810
Series 2020 A, GO Bonds(h)	5.13%	12/01/2050	1,630	1,749,984
Series 2020 B, GO Bonds	7.63%	12/15/2050	598	630,489
Severance Shores Metropolitan District No. 4; Series 2020 B, GO Bonds	8.25%	12/15/2049	805	856,770
Silver Peaks Metropolitan District No. 3; Series 2020 A, GO Bonds	5.00%	12/01/2050	600	626,580
Series 2020 B, GO Bonds	7.00%	12/15/2050	500	509,825
South Aurora Regional Improvement Authority; Series 2018, RB	6.25%	12/01/2057	2,815	3,006,251
Spring Valley Metropolitan District No. 3;
Series 2020 A, GO Bonds	5.00%	12/01/2049	1,360	1,452,466
Series 2020 B, GO Bonds	8.50%	12/15/2049	1,331	1,404,391
St. Vrain Lakes Metropolitan District No. 2; Series 2017 B, GO Bonds	7.63%	12/15/2047	1,080	1,151,582
STC Metropolitan District No. 2; Series 2019 B, GO Bonds	8.00%	12/15/2049	3,954	4,159,015
Sterling Ranch Community Authority Board; Series 2017 B, RB	7.50%	12/15/2047	6,500	6,857,565
Series 2020 B, RB	7.13%	12/15/2050	725	771,270
Tailholt Metropolitan District No. 3; Series 2018 A, GO Bonds	6.00%	12/01/2048	7,545	8,062,587
Series 2018 B, GO Bonds	8.13%	12/15/2048	1,647	1,755,735
Talon Pointe Metropolitan District; Series 2019 A, Ref. GO Bonds	5.25%	12/01/2039	3,260	3,545,902
Series 2019 A, Ref. GO Bonds	5.25%	12/01/2051	5,345	5,755,496
Series 2019 B, Ref. GO Bonds	8.00%	12/15/2051	2,595	2,742,993
Three Springs Metropolitan District No. 1; Series 2020 B, Ref. GO Bonds	7.13%	12/15/2050	1,695	1,728,324
Timberleaf Metropolitan District; Series 2020 B, GO Bonds	8.25%	12/15/2050	777	835,508
Trails at Crowfoot Metropolitan District No. 3; Series 2019 A, GO Bonds	5.00%	12/01/2039	1,000	1,067,980
Series 2019, GO Bonds	9.00%	12/15/2049	3,140	3,299,543

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Transport Metropolitan District No. 3; Series 2021 A-1, GO Bonds	5.00%	12/01/2041	$1,000	$1,066,460
Series 2021 A-1, GO Bonds	5.00%	12/01/2051	4,960	5,201,056
Series 2021 A-2, GO Bonds(f)	5.50%	12/01/2051	3,000	2,384,400
Tuscan Foothills Village Metropolitan District; Series 2019 A, GO Bonds(f)	6.25%	12/01/2049	1,240	1,262,407
University of Colorado; Series 2014 A, RB(a)(b)(c)	5.00%	06/01/2024	16,835	19,319,004
Velocity Metropolitan District No. 5; Series 2020 A-2, GO Bonds(f)	6.00%	12/01/2050	13,100	9,207,990
Villages at Castle Rock Metropolitan District No. 6 (Cobblestone Ranch); Series 2007, GO Bonds(i)	0.00%	12/01/2037	83,945	27,289,527
Villages at Johnstown Metropolitan District No. 3; Series 2020 A, GO Bonds	5.00%	12/01/2050	1,020	1,061,096
Series 2020 B, GO Bonds	7.50%	12/15/2050	843	859,691
Vista Ridge Metropolitan District; Series 2006 B, Ref. GO Bonds(a)(b)	9.50%	12/01/2021	1,000	1,085,430
Wagons West Metropolitan District; Series 2020 A, GO Bonds	5.00%	12/01/2049	1,685	1,785,898
Series 2020 B-3, GO Bonds	8.50%	12/15/2049	553	576,856
Waterstone Metropolitan District No. 1; Series 2020 A, GO Bonds	6.00%	12/01/2049	15,680	17,467,206
Westerly Metropolitan District No. 4; Series 2021 A, GO Bonds	5.00%	12/01/2050	1,000	1,017,800
Series 2021 A2, GO Bonds(f)	5.75%	12/01/2050	1,000	739,530
Series 2021 B, GO Bonds	8.00%	12/15/2050	4,238	4,165,361
Wild Plum Metropolitan District; Series 2019 A, GO Bonds	5.00%	12/01/2049	600	646,356
Series 2019 B, GO Bonds(h)	7.75%	12/15/2049	505	540,693
Willow Springs Metropolitan District; Series 2019 B, GO Bonds	7.75%	12/15/2049	650	681,532
				840,823,272

Connecticut–0.16%
Connecticut (State of) Health & Educational Facilities Authority (Nuvance Health); Series 2019 A, Ref. RB	4.00%	07/01/2041	2,365	2,623,045
Series 2019 A, Ref. RB	4.00%	07/01/2049	3,000	3,281,400
Georgetown (City of), CT Special Taxing District; Series 2006 A, GO Bonds (Acquired 11/16/2006 - 02/04/2020; Cost $4,834,778)(e)(j)(k)	5.13%	10/01/2036	7,935	952,200
Hamden (Town of), CT (Whitney Center); Series 2019, Ref. RB	5.00%	01/01/2050	9,000	9,139,230
				15,995,875

Delaware–0.16%
Delaware (State of) Economic Development Authority (Aspira of Delaware Charter Operations, Inc.); Series 2016 A, RB	5.00%	06/01/2051	2,200	2,339,458
Delaware (State of) Economic Development Authority (Newark Charter School); Series 2012, RB	5.00%	09/01/2042	1,350	1,382,805
Millsboro (Town of), DE (Plantation Lakes Special Development District); Series 2018, Ref. RB(h)	5.13%	07/01/2038	8,000	8,645,680
Series 2018, Ref. RB(h)	5.25%	07/01/2048	4,100	4,387,656
				16,755,599

District of Columbia–1.15%
District of Columbia; Series 2014 C, GO Bonds(c)	5.00%	06/01/2038	21,000	23,750,580
District of Columbia (Center for Strategic & International Studies, Inc.); Series 2011, RB(a)(b)	6.63%	03/01/2021	5,150	5,150,000
District of Columbia (Gallaudet University); Series 2011, RB(a)(b)	5.50%	04/01/2021	3,000	3,012,870
District of Columbia (Ingleside at Rock Creek); Series 2017 A, RB	5.00%	07/01/2032	500	519,750
Series 2017 A, RB	5.00%	07/01/2037	2,650	2,717,734
Series 2017 A, RB	5.00%	07/01/2052	10,485	10,540,780
District of Columbia (Provident Group - Howard Properties LLC); Series 2013, RB	5.00%	10/01/2045	7,750	7,663,200
District of Columbia Tobacco Settlement Financing Corp.; Series 2006 A, RB(i)	0.00%	06/15/2046	100,920	21,334,488
Series 2006 C, RB(i)	0.00%	06/15/2055	60,320	5,526,519
District of Columbia Water & Sewer Authority; Series 2013 A, RB(a)(b)(c)	5.00%	10/01/2023	27,000	30,296,700
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement); Series 2019 B, Ref. RB	4.00%	10/01/2049	7,500	8,256,225
				118,768,846

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–5.71%
Alachua (County of), FL Health Facilities Authority (East Ridge Retirement Village, Inc.); Series 2014, RB	5.00%	11/15/2024	$3,020	$3,012,722
Series 2014, RB	5.63%	11/15/2029	1,000	999,570
Series 2014, RB	6.00%	11/15/2029	4,000	4,015,360
Series 2014, RB	6.00%	11/15/2034	2,500	2,476,725
Series 2014, RB	6.25%	11/15/2044	22,145	21,477,550
Series 2014, RB	6.38%	11/15/2049	5,130	5,000,929
Alachua (County of), FL Health Facilities Authority (Oak Hammock at the University of Florida); Series 2012 A, Ref. RB	8.00%	10/01/2032	1,000	1,096,490
Series 2012 A, Ref. RB	8.00%	10/01/2042	2,500	2,722,400
Series 2012 A, Ref. RB	8.00%	10/01/2046	2,000	2,174,660
Alachua (County of), FL Health Facilities Authority (Terraces at Bonita Springs); Series 2011 A, RB	8.00%	11/15/2031	3,640	3,653,068
Series 2011 A, RB	8.13%	11/15/2041	15,205	15,222,030
Series 2011 A, RB	8.13%	11/15/2046	19,100	19,117,572
Atlantic Beach (City of), FL (Fleet Landing); Series 2018 A, RB	5.00%	11/15/2043	1,100	1,231,725
Series 2018 A, RB	5.00%	11/15/2048	5,000	5,577,500
Broward (County of), FL; Series 2017, RB(c)(d)(l)	5.00%	10/01/2042	12,045	14,141,432
Buckeye Park Community Development District; Series 2008 A, RB(e)(k)	7.88%	05/01/2038	4,900	2,107,000
Cape Coral (City of), FL Health Facilities Authority (Gulf Care, Inc.); Series 2015, Ref. RB(h)	5.88%	07/01/2040	1,165	1,234,364
Series 2015, Ref. RB(h)	6.00%	07/01/2045	6,000	6,347,700
Series 2015, Ref. RB(h)	6.00%	07/01/2050	5,360	5,659,838
Capital Trust Agency (H-Bay Ministries, Inc.- Superior Residences); Series 2018 A-1, RB	4.00%	07/01/2038	2,750	1,511,345
Series 2018 A-1, RB	4.00%	07/01/2043	1,000	549,350
Series 2018 A-1, RB	4.13%	07/01/2053	2,000	1,098,300
Series 2018 B, RB	5.00%	07/01/2043	500	199,060
Series 2018 B, RB	5.00%	07/01/2053	1,100	437,844
Capital Trust Agency (Sarasota-Manatee Jewish Housing Council, Inc.); Series 2017, Ref. RB(h)	5.00%	07/01/2037	1,000	1,033,340
Series 2017, Ref. RB(h)	5.00%	07/01/2046	600	610,050
Capital Trust Agency (Tallahassee Tapestry); Series 2015, RB(e)(h)	6.75%	12/01/2035	5,405	2,162,000
Series 2015, RB(e)(h)	7.00%	12/01/2045	2,000	800,000
Series 2015, RB(e)(h)	7.13%	12/01/2050	1,000	400,000
Capital Trust Agency (University Bridge LLC Student Housing); Series 2018 A, RB(h)	5.25%	12/01/2043	15,850	18,133,192
Capital Trust Agency, Inc. (Franklin Academy); Series 2020, RB(h)	5.00%	12/15/2050	1,955	2,101,293
Series 2020, RB(h)	5.00%	12/15/2055	2,845	3,052,144
Capital Trust Agency, Inc. (H-Bay Ministries, Inc.- Superior Residences); Series 2018 A-1, RB	5.00%	07/01/2048	5,660	3,110,227
Capital Trust Agency, Inc. (University Bridge LLC Student Housing); Series 2018 A, RB(h)	4.00%	12/01/2028	4,110	4,448,047
Series 2018 A, RB(h)	5.25%	12/01/2058	15,500	17,508,800
Charlotte (County of), FL Industrial Development Authority (Town & Country Utilities); Series 2019, RB(d)(h)	5.00%	10/01/2049	2,420	2,652,998
Collier (County of), FL Industrial Development Authority (The Arlington of Naples); Series 2014 A, RB (Acquired 12/16/2013 - 09/18/2020; Cost $6,344,282)(e)(h)(j)	8.13%	05/15/2044	6,670	5,160,912
Series 2014 A, RB (Acquired 12/16/2013 - 12/19/2013; Cost $43,950,403)(e)(h)(j)	8.25%	05/15/2049	44,570	34,486,037
Series 2015 A, RB (Acquired 06/30/2015; Cost $345,000)(e)(h)(j)	5.50%	05/15/2025	345	266,944
Series 2015 A, RB (Acquired 06/30/2015; Cost $875,000)(e)(h)(j)	6.25%	05/15/2035	875	677,031
Series 2015 A, RB (Acquired 06/30/2015; Cost $3,000,000)(e)(h)(j)	6.50%	05/15/2049	3,000	2,321,250
County of Broward FL Airport System Revenue; Series 2020-XL0136, Ctfs.(c)(d)	4.00%	10/01/2049	14,000	15,434,160
County of Miami-Dade FL Water & Sewer System Revenue; Series 2019 XX1109, Revenue Ctfs.(c)(l)	4.00%	10/01/2049	17,500	20,192,025
East Homestead Community Development District; Series 2013, RB	5.63%	11/01/2043	2,000	2,093,840
Florida (State of) Mid-Bay Bridge Authority; Series 2011 A, RB(a)(b)	7.25%	10/01/2021	14,000	14,576,520
Florida Development Finance Corp. (Green Bonds); Series 2019 B, RB(d)(h)	7.38%	01/01/2049	25,000	24,267,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Florida Development Finance Corp. (Palm Bay Academy, Inc.); Series 2017, Ref. RB(h)(k)	0.00%	05/15/2037	$2,235	$253,010
Series 2017, Ref. RB(h)	6.38%	05/15/2037	2,705	2,360,194
Florida Development Finance Corp. (Renaissance Charter School, Inc.); Series 2012 A, RB(h)	6.00%	06/15/2032	4,250	4,418,215
Series 2012 A, RB(h)	6.13%	06/15/2043	4,250	4,396,965
Series 2015, RB(h)	6.13%	06/15/2046	14,035	15,721,724
Florida Development Finance Corp. (Sculptor Charter School); Series 2008 A, RB	7.25%	10/01/2038	2,375	2,383,550
Series 2012, RB	7.00%	10/01/2026	70	71,870
Series 2012, RB	7.25%	10/01/2041	595	609,738
Florida Development Finance Corp. (Virgin Trains USA Passenger Rail); Series 2019 A, Ref. RB(b)(d)(h)	6.25%	01/01/2024	14,410	14,192,697
Series 2019 A, Ref. RB(b)(d)(h)	6.38%	01/01/2026	43,480	42,281,256
Series 2019 A, Ref. RB(b)(d)(h)	6.50%	01/01/2029	6,310	6,054,445
Gramercy Farms Community Development District; Series 2007 A-1, RB(e)	5.25%	05/01/2039	1,335	3,351
Series 2007 A-2, RB(e)	5.25%	05/01/2039	1,700	4,267
Series 2011, Ref. RB(f)(k)	6.75%	05/01/2039	20,120	11,066,000
Highlands (County of), FL Health Facilities Authority (Trousdale Foundation Properties); Series 2018 A, RB	6.25%	04/01/2049	13,980	6,578,848
Hillsborough (County of), FL Industrial Development Authority (Tampa General Hospital); Series 2020, RB	4.00%	08/01/2045	1,500	1,681,935
Kendall Breeze West Community Development District; Series 2004, RB	5.88%	05/01/2034	1,020	1,021,071
Lake (County of), FL (Lakeside at Waterman Village); Series 2020 A, Ref. RB	5.75%	08/15/2050	10,000	10,660,100
Series 2020 A, Ref. RB	5.75%	08/15/2055	6,000	6,349,440
Lake Helen (City of), FL (Ivy Hawn Charter School of the Arts); Series 2018 A, RB(h)	5.50%	07/15/2048	2,250	2,406,398
Series 2018 A, RB(h)	5.75%	07/15/2053	2,030	2,219,480
Lee (County of), FL Industrial Development Authority (Cypress Cove Healthpark); Series 2012, Ref. RB(a)(b)	5.25%	10/01/2022	4,500	4,851,720
Series 2012, Ref. RB(a)(b)	5.75%	10/01/2022	10,100	10,969,004
Series 2012, Ref. RB(a)(b)	6.50%	10/01/2022	10,000	10,965,100
Lee (County of), FL Industrial Development Authority (Lee County Community Charter Schools, LLC); Series 2012, IDR	5.50%	06/15/2032	1,880	1,914,404
Series 2012, IDR	5.75%	06/15/2042	3,210	3,260,140
Miami-Dade (County of), FL; Series 2009, RB(i)	0.00%	10/01/2035	12,000	7,907,160
Series 2009, RB(i)	0.00%	10/01/2042	42,215	20,790,043
Miami-Dade (County of), FL Educational Facilities Authority (University of Miami); Series 2018 A, RB(c)	5.00%	04/01/2053	13,500	15,726,690
Miami-Dade (County of), FL Health Facilities Authority (Miami Children’s Hospital); Series 2010, Ref. RB	6.00%	08/01/2030	135	135,466
Series 2010, Ref. RB	6.13%	08/01/2042	65	65,204
Orange (County of), FL Housing Finance Authority (Alhambra Trace Apartments); Series 1998 C, RB	7.00%	04/01/2028	1,070	1,071,808
Orange (County of), FL Housing Finance Authority (Governors Manor Apartments); Series 2001 F-4, RB	7.25%	10/01/2031	3,320	3,327,337
Orange (County of), FL Housing Finance Authority (Lake Davis Apartments); Series 2001 F-1, RB	7.25%	10/01/2031	690	691,525
Orange (County of), FL Housing Finance Authority (Lake Jennie Phase I); Series 2001 F-2, RB	7.25%	10/01/2031	180	180,398
Orange (County of), FL Housing Finance Authority (Lake Jennie Phase II); Series 2001 F-3, RB	7.25%	10/01/2031	690	691,525
Orange (County of), FL Housing Finance Authority (Mellonville Trace Apartments); Series 2001 F-5, RB	7.25%	10/01/2031	265	265,586
Orlando (City of), FL; Series 2014 A, RB(a)(b)(c)	5.00%	05/01/2024	20,305	23,190,137
Osceola (County of), FL; Series 2020 A-1, Ref. RB	4.00%	10/01/2054	4,100	4,545,629
Palm Beach (County of), FL Health Facilities Authority (Sinai Residences of Boca Raton); Series 2014 A, RB	7.50%	06/01/2049	2,750	2,969,203

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Pinellas (County of), FL Educational Facilities Authority (Pinellas Preparatory Academy); Series 2011 A, RB(a)	6.13%	09/15/2021	$160	$165,042
Series 2011 A, RB(a)(b)	7.13%	09/15/2021	3,250	3,365,115
Polk (County of), FL Industrial Development Authority (Carpenter’s Home Estates); Series 2019, Ref. IDR	5.00%	01/01/2049	4,690	5,105,722
Polk (County of), FL Industrial Development Authority (Mineral Development LLC); Series 2020, RB(d)(h)	5.88%	01/01/2033	7,000	7,391,370
Reunion East Community Development District; Series 2002 A-2, RB(e)(k)	7.38%	05/01/2033	145	1
Series 2005, RB(e)(k)	5.80%	05/01/2036	1,716	17
Series 2015-1, RB	6.60%	05/01/2033	40	40,768
Series 2015-2, RB	6.60%	05/01/2036	1,550	1,570,956
Sterling Hill Community Development District; Series 2003 A, RB(k)(m)	6.20%	05/01/2035	1,375	824,806
Tallahassee (City of), FL (Tallahassee Memorial Health Care, Inc.); Series 2016, RB	5.00%	12/01/2055	4,000	4,425,040
Tampa Bay Water; Series 2001 A, RB (INS - NATL)(c)(g)	6.00%	10/01/2029	13,440	18,664,934
Treeline Preserve Community Development District; Series 2007 A, RB(e)(k)	6.80%	05/01/2039	4,895	2,447,500
				588,806,748

Georgia–0.79%
Atlanta (City of), GA Water & Wastewater Revenue; Series 2015, Ref. RB(c)	5.00%	11/01/2040	37,555	43,485,686
Clayton (County of), GA Development Authority (Delta Air Lines, Inc.); Series 2009 A, RB	8.75%	06/01/2029	4,200	4,222,633
Fulton (County of), GA Residential Care Facilities for the Elderly Authority (Canterbury Court); Series 2019 A, Ref. RB(h)	5.00%	04/01/2047	2,740	2,789,101
Series 2019 A, Ref. RB(h)	5.00%	04/01/2054	1,660	1,681,962
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4); Series 2019 A, RB	5.00%	01/01/2049	15,000	17,722,050
Marietta (City of), GA Developing Authority (Life University, Inc.); Series 2017 A, Ref. RB(h)	5.00%	11/01/2037	6,000	6,478,680
Series 2017 A, Ref. RB(h)	5.00%	11/01/2047	4,480	4,750,323
				81,130,435

Idaho–0.26%
Gooding Industrial Development Corp. (Intrepid Technology & Resources); Series 2006, RB (Acquired 11/03/2006; Cost $7,640,000)(d)(e)(j)(k)	7.50%	11/01/2024	7,640	0
Idaho (State of) Health Facilities Authority (Terraces of Boise); Series 2014 A, RB	7.00%	10/01/2024	550	471,449
Series 2014 A, RB	7.38%	10/01/2029	100	85,379
Series 2014 A, RB (Acquired 01/15/2014 - 09/18/2020; Cost $15,116,177)(j)	8.00%	10/01/2044	17,030	14,565,929
Series 2014 A, RB (Acquired 01/15/2014 - 05/22/2020; Cost $10,874,921)(j)	8.13%	10/01/2049	12,000	10,234,080
Idaho (State of) Housing & Finance Association (North Star Charter School); Series 2014 B, Ref. RB(h)(i)	0.00%	07/01/2049	9,112	1,783,882
				27,140,719

Illinois–10.62%
Bartlett (Village of), IL (Quarry Redevelopment); Series 2007, Ref. RB	5.60%	01/01/2023	1,925	1,927,464
Bolingbrook (Village of), IL; Series 2005, RB	6.25%	01/01/2024	2,947	2,812,417
Series 2005, RB	6.00%	01/01/2026	4,500	4,126,050
Bolingbrook (Village of), IL Special Service Area No. 2005-1; Series 2019, Ref. RB	5.25%	03/01/2041	4,000	4,137,120
Burbank (City of), IL (Intercultural Montessori Language School); Series 2015, RB(h)	6.25%	09/01/2045	4,000	4,324,360
Chicago (City of), IL; Series 2002 B, GO Bonds	5.50%	01/01/2034	3,145	3,491,579
Series 2003 B, Ref. GO Bonds	5.50%	01/01/2032	2,150	2,397,143
Series 2003 B, Ref. GO Bonds	5.50%	01/01/2033	3,000	3,337,050
Series 2003 B, Ref. GO Bonds	5.50%	01/01/2034	2,160	2,398,032
Series 2005 D, Ref. GO Bonds	5.50%	01/01/2037	6,075	6,728,609
Series 2007 E, Ref. GO Bonds	5.50%	01/01/2035	2,500	2,772,100
Series 2007 F, Ref. GO Bonds	5.50%	01/01/2035	10,640	11,798,058
Series 2007 G, Ref. GO Bonds	5.50%	01/01/2035	375	415,815
Series 2007 G, Ref. GO Bonds	5.50%	01/01/2042	400	442,124
Series 2011, COP	7.13%	05/01/2021	339	338,656

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Series 2011, COP	7.13%	05/01/2025	$18,885	$18,886,511
Series 2012 A, GO Bonds	5.00%	01/01/2033	3,500	3,583,580
Series 2014 A, Ref. GO Bonds	5.25%	01/01/2033	3,250	3,509,253
Series 2014, RB(c)	5.00%	01/01/2044	16,755	18,567,723
Series 2015 A, GO Bonds	5.50%	01/01/2034	4,440	4,929,288
Series 2015 A, GO Bonds	5.50%	01/01/2035	2,000	2,217,680
Series 2017 A, Ref. GO Bonds	6.00%	01/01/2038	64,150	76,054,315
Chicago (City of), IL (Diversey/Narragansett); Series 2006, COP(k)	7.46%	02/15/2026	2,034	1,508,214
Chicago (City of), IL (Lakeshore East); Series 2003, RB	6.63%	12/01/2022	976	978,420
Chicago (City of), IL (O’Hare International Airport); Series 2017 D, RB(c)(d)	5.00%	01/01/2047	27,500	31,436,625
Series 2017 D, RB(c)(d)	5.00%	01/01/2052	9,960	11,357,488
Chicago (City of), IL Board of Education; Series 2011 A, GO Bonds	5.00%	12/01/2041	3,315	3,384,980
Series 2012 A, GO Bonds	5.00%	12/01/2042	12,280	12,838,249
Series 2017 H, GO Bonds	5.00%	12/01/2046	3,000	3,416,970
Series 2018 D, Ref. GO Bonds	5.00%	12/01/2046	23,170	25,016,767
Chicago (City of), IL Metropolitan Water Reclamation District; Series 2016 C, GO Bonds(c)	5.00%	12/01/2045	19,750	23,510,795
Chicago (City of), IL Transit Authority; Series 2014, RB(c)	5.25%	12/01/2049	27,000	31,271,670
Chicago (State of) Board of Education; Series 2011 A, GO Bonds	5.50%	12/01/2039	13,000	13,330,850
Series 2015 C, GO Bonds	5.25%	12/01/2039	23,310	25,579,694
Chicago O’Hare International Airport; Series 2018 A, Ref. RB(d)	5.00%	01/01/2053	5,000	5,858,250
Cook (County of), IL; Series 2018, RB(c)	5.25%	11/15/2036	7,750	9,492,278
East Dundee (Village of), IL (Route 25 South Redevelopment); Series 2012, RB	5.63%	12/01/2031	1,530	1,533,794
Gilberts (Village of), IL Special Service Area No. 24 (The Conservancy); Series 2014 A, RB	5.38%	03/01/2034	1,380	1,379,714
Gilberts Special Service Area No. 25 (The Conservancy); Series 2018 A, RB(f)	6.00%	03/01/2048	13,121	13,436,822
Illinois (State of); Series 2013, GO Bonds	5.50%	07/01/2027	5,105	5,513,859
Series 2013, GO Bonds	5.25%	07/01/2030	4,965	5,324,019
Series 2013, GO Bonds	5.50%	07/01/2033	1,520	1,629,030
Series 2013, GO Bonds	5.50%	07/01/2038	9,000	9,598,500
Series 2016, GO Bonds	5.00%	11/01/2028	10,700	12,278,250
Series 2016, GO Bonds	4.00%	06/01/2033	3,150	3,349,899
Series 2016, Ref. GO Bonds	5.00%	02/01/2025	4,775	5,375,313
Series 2016, Ref. GO Bonds	5.00%	02/01/2026	4,775	5,474,920
Series 2016, Ref. GO Bonds	5.00%	02/01/2027	12,145	14,177,830
Series 2017 A, GO Bonds	5.00%	12/01/2034	5,125	5,848,138
Series 2017 C, GO Bonds	5.00%	11/01/2029	10,350	11,851,888
Series 2017 D, GO Bonds(c)(l)	5.00%	11/01/2023	33,000	36,057,450
Series 2017 D, GO Bonds	5.00%	11/01/2025	21,000	23,879,100
Series 2017 D, GO Bonds	5.00%	11/01/2026	7,500	8,621,850
Series 2017 D, GO Bonds	5.00%	11/01/2027	13,000	15,146,690
Series 2018 A, GO Bonds	6.00%	05/01/2028	6,985	8,762,752
Series 2020, GO Bonds	5.75%	05/01/2045	8,750	10,699,587
Illinois (State of) Finance Authority (CITGO Petroleum Corp.); Series 2002, RB(d)	8.00%	06/01/2032	4,020	4,024,342
Illinois (State of) Finance Authority (Collegiate Housing Foundation - DeKalb II, LLC - Northern Illinois University); Series 2011, RB	6.88%	10/01/2043	7,000	7,105,910
Illinois (State of) Finance Authority (Intrinsic Schools - Belmont School); Series 2015, RB(h)	6.00%	12/01/2045	3,715	4,110,908
Illinois (State of) Finance Authority (Lutheran Communities Obligated Group); Series 2019 A, Ref. RB	5.00%	11/01/2035	3,000	3,371,160
Series 2019 A, Ref. RB	5.00%	11/01/2040	6,660	7,409,916
Series 2019 A, Ref. RB	5.00%	11/01/2049	34,075	37,518,619
Illinois (State of) Finance Authority (Montgomery Place); Series 2017, Ref. RB	5.25%	05/15/2037	6,795	7,008,295
Series 2017, Ref. RB	5.25%	05/15/2048	12,770	12,964,742
Illinois (State of) Finance Authority (Navistar International Corp.); Series 2020, Ref. RB(b)(h)	4.75%	08/01/2030	19,975	21,333,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of) Finance Authority (Norwegian American Hospital, Inc.); Series 2008, RB	7.63%	09/15/2028	$2,600	$2,600,364
Series 2008, RB	7.75%	09/15/2038	8,055	8,089,073
Illinois (State of) Finance Authority (Park Place of Elmhurst); Series 2016 A, RB (Acquired 08/05/2016-09/11/2020; Cost $697,923)(j)	6.20%	05/15/2030	969	871,695
Series 2016 A, RB (Acquired 04/01/2016-09/11/2020; Cost $11,260,786)(j)	6.24%	05/15/2038	12,534	11,280,600
Series 2016 A, RB (Acquired 04/01/2016-09/11/2020; Cost $23,041,800)(j)	6.33%	05/15/2048	25,911	23,320,350
Series 2016 A, RB (Acquired 04/01/2016-09/11/2020; Cost $21,836,113)(j)	6.44%	05/15/2055	24,651	22,186,350
Series 2016, RB (Acquired 04/01/2016-09/11/2020; Cost $885,015)(e)(j)	2.00%	05/15/2055	8,392	251,768
Illinois (State of) Finance Authority (Peace Village); Series 2013, RB(a)(b)	7.00%	08/15/2023	12,210	14,028,802
Illinois (State of) Finance Authority (Plymouth Place); Series 2013, Ref. RB	6.00%	05/15/2043	10,600	11,356,098
Series 2015, Ref. RB	5.25%	05/15/2045	1,850	1,941,446
Series 2015, Ref. RB	5.25%	05/15/2050	4,810	5,047,758
Illinois (State of) Finance Authority (Rogers Park Montessori School); Series 2014, Ref. RB	6.00%	02/01/2034	750	798,488
Series 2014, Ref. RB	6.13%	02/01/2045	1,500	1,585,515
Illinois (State of) Finance Authority (Roosevelt University); Series 2007, RB	5.50%	04/01/2037	9,170	9,185,772
Series 2018 B, Ref. RB(h)	6.13%	04/01/2058	6,000	7,089,900
Series 2019 A, RB(h)	6.13%	04/01/2049	5,000	5,941,350
Series 2019 A, RB(h)	6.13%	04/01/2058	15,350	18,138,327
Illinois (State of) Finance Authority (Rush University Medical Center); Series 2015 A, Ref. RB	5.00%	11/15/2038	2,500	2,830,900
Series 2015 B, Ref. RB	5.00%	11/15/2039	3,700	4,184,552
Illinois (State of) Finance Authority (Three Crowns Park); Series 2017, Ref. RB	5.00%	02/15/2032	985	992,535
Series 2017, Ref. RB	5.25%	02/15/2037	2,365	2,389,005
Series 2017, Ref. RB	5.25%	02/15/2047	7,500	7,395,225
Illinois (State of) Finance Authority (United Neighborhood Organization Charter School Network, Inc.); Series 2011, Ref. RB	6.88%	10/01/2031	2,595	2,658,422
Series 2011, Ref. RB	7.13%	10/01/2041	1,000	1,022,540
Illinois (State of) Finance Authority (University of Chicago); Series 2013 A, RB(c)	5.25%	10/01/2052	27,000	28,960,470
Illinois (State of) Finance Authority (Villa St. Benedict); Series 2015, Ref. RB	6.13%	11/15/2035	9,210	10,308,661
Series 2015, Ref. RB	6.38%	11/15/2043	10,700	11,958,641
Illinois (State of) Housing Development Authority (Stonebridge of Gurnee); Series 2016 A, RB(h)	5.45%	01/01/2046	5,000	4,626,250
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion); Series 2002 A, RB (INS - NATL)(g)(i)	0.00%	12/15/2038	29,950	17,406,940
Series 2012 A, RB	5.00%	06/15/2042	2,000	2,080,960
Series 2012 B, RB(i)	0.00%	12/15/2051	13,165	4,462,145
Series 2012, RB(i)	0.00%	12/15/2050	35,755	12,585,402
Series 2015, RB(i)	0.00%	12/15/2052	31,000	10,112,820
Series 2017 B, Ref. RB(f)	4.95%	12/15/2047	3,000	2,422,200
Series 2017 B, Ref. RB(i)	0.00%	12/15/2054	20,000	6,040,000
Series 2020, Ref. RB	5.00%	12/15/2045	680	812,178
Series 2020, Ref. RB	5.00%	06/15/2050	13,700	16,279,436
Malta (Village of), IL (Prairie Springs); Series 2006, RB(k)(m)	5.75%	12/30/2025	1,800	576,000
Matteson (Village of), IL; Series 2015, RB	6.50%	12/01/2035	1,220	1,327,006
Metropolitan Pier & Exposition Authority (McCormick Place Expansion); Series 2002 A, RB (INS - NATL)(g)(i)	0.00%	12/15/2040	25,000	13,383,000
Series 2015 A, RB	5.00%	06/15/2053	4,000	4,501,160
Series 2017, RB	5.00%	06/15/2057	10,000	11,680,300
Metropolitan Pier & Exposition Authority (McCormick); Series 2002 A, RB (INS - NATL)(g)(i)	0.00%	06/15/2034	5,000	3,465,900
Metropolitan Water Reclamation District of Greater Chicago; Series 2015 A, GO Bonds(c)	5.00%	12/01/2044	31,000	35,508,640
Morton Grove (Village of), IL (Sawmill Station Redevelopment); Series 2019, RB	5.00%	01/01/2039	2,000	2,022,940
Pingree Grove (Village of), IL (Cambridge Lakes Learning Center); Series 2011, RB(a)(b)	8.50%	06/01/2021	3,290	3,356,853
Plano (City of), IL Special Service Area No. 10 (Lakewood Springs Club); Series 2007, RB(e)(k)	5.80%	03/01/2037	5,615	617,650

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Railsplitter Tobacco Settlement Authority; Series 2010, RB(a)(b)	6.00%	06/01/2021	$17,050	$17,296,884
Sales Tax Securitization Corp.; Series 2018 C, Ref. RB	5.25%	01/01/2048	15,000	17,960,100
Southwestern Illinois Development Authority (US Steel Corp.); Series 2012, RB(d)	5.75%	08/01/2042	1,945	2,018,443
St. Charles (City of), IL Special Service Area No. 21; Series 1998, RB	6.63%	03/01/2028	735	735,485
Volo (Village of), IL Special Service Area No. 17; Series 2017, Ref. RB	5.50%	03/01/2047	1,210	1,249,845
Yorkville (United City of), IL Special Service Area No. 2006-113 (Cannonball/Beecher Road); Series 2007, RB	5.75%	03/01/2028	2,975	2,977,767
				1,094,883,885

Indiana–0.63%
Indiana (State of) Finance Authority (Good Samaritan Hospital); Series 2016 A, RB	5.50%	04/01/2046	5,785	6,589,057
Indiana (State of) Finance Authority (Indiana University Health Obligated Group); Series 2015 A, Ref. RB(c)	5.00%	12/01/2040	15,750	17,766,000
Indiana (State of) Finance Authority (Irvington Community School); Series 2018 A, Ref. RB(h)	5.90%	07/01/2038	1,000	1,046,450
Series 2018 A, Ref. RB(h)	6.00%	07/01/2048	2,750	2,882,578
Indiana (State of) Finance Authority (Ohio Valley Electrical Corp.); Series 2012 A, RB	5.00%	06/01/2039	7,145	7,362,708
Indianapolis (City of), IN (Ritter Affordable Assisted Living); Series 2014, RB (Acquired 04/25/2014; Cost $5,410,000)(j)	6.90%	12/01/2033	5,410	5,162,709
Valparaiso (City of), IN (Pratt Paper, LLC); Series 2013, RB(d)	6.75%	01/01/2034	10,785	12,181,226
Series 2013, RB(d)	7.00%	01/01/2044	11,000	12,363,340
				65,354,068

Iowa–2.35%
Iowa (State of) Finance Authority (Iowa Fertilizer Co.); Series 2013, RB	5.25%	12/01/2025	47,390	52,059,810
Series 2013, Ref. RB(b)	5.25%	12/01/2037	14,010	15,537,090
Iowa (State of) Finance Authority (Lifespace Communities, Inc.); Series 2016, RB	5.00%	05/15/2047	4,500	5,005,980
Iowa (State of) Tobacco Settlement Authority; Series 2005 B, RB	5.60%	06/01/2034	31,350	31,792,976
Series 2005 C, RB	5.50%	06/01/2042	28,435	28,836,787
Series 2005 C, RB	5.63%	06/01/2046	33,390	33,861,800
Series 2005 D, RB(i)	0.00%	06/01/2046	181,600	38,428,376
Series 2005 E, RB(i)	0.00%	06/01/2046	215,990	36,904,051
				242,426,870

Kansas–0.38%
Olathe (City of), KS (West Village Center); Series 2007, RB	5.45%	09/01/2022	1,140	1,133,320
Series 2007, RB	5.50%	09/01/2026	2,835	2,751,849
Roeland Park (City of), KS (TDD No. 1); Series 2005, RB(k)(m)	5.75%	12/01/2025	399	267,458
Series 2006 A, RB(k)(m)	5.88%	12/01/2025	749	501,907
Roeland Park (City of), KS (TDD No. 2); Series 2006 B, RB(k)(m)	5.88%	12/01/2025	900	630,103
Wichita (City of), KS (Larksfield Place); Series 2013 III, Ref. RB	7.13%	12/15/2036	1,000	1,069,810
Series 2013 III, Ref. RB	7.38%	12/15/2043	5,000	5,347,650
Wichita (City of), KS (Presbyterian Manors, Inc.); Series 2013 IV-A, RB	6.38%	05/15/2043	5,000	5,302,950
Series 2013 IV-A, RB	6.50%	05/15/2048	11,000	11,688,270
Series 2014 IV-A, RB	5.63%	05/15/2044	1,850	1,949,660
Series 2014 IV-A, RB	5.63%	05/15/2049	2,750	2,892,202
Series 2019, Ref. RB	5.00%	05/15/2050	3,265	3,301,992
Wyandotte (County of), KS Unified Government (Legends Apartments Garage & West Lawn); Series 2018, RB	4.50%	06/01/2040	2,025	2,081,660
				38,918,831

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kentucky–0.80%
Christian (County of), KY (Jennie Stuart Medical Center, Inc.); Series 2016, Ref. RB	5.38%	02/01/2036	$13,245	$14,666,718
Series 2016, Ref. RB	5.50%	02/01/2044	12,020	13,203,610
Kentucky (Commonwealth of) Economic Development Finance Authority (Baptist Healthcare System); Series 2017 B, RB	5.00%	08/15/2046	7,855	9,186,344
Kentucky (Commonwealth of) Economic Development Finance Authority (Masonic Home Independent Living II, Inc.); Series 2011, RB(a)(b)	7.00%	05/15/2021	2,500	2,534,175
Series 2011, RB(a)(b)	7.25%	05/15/2021	3,050	3,093,249
Series 2011, RB(a)(b)	7.38%	05/15/2021	1,000	1,014,430
Kentucky (Commonwealth of) Economic Development Finance Authority (Masonic Homes of Kentucky, Inc.); Series 2012, Ref. RB	5.38%	11/15/2032	1,600	1,619,712
Kentucky (Commonwealth of) Economic Development Finance Authority (Owensboro Health, Inc.); Series 2017 A, Ref. RB	5.00%	06/01/2041	4,000	4,349,280
Kentucky (Commonwealth of) Economic Development Finance Authority (Rosedale Green); Series 2015, Ref. RB	5.50%	11/15/2035	1,200	1,219,754
Series 2015, Ref. RB	5.75%	11/15/2045	2,350	2,382,573
Series 2015, Ref. RB	5.75%	11/15/2050	4,650	4,702,919
Kentucky (Commonwealth of) Public Transportation Infrastructure Authority (Downtown Crossing); Series 2013 C, RB(f)	6.60%	07/01/2039	9,000	10,495,620
Series 2013 C, RB(f)	6.75%	07/01/2043	5,000	5,812,950
Series 2013 C, RB(f)	6.88%	07/01/2046	7,000	8,152,550
				82,433,884

Louisiana–0.58%
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority; Series 2015 A, Ref. RB	6.00%	11/15/2030	2,250	2,501,100
Series 2015 A, Ref. RB	6.00%	11/15/2035	4,135	4,521,250
Series 2015 A, Ref. RB	6.25%	11/15/2045	8,985	9,770,918
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Cameron Parish, Louisiana Gomesa) (Green Bonds); Series 2018, RB(h)	5.65%	11/01/2037	4,295	4,840,078
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Lafourche Parish Gomesa); Series 2019, RB(h)	3.95%	11/01/2043	4,475	4,567,096
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Livingston Parish Gomesha) (Green Bonds); Series 2018, Ref. RB(h)	5.38%	11/01/2038	665	735,437
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (St. Mary Parish Gomesa); Series 2019, RB(h)	4.40%	11/01/2044	3,870	4,054,444
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Terrebonne Parish Gomesa Project); Series 2018 A, RB(h)	5.50%	11/01/2039	2,620	2,852,237
Louisiana (State of) Local Government Environmental Facilities and Community Development Authority (Vermilion (Parish of), LA Gomesa) (Green Bonds); Series 2019, RB(h)	4.63%	11/01/2038	2,080	2,223,021
New Orleans (City of), LA Aviation Board (North Terminal); Series 2017 B, RB(c)(d)(l)	5.00%	01/01/2048	17,750	20,263,933
St. James (Parish of), LA (Nustar Logistics, L.P.); Series 2010, RB(h)	6.35%	07/01/2040	3,000	3,800,610
				60,130,124

Maine–0.43%
Maine (State of) Health & Higher Educational Facilities Authority (Eastern Maine Healthcare System); Series 2016 A, RB	5.00%	07/01/2041	5,000	5,402,450
Series 2016 A, RB	5.00%	07/01/2046	3,705	3,973,205
Maine (State of) Health & Higher Educational Facilities Authority (Eastern Maine Medical Center Obligated Group); Series 2013, RB	5.00%	07/01/2043	16,300	16,985,741
Maine (State of) Health & Higher Educational Facilities Authority (Maine General Medical Center); Series 2011, RB(a)(b)	6.75%	07/01/2021	14,930	15,252,936
Series 2011, RB(a)(b)	7.50%	07/01/2021	2,500	2,560,275
				44,174,607

Maryland–0.27%
Anne Arundel (County of), MD (The Villages at Two Rivers); Series 2014, RB	5.25%	07/01/2044	2,145	2,220,268
Baltimore (City of), MD (Convention Center Hotel); Series 2017, Ref. RB	5.00%	09/01/2032	3,135	3,229,583

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Maryland–(continued)
Howard (County of), MD (Annapolis Junction Town Center); Series 2014, RB	5.80%	02/15/2034	$720	$717,379
Series 2014, RB	6.10%	02/15/2044	1,420	1,404,394
Howard (County of), MD (Vantage House Facility); Series 2016, Ref. RB	5.00%	04/01/2046	2,710	2,738,184
Maryland (State of) Health & Higher Educational Facilities Authority (Adventist Healthcare); Series 2011 A, RB	6.13%	01/01/2036	1,500	1,572,420
Maryland (State of) Health & Higher Educational Facilities Authority (Frederick Health System); Series 2020, Ref. RB	4.00%	07/01/2045	1,000	1,123,010
Maryland Economic Development Corp.; Series 2020, RB	4.00%	09/01/2050	4,000	4,277,200
Prince George’s (County of), MD (Westphalia Town Center); Series 2018, RB(h)	5.13%	07/01/2039	1,300	1,421,420
Series 2018, RB(h)	5.25%	07/01/2048	2,100	2,294,943
Rockville (City of), MD (Ingleside at King Farm); Series 2017 A-1, Ref. RB	5.00%	11/01/2037	1,250	1,315,700
Series 2017 B, RB	5.00%	07/01/2024	500	517,135
Series 2017 B, RB	5.00%	11/01/2042	4,600	4,787,312
				27,618,948

Massachusetts–1.04%
Collegiate Charter School of Lowell; Series 2019, RB	5.00%	06/15/2049	1,750	1,890,490
Series 2019, RB	5.00%	06/15/2054	1,620	1,746,797
Massachusetts (Commonwealth of); Series 2004 A, Ref. GO Bonds (INS - AMBAC)(c)(g)	5.50%	08/01/2030	32,040	43,740,688
Massachusetts (Commonwealth of) Development Finance Agency (GF/Pilgrim, Inc.); Series 1998, RB (Acquired 10/28/1998; Cost $2,755,000)(j)	6.75%	10/01/2028	2,755	2,729,103
Massachusetts (Commonwealth of) Development Finance Agency (Lawrence General Hospital); Series 2017, Ref. RB	5.00%	07/01/2047	2,700	2,468,259
Massachusetts (Commonwealth of) Development Finance Agency (Massachusetts Institute of Technology); Series 2002 K, RB(c)	5.50%	07/01/2032	5,015	7,155,953
Massachusetts (Commonwealth of) Development Finance Agency (Milford Regional Medical Center); Series 2020, Ref. RB(h)	5.00%	07/15/2046	500	565,885
Massachusetts (Commonwealth of) Development Finance Agency (Whitney Academy); Series 2000, RB	7.50%	09/01/2030	1,850	1,850,555
University of Massachusetts Building Authority; Series 2017 1, RB(c)	5.25%	11/01/2047	36,580	44,747,217
				106,894,947

Michigan–0.92%
Advanced Technology Academy; Series 2019, Ref. RB	5.00%	11/01/2044	900	954,477
Charyl Stockwell Academy; Series 2015, Ref. RB	5.50%	10/01/2035	2,740	2,839,654
Series 2015, Ref. RB	5.75%	10/01/2045	3,500	3,665,445
Dearborn Economic Development Corp. (Henry Ford Village, Inc.); Series 2008, Ref. RB (Acquired 09/12/2008; Cost $5,100,000)(e)(j)	7.00%	11/15/2028	5,100	3,187,500
Series 2008, Ref. RB (Acquired 09/12/2008 - 11/12/2009; Cost $7,281,933)(e)(j)	7.13%	11/15/2043	7,700	4,812,500
Series 2017, RB (Acquired 09/21/2017; Cost $4,930,000)(e)(h)(j)	7.50%	11/15/2044	4,930	3,081,250
Detroit (City of), MI Water and Sewerage Department; Series 2012 A, Ref. RB(a)(b)	5.00%	07/01/2022	12,725	13,548,562
Detroit Community High School; Series 2005, RB	5.65%	11/01/2025	630	550,948
Series 2005, RB	5.75%	11/01/2030	1,000	778,320
Grand Blanc Academy; Series 2000, COP	7.75%	02/01/2030	1,590	1,477,062
Kentwood Economic Development Corp. (Holland Home); Series 2012, Ref. RB	5.63%	11/15/2032	3,500	3,639,265
Series 2012, Ref. RB	5.63%	11/15/2041	4,160	4,303,353
Michigan (State of) Finance Authority; Series 2020 B-2, Ref. RB(i)	0.00%	06/01/2065	19,000	2,347,260
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department); Series 2014 D-4, Ref. RB	5.00%	07/01/2031	7,000	7,984,480
Series 2014 D-4, Ref. RB	5.00%	07/01/2032	4,000	4,559,720
Series 2014 D-4, Ref. RB	5.00%	07/01/2034	8,700	9,901,992

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Michigan–(continued)
Michigan (State of) Strategic Fund (Canterbury Health Care, Inc.); Series 2016, RB(h)	5.00%	07/01/2036	$1,970	$1,938,795
Series 2016, RB(h)	5.00%	07/01/2046	1,000	933,310
Series 2016, RB(h)	5.00%	07/01/2051	2,000	1,842,060
Michigan Strategic Fund (Evangelical Homes); Series 2013, Ref. RB	5.50%	06/01/2047	6,350	6,494,716
Saline Economic Development Corp. (Evangelical Homes of Michigan); Series 2013, Ref. RB	5.50%	06/01/2047	6,735	6,888,491
Waterford Township Economic Development Corp. (Canterbury Health Care, Inc.); Series 2016 A, Ref. RB(h)	5.00%	07/01/2036	4,550	4,477,928
Series 2016 A, Ref. RB(h)	5.00%	07/01/2046	2,000	1,866,620
Series 2016 A, Ref. RB(h)	5.00%	07/01/2051	2,795	2,574,279
				94,647,987

Minnesota–1.26%
Anoka (City of), MN (The Homestead at Anoka, Inc.); Series 2017, Ref. RB	5.50%	11/01/2046	3,700	4,020,420
Bethel (City of), MN (Spectrum High School); Series 2017 A, Ref. RB	4.00%	07/01/2037	375	396,461
Bloomington (City of), MN Port Authority (Radisson Blu Mall of America, LLC); Series 2010, RB	8.00%	12/01/2025	1,260	1,260,819
Series 2010, RB	9.00%	12/01/2035	10,290	10,296,483
Brooklyn Park (City of), MN (Athlos Leadership Academy); Series 2015, RB	5.50%	07/01/2035	840	898,556
Series 2015, RB	5.50%	07/01/2040	2,250	2,387,430
Series 2015, RB	5.75%	07/01/2046	2,800	2,978,024
Carlton (City of), MN (Inter-Faith Care Center); Series 2006, Ref. RB	5.70%	04/01/2036	2,000	1,954,440
Deephaven (City of), MN (Seven Hills Preparatory Academy); Series 2017, RB	5.00%	10/01/2049	1,200	1,230,768
Minneapolis (City of), MN (Riverton Community Housing); Series 2014, Ref. RB	5.50%	08/01/2049	6,500	6,828,965
Series 2018, RB(h)	4.75%	08/01/2043	600	618,156
Rochester (City of), MN (Homestead at Rochester, Inc.); Series 2013 A, RB	6.88%	12/01/2048	6,000	6,453,780
Sartell (City of), MN (Country Manor Campus LLC); Series 2013, RB	5.38%	09/01/2043	5,000	5,088,050
St. Louis Park (City of), MN (Place Via Sol Project); Series 2018, Ref. RB (Acquired 12/26/2018; Cost $26,750,000)(b)(e)(h)(j)	6.00%	07/01/2027	26,750	28,169,355
St. Paul (City of), MN (Presbyterian Homes Bloomington); Series 2017, Ref. RB	5.00%	09/01/2042	500	524,890
St. Paul (City of), MN Housing & Redevelopment Authority (Emerald Gardens); Series 2010, Ref. RB	6.50%	03/01/2029	810	811,288
St. Paul (City of), MN Housing & Redevelopment Authority (High School for Recording Arts); Series 2015, RB	6.00%	10/01/2035	2,695	2,874,325
Series 2015, RB	6.25%	10/01/2045	4,275	4,552,276
St. Paul (City of), MN Housing & Redevelopment Authority (Higher Ground Academy Project); Series 2018, RB	5.00%	12/01/2043	4,170	4,678,281
Series 2018, RB	5.13%	12/01/2049	7,560	8,486,932
St. Paul (City of), MN Housing & Redevelopment Authority (Hmong College Prep Academy); Series 2016, Ref. RB	5.75%	09/01/2046	1,000	1,155,400
Series 2016, Ref. RB	6.00%	09/01/2051	3,550	4,136,886
St. Paul (City of), MN Housing & Redevelopment Authority (Hope Community Academy); Series 2020, RB	5.00%	12/01/2055	4,000	4,159,360
St. Paul (City of), MN Housing & Redevelopment Authority (Marian Center); Series 2007 A, Ref. RB	5.38%	05/01/2043	5,000	4,999,950
St. Paul (City of), MN Housing & Redevelopment Authority (Nova Classical Academy); Series 2011 A, RB	6.38%	09/01/2031	1,000	1,022,800
St. Paul (City of), MN Housing & Redevelopment Authority (Rossy & Richard Shaller Family Sholom East Campus); Series 2018, Ref. RB	4.35%	10/01/2038	1,185	1,192,146
Series 2018, Ref. RB	5.00%	10/01/2043	1,000	1,020,320
Series 2018, Ref. RB	4.65%	10/01/2048	1,500	1,509,360
Vadnais Heights (City of), MN (Agriculture & Food Sciences Academy); Series 2018 A, Ref. RB	5.50%	12/01/2038	3,335	3,641,987
Series 2018 A, Ref. RB	5.88%	12/01/2048	4,500	4,943,790
Series 2018 A, Ref. RB	6.50%	12/01/2053	4,315	4,901,020
Series 2018 B, Ref. RB	6.75%	12/01/2025	510	516,186

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Minnesota–(continued)
West St. Paul (City of), MN (Walker Westwood Ridge Campus); Series 2017, Ref. RB	5.00%	11/01/2037	$400	$411,016
Series 2017, Ref. RB	5.00%	11/01/2049	1,275	1,290,772
Series 2017, Ref. RB	4.75%	11/01/2052	375	375,289
				129,785,981

Mississippi–0.07%
Mississippi Development Bank (Hancock County Gomesa) (Green Bonds); Series 2019, RB(h)	4.55%	11/01/2039	2,250	2,378,048
Tunica (County of), MS; Series 2019, Ref. RB	6.00%	10/01/2040	5,000	5,164,100
				7,542,148

Missouri–1.69%
370/Missouri Bottom Road/Taussig Road Transportation Development District (Hazelwood); Series 2002, RB (Acquired 10/24/2002; Cost $1,750,000)(e)(j)(k)	7.00%	05/02/2022	1,750	595,000
Series 2002, RB(e)(k)	7.20%	05/01/2049	5,250	1,785,000
Ballwin (City of), MO (Ballwin Town Center); Series 2002 A, Ref. RB(k)	6.50%	10/01/2022	2,330	932,136
Branson Hills Infrastructure Facilities Community Improvement District; Series 2007 A, RB (Acquired 11/12/2009 - 10/27/2015; Cost $2,534,110)(j)(k)	5.50%	04/01/2022	3,170	760,800
Series 2007 A, RB (Acquired 11/12/2009 - 10/27/2015; Cost $4,104,120)(j)(k)	5.50%	04/01/2027	6,055	1,453,200
Chillicothe (City of), MO (South U.S. 65); Series 2006, RB(k)	5.50%	04/01/2021	235	233,437
Dardenne Town Square Transportation Development District; Series 2006 A, RB(k)(m)	5.00%	05/01/2036	3,190	1,276,000
Grandview (City of), MO Industrial Development Authority (Grandview Crossing); Series 2006, RB(k)(m)	5.75%	12/01/2028	1,250	212,500
I-470 Western Gateway Transportation Development District; Series 2019 A, RB(h)	5.25%	12/01/2048	5,415	5,660,083
Series 2019 B, RB(h)	7.75%	12/15/2048	3,853	4,007,043
Kansas City (City of), MO Industrial Development Authority; Series 2020-XL0150, RB (INS - AGM)(c)(d)(g)	5.00%	03/01/2057	40,000	48,344,400
Kansas City (City of), MO Industrial Development Authority (Brentwood Manor Apartments); Series 2002 B, RB(d)	5.25%	10/15/2038	1,975	1,750,265
Kansas City (City of), MO Industrial Development Authority (Northwoods Apartments); Series 2004 A, RB(d)	6.45%	05/01/2040	1,853	1,855,705
Kansas City (City of), MO Land Clearance for Redevelopment Authority (Convention Center Hotel); Series 2018 B, RB(h)	5.00%	02/01/2050	2,550	2,691,576
Kansas City Industrial Development Authority; Series 2020-XL0156, Ctfs.(c)(d)	4.00%	03/01/2050	15,000	16,544,850
Kirkwood (City of), MO Industrial Development Authority (Aberdeen Heights); Series 2017 A, Ref. RB	5.25%	05/15/2050	11,500	12,393,320
Series 2017, Ref. RB	5.25%	05/15/2037	1,285	1,410,840
Series 2017, Ref. RB	5.25%	05/15/2042	1,000	1,085,730
Lee’s Summit (City of), MO Industrial Development Authority (John Knox Village Obligated Group); Series 2014 A, RB	5.25%	08/15/2039	3,000	3,171,300
Series 2018, Ref. RB	5.00%	08/15/2032	1,020	1,122,632
Liberty (City of), MO (Liberty Commons); Series 2015 A, RB(h)	6.00%	06/01/2046	6,170	6,374,351
Maplewood (City of), MO (Maplewood South Redevelopment Area); Series 2005, Ref. RB	5.75%	11/01/2026	1,325	1,325,437
Missouri (State of) Health & Educational Facilities Authority (Truman Medical Center, Inc.); Series 2017 B, RB(h)	4.25%	12/01/2042	5,460	5,842,910
Missouri (State of) Health & Educational Facilities Authority (Washington University); Series 2011 A, RB(a)(b)(c)	5.00%	11/15/2021	6,210	6,422,381
Series 2011 B, RB(a)(b)(c)	5.00%	11/15/2021	10,500	10,859,100
St. Louis (City of), MO Industrial Development Authority (Ballpark Village Development); Series 2017 A, Ref. RB	4.75%	11/15/2047	1,500	1,428,885
St. Louis (County of), MO Industrial Development Authority (Friendship Village West County); Series 2018 A, RB	5.00%	09/01/2038	5,500	6,123,700
Series 2018 A, RB	5.13%	09/01/2048	12,345	13,648,632
Series 2018 A, RB	5.13%	09/01/2049	6,475	7,155,846
Series 2018 A, RB	5.25%	09/01/2053	5,500	6,097,080
St. Louis (County of), MO Industrial Development Authority (Grand Center Redevelopment); Series 2011, RB	6.38%	12/01/2025	1,930	1,932,355
				174,496,494

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Montana–0.03%
Kalispell (City of), MT (Immanuel Lutheran Corp.); Series 2017, Ref. RB	5.25%	05/15/2037	$1,000	$1,029,770
Series 2017, Ref. RB	5.25%	05/15/2052	2,320	2,347,956
				3,377,726

Nebraska–0.22%
Central Plains Energy Project (No. 3); Series 2012, RB(n)	5.00%	09/01/2042	21,715	23,133,641

Nevada–0.40%
Clark (County of), NV (Homestead Boulder City); Series 1997, RB	6.50%	12/01/2027	2,735	2,737,899
Clark (County of), NV (Stadium Improvement Bonds); Series 2018 A, GO Bonds(c)	5.00%	05/01/2048	16,650	19,884,429
Director of the State of Nevada Department of Business & Industry (Somerset Academy); Series 2018 A, RB(h)	5.00%	12/15/2038	1,000	1,057,390
Series 2018 A, RB(h)	5.00%	12/15/2048	3,000	3,141,300
Las Vegas (City of), NV; Series 2016, RB(h)	4.38%	06/15/2035	4,000	4,004,720
Nevada (State of) Department of Business & Industry (Fulcrum Sierra Biofuels, LLC) (Green Bonds); Series 2017, RB(d)(h)	6.25%	12/15/2037	1,000	975,560
Reno (City of), NV (ReTRAC - Reno Transportation Rail Access Corridor); Series 2018 C, Ref. RB(h)(i)	0.00%	07/01/2058	37,500	5,808,375
Series 2018 D, Ref. RB(h)(i)	0.00%	07/01/2058	13,000	1,334,450
Tahoe-Douglas Visitors Authority; Series 2020, RB	5.00%	07/01/2051	2,000	2,241,900
				41,186,023

New Hampshire–0.16%
New Hampshire (State of) Business Finance Authority (Covanta Green Bonds); Series 2020 B, Ref. RB(b)(d)(h)	3.75%	07/02/2040	3,470	3,587,702
New Hampshire (State of) Business Finance Authority (Covanta); Series 2020 A, Ref. RB(b)(h)	3.63%	07/02/2040	2,130	2,200,269
New Hampshire (State of) Health & Education Facilities Authority (Rivermead); Series 2011 A, RB(a)(b)	6.63%	07/01/2021	620	633,051
Series 2011 A, RB(a)(b)	6.88%	07/01/2021	2,125	2,171,474
New Hampshire Business Finance Authority (Convanta); Series 2018 C, Ref. RB(d)(h)	4.88%	11/01/2042	7,500	7,874,475
				16,466,971

New Jersey–5.10%
New Jersey (State of) Economic Development Authority; Series 2015 XX, Ref. RB	5.25%	06/15/2027	10,000	11,600,700
Series 2017 B, Ref. RB	5.00%	11/01/2024	13,000	14,929,720
Series 2017 B, Ref. RB	5.00%	11/01/2026	23,695	28,481,626
New Jersey (State of) Economic Development Authority (Beloved Community Charter School, Inc.); Series 2019 A, RB(h)	5.00%	06/15/2049	1,110	1,189,853
Series 2019 A, RB(h)	5.00%	06/15/2054	725	774,866
New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.); Series 1999, RB(d)	5.25%	09/15/2029	52,065	55,337,285
Series 2000 A, RB(d)	5.63%	11/15/2030	20,000	22,355,800
Series 2012, RB(d)	5.75%	09/15/2027	34,325	35,690,792
New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and Technology, Inc.); Series 2012 A, RB	6.00%	07/01/2032	1,800	1,872,468
Series 2012 A, RB	6.10%	07/01/2044	3,950	4,086,868
Series 2012 C, RB	5.00%	07/01/2032	1,370	1,403,798
Series 2012 C, RB	5.30%	07/01/2044	4,500	4,597,695
New Jersey (State of) Economic Development Authority (Port Newark Container Terminal LLC); Series 2017, Ref. RB(d)	5.00%	10/01/2047	7,730	8,602,872
New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement); Series 2013, RB(d)	5.38%	01/01/2043	22,110	24,364,999
Series 2013, RB(d)	5.63%	01/01/2052	22,695	25,112,698

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
New Jersey (State of) Transportation Trust Fund Authority; Series 2006 C, RB (INS - NATL)(g)(i)	0.00%	12/15/2031	$46,780	$37,124,140
Series 2008 A, RB(i)	0.00%	12/15/2035	13,000	8,754,720
Series 2009 A, RB(i)	0.00%	12/15/2038	63,105	37,852,272
Series 2010 A, RB(i)	0.00%	12/15/2029	2,110	1,753,853
Series 2010 A, RB(i)	0.00%	12/15/2030	8,620	6,928,497
Series 2010 A, RB(i)	0.00%	12/15/2031	15,965	12,389,159
Series 2010 A, RB(i)	0.00%	12/15/2036	45,555	29,497,318
Series 2012 AA, RB	5.00%	06/15/2038	9,000	9,375,300
Series 2013 AA, RB	5.00%	06/15/2044	3,645	3,894,938
Series 2018 A, Ref. RB	5.00%	12/15/2035	4,390	5,245,743
Series 2018 A, Ref. RB	5.00%	12/15/2036	1,200	1,427,184
Series 2019 BB, RB	5.00%	06/15/2044	8,500	9,910,405
Series 2019, RB	5.25%	06/15/2043	10,000	11,861,300
Series 2019, Ref. RB	5.00%	12/15/2039	6,300	7,524,657
Series 2020 AA, RB	4.00%	06/15/2035	1,500	1,696,860
Series 2020 AA, RB	4.00%	06/15/2036	1,270	1,428,445
Series 2020 AA, RB	4.00%	06/15/2037	3,600	4,026,816
Series 2020 AA, RB	5.00%	06/15/2037	4,000	4,894,960
Series 2020 AA, RB	4.00%	06/15/2045	14,275	15,551,756
Series 2020 AA, RB	5.00%	06/15/2045	5,565	6,641,661
Series 2020 AA, RB	4.00%	06/15/2050	10,515	11,397,103
Series 2020 AA, RB	5.00%	06/15/2050	4,770	5,660,750
Subseries 2016 A-1, RN	5.00%	06/15/2028	2,000	2,366,760
New Jersey (State of) Turnpike Authority; Series 2017 B, Ref. RB(c)	5.00%	01/01/2040	11,000	13,231,460
Series 2019 A, RB	4.00%	01/01/2048	5,000	5,623,650
Series 2019 A, RB(c)	5.00%	01/01/2048	23,425	28,375,405
New Jersey Transportation Trust Fund Authority; Series 2012 A, RB	5.00%	06/15/2042	1,000	1,039,780
				525,876,932

New Mexico–0.38%
New Mexico (State of) Hospital Equipment Loan Council (Gerald Champion); Series 2012, Ref. RB	5.50%	07/01/2042	10,000	10,412,400
New Mexico (State of) Hospital Equipment Loan Council (Haverland Charter Lifestyle Group); Series 2013, RB	5.00%	07/01/2042	4,625	4,754,361
New Mexico (State of) Hospital Equipment Loan Council (La Vida Expansion); Series 2019 A, RB	5.00%	07/01/2039	1,225	1,380,624
Series 2019 A, RB	5.00%	07/01/2049	7,050	7,852,431
RHA Housing Development Corp. (Woodleaf Apartments); Series 1997 A, Ref. RB (CEP - GNMA)	7.13%	12/15/2027	1,495	1,497,766
Winrock Town Center Tax Increment Development District No. 1; Series 2015, RB(h)	6.00%	05/01/2040	7,838	7,968,895
Series 2020, RB(h)	8.00%	05/01/2040	5,510	5,571,326
				39,437,803

New York–12.71%
Amherst (Town of), NY Industrial Development Agency (Shaary Zedek); Series 2006 A, Ref. RB	7.00%	06/15/2036	1,795	1,795,215
Brooklyn Arena Local Development Corp. (Barclays Center); Series 2009, RB(i)	0.00%	07/15/2034	14,345	9,826,325
Series 2009, RB(i)	0.00%	07/15/2044	23,805	11,336,179
Buffalo & Erie County Industrial Land Development Corp. (Tapestry Charter School); Series 2017 A, RB	5.00%	08/01/2037	1,325	1,474,447
Series 2017 A, RB	5.00%	08/01/2047	3,790	4,150,429
Series 2017 A, RB	5.00%	08/01/2052	790	862,743
Build NYC Resource Corp. (Brooklyn Navy Yard); Series 2019, Ref. RB(d)(h)	5.50%	12/31/2040	13,140	14,069,918
Erie Tobacco Asset Securitization Corp.; Series 2005 A, RB	5.00%	06/01/2045	10,000	10,009,800
Hudson Yards Infrastructure Corp.; Series 2017 A, RB(c)	5.00%	02/15/2039	21,060	24,794,359

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Metropolitan Transportation Authority; Series 2002 D-1, Ref. RB	5.00%	11/01/2027	$4,750	$5,043,978
Series 2019 D-1, RB	5.00%	09/01/2022	1,520	1,614,346
Series 2020, RB (INS - AGM)(c)(g)(l)	4.00%	11/15/2049	30,640	34,468,774
Series 2020-XM0835, Ctfs. (INS - AGM)(c)(g)	4.00%	11/15/2047	20,000	22,499,200
Series 2020-XX1156, RB(c)(l)	4.00%	11/15/2053	27,500	29,811,375
Metropolitan Transportation Authority (Green Bonds); Series 2016 A1, RB	5.25%	11/15/2056	9,115	10,458,825
Series 2019 C, RB (INS - AGM)(g)	4.00%	11/15/2045	310	349,258
Series 2020 C-1, RB	4.75%	11/15/2045	10,000	11,519,400
Series 2020 C-1, RB	5.00%	11/15/2050	5,000	5,887,050
Series 2020 D1, RB	5.00%	11/15/2044	10,000	11,985,100
Series 2020, Ref. RB	5.00%	11/15/2030	4,000	5,114,280
Monroe County Industrial Development Corp. (St. Ann’s Community); Series 2019, Ref. RB	5.00%	01/01/2040	1,000	1,097,590
Series 2019, Ref. RB	5.00%	01/01/2050	11,250	12,231,450
Nassau (County of), NY Industrial Development Agency (Amsterdam at Harborside); Series 2014 A, RB (Acquired 12/13/2007 - 02/28/2018; Cost $7,092,323)(j)	6.50%	01/01/2032	6,866	3,776,438
Series 2014 A, RB(j)	6.70%	01/01/2049	26,580	14,618,746
Series 2014 C, RB (Acquired 12/13/2007 - 03/21/2014; Cost $0)(e)(j)	2.00%	01/01/2049	13,770	1,377,004
Nassau County Tobacco Settlement Corp.; Series 2006 A-3, RB	5.00%	06/01/2035	10,290	10,425,519
Series 2006 A-3, RB	5.13%	06/01/2046	61,730	62,735,581
Series 2006 B, RB(i)	0.00%	06/01/2046	105,990	25,031,658
New York & New Jersey (States of) Port Authority; One Hundred Sixty-Ninth Series 2011, RB(c)(d)	5.00%	10/15/2028	10,760	11,074,730
Series 2021, Ref. RB(d)	4.00%	07/15/2046	3,090	3,493,152
Two Hundred Series 2017, Ref. RB(c)	5.25%	10/15/2057	20,000	23,716,600
Two Hundred Seventh Series 2018, Ref. RB(c)(d)(l)	5.00%	09/15/2029	22,235	27,558,726
Series 2011, RB(c)(d)	5.00%	10/15/2027	15,400	15,850,450
New York (City of), NY Municipal Water Finance Authority; Series 2012 BB, RB(c)	5.00%	06/15/2047	16,470	17,780,518
Series 2014 BB, RB(c)	5.00%	06/15/2046	15,050	16,480,202
New York (City of), NY Transitional Finance Authority; Series 2013 I, RB(c)	5.00%	05/01/2042	25,775	28,166,920
Subseries 2012 F-1, RB(c)	5.00%	05/01/2039	14,000	14,726,180
Subseries 2013, RB(c)	5.00%	11/01/2042	17,340	19,290,750
New York (County of), NY Tobacco Trust V; Series 2005 S-1, RB(i)	0.00%	06/01/2038	65,990	23,817,770
Series 2005 S-2, RB(i)	0.00%	06/01/2050	45,500	6,680,765
Series 2005 S-3, RB(i)	0.00%	06/01/2055	225,000	20,767,500
New York (State of) Dormitory Authority; Series 2014 C, RB(c)	5.00%	03/15/2041	26,940	30,300,765
Series 2015 C, RB(a)(b)	5.00%	09/15/2025	40	47,924
Series 2018 E, RB(c)	5.00%	03/15/2045	35,050	42,322,875
New York (State of) Dormitory Authority (General Purpose); Series 2011 C, RB(c)	5.00%	03/15/2031	15,000	15,052,200
New York (State of) Dormitory Authority (Sales Tax); Series 2015 B-C, RB(a)(c)	5.00%	03/15/2045	49,140	57,172,918
New York (State of) Metropolitan Transportation Authority; Series 2012 C, RB	5.00%	11/15/2028	8,355	8,875,266
New York City Transitional Finance Authority; Series 2020 C-1, RB	4.00%	05/01/2040	500	573,330
New York Convention Center Development Corp. (Hotel Unit Fee Secured); Series 2016 A, RB(i)	0.00%	11/15/2047	12,525	4,789,435
New York Liberty Development Corp. (3 World Trade Center); Series 2014, Class 1, Ref. RB(h)	5.00%	11/15/2044	37,160	40,424,506
Series 2014, Class 2, Ref. RB(h)	5.38%	11/15/2040	2,500	2,775,975
Series 2014, Class 3, Ref. RB(h)	7.25%	11/15/2044	49,000	54,071,500
New York State Dormitory Authority; Series 2020-XM0922, RB (INS - AGM)(c)(g)	3.00%	09/01/2050	14,775	14,827,008
New York State Thruway Authority; Series 2020-XM0831, Ctfs.(c)	4.00%	01/01/2053	15,000	16,777,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York State Urban Development Corp.; Series 2013 A-1, RB(c)	5.00%	03/15/2043	$26,175	$28,402,754
Series 2013 A-1, RB(c)	5.00%	03/15/2045	46,015	55,670,327
Series 2020 A, RB	4.00%	03/15/2045	1,900	2,159,806
New York Transportation Development Corp. (American Airlines, Inc. John F. Kennedy International Airport); Series 2020, Ref. RB(d)	5.25%	08/01/2031	9,615	11,551,846
Series 2020, Ref. RB(d)	5.38%	08/01/2036	8,730	10,371,938
New York Transportation Development Corp. (American Airlines, Inc.); Series 2016, Ref. RB(d)	5.00%	08/01/2026	14,725	14,982,393
Series 2016, Ref. RB(d)	5.00%	08/01/2031	3,775	3,837,665
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminal C&D Redevelopment); Series 2018, RB(d)	5.00%	01/01/2023	2,000	2,138,300
Series 2018, RB(d)	5.00%	01/01/2028	10,000	12,167,700
Series 2018, RB(d)	5.00%	01/01/2034	4,905	5,790,598
Series 2018, RB(d)	4.00%	01/01/2036	4,500	4,955,355
Series 2018, RB(d)	5.00%	01/01/2036	3,065	3,600,854
Series 2020, RB(d)	5.00%	10/01/2035	3,200	3,950,112
New York Transportation Development Corp. (Delta Air Lines, Inc.-Laguardia); Series 2020, RB(d)	4.00%	10/01/2030	2,500	2,910,225
Series 2020, RB(d)	5.00%	10/01/2040	8,000	9,724,720
Series 2020, RB(d)	4.38%	10/01/2045	58,000	66,468,000
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment); Series 2016 A, RB(d)	5.00%	07/01/2046	37,950	42,250,494
Series 2016 A, RB(d)	5.25%	01/01/2050	5,420	6,075,820
Series 2018, RB(d)	5.00%	01/01/2022	4,000	4,129,600
New York Transportation Development Corp. (Terminal 4 JFK International Airport); Series 2020, Ref. RB	5.00%	12/01/2034	4,290	5,332,770
Series 2020, Ref. RB	5.00%	12/01/2036	3,600	4,440,672
Series 2020, Ref. RB	5.00%	12/01/2038	3,350	4,124,855
Series 2020, Ref. RB	4.00%	12/01/2041	2,500	2,786,100
Niagara Area Development Corp. (Covanta); Series 2018 A, Ref. RB(d)(h)	4.75%	11/01/2042	2,390	2,502,617
Rockland Tobacco Asset Securitization Corp.; Series 2005 C, RB(h)(i)	0.00%	08/15/2060	368,350	19,249,971
Suffolk Tobacco Asset Securitization Corp.; Series 2008 B, RB	6.00%	06/01/2048	7,915	7,926,714
Tompkins County Development Corp. (Tompkins Cortland Community College Foundation, Inc.); Series 2013 A, RB (Acquired 10/25/2017; Cost $2,028,720)(j)(m)	5.00%	07/01/2027	1,985	992,500
Series 2013 A, RB (Acquired 10/26/2017 - 02/21/2019; Cost $5,626,797)(j)(m)	5.00%	07/01/2038	5,700	2,850,000
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels); Series 2020 A, RB	4.00%	11/15/2054	5,000	5,637,900
TSASC, Inc.; Series 2016 B, Ref. RB	5.00%	06/01/2045	20,325	22,068,682
Series 2016 B, Ref. RB	5.00%	06/01/2048	2,500	2,691,225
Westchester (County of), NY Industrial Development Agency (Million Air Two LLC General Aviation Facilities); Series 2017 A, RB(d)(h)	7.00%	06/01/2046	55,500	58,081,305
Westchester County Healthcare Corp.; Series 2014 A, RB	5.00%	11/01/2044	4,331	4,654,906
Westchester Tobacco Asset Securitization Corp.; Series 2016 C, Ref. RB	5.13%	06/01/2051	9,405	10,638,372
				1,310,897,848

North Carolina–0.56%
North Carolina (State of) Department of Transportation (I-77 HOT Lanes); Series 2015, RB(d)	5.00%	06/30/2054	1,000	1,092,420
North Carolina (State of) Medical Care Commission (Aldersgate); Series 2013, Ref. RB	6.25%	07/01/2035	3,750	3,940,837
North Carolina (State of) Medical Care Commission (WhiteStone); Series 2011 A, RB(a)(b)	7.75%	03/01/2021	2,000	2,000,000
North Carolina Capital Facilities Finance Agency; Series 2015 B, Ref. RB(a)(b)(c)	5.00%	10/01/2025	29,400	35,324,394
North Carolina Medical Care Commission (Salemtowne Project); Series 2018 A, RB	5.00%	10/01/2038	1,185	1,286,223
Series 2018 A, RB	5.00%	10/01/2048	13,080	14,046,743
				57,690,617

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
North Dakota–0.04%
Burleigh (County of), ND (University of Mary); Series 2016, RB	5.10%	04/15/2036	$1,500	$1,570,680
Series 2016, RB	5.20%	04/15/2046	2,000	2,079,960
				3,650,640

Ohio–4.98%
Akron, Bath & Copley Joint Township Hospital District (Summa Health Obligated Group); Series 2016, Ref. RB	5.25%	11/15/2041	3,800	4,422,934
Buckeye Tobacco Settlement Financing Authority; Series 2007 A-3, RB(a)(b)	6.25%	06/01/2022	21,205	22,810,643
Series 2020 A-2, Ref. RB	4.00%	06/01/2048	10,000	11,178,700
Series 2020 B-2, Ref. RB	5.00%	06/01/2055	89,800	101,113,903
Series 2020 B-3, Ref. RB(i)	0.00%	06/01/2057	203,195	30,467,058
Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Constellation Schools); Series 2014 A, Ref. RB	6.75%	01/01/2044	13,900	14,885,510
Cleveland (City of), OH (Continental Airlines, Inc.); Series 1998, RB(d)	5.38%	09/15/2027	4,190	4,200,056
Columbus-Franklin (County of), OH Finance Authority (Easton); Series 2020, RB(h)	5.00%	06/01/2028	4,000	4,222,560
County of Montgomery OH; Series 2020-XX1133, Ctfs.(c)(l)	4.00%	11/15/2042	16,780	18,429,810
Cuyahoga (County of), OH (Metrohealth System); Series 2017, Ref. RB	5.25%	02/15/2047	26,990	31,008,001
Series 2017, Ref. RB	5.50%	02/15/2052	35,165	40,803,356
Series 2017, Ref. RB	5.00%	02/15/2057	10,000	11,147,700
Series 2017, Ref. RB	5.50%	02/15/2057	15,070	17,450,005
Darke (County of), OH (Wayne Healthcare); Series 2019 A, RB	5.00%	09/01/2049	2,000	2,207,180
Franklin (County of), OH (First Community Village Obligated Group); Series 2013, Ref. RB	5.63%	07/01/2047	7,200	6,954,984
Franklin (County of), OH (Wesley Communities); Series 2020, Ref. RB	5.25%	11/15/2040	1,000	1,122,330
Series 2020, Ref. RB	5.25%	11/15/2055	6,300	6,923,196
Franklin (County of), OH Convention Facilities Authority (Greater Columbus Convention Center); Series 2019, RB	5.00%	12/01/2039	715	739,803
Series 2019, RB	5.00%	12/01/2051	2,500	2,577,525
Gallia (County of), OH (Holzer Health System Obligated Group); Series 2012, Ref. RB(a)(b)	8.00%	07/01/2022	34,330	37,563,199
Hamilton (County of), OH (Life Enriching Communities); Series 2012, RB	5.00%	01/01/2032	2,250	2,350,373
Hamilton (County of), OH (UC Health); Series 2020, RB	5.00%	09/15/2050	5,000	6,097,900
Hancock (County of), OH (Blanchard Valley Regional Health Center); Series 2011 A, RB(a)(b)	6.25%	06/01/2021	5,850	5,936,814
Hickory Chase Community Authority; Series 2019, Ref. RB(h)	5.00%	12/01/2040	1,410	1,493,345
Marion (County of), OH (United Church Homes, Inc.); Series 2019, Ref. RB	5.00%	12/01/2039	1,150	1,242,759
Series 2019, Ref. RB	5.13%	12/01/2049	3,545	3,785,422
Montgomery (County of), OH (Trousdale Foundation Properties); Series 2018 A, RB(h)	6.00%	04/01/2038	7,270	3,427,587
Series 2018 A, RB(h)	6.25%	04/01/2049	2,115	995,298
Montgomery (County of), OH Hospital Facilities (Premier Health Partners Obligated Group); Series 2019 A, Ref. RB	4.00%	11/15/2045	2,420	2,641,236
Muskingum (County of), OH (Genesis Healthcare System); Series 2013, RB	5.00%	02/15/2044	37,060	38,503,116
Series 2013, RB	5.00%	02/15/2048	3,120	3,236,626
Norwood (City of), OH (Cornerstone at Norwood); Series 2006, RB	6.20%	12/01/2031	7,340	7,344,551
Ohio (State of) Air Quality Development Authority; Series 2019, RB(d)(h)	5.00%	07/01/2049	20,250	21,701,318
Ohio (State of) Air Quality Development Authority (FirstEnergy Generation Corp.); Series 2009 D, Ref. PCR(b)	4.25%	09/15/2021	2,000	2,035,740
Ohio (State of) Air Quality Development Authority (Pratt Paper LLC); Series 2017, RB(d)(h)	4.50%	01/15/2048	500	556,070
Southeastern Ohio (State of) Port Authority (Memorial Health Systems); Series 2015, Ref. RB	5.00%	12/01/2035	1,750	1,876,963
Series 2015, Ref. RB	5.00%	12/01/2043	6,695	7,081,569
Southern Ohio Port Authority (Purecycle); Series 2020 A, RB(d)(h)	6.25%	12/01/2025	6,000	6,225,660
Series 2020 A, RB(d)(h)	6.50%	12/01/2030	10,000	10,615,500
Series 2020 A, RB(d)(h)	7.00%	12/01/2042	10,000	10,652,700

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–(continued)
Tuscarawas (County of), OH Economic Development and Finance Alliance (Ashland University); Series 2015, Ref. RB	6.00%	03/01/2045	$5,000	$5,415,950
				513,444,950

Oklahoma–1.69%
Atoka (County of), OK Health Care Authority (Atoka Memorial Hospital); Series 2007, RB (Acquired 08/30/2007; Cost $3,265,000)(j)	6.63%	10/01/2037	3,265	2,612,000
Comanche (County of), OK Hospital Authority; Series 2015, Ref. RB	5.00%	07/01/2027	1,800	1,975,968
Oklahoma (State of) Development Finance Authority (Inverness Village Community); Series 2012, Ref. RB (Acquired 05/03/2012; Cost $1,036,341)(e)(j)(k)	5.75%	01/01/2027	1,025	11,748
Series 2012, Ref. RB (Acquired 05/03/2012 - 10/30/2013; Cost $4,237,510)(e)(j)(k)	6.00%	01/01/2032	4,191	48,030
Series 2013, Ref. RB (Acquired 06/19/2013 - 12/02/2016; Cost $5,264,710)(e)(j)(k)	5.75%	01/01/2037	5,379	61,639
Oklahoma (State of) Development Finance Authority (OU Medicine); Series 2018 B, RB(c)(l)	5.50%	08/15/2052	33,500	39,565,175
Oklahoma (State of) Development Finance Authority (Provident Oklahoma Education Resources, Inc.-Cross Village Student Housing); Series 2017, RB (Acquired 02/11/2019 - 03/06/2019; Cost $9,648,750)(e)(j)	5.00%	08/01/2047	10,500	4,357,500
Series 2017, RB (Acquired 06/07/2018 - 03/07/2019; Cost $18,706,000)(e)(j)	5.00%	08/01/2052	20,000	8,300,000
Series 2017, RB (Acquired 06/13/2018 - 06/27/2018; Cost $2,094,363)(e)(j)	5.25%	08/01/2057	2,190	908,850
Oklahoma (State of) Development Finance Authority (Sommerset); Series 2015, RB	5.00%	07/01/2035	1,200	1,317,708
Oklahoma Development Finance Authority; Series 2018 B, RB(c)(l)	5.50%	08/15/2057	15,210	17,924,225
Payne (County of), OK Economic Development Authority (Epworth Living at the Ranch); Series 2016 A, RB(e)	6.88%	11/01/2046	2,469	12,344
Series 2016 A, RB(e)	6.63%	11/30/2049	1,164	5,823
Series 2016 A, RB(e)	7.00%	11/01/2051	2,429	12,145
Series 2016 B-1, RB(e)	5.25%	11/30/2049	1,664	8,318
Tulsa (City of), OK Municipal Airport Trust; Series 2000 B, Ref. RB(d)	5.50%	06/01/2035	18,625	19,890,382
Series 2001 A, Ref. RB(d)	5.50%	12/01/2035	15,000	16,011,600
Series 2001 B, Ref. RB(d)	5.50%	12/01/2035	51,025	54,466,126
Tulsa (City of), OK Municipal Airport Trust (American Airlines Group, Inc.); Series 2015, Ref. RB(b)(d)	5.00%	06/01/2025	6,500	7,149,350
				174,638,931

Oregon–0.09%
Clackamas (County of), OR Hospital Facility Authority (Willamette View); Series 2017 A, Ref. RB	5.00%	11/15/2032	500	549,445
Series 2017 A, Ref. RB	5.00%	11/15/2037	500	542,325
Series 2017 A, Ref. RB	5.00%	11/15/2052	2,750	2,938,045
Salem (City of), OR Hospital Facility Authority (Capital Manor, Inc.); Series 2012, Ref. RB	5.63%	05/15/2032	250	259,917
Series 2012, Ref. RB	6.00%	05/15/2042	1,990	2,067,829
Series 2012, Ref. RB	6.00%	05/15/2047	3,250	3,372,785
				9,730,346

Pennsylvania–1.57%
Allegheny (County of), PA Industrial Development Authority (Propel Charter School - Montour); Series 2010 A, RB	6.75%	08/15/2035	1,100	1,103,586
Allegheny (County of), PA Industrial Development Authority (Propel Charter School-McKeesport); Series 2010 B, RB	6.38%	08/15/2035	1,220	1,223,331
Allentown Neighborhood Improvement Zone Development Authority (615 Waterfront); Series 2021, RB(h)	6.00%	05/01/2042	5,315	6,444,810
Beaver (County of), PA Industrial Development Authority (FirstEnergy Nuclear Generation); Series 2006 A, Ref. PCR(b)(m)	4.38%	07/01/2022	925	952,750
Berks (County of), PA Industrial Development Authority (Tower Health); Series 2017, Ref. RB	4.00%	11/01/2047	4,000	3,985,200
Series 2017, Ref. RB	5.00%	11/01/2050	22,545	24,530,313
Berks (County of), PA Municipal Authority (Reading Hospital Medical Center); Series 2012 A, RB	5.00%	11/01/2040	3,830	3,916,903
Chester (County of), PA Industrial Development Authority (Collegium Charter School); Series 2012 A, Ref. RB	5.25%	10/15/2032	2,320	2,434,956
Series 2012 A, Ref. RB	5.38%	10/15/2042	4,230	4,420,350

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Franklin (County of), PA Industrial Development Authority (Menno-Haven, Inc.); Series 2018, Ref. RB	5.00%	12/01/2038	$1,750	$1,892,222
Series 2018, Ref. RB	5.00%	12/01/2043	2,500	2,675,300
Series 2018, Ref. RB	5.00%	12/01/2048	2,500	2,651,300
Series 2019, RB	5.00%	12/01/2054	1,000	1,056,440
Lehigh (County of), PA General Purpose Authority (Bible Fellowship Church Homes, Inc.); Series 2013, RB	5.25%	07/01/2042	3,430	3,520,278
Lehigh (County of), PA General Purpose Authority (Kidspeace Obligation Group); Series 2014 A, RB	7.50%	02/01/2044	5,048	5,066,817
Series 2014 B, RB(f)	7.50%	02/01/2044	1,379	573,144
Series 2014 C, RB(e)	0.00%	02/01/2044	4,122	412
Montgomery (County of), PA Industrial Development Authority (Albert Einstein Healthcare); Series 2015, Ref. RB	5.25%	01/15/2046	4,000	4,381,400
Montgomery (County of), PA Industrial Development Authority (Philadelphia Presbytery Homes, Inc.); Series 2010, RB(a)(b)	7.00%	12/01/2021	6,000	6,304,020
Pennsylvania (Commonwealth of); First Series 2014, GO Bonds(c)	5.00%	06/15/2034	15,450	17,553,981
Pennsylvania (Commonwealth of) Economic Development Financing Authority (National Gypson Co.); Series 2014, Ref. RB(d)	5.50%	11/01/2044	4,000	4,152,600
Pennsylvania (Commonwealth of) Economic Development Financing Authority (PPL Energy Supply); Series 2009 A, Ref. RB	6.40%	12/01/2038	14,200	12,523,832
Pennsylvania (Commonwealth of) Turnpike Commission; Series 2020-XX1134, Ctfs.(c)(l)	5.00%	12/01/2044	5,000	6,145,450
Series 2020-XX1134, Ctfs.(c)(l)	5.00%	12/01/2049	7,000	8,527,190
Subseries 2013 B-2, RB(f)	6.00%	12/01/2037	7,000	6,855,100
Philadelphia (City of), PA Authority for Industrial Development (Alliance for Progress Charter School, Inc.); Series 2019 A, RB	5.00%	06/15/2049	1,390	1,480,086
Philadelphia (City of), PA Authority for Industrial Development (Wesley Enhanced Living Obligated Group); Series 2017, Ref. RB	5.00%	07/01/2037	4,575	4,799,678
Series 2017, Ref. RB	5.00%	07/01/2049	8,815	9,059,793
Philadelphia (City of), PA Industrial Development Authority (First Philadelphia Preparatory Charter School); Series 2014 A, RB	7.25%	06/15/2043	5,500	6,296,510
Philadelphia (City of), PA Industrial Development Authority (MaST I Charter School); Series 2016 A, Ref. RB	5.25%	08/01/2046	2,410	2,665,098
Series 2016 A, Ref. RB	5.38%	08/01/2051	3,950	4,381,774
				161,574,624

Puerto Rico–10.57%
Children’s Trust Fund; Series 2002, RB	5.38%	05/15/2033	11,375	11,444,842
Series 2002, RB	5.50%	05/15/2039	27,590	28,267,059
Series 2002, RB	5.63%	05/15/2043	5,415	5,442,779
Series 2005 A, RB(i)	0.00%	05/15/2050	473,480	73,190,538
Puerto Rico (Commonwealth of); Series 2001 A, GO Bonds(e)	5.13%	07/01/2031	3,635	3,135,187
Series 2003 A, GO Bonds(e)	5.00%	07/01/2033	1,980	1,705,275
Series 2003 C-7, Ref. GO Bonds (INS - NATL)(g)	6.00%	07/01/2027	21,000	21,633,362
Series 2003 C-7, Ref. GO Bonds (INS - NATL)(g)	6.00%	07/01/2028	4,500	4,639,365
Series 2004 A, GO Bonds(e)	5.00%	07/01/2025	55	47,506
Series 2004 A, GO Bonds(e)	5.00%	07/01/2029	530	457,788
Series 2006 A, GO Bonds(e)	5.25%	07/01/2024	360	311,850
Series 2006 A, GO Bonds(e)	5.25%	07/01/2026	115	99,619
Series 2006 B, Ref. GO Bonds(e)	5.00%	07/01/2035	2,910	2,513,512
Series 2006, Ref. GO Bonds(e)	5.00%	07/01/2031	2,215	1,907,669
Series 2007 A, GO Bonds(e)	5.00%	07/01/2021	415	358,456
Series 2007 A, GO Bonds(e)	5.00%	07/01/2022	470	405,963
Series 2007 A, GO Bonds(e)	5.00%	07/01/2023	195	168,431
Series 2007 A, GO Bonds(e)	5.00%	07/01/2024	125	107,969
Series 2007 A, GO Bonds(e)	5.00%	07/01/2027	220	190,025
Series 2007 A, GO Bonds(e)	5.25%	07/01/2029	860	744,975

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
Series 2007 A, GO Bonds(e)	5.25%	07/01/2030	$115	$99,619
Series 2007 A, GO Bonds(e)	5.25%	07/01/2032	65	56,306
Series 2007 A, GO Bonds(e)	5.25%	07/01/2033	500	433,125
Series 2007 A, GO Bonds(e)	5.25%	07/01/2034	165	142,931
Series 2007 A, GO Bonds(e)	5.00%	12/10/2049	190	163,400
Series 2008 A, Ref. GO Bonds(e)	5.25%	07/01/2025	285	246,169
Series 2009 B, Ref. GO Bonds(e)	6.50%	07/01/2037	6,165	5,402,081
Series 2009 B, Ref. GO Bonds(e)	5.75%	07/01/2038	1,095	951,281
Series 2009 C, Ref. GO Bonds(e)	6.00%	07/01/2039	175	151,594
Series 2011 A, GO Bonds(e)	5.75%	07/01/2041	2,500	2,109,375
Series 2011 E, Ref. GO Bonds(e)	6.00%	07/01/2029	8,400	7,276,500
Series 2011 E, Ref. GO Bonds(e)	5.63%	07/01/2032	225	189,844
Series 2012 A, Ref. GO Bonds(e)	5.00%	07/01/2021	2,820	2,294,775
Series 2012 A, Ref. GO Bonds(e)	5.13%	07/01/2037	12,695	10,282,950
Series 2012 A, Ref. GO Bonds(e)	5.50%	07/01/2039	5,520	4,526,400
Series 2012 A, Ref. GO Bonds(e)	5.00%	07/01/2041	32,255	25,199,219
Series 2014 A, GO Bonds(e)	8.00%	07/01/2035	37,485	29,191,444
Series 2020 C, Ref. GO Bonds(e)	6.00%	07/01/2032	1,225	1,013,688
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority; Series 2008 A, RB	6.13%	07/01/2024	13,522	14,761,021
Series 2012 A, RB	5.50%	07/01/2028	2,395	2,529,120
Series 2012 A, RB	5.25%	07/01/2029	5,520	5,810,959
Series 2012 A, RB	5.00%	07/01/2033	6,000	6,296,520
Series 2012 A, RB	5.13%	07/01/2037	11,975	12,586,443
Series 2012 A, RB	5.75%	07/01/2037	9,230	9,777,339
Series 2012 A, RB	5.25%	07/01/2042	85,865	90,390,944
Series 2012 A, RB	6.00%	07/01/2047	1,800	1,912,662
Series 2020 A, Ref. RB(h)	5.00%	07/01/2047	40,000	46,390,800
Puerto Rico (Commonwealth of) Electric Power Authority; Series 2004 PP, Ref. RB (INS - NATL)(g)	5.00%	07/01/2023	755	764,264
Series 2007 TT, RB(e)	5.00%	07/01/2023	515	464,788
Series 2007 TT, RB(e)	5.00%	07/01/2026	6,685	6,033,212
Series 2007 TT, RB(e)	5.00%	07/01/2027	2,350	2,120,875
Series 2007 TT, RB(e)	5.00%	07/01/2032	16,805	15,145,712
Series 2007 UU, Ref. RB(o)	0.84%	07/01/2025	4,250	3,570,000
Series 2007 UU, Ref. RB (3 mo. USD LIBOR + 0.70%)(p)	0.86%	07/01/2031	2,050	1,722,000
Series 2007 VV, Ref. RB (INS - NATL)(g)	5.25%	07/01/2024	4,560	4,863,650
Series 2007 VV, Ref. RB (INS - NATL)(g)	5.25%	07/01/2030	9,275	10,294,693
Series 2007 VV, Ref. RB (INS - AGM)(g)	5.25%	07/01/2031	20,000	24,418,800
Series 2007 VV, Ref. RB (INS - NATL)(g)	5.25%	07/01/2032	6,275	7,048,770
Series 2008 WW, RB(e)	5.00%	07/01/2028	13,620	12,292,050
Series 2008 WW, RB(e)	5.50%	07/01/2038	9,685	8,789,137
Series 2008 WW-RSA-1, RB(e)	5.38%	07/01/2023	825	747,656
Series 2008 WW-RSA-1, RB(e)	5.25%	07/01/2033	2,200	1,991,000
Series 2010 AAA, RB(e)	5.25%	07/01/2021	2,355	2,131,275
Series 2010 AAA, RB(e)	5.25%	07/01/2025	840	760,200
Series 2010 AAA, RB(e)	5.25%	07/01/2031	1,350	1,221,750
Series 2010 CCC, RB(e)	5.00%	07/01/2025	325	293,313
Series 2010 CCC, RB(e)	5.25%	07/01/2026	14,455	13,081,775
Series 2010 CCC, RB(e)	5.00%	07/01/2028	960	828,000
Series 2010 CCC, RB(e)	5.25%	07/01/2028	7,600	6,878,000
Series 2010 CCC-RSA-1, RB(e)	5.00%	07/01/2022	530	478,325
Series 2010 DDD, Ref. RB(e)	5.00%	07/01/2021	11,020	9,945,550
Series 2010 DDD, Ref. RB(e)	3.75%	07/01/2022	1,780	1,553,050
Series 2010 DDD, Ref. RB(e)	5.00%	07/01/2022	1,575	1,421,438
Series 2010 DDD, Ref. RB(e)	5.00%	07/01/2023	1,150	1,037,875
Series 2010 EEE, RB(e)	6.05%	07/01/2032	895	761,869
Series 2010 XX, RB(e)	4.63%	07/01/2025	620	558,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
Series 2010 XX, RB(e)	5.25%	07/01/2035	$6,799	$6,153,095
Series 2010 XX, RB(e)	5.25%	07/01/2040	1,340	1,160,775
Series 2010 XX, RB(e)	5.25%	07/02/2040	11,600	10,498,000
Series 2010 XX-RSA-1, RB(e)	5.25%	07/01/2026	385	348,425
Series 2010 YY, RB(e)	6.13%	07/01/2040	1,200	1,023,000
Series 2010 ZZ, Ref. RB(e)	4.38%	07/01/2021	550	495,000
Series 2010 ZZ, Ref. RB(e)	4.50%	07/01/2023	475	427,500
Series 2010 ZZ, Ref. RB(e)	5.25%	07/01/2024	65	58,825
Series 2010 ZZ, Ref. RB(e)	5.25%	07/01/2026	875	783,156
Series 2010 ZZ, Ref. RB(e)	5.00%	07/01/2028	310	279,775
Series 2010 ZZ-RSA-1, Ref. RB(e)	5.00%	07/01/2021	550	496,375
Series 2010 ZZ-RSA-1, Ref. RB(e)	5.00%	07/01/2022	345	311,363
Series 2010 ZZ-RSA-1, Ref. RB(e)	5.00%	07/01/2024	340	306,850
Series 2010 ZZ-RSA-1, Ref. RB(e)	4.63%	07/01/2025	640	576,000
Series 2010 ZZ-RSA-1, Ref. RB(e)	5.00%	07/01/2026	435	392,588
Series 2012 A, RB(e)	4.80%	07/02/2029	2,260	2,034,000
Series 2012 A, RB(e)	5.00%	07/02/2029	3,535	3,190,337
Series 2012 A, RB(e)	5.00%	07/01/2042	25,280	22,815,200
Series 2012 A, RB(e)	5.05%	07/01/2042	3,095	2,793,237
Series 2013 A, RB(e)	7.00%	07/01/2033	6,030	5,577,750
Series 2013 A, RB(e)	6.75%	07/01/2036	15,090	13,920,525
Series 2013 A, RB(e)	7.00%	07/01/2040	2,675	2,474,375
Series 2013 A, RB(e)	7.00%	07/01/2043	20,415	18,883,875
Series 2013 A-RSA, RB(e)	7.25%	07/01/2030	2,120	1,966,300
Series 2016 E-2, RB(e)	10.00%	07/01/2021	9,939	9,591,272
Series 2016 E-2, RB(e)	10.00%	01/01/2022	3,866	3,731,021
Series 2016 E-4, RB(e)	10.00%	07/01/2022	2,593	2,502,442
Puerto Rico (Commonwealth of) Highway & Transportation Authority; Series 1998 A, Ref. RB(e)	4.75%	07/01/2038	2,231	797,583
Series 2003 G, RB(e)	5.00%	07/01/2033	9,340	3,339,050
Series 2003 G, RB(e)	5.00%	07/01/2042	7,500	2,681,250
Series 2003 H, Ref. RB(e)	5.00%	07/01/2028	180	64,350
Series 2003 H, Ref. RB(e)	5.00%	07/01/2035	175	62,563
Series 2003 H, Ref. RB(e)	5.45%	07/01/2035	4,480	1,601,600
Series 2004 J, RB(e)	4.80%	07/01/2024	220	78,650
Series 2005 K, RB(e)	5.00%	07/01/2021	2,510	897,325
Series 2005 K, RB(e)	5.00%	07/01/2022	9,655	3,451,662
Series 2005 K, RB(e)	5.00%	07/01/2023	12,275	4,388,312
Series 2005 K, RB(e)	5.00%	07/01/2026	155	55,413
Series 2005 K, RB(e)	5.00%	07/01/2027	3,585	1,281,638
Series 2007 M, RB(e)	5.00%	07/01/2021	4,120	1,472,900
Series 2007 M, RB(e)	5.00%	07/01/2024	2,565	916,988
Series 2007 M, RB(e)	5.00%	07/01/2027	520	185,900
Series 2007 M, RB(e)	5.00%	07/01/2032	4,850	1,733,875
Series 2007 M, RB(e)	5.00%	07/01/2037	530	189,475
Series 2007 M, RB(e)	5.00%	07/01/2046	3,565	1,274,488
Series 2007 N, Ref. RB(e)	5.50%	07/01/2021	2,000	715,000
Series 2007 N, Ref. RB(e)	5.50%	07/01/2022	4,790	1,712,425
Series 2007 N, Ref. RB(e)	5.50%	07/01/2023	3,580	1,279,850
Series 2007 N, Ref. RB(e)	5.50%	07/01/2025	3,130	1,118,975
Series 2007 N, Ref. RB(e)	5.50%	07/01/2026	5,195	1,857,213
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority; Series 2000, RB(d)	6.63%	06/01/2026	21,245	21,988,575
Puerto Rico (Commonwealth of) Public Buildings Authority; Series 2009 Q, RB(e)	5.63%	07/01/2039	2,000	1,935,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
Puerto Rico (Commonwealth of) Public Buildings Authority (Government Facilities); Series 2007 M-3, Ref. RB (INS - NATL)(g)	6.00%	07/01/2024	$7,970	$8,188,298
Series 2007 N, RB(e)	5.00%	07/01/2037	8,900	8,477,250
Series 2011 S, RB(e)	5.75%	07/01/2022	3,115	3,017,656
Series 2011 S, RB(e)	6.00%	07/01/2041	25,640	24,999,000
Series 2012 U, Ref. RB(e)	5.25%	07/01/2042	27,275	24,274,750
Puerto Rico Sales Tax Financing Corp.; Series 2018 A-1, RB(i)	0.00%	07/01/2029	1,927	1,594,303
Series 2018 A-1, RB(i)	0.00%	07/01/2031	2,484	1,907,439
Series 2018 A-1, RB(i)	0.00%	07/01/2033	10,296	7,320,765
Series 2018 A-1, RB	4.50%	07/01/2034	10,162	11,090,908
Series 2018 A-1, RB	4.55%	07/01/2040	4,089	4,457,214
Series 2018 A-1, RB(i)	0.00%	07/01/2046	77,342	23,777,923
Series 2018 A-1, RB(i)	0.00%	07/01/2051	285,874	62,940,879
Series 2018 A-1, RB	4.75%	07/01/2053	30,479	33,265,588
Series 2018 A-1, RB	5.00%	07/01/2058	37,864	41,935,952
Series 2019 A-2, RB	4.33%	07/01/2040	55,009	59,170,430
Series 2019 A-2, RB	4.54%	07/01/2053	314	338,376
Series 2019 A-2, RB	4.78%	07/01/2058	25,223	27,583,116
				1,090,386,674

Rhode Island–0.00%
Tobacco Settlement Financing Corp.; Series 2015 B, Ref. RB	5.00%	06/01/2050	30	33,138

South Carolina–0.06%
South Carolina (State of) Jobs-Economic Development Authority (High Point Academy Project); Series 2018 A, RB(h)	5.75%	06/15/2049	2,000	2,229,300
South Carolina (State of) Jobs-Economic Development Authority (Lutheran Homes); Series 2013, RB	5.00%	05/01/2043	1,000	1,011,780
Series 2013, RB	5.13%	05/01/2048	2,000	2,024,960
Series 2017, Ref. RB	5.00%	05/01/2042	250	258,142
South Carolina (State of) Jobs-Economic Development Authority (South Carolina Episcopal Homeat Still Hopes); Series 2018 A, Ref. RB	5.00%	04/01/2048	1,085	1,157,717
				6,681,899

Tennessee–0.49%
Bristol (City of), TN Industrial Development Board (Pinnacle); Series 2016, RB	5.63%	06/01/2035	13,000	13,601,640
Memphis (City of) & Shelby (County of), TN Economic Development Growth Engine Industrial Development Board (Graceland); Series 2017 A, Ref. RB	5.50%	07/01/2037	250	247,048
Series 2017 A, Ref. RB	5.63%	01/01/2046	750	741,675
Nashville (City of) & Davidson (County of), TN Health and Educational Facilities Board of Metropolitan Government (Trousdale Foundation Properties); Series 2018 A, RB(h)	6.00%	04/01/2038	14,875	7,013,116
Series 2018 A, RB(h)	6.25%	04/01/2049	19,400	9,129,446
Shelby (County of), TN Health, Educational & Housing Facilities Board (Kirby Pines); Series 1997 A, RB	6.38%	11/15/2025	1,815	1,815,853
Shelby (County of), TN Health, Educational & Housing Facilities Board (Trezevant Manor); Series 2013 A, Ref. RB	5.50%	09/01/2047	16,300	16,054,196
Series 2016 A, Ref. RB(h)	5.00%	09/01/2031	750	747,577
Series 2016 A, Ref. RB(h)	5.00%	09/01/2037	1,145	1,096,601
				50,447,152

Texas–5.89%
Angelina & Neches River Authority Industrial Development Corp. (Aspen Power LLC); Series 2007 A, RB(d)(e)(k)	6.50%	11/01/2029	9,265	93
Arlington Higher Education Finance Corp. (Leadership Prep School); Series 2016 A, RB	5.00%	06/15/2046	1,325	1,330,419
Arlington Higher Education Finance Corp. (Newman International Academy); Series 2021, RB	5.00%	08/15/2051	1,000	1,049,410
Arlington Higher Education Finance Corp. (Universal Academy); Series 2014 A, RB	7.13%	03/01/2044	2,000	2,166,080
Bexar County Housing Finance Corp. (Woodland Ridge Apartments); Series 2002 A, RB(d)	7.00%	01/01/2039	3,450	3,455,520

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Brazoria County Health Facilities Development Corp. (Brazosport Regional Health System); Series 2012, Ref. RB(a)(b)	5.25%	07/01/2022	$7,100	$7,573,215
Series 2012, Ref. RB(a)(b)	5.50%	07/01/2022	13,410	14,348,298
Brazoria County Industrial Development Corp. (Gladieux Metals Recycling LLC); Series 2019, RB(d)	7.00%	03/01/2039	9,600	10,252,992
Series 2019, RB(d)(h)	9.00%	03/01/2039	1,200	1,384,776
Calhoun County Navigation Industrial Development Authority (Max Midstream Texas, LLC); Series 2020 A, RN(d)(h)	7.00%	07/27/2021	14,260	14,259,430
Clifton Higher Education Finance Corp. (International Leadership of Texas); Series 2015, RB	5.75%	08/15/2038	1,000	1,146,580
Series 2015, RB	5.75%	08/15/2045	8,000	9,089,040
Series 2018 D, RB	5.75%	08/15/2033	6,190	7,159,849
Series 2018 D, RB	6.00%	08/15/2038	14,250	16,488,817
Series 2018 D, RB	6.13%	08/15/2048	28,950	33,306,396
Grand Parkway Transportation Corp.; Series 2013 B, RB(a)(b)(c)	5.25%	10/01/2023	24,405	27,541,775
Series 2013 B, RB(f)	5.85%	10/01/2048	17,000	19,157,130
Grand Prairie Housing Finance Corp.; Series 2003, RB	7.75%	01/01/2034	6,495	6,504,548
Series 2003, RB(e)(k)(q)	7.75%	01/01/2034	3,595	287,600
Guadalupe (County of) & Seguin (City of), TX Hospital Board of Managers; Series 2015, Ref. RB	5.00%	12/01/2040	5,350	5,599,740
Series 2015, Ref. RB	5.00%	12/01/2045	9,230	9,556,744
Hopkins (County of), TX Hospital District; Series 2008, RB	6.00%	02/15/2033	2,500	2,506,775
Series 2008, RB	6.00%	02/15/2038	5,155	5,167,836
Houston (City of), TX (Continental Airlines, Inc.); Series 2011 A, Ref. RB(d)	6.63%	07/15/2038	16,000	16,442,400
Houston (City of), TX (United Airlines, Inc. Terminal E); Series 2014, Ref. RB(d)	5.00%	07/01/2029	26,355	28,576,726
Houston (City of), TX (United Airlines, Inc.); Series 2020 C, Ref. RB(d)	5.00%	07/15/2027	6,775	7,894,501
Houston (City of), TX Airport System (United Airlines, Inc. Terminal E); Series 2014, Ref. RB(d)	4.75%	07/01/2024	1,500	1,572,420
La Vernia Higher Education Finance Corp. (Meridian World School); Series 2015, RB(h)	5.60%	08/15/2045	4,420	4,761,091
Leander Independent School District; Series 2014 C, GO Bonds(a)(b)(i)	0.00%	08/15/2024	71,355	18,857,699
Series 2014 D, Ref. GO Bonds (CEP - Texas Permanent School Fund)(i)	0.00%	08/15/2037	3,645	1,880,200
Mission Economic Development Corp. (CarbonLite Recycling LLC); Series 2016, RB(d)(h)	6.50%	12/01/2033	9,980	8,829,007
Mission Economic Development Corp. (Natgasoline); Series 2018, Ref. RB(d)(h)	4.63%	10/01/2031	21,150	22,528,134
New Hope Cultural Education Facilities Finance Corp. (4-K Housing, Inc.-Stoney Brook); Series 2017 C, RB	5.00%	07/01/2037	1,670	988,223
New Hope Cultural Education Facilities Finance Corp. (Carillon Lifecare Community); Series 2016, Ref. RB	5.00%	07/01/2046	18,395	18,913,187
New Hope Cultural Education Facilities Finance Corp. (Forefront Living Plano); Series 2020 A, RB(h)	10.00%	12/01/2025	5,000	5,106,650
New Hope Cultural Education Facilities Finance Corp. (Jubilee Academic Center); Series 2016 A, Ref. RB(h)	5.00%	08/15/2036	2,500	2,519,200
Series 2017 A, RB(h)	5.00%	08/15/2037	2,000	2,014,920
Series 2017 A, RB(h)	5.13%	08/15/2047	2,085	2,098,803
New Hope Cultural Education Facilities Finance Corp. (Legacy Midtown Park); Series 2018 A, RB	5.50%	07/01/2054	8,550	8,948,772
New Hope Cultural Education Facilities Finance Corp. (Longhorn Village); Series 2017, Ref. RB	5.00%	01/01/2047	6,790	7,300,268
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries); Series 2013, RB	6.50%	01/01/2043	4,325	4,537,141
Series 2013, RB	6.50%	01/01/2048	5,675	5,945,187
New Hope Cultural Education Facilities Finance Corp. (MRC Senior Living-The Langford); Series 2016 A, RB	5.38%	11/15/2036	1,365	1,264,481
Series 2016 A, RB	5.50%	11/15/2046	2,975	2,628,978
Series 2016 A, RB	5.50%	11/15/2052	2,350	2,024,643
New Hope Cultural Education Facilities Finance Corp. (Presbyterian Village North); Series 2018, Ref. RB	5.00%	10/01/2039	1,000	1,041,560
Series 2018, Ref. RB	5.25%	10/01/2049	7,940	8,266,810

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Newark High Education Finance Corp. (A+ Charter Schools, Inc.); Series 2015 A, RB(h)	5.50%	08/15/2035	$845	$942,302
Series 2015 A, RB(h)	5.75%	08/15/2045	2,015	2,228,890
North Texas Tollway Authority; Series 2011 B, RB(a)(b)(i)	0.00%	09/01/2031	15,500	8,475,865
Northwest Independent School District; Series 2020-XL0138, Ctfs. (CEP - Texas Permanent School Fund)(c)	4.00%	02/15/2045	10,500	12,444,180
Port Beaumont Navigation District (Jefferson Gulf Coast); Series 2020, Ref. RB(d)(h)	4.00%	01/01/2050	6,125	6,304,585
Red River Health Facilities Development Corp. (MRC Crossing); Series 2014 A, RB	7.50%	11/15/2034	2,350	2,558,516
Series 2014 A, RB	7.75%	11/15/2044	5,100	5,526,972
Series 2014 A, RB	8.00%	11/15/2049	6,000	6,539,580
Sanger Industrial Development Corp. (Texas Pellets); Series 2012 B, RB (Acquired 09/04/2012; Cost $37,110,000)(d)(e)(j)(k)	8.00%	07/01/2038	37,110	9,277,500
Tarrant County Cultural Education Facilities Finance Corp. (Air Force Village Obligated Group); Series 2016, Ref. RB	5.00%	05/15/2045	4,550	4,848,798
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.); Series 2007, RB (Acquired 07/27/2007; Cost $1,500,000)(e)(j)	5.63%	11/15/2027	1,500	678,750
Series 2007, RB (Acquired 07/27/2007; Cost $2,500,000)(e)(j)	5.75%	11/16/2037	2,500	1,131,250
Series 2014, RB (Acquired 08/14/2014; Cost $3,250,000)(e)(j)	5.63%	11/15/2041	3,250	1,470,625
Tarrant County Cultural Education Facilities Finance Corp. (Buckner Senior Living - Ventana); Series 2017, RB	6.75%	11/15/2047	13,125	14,579,381
Series 2017, RB	6.75%	11/15/2052	965	1,069,191
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home); Series 2007, RB (Acquired 07/18/2007; Cost $1,015,000)(j)	5.75%	02/15/2025	1,015	815,816
Series 2007, RB (Acquired 07/18/2007; Cost $1,600,000)(j)	5.75%	02/15/2029	1,600	1,278,432
Series 2009 A, RB (Acquired 12/10/2009 - 10/01/2020; Cost $12,862,281)(j)	8.00%	02/15/2038	13,350	10,620,592
Series 2017 A, RB (Acquired 12/15/2016 - 09/17/2020; Cost $26,181,826)(j)	6.38%	02/15/2048	26,895	21,308,371
Series 2017 A, RB (Acquired 12/15/2016 - 04/28/2020; Cost $24,821,379)(j)	6.38%	02/15/2052	25,055	19,838,800
Series 2017, RB (Acquired 11/05/2019; Cost $9,604,229)(j)	6.38%	02/15/2041	8,755	6,947,968
Tarrant County Cultural Education Facilities Finance Corp. (MRC Stevenson Oaks); Series 2020, Ref. RB	6.63%	11/15/2041	1,000	1,117,920
Series 2020, Ref. RB	6.75%	11/15/2051	4,000	4,453,520
Series 2020, Ref. RB	6.88%	11/15/2055	4,000	4,471,880
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way); Series 2020, RB	5.75%	12/01/2054	18,637	19,893,722
Texas (State of) Transportation Commission; Series 2019, RB(i)	0.00%	08/01/2051	6,000	1,525,740
Series 2019, RB(i)	0.00%	08/01/2052	6,000	1,440,420
Series 2019, RB(i)	0.00%	08/01/2053	1,000	227,060
Texas Municipal Gas Acquisition & Supply Corp. III; Series 2021, Ref. RB	5.00%	12/15/2031	1,090	1,423,704
Series 2021, Ref. RB	5.00%	12/15/2032	2,380	3,150,573
Texas Private Activity Bond Surface Transportation Corp. (Blueridge Transportation Group, LLC SH 288 Toll Lanes); Series 2016, RB(d)	5.00%	12/31/2055	12,135	13,544,602
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC); Series 2013, RB(d)	6.75%	06/30/2043	17,450	19,830,180
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC Segments 3A and 3B Facility); Series 2013, RB(d)	7.00%	12/31/2038	4,000	4,575,480
Texas State Public Finance Authority Charter School Finance Corp. (New Frontiers Charter School); Series 2010 A, RB	5.80%	08/15/2040	1,000	1,001,240
Texas State Public Finance Authority Charter School Finance Corp. (School Excellence Education); Series 2004 A, RB	7.00%	12/01/2034	2,870	2,870,861
Travis County Cultural Education Facilities Finance Corp. (Wayside Schools); Series 2012 A, RB	5.25%	08/15/2042	4,185	4,216,555
				606,903,885

Utah–0.47%
Mida Mountain Village Public Infrastructure District; Series 2020 A, RB	4.50%	08/01/2040	1,205	1,332,863
Series 2020 A, RB	5.00%	08/01/2050	6,500	7,208,955

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Utah–(continued)
Salt Lake City Corp. Airport Revenue; Series 2018 A, RB(c)(d)	5.00%	07/01/2043	$14,750	$17,408,098
Series 2018 A, RB(c)(d)	5.00%	07/01/2048	11,250	13,189,725
Utah (State of) Charter School Finance Authority (Leadership Learning Academy); Series 2019 A, RB(h)	5.00%	06/15/2050	2,000	2,154,020
Utah (State of) Charter School Finance Authority (Navigator Pointe Academy); Series 2010 A, RB	5.38%	07/15/2030	1,105	1,107,729
Utah (State of) Charter School Finance Authority (Renaissance Academy); Series 2020, Ref. RB(h)	5.00%	06/15/2055	2,080	2,228,221
Utah (State of) Charter School Finance Authority (Vista Entrada School of Performing Arts); Series 2012, RB(a)	5.60%	07/15/2022	250	261,287
Series 2012, RB(a)(b)	6.30%	07/15/2022	850	919,394
Series 2012, RB(a)(b)	6.55%	07/15/2022	2,000	2,168,960
				47,979,252

Virgin Islands–0.45%
Virgin Islands (Government of) (Matching Fund Loan Note - Diago); Series 2009 A, RB	6.75%	10/01/2037	4,600	4,622,218
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note - Sr. Lien Capital); Series 2009 A-1, RB	5.00%	10/01/2039	12,910	12,940,080
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2009 A-1, RB	5.00%	10/01/2029	3,620	3,628,434
Series 2009 B, Ref. RB	5.00%	10/01/2025	4,460	4,470,392
Series 2010 A, RB	5.00%	10/01/2025	12,575	12,604,300
Series 2010 A, RB	5.00%	10/01/2029	2,500	2,505,825
Series 2012 A, RB	5.00%	10/01/2032	5,730	5,676,883
				46,448,132

Virginia–1.12%
Ballston Quarter Communities Development Authority; Series 2016 A, RB	5.38%	03/01/2036	1,635	1,500,963
Series 2016 A, RB	5.50%	03/01/2046	10,000	8,828,500
Norfolk (City of), VA Redevelopment & Housing Authority (Fort Norfolk Retirement Community, Inc. - Harbor’s Edge); Series 2019 A, RB	5.00%	01/01/2049	4,500	4,714,335
Roanoke (City of), VA Economic Development Authority (Richfield Living); Series 2020, RB	5.00%	09/01/2040	1,645	1,648,701
Series 2020, RB	5.13%	09/01/2055	1,210	1,178,492
Tobacco Settlement Financing Corp.; Series 2007 B-1, RB	5.00%	06/01/2047	21,035	21,150,482
Series 2007 B-2, RB	5.20%	06/01/2046	3,000	3,011,400
Virginia (Commonwealth of) Small Business Financing Authority (Elizabeth River Crossings Opco, LLC); Series 2012, RB(d)	5.50%	01/01/2042	20,775	21,681,829
Virginia (Commonwealth of) Small Business Financing Authority (Express Lanes, LLC); Series 2012, RB(d)	5.00%	01/01/2040	21,155	21,850,999
Virginia (Commonwealth of) Small Business Financing Authority (Transform 66 P3); Series 2017, RB(d)	5.00%	12/31/2049	22,215	25,685,205
Series 2017, RB(d)	5.00%	12/31/2056	2,150	2,474,930
Virginia Beach Development Authority (Westminster-Canterbury on Chesapeake Bay); Series 2018, Ref. RB	5.00%	09/01/2040	1,750	1,978,585
				115,704,421

Washington–1.17%
King (County of), WA Public Hospital District No. 4; Series 2015 A, RB	5.75%	12/01/2030	3,000	3,306,240
Series 2015 A, RB	6.00%	12/01/2035	2,685	2,960,051
Series 2015 A, RB	6.25%	12/01/2045	6,465	7,102,772
King (County of), WA Public Hospital District No. 4 (Snoqualmie Valley Hospital); Series 2011, Ref. GO Bonds(a)(b)	6.75%	12/01/2021	500	524,245
Series 2011, Ref. GO Bonds(a)(b)	7.00%	12/01/2021	4,000	4,201,120
Port of Seattle Industrial Development Corp. (Delta Airlines); Series 2012, Ref. RB(d)	5.00%	04/01/2030	19,500	20,869,875
Washington (State of) Convention Center Public Facilities District; Series 2018, RB(c)(l)	5.00%	07/01/2048	27,000	31,203,900
Washington (State of) Economic Development Finance Authority (Green Bonds); Series 2020 A, RB(d)(h)	5.63%	12/01/2040	3,500	3,739,260

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington–(continued)
Washington (State of) Housing Finance Commission (Bayview Manor Homes); Series 2016 A, Ref. RB(h)	5.00%	07/01/2036	$1,460	$1,556,608
Series 2016 A, Ref. RB(h)	5.00%	07/01/2046	1,700	1,793,704
Series 2016 A, Ref. RB(h)	5.00%	07/01/2051	9,650	10,166,372
Washington (State of) Housing Finance Commission (Heron’s Key Senior Living); Series 2015 A, RB(h)	7.00%	07/01/2045	2,150	2,316,238
Series 2015 A, RB(h)	7.00%	07/01/2050	1,500	1,612,965
Series 2015 B-1, RB(h)	5.50%	01/01/2024	500	500,000
Washington (State of) Housing Finance Commission (Presbyterian Retirement Co.); Series 2016 A, Ref. RB(h)	5.00%	01/01/2031	1,500	1,641,375
Series 2016 A, Ref. RB(h)	5.00%	01/01/2046	6,950	7,431,705
Washington (State of) Housing Finance Commission (Transforming Age); Series 2019 A, RB(h)	5.00%	01/01/2055	4,000	4,362,280
Washington (State of) Housing Finance Commission (Wesley Homes at Lea Hill); Series 2016, Ref. RB(h)	5.00%	07/01/2041	2,000	2,064,020
Series 2016, Ref. RB(h)	5.00%	07/01/2046	1,000	1,026,260
Washington State Convention Center Public Facilities District; Series 2020, RB(c)(l)	5.00%	07/01/2043	10,970	12,722,238
				121,101,228

West Virginia–0.65%
Harrison (County of), WV Commission (Charles Pointe No. 2); Series 2008 A, Ref. RB	7.00%	06/01/2035	3,340	3,206,066
Series 2013, Ref. RB(e)(h)	7.00%	06/01/2035	1,000	500,000
Harrison (County of), WV County Commission (Charles Pointe Economic Opportunity Development District); Series 2019 A, RB(h)	5.75%	06/01/2042	13,750	15,298,662
Series 2019 B, Ref. RB(h)	7.50%	06/01/2042	6,140	6,677,373
Kanawha (County of), WV (The West Virginia State University Foundation); Series 2013, RB	6.75%	07/01/2045	5,650	5,788,312
Monongalia (County of), WV Commission Special District (University Town Centre Economic
Opportunity Development District); Series 2017 A, Ref. RB(h)	5.75%	06/01/2043	6,000	6,441,180
Series 2020, Ref. RB(h)	7.50%	06/01/2043	13,205	14,388,828
West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC); Series 2016, RB(d)(h)	7.25%	02/01/2036	10,965	10,309,403
Series 2018, RB(d)(h)	8.75%	02/01/2036	4,500	4,784,265
				67,394,089

Wisconsin–5.07%
Public Finance Authority; Series 2020 A, RB(h)	5.25%	03/01/2045	5,000	5,532,050
Public Finance Authority (American Dream at Meadowlands); Series 2017, RB(h)	6.25%	08/01/2027	3,500	3,781,155
Series 2017, RB(h)	6.75%	08/01/2031	15,590	17,393,607
Series 2017, RB(h)	6.50%	12/01/2037	25,000	27,242,250
Series 2017, RB(h)	6.75%	12/01/2042	12,270	13,456,264
Public Finance Authority (Coral Academy of Science Reno); Series 2019, Ref. RB(h)	5.00%	06/01/2050	1,250	1,331,213
Public Finance Authority (Cross Creek Public Improvement District); Series 2019, RB(h)	5.75%	10/01/2053	5,000	5,681,000
Public Finance Authority (Goodwill Industries of Southern Nevada, Inc.); Series 2019 A, RB	5.50%	12/01/2038	4,117	4,083,674
Series 2019 A, RB	5.75%	12/01/2048	6,863	6,481,528
Public Finance Authority (Kipp Charlotte, Inc.); Series 2020 A, RB(h)	5.00%	10/15/2055	350	376,271
Public Finance Authority (KU Campus Development Corp. -Central District Development); Series 2016, RB(c)	5.00%	03/01/2041	24,000	27,977,280
Public Finance Authority (Mallard Creek Stem Academy); Series 2019 A, RB(h)	5.25%	06/15/2049	5,775	6,195,131
Public Finance Authority (Million Air Two LLC General Aviation Facilities); Series 2017, Ref. RB(d)(h)	7.13%	06/01/2041	15,375	15,974,779
Public Finance Authority (Minnesota College of Osteopathic Medicine); Series 2019 A-1, RB(e)(h)	5.50%	12/01/2048	76	38,039
Public Finance Authority (Southminster); Series 2018, RB(h)	5.00%	10/01/2043	500	540,485
Series 2018, RB(h)	5.00%	10/01/2048	6,600	7,105,230
Series 2018, RB(h)	5.00%	10/01/2053	3,000	3,223,050
Public Finance Authority (WhiteStone); Series 2017, Ref. RB(h)	5.00%	03/01/2052	2,300	2,452,168

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin–(continued)
Superior (City of), WI (Superior Water, Light & Power Co.); Series 2007 B, RB(d)	5.75%	11/01/2037	$4,000	$4,015,480
Wisconsin (State of) Center District; Series 2020 D, RB (INS - AGM)(g)(i)	0.00%	12/15/2060	120,000	26,344,800
Wisconsin (State of) Health & Educational Facilities Authority (American Baptist Homes of the Midwest Obligated Group); Series 2017, Ref. RB	5.00%	08/01/2027	2,000	2,159,120
Series 2017, Ref. RB	5.00%	08/01/2037	5,820	6,149,587
Series 2017, Ref. RB	5.00%	08/01/2039	2,355	2,482,900
Wisconsin (State of) Health & Educational Facilities Authority (Ascension Senior Credit Group); Series 2016 A, Ref. RB(c)	5.00%	11/15/2039	38,800	46,055,988
Wisconsin (State of) Health & Educational Facilities Authority (Camillus Health System); Series 2019, Ref. RB	5.00%	11/01/2039	1,950	2,082,658
Series 2019, Ref. RB	5.00%	11/01/2046	10,050	10,568,680
Series 2019, Ref. RB	5.00%	11/01/2054	1,650	1,719,382
Wisconsin (State of) Health & Educational Facilities Authority (Mile Bluff Medical Center, Inc.); Series 2014, RB	5.75%	05/01/2039	4,260	4,325,050
Wisconsin (State of) Health & Educational Facilities Authority (Thedacare, Inc.); Series 2019, Ref. RB	4.00%	12/15/2049	5,000	5,579,900
Wisconsin (State of) Public Finance Authority (Alabama Proton Therapy Center); Series 2017 A, RB(h)	6.25%	10/01/2031	3,475	3,544,778
Series 2017 A, RB(h)	6.85%	10/01/2047	25,735	26,254,847
Series 2017 A, RB(h)	7.00%	10/01/2047	1,250	1,275,313
Wisconsin (State of) Public Finance Authority (American Dream at Meadowlands); Series 2017, RB(h)	7.00%	12/01/2050	11,000	12,152,910
Wisconsin (State of) Public Finance Authority (Bancroft Neurohealth); Series 2016 A, RB(h)	5.13%	06/01/2048	11,000	11,898,810
Wisconsin (State of) Public Finance Authority (Delray Beach Radiation Therapy Center); Series 2017 A, RB(h)	5.75%	11/01/2024	1,440	1,461,197
Series 2017 A, RB(h)	6.25%	11/01/2028	2,525	2,628,323
Series 2017 A, RB(h)	6.85%	11/01/2046	34,350	36,052,042
Series 2017 B, RB(e)(h)	8.50%	11/01/2046	8,000	6,000,000
Wisconsin (State of) Public Finance Authority (Explore Academy); Series 2018 A, RB(h)	6.13%	02/01/2048	5,535	5,939,941
Series 2020 A, RB(h)	6.13%	02/01/2050	3,305	3,543,786
Wisconsin (State of) Public Finance Authority (Glenridge Palmer Ranch); Series 2011 A, RB(h)	7.75%	06/01/2028	7,980	8,231,769
Series 2011 A, RB(h)	8.00%	06/01/2035	10,150	10,469,319
Series 2011 A, RB(h)	8.25%	06/01/2046	4,000	4,125,680
Wisconsin (State of) Public Finance Authority (Maryland Proton Treatment Center); Series 2018 A-1, RB(h)	6.25%	01/01/2038	11,000	9,164,430
Series 2018 A-1, RB(h)	6.38%	01/01/2048	16,520	13,410,440
Wisconsin (State of) Public Finance Authority (Mary’s Woods at Marylhurst); Series 2017 A, Ref. RB(h)	5.25%	05/15/2037	1,000	1,076,090
Series 2017 A, Ref. RB(h)	5.25%	05/15/2042	1,230	1,316,617
Series 2017 A, Ref. RB(h)	5.25%	05/15/2047	1,225	1,306,328
Series 2017 A, Ref. RB(h)	5.25%	05/15/2052	3,300	3,512,487
Wisconsin (State of) Public Finance Authority (Million Air Two LLC General Aviation Facilities); Series 2017 A, RB(d)	7.25%	06/01/2035	6,965	7,345,707
Wisconsin (State of) Public Finance Authority (Penick Village Obligated Group); Series 2019, Ref. RB(h)	5.00%	09/01/2049	1,450	1,487,338
Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.); Series 2018 A, RB	5.00%	12/01/2027	2,560	2,807,782
Series 2018 A, RB	5.20%	12/01/2037	17,025	19,072,597
Series 2018 A, RB	5.35%	12/01/2045	26,000	28,835,820
Wisconsin (State of) Public Finance Authority (Rose Villa); Series 2014 A, RB(h)	6.00%	11/15/2049	2,500	2,696,200
Wisconsin (State of) Public Finance Authority (Roseman University of Health Sciences); Series 2012, RB	5.75%	04/01/2042	6,340	6,580,286
Series 2015, Ref. RB	5.88%	04/01/2045	6,400	7,209,024
Wisconsin (State of) Public Finance Authority (Voyager Foundation, Inc.); Series 2012 A, RB(a)	5.50%	10/01/2022	210	221,283
Series 2012 A, RB(a)(b)	6.00%	10/01/2022	1,475	1,607,956
Series 2012 A, RB(a)(b)	6.20%	10/01/2022	1,300	1,421,277

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin–(continued)
Wisconsin (State of) Public Finance Authority (Wittenberg University); Series 2016, RB(h)	5.00%	12/01/2031	$7,830	$8,230,270
Series 2016, RB(h)	5.25%	12/01/2039	10,685	11,194,140
				522,423,506

Wyoming–0.06%
West Park Hospital District (West Park Hospital); Series 2011 A, RB	7.00%	06/01/2040	4,890	4,947,702
Series 2011, Ref. RB	7.00%	06/01/2035	1,085	1,098,324
				6,046,026
TOTAL INVESTMENTS IN SECURITIES(r) –109.78% (Cost $10,450,195,217)				11,320,718,180
FLOATING RATE NOTE OBLIGATIONS–(13.05)%
Notes with interest and fee rates ranging from 0.57% to 0.85% at 02/28/2021 and contractual maturities of collateral ranging from 11/01/2023 to 10/15/2057 (See Note 1K)(s)				(1,345,620,000)
OTHER ASSETS LESS LIABILITIES–3.27%				337,013,986
NET ASSETS–100.00%				$10,312,112,166

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
Ctfs.	– Certificates
GNMA	– Government National Mortgage Association
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
LIBOR	– London Interbank Offered Rate
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
USD	– U.S. Dollar
Wts.	– Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43	Invesco High Yield Municipal Fund

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1K.
(d)	Security subject to the alternative minimum tax.
(e)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2021 was $554,954,931, which represented 5.38% of the Fund’s Net Assets.

(f)	Convertible capital appreciation bond. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(g)	Principal and/or interest payments are secured by the bond insurance company listed.
(h)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2021 was $1,679,713,679, which represented 16.29% of the Fund’s Net Assets.

(i)	Zero coupon bond issued at a discount.
(j)	Restricted security. The aggregate value of these securities at February 28, 2021 was $304,479,162, which represented 2.95% of the Fund’s Net Assets.
(k)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(l)

Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $238,455,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(m)	The issuer is paying less than stated interest, but is not in default on principal because scheduled principal payments have not yet begun.
(n)	Security subject to crossover refunding.
(o)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(p)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2021.
(q)	Restructured security not accruing interest income. The aggregate value of these securities at February 28, 2021 was $287,600, which represented less than 1% of the Fund’s Net Assets.
(r)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

(s)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2021. At February 28, 2021, the Fund’s investments with a value of $2,140,970,708 are held by TOB Trusts and serve as collateral for the $1,345,620,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44	Invesco High Yield Municipal Fund

Statement of Assets and Liabilities

February 28, 2021

Assets:
Investments in securities, at value (Cost $10,450,195,217)	$11,320,718,180
Cash	109,480,268
Receivable for:
Investments sold	43,891,628
Fund shares sold	14,294,896
Interest	142,936,319
Investments matured, at value (Cost $80,019,102)	73,570,068
Investment for trustee deferred compensation and retirement plans	715,840
Other assets	4,247,982
Total assets	11,709,855,181

Liabilities:
Floating rate note obligations	1,345,620,000
Payable for:
Investments purchased	8,243,235
Dividends	16,568,560
Fund shares reacquired	22,152,862
Accrued fees to affiliates	3,600,659
Accrued interest expense	18,610
Accrued trustees’ and officers’ fees and benefits	14,397
Accrued other operating expenses	689,161
Trustee deferred compensation and retirement plans	835,531
Total liabilities	1,397,743,015
Net assets applicable to shares outstanding	$10,312,112,166

Net assets consist of:
Shares of beneficial interest	$10,142,904,469
Distributable earnings	169,207,697
$10,312,112,166

Net Assets:
Class A	$6,323,866,389
Class C	$605,479,309
Class Y	$2,684,514,783
Class R5	$160,478
Class R6	$698,091,207

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	620,587,420
Class C	59,629,249
Class Y	262,987,892
Class R5	15,763
Class R6	68,604,431
Class A:
Net asset value per share	$10.19
Maximum offering price per share (Net asset value of $10.19 ÷ 95.75%)	$10.64
Class C:
Net asset value and offering price per share	$10.15
Class Y:
Net asset value and offering price per share	$10.21
Class R5:
Net asset value and offering price per share	$10.18
Class R6:
Net asset value and offering price per share	$10.18

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45	Invesco High Yield Municipal Fund

Statement of Operations

For the year ended February 28, 2021

Investment income:
Interest	$520,291,331

Expenses:
Advisory fees	49,456,453
Administrative services fees	1,391,535
Custodian fees	109,477
Distribution fees:
Class A	15,062,293
Class C	7,094,773
Interest, facilities and maintenance fees	16,145,682
Transfer agent fees – A, C and Y	6,371,384
Transfer agent fees – R5	119
Transfer agent fees – R6	68,257
Trustees’ and officers’ fees and benefits	185,293
Registration and filing fees	322,752
Reports to shareholders	478,420
Professional services fees	296,928
Taxes	1,098,951
Other	119,905
Total expenses	98,202,222
Less: Expense offset arrangement(s)	(972)
Net expenses	98,201,250
Net investment income	422,090,081

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (includes net gains (losses) from securities sold to affiliates of $(558,361))	(188,581,076)
Futures contracts	(8,795,929)
(197,377,005)
Change in net unrealized appreciation (depreciation) of unaffiliated investment securities	(366,042,833)
Net realized and unrealized gain (loss)	(563,419,838)
Net increase (decrease) in net assets resulting from operations	$(141,329,757)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46	Invesco High Yield Municipal Fund

Statement of Changes in Net Assets

For the years ended February 28, 2021 and February 29, 2020

	2021	2020
Operations:
Net investment income	$422,090,081	$442,487,638
Net realized gain (loss)	(197,377,005)	(32,860,796)
Change in net unrealized appreciation (depreciation)	(366,042,833)	874,097,507
Net increase (decrease) in net assets resulting from operations	(141,329,757)	1,283,724,349

Distributions to shareholders from distributable earnings:
Class A	(267,356,029)	(267,822,828)
Class C	(26,687,379)	(33,553,492)
Class Y	(115,768,362)	(134,282,733)
Class R5	(7,225)	(8,264)
Class R6	(27,900,177)	(23,229,171)
Total distributions from distributable earnings	(437,719,172)	(458,896,488)

Share transactions–net:
Class A	(36,221,661)	616,372,933
Class C	(288,331,445)	15,162,005
Class Y	(411,995,147)	503,432,404
Class R5	(20,670)	(42,243)
Class R6	79,390,446	221,009,295
Net increase (decrease) in net assets resulting from share transactions	(657,178,477)	1,355,934,394
Net increase (decrease) in net assets	(1,236,227,406)	2,180,762,255

Net assets:
Beginning of year	11,548,339,572	9,367,577,317
End of year	$10,312,112,166	$11,548,339,572

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47	Invesco High Yield Municipal Fund

Statement of Cash Flows

For the year ended February 28, 2021

Cash provided by operating activities:
Net increase (decrease) in net assets resulting from operations	$(141,329,757)

Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:
Purchases of investments	(3,019,699,014)
Proceeds from sales of investments	3,874,070,090
Proceeds from sales of short-term investments, net	29,049,721
Amortization of premium on investment securities	23,166,542
Accretion of discount on investment securities	(72,101,325)
Decrease in receivables and other assets	2,246,768
Increase in accrued expenses and other payables	678,052
Net realized loss from investment securities	188,581,076
Net change in unrealized depreciation on investment securities	366,042,833
Net cash provided by operating activities	1,250,704,986

Cash provided by (used in) financing activities:
Dividends paid to shareholders from distributable earnings	(197,452,340)
Proceeds from shares of beneficial interest sold	2,407,936,251
Proceeds of TOB Trusts	203,330,000
Repayments of TOB Trusts	(264,995,000)
Proceeds from borrowings	150,700,000
Repayment of borrowings	(150,700,000)
Disbursements from shares of beneficial interest reacquired	(3,303,303,312)
Net cash provided by (used in) financing activities	(1,154,484,401)
Net increase in cash and cash equivalents	96,220,585
Cash and cash equivalents at beginning of period	13,259,683
Cash and cash equivalents at end of period	$109,480,268

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$241,372,334

Supplemental disclosure of cash flow information:
Cash paid during the period for taxes	$1,864,850
Cash paid during the period for interest, facilities and maintenance fees	$16,127,072

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48	Invesco High Yield Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/21	$10.68	$0.42	$(0.47)	$(0.05)	$(0.44)	$10.19	(0.25)%		$6,323,866	1.03	%(d)	1.03	%(d)	0.86	%(d)	4.28	%(d)	26%
Year ended 02/29/20	9.87	0.43	0.83	1.26	(0.45)	10.68	13.00		6,659,123	1.13		1.13		0.86		4.19		10
Year ended 02/28/19	9.93	0.43	(0.02)	0.41	(0.47)	9.87	4.17		5,561,342	1.22		1.22		0.86		4.37		24
Year ended 02/28/18	9.87	0.52	0.01	0.53	(0.47)	9.93	5.46		5,360,001	1.06		1.06		0.89		5.17		14
Year ended 02/28/17	10.11	0.50	(0.24)	0.26	(0.50)	9.87	2.53		4,922,389	1.01		1.01		0.87		4.87		17
Class C
Year ended 02/28/21	10.64	0.35	(0.48)	(0.13)	(0.36)	10.15	(0.99	)(e)	605,479	1.77	(d)(e)	1.77	(d)(e)	1.60	(d)(e)	3.54	(d)(e)	26
Year ended 02/29/20	9.84	0.35	0.82	1.17	(0.37)	10.64	12.09		948,191	1.88		1.88		1.61		3.44		10
Year ended 02/28/19	9.89	0.36	(0.02)	0.34	(0.39)	9.84	3.52		860,988	1.97		1.97		1.61		3.62		24
Year ended 02/28/18	9.84	0.45	0.00	0.45	(0.40)	9.89	4.57		1,282,971	1.81		1.81		1.64		4.42		14
Year ended 02/28/17	10.07	0.42	(0.23)	0.19	(0.42)	9.84	1.86		1,175,513	1.76		1.76		1.62		4.12		17
Class Y
Year ended 02/28/21	10.70	0.45	(0.48)	(0.03)	(0.46)	10.21	0.01		2,684,515	0.78	(d)	0.78	(d)	0.61	(d)	4.53	(d)	26
Year ended 02/29/20	9.89	0.46	0.82	1.28	(0.47)	10.70	13.25		3,291,052	0.88		0.88		0.61		4.44		10
Year ended 02/28/19	9.94	0.46	(0.02)	0.44	(0.49)	9.89	4.54		2,557,003	0.97		0.97		0.61		4.62		24
Year ended 02/28/18	9.89	0.55	0.00	0.55	(0.50)	9.94	5.61		2,562,437	0.81		0.81		0.64		5.42		14
Year ended 02/28/17	10.12	0.52	(0.22)	0.30	(0.53)	9.89	2.89		1,867,338	0.76		0.76		0.62		5.12		17
Class R5
Year ended 02/28/21	10.67	0.44	(0.47)	(0.03)	(0.46)	10.18	(0.02)		160	0.79	(d)	0.79	(d)	0.62	(d)	4.52	(d)	26
Year ended 02/29/20	9.87	0.46	0.81	1.27	(0.47)	10.67	13.20		189	0.86		0.86		0.59		4.46		10
Year ended 02/28/19	9.92	0.46	(0.02)	0.44	(0.49)	9.87	4.51		215	0.99		0.99		0.63		4.60		24
Year ended 02/28/18	9.86	0.55	0.01	0.56	(0.50)	9.92	5.70		314	0.80		0.80		0.63		5.43		14
Year ended 02/28/17	10.11	0.52	(0.25)	0.27	(0.52)	9.86	2.64		631	0.80		0.80		0.66		5.08		17
Class R6
Year ended 02/28/21	10.66	0.45	(0.46)	(0.01)	(0.47)	10.18	0.14		698,091	0.72	(d)	0.72	(d)	0.56	(d)	4.59	(d)	26
Year ended 02/29/20	9.86	0.46	0.82	1.28	(0.48)	10.66	13.25		649,785	0.81		0.81		0.54		4.51		10
Year ended 02/28/19	9.91	0.46	(0.01)	0.45	(0.50)	9.86	4.59		388,029	0.92		0.92		0.56		4.67		24
Period ended 02/28/18(f)	9.90	0.50	(0.03)	0.47	(0.46)	9.91	4.76		208,446	0.74	(g)	0.74	(g)	0.57	(g)	5.49	(g)	14

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $6,026,707, $715,061, $2,470,749, $155 and $588,620 for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.99% for the year ended February 28, 2021.
(f)	Commencement date of April 04, 2017.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49	Invesco High Yield Municipal Fund

Notes to Financial Statements

February 28, 2021

NOTE 1—Significant Accounting Policies

Invesco High Yield Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek federal tax-exempt current income and taxable capital appreciation.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

Effective as of the open of business on April 6, 2020, the Fund reopened to all investors.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of

50	Invesco High Yield Municipal Fund

the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Cash and Cash Equivalents – For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

K.

Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase

51	Invesco High Yield Municipal Fund

tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

L.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Other Risks – The Fund may invest in lower-quality debt securities, i.e., “junk bonds.” Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher-rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

N.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 300 million	0.600%
Next $300 million	0.550%
Over $600 million	0.500%

For the year ended February 28, 2021, the effective advisory fee rate incurred by the Fund was 0.50%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.25%, 1.25% and 1.25%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver

52	Invesco High Yield Municipal Fund

agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted distribution and service plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plan”). The Fund, pursuant to the Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares and up to 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges,that may be paid by any class of shares of the Fund. For the year ended February 28, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2021, IDI advised the Fund that IDI retained $668,599 in front-end sales commissions from the sale of Class A shares and $490,272 and $40,907 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Obligations	$-	$11,274,286,669	$46,431,511	$11,320,718,180
Other Investments - Assets
Investments Matured	-	72,813,809	756,259	73,570,068
Total Investments	$-	$11,347,100,478	$47,187,770	$11,394,288,248

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

53	Invesco High Yield Municipal Fund

Effect of Derivative Investments for the year ended February 28, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Interest
Rate Risk
Realized Gain (Loss):
Futures contracts	$(8,795,929)

    The table below summarizes the average notional value of derivatives held during the period.

Futures
Contracts
Average notional value	$351,376,417

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2021, the Fund engaged in securities purchases of $127,929,033 and securities sales of $288,252,844, which resulted in net realized gains (losses) of $(558,361).

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $972.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances and Borrowings

Effective February 25, 2021, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $2.0 billion, collectively by certain Funds, and which will expire on February 24, 2022. The revolving credit and security agreement is secured by the assets of the Fund.

During the year ended February 28, 2021, the average daily balance of borrowing under the revolving credit and security agreement was $4,920,274 with a weighted interest rate of 4.39%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees. At February 28, 2021, the Fund had no borrowings outstanding under this agreement.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2021 were $1,309,196,769 and 1.08%, respectively.

The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2021 and February 29, 2020:
	2021	2020
Ordinary income-tax-exempt*	$437,719,172	$458,896,488

*     Includes short-term capital gain distributions, if any.

54	Invesco High Yield Municipal Fund

Tax Components of Net Assets at Period-End:
2021
Undistributed tax-exempt income	$26,137,221
Net unrealized appreciation — investments	818,596,950
Temporary book/tax differences	(594,181)
Capital loss carryforward	(674,932,293)
Shares of beneficial interest	10,142,904,469
Total net assets	$10,312,112,166

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, TOBS, book to tax accretion and amortization and defaulted bonds.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2021, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$310,653,861	$364,278,432	$674,932,293

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2021 was $2,836,108,716 and $3,879,339,776, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$1,157,919,414
Aggregate unrealized (depreciation) of investments	(339,322,464)
Net unrealized appreciation of investments	$818,596,950

Cost of investments for tax purposes is $10,575,691,298.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of income taxes, defaulted bonds, market discount adjustments and accretion and amortization differences, on February 28, 2021, undistributed net investment income was decreased by $3,805,678, undistributed net realized gain (loss) was increased by $876,776 and shares of beneficial interest was increased by $2,928,902. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Share Information

	Summary of Share Activity
	Year ended February 28, 2021(a)		Year ended February 29, 2020
	Shares	Amount	Shares	Amount
Sold:
Class A	116,648,206	$1,135,586,278	96,512,533	$988,544,405
Class C	9,030,598	87,378,757	24,104,492	245,772,767
Class Y	89,494,965	882,769,229	93,431,909	958,925,579
Class R5	-	-	12,132	125,152
Class R6	30,591,569	300,580,883	30,089,291	308,444,082

Issued as reinvestment of dividends:
Class A	14,498,202	142,179,399	13,941,849	143,628,728
Class C	1,757,991	17,117,468	2,030,791	20,846,496
Class Y	6,365,216	62,502,959	7,259,921	74,951,154
Class R5	561	5,464	423	4,372
Class R6	1,995,339	19,567,044	1,642,756	16,918,720

Automatic conversion of Class C shares to Class A shares:
Class A	21,488,060	212,120,630	10,470,873	107,660,676
Class C	(21,559,022)	(212,120,630)	(10,509,410)	(107,660,676)

55	Invesco High Yield Municipal Fund

	Summary of Share Activity
	Year ended February 28, 2021(a)		Year ended February 29, 2020
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(155,570,547)	$(1,526,107,968)	(60,755,184)	$(623,460,876)
Class C	(18,698,161)	(180,707,040)	(14,059,613)	(143,796,582)
Class Y	(140,471,748)	(1,357,267,335)	(51,633,591)	(530,444,329)
Class R5	(2,499)	(26,134)	(16,639)	(171,767)
Class R6	(24,916,602)	(240,757,481)	(10,168,516)	(104,353,507)
Net increase (decrease) in share activity	(69,347,872)	$(657,178,477)	132,354,017	$1,355,934,394

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 61% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 13—Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

56	Invesco High Yield Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco High Yield Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco High Yield Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 28, 2021, the related statements of operations and cash flows for the year ended February 28, 2021, the statement of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

57	Invesco High Yield Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2020 through February 28, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning Account Value (09/01/20)	Ending Account Value (02/28/21)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,057.70	$5.05	$1,019.89	$4.96	0.99%
Class C	1,000.00	1,053.10	9.06	1,015.97	8.90	1.78
Class Y	1,000.00	1,059.00	3.78	1,021.12	3.71	0.74
Class R5	1,000.00	1,059.10	3.78	1,021.12	3.71	0.74
Class R6	1,000.00	1,059.40	3.52	1,021.37	3.46	0.69

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2020 through February 28, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

58	Invesco High Yield Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2021:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Qualified Business Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Business Interest Income*	0.00%
U.S. Treasury Obligations*	0.00%
Tax-Exempt Interest Dividends*	100.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

59	Invesco High Yield Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	191	None

		Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	191	enaible, Inc. (artificial intelligence technology); Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	191

Director, Board of

Directors of

Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and President and Director of Grahamtastic Connection (non- profit)

Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle,hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	191	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	191	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization);Eisenhower Foundation (non-profit)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	191	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2	Invesco High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	191	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	191	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	191	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			191	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	191	Elucida Oncology (nanotechnology & medical particles company);

T-3	Invesco High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board member of Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest and Andrews and Kurth	191	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	191	None
Daniel S. Vandivort - 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	191	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	191	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4	Invesco High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

T-5	Invesco High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-6	Invesco High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G.McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7	Invesco High Yield Municipal Fund

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Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

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To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242                                             Invesco Distributors, Inc.                                                                  VK-HYM-AR-1

Annual Report to Shareholders	February 28, 2021

Invesco Intermediate Term Municipal Income Fund
Nasdaq:
A: VKLMX ∎ C: VKLCX ∎ Y: VKLIX ∎ R6: VKLSX

Management’s Discussion of Fund Performance

Performance summary

For the year ended February 28, 2021, Class A shares of Invesco Intermediate Term Municipal Income Fund (the Fund), at net asset value (NAV), underperformed the S&P Municipal Bond 2-17 Years Investment Grade Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/29/20 to 2/28/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.39%
Class C Shares	-0.27
Class Y Shares	0.64
Class R6 Shares	0.72
S&P Municipal Bond Index▼ (Broad Market Index)	1.22
S&P Municipal Bond 2-17 Years Investment Grade Index▼ (Style-Specific Index)	1.32
Lipper Intermediate Municipal Debt Funds Index∎ (Peer Group Index)	0.87
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

The broad municipal bond market experienced positive returns for the seventh consecutive year in 2020, even despite the unexpected twist of the coronavirus (COVID-19) global pandemic that pierced the markets and forced society to navigate unchartered waters in March 2020.

    Investment-grade municipal bonds returned 1.06%, high-yield municipal bonds returned 1.27%, and taxable municipal bonds returned 0.43% during the year.1

    The year began with an unexpected major market shift as the global spread of coronavirus (COVID-19) ignited macroeconomic concerns. Significant equity market sell-offs incited a flight to quality that caused a strong municipal rally in February 2020. In March, however, a flight to cash caused extreme volatility and price declines across the municipal market.

    Municipal funds averaged about $10 billion per week in outflows during March.2 Total fund outflows were $21 billion for the first quarter of 2020, with the majority in the high-yield segment.2 High-yield municipal funds generally hold anywhere from 30% to 60% of their portfolios in investment-grade securities. As a result, funds had been selling both high-yield and investment-grade securities into a distressed market to meet shareholder redemptions. This led to price declines across the municipal universe.

    Continued uncertainty regarding coronavirus (COVID-19) and its economic effects caused other major dislocations in the marketplace, including US Treasuries. Near the end of March, 10-year AAA-rated† municipals traded at yields that were roughly 370% of the yield on comparable maturity US Treasuries, well above the historical norm of approximately 90%.3

The Coronavirus Aid, Relief, and Economic Security Act (CARES Act), enacted at the end of March, gave the US Federal Reserve (the Fed) the ability to invest in programs or facilities established by the Fed which included the Municipal Liquidity Facility (MLF). The CARES Act also provided $150 billion for state and local governments and established the Disaster Relief Fund.

    The Fed cut the federal funds rate twice in 2020 during unscheduled emergency meetings in March in response to coronavirus (COVID-19), consisting of a half of a percentage and a whole percentage point leaving the target range 0.00% to 0.25%.4

    Investors continued to sell municipal bonds in April amid disruption from the COVID-19 pandemic. However, May and June saw performance improve despite ongoing market turmoil. As April began, many states maintained quarantines with indeterminate timelines for closures of non-essential businesses.

    Throughout the summer months, the municipal market began to rebound with gains that erased the earlier 2020 losses. The municipal market continued to benefit from federal support from the MLF which enabled two issuers per state, city, or county to use proceeds from the sale of notes to service their debt payments. While only two issuers accessed the MLF, the State of Illinois and the Metropolitan Transportation Authority, just the availability of the program provided a psychological safety net for the market.

    The coronavirus (COVID-19) pandemic continued into fall and winter, most states saw cases rise amid colder weather and holiday gatherings, which led to renewed restrictions on non-essential businesses and had a negative effect on the economy. Attention moved to the US Presidential election and medical advancements toward a vaccine.

    The election of Joe Biden and Kamala Harris, aligned with a Democrat-controlled Congress, could benefit municipal bonds given their stated support for numerous initiatives, including a larger stimulus bill and an infrastructure package, as well as health care and tax reform. A highly demanded second stimulus package was signed at the end of the year. The $900 billion Omnibus Spending and COVID Relief Deal included funding for small businesses, the unemployed, and health care workers.

    In December, several pharmaceutical companies reported long-awaited breakthroughs and a vaccine with 95% effectiveness was approved for widespread distribution, significantly improving both investor and public sentiment.

    New issuance totaled $465 billion for the year, up 3% from the previous year’s $449 billion. Taxable municipals played a significant role in this increase in 2020, having 43% of new issuance.5 This uptick is a result of recent changes in tax laws. Municipalities are no longer able to refinance existing debt with new tax-exempt debt, thus an uptrend in taxable municipal issuance.

    Municipal credits have a long history of low default rates as many provide essential services to all Americans. Most municipal issuers were in strong financial shape heading into the coronavirus (COVID-19) pandemic. Despite speculation, a flurry of downgrades has not yet occurred, mainly because most issuers have a rainy-day fund or cash on hand for difficult times. Though there could be small, isolated pockets of defaults in the future, we believe the vast majority of municipal bonds will stay current on principal and interest, as history has shown.

    At the close of the year, the House passed the $1.9 trillion American Rescue Plan Act of 2021. Subsequent to year end, on March 11, 2021, this bill was signed into law. The US Food and Drug Administration issued an emergency use authorization for a third vaccine. February also brought $34 billion in supply, higher than the average supply for the last five years for the month.

    During the year, Security selection and an overweight exposure in industrial development revenue/pollution control revenue bonds contributed to relative return over the period. Overweight exposure to bonds rated BBB† and lower added to relative performance. On a state level, bonds domiciled in Illinois and Texas contributed to relative performance.

    Underweight exposure to local general obligation bonds was detractive from relative return over the period. Underweight exposure among AAA and AA-rated† bonds specifically detracted from relative performance. On a state level, bonds domiciled in California and Georgia detracted from relative performance.

    During the year, leverage contributed to the Fund’s performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds (TOBs). Exposure to TOBs aided performance due to the price appreciation in municipal holdings when interest rates declined. The

2	Invesco Intermediate Term Municipal Income Fund

Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of some of the Fund’s investments.

Thank you for investing in Invesco Intermediate Term Municipal Income Fund and for sharing our long-term investment horizon.

1 Source: Bloomberg Barclays

2 Source: Strategic Insight

3 Source: US Department of the Treasury

4 Source: US Federal Reserve

5 Source: The Bond Buyer

† A credit rating is an assessment provided by a NRSRO of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

Portfolio manager(s):

John (Jack) Connelly

Joshua Cooney

Elizabeth S. Mossow

Tim O’Reilly

Mark Paris

James Phillips

Charles S. Pulire

John Schorle

Rebecca Setcavage

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Intermediate Term Municipal Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/11

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Intermediate Term Municipal Income Fund

Average Annual Total Returns
As of 2/28/21, including maximum applicable sales charges

Class A Shares
Inception (5/28/93)	4.42%
10 Years	3.58
5 Years	2.44
1 Year	-2.12

Class C Shares
Inception (10/19/93)	4.08%
10 Years	3.23
5 Years	2.20
1 Year	-1.25

Class Y Shares
Inception (8/12/05)	4.05%
10 Years	4.10
5 Years	3.22
1 Year	0.64

Class R6 Shares
10 Years	3.96%
5 Years	3.19
1 Year	0.72

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen Intermediate Term Municipal Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen Intermediate Term Municipal Income Fund (renamed Invesco Intermediate Term Municipal Income Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are those for Class A, Class C and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 2.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Intermediate Term Municipal Income Fund

Supplemental Information

Invesco Intermediate Term Municipal Income Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎  The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.

∎  The S&P Municipal Bond 2-17 Years Investment Grade Index seeks to measure the performance of investment-grade US municipals with maturities between two and 17 years.

∎  The Lipper Intermediate Municipal Debt Funds Index is an unmanaged index considered representative of intermediate municipal debt funds tracked by Lipper.

∎  The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Intermediate Term Municipal Income Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments

Revenue Bonds	87.7%

General Obligation Bonds	10.3

Pre-Refunded Bonds	2.0

Top Five Debt Holdings

% of total net assets
1. New York Transportation Development Corp. (American Airlines, Inc.), Series 2016, Ref. RB	0.8%
2. Tobacco Settlement Financing Corp., Series 2015 A, Ref. RB	0.7
3. Illinois (State of) Toll Highway Authority, Series 2014 D, Ref. RB	0.7
4. New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminal C&D Redevelopment), Series 2018, RB	0.6
5. New Jersey (State of), Series 2020 A, GO Bonds	0.5

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2021.

7	Invesco Intermediate Term Municipal Income Fund

Schedule of Investments

February 28, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–96.34%
Alabama–1.80%
Alabama (State of) Port Authority; Series 2017 A, Ref. RB (INS - AGM)(a)(b)	5.00%	10/01/2033	$3,500	$4,136,405
Alabaster (City of), AL Board of Education; Series 2014 A, GO Wts. (INS - AGM)(b)	5.00%	09/01/2025	1,500	1,717,125
Birmingham (City of) & Jefferson (County of), AL Civic Center Authority; Series 2018 B, RB	5.00%	07/01/2035	2,345	2,759,572
Birmingham (City of), AL Special Care Facilities Financing Authority (Methodist Home for the Aging); Series 2016, RB	5.25%	06/01/2025	90	92,965
Series 2016, RB	5.50%	06/01/2030	2,000	2,113,440
Health Care Authority for Baptist Health; Series 2006 D, RB	5.00%	11/15/2021	230	230,734
Lee (County of), AL Public Building Authority (DHR Building); Series 2006, Revenue Ctfs. (INS - SGI)(b)	4.38%	09/01/2025	10	10,031
Lower Alabama Gas District (The); Series 2016 A, RB	5.00%	09/01/2034	5,000	6,693,200
Pell City (City of), AL Special Care Facilities Financing Authority (Noland Health Services, Inc.); Series 2012, RB	5.00%	12/01/2021	2,250	2,327,310
Series 2016 A, RB	5.00%	12/01/2031	4,850	4,985,412
Selma (City of), AL Industrial Development Board (International Paper Co.); Series 2019, Ref. RB(c)	2.00%	10/01/2024	1,500	1,564,485
Southeast Alabama Gas Supply District (The) (No. 1); Series 2018 B, RB (67% of 1 mo. USD LIBOR + 0.90%)(c)(d)	0.98%	04/01/2024	4,875	4,914,244
Series 2018 C, RB (SIFMA Municipal Swap Index + 0.65%)(c)(d)	0.68%	04/01/2024	1,625	1,627,600
Tuscaloosa (County of), AL Industrial Development Authority (Hunt Refining); Series 2019 A, Ref. IDR(e)	4.50%	05/01/2032	3,500	3,896,305
UAB Medicine Finance Authority; Series 2019, RB	5.00%	09/01/2031	550	704,841
				37,773,669

Arizona–2.70%
Arizona (State of) Health Facilities Authority (Scottsdale Lincoln Hospital); Series 2014, Ref. RB	5.00%	12/01/2032	3,400	3,880,692
Arizona (State of) Industrial Development Authority; Series 2019 A-2, RB	3.63%	05/20/2033	1,955	2,119,320
Arizona (State of) Industrial Development Authority (Academies of Math & Science); Series 2019, RB(e)	5.00%	07/01/2039	1,000	1,139,300
Arizona (State of) Industrial Development Authority (Basis Schools); Series 2017 D, Ref. RB(e)	5.00%	07/01/2037	630	712,606
Arizona (State of) Industrial Development Authority (Great Laked Senior Living Community); Series 2019 A, RB	5.00%	01/01/2035	2,600	2,548,988
Arizona (State of) Industrial Development Authority (Pinecrest Academy of Nevada-Horizon, Inspirada and St. Rose Campus Projects); Series 2018 A, RB(e)	5.75%	07/15/2038	1,810	2,078,296
Glendale (City of), AZ; Series 2015, Ref. RB (INS - AGM)(b)	5.00%	07/01/2029	1,000	1,178,490
Glendale (City of), AZ Industrial Development Authority (The Beatitudes Campus); Series 2017, Ref. RB	5.00%	11/15/2028	2,105	2,320,531
La Paz (County of), AZ Industrial Development Authority (Charter School Solutions- Harmony Public Schools); Series 2018 A, RB	5.00%	02/15/2038	1,200	1,388,580
Maricopa (County of), AZ Industrial Development Authority (GreatHearts Arizona); Series 2017 C, RB	5.00%	07/01/2037	315	372,645
Navajo (Nation of); Series 2015 A, Ref. RB(e)	5.50%	12/01/2030	725	808,005
Northern Arizona University; Series 2015, Ref. RB (INS - BAM)(b)	5.00%	06/01/2032	250	284,710
Peoria (City of), AZ Industrial Development Authority (Sierra Winds Life Care Community); Series 2014, Ref. RB (Acquired 11/06/2014; Cost $1,663,420)(f)	5.00%	11/15/2024	1,655	1,663,656
Series 2014, Ref. RB (Acquired 11/06/2014; Cost $2,105,000)(f)	5.25%	11/15/2029	2,105	2,109,042
Phoenix (City of), AZ Industrial Development Authority (Great Hearts Academies); Series 2016, Ref. RB	5.00%	07/01/2036	1,000	1,105,040
Phoenix (City of), AZ Industrial Development Authority (Legacy Traditional Schools); Series 2014 A, RB(e)	5.75%	07/01/2024	825	887,997
Phoenix (City of), AZ Industrial Development Authority (Rowan University); Series 2012, RB	5.00%	06/01/2027	3,000	3,136,770
Phoenix Civic Improvement Corp.; Series 2019 A, RB	5.00%	07/01/2033	3,500	4,177,670
Pima (County of), AZ Industrial Development Authority (American Leadership Academy); Series 2015, Ref. RB(e)	5.38%	06/15/2035	1,360	1,474,689
Series 2017, RB(e)	4.75%	06/15/2037	4,500	4,575,015
Pima (County of), AZ Industrial Development Authority (Desert Heights Charter School); Series 2014, Ref. RB	6.00%	05/01/2024	325	342,914
Pima (County of), AZ Industrial Development Authority (Excalibur Charter School (The)); Series 2016, Ref. RB(e)	5.00%	09/01/2026	45	47,610

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Pima (County of), AZ Industrial Development Authority (Grande Innovations Academy); Series 2018, RB(e)	5.00%	07/01/2033	$2,245	$2,316,346
Salt River Project Agricultural Improvement & Power District; Series 2016 A, Ref. RB	5.00%	01/01/2034	5,500	6,674,195
Tempe (City of), AZ Industrial Development Authority (Mirabella at ASU); Series 2017 A, RB(e)	5.50%	10/01/2027	1,245	1,335,860
Series 2017 B, RB(e)	4.00%	10/01/2023	390	390,055
University of Arizona Board of Regents (Arizona Biomedical Research Collaborative Building); Series 2006, COP (INS - AMBAC)(b)	4.50%	06/01/2031	20	20,058
Verrado Community Facilities District No. 1; Series 2013 A, Ref. GO Bonds(e)	5.00%	07/15/2021	485	488,458
Series 2013 A, Ref. GO Bonds(e)	5.00%	07/15/2022	570	583,543
Series 2013 A, Ref. GO Bonds(e)	5.00%	07/15/2023	825	856,490
Series 2013 B, GO Bonds(e)	5.00%	07/15/2023	285	295,879
Westpark Community Facility District; Series 2016, Ref. GO Bonds	5.00%	07/15/2032	2,000	2,221,860
Yavapai (County of), AZ Industrial Development Authority (Northern Arizona Healthcare System); Series 2011, Ref. RB	5.25%	10/01/2026	2,000	2,051,360
Yuma (City of), AZ Industrial Development Authority (Regional Medical Center); Series 2014 A, RB	5.00%	08/01/2025	1,000	1,143,470
				56,730,140

Arkansas–0.07%
Pulaski (County of), AR Public Facilities Board; Series 2014, RB	5.00%	12/01/2024	1,345	1,515,694

California–7.13%
Adelanto (City of), CA Public Utility Authority;
Series 2017 A, Ref. RB (INS - AGM)(b)	5.00%	07/01/2027	175	221,975
Series 2017 A, Ref. RB (INS - AGM)(b)	5.00%	07/01/2028	315	395,523
Series 2017 A, Ref. RB (INS - AGM)(b)	5.00%	07/01/2029	300	373,926
Series 2017 A, Ref. RB (INS - AGM)(b)	5.00%	07/01/2030	325	402,438
Series 2017 A, Ref. RB (INS - AGM)(b)	5.00%	07/01/2031	310	382,187
Series 2017 A, Ref. RB (INS - AGM)(b)	5.00%	07/01/2032	310	380,968
Atwater (City of), CA; Series 2017 A, Ref. RB (INS - AGM)(b)	5.00%	05/01/2033	100	119,816
Bay Area Toll Authority (San Francisco Bay Area); Series 2001 A, RB (SIFMA Municipal Swap Index + 1.25%)(c)(d)	1.28%	04/01/2027	3,000	3,097,500
Beaumont (City of), TX Financing Authority (Improvement Area No. 17A); Series 2013 B, RB	5.00%	09/01/2028	1,000	1,088,970
California (County of), CA Tobacco Securitization Agency; Series 2020 A, Ref. RB	5.00%	06/01/2032	385	499,645
Series 2020 A, Ref. RB	5.00%	06/01/2033	600	774,474
Series 2020 B-1, Ref. RB	1.75%	06/01/2030	1,000	1,004,500
California (State of); Series 2015, Ref. GO Bonds	5.00%	03/01/2030	5,000	5,864,450
Series 2020, Ref. GO Bonds	4.00%	03/01/2040	5,000	5,868,200
California (State of) County Tobacco Securitization Agency; Series 2014, Ref. RB	4.00%	06/01/2029	2,000	2,009,020
California (State of) County Tobacco Securitization Agency (Alameda County Tobacco Asset Securitization Corp.); Series 2002, RB	6.00%	06/01/2042	2,250	2,252,925
California (State of) Educational Facilities Authority (Chapman University); Series 2011, RB	5.00%	04/01/2025	420	421,441
California (State of) Enterprise Development Authority (Academy for Academic Excellence); Series 2020 A, RB(e)	5.00%	07/01/2040	1,000	1,096,360
California (State of) Health Facilities Financing Authority (Children’s Hospital of Orange County); Series 2011 A, RB	5.00%	11/01/2024	500	514,680
California (State of) Housing Finance Agency; Series 2019 A-1, RB	4.25%	01/15/2035	1,957	2,245,756
Series 2019 A-2, RB	4.00%	03/20/2033	6,876	7,721,921
California (State of) Municipal Finance Authority (American Heritage Education Foundation); Series 2016 A, Ref. RB	5.00%	06/01/2046	875	963,489
California (State of) Municipal Finance Authority (CHF-Davis I, LLC - West Village Student Housing); Series 2018, RB	5.00%	05/15/2035	5,000	5,979,000
California (State of) Municipal Finance Authority (Emerson College); Series 2011, RB(c)(g)	5.00%	01/01/2022	1,230	1,277,601
Series 2011, RB	5.00%	01/01/2028	270	279,061
California (State of) Municipal Finance Authority (Harbor Regional Center); Series 2015, Ref. RB	5.00%	11/01/2032	1,000	1,174,240
California (State of) Pollution Control Finance Authority; Series 2012, RB(a)(e)	5.00%	07/01/2027	6,695	7,175,433

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Public Works Board (California Community Colleges); Series 2004 B, RB	5.50%	06/01/2022	$125	$125,499
California (State of) School Finance Authority (Alliance for College-Ready Public Schools); Series 2013 A, RB	5.25%	07/01/2023	660	694,855
California (State of) School Finance Authority (KIPP LA); Series 2014 A, RB	4.13%	07/01/2024	320	339,485
California (State of) Statewide Communities Development Authority (Bakersfield Consolidated Reassessment District No. 12-1); Series 2012, RB	5.00%	09/02/2022	100	105,371
California (State of) Statewide Communities Development Authority (California Baptist University); Series 2017 A, Ref. RB(e)	5.00%	11/01/2032	1,135	1,315,692
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center); Series 2014, RB	5.25%	12/01/2029	4,300	4,870,223
Series 2018 A, RB(e)	5.25%	12/01/2038	1,000	1,182,470
California (State of) Statewide Communities Development Authority (University of California, Irvine East Campus Apartments, CHF-Irvine, LLC); Series 2016, Ref. RB	5.00%	05/15/2032	1,250	1,446,437
California Public Finance Authority (Henry Mayo Newhall Hospital); Series 2017, Ref. RB	5.00%	10/15/2031	1,070	1,250,766
Series 2017, Ref. RB	5.00%	10/15/2033	1,000	1,159,500
California Statewide Communities Development Authority (Baptist University); Series 2017 A, Ref. RB(e)	3.00%	11/01/2022	875	890,181
Chula Vista (City of), CA Municipal Financing Authority; Series 2015 B, Ref. RB	5.00%	09/01/2026	1,500	1,767,195
Corona-Norco Unified School District (Community Facilities District No. 98-1); Series 2013, Ref. RB	5.00%	09/01/2021	810	829,602
Series 2013, Ref. RB	5.00%	09/01/2023	1,000	1,116,860
El Centro (City of), CA Financing Authority (El Centro California Redevelopment); Series 2011, RB	6.63%	11/01/2025	100	100,928
El Dorado (County of), CA (Community Facilities District No. 1992-1 - El Dorado Hills Development); Series 2012, Ref. RB	5.00%	09/01/2024	495	529,675
Golden State Tobacco Securitization Corp.; Series 2013 A, RB	5.00%	06/01/2021	2,000	2,023,820
Series 2017 A-1, Ref. RB	5.00%	06/01/2027	4,000	4,951,920
Series 2018A-1, Ref. RB	5.00%	06/01/2030	4,000	4,960,320
Indio (City of), CA Community Facilities District No. 2004-3 (Improvement Area No. 1); Series 2015, Ref. RB	5.00%	09/01/2035	955	1,077,316
Irvine (City of), CA (Reassessment District No. 13-1); Series 2013, RB	5.00%	09/02/2021	375	384,124
Series 2013, RB	5.00%	09/02/2022	710	759,018
Series 2013, RB	5.00%	09/02/2023	500	559,285
Lake Elsinore (City of), CA Public Financing Authority; Series 2015, Ref. RB	5.00%	09/01/2028	2,115	2,448,345
Lancaster (City of), CA Redevelopment Agency Successor Agency (Lancaster Public Capital Improvements); Series 2010, Ref. RB	5.50%	12/01/2028	455	456,324
Lancaster (City of), CA Redevelopment Agency Successor Agency (Redevelopment Areas); Series 2017, Ref. RB (INS - AGM)(b)	4.00%	08/01/2039	3,400	3,724,394
Lodi (City of), CA Public Financing Authority; Series 2012, Ref. RB	5.25%	10/01/2026	500	525,575
Los Angeles (City of), CA Department of Airports; Series 2020 C, RB(a)	5.00%	05/15/2039	1,160	1,459,071
Los Angeles (City of), CA Department of Airports (Los Angeles International Airport); Series 2018 B, Ref. RB(a)	5.00%	05/15/2029	2,000	2,519,760
Series 2018 D, Ref. RB(a)	5.00%	05/15/2031	3,000	3,772,320
Series 2019 E, RB	5.00%	05/15/2031	905	1,150,916
Los Angeles Unified School District; Series 2020 RYQ, GO Bonds	4.00%	07/01/2038	5,000	5,914,300
Modesto (City of), CA Irrigation District; Series 2015 B, Ref. RB	5.00%	10/01/2028	1,595	1,881,988
Monrovia (City of), CA Redevelopment Agency Successor Agency (Central Redevelopment - Project Area No. 1); Series 2011, RB(c)(g)	6.50%	05/01/2021	100	101,037
Murrieta (City of), CA Public Financing Authority; Series 2012, Ref. RB	5.00%	09/01/2023	1,000	1,067,360
Northern California Tobacco Securitization Authority; Series 2021 B1, Ref. RB	4.00%	06/01/2049	2,000	2,254,080
Oakland Unified School District (County of Alameda); Series 2015 A, GO Bonds	5.00%	08/01/2028	1,000	1,173,510
Series 2015 A, GO Bonds	5.00%	08/01/2029	1,160	1,358,372
Oroville (City of), CA (Oroville Hospital); Series 2019, RB	5.25%	04/01/2034	2,000	2,342,640
Palomar Health; Series 2016, Ref. RB	5.00%	11/01/2031	500	576,860

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Rancho Cordova (City of), CA Community Facilities District No. 2003-1 (Sunridge Anatolia); Series 2012, Ref. RB	5.00%	09/01/2022	$575	$613,841
Series 2012, Ref. RB	5.00%	09/01/2023	450	479,894
Redwood City (City of), CA (Redwood Shores Community Facilities District No. 99-1 - Shores Transportation Improvement); Series 2012, Ref. RB	5.00%	09/01/2026	495	523,393
Riverside (City of), CA (Riverwalk Assessment District); Series 2011, Ref. RB	5.25%	09/02/2026	400	408,524
Riverside (County of), CA (Community Facilities District No. 04-2); Series 2012, Ref. RB	5.00%	09/01/2028	500	530,080
Riverside (County of), CA Public Financing Authority (County Facilities); Series 2012, Ref. RB	5.00%	05/01/2025	250	263,300
Series 2012, Ref. RB	5.00%	05/01/2026	250	263,120
Riverside (County of), CA Public Financing Authority (Desert Communities and Interstate 215 Corridor - Project Area No. 1); Series 2015 A, RB (INS - AGM)(b)	5.00%	10/01/2029	1,375	1,616,684
San Buenaventura (City of), CA (Community Memorial Health System); Series 2011, RB	6.50%	12/01/2021	600	624,816
Series 2011, RB	6.50%	12/01/2022	2,620	2,726,451
San Diego (City of), CA Community Facilities District No. 3; Series 2013, Ref. RB	5.00%	09/01/2024	520	573,752
San Diego (County of), CA Regional Airport Authority; Series 2013 B, RB(a)	5.00%	07/01/2023	700	773,052
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport); Series 2011 C, Ref. RB(a)(c)(g)	5.00%	05/01/2021	2,000	2,015,720
Series 2019 D, Ref. RB	5.00%	05/01/2030	1,800	2,320,254
Series 2019 E, Ref. RB(a)	5.00%	05/01/2035	2,000	2,476,860
San Francisco (City & County of), CA Successor Agency to the Redevelopment Agency Community Facilities District No. 6 (Mission Bay South Public Improvements); Series 2013 A, Ref. RB	5.00%	08/01/2027	750	792,833
Series 2013 B, RB	5.00%	08/01/2027	405	428,130
San Jose (City of), CA; Series 2011 A-1, RB(a)	5.25%	03/01/2026	2,000	2,004,620
San Luis Obispo (County of), CA Financing Authority (Lopez Dam Improvement); Series 2011 A, Ref. RB (INS - AGM)(b)	5.50%	08/01/2026	3,195	3,265,162
Santa Clarita (City of), CA Community Facilities District No. 2002-1 (Valencia Town Center); Series 2012, Ref. RB	5.00%	11/15/2022	520	555,552
Santa Margarita Water District (Community Facilities District No. 2013-1); Series 2013, RB	5.00%	09/01/2026	990	1,082,634
Series 2013, RB	5.13%	09/01/2027	1,150	1,256,663
South Gate Utility Authority; Series 2012, RB(c)(g)	5.25%	10/01/2022	500	540,655
South Tahoe Joint Powers Financing Authority (South Tahoe Redevelopment Project Area No. 1); Series 2015 A, Ref. RB (INS - NATL)(b)	5.00%	10/01/2028	2,080	2,341,706
West Contra Costa Unified School District (Election of 2005); Series 2008 B, GO Bonds	6.00%	08/01/2023	1,000	1,131,540
Westlands Water District; Series 2012 A, Ref. RB(c)(g)	5.00%	09/01/2022	200	214,218
William S. Hart Union High School District (Community Facilities District No. 2005-1); Series 2015, Ref. RB	5.00%	09/01/2032	1,045	1,170,421
				149,746,768

Colorado-1.97%
Arkansas (State of) River Power Authority; Series 2006, RB(g)	5.88%	10/01/2021	355	366,427
Series 2018 A, Ref. RB	5.00%	10/01/2032	2,645	3,132,103
Aurora Crossroads Metropolitan District No. 2; Series 2020 A, GO Bonds	5.00%	12/01/2040	1,480	1,595,618
BNC Metropolitan District No. 1; Series 2017 A, Ref. GO Bonds (INS - BAM)(b)	5.00%	12/01/2032	360	431,989
Brighton Crossing Metropolitan District No. 4; Series 2017 A, GO Bonds	5.00%	12/01/2037	525	554,694
Broadway Park North Metropolitan District No. 2; Series 2020, GO Bonds(e)	5.00%	12/01/2040	1,325	1,438,155
Centerra Metropolitan District No. 1 (In the City of Loveland); Series 2017, Ref. RB(e)	5.00%	12/01/2029	4,000	4,246,480
Colorado (State of) Health Facilities Authority (Christian Living Neighborhoods); Series 2016, Ref. RB	5.00%	01/01/2031	2,475	2,662,902
Colorado (State of) Health Facilities Authority (Commonspirit Health); Series 2019 A, Ref. RB	4.00%	08/01/2037	4,730	5,396,410
Colorado (State of) Health Facilities Authority (SCL Health System); Series 2019 A, Ref. RB	5.00%	01/01/2034	2,425	3,106,498
Colorado (State of) Health Facilities Authority (Sunny Vista Living Center); Series 2015 A, Ref. RB(e)	5.00%	12/01/2025	550	558,921
Series 2015 A, Ref. RB(e)	5.50%	12/01/2030	750	770,070
Dacono Urban Renewal Authority; Series 2020, RB	6.25%	12/01/2039	1,000	1,056,220

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado-(continued)
Denver (City & County of), CO; Series 2012 A, RB(a)	5.00%	11/15/2022	$740	$798,231
Series 2018 A, Ref. RB(a)	5.00%	12/01/2030	2,000	2,606,800
Series 2018 A-2, RB(h)	0.00%	08/01/2030	800	637,272
Series 2018 A-2, RB(h)	0.00%	08/01/2031	1,000	759,470
Denver (City & County of), CO (United Airlines, Inc.); Series 2017, Ref. RB(a)	5.00%	10/01/2032	3,000	3,186,240
Denver (State of) Health & Hospital Authority; Series 2019 A, Ref. RB	4.00%	12/01/2037	1,000	1,140,530
Series 2019 A, Ref. RB	4.00%	12/01/2038	1,250	1,421,412
Interquest South Business Improvement District; Series 2017, GO Bonds	4.50%	12/01/2030	230	240,794
Jefferson (County of), CO Center Metropolitan District No. 1; Series 2020 A-2, RB	4.13%	12/01/2040	575	607,539
Plaza Metropolitan District No. 1; Series 2013, Ref. RB(e)	5.00%	12/01/2021	1,045	1,069,756
Series 2013, Ref. RB(e)	5.00%	12/01/2022	1,000	1,052,080
Transport Metropolitan District No. 3; Series 2021 A-1, GO Bonds	4.13%	12/01/2031	805	833,006
Vauxmont Metropolitan District; Series 2019, Ref. GO Bonds (INS - AGM)(b)	5.00%	12/15/2031	135	154,587
Series 2019, Ref. GO Bonds (INS - AGM)(b)	5.00%	12/15/2032	160	182,813
Series 2020, Ref. GO Bonds (INS - AGM)(b)	5.00%	12/01/2031	230	288,848
Series 2020, Ref. GO Bonds (INS - AGM)(b)	5.00%	12/01/2032	250	312,520
Series 2020, Ref. GO Bonds (INS - AGM)(b)	5.00%	12/01/2033	255	317,419
Series 2020, Ref. GO Bonds (INS - AGM)(b)	5.00%	12/01/2034	285	353,719
Series 2020, Ref. GO Bonds (INS - AGM)(b)	5.00%	12/01/2035	100	123,692
				41,403,215

Connecticut-1.48%
Connecticut (State of); Series 2018 C, GO Bonds	5.00%	06/15/2027	3,000	3,740,250
Series 2019 A, GO Bonds	5.00%	04/15/2034	3,450	4,330,336
Series 2019 A, GO Bonds	5.00%	04/15/2035	1,150	1,439,754
Connecticut (State of) (Transportation Infrastructure); Series 2018, RB	5.00%	01/01/2030	3,500	4,351,305
Connecticut (State of) Development Authority (Aquarion Water Co.); Series 2011, RB(a)	5.50%	04/01/2021	1,000	1,004,200
Connecticut (State of) Health & Educational Facilities Authority; Series 2020 A, RB	5.00%	07/01/2033	1,510	1,884,782
Series 2020 G-1, Ref. RB(e)	5.00%	07/01/2030	285	329,597
Series 2020 G-1, Ref. RB(e)	5.00%	07/01/2031	540	621,540
Series 2020 G-1, Ref. RB(e)	5.00%	07/01/2033	600	684,564
Hamden (Town of), CT (Whitney Center); Series 2019, Ref. RB	5.00%	01/01/2030	3,000	3,208,140
University of Connecticut; Series 2016 A, RB	5.00%	03/15/2032	2,940	3,443,240
Series 2017 A, RB	5.00%	01/15/2030	5,000	6,040,250
				31,077,958

District of Columbia-1.01%
District of Columbia (Provident Group - Howard Properties LLC); Series 2013, RB	5.00%	10/01/2030	2,550	2,553,341
Metropolitan Washington Airports Authority; Series 2016 A, Ref. RB(a)	5.00%	10/01/2034	2,215	2,598,992
Series 2019 A, Ref. RB(a)	5.00%	10/01/2032	1,435	1,812,247
Series 2019 A, Ref. RB(a)	5.00%	10/01/2033	3,000	3,772,680
Series 2020 A, Ref. RB(a)	5.00%	10/01/2032	3,000	3,839,790
Series 2020 A, Ref. RB(a)	5.00%	10/01/2033	3,000	3,819,000
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement); Series 2010 A, RB(h)	0.00%	10/01/2037	5,000	2,777,950
Series 2010 A, RB (INS - AGM)(b)(h)	0.00%	10/01/2037	40	23,093
				21,197,093

Florida-4.43%
Alachua (County of), FL Health Facilities Authority (Shands Teaching Hospital & Clinics); Series 2019, Ref. RB	5.00%	12/01/2034	2,570	3,229,590

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida-(continued)
Atlantic Beach (City of), FL (Fleet Landing); Series 2013 A, Ref. RB	5.00%	11/15/2021	$440	$450,402
Series 2013 A, Ref. RB	5.00%	11/15/2022	375	396,000
Series 2013 A, Ref. RB	5.00%	11/15/2023	565	613,567
Series 2018 A, RB	5.00%	11/15/2038	1,100	1,241,658
Capital Trust Agency (H-Bay Ministries, Inc.- Superior Residences); Series 2018 B, RB	4.50%	07/01/2038	500	199,080
Capital Trust Agency (Sarasota-Manatee Jewish Housing Council, Inc.); Series 2017, Ref. RB(e)	5.00%	07/01/2032	2,545	2,669,985
Capital Trust Agency, Inc. (Franklin Academy); Series 2020, RB(e)	5.00%	12/15/2040	1,220	1,326,250
Capital Trust Agency, Inc. (Viera Charter Schools, Inc.); Series 2017 A, RB(e)	5.00%	10/15/2037	510	554,207
Citizens Property Insurance Corp.; Series 2012 A-1, RB	5.00%	06/01/2022	2,000	2,119,260
Collier (County of), FL Industrial Development Authority (The Arlington of Naples); Series 2014 A, RB (Acquired 12/16/2013; Cost $2,215,000)(e)(f)(i)	7.25%	05/15/2026	1,215	940,106
Florida (State of) Higher Educational Facilities Financial Authority (Florida Institute of Technology); Series 2019, RB	5.00%	10/01/2032	840	1,020,785
Series 2019, RB	5.00%	10/01/2033	1,720	2,079,721
Florida (State of) Municipal Power Agency (St. Lucie); Series 2011 B, RB	5.00%	10/01/2026	2,000	2,050,840
Florida (State of) North Broward Hospital District; Series 2017 B, Ref. RB	5.00%	01/01/2034	5,000	5,918,800
Florida (State of) Ports Financing Commission (State Transportation Trust Fund); Series 2011 A, Ref. RB	5.00%	10/01/2027	1,000	1,027,240
Florida Development Finance Corp. (Green Bonds); Series 2019 B, RB(a)(e)	7.38%	01/01/2049	10,000	9,707,000
Florida Development Finance Corp. (Renaissance Charter School, Inc.); Series 2015, RB(e)	6.00%	06/15/2035	1,265	1,431,740
Series 2020 C, Ref. RB(e)	4.00%	09/15/2030	470	501,730
Florida Housing Finance Corp.; Series 2015 A, RB (CEP - GNMA)	3.65%	07/01/2041	445	462,137
Greater Orlando Aviation Authority; Series 2019 A, RB(a)	5.00%	10/01/2031	4,000	5,046,000
Halifax Hospital Medical Center; Series 2015, Ref. RB	5.00%	06/01/2035	325	363,447
Highlands (County of), FL Health Facilities Authority (Trousdale Foundation Properties); Series 2018 A, RB	5.25%	04/01/2028	2,500	1,188,975
Lake (County of), FL (Lakeside at Waterman Village); Series 2020 B-1, Ref. RB	4.25%	08/15/2027	8,000	8,051,840
Lake Helen (City of), FL (Ivy Hawn Charter School of the Arts); Series 2018 A, RB(e)	5.00%	07/15/2028	600	664,362
Lee (County of), FL Industrial Development Authority (Preserve (The)); Series 2017 A, RB(e)	5.38%	12/01/2032	1,000	1,036,810
Manatee (County of), FL School District; Series 2017, RB (INS - AGM)(b)	5.00%	10/01/2029	1,000	1,226,230
Series 2017, RB (INS - AGM)(b)	5.00%	10/01/2031	3,000	3,648,840
Series 2017, RB (INS - AGM)(b)	5.00%	10/01/2032	1,250	1,516,700
Martin (County of), FL Health Facilities Authority (Martin Memorial Medical Center); Series 2012, RB(c)(g)	5.50%	11/15/2021	1,670	1,732,491
Miami (City of) & Dade (County of), FL School Board; Series 2015 A, Ref. COP	5.00%	05/01/2032	1,900	2,206,527
Miami (City of), FL; Series 2012, Ref. RB(e)	5.00%	03/01/2030	100	108,819
Miami-Dade (County of), FL (Jackson Health System); Series 2015 A, Ref. RB	5.00%	06/01/2033	1,000	1,140,170
Miami-Dade (County of), FL Expressway Authority; Series 2013 A, Ref. RB	5.00%	07/01/2022	2,000	2,123,340
Series 2016 A, Ref. RB	5.00%	07/01/2028	1,625	1,961,034
Miami-Dade (County of), FL Industrial Development Authority (Waste Management, Inc.); Series 2018 B, RB (SIFMA Municipal Swap Index + 0.80%)(a)(c)(d)	0.83%	11/01/2021	3,000	3,001,020
Mirabella Community Development District; Series 2013, RB	6.00%	11/01/2026	150	162,621
Orlando (City of) & Orange (County of), FL Expressway Authority; Series 2012, Ref. RB	5.00%	07/01/2023	1,000	1,062,900
Orlando (City of), FL Community Redevelopment Agency (Conroy Road District); Series 2012, Ref. RB	5.00%	04/01/2023	500	521,475
Osceola (County of), FL; Series 2020 A-1, Ref. RB	5.00%	10/01/2033	350	441,056
Series 2020 A-1, Ref. RB	5.00%	10/01/2034	300	377,052
Series 2020 A-1, Ref. RB	5.00%	10/01/2035	500	625,875
Palm Beach (County of), FL Health Facilities Authority; Series 2020 B1, RB	3.00%	06/01/2027	3,000	3,065,220
Palm Beach (County of), FL Health Facilities Authority (ACTS Retirement-Life Communities, Inc.); Series 2016, Ref. RB	5.00%	11/15/2032	3,500	4,137,665
Series 2020 B, RB	4.00%	11/15/2041	250	285,558
Palm Beach (County of), FL Health Facilities Authority (Jupiter Medical Center, Inc.); Series 2013 A, RB	5.00%	11/01/2023	1,965	2,102,884

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida-(continued)
Palm Beach (County of), FL Health Facilities Authority (Sinai Residences of Boca Raton); Series 2014 A, RB	7.50%	06/01/2049	$630	$680,217
Pinellas (County of), FL; Series 2003, RB (INS - AGM)(b)	5.00%	10/01/2032	175	175,000
Pinellas County Educational Facilities Authority (Barry University); Series 2012, Ref. RB	5.25%	10/01/2030	2,500	2,610,200
Reedy Creek Improvement District; Series 2013 1, Ref. RB	5.00%	10/01/2021	885	903,293
Series 2013 1, Ref. RB	5.00%	10/01/2022	800	844,464
Tampa (City of), FL; Series 2020 A, RB(h)	0.00%	09/01/2041	3,030	1,506,728
Tampa (City of), FL (BayCare Health System); Series 2012 A, Ref. RB	5.00%	11/15/2026	500	525,510
				92,984,421

Georgia-0.97%
Brookhaven Development Authority (Children’s Healthcare of Atlanta, Inc.); Series 2019 A, RB	5.00%	07/01/2031	330	426,027
College Park (City of), GA (Atlanta International Airport); Series 2006 B, RB (INS - NATL)(b)	4.50%	01/01/2031	15	15,047
Development Authority for Fulton County (Robert W. Woodruff Arts Center); Series 2019, Ref. RB	4.00%	03/15/2044	830	882,257
Floyd (County of), GA Development Authority (The Spires at Berry College); Series 2018 A, RB	5.50%	12/01/2028	940	927,113
Series 2018 A, RB	5.75%	12/01/2033	1,500	1,455,075
Fulton (County of), GA Development Authority (Wellstar Health System, Inc.); Series 2017, RB	5.00%	04/01/2033	1,870	2,247,179
Georgia (State of) Municipal Electric Authority; Series 2019 A, Ref. RB	5.00%	01/01/2033	1,200	1,481,232
Georgia (State of) Municipal Electric Authority (Project One); Series 2015 A, Ref. RB	5.00%	01/01/2032	875	997,062
Georgia Municipal Association, Inc.; Series 1998, COP (INS - AGM)(b)	5.00%	12/01/2023	30	30,105
Georgia State Environmental Loan Acquisition Corp.; Series 2011, RB(c)(g)	5.13%	03/15/2021	225	225,403
Houston (County of), GA Hospital Authority (Houston Hospitals, Inc.); Series 2016 A, Ref. RB	5.00%	10/01/2031	855	927,504
Macon-Bibb (County of), GA Urban Development Authority (Academy for Classical Education, Inc.); Series 2017 A, RB(e)	5.75%	06/15/2037	1,540	1,603,201
Metropolitan Atlanta Rapid Transit Authority; Series 2016 B, Ref. RB	5.00%	07/01/2032	7,150	8,643,420
Randolph (County of), GA; Series 2012 A, GO Bonds(c)(g)	5.00%	04/01/2022	500	526,005
				20,386,630

Guam-0.16%
Guam (Territory of) Power Authority; Series 2012 A, Ref. RB (INS - AGM)(b)	5.00%	10/01/2021	1,500	1,539,795
Series 2012 A, Ref. RB (INS - AGM)(b)	5.00%	10/01/2022	1,700	1,820,479
				3,360,274

Hawaii-0.68%
Hawaii (State of) Department of Budget & Finance; Series 2012, Ref. RB	5.00%	11/15/2027	1,000	1,068,150
Series 2019, Ref. RB	3.20%	07/01/2039	1,655	1,764,412
Hawaii (State of) Department of Transportation (Airports Division); Series 2013, COP(a)	5.00%	08/01/2021	1,000	1,017,190
Series 2013, COP(a)	5.00%	08/01/2022	2,000	2,114,940
Series 2013, COP(a)	5.00%	08/01/2023	1,250	1,376,838
Honolulu (City & County of), HI Wastewater System Revenue; Series 2015 A, Ref. RB(j)	5.00%	07/01/2031	6,000	7,029,000
				14,370,530

Idaho-0.11%
Idaho (State of) Housing & Finance Association; Series 2019, Ref. RB	5.00%	07/15/2035	1,900	2,368,540

Illinois-11.59%
Bartlett (Village of), IL (Quarry Redevelopment); Series 2007, Ref. RB	5.60%	01/01/2023	385	385,493
Series 2016, Ref. RB	4.00%	01/01/2024	2,615	2,620,178
Bolingbrook (Village of), IL Special Service Area No. 2005-1; Series 2019, Ref. RB	5.00%	03/01/2033	1,645	1,716,969

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois-(continued)
Chicago (City of), IL; Series 2003 B, Ref. GO Bonds	5.00%	01/01/2024	$1,795	$1,974,249
Series 2004, Ref. RB	5.00%	11/01/2028	3,000	3,663,990
Series 2008 C, Ref. RB	5.00%	01/01/2029	2,500	2,873,475
Series 2008 C, Ref. RB	5.00%	01/01/2030	1,500	1,735,125
Series 2011, COP	7.13%	05/01/2021	256	255,876
Series 2015 A, GO Bonds	5.38%	01/01/2029	5,000	5,606,850
Series 2017 A, Ref. GO Bonds	5.75%	01/01/2034	2,500	2,946,125
Series 2017 B, Ref. RB	5.00%	01/01/2033	3,000	3,587,730
Series 2019 A, GO Bonds	5.50%	01/01/2035	3,000	3,593,520
Chicago (City of), IL (83rd/Stewart Redevelopment); Series 2013, COP(e)	7.00%	01/15/2029	1,029	1,029,829
Chicago (City of), IL (Midway Airport); Series 2013 A, Ref. RB(a)	5.50%	01/01/2027	1,000	1,088,850
Series 2013 B, Ref. RB	5.00%	01/01/2025	1,000	1,083,020
Series 2014 A, Ref. RB(a)	5.00%	01/01/2023	3,000	3,252,000
Chicago (City of), IL (O’Hare International Airport); Series 2015 A, Ref. RB(a)	5.00%	01/01/2029	6,000	6,898,800
Series 2017 D, RB(a)	5.00%	01/01/2031	1,000	1,183,790
Series 2017 D, RB(a)	5.00%	01/01/2032	1,000	1,179,500
Series 2017 D, RB(a)	5.00%	01/01/2033	2,000	2,351,460
Chicago (City of), IL (Roosevelt Square/ABLA Redevelopment); Series 2009 A, Ref. COP	7.13%	03/15/2022	126	126,025
Chicago (City of), IL Board of Education; Series 2017 C, Ref. GO Bonds	5.00%	12/01/2030	2,000	2,375,000
Series 2017, RB	5.75%	04/01/2035	1,000	1,200,660
Series 2018 A, Ref. GO Bonds (INS - AGM)(b)	5.00%	12/01/2027	1,500	1,854,030
Series 2018 A, Ref. GO Bonds (INS - AGM)(b)	5.00%	12/01/2030	1,000	1,238,410
Series 2018 A, Ref. GO Bonds (INS - AGM)(b)	5.00%	12/01/2031	1,250	1,535,775
Series 2018 C, Ref. GO Bonds	5.00%	12/01/2025	1,000	1,159,920
Chicago (City of), IL Metropolitan Water Reclamation District; Series 2011 B, GO Bonds(j)	5.00%	12/01/2024	3,000	3,111,150
Series 2015 C, GO Bonds(j)	5.00%	12/01/2027	7,000	8,124,620
Chicago (City of), IL Transit Authority; Series 2011, RB(c)(g)	5.25%	12/01/2021	1,000	1,038,300
Chicago (State of) Board of Education; Series 2021 A, GO Bonds	5.00%	12/01/2035	6,120	7,335,677
Chicago O’Hare International Airport; Series 2015 B, Ref. RB	5.00%	01/01/2031	3,000	3,471,480
Cook (County of), IL; Series 2018, Ref. RB	5.25%	11/15/2035	2,000	2,458,220
Cook County Community College District No. 508 (City Colleges of Chicago); Series 2013, GO Bonds	5.25%	12/01/2026	500	553,120
Franklin Park (Village of), IL; Series 2011, GO Bonds (INS - AGM)(b)	6.25%	07/01/2030	175	178,134
Illinois (State of); Series 2009 A, GO Bonds	4.00%	09/01/2027	50	50,086
Series 2012 A, GO Bonds	5.00%	01/01/2027	1,795	1,844,255
Series 2012, Ref. GO Bonds (INS - AGM)(b)	5.00%	08/01/2022	1,250	1,324,712
Series 2013, GO Bonds	5.00%	07/01/2022	2,000	2,104,440
Series 2013, GO Bonds	5.50%	07/01/2027	2,295	2,478,807
Series 2013, GO Bonds	5.50%	07/01/2038	2,500	2,666,250
Series 2016, GO Bonds	5.00%	11/01/2025	2,135	2,437,935
Series 2016, GO Bonds	5.00%	11/01/2030	1,040	1,180,816
Series 2017 C, GO Bonds	5.00%	11/01/2029	2,000	2,290,220
Series 2018 A, Ref. GO Bonds	5.00%	10/01/2028	8,375	10,000,922
Series 2018 B, Ref. GO Bonds	5.00%	10/01/2027	1,405	1,657,366
Series 2019 B, GO Bonds	4.00%	11/01/2035	4,450	4,834,035
Series 2020 B, GO Bonds	4.00%	10/01/2035	3,000	3,283,830
Series 2020, GO Bonds	5.50%	05/01/2024	1,000	1,124,300
Series 2020, GO Bonds	5.50%	05/01/2030	3,000	3,762,330
Illinois (State of) Finance Authority (Advocate Health Care Network); Series 2008 A, Ref. RB	5.00%	11/01/2030	2,000	2,364,700
Illinois (State of) Finance Authority (Benedictine University); Series 2021, Ref. RB	5.00%	10/01/2030	1,300	1,497,457
Illinois (State of) Finance Authority (Centegra Health System); Series 2014 A, RB	5.00%	09/01/2026	1,000	1,143,590
Series 2014 A, RB	5.00%	09/01/2028	1,250	1,415,237

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois-(continued)
Illinois (State of) Finance Authority (CITGO Petroleum Corp.); Series 2002, RB(a)	8.00%	06/01/2032	$710	$710,767
Illinois (State of) Finance Authority (Navistar International Corp.); Series 2020, Ref. RB(c)(e)	4.75%	08/01/2030	10,000	10,680,100
Illinois (State of) Finance Authority (Palos Hospital); Series 2010, Ref. RB	5.13%	05/15/2035	5,000	5,012,050
Illinois (State of) Finance Authority (Park Place of Elmhurst); Series 2016, RB (Acquired 04/01/2016; Cost $36,100)(f)(i)	2.00%	05/15/2055	271	8,123
Illinois (State of) Finance Authority (Peace Village); Series 2013, RB(c)(g)	6.25%	08/15/2023	1,505	1,704,608
Illinois (State of) Finance Authority (Robert Morris College); Series 2000, RB (INS - NATL)(b)	5.80%	06/01/2030	935	937,646
Illinois (State of) Finance Authority (Rogers Park Montessori School); Series 2014, Ref. RB	5.00%	02/01/2024	275	285,626
Illinois (State of) Finance Authority (Rush University Medical Center); Series 2015 A, Ref. RB	5.00%	11/15/2034	4,500	5,148,585
Illinois (State of) Finance Authority (University of Illinois Health Services); Series 2020, RB	5.00%	10/01/2030	750	969,435
Series 2020, RB	5.00%	10/01/2031	750	962,587
Series 2020, RB	5.00%	10/01/2032	750	955,402
Series 2020, RB	5.00%	10/01/2033	750	947,993
Series 2020, RB	5.00%	10/01/2034	750	944,700
Series 2020, RB	5.00%	10/01/2035	750	941,445
Illinois (State of) Metropolitan Pier & Exposition Authority; Series 2002, RB (INS - AGM)(b)(h)	0.00%	12/15/2029	2,550	2,138,098
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion); Series 2002 A, Ref. RB (INS - NATL)(b)	5.70%	06/15/2023	1,295	1,403,443
Series 2002, RB (INS - NATL)(b)(h)	0.00%	12/15/2032	10,000	7,343,100
Series 2012 B, Ref. RB	5.00%	12/15/2022	5,010	5,375,780
Illinois (State of) Sports Facilities Authority (The); Series 2019, Ref. RB (INS - BAM)(b)	5.00%	06/15/2028	2,100	2,610,468
Series 2019, Ref. RB (INS - BAM)(b)	5.00%	06/15/2029	1,000	1,263,660
Series 2019, Ref. RB (INS - BAM)(b)	5.00%	06/15/2030	1,200	1,504,716
Illinois (State of) Toll Highway Authority; Series 2014 D, Ref. RB(j)	5.00%	01/01/2024	12,500	14,080,250
Kane County School District No. 131 Aurora East Side; Series 2020 A, GO Bonds (INS - AGM)(b)	4.00%	12/01/2036	745	860,088
Lake County Community Consolidated School District No. 73 (Hawthorn); Series 2002, GO Bonds (g)(h)	0.00%	12/01/2021	330	329,581
Manhattan (Village of), IL Special Service Area No. 2004-1 (Brookstone Springs); Series 2015, Ref. RB	4.25%	03/01/2024	618	631,380
Markham (City of), IL (Library Purposes); Series 2005 B, GO Bonds (INS - AGC)(b)	5.25%	01/01/2023	15	15,045
Metropolitan Pier & Exposition Authority (McCormick Place Expansion); Series 1998 A, Ref. RB (INS - NATL)(b)	5.50%	06/15/2029	2,000	2,302,020
Railsplitter Tobacco Settlement Authority; Series 2010, RB	5.25%	06/01/2021	3,000	3,036,120
Series 2010, RB	5.38%	06/01/2021	525	531,484
Series 2017, RB	5.00%	06/01/2027	4,000	4,772,600
Series 2017, RB	5.00%	06/01/2028	2,000	2,370,280
Regional Transportation Authority; Series 2002 A, RB (INS - AGM)(b)	6.00%	07/01/2027	2,700	3,454,947
Series 2018 B, RB(j)	5.00%	06/01/2031	3,800	4,815,474
Series 2018 B, RB(j)	5.00%	06/01/2032	3,995	5,040,971
Sales Tax Securitization Corp.; Series 2017 A, Ref. RB	5.00%	01/01/2029	1,000	1,224,700
Series 2017 A, Ref. RB	5.00%	01/01/2030	1,000	1,215,480
Series 2018 A, Ref. RB	5.00%	01/01/2031	3,000	3,629,910
Springfield (City of), IL; Series 2015, Ref. RB	5.00%	03/01/2032	2,000	2,318,260
Series 2015, Ref. RB	5.00%	03/01/2033	3,500	4,053,980
Stephenson County School District No. 145 Freeport; Series 2018 A, GO Bonds(c)(g)	5.00%	02/01/2028	205	260,430
Series 2018 A, GO Bonds (INS - AGM)(b)	5.00%	02/01/2031	895	1,116,423
University of Illinois; Series 2011 A, RB	5.00%	04/01/2026	3,425	3,436,371
				243,592,764

Indiana-0.52%
Allen (County of), IN (Evergreen Village Fort Wayne); Series 2019, RB	6.00%	02/01/2039	170	179,318
Indiana (State of) Finance Authority (KIPP Indianapolis, Inc.); Series 2020 A, RB	4.00%	07/01/2030	215	233,767

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Indiana-(continued)
Jeffersonville (City of), IN (Vivera Senior Living); Series 2020 A, RB(e)	4.75%	11/01/2030	$575	$582,348
Series 2020 A, RB(e)	5.25%	11/01/2040	4,560	4,632,641
Michigan City (City of), IN; Series 2016, RB	4.50%	01/01/2026	170	170,733
Northern Indiana Commuter Transportation District;
Series 2016, RB	5.00%	07/01/2027	1,800	2,181,888
Series 2016, RB	5.00%	07/01/2028	1,250	1,507,137
Terre Haute (City of), IN (Silver Birch of Terre Haute); Series 2017, RB	5.10%	01/01/2032	710	717,221
Valparaiso (City of), IN (Pratt Paper, LLC); Series 2013, RB(a)	5.88%	01/01/2024	640	686,010
				10,891,063

Iowa-0.78%
Iowa (State of) Finance Authority (Iowa Fertilizer Co.); Series 2013, RB	5.25%	12/01/2025	3,000	3,295,620
Series 2013, Ref. RB(c)	5.25%	12/01/2033	2,990	3,260,625
Iowa (State of) Finance Authority (Iowa Health System); Series 2018, Ref. RB (SIFMA Municipal Swap Index + 0.58%)(c)(d)(e)	0.61%	01/04/2024	3,460	3,460,000
Iowa (State of) Finance Authority (Lifespace Communities, Inc.); Series 2019, RB	2.88%	05/15/2049	1,000	1,013,530
Iowa (State of) Finance Authority (Mercy Medical Center);
Series 2012, RB	4.00%	08/15/2022	1,905	2,002,822
Series 2012, RB	4.00%	08/15/2023	1,200	1,256,880
Iowa (State of) Finance Authority (PHS Council Bluffs, Inc.); Series 2018, RB	4.45%	08/01/2028	125	130,177
Iowa (State of) Tobacco Settlement Authority; Series 2005 B, RB	5.60%	06/01/2034	2,000	2,028,260
				16,447,914

Kansas-0.61%
Derby (City of), KS (Derby Star Bond); Series 2020, RB	3.90%	03/01/2037	1,625	1,656,964
Kansas (State of) Municipal Energy Agency (Jameson Energy Center); Series 2013, RB	5.00%	07/01/2028	1,140	1,242,988
Lenexa (City of), KS (Lakeview Village, Inc.); Series 2018 A, Ref. RB	5.00%	05/15/2029	1,210	1,336,360
Series 2018 A, Ref. RB	5.00%	05/15/2031	1,335	1,468,246
Wichita (City of), KS (Kansas Masonic Home); Series 2016 II-A, RB	5.25%	12/01/2036	1,500	1,524,405
Wichita (City of), KS (Presbyterian Manors, Inc.); Series 2018 I, Ref. RB	5.00%	05/15/2033	1,140	1,194,663
Series 2019, Ref. RB	5.00%	05/15/2029	1,280	1,379,584
Series 2019, Ref. RB	5.00%	05/15/2034	2,950	3,091,276
				12,894,486

Kentucky-1.92%
Ashland (City of), KY (King’s Daughters Medical Center); Series 2019, Ref. RB	5.00%	02/01/2030	370	443,774
Series 2019, Ref. RB	5.00%	02/01/2031	460	548,812
Series 2019, Ref. RB	5.00%	02/01/2032	450	534,091
Fayette County School District Finance Corp.; Series 2015 D, RB	5.00%	08/01/2031	1,000	1,164,360
Kentucky (Commonwealth of) Economic Development Finance Authority (Catholic Health Initiatives); Series 2011 B, RB (SIFMA Municipal Swap Index + 1.40%)(c)(d)	1.43%	02/01/2025	1,430	1,439,896
Kentucky (Commonwealth of) Economic Development Finance Authority (Masonic Home Independent Living II, Inc.); Series 2016 A, Ref. RB	5.00%	05/15/2021	270	270,848
Series 2016 A, Ref. RB	5.00%	05/15/2036	2,000	2,044,860
Kentucky (Commonwealth of) Economic Development Finance Authority (Next Generation Kentucky Information Highway); Series 2015 A, RB	5.00%	07/01/2028	1,500	1,722,810
Series 2015 A, RB	5.00%	07/01/2030	3,000	3,402,570
Kentucky (Commonwealth of) Economic Development Finance Authority (Owensboro Health, Inc.); Series 2017 A, Ref. RB	5.00%	06/01/2032	1,435	1,591,731
Kentucky (Commonwealth of) Economic Development Finance Authority (Rosedale Green); Series 2015, Ref. RB	5.50%	11/15/2035	3,100	3,151,026

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kentucky-(continued)
Kentucky (Commonwealth of) Municipal Power Agency; Series 2015 A, Ref. RB (INS - NATL)(b)	5.00%	09/01/2026	$1,000	$1,180,020
Series 2015 A, Ref. RB (INS - NATL)(b)	5.00%	09/01/2027	1,620	1,904,569
Series 2015 A, Ref. RB (INS - NATL)(b)	5.00%	09/01/2028	1,260	1,475,397
Kentucky (Commonwealth of) Municipal Power Agency (Prairie States); Series 2016, Ref. RB (INS - NATL)(b)	5.00%	09/01/2031	5,000	5,986,000
Series 2019 A, Ref. RB	5.00%	09/01/2031	1,500	1,826,505
Series 2019 A, Ref. RB	5.00%	09/01/2032	1,600	1,945,072
Series 2019 A, Ref. RB	5.00%	09/01/2033	1,000	1,212,650
Kentucky (Commonwealth of) Property & Building Commission (No. 108); Series 2015 A, Ref. RB	5.00%	08/01/2029	1,000	1,161,620
Kentucky (Commonwealth of) Property & Building Commission (No. 119); Series 2018, RB (INS - BAM)(b)	5.00%	05/01/2032	100	124,381
Kentucky (Commonwealth of) Property & Building Commission (Project No. 119); Series 2018, RB (INS - BAM)(b)	5.00%	05/01/2031	100	124,451
Series 2018, RB (INS - BAM)(b)	5.00%	05/01/2033	100	124,150
Series 2018, RB (INS - BAM)(b)	5.00%	05/01/2034	100	123,588
Kentucky (Commonwealth of) Public Energy Authority; Series 2018 B, RB(c)	4.00%	01/01/2025	2,000	2,214,020
Louisville (City of) & Jefferson (County of), KY Metropolitan Government (Norton Healthcare, Inc.); Series 2016 A, Ref. RB	5.00%	10/01/2033	2,450	2,896,782
Series 2020 A, RB	4.00%	10/01/2040	1,500	1,695,630
				40,309,613

Louisiana- 1.91%
Louisiana (State of) Energy & Power Authority (Rodemacher Unit No. 2); Series 2013, RB	5.00%	01/01/2022	1,000	1,036,560
Louisiana (State of) Public Facilities Authority (19th Judicial District Court Building); Series 2015 Ref. RB (INS - AGM)(b)	5.00%	06/01/2036	1,405	1,613,769
Louisiana (State of) Public Facilities Authority (Archdiocese of New Orleans); Series 2017, Ref. RB	5.00%	07/03/2028	250	235,000
Series 2017, Ref. RB	5.00%	07/02/2029	400	376,000
Series 2017, Ref. RB	5.00%	07/01/2030	500	470,000
Louisiana (State of) Public Facilities Authority (Ochsner Clinic Foundation); Series 2016, Ref. RB	5.00%	05/15/2034	2,545	2,966,350
New Orleans (City of), LA; Series 2014, Ref. RB(c)(g)	5.00%	06/01/2024	500	573,950
Series 2014, Ref. RB	5.00%	12/01/2026	1,250	1,436,100
Series 2015, RB(c)(g)	5.00%	06/01/2025	3,350	3,947,104
Series 2015, RB(c)(g)	5.00%	12/01/2025	5,615	6,725,815
New Orleans (City of), LA Aviation Board; Series 2015 B, RB(a)	5.00%	01/01/2027	1,750	2,014,285
Series 2015 B, RB(a)	5.00%	01/01/2029	1,805	2,062,934
New Orleans (City of), LA Aviation Board (Parking Facilities Corp. Consolidated Garage System); Series 2018 A, RB (INS - AGM)(b)	5.00%	10/01/2034	100	122,757
Series 2018 A, RB (INS - AGM)(b)	5.00%	10/01/2036	220	267,903
Series 2018 A, RB (INS - AGM)(b)	5.00%	10/01/2037	145	176,065
Series 2018 A, RB (INS - AGM)(b)	5.00%	10/01/2038	100	121,111
Series 2018 B, Ref. RB (INS - AGM)(b)	5.00%	10/01/2030	350	437,161
Series 2018 B, Ref. RB (INS - AGM)(b)	5.00%	10/01/2032	200	247,796
Series 2018 B, Ref. RB (INS - AGM)(b)	5.00%	10/01/2033	135	166,520
Series 2018 B, Ref. RB (INS - AGM)(b)	5.00%	10/01/2034	100	122,757
St. James (Parish of), LA (Nustar Logistics, L.P.); Series 2008, RB(c)(e)	6.10%	06/01/2030	2,700	3,366,441
St. John the Baptist (Parish of), LA (Marathon Oil Corp.); Series 2017, Ref. RB(c)	2.10%	07/01/2024	1,000	1,021,380
Series 2017, Ref. RB(c)	2.13%	07/01/2024	2,000	2,044,380
Series 2017, Ref. RB(c)	2.38%	07/01/2026	2,000	2,072,640
St. Tammany (Parish of), LA Public Trust Financing Authority (Christwood); Series 2015, Ref. RB	5.00%	11/15/2024	1,025	1,093,931
Series 2015, Ref. RB	5.25%	11/15/2029	1,250	1,374,063
Tobacco Settlement Financing Corp.; Series 2013 A, Ref. RB	5.50%	05/15/2030	3,970	3,980,441
				40,073,213

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Maryland-0.93%
Baltimore (City of), MD (Convention Center Hotel); Series 2017, Ref. RB	5.00%	09/01/2033	$1,105	$1,135,907
Baltimore (City of), MD (Water); Series 2017 A, RB	5.00%	07/01/2033	2,500	2,999,175
Gaithersburg (City of), MD (Asbury Maryland Obligated Group); Series 2018 A, Ref. RB	5.00%	01/01/2033	2,000	2,215,020
Howard (County of), MD (Downtown Columbia); Series 2017 A, RB(e)	4.13%	02/15/2034	1,000	1,040,650
Maryland (State of) Department of Transportation; Series 2012, RB	2.25%	10/01/2025	100	100,119
Maryland (State of) Health & Higher Educational Facilities Authority (Adventist Healthcare); Series 2011 A, RB	6.00%	01/01/2026	4,500	4,712,580
Maryland (State of) Health & Higher Educational Facilities Authority (Stevenson University); Series 2021, Ref. RB	5.00%	06/01/2028	250	307,085
Series 2021, Ref. RB	5.00%	06/01/2030	350	438,294
Series 2021, Ref. RB	5.00%	06/01/2032	400	502,876
Series 2021, Ref. RB	4.00%	06/01/2034	350	399,711
Series 2021, Ref. RB	4.00%	06/01/2036	450	509,157
Maryland Economic Development Corp.; Series 2020, RB	3.25%	09/01/2030	1,000	1,074,440
Series 2020, RB	4.00%	09/01/2040	2,500	2,733,375
Maryland Economic Development Corp. (AFCO Cargo BWI II, LLC); Series 2017, Ref. RB(a)(e)	4.00%	07/01/2024	1,365	1,418,262
				19,586,651

Massachusetts-1.05%
Massachusetts (Commonwealth of); Series 2005, Ref. RB (INS - NATL)(b)	5.50%	01/01/2034	3,000	4,037,250
Massachusetts (Commonwealth of) Bay Transportation Authority; Series 2006 A, RB	5.25%	07/01/2031	1,330	1,843,673
Massachusetts (Commonwealth of) Department of Transportation; Series 2019 A, Ref. RB	5.00%	01/01/2033	3,000	3,767,910
Massachusetts (Commonwealth of) Department of Transportation (Contract Assistance); Series 2018 A, Ref. RB	5.00%	01/01/2029	495	645,351
Massachusetts (Commonwealth of) Development Finance Agency; Series 2019 A, Ref. RB	5.00%	07/01/2031	1,530	1,892,044
Series 2019 A, Ref. RB	5.00%	07/01/2032	2,115	2,598,574
Massachusetts (Commonwealth of) Development Finance Agency (Emerson College); Series 2017 A, Ref. RB	5.00%	01/01/2026	1,600	1,903,680
Massachusetts (Commonwealth of) Development Finance Agency (Newbridge Charles, Inc.); Series 2017, Ref. RB(e)	5.00%	10/01/2037	1,500	1,646,850
Massachusetts (Commonwealth of) Development Finance Agency (Partners Healthcare); Series 2012, RB(c)(g)	5.00%	07/01/2021	130	132,051
Massachusetts (Commonwealth of) Development Finance Agency (Suffolk University); Series 2017, Ref. RB	5.00%	07/01/2034	1,000	1,182,170
Massachusetts (Commonwealth of) Water Resources Authority; Series 2007 B, Ref. RB (INS - AGM)(b)	5.25%	08/01/2025	300	361,890
Massachusetts (State of) Development Finance Agency; Series 2021 G, Ref. RB	5.00%	07/01/2038	300	380,529
Series 2021 G, Ref. RB	5.00%	07/01/2039	350	442,606
Series 2021 G, Ref. RB	4.00%	07/01/2046	1,000	1,142,790
Massachusetts (State of) Development Finance Agency (Partners Healthcare); Series 2012, RB(c)(g)	5.00%	07/01/2021	120	121,914
				22,099,282

Michigan-3.33%
Charyl Stockwell Academy; Series 2015, Ref. RB	4.88%	10/01/2023	245	251,713
Detroit (City of), MI Downtown Development Authority (Catalyst Development); Series 2018 A, Ref. RB (INS - AGM)(b)	5.00%	07/01/2030	700	791,770
Series 2018 A, Ref. RB (INS - AGM)(b)	5.00%	07/01/2032	2,000	2,260,780
East Lansing School District; Series 2017 I, GO Bonds	5.00%	05/01/2033	2,000	2,452,920
Great Lakes Water Authority; Series 2018 B, Ref. RB	5.00%	07/01/2029	3,000	3,924,360
Kalamazoo (City of), MI Economic Development Corp. (Heritage Community of Kalamazoo); Series 2019, Ref. RB	5.00%	05/15/2042	2,010	2,178,358
Kalamazoo Economic Development Corp. (Heritage Community of Kala); Series 2019, Ref. RB	5.00%	05/15/2032	1,000	1,106,430
Series 2020, RB	2.88%	05/15/2026	1,520	1,527,752
Kentwood Economic Development Corp. (Holland Hom Obligated Group); Series 2019, Ref. RB	5.00%	11/15/2032	2,100	2,407,692
Michigan (State of) Building Authority; Series 2015 I, Ref. RB(c)(g)	5.00%	10/15/2025	615	738,720
Series 2015 I, Ref. RB	5.00%	04/15/2031	4,385	5,219,159

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Michigan–(continued)
Michigan (State of) Finance Authority; Series 2015, Ref. RB	5.00%	11/15/2032	$245	$279,984
Series 2020 B-1, Ref. RB	5.00%	06/01/2049	1,000	1,195,740
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department); Series 2014 C-7, Ref. RB (INS - NATL)(b)	5.00%	07/01/2026	1,000	1,147,060
Series 2014 C-7, Ref. RB (INS - NATL)(b)	5.00%	07/01/2027	1,000	1,142,780
Series 2014 D-2, Ref. RB (INS - AGM)(b)	5.00%	07/01/2026	9,000	10,320,390
Series 2014 D-4, Ref. RB	5.00%	07/01/2029	5,000	5,705,000
Series 2015 D-1, Ref. RB	5.00%	07/01/2029	750	882,817
Series 2015, Ref. RB	5.00%	07/01/2035	2,900	3,389,288
Michigan (State of) Finance Authority (Henry Ford Health System); Series 2016, Ref. RB	5.00%	11/15/2028	2,000	2,437,560
Michigan (State of) Finance Authority (Local Government Loan Program); Series 2014 F, Ref. RB	4.50%	10/01/2029	5,590	5,816,842
Michigan (State of) Finance Authority (Trinity Health Credit Group); Series 2017 A, Ref. RB	5.00%	12/01/2034	2,000	2,449,920
Michigan (State of) Finance Authority (Wayne (County of) Criminal Justice Center); Series 2018, RB	5.00%	11/01/2029	1,500	1,933,995
Michigan (State of) Strategic Fund (Canterbury Health Care, Inc.); Series 2016, RB(e)	5.00%	07/01/2031	1,530	1,539,134
Michigan (State of) Strategic Fund (Holland Home Obligated Group); Series 2019, Ref. RB	5.00%	11/15/2034	1,810	2,059,617
Romulus (City of), MI Tax Increment Finance Authority; Series 2016, Ref. RB (INS - BAM)(b)	5.00%	11/01/2026	1,805	2,155,711
Summit Academy North; Series 2016, Ref. RB	4.00%	11/01/2021	345	347,739
Series 2016, Ref. RB	5.00%	11/01/2031	1,665	1,695,236
Wayne (County of), MI Airport Authority (Detroit Metropolitan Airport); Series 2012 D, Ref. RB(a)	5.00%	12/01/2028	2,500	2,705,275
				70,063,742

Minnesota–0.44%
Dakota (County of), MN Community Development Agency (Sanctuary at West St. Paul); Series 2015, RB	5.75%	08/01/2030	390	365,184
Duluth (City of), MN Housing & Redevelopment Authority (Duluth Public Schools Academy); Series 2018 A, Ref. RB	4.25%	11/01/2028	320	352,512
Series 2018 A, Ref. RB	5.00%	11/01/2033	205	231,849
Maple Grove (City of), MN (Maple Grove Hospital Corp.); Series 2017, Ref. RB	5.00%	05/01/2031	500	588,450
Series 2017, Ref. RB	5.00%	05/01/2032	1,600	1,870,976
Minnesota (State of) Higher Education Facilities Authority (Bethel University); Series 2017, Ref. RB	5.00%	05/01/2032	1,750	1,931,090
St. Louis Park (City of), MN (Place Via Sol Project); Series 2018, Ref. RB (Acquired 12/26/2018; Cost $1,250,000)(c)(e)(f)(i)	6.00%	07/01/2027	1,250	1,316,325
St. Paul (City of), MN Housing & Redevelopment Authority (High School for Recording Arts); Series 2015, RB	5.13%	10/01/2023	205	213,661
Woodbury (City of), MN Housing & Redevelopment Authority (St. Therese of Woodbury); Series 2014, RB	3.60%	12/01/2021	225	226,631
Series 2014, RB	4.00%	12/01/2022	490	500,952
Series 2014, RB	4.00%	12/01/2023	300	309,927
Series 2014, RB	4.00%	12/01/2024	175	182,289
Series 2014, RB	5.00%	12/01/2029	1,000	1,060,860
				9,150,706

Mississippi–0.57%
Mississippi (State of) Hospital Equipment & Facilities Authority; Series 2020, Ref. RB	5.00%	10/01/2033	650	815,646
Series 2020, Ref. RB	5.00%	10/01/2034	725	905,568
Series 2020, Ref. RB	5.00%	10/01/2035	600	747,078
Series 2020, Ref. RB	5.00%	10/01/2036	650	806,410
Mississippi (State of) Hospital Equipment & Facilities Authority (Forrest Co. General Hospital); Series 2019 B, Ref. RB	5.00%	01/01/2029	1,000	1,256,530
Series 2019 B, Ref. RB	5.00%	01/01/2030	1,000	1,270,370
Ridgeland (City of), MS (Colony Park); Series 2011, RB(c)(g)	5.88%	04/01/2021	545	547,480
Warren (County of), MS (International Paper Co.); Series 2011 A, RB	5.38%	12/01/2035	5,500	5,676,495
				12,025,577

Missouri–1.29%
Arnold Retail Corridor Transportation Development District; Series 2019, Ref. RB	3.00%	11/01/2028	95	95,195

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri–(continued)
Cape Girardeau (County of), MO Industrial Development Authority (South Eastern Health); Series 2017 A, Ref. RB	5.00%	03/01/2036	$3,000	$3,219,360
Series 2017, Ref. RB	5.00%	03/01/2029	100	109,848
Kansas City (City of), MO; Series 2017 C, Ref. RB	5.00%	09/01/2032	1,850	2,294,684
Kansas City (City of), MO Industrial Development Authority (Downtown Redevelopment District); Series 2011 A, Ref. RB	5.50%	09/01/2023	1,000	1,025,920
Series 2011 A, Ref. RB	5.50%	09/01/2024	2,000	2,051,540
Series 2011 A, Ref. RB	5.50%	09/01/2028	2,000	2,051,320
Kansas City (City of), MO Industrial Development Authority (Kansas City International Airport); Series 2019 B, RB(a)	5.00%	03/01/2035	1,000	1,213,080
Kansas City (City of), MO Industrial Development Authority (Ward Parkway Center Community Improvement District); Series 2016 A, Ref. RB(e)	4.25%	04/01/2026	15	15,569
Kirkwood (City of), MO Industrial Development Authority (Aberdeen Heights); Series 2017, Ref. RB	5.25%	05/15/2032	2,685	2,987,519
Missouri (State of) Health & Educational Facilities Authority (Lutheran Senior Services); Series 2016 B, Ref. RB	5.00%	02/01/2032	1,000	1,135,210
Series 2016, Ref. RB	5.00%	02/01/2033	1,305	1,478,186
Series 2019 A, RB	5.00%	02/01/2029	1,100	1,238,853
Missouri (State of) Joint Municipal Electric Utility Commission (Iatan 2); Series 2014 A, Ref. RB	5.00%	01/01/2029	2,000	2,229,640
Missouri (State of) Joint Municipal Electric Utility Commission (Prairie Street); Series 2015 A, Ref. RB	5.00%	06/01/2027	1,500	1,761,075
Series 2015 A, Ref. RB	5.00%	12/01/2027	640	750,240
St. Charles (County of), MO Industrial Development Authority (Suemandy/Mid-Rivers Community Improvement District); Series 2016, RB(e)	4.00%	10/01/2028	395	397,785
St. Louis (County of), MO Industrial Development Authority (Friendship Village of Sunset Hills); Series 2012, RB	4.50%	09/01/2023	340	353,811
Series 2012, RB	5.00%	09/01/2032	1,490	1,542,850
St. Louis Municipal Finance Corp.; Series 2015, Ref. RB (INS - AGM)(b)	5.00%	07/15/2030	1,000	1,124,170
				27,075,855

Nebraska–0.98%
Central Plains Energy Project (No. 3); Series 2012, RB(k)	5.00%	09/01/2032	5,000	5,321,200
Series 2012, RB(k)	5.25%	09/01/2037	5,000	5,345,250
Central Plains Energy Project (No. 4); Series 2018, RB(c)	5.00%	01/01/2024	3,635	4,044,228
Public Power Generation Agency (Whelan Energy Center Unit 2); Series 2016 A, Ref. RB	5.00%	01/01/2034	5,000	5,984,500
				20,695,178

Nevada–0.58%
Carson (City of), NV (Carson-Tahoe Regional Medical Center); Series 2012, Ref. RB(c)(g)	5.00%	09/01/2022	1,000	1,068,750
Clark (County of), NV; Series 2006, GO Bonds (INS - AMBAC)(b)	3.00%	11/01/2033	5,000	5,004,650
Clark (County of), NV (Special Improvement District No. 159); Series 2015, RB	5.00%	08/01/2026	140	155,528
Series 2015, RB	5.00%	08/01/2029	1,280	1,400,026
Series 2015, RB	5.00%	08/01/2031	1,410	1,533,544
Series 2015, RB	5.00%	08/01/2032	345	373,321
Las Vegas (City of), NV Special Improvement District No. 607; Series 2013, Ref. RB	5.00%	06/01/2024	40	43,977
Las Vegas (City of), NV Special Improvement District No. 815; Series 2020, RB	3.25%	12/01/2025	235	249,772
Series 2020, RB	4.00%	12/01/2030	240	263,551
Sparks (City of), NV (Tourism Improvement District No. 1); Series 2019 A, Ref. RB(e)	2.75%	06/15/2028	2,000	2,035,600
				12,128,719

New Hampshire–0.25%
New Hampshire (State of) Business Finance Authority (Covanta Green Bonds); Series 2020 B, Ref. RB(a)(c)(e)	3.75%	07/02/2040	605	625,522
New Hampshire (State of) Business Finance Authority (Covanta); Series 2020 A, Ref. RB(c)(e)	3.63%	07/02/2040	370	382,206
New Hampshire (State of) Health & Education Facilities Authority (Southern New Hampshire University); Series 2012, RB(c)(g)	5.00%	01/01/2022	1,500	1,560,105
New Hampshire Business Finance Authority; Series 2020-1, Class A	4.13%	01/20/2034	2,464	2,766,543
				5,334,376

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

New Jersey–7.54%
Atlantic City (City of), NJ; Series 2017 A, Ref. GO Bonds (INS - BAM)(b)	5.00%	03/01/2032	$250	$295,760
Burlington (County of), NJ Bridge Commission; Series 2002, RB	4.50%	10/15/2022	15	15,047
Casino Reinvestment Development Authority; Series 2014, Ref. RB (INS - AGM)(b)	5.00%	11/01/2027	1,000	1,112,600
Garden State Preservation Trust; Series 2005 A, RB (INS - AGM)(b)	5.75%	11/01/2028	2,000	2,477,200
Gloucester (County of), NJ Pollution Control Financing Authority (Logan); Series 2014 A, Ref. PCR(a)	5.00%	12/01/2024	3,075	3,229,242
New Jersey (State of); Series 2020 A, GO Bonds	5.00%	06/01/2029	9,000	11,406,510
New Jersey (State of) Economic Development Authority; Series 2005 N-1, Ref. RB (INS - NATL)(b)(j)(l)	5.50%	09/01/2022	7,500	8,072,775
Series 2012, Ref. RB	5.00%	06/15/2022	1,000	1,052,800
Series 2012, Ref. RB	5.00%	06/15/2023	3,125	3,285,281
Series 2012, Ref. RB	5.00%	06/15/2025	3,050	3,193,258
Series 2013 NN, Ref. RB	5.00%	03/01/2026	305	329,501
Series 2015 XX, Ref. RB	5.00%	06/15/2025	2,000	2,329,020
Series 2017 A, Ref. RB (INS - BAM)(b)	5.00%	07/01/2028	5,035	6,120,042
Series 2017 DDD, RB	5.00%	06/15/2031	3,670	4,327,958
Series 2021, RB	4.00%	06/15/2040	1,000	1,106,410
Series 2021, RB	4.00%	06/15/2041	1,000	1,102,540
New Jersey (State of) Economic Development Authority (American Water Co., Inc.); Series 2019, Ref. RB(a)(c)	2.20%	12/03/2029	2,500	2,609,575
New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.); Series 1999, RB(a)	5.13%	09/15/2023	5,000	5,310,850
Series 2012, RB(a)	5.75%	09/15/2027	3,225	3,353,323
New Jersey (State of) Economic Development Authority (Newark Downtown District Management Corp.); Series 2019, Ref. RB	5.13%	06/15/2037	116	142,868
New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and Technology, Inc.); Series 2012 C, RB	5.00%	07/01/2022	580	593,004
Series 2012 C, RB	5.00%	07/01/2032	475	486,718
New Jersey (State of) Economic Development Authority (Port Newark Container Terminal LLC); Series 2017, Ref. RB(a)	5.00%	10/01/2047	1,000	1,112,920
New Jersey (State of) Economic Development Authority (Provident Group - Rowan Properties LLC - Rowan University Student Housing); Series 2015 A, RB	5.00%	01/01/2030	250	260,770
New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement); Series 2013, RB(a)	5.00%	07/01/2021	425	431,345
Series 2013, RB(a)	5.50%	01/01/2026	1,390	1,568,629
Series 2013, RB(a)	5.50%	01/01/2027	2,130	2,397,166
Series 2013, RB(a)	5.00%	01/01/2028	1,000	1,108,970
New Jersey (State of) Educational Facilities Authority (Higher Education Facilities Trust Fund); Series 2014, RB	5.00%	06/15/2026	1,000	1,125,870
New Jersey (State of) Educational Facilities Authority (Rider University); Series 2017 F, RB	5.00%	07/01/2032	395	419,601
Series 2017 F, RB	5.00%	07/01/2033	415	438,697
Series 2017 F, RB	5.00%	07/01/2035	1,000	1,051,960
New Jersey (State of) Health Care Facilities Financing Authority (Meridian Health System Obligated Group); Series 2011, Ref. RB	5.00%	07/01/2025	1,500	1,589,220
Series 2011, Ref. RB	5.00%	07/01/2027	2,000	2,113,320
New Jersey (State of) Health Care Facilities Financing Authority (Princeton Healthcare System); Series 2016, Ref. RB	5.00%	07/01/2031	1,000	1,206,980
New Jersey (State of) Health Care Facilities Financing Authority (Princeton HealthCare System); Series 2016, Ref. RB	5.00%	07/01/2030	1,200	1,452,444
New Jersey (State of) Health Care Facilities Financing Authority (Valley Health System Obligated Group); Series 2019, RB	5.00%	07/01/2030	1,250	1,594,325
New Jersey (State of) Higher Education Student Assistance Authority; Series 2013 1B, RB(a)	4.75%	12/01/2043	5,000	5,195,700
Series 2018 B, Ref. RB(a)	5.00%	12/01/2025	2,250	2,657,047

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey-(continued)
New Jersey (State of) Transportation Trust Fund Authority; Series 2008 A, RB(h)	0.00%	12/15/2028	$255	$219,438
Series 2009 C, RB	5.25%	06/15/2032	250	282,440
Series 2010 D, RB	5.25%	12/15/2023	1,500	1,688,430
Series 2011 A, RB	5.00%	06/15/2027	250	252,883
Series 2013 AA, RB	5.00%	06/15/2021	5,270	5,340,618
Series 2013 AA, RB	5.25%	06/15/2030	710	771,259
Series 2015 AA, RB	5.00%	06/15/2023	2,000	2,195,800
Series 2018 A, Ref. RB	5.00%	12/15/2032	5,000	6,029,950
Series 2018 A, Ref. RN	5.00%	06/15/2023	2,500	2,755,000
Series 2018 A, Ref. RN(j)(l)	5.00%	06/15/2029	4,500	5,279,715
Series 2018 A, Ref. RN(j)(l)	5.00%	06/15/2030	2,000	2,329,960
Series 2019, Ref. RB	5.00%	12/15/2024	2,500	2,882,925
Series 2020 AA, RB	4.00%	06/15/2035	2,000	2,262,480
Series 2020 AA, RB	4.00%	06/15/2036	2,500	2,811,900
New Jersey (State of) Turnpike Authority; Series 2021 A, RB	4.00%	01/01/2042	5,000	5,804,450
New Jersey Transportation Trust Fund Authority; Series 2018 A, Ref. RB	5.00%	12/15/2028	5,000	6,214,800
North Hudson Sewerage Authority; Series 2012 A, Ctfs.(c)(g)	5.00%	06/01/2022	90	95,460
Salem (County of), NJ Pollution Control Financing Authority (Chambers); Series 2014 A, Ref. PCR(a)	5.00%	12/01/2023	5,160	5,412,685
South Jersey Transportation Authority; Series 2014 A, Ref. RB	5.00%	11/01/2028	500	570,145
Tobacco Settlement Financing Corp.; Series 2018 A, Ref. RB	5.00%	06/01/2029	2,500	3,114,650
Series 2018 A, Ref. RB	5.00%	06/01/2030	5,000	6,178,600
Series 2018 A, Ref. RB	5.00%	06/01/2031	4,650	5,714,338
Series 2018 A, Ref. RB	5.00%	06/01/2032	335	409,407
Series 2018 B, Ref. RB	3.20%	06/01/2027	2,025	2,077,852
				158,372,431

New Mexico-0.10%
New Mexico (State of) Hospital Equipment Loan Council (Haverland Charter Lifestyle Group); Series 2013, RB	4.00%	07/01/2022	685	698,501
Santa Fe (City of), NM (El Castillo Retirement); Series 2019 A, RB	5.00%	05/15/2034	725	807,730
Series 2019 A, RB	5.00%	05/15/2039	500	551,430
				2,057,661

New York-9.61%
Buffalo & Erie County Industrial Land Development Corp. (Medaille College); Series 2018, Ref. RB(e)	5.00%	10/01/2038	500	543,645
Build NYC Resource Corp. (Brooklyn Navy Yard); Series 2019, Ref. RB(a)(e)	5.25%	12/31/2033	1,500	1,622,805
Build NYC Resource Corp. (Pratt Paper, Inc.); Series 2014, Ref. RB(a)(e)	4.50%	01/01/2025	815	871,039
City of New Rochelle Corp. for Local Development (Iona College); Series 2015 A, Ref. RB	5.00%	07/01/2035	350	387,373
Long Island (City of), NY Power Authority; Series 2014 A, Ref. RB	5.00%	09/01/2034	4,000	4,555,920
Series 2018, RB	5.00%	09/01/2029	1,000	1,283,430
Metropolitan Transportation Authority; Series 2015 C-1, Ref. RB	5.00%	11/15/2031	1,875	2,158,050
Series 2015 C-1, Ref. RB	5.25%	11/15/2031	2,500	2,910,225
Subseries 2012 G-4, Ref. RB (67% of 1 mo. USD LIBOR + 0.55%)(c)(d)	0.63%	11/01/2022	2,950	2,938,111
Subseries 2014 D-2, RB (SIFMA Municipal Swap Index + 0.45%)(c)(d)	0.48%	11/15/2022	3,500	3,472,630
Metropolitan Transportation Authority (Green Bonds); Series 2015 A-2, RB(c)	5.00%	05/15/2030	3,000	3,706,110
Series 2016 A2, Ref. RB	5.00%	11/15/2024	1,360	1,554,045
Series 2017 C-2, Ref. RB(h)	0.00%	11/15/2029	1,000	824,870
Monroe County Industrial Development Corp. (St. Ann’s Community); Series 2019, Ref. RB	4.00%	01/01/2030	1,885	2,034,122
Monroe County Industrial Development Corp. (University of Rochester); Series 2017 D, Ref. RB	4.00%	07/01/2036	1,000	1,127,280
Nassau County Tobacco Settlement Corp.; Series 2006 A-2, RB	5.25%	06/01/2026	500	512,505

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York & New Jersey (States of) Port Authority; Series 2019 218, RB(a)	5.00%	11/01/2030	$3,000	$3,831,480
Series 2019, RB(a)	5.00%	11/01/2033	1,525	1,901,202
Series 2021, Ref. RB(a)	4.00%	07/15/2041	1,850	2,114,716
Two Hundred Second Series 2017, Ref. RB(a)	5.00%	10/15/2035	3,000	3,555,090
Two Hundred Seventh Series 2018, Ref. RB(a)(j)(l)	5.00%	09/15/2028	9,000	11,267,190
New York (City of), NY; Series 2015 C, Ref. GO Bonds	5.00%	08/01/2029	1,000	1,160,490
Series 2016 E, Ref. GO Bonds	5.00%	08/01/2027	5,000	6,079,100
Series 2019 B-1, GO Bonds	5.00%	10/01/2032	1,000	1,271,120
Series 2019 B-1, GO Bonds	5.00%	10/01/2033	2,000	2,527,840
Series 2020 C, GO Bonds	4.00%	08/01/2037	4,000	4,624,040
New York (City of), NY Industrial Development Agency (Queens Baseball Stadium); Series 2006, RB(c)(g)	5.00%	03/15/2021	150	150,260
New York (City of), NY Transitional Finance Authority; Series 2018 S-2A, Ref. RB	5.00%	07/15/2034	5,000	6,173,200
Series 2019 C1, RB	4.00%	11/01/2036	5,000	5,726,950
New York (State of) Dormitory Authority; Series 2019 A, RB	5.00%	10/01/2033	1,350	1,627,763
Series 2019 A, Ref. RB	5.00%	03/15/2037	3,000	3,696,480
Series 2020 A, Ref. RB	4.00%	03/15/2035	5,000	5,890,600
Series 2020 B, RB (INS - BAM)(b)	4.00%	08/15/2040	2,000	2,217,160
Series 2020 D, Ref. RB	4.00%	02/15/2036	7,870	9,147,143
New York (State of) Dormitory Authority (Montefiore Obligated Group); Series 2018 A, Ref. RB	5.00%	08/01/2028	1,755	2,169,987
Series 2018 A, Ref. RB	5.00%	08/01/2030	2,420	2,959,055
New York (State of) Dormitory Authority (Orange Regional Medical Center); Series 2015, Ref. RB(e)	5.00%	12/01/2024	300	344,349
Series 2017, Ref. RB(e)	5.00%	12/01/2033	2,000	2,308,320
Series 2017, Ref. RB(e)	5.00%	12/01/2034	1,000	1,149,750
New York (State of) Dormitory Authority (Ozanam Hall of Queens Nursing Home, Inc.); Series 2006, RB (LOC - Allied Irish Banks PLC)(m)	5.00%	11/01/2026	35	35,481
New York (State of) Thruway Authority; Series 2018 L, Ref. RB	5.00%	01/01/2030	500	626,070
Series 2018 L, Ref. RB	5.00%	01/01/2031	1,000	1,246,430
Series 2019 B, Ref. RB	4.00%	01/01/2037	1,490	1,720,384
New York City (City of), NY Transitional Finance Authority; Series 2019 B-1, RB	4.00%	11/01/2038	2,800	3,200,400
New York Counties Tobacco Trust VI; Series 2016 B, Ref. RB	5.00%	06/01/2027	280	335,745
Series 2016 B, Ref. RB	5.00%	06/01/2030	270	317,957
Series 2016 B, Ref. RB	5.00%	06/01/2031	250	292,473
New York Liberty Development Corp. (Goldman Sachs Headquarters); Series 2005, Ref. RB	5.25%	10/01/2035	2,660	3,727,431
New York State Dormitory Authority; Series 2015 B, RB	5.00%	02/15/2032	2,055	2,401,535
New York Transportation Development Corp.; Series 2020 A, Ref. RB(a)	5.00%	12/01/2030	1,000	1,261,230
Series 2020 A, Ref. RB(a)	5.00%	12/01/2032	1,250	1,554,875
New York Transportation Development Corp. (American Airlines, Inc. John F. Kennedy International Airport); Series 2016, Ref. RB(a)	5.00%	08/01/2021	4,985	5,072,537
Series 2020, Ref. RB(a)	5.25%	08/01/2031	1,870	2,246,693
Series 2020, Ref. RB(a)	5.38%	08/01/2036	1,000	1,188,080
New York Transportation Development Corp. (American Airlines, Inc.); Series 2016, Ref. RB(a)	5.00%	08/01/2026	10,000	10,174,800
Series 2016, Ref. RB(a)	5.00%	08/01/2031	17,000	17,282,200
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminal C&D Redevelopment); Series 2018, RB(a)	5.00%	01/01/2026	10,000	11,630,300
Series 2018, RB(a)	5.00%	01/01/2034	1,540	1,818,047
Series 2018, RB(a)	5.00%	01/01/2036	960	1,127,837
New York Transportation Development Corp. (Delta Air Lines, Inc.-Laguardia); Series 2020, RB(a)	4.00%	10/01/2030	3,000	3,492,270

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York Transportation Development Corp. (Laguardia Airport Terminal B Redevelopment); Series 2016 A, RB (INS - AGM)(a)(b)	4.00%	07/01/2041	$1,000	$1,078,590
New York Transportation Development Corp. (Terminal 4 JFK International Airport); Series 2020, Ref. RB	5.00%	12/01/2027	1,985	2,456,378
Series 2020, Ref. RB	5.00%	12/01/2029	1,000	1,256,050
Series 2020, Ref. RB	5.00%	12/01/2030	1,000	1,272,380
Series 2020, Ref. RB	5.00%	12/01/2032	1,600	1,998,208
Oneida County Local Development Corp. (Mohawk Valley Health System); Series 2019, Ref. RB (INS - AGM)(b)	5.00%	12/01/2031	1,000	1,263,250
Otsego County Capital Resource Corp. (Hartwick College); Series 2015 A, Ref. RB	5.00%	10/01/2030	500	518,815
Rockland Tobacco Asset Securitization Corp.; Series 2001, RB	5.63%	08/15/2035	2,080	2,099,032
Syracuse (City of), NY Industrial Development Agency (Carousel Center); Series 2016 A, Ref. RB(a)	5.00%	01/01/2032	1,250	1,290,475
TSASC, Inc.; Series 2017 A, Ref. RB	5.00%	06/01/2032	2,000	2,429,940
Series 2017 A, Ref. RB	5.00%	06/01/2033	1,500	1,813,680
Series 2017 A, Ref. RB	5.00%	06/01/2034	1,000	1,205,310
				201,830,328

North Carolina-1.59%
Charlotte (City of) & Mecklenburg (County of), NC Hospital Authority (Carolinas HealthCare System); Series 2018 E, Ref. RB (SIFMA Municipal Swap Index + 0.45%)(c)(d)	0.48%	12/01/2021	3,000	3,000,390
Charlotte (City of), NC (Charlotte Douglas International Airport); Series 2017 A, RB	5.00%	07/01/2034	750	912,053
Series 2017 A, RB	5.00%	07/01/2035	1,000	1,213,360
Columbus (County of), NC Industrial Facilities & Pollution Control Financing Authority (International Paper Co.); Series 2019, Ref. RB(c)	2.00%	10/01/2024	1,500	1,564,485
New Hanover (County of), NC (New Hanover Regional Medical Center); Series 2017, Ref. RB(c)(g)	5.00%	10/01/2027	1,000	1,258,480
Series 2017, Ref. RB(g)	5.00%	10/01/2027	1,100	1,384,328
North Carolina (State of); Series 2019, RB	5.00%	03/01/2032	3,000	3,819,720
North Carolina (State of) Department of Transportation (I-77 HOT Lanes); Series 2015, RB(a)	5.00%	06/30/2026	1,700	1,955,646
Series 2015, RB(a)	5.00%	06/30/2027	1,215	1,390,713
Series 2015, RB(a)	5.00%	06/30/2029	1,340	1,518,555
Series 2015, RB(a)	5.00%	06/30/2030	1,405	1,585,486
North Carolina (State of) Medical Care Commission; Series 2020 A, RB	5.00%	07/01/2033	1,250	1,602,312
North Carolina (State of) Medical Care Commission (Lutheran Services); Series 2012, Ref. RB	4.25%	03/01/2024	835	845,922
North Carolina (State of) Medical Care Commission (Pennybyrn at Maryfield); Series 2020, RB	2.50%	10/01/2024	740	742,982
Series 2020, RB	2.88%	10/01/2026	650	652,646
North Carolina (State of) Municipal Power Agency No. 1 (Catawba); Series 2015 A, Ref. RB	5.00%	01/01/2028	5,000	5,945,400
North Carolina (State of) Turnpike Authority; Series 2017, Ref. RB (INS - AGM)(b)	5.00%	01/01/2031	1,250	1,500,500
Raleigh & Durham (Cities of), NC Airport Authority; Series 2020 A, Ref. RB(a)	5.00%	05/01/2033	2,000	2,565,700
				33,458,678

North Dakota-0.17%
Burleigh (County of), ND (University of Mary); Series 2016, RB	4.38%	04/15/2026	590	613,252
Series 2016, RB	5.10%	04/15/2036	2,815	2,947,643
				3,560,895

Ohio-3.06%
American Municipal Power, Inc. (Combined Hydroelectric); Series 2016 A, Ref. RB	4.00%	02/15/2035	3,000	3,335,310
Buckeye Tobacco Settlement Financing Authority; Series 2020 A-2, Ref. RB	4.00%	06/01/2037	8,310	9,622,814
Centerville (City of), OH (Graceworks Lutheran Services); Series 2017, Ref. RB	5.25%	11/01/2037	1,195	1,270,058
Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Constellation Schools); Series 2014 A, Ref. RB	5.75%	01/01/2024	510	537,061
Cleveland (City of), OH; Series 2012 A, Ref. RB(c)(g)	5.00%	01/01/2022	2,750	2,860,192
Cleveland-Cuyahoga (County of), OH Port Authority (Euclid Avenue Development Corp.); Series 2014, Ref. RB	5.00%	08/01/2027	1,000	1,127,640

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio-(continued)
Columbus-Franklin (County of), OH Finance Authority (Easton); Series 2020, RB(e)	5.00%	06/01/2028	$5,000	$5,278,200
Cuyahoga (County of), OH (Metrohealth System); Series 2017, Ref. RB	5.00%	02/15/2032	3,980	4,599,328
Cuyahoga (County of), OH (MetroHealth System); Series 2017, Ref. RB	5.00%	02/15/2031	1,750	2,029,790
Franklin (County of), OH (First Community Village Obligated Group); Series 2013, Ref. RB	5.25%	07/01/2033	1,000	990,980
Gallia (County of), OH (Holzer Health System Obligated Group); Series 2012, Ref. RB(c)(g)	8.00%	07/01/2022	3,280	3,588,910
Hamilton (County of), OH; Series 2016 A, Ref. RB	5.00%	12/01/2027	3,410	4,254,725
Hamilton (County of), OH (Christ Hospital); Series 2012, RB	5.25%	06/01/2023	1,500	1,584,750
Hamilton (County of), OH (Life Enriching Communities); Series 2012, RB	5.00%	01/01/2032	750	783,457
Hamilton (County of), OH (UC Health); Series 2020, RB	5.00%	09/15/2037	2,000	2,491,000
Montgomery (County of), OH Hospital Facilities (Premier Health Partners Obligated Group); Series 2019 A, Ref. RB	5.00%	11/15/2034	1,500	1,850,745
Muskingum (County of), OH (Genesis Healthcare System); Series 2013, RB	5.00%	02/15/2033	1,240	1,298,764
Ohio (State of); Series 2020 A, Ref. RB	5.00%	01/15/2033	600	765,624
Series 2020 A, Ref. RB	5.00%	01/15/2034	1,000	1,270,590
Series 2020 A, Ref. RB	5.00%	01/15/2035	900	1,140,345
Ohio (State of) (Portsmouth Bypass); Series 2015, RB(a)	5.00%	12/31/2025	1,300	1,520,402
Ohio (State of) Air Quality Development Authority (Ohio Valley Electric Corp.); Series 2014, RB(a)(c)	2.60%	10/01/2029	9,000	9,503,820
Ohio (State of) Air Quality Development Authority (Pratt Paper LLC); Series 2017, RB(a)(e)	3.75%	01/15/2028	1,780	1,965,618
Ohio (State of) Higher Educational Facility Commission; Series 2015, Ref. RB	6.00%	10/01/2021	130	130,410
Southeastern Ohio Port Authority (Memorial Health System); Series 2015, Ref. RB	5.50%	12/01/2029	350	388,381
				64,188,914

Oklahoma-0.63%
Comanche (County of), OK Hospital Authority; Series 2015, Ref. RB	5.00%	07/01/2023	2,815	3,043,071
Oklahoma (State of) Development Finance Authority (OU Medicine); Series 2018 B, RB	5.00%	08/15/2033	1,000	1,185,720
Payne (County of), OK Economic Development Authority (Epworth Living at the Ranch); Series 2016 B-2, RB(i)	4.75%	11/01/2023	852	4,259
Tulsa (City of), OK Municipal Airport Trust; Series 2001 A, Ref. RB(a)	5.50%	12/01/2035	3,250	3,469,180
Tulsa (City of), OK Municipal Airport Trust (American Airlines Group, Inc.); Series 2015, Ref. RB(a)(c)	5.00%	06/01/2025	5,000	5,499,500
				13,201,730

Oregon-0.46%
Clackamas (County of), OR Hospital Facility Authority (Rose Villa); Series 2020, Ref. RB	3.25%	11/15/2025	2,000	2,015,780
Forest Grove (City of), OR (Pacific University); Series 2015 A, Ref. RB	5.00%	05/01/2036	250	273,623
Medford (City of), OR Hospital Facilities Authority (Asante); Series 2020 A, Ref. RB	4.00%	08/15/2039	1,100	1,280,796
Multnomah (County of), OR (Hospital Facilities Authority Terwilliger Plaza, Inc.); Series 2016, Ref. RB	5.00%	12/01/2025	295	337,037
Series 2016, Ref. RB	5.00%	12/01/2030	1,305	1,497,422
Portland (Port of), OR; Series 2017 24-B, RB(a)	5.00%	07/01/2035	3,255	3,819,352
Salem (City of), OR Hospital Facility Authority (Capital Manor, Inc.); Series 2012, Ref. RB	5.00%	05/15/2022	430	440,109
				9,664,119

Pennsylvania-6.34%
Allegheny (County of), PA Hospital Development Authority (Allegheny Health Network Obligated Group Issue); Series 2018 A, Ref. RB	5.00%	04/01/2032	2,000	2,430,380
Allegheny (County of), PA Industrial Development Authority (United States Steel Corp.); Series 2019, Ref. RB	4.88%	11/01/2024	2,000	2,142,740
Allentown Neighborhood Improvement Zone Development Authority (City Center); Series 2018, RB(e)	5.00%	05/01/2033	3,795	4,421,744
Chester (County of), PA Health & Education Facilities Authority (Simpson Senior Services); Series 2015 A, Ref. RB	5.00%	12/01/2030	1,000	1,048,520
Coatesville Area School District Building Authority; Series 2018, RB (INS - BAM)(b)	5.00%	12/01/2025	385	420,108
Series 2018, RB (INS - BAM)(b)	5.00%	12/01/2026	335	365,080
Series 2018, RB (INS - BAM)(b)	5.00%	12/01/2027	360	391,734
Coatesville School District; Series 2020 A, GO Bonds (INS - BAM)(b)(h)	0.00%	10/01/2036	1,300	758,420

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania-(continued)
Commonwealth Financing Authority; Series 2018, RB	5.00%	06/01/2030	$5,500	$6,826,435
Series 2018, RB	5.00%	06/01/2031	2,000	2,471,760
Series 2018, RB	5.00%	06/01/2033	2,000	2,449,020
Delaware River Joint Toll Bridge Commission; Series 2019 B, Ref. RB	5.00%	07/01/2031	370	476,993
East Hempfield (Township of), PA Industrial Development Authority (Student Services, Inc. Student Housing at Millersville University of Pennsylvania); Series 2015, RB	5.00%	07/01/2025	390	398,362
Franklin (County of), PA Industrial Development Authority (Menno-Haven, Inc.); Series 2018, Ref. RB	5.00%	12/01/2029	1,000	1,117,200
Series 2018, Ref. RB	5.00%	12/01/2031	1,005	1,110,917
Series 2018, Ref. RB	5.00%	12/01/2033	750	819,592
Lancaster (County of), PA Hospital Authority (Masonic Villages); Series 2015, Ref. RB	5.00%	11/01/2029	1,500	1,685,325
Lancaster (County of), PA Hospital Authority (Moravian Manors, Inc.); Series 2019 A, RB	5.00%	06/15/2038	1,110	1,201,597
Luzerne (County of), PA; Series 2015 A, Ref. GO Bonds (INS - AGM)(b)	5.00%	11/15/2029	500	588,725
Montgomery (County of), PA Higher Education & Health Authority (Thomas Jefferson University); Series 2018 A, Ref. RB	5.00%	09/01/2030	3,500	4,327,820
Series 2018 C, RB (SIFMA Municipal Swap Index + 0.72%)(c)(d)	0.75%	09/01/2023	2,800	2,800,112
Series 2019, Ref. RB	5.00%	09/01/2031	545	686,531
Montgomery (County of), PA Industrial Development Authority (ACTS Retirement-Life Communities, Inc.); Series 2012, Ref. RB(c)(g)	5.00%	05/15/2022	2,000	2,117,020
Northampton (County of), PA Industrial Development Authority (Morningstar Senior Living, Inc.); Series 2012, RB	5.00%	07/01/2027	2,850	2,916,918
Pennsylvania (Commonwealth of); First Series 2017, Ref. GO Bonds	5.00%	01/01/2026	5,400	6,507,108
Series 2015 1, GO Bonds	5.00%	03/15/2031	1,500	1,741,365
Series 2018 A, Ref. COP	5.00%	07/01/2029	300	373,671
Series 2018 A, Ref. COP	5.00%	07/01/2030	375	464,914
Series 2018 A, Ref. COP	5.00%	07/01/2031	425	525,053
Pennsylvania (Commonwealth of) Economic Development Financing Authority (PA Bridges Finco L.P.); Series 2015, RB(a)	5.00%	12/31/2027	5,965	7,154,481
Series 2015, RB(a)	5.00%	12/31/2034	2,630	3,075,127
Pennsylvania (Commonwealth of) Public School Building Authority (Philadelphia School District); Series 2016 A, Ref. RB (INS - AGM)(b)	5.00%	06/01/2030	3,000	3,633,780
Pennsylvania (Commonwealth of) Turnpike Commission; Series 2015 A-1, Ref. RB	5.00%	12/01/2028	1,055	1,236,112
Series 2015 A-1, Ref. RB	5.25%	12/01/2034	250	298,323
Series 2016 A1, RB	5.00%	12/01/2041	1,000	1,161,810
Series 2017 3, Ref. RB	5.00%	12/01/2034	3,000	3,674,880
Series 2019 A, RB	5.00%	12/01/2031	1,860	2,379,126
Series 2019 A, RB	5.00%	12/01/2034	1,400	1,795,822
Subseries 2017, Ref. RB	5.00%	12/01/2031	4,075	4,965,836
Pennsylvania (State of) Turnpike Commission; Series 2021 A, RB	3.00%	12/01/2042	6,500	6,736,990
Philadelphia (City of), PA; Series 2019 B, GO Bonds	5.00%	02/01/2033	1,200	1,523,736
Series 2020 A, Ref. RB	4.00%	07/01/2040	5,000	5,680,650
Philadelphia (City of), PA Authority for Industrial Development; Series 2017, RB	5.00%	12/01/2035	1,000	1,210,620
Series 2017, RB	5.00%	12/01/2037	1,310	1,578,694
Philadelphia (City of), PA Authority for Industrial Development (Kipp Philadelphia Charter School Program); Series 2016 A, RB	5.00%	04/01/2036	1,000	1,097,020
Philadelphia (City of), PA Authority for Industrial Development (La Salle University); Series 2017, Ref. RB	5.00%	05/01/2034	1,000	1,082,860
Philadelphia (City of), PA Authority for Industrial Development (Wesley Enhanced Living Obligated Group); Series 2017, Ref. RB	5.00%	07/01/2042	4,355	4,507,469
Philadelphia (City of), PA Gas Works; Series 2015, Ref. RB	5.00%	08/01/2031	1,000	1,162,570
Series 2015, Ref. RB	5.00%	08/01/2032	1,000	1,166,790

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania-(continued)
Philadelphia (City of), PA Hospitals & Higher Education Facilities Authority (Temple University Health System); Series 2012 A, RB	5.63%	07/01/2042	$3,100	$3,260,115
Series 2017, Ref. RB	5.00%	07/01/2027	3,480	4,079,047
Series 2017, Ref. RB	5.00%	07/01/2029	2,295	2,661,534
Philadelphia (City of), PA Industrial Development Authority (Thomas Jefferson University); Series 2017 A, Ref. RB	5.00%	09/01/2035	3,000	3,587,250
Philadelphia School District; Series 2007 A, Ref. GO Bonds (INS - NATL)(b)	5.00%	06/01/2025	2,400	2,806,944
Series 2018 A, GO Bonds	5.00%	09/01/2025	745	872,328
Series 2018 A, GO Bonds	5.00%	09/01/2032	510	635,312
Pittsburgh (City of), PA Water & Sewer Authority; Series 2017 C, Ref. RB (SIFMA Municipal Swap Index + 0.65%), (INS - AGM)(b)(c)(d)	0.68%	12/01/2023	1,600	1,603,984
Reading School District; Series 2017, Ref. GO Bonds (INS - AGM)(b)	5.00%	03/01/2035	30	36,091
Series 2017, Ref. GO Bonds (INS - AGM)(b)	5.00%	03/01/2036	25	30,013
School District of Philadelphia (The); Series 2019 A, GO Bonds	5.00%	09/01/2027	1,500	1,835,700
Series 2019 A, GO Bonds	5.00%	09/01/2031	1,000	1,274,200
Scranton School District; Series 2017 E, Ref. GO Bonds (INS - BAM)(b)	5.00%	12/01/2032	110	133,631
Series 2017 E, Ref. GO Bonds (INS - BAM)(b)	5.00%	12/01/2033	90	109,155
State Public School Building Authority (School District of Philidelphia (The)); Series 2016 A, Ref. RB (INS - AGM)(b)	5.00%	06/01/2031	120	145,277
Washington (County of), PA Redevelopment Authority (Victory Centre); Series 2018, Ref. RB	5.00%	07/01/2028	225	243,090
West Shore Area Authority (Messiah Village); Series 2015 A, Ref. RB	5.00%	07/01/2030	500	550,125
Wilkes-Barre Area School District; Series 2016 B, GO Bonds (INS - BAM)(b)	5.00%	08/01/2028	500	611,855
				133,183,511

Puerto Rico-2.39%
Children’s Trust Fund; Series 2002, RB	5.38%	05/15/2033	1,605	1,614,855
Series 2002, RB	5.50%	05/15/2039	640	655,706
Series 2002, RB	5.63%	05/15/2043	700	703,591
Puerto Rico (Commonwealth of); Series 2001 A, GO Bonds (INS - NATL)(b)	5.50%	07/01/2029	1,770	1,971,143
Series 2003 C-7, Ref. GO Bonds (INS - NATL)(b)	6.00%	07/01/2027	1,565	1,612,200
Series 2009 C, Ref. GO Bonds(i)	6.00%	07/01/2039	10,000	8,662,500
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority; Series 2012 A, RB	5.00%	07/01/2033	2,000	2,098,840
Puerto Rico (Commonwealth of) Electric Power Authority; Series 2008 WW, RB(i)	5.50%	07/01/2038	3,500	3,176,250
Puerto Rico (Commonwealth of) Highway & Transportation Authority; Series 2007 CC, Ref. RB (INS - AGM)(b)	5.50%	07/01/2030	2,535	3,123,044
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (University Plaza); Series 2000 A, RB (INS - NATL)(b)	5.00%	07/01/2033	1,430	1,456,112
Puerto Rico (Commonwealth of) Public Buildings Authority (Government Facilities); Series 2007 M-3, Ref. RB (INS - NATL)(b)	6.00%	07/01/2025	2,375	2,636,392
Series 2007 M-3, Ref. RB (INS - NATL)(b)	6.00%	07/01/2028	1,130	1,164,996
Puerto Rico Sales Tax Financing Corp.; Series 2018 A-1, RB(h)	0.00%	07/01/2027	10,272	9,042,339
Series 2018 A-1, RB(h)	0.00%	07/01/2029	10,160	8,405,876
Series 2018 A-1, RB	4.50%	07/01/2034	3,468	3,785,010
				50,108,854

Rhode Island-0.98%
Providence (City of), RI Public Building Authority; Series 2011 A, RB (INS - AGM)(b)	5.88%	06/15/2026	500	507,125
Rhode Island Health & Educational Building Corp. (University of Rhode Island - Auxiliary Enterprise); Series 2013 C, Ref. RB	5.00%	09/15/2022	1,000	1,071,170

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Rhode Island-(continued)
Tobacco Settlement Financing Corp.; Series 2015 A, Ref. RB	5.00%	06/01/2026	$1,375	$1,620,025
Series 2015 A, Ref. RB	5.00%	06/01/2027	900	1,055,466
Series 2015 A, Ref. RB	5.00%	06/01/2028	1,080	1,258,211
Series 2015 A, Ref. RB	5.00%	06/01/2035	12,500	14,128,125
Series 2015 B, Ref. RB	2.25%	06/01/2041	820	861,131
				20,501,253

South Carolina-0.60%
Greenville (County of), SC Hospital System Board of Trustees; Series 2012, Ref. RB	5.00%	05/01/2024	500	526,155
Greenwood (County of), SC (Self Regional Healthcare); Series 2012 B, Ref. RB	5.00%	10/01/2026	4,650	4,855,762
Piedmont Municipal Power Agency; Series 2015 A, RB	5.00%	01/01/2030	2,000	2,249,980
South Carolina (State of) Jobs-Economic Development Authority (Lutheran Homes); Series 2013, RB	5.00%	05/01/2023	1,000	1,046,700
Series 2013, RB	5.00%	05/01/2028	1,250	1,299,013
South Carolina (State of) Jobs-Economic Development Authority (Prisma Health Obligated Group); Series 2018 A, Ref. RB	5.00%	05/01/2048	200	231,802
South Carolina (State of) Public Service Authority; Series 2020 A, Ref. RB	5.00%	12/01/2032	1,000	1,306,220
Series 2020 A, Ref. RB	4.00%	12/01/2037	1,000	1,171,180
				12,686,812

South Dakota-0.03%
Educational Enhancement Funding Corp.; Series 2013 B, RB	5.00%	06/01/2026	550	597,146

Tennessee-1.23%
Bristol (City of), TN Industrial Development Board (Pinnacle); Series 2016, RB	4.25%	06/01/2021	445	445,899
Chattanooga (City of) & Hamilton (County of), TN Hospital Authority (Erlanger Health System); Series 2014 A, Ref. RB	5.00%	10/01/2039	1,505	1,636,311
Greeneville (Town of), TN Health & Educational Facilities Board (Ballad Health Obligated Group); Series 2018 A, Ref. RB	5.00%	07/01/2032	370	398,838
Series 2018 A, Ref. RB	5.00%	07/01/2034	3,000	3,225,300
Series 2018 A, Ref. RB	5.00%	07/01/2035	2,500	3,016,700
Knox (County of), TN Health, Educational & Housing Facility Board (Covenant Health); Series 2012 A, Ref. RB	5.00%	01/01/2025	500	539,475
Metropolitan Development and Housing Agency (Fifth + Broadway Development); Series 2018, RB(e)	4.50%	06/01/2028	815	892,058
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (Blakeford at Green Hills); Series 2012, Ref. RB(g)	5.00%	07/01/2022	500	530,280
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (Lipscomb University); Series 2019 A, Ref. RB	5.00%	10/01/2035	1,115	1,294,337
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Vanderbilt University Medical Center); Series 2016 A, RB	5.00%	07/01/2031	1,000	1,192,070
Series 2016 A, RB	5.00%	07/01/2035	2,000	2,359,640
Shelby (County of), TN Health, Educational & Housing Facilities Board (Methodist Le Bonheur Healthcare); Series 2017 A, RB	5.00%	05/01/2031	1,185	1,418,220
Shelby (County of), TN Health, Educational & Housing Facilities Board (The Village at Germantown, Inc.); Series 2014, RB	5.00%	12/01/2029	650	707,759
Shelby (County of), TN Health, Educational & Housing Facilities Board (Trezevant Manor); Series 2016 A, Ref. RB(e)	5.00%	09/01/2037	750	718,297
Tennessee Energy Acquisition Corp.; Series 2006 C, RB	5.00%	02/01/2023	1,360	1,473,220
Series 2006 C, RB	5.00%	02/01/2024	3,225	3,609,807
Series 2006 C, RB	5.00%	02/01/2027	150	179,543
Series 2018, RB(c)	4.00%	11/01/2025	2,000	2,270,300
				25,908,054

Texas-6.87%
Arlington Higher Education Finance Corp. (Harmony Public Schools); Series 2015, Ref. RB (CEP - Texas Permanent School Fund)	5.00%	02/15/2032	1,500	1,710,675

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-(continued)
Arlington Higher Education Finance Corp. (UME Preparatory Academy); Series 2017 A, RB	4.55%	08/15/2028	$125	$135,099
Series 2017 A, RB	5.00%	08/15/2038	115	125,440
Arlington Higher Education Finance Corp. (Universal Academy); Series 2014 A, RB	5.88%	03/01/2024	255	267,696
Series 2014 A, RB	6.63%	03/01/2029	1,000	1,094,750
Austin (City of), TX; Series 2019 B, RB(a)	5.00%	11/15/2034	2,000	2,491,100
Austin Convention Enterprises, Inc.; Series 2017, Ref. RB	5.00%	01/01/2032	1,075	1,077,730
Series 2017, Ref. RB	5.00%	01/01/2033	1,200	1,316,004
City of Houston Higher Education Finance Corp. (KIPP, Inc.); Series 2015, Ref. RB (CEP - Texas Permanent School Fund)	5.00%	08/15/2029	250	288,828
Clifton Higher Education Finance Corp. (Idea Public Schools); Series 2013, RB	6.00%	08/15/2033	1,250	1,378,375
Clifton Higher Education Finance Corp. (International Leadership of Texas); Series 2015 A, RB	4.88%	08/15/2027	500	570,795
Series 2015 A, RB	5.13%	08/15/2030	3,000	3,419,460
Series 2018 D, RB	5.75%	08/15/2033	5,000	5,783,400
Dallas (County of), TX Flood Control District No. 1; Series 2015, Ref. GO Bonds(e)	5.00%	04/01/2028	1,000	1,041,360
Dallas-Fort Worth (Cities of), TX International Airport; Series 2013 F, Ref. RB	5.25%	11/01/2033	3,500	3,913,805
Series 2014 A, Ref. RB(a)	5.25%	11/01/2026	2,000	2,250,040
Decatur (City of), TX Hospital Authority (Wise Regional Health System); Series 2014 A, Ref. RB	5.00%	09/01/2022	150	158,088
Series 2014 A, Ref. RB	5.00%	09/01/2023	150	162,939
Series 2014 A, Ref. RB	5.00%	09/01/2024	265	295,621
Series 2014 A, Ref. RB	5.25%	09/01/2029	1,000	1,099,020
Dickinson Independent School District; Series 2000, Ref. GO Bonds (CEP - Texas Permanent School Fund)	6.00%	02/15/2028	2,000	2,417,740
Frisco Independent School District; Series 2019, Ref. GO Bonds (CEP - Texas Permanent School Fund)	5.00%	08/15/2036	3,375	4,273,189
Grand Parkway Transportation Corp.; Series 2020 C, Ref. RB	4.00%	10/01/2036	250	294,925
Series 2020, Ref. RB	4.00%	10/01/2037	1,000	1,175,630
Series 2020, Ref. RB	4.00%	10/01/2038	2,250	2,636,977
Grand Parkway Transportation Corp. (TELA Supported); Series 2018 A, RB	5.00%	10/01/2038	2,000	2,473,660
Gulf Coast Waste Disposal Authority; Series 2013, RB (INS - AGM)(b)	5.00%	10/01/2021	1,250	1,284,575
Series 2013, RB (INS - AGM)(b)	5.00%	10/01/2023	2,610	2,800,112
Harris (County of) & Houston (City of), TX Sports Authority; Series 2014 A, Ref. RB	5.00%	11/15/2030	1,000	1,104,680
Harris County Cultural Education Facilities Finance Corp. (Brazos Presbyterian Homes, Inc.); Series 2013 A, RB	4.00%	01/01/2023	675	692,226
Series 2013 A, RB	5.00%	01/01/2033	1,090	1,134,047
Harris County Cultural Education Facilities Finance Corp. (YMCA of the Greater Houston Area); Series 2013 A, Ref. RB	5.00%	06/01/2028	1,500	1,567,320
Hopkins (County of), TX Hospital District; Series 2008, RB	5.50%	02/15/2023	215	215,729
Houston (City of), TX; Series 2011 A, Ref. RB(a)(c)(g)	5.00%	07/01/2021	1,000	1,015,280
Houston (City of), TX (United Airlines, Inc.); Series 2020, Ref. RB(a)	5.00%	07/15/2027	3,350	3,903,554
Houston (City of), TX Airport System (United Airlines, Inc. Terminal E); Series 2014, Ref. RB(a)	4.75%	07/01/2024	4,500	4,717,260
Series 2020 A, Ref. RB(a)	5.00%	07/01/2027	500	582,290
Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.); Series 2011 A, RB(g)	5.88%	05/15/2021	135	136,561
Series 2012 A, RB	4.00%	02/15/2022	90	92,806
Lower Colorado River Authority; Series 2019 A, RB	5.00%	05/15/2031	400	513,592
Series 2019, Ref. RB	5.00%	05/15/2030	1,200	1,534,140
Mesquite Health Facilities Development Corp. (Christian Care Centers, Inc.); Series 2014, Ref. RB (Acquired 08/27/2014; Cost $222,548)(f)	5.00%	02/15/2024	220	175,615
Mission Economic Development Corp. (Natgasoline); Series 2018, Ref. RB(a)(e)	4.63%	10/01/2031	5,000	5,325,800
New Hope Cultural Education Facilities Corp. (Morningside Ministries); Series 2013, RB	6.25%	01/01/2033	1,600	1,675,232

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-(continued)
New Hope Cultural Education Facilities Corp. (Presbyterian Village North); Series 2018, Ref. RB	5.00%	10/01/2029	$2,105	$2,269,864
Series 2018, Ref. RB	5.00%	10/01/2030	2,210	2,375,286
New Hope Cultural Education Facilities Corp. (Wesleyan Homes, Inc.); Series 2014, RB	5.25%	01/01/2029	1,500	1,592,715
Series 2014, RB	5.50%	01/01/2035	1,400	1,470,770
New Hope Cultural Education Facilities Finance Corp. (Carillon Lifecare Community); Series 2016, Ref. RB	4.00%	07/01/2028	2,620	2,669,046
Series 2016, Ref. RB	5.00%	07/01/2036	2,750	2,872,650
New Hope Cultural Education Facilities Finance Corp. (CHF-Collegiate Housing Corpus Christi II, LLC - Texas A&M University-Corpus Christi); Series 2016 A, RB	5.00%	04/01/2031	670	694,891
New Hope Cultural Education Facilities Finance Corp. (Collegiate Housing Stephenville II, LLC - Tarleton State University); Series 2014 A, RB(g)	5.00%	04/01/2023	785	856,820
New Hope Cultural Education Facilities Finance Corp. (Forefront Living Plano); Series 2020 A, RB(e)	10.00%	12/01/2025	1,000	1,021,330
New Hope Cultural Education Facilities Finance Corp. (Longhorn Village); Series 2017, Ref. RB	5.00%	01/01/2027	1,090	1,194,782
Series 2017, Ref. RB	5.00%	01/01/2029	1,205	1,318,041
Series 2017, Ref. RB	5.00%	01/01/2037	2,000	2,166,860
New Hope Cultural Education Facilities Finance Corp. (MRC Senior Living-The Langford); Series 2016 A, RB	5.00%	11/15/2026	350	348,261
New Hope Cultural Education Facilities Finance Corp. (Tarleton State University); Series 2014 A, RB(c)(g)	5.00%	04/01/2024	620	699,887
Newark High Education Finance Corp. (A+ Charter Schools, Inc.); Series 2015 A, RB(e)	4.63%	08/15/2025	780	831,878
North Texas Tollway Authority; Series 2008 I, Ref. RB (INS - AGC)(b)	6.20%	01/01/2042	4,500	5,333,580
Series 2017 B, Ref. RB (INS - AGM)(b)	4.00%	01/01/2034	750	845,445
Series 2019 B, Ref. RB	5.00%	01/01/2029	1,000	1,279,450
Pottsboro Higher Education Finance Corp. (Imagine International Academy of North Texas LLC); Series 2016 A, RB	5.00%	08/15/2036	1,960	2,129,089
SA Energy Acquisition Public Facility Corp.; Series 2007, RB	5.50%	08/01/2021	1,475	1,506,698
Series 2007, RB	5.50%	08/01/2025	2,000	2,387,980
Tarrant County Cultural Education Facilities Finance Corp. (MRC Stevenson Oaks); Series 2020 B-2, Ref. RB	3.00%	11/15/2026	2,000	2,016,480
Series 2020, Ref. RB	4.00%	11/15/2027	3,100	3,142,222
Temple (City of), TX; Series 2018 A, RB(e)	5.00%	08/01/2038	5,000	5,473,300
Texas (State of) Transportation Commission; Series 2019, RB(h)	0.00%	08/01/2034	1,400	909,398
Series 2019, RB(h)	0.00%	08/01/2035	2,050	1,260,442
Series 2019, RB(h)	0.00%	08/01/2036	1,500	874,965
Texas (State of) Transportation Commission (Central Texas Turnpike System); Series 2015 C, Ref. RB	5.00%	08/15/2033	5,000	5,619,700
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, RB	6.25%	12/15/2026	5,265	6,182,689
Texas Municipal Gas Acquisition & Supply Corp. III; Series 2021, Ref. RB	5.00%	12/15/2030	2,000	2,585,420
Texas Private Activity Bond Surface Transportation Corp. (North Tarrant Express); Series 2019 A, Ref. RB	5.00%	12/31/2030	3,000	3,826,170
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC - North Tarrant Express Managed Lanes); Series 2019 A, Ref. RB	5.00%	12/31/2032	1,000	1,262,010
Travis County Cultural Education Facilities Finance Corp. (Wayside Schools); Series 2012 A, RB	4.63%	08/15/2022	180	182,059
Series 2012 A, RB	5.00%	08/15/2027	1,085	1,097,260
Viridian Municipal Management District; Series 2015, Ref. GO Bonds (INS - BAM)(b)	6.00%	12/01/2029	1,670	1,984,294
Series 2015, Ref. GO Bonds (INS - BAM)(b)	6.00%	12/01/2030	1,420	1,688,394
				144,293,291

Utah-0.26%
Salt Lake (City of), UT; Series 2017 A, RB(a)	5.00%	07/01/2034	3,500	4,158,245
Series 2018 B, RB	5.00%	07/01/2038	1,000	1,216,040
				5,374,285

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Vermont-0.28%
Burlington (City of), VT; Series 2012 A, GO Bonds	5.00%	11/01/2021	$250	$257,905
Series 2012 A, GO Bonds(c)(g)	5.00%	11/01/2022	250	270,142
Series 2014 A, Ref. RB (INS - AGM)(b)	5.00%	07/01/2030	1,000	1,133,210
University of Vermont & State Agricultural College; Series 2019 B, Ref. RB	5.00%	10/01/2035	1,220	1,701,266
Series 2019 B, Ref. RB	5.00%	10/01/2036	1,375	1,937,980
Vermont (State of) Educational & Health Buildings Financing Agency (Middlebury College); Series 2012 A, Ref. RB	5.00%	11/01/2028	500	533,310
				5,833,813

Virgin Islands-0.11%
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2009 B, Ref. RB	5.00%	10/01/2025	2,210	2,215,149

Virginia-0.58%
Dulles Town Center Community Development Authority (Dulles Town Center); Series 2012, Ref. RB	5.00%	03/01/2022	1,100	1,122,440
Series 2012, Ref. RB	5.00%	03/01/2021	1,395	1,395,000
Series 2012, Ref. RB	4.25%	03/01/2026	700	706,335
Fairfax (County of), VA Economic Development Authority (Vinson Hall LLC); Series 2013 A, RB	4.00%	12/01/2022	360	372,683
Farmville (Town of), VA Industrial Development Authority (Longwood University Student Housing); Series 2018 A, Ref. RB	5.00%	01/01/2038	1,000	1,153,700
Virginia (Commonwealth of) Small Business Financing Authority (95 Express Lanes LLC); Series 2017, RB(a)	5.00%	01/01/2040	4,000	4,131,600
Virginia (Commonwealth of) Small Business Financing Authority (Elizabeth River Crossings Opco, LLC); Series 2012, RB(a)	5.00%	01/01/2027	2,500	2,622,075
Virginia Beach Development Authority (Westminster-Canterbury on Chesapeake Bay); Series 2018, Ref. RB	5.00%	09/01/2028	150	175,845
Series 2018, Ref. RB	5.00%	09/01/2030	455	527,736
				12,207,414

Washington-1.78%
Chelan (County of), WA Public Utility District No. 1; Series 2011 A, Ref. RB(a)	5.50%	07/01/2025	1,000	1,016,690
Energy Northwest (Columbia Generating Station); Series 2019 A, Ref. RB	5.00%	07/01/2038	2,360	2,988,421
Kalispel Tribe of Indians; Series 2018 A, RB(e)	5.00%	01/01/2032	70	79,885
Series 2018 B, RB(e)	5.00%	01/01/2032	100	114,122
Kelso (City of), WA Housing Authority; Series 1998, RB	5.60%	03/01/2028	20	20,021
Seattle (Port of), WA; Series 2016 B, Ref. RB(a)	5.00%	10/01/2028	3,730	4,449,815
Series 2019, RB(a)	5.00%	04/01/2032	2,000	2,463,260
Seattle (Port of), WA (SEATAC Fuel Facilities LLC); Series 2013, Ref. RB(a)	5.00%	06/01/2021	650	657,462
Series 2013, Ref. RB(a)	5.00%	06/01/2024	1,560	1,705,564
Washington (State of); Series 2021 A, Ref. GO Bonds	5.00%	06/01/2033	2,250	2,951,280
Washington (State of) Convention Center Public Facilities District; Series 2018, RB	5.00%	07/01/2031	2,425	2,910,921
Washington (State of) Health Care Facilities Authority (Catholic Health Initiatives); Series 2013, RB (SIFMA Municipal Swap Index + 1.40%)(c)(d)	1.43%	01/01/2025	3,350	3,372,512
Washington (State of) Health Care Facilities Authority (Central Washington Health Services Association); Series 2015, Ref. RB	5.00%	07/01/2030	500	569,405
Washington (State of) Health Care Facilities Authority (PeaceHealth); Series 2014 A, Ref. RB(c)(g)	5.00%	05/15/2024	500	571,225
Washington (State of) Health Care Facilities Authority (Virginia Mason Medical Center); Series 2017, Ref. RB	5.00%	08/15/2032	1,500	1,780,395
Series 2017, Ref. RB	5.00%	08/15/2037	1,360	1,592,261
Washington (State of) Housing Finance Commission (Bayview Manor Homes); Series 2016 A, Ref. RB(e)	5.00%	07/01/2031	1,350	1,451,318
Series 2016 A, Ref. RB(e)	5.00%	07/01/2036	1,450	1,545,947
Washington (State of) Housing Finance Commission (Heron’s Key Senior Living); Series 2015 A, RB(e)	6.00%	07/01/2025	500	544,135
Washington (State of) Housing Finance Commission (The Hearthstone); Series 2018 A, Ref. RB(e)	5.00%	07/01/2038	830	864,030

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington-(continued)
Washington (State of) Housing Finance Commission (Transforming Age); Series 2019 A, RB(e)	5.00%	01/01/2034	$745	$832,999
Series 2019 A, RB(e)	5.00%	01/01/2039	1,400	1,549,212
Washington (State of) Tobacco Settlement Authority; Series 2013, Ref. RB	5.00%	06/01/2022	3,260	3,446,896
				37,477,776

West Virginia-0.30%
Monongalia (County of), WV Commission Special District (University Town Centre Economic Opportunity Development District); Series 2017 A, Ref. RB(e)	5.50%	06/01/2037	2,000	2,142,900
West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC); Series 2016, RB(a)(e)	6.75%	02/01/2026	2,000	1,946,280
Series 2018, RB(a)(e)	8.75%	02/01/2036	640	680,429
West Virginia University; Series 2019, RB	5.00%	10/01/2032	1,155	1,474,519
				6,244,128

Wisconsin-2.08%
Public Finance Authority (Beyond Boone LLC - Appalachian State University); Series 2019 A, RB (INS -AGM)(b)	5.00%	07/01/2034	800	967,184
Public Finance Authority (City of Boynton Beach, Florida Municipal Improvements); Series 2018, RB	5.00%	07/01/2035	2,000	2,443,920
Public Finance Authority (Community School of Davidson); Series 2018, RB	5.00%	10/01/2033	390	437,748
Public Finance Authority (Goodwill Industries of Southern Nevada, Inc.); Series 2019 A, RB	5.50%	12/01/2038	1,929	1,914,221
Public Finance Authority (Mallard Creek Stem Academy); Series 2019 A, RB(e)	4.38%	06/15/2029	2,105	2,238,015
Public Finance Authority (Southminster); Series 2018, RB(e)	5.00%	10/01/2043	500	540,485
Public Finance Authority (Wingate University); Series 2018 A, Ref. RB	5.25%	10/01/2038	1,000	1,136,550
Superior (City of), WI (Superior Water, Light & Power Co.); Series 2007 A, Ref. RB(a)	5.38%	11/01/2021	1,370	1,375,275
Wisconsin (State of) Health & Educational Facilities Authority (Ascension Senior Credit Group); Series 2016 A, Ref. RB	4.00%	11/15/2036	2,000	2,233,560
Wisconsin (State of) Health & Educational Facilities Authority (Benevolent Corp. Cedar Community); Series 2017, Ref. RB	5.00%	06/01/2030	1,560	1,704,284
Series 2017, Ref. RB	5.00%	06/01/2032	1,720	1,870,448
Wisconsin (State of) Health & Educational Facilities Authority (Camillus Health System); Series 2019 B-2, Ref. RB	2.55%	11/01/2027	2,000	2,002,200
Series 2019 B-3, Ref. RB	2.25%	11/01/2026	1,000	999,990
Wisconsin (State of) Health & Educational Facilities Authority (Marshfield Clinic); Series 2012 B, RB	5.00%	02/15/2028	500	516,830
Wisconsin (State of) Health & Educational Facilities Authority (Mercy Alliance); Series 2012, RB	5.00%	06/01/2025	2,450	2,563,925
Series 2012, RB	5.00%	06/01/2026	1,000	1,045,150
Wisconsin (State of) Public Finance Authority (21st Century Public Academy); Series 2020 A, RB(e)	3.75%	06/01/2030	350	354,358
Wisconsin (State of) Public Finance Authority (ACTS Retirement-Life Community); Series 2020 A, RB	4.00%	11/15/2037	600	691,488
Wisconsin (State of) Public Finance Authority (Bancroft Neurohealth); Series 2016 A, RB(e)	5.00%	06/01/2025	1,000	1,088,730
Series 2016 A, RB(e)	4.63%	06/01/2036	125	133,723
Wisconsin (State of) Public Finance Authority (Explore Academy); Series 2020 A, RB(e)	6.13%	02/01/2039	500	542,315
Wisconsin (State of) Public Finance Authority (Maryland Proton Treatment Center); Series 2018 A-1, RB(e)	6.25%	01/01/2038	3,250	2,707,672
Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.); Series 2018 A, RB	5.20%	12/01/2037	4,000	4,481,080
Wisconsin (State of) Public Finance Authority (Roseman University of Health Sciences); Series 2012, RB	5.00%	04/01/2022	315	321,278
Series 2015, Ref. RB	5.00%	04/01/2025	995	1,062,899
Wisconsin (State of) Public Finance Authority (Wittenberg University); Series 2016, RB(e)	4.13%	12/01/2024	2,900	2,994,192
Wisconsin Health & Educational Facilities Authority (American Baptist Homes of the Midwest Obligated Group); Series 2017, Ref. RB	5.00%	08/01/2032	5,100	5,438,793
				43,806,313

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wyoming-0.09%
Wyoming (State of) Municipal Power Agency; Series 2017 A, Ref. RB (INS - BAM)(b)	5.00%	01/01/2031	$1,500	$1,791,330
TOTAL INVESTMENTS IN SECURITIES(n) -96.34% (Cost $1,904,671,076)				2,023,847,956
FLOATING RATE NOTE OBLIGATIONS-(1.94)% Notes with interest and fee rates ranging from 0.58% to 0.63% at 02/28/2021 and contractual maturities of collateral ranging from 09/01/2022 to 06/01/2032 (See Note 1J)(o)				(40,750,000)
OTHER ASSETS LESS LIABILITIES–5.60%				117,709,361
NET ASSETS-100.00%				$2,100,807,317

Investment Abbreviations:

AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- American Municipal Bond Assurance Corp.
BAM	- Build America Mutual Assurance Co.
CEP	- Credit Enhancement Provider
COP	- Certificates of Participation
Ctfs.	- Certificates
GNMA	- Government National Mortgage Association
GO	- General Obligation
IDR	- Industrial Development Revenue Bonds
INS	- Insurer
LIBOR	- London Interbank Offered Rate
LOC	- Letter of Credit
NATL	- National Public Finance Guarantee Corp.
PCR	- Pollution Control Revenue Bonds
RB	- Revenue Bonds
Ref.	- Refunding
RN	- Revenue Notes
SGI	- Syncora Guarantee, Inc.
SIFMA	- Securities Industry and Financial Markets Association
USD	- U.S. Dollar
Wts.	- Warrants

Notes to Schedule of Investments:

(a)	Security subject to the alternative minimum tax.
(b)	Principal and/or interest payments are secured by the bond insurance company listed.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2021.
(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2021 was $155,191,465, which represented 7.39% of the Fund’s Net Assets.

(f)	Restricted security. The aggregate value of these securities at February 28, 2021 was $6,212,867, which represented less than 1% of the Fund’s Net Assets.
(g)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(h)	Zero coupon bond issued at a discount.
(i)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2021 was $14,107,563, which represented less than 1% of the Fund’s Net Assets.

(j)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(k)	Security subject to crossover refunding.
(l)

Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $15,800,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(m)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(n)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

(o)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2021. At February 28, 2021, the Fund’s investments with a value of $69,151,105 are held by TOB Trusts and serve as collateral for the $40,750,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34	Invesco Intermediate Term Municipal Income Fund

Statement of Assets and Liabilities

February 28, 2021

Assets:

Investments in securities, at value (Cost $1,904,671,076)	$2,023,847,956

Cash	98,079,472

Receivable for:
Investments sold	837,167

Fund shares sold	5,435,120

Interest	21,571,448

Investments matured, at value (Cost $1,159,572)	1,043,615

Investment for trustee deferred compensation and retirement plans	106,314

Other assets	677,221

Total assets	2,151,598,313

Liabilities:
Floating rate note obligations	40,750,000

Payable for:
Investments purchased	3,860,347

Dividends	1,377,759

Fund shares reacquired	3,634,355

Accrued fees to affiliates	817,832

Accrued interest expense	3,726

Accrued trustees’ and officers’ fees and benefits	2,284

Accrued other operating expenses	217,003

Trustee deferred compensation and retirement plans	127,690

Total liabilities	50,790,996

Net assets applicable to shares outstanding	$2,100,807,317

Net assets consist of:

Shares of beneficial interest	$2,029,318,803

Distributable earnings	71,488,514

$2,100,807,317

Net Assets:
Class A	$1,411,257,995

Class C	$115,826,198

Class Y	$568,899,725

Class R6	$4,823,399

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	123,667,259

Class C	10,176,491

Class Y	49,885,620

Class R6	423,040

Class A: Net asset value per share	$11.41

Maximum offering price per share (Net asset value of $11.41 ÷ 97.50%)	$11.70

Class C: Net asset value and offering price per share	$11.38

Class Y: Net asset value and offering price per share	$11.40

Class R6: Net asset value and offering price per share	$11.40

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35	Invesco Intermediate Term Municipal Income Fund

Statement of Operations

For the year ended February 28, 2021

Investment income:
Interest	$64,744,371

Expenses:
Advisory fees	7,801,745

Administrative services fees	266,351

Custodian fees	20,199

Distribution fees:
Class A	3,119,410

Class C	1,374,659

Interest, facilities and maintenance fees	695,453

Transfer agent fees – A, C and Y	1,564,119

Transfer agent fees – R6	26

Trustees’ and officers’ fees and benefits	49,739

Registration and filing fees	160,470

Reports to shareholders	130,582

Professional services fees	80,945

Other	25,553

Total expenses	15,289,251

Less: Expense offset arrangement(s)	(248)

Net expenses	15,289,003

Net investment income	49,455,368

Realized and unrealized gain (loss) from:
Net realized gain (loss) from: Unaffiliated investment securities	(12,789,300)

Futures contracts	(3,154,035)

(15,943,335)

Change in net unrealized appreciation (depreciation) of: Unaffiliated investment securities	(12,989,277)

Futures contracts	849,125

(12,140,152)

Net realized and unrealized gain (loss)	(28,083,487)

Net increase in net assets resulting from operations	$21,371,881

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36	Invesco Intermediate Term Municipal Income Fund

Statement of Changes in Net Assets

For the years ended February 28, 2021 and February 29, 2020

	2021	2020

Operations:
Net investment income	$49,455,368	$39,016,826

Net realized gain (loss)	(15,943,335)	(3,379,120)

Change in net unrealized appreciation (depreciation)	(12,140,152)	92,274,869

Net increase in net assets resulting from operations	21,371,881	127,912,575

Distributions to shareholders from distributable earnings:
Class A	(32,049,148)	(25,893,042)

Class C	(2,490,848)	(2,382,441)

Class Y	(13,908,186)	(13,586,786)

Class R6	(128,273)	(24,766)

Total distributions from distributable earnings	(48,576,455)	(41,887,035)

Share transactions–net:
Class A	311,226,262	212,649,338

Class C	(27,214,371)	32,464,371

Class Y	87,033,562	53,468,799

Class R6	630,313	4,162,766

Net increase in net assets resulting from share transactions	371,675,766	302,745,274

Net increase in net assets	344,471,192	388,770,814

Net assets:
Beginning of year	1,756,336,125	1,367,565,311

End of year	$2,100,807,317	$1,756,336,125

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37	Invesco Intermediate Term Municipal Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/21	$11.66	$0.29	$(0.25)	$0.04	$(0.29)	$11.41	0.39%	$1,411,258	0.82	%(d)	0.82	%(d)	0.79	%(d)	2.62	%(d)	26%
Year ended 02/29/20	11.02	0.29	0.66	0.95	(0.31)	11.66	8.75	1,114,423	0.89		0.89		0.84		2.56		11
Year ended 02/28/19	10.99	0.31	0.03	0.34	(0.31)	11.02	3.19	848,116	0.88		0.91		0.84		2.85		27
Year ended 02/28/18	10.97	0.31	0.02	0.33	(0.31)	10.99	3.03	766,748	0.87		0.91		0.84		2.79		16
Year ended 02/28/17	11.29	0.30	(0.33)	(0.03)	(0.29)	10.97	(0.30)	701,376	0.85		0.90		0.82		2.71		20
Class C
Year ended 02/28/21	11.62	0.21	(0.25)	(0.04)	(0.20)	11.38	(0.27)	115,826	1.57	(d)	1.57	(d)	1.54	(d)	1.87	(d)	26
Year ended 02/29/20	10.99	0.20	0.66	0.86	(0.23)	11.62	7.87	145,443	1.64		1.64		1.59		1.81		11
Year ended 02/28/19	10.96	0.23	0.03	0.26	(0.23)	10.99	2.42	106,166	1.63		1.66		1.59		2.10		27
Year ended 02/28/18	10.94	0.23	0.02	0.25	(0.23)	10.96	2.26	236,475	1.62		1.66		1.59		2.04		16
Year ended 02/28/17	11.26	0.22	(0.34)	(0.12)	(0.20)	10.94	(1.06)	234,811	1.60		1.65		1.57		1.96		20
Class Y
Year ended 02/28/21	11.65	0.32	(0.25)	0.07	(0.32)	11.40	0.64	568,900	0.57	(d)	0.57	(d)	0.54	(d)	2.87	(d)	26
Year ended 02/29/20	11.02	0.32	0.65	0.97	(0.34)	11.65	8.93	492,202	0.64		0.64		0.59		2.81		11
Year ended 02/28/19	10.98	0.34	0.04	0.38	(0.34)	11.02	3.54	413,274	0.63		0.66		0.59		3.10		27
Year ended 02/28/18	10.96	0.34	0.02	0.36	(0.34)	10.98	3.29	334,820	0.62		0.66		0.59		3.04		16
Year ended 02/28/17	11.28	0.33	(0.33)	0.00	(0.32)	10.96	(0.05)	271,646	0.60		0.65		0.57		2.96		20
Class R6
Year ended 02/28/21	11.65	0.33	(0.26)	0.07	(0.32)	11.40	0.72	4,823	0.49	(d)	0.49	(d)	0.46	(d)	2.95	(d)	26
Year ended 02/29/20	11.01	0.32	0.66	0.98	(0.34)	11.65	9.03	4,268	0.64		0.64		0.59		2.81		11
Year ended 02/28/19	10.97	0.34	0.04	0.38	(0.34)	11.01	3.54	10	0.63		0.67		0.59		3.10		27
Period ended 02/28/18(e)	10.99	0.31	(0.02)	0.29	(0.31)	10.97	2.65	10	0.62	(f)	0.67	(f)	0.59	(f)	3.04	(f)	16

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 28, 2021, the portfolio turnover calculation excludes the value of securities purchased of $201,465,106 in connection with the acquisition of Invesco Oppenheimer Intermediate Term Municipal Fund into the Fund.

(d)	Ratios are based on average daily net assets (000’s omitted) of $1,248,683, $137,550, $493,596 and $4,434 for Class A, Class C, Class Y and Class R6 shares, respectively.
(e)	Commencement date of April 4, 2017.
(f)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38	Invesco Intermediate Term Municipal Income Fund

Notes to Financial Statements

February 28, 2021

NOTE 1–Significant Accounting Policies

Invesco Intermediate Term Municipal Income Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the ”1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

39	Invesco Intermediate Term Municipal Income Fund

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders“ exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees - Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

H.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

40	Invesco Intermediate Term Municipal Income Fund

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.

Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser“ or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 500 million	0.500%
Next $250 million	0.450%
Next $250 million	0.425%
Over $1 billion	0.333%

For the year ended February 28, 2021, the effective advisory fee rate incurred by the Fund was 0.41%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 0.84%, 1.59%, 0.59% and 0.59%, respectively, of average daily net assets (the “expense limits”). Effective June 1, 2021 through at least June 30, 2021, the Adviser has agreed to limit expenses for Class A, Class C, Class Y, and Class R6 to 1.50%, 2.25%, 1.25% and 1.25%, respectively of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Advisor did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

41	Invesco Intermediate Term Municipal Income Fund

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% of Class C average daily net assets. The fees are accrued daily and paid monthly.

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended February 28, 2021, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2021, IDI advised the Fund that IDI retained $134,559 in front-end sales commissions from the sale of Class A shares and $230,292 and $3,427 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Obligations	$–	$2,023,847,956	$–	$2,023,847,956

Other Investments - Assets
Investments Matured	–	1,043,615	–	1,043,615
Total Investments	$–	$2,024,891,571	$–	$2,024,891,571

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended February 28, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Interest Rate Risk
Realized Gain (Loss):
Futures contracts	$(3,154,035)
Change in Net Unrealized Appreciation:
Futures contracts	849,125
Total	$(2,304,910)

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts
Average notional value	$47,573,813

42	Invesco Intermediate Term Municipal Income Fund

NOTE 5–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2021, the Fund engaged in securities purchases of $170,599,320 and securities sales of $147,048,142, which did not result in any net realized gains (losses).

NOTE 6–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $248.

NOTE 7–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8–Cash Balances and Borrowings

Effective February 25, 2021, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $2.0 billion, collectively by certain Funds, and which will expire on February 24, 2022. The revolving credit and security agreement is secured by the assets of the Fund. At February 28, 2021, the Fund had no borrowings outstanding under this agreement.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2021 were $40,310,000 and 1.01%, respectively.

The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2021 and February 29, 2020:

	2021	2020

Ordinary income-tax-exempt	$48,576,455	$41,887,035

Tax Components of Net Assets at Period-End:

2021

Undistributed tax-exempt income	$1,198,904

Net unrealized appreciation – investments	118,774,899

Temporary book/tax differences	(91,249)

Capital loss carryforward	(48,394,040)

Shares of beneficial interest	2,029,318,803

Total net assets	$2,100,807,317

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to TOBS accretion of bond discount and defaulted bonds.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

43	Invesco Intermediate Term Municipal Income Fund

The Fund has a capital loss carryforward as of February 28, 2021, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$35,251,361	$13,142,679	$48,394,040

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2021 was $509,714,505 and $443,095,976, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$125,185,079

Aggregate unrealized (depreciation) of investments	(6,410,180)

Net unrealized appreciation of investments	$118,774,899

Cost of investments for tax purposes is $1,906,116,672.

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of defaulted bonds, federal income tax under distribution, on February 28, 2021, undistributed net investment income was increased by $15,783, undistributed net realized gain (loss) was decreased by $55,406 and shares of beneficial interest was increased by $39,623. Further, as a result of tax deferrals acquired in the reorganization of Invesco Oppenheimer Intermediate Term Municipal Fund into the Fund, undistributed net investment income was decreased by $1,674, undistributed net realized gain (loss) was decreased by $4,167,855 and shares of beneficial interest was increased by $4,169,529. These reclassifications had no effect on the net assets of the Fund.

NOTE 12–Share Information

	Summary of Share Activity

	Year ended February 28, 2021(a)		Year ended February 29, 2020
	Shares	Amount	Shares	Amount

Sold:
Class A	45,482,119	$508,722,833	36,871,281	$419,216,381

Class C	2,070,865	22,833,431	6,293,548	71,369,191

Class Y	17,666,392	198,828,911	13,483,869	152,813,307

Class R6	147,988	1,635,746	364,895	4,155,100

Issued as reinvestment of dividends:
Class A	2,018,925	22,685,603	1,587,358	18,051,345

Class C	182,033	2,034,599	170,204	1,930,123

Class Y	880,429	9,872,021	889,370	10,103,888

Class R6	7,373	82,659	2,045	23,518

Automatic conversion of Class C shares to Class A shares:
Class A	2,480,312	28,116,390	510,266	5,791,917

Class C	(2,487,689)	(28,116,390)	(511,711)	(5,791,917)

Issued in connection with acquisitions:(b)
Class A	11,982,040	129,527,184	-	-

Class C	2,114,190	22,789,658	-	-

Class Y	5,753,884	62,155,305	-	-

Class R6	2,060	22,245	-	-

44	Invesco Intermediate Term Municipal Income Fund

	Summary of Share Activity

	Year ended		Year ended
	February 28, 2021(a)		February 29, 2020
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(33,888,415)	$(377,825,748)	(20,311,458)	$(230,410,305)

Class C	(4,215,164)	(46,755,669)	(3,098,952)	(35,043,026)

Class Y	(16,664,875)	(183,822,675)	(9,639,835)	(109,448,396)

Class R6	(100,849)	(1,110,337)	(1,383)	(15,852)

Net increase in share activity	33,431,618	$371,675,766	26,609,497	$302,745,274

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 58% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)

After the close of business on May 15, 2020, the Fund acquired all the net assets of Invesco Oppenheimer Intermediate Term Municipal Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on February 14, 2020. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 19,852,174 shares of the Fund for 48,992,092 shares outstanding of the Target Fund as of the close of business on May 15, 2020. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, May 15, 2020. The Target Fund’s net assets as of the close of business on May 15, 2020 of $214,494,392, including $4,468,922 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $1,613,231,447 and $1,827,725,839 immediately after the acquisition.

The pro forma results of operations for the six months ended August 31, 2020 assuming the reorganization had been completed on March 1, 2020, the beginning of the semi-annual reporting period are as follows:

Net investment income	$50,574,925

Net realized/unrealized gains	(40,632,844)

Change in net assets resulting from operations	$9,942,081

As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since May 16, 2020.

NOTE 13–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

45	Invesco Intermediate Term Municipal Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Intermediate Term Municipal Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Intermediate Term Municipal Income Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the ”Fund”) as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

46	Invesco Intermediate Term Municipal Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2020 through February 28, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (09/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/21)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/21)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,023.80	$4.11	$1,020.73	$4.11	0.82%
Class C	1,000.00	1,020.00	7.86	1,017.01	7.85	1.57
Class Y	1,000.00	1,025.00	2.86	1,021.97	2.86	0.57
Class R6	1,000.00	1,025.50	2.46	1,022.36	2.46	0.49

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2020 through February 28, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

47	Invesco Intermediate Term Municipal Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2021:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Qualified Business Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Business Interest Income*	0.00%
U.S. Treasury Obligations*	0.00%
Tax-Exempt Interest Dividends*	100.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

48	Invesco Intermediate Term Municipal Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee

Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			191	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Intermediate Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	191	enaible, Inc. (artificial intelligence technology); Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	191	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	191	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	191	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization); Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	191	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2	Invesco Intermediate Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	191	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	191	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	191	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			191	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	191	Elucida Oncology (nanotechnology & medical particles company);

T-3	Invesco Intermediate Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board member of Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest and Andrews and Kurth	191	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	191	None
Daniel S. Vandivort -1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	191	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	191	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4	Invesco Intermediate Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

T-5	Invesco Intermediate Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-6	Invesco Intermediate Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7	Invesco Intermediate Term Municipal Income Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242	Invesco Distributors, Inc.	VK-ITMI-AR-1

Annual Report to Shareholders	February 28, 2021

Invesco Limited Term California Municipal

Fund

Nasdaq:

A: OLCAX ∎ C: OLCCX ∎ Y: OLCYX ∎ R6: IORLX

Management’s Discussion of Fund Performance

Performance summary

For the year ended February 28, 2021, Class A shares of Invesco Limited Term California Municipal Fund (the Fund), at net asset value (NAV), underperformed the Bloomberg Barclays 5 Year Municipal Bond Index.

Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 2/29/20 to 2/28/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.09%
Class C Shares	-0.65
Class Y Shares	0.35
Class R6 Shares	0.70
Bloomberg Barclays 5 Year Municipal Bond Index▼	1.66
U.S. Consumer Price Index∎	1.68
Source(s): ▼RIMES Technologies Corp.; ∎Bloomberg L.P.

Market conditions and your Fund

The state of California had built up robust reserves prior to the onset of the pandemic last year, mitigating the fiscal impact of the economic downturn on the state’s fiscal condition. The state also took a conservative approach in adopting its FY ’21 budget when it originally projected that tax revenues would decline. The state’s fiscal condition is much better than what was reflected in the budget as revenues have far exceeded original estimates. In its latest budget update, the state has increased its FY ’21 revenue estimate by $28.2 billion, a 22.5% increase over the original budget estimate.1

The state’s revenue growth has been driven by its massive and diverse state economy, accounting for 14.6% of the national gross domestic product (GDP).2 While unemployment rates rose to over 16% from a pre-pandemic low of 3.9%, unemployment rates have dropped back to 9.0%.3 State tax revenues have continued to grow despite the high unemployment rate as the impact on high-wage earning has been less severe and high-income taxpayers have benefited from robust financial market gains. California’s fiscal condition has benefited from conservative budgeting that recognizes that California’s tax structure is sensitive to economic cycles. The state has limited its expenditure growth and plans to utilize its revenue windfall to continue to build reserves and to target spending for one-time offsets benefiting residents and programs that were impacted by the pandemic. The state has also been able to maintain rating stability through a period of potential credit volatility. Moody’s, Standard & Poors and Fitch have maintained their respective Aa2, AA-, and AA rating† on the state’s general obligation bonds and each agency affirmed their ratings and stable outlooks in February 2021.

The broad municipal bond market experienced positive returns for the seventh consecutive year in 2020, even despite the unexpected twist of the coronavirus (COVID-19) global pandemic that pierced the markets and forced society to navigate uncharted waters in March 2020.

Investment-grade municipal bonds returned 1.06%, high-yield municipal bonds returned 1.27%, and taxable municipal bonds returned 0.43% during the year.4

The year began with an unexpected major market shift as the global spread of COVID-19 ignited macroeconomic concerns. Significant equity market sell-offs incited a flight to quality that caused a strong municipal rally in February 2020. In March, however, a flight to cash caused extreme volatility and price declines across the municipal market.

Municipal funds averaged about $10 billion per week in outflows during March.5 Total fund outflows were $21 billion for the first quarter of 2020, with the majority in the high-yield segment.5 In general, many high-yield municipal funds hold anywhere from 30% to 60% of their portfolios in investment-grade securities. As a result, funds had been selling both high-yield and investment-grade securities into a distressed market to meet shareholder redemptions. This led to price declines across the municipal universe.

Continued uncertainty regarding COVID-19 and its economic effects caused other major dislocations in the marketplace, including US Treasuries. Near the end of March, 10-year AAA-rated† municipals traded at yields that were roughly 370% of the yield on comparable maturity US Treasuries – well above the historical norm of approximately 90%.6

The Coronavirus Aid, Relief, and Economic Security Act (CARES Act), enacted at the end of March, gave the US Federal Reserve (the Fed) the ability to invest in programs or facilities established by the Fed, which included the Municipal Liquidity Facility (MLF). The CARES Act also provided $150 billion for state and local governments and established the Disaster Relief Fund.

The Fed cut the federal funds rate twice in 2020 during unscheduled emergency meetings in March in response to COVID-19, consisting of half of a percentage and a whole percentage point, leaving the target range 0.00% to 0.25%.7

  Investors continued to sell municipal bonds in April amid disruption from the COVID-19 pandemic. However, May and June saw municipal market performance improve despite ongoing market turmoil. As April began, many states maintained quarantines with indeterminate timelines for closures of non-essential businesses.

  Throughout the summer months, the municipal market began to rebound with gains that erased the earlier 2020 losses. The municipal market continued to benefit from federal support from the MLF, which enabled two issuers per state, city, or county to use proceeds from the sale of notes to service their debt payments. While only two issuers accessed the MLF, the State of Illinois and the Metropolitan Transportation Authority, the availability of the program provided a psychological safety net for the market.

  As the COVID-19 pandemic continued into fall and winter; most states saw cases rise amid colder weather and holiday gatherings, which led to renewed restrictions on non-essential businesses and had a negative effect on the economy. Attention moved to the US Presidential election and medical advancements toward a vaccine.

  We believe the election of Joe Biden and Kamala Harris, aligned with a Democrat-controlled Congress, could benefit municipal bonds given their stated support for numerous initiatives, including a larger stimulus bill and an infrastructure package, as well as health care and tax reform.

  A highly demanded second stimulus package was signed at the end of 2020. The $900 billion Omnibus Spending and COVID Relief Deal included funding for small businesses, the unemployed, and health care workers.

  In December, several pharmaceutical companies reported long-awaited breakthroughs and a vaccine with 95% effectiveness was approved for widespread distribution, significantly improving both investor and public sentiment.

  New municipal issuance totaled $465 billion for the year, up 3% from the previous year’s $449 billion.8 Taxable municipals played a significant role in this increase in 2020, having 43% of new issuance.8 This uptick can be attributed to recent changes in tax laws. Municipalities are no longer able to refinance existing debt with new tax-exempt debt, thus causing an uptrend in taxable municipal issuance.

  Municipal credits have a long history of low default rates as many provide essential services to all Americans. Most municipal issuers were in strong financial shape heading into the COVID-19 pandemic. Despite speculation, a flurry of downgrades has not yet occurred, we think mainly because most issuers have a

2                    Invesco Limited Term California Municipal Fund

rainy-day fund or cash on hand for difficult times. Though there could be small, isolated pockets of defaults in the future, we believe the vast majority of municipal bonds will stay current on principal and interest, as history has shown.

At the close of the year, the House passed the $1.9 trillion American Rescue Plan Act of 2021. Subsequent to year end, on March 11, 2021, the bill was signed into law. The US Food and Drug Administration issued an emergency use authorization for a third vaccine. February 2021 also brought $34 billion in municipal bond supply, higher than the average supply for the last five years for the month.

Security selection in and underweight allocation to state general obligation bonds detracted from the Fund’s performance relative to the style-specific benchmark during the year. Security selection in AAA-rated† bonds detracted from the Fund’s performance relative to its style-specific benchmark over the year.

During the year, security selection in non-rated bonds contributed to the Fund’s performance relative to its style-specific benchmark. The Fund’s preference for revenue bonds over general obligation bonds also benefited its relative performance. At the sector level, security selection in the special tax and the industrial development revenue/pollution control revenue sectors contributed to the Fund’s relative performance.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of some of the Fund’s investments.

Thank you for investing in Invesco Limited Term California Municipal Fund and for sharing our long-term investment horizon.

1 Source: State of California

2 Source: US Bureau of Economic Analysis

3 Source: US Bureau of Labor Statistics

4 Source: Bloomberg Barclays

5 Source: Strategic Insight

6 Source: US Department of the Treasury

7 Source: US Federal Reserve

8 Source: The Bond Buyer

† A credit rating is an assessment provided by a NRSRO of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

Portfolio manager(s):

Michael Camarella

Scott Cottier

Mark DeMitry

Tim O’Reilly

Mark Paris

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3                    Invesco Limited Term California Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment - Oldest Share Class(es)

Fund and index data from 2/28/11

1 Source: RIMES Technologies Corp.

2 Source: Bloomberg L.P.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                    Invesco Limited Term California Municipal Fund

Average Annual Total Returns
As of 2/28/21, including maximum applicable sales charges
Class A Shares
Inception (2/25/04)	3.76%
10 Years	3.49
5 Years	3.00
1 Year	-2.47
Class C Shares
Inception (2/25/04)	3.54%
10 Years	3.09
5 Years	2.68
1 Year	-1.63
Class Y Shares
Inception (11/29/10)	3.80%
10 Years	3.98
5 Years	3.75
1 Year	0.35
Class R6 Shares
10 Years	3.79%
5 Years	3.61
1 Year	0.70

Effective May 24, 2019, Class A, Class C and Class Y shares of the Oppenheimer Rochester Limited Term California Municipal Fund (the predecessor fund), were reorganized into Class A, Class C and Class Y shares, respectively, of the Invesco Oppenheimer Rochester® Limited Term California Municipal Fund. The Fund was subsequently renamed the Invesco Limited Term California Municipal Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C and Class Y shares are those for Class A, Class C and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

  Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

  The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

  Class A share performance reflects the maximum 2.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC)

for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

  The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

  Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5                    Invesco Limited Term California Municipal Fund

Supplemental Information

Invesco Limited Term California Municipal Fund’s investment objective is to seek tax-free income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Barclays 5 Year Municipal Bond Index is an unmanaged index of fixed-rate, investment-grade municipal securities with maturities of four to six years.
∎	The U.S. Consumer Price Index is a measure of change in consumer prices as determined by the US Bureau of Labor Statistics.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6                    Invesco Limited Term California Municipal Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments
Revenue Bonds	81.5%
General Obligation Bonds	11.5
Pre-Refunded Bonds	6.0
Other	1.0

Top Five Debt Holdings

		% of total net assets
1.	California (State of), CA Tobacco Securitization Agency (Los Angeles County Securitization Corp.), Series 2020 B-1, Ref. RB	1.7%
2.	Santa Barbara (County of), CA, Series 2018 B, COP	1.7
3.	San Francisco (City & County of), CA Public Utilities Commission (Green Bonds), Series 2018 A, RB	1.6
4.	Los Angeles (City of), CA Department of Airports (Los Angeles International Airport), Series 2018 D, Ref. RB	1.6
5.	California (State of) Health Facilities Financing Authority (Sutter Health), Series 2011 D, Ref. RB	1.6

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2021.

7                    Invesco Limited Term California Municipal Fund

Schedule of Investments

February 28, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–99.23%
California–94.61%
ABAG Finance Authority for Nonprofit Corps. (Episcopal Senior Communities);
Series 2011, Ref. RB	6.13%	07/01/2026	$3,420	$ 3,473,284
Series 2012 B, Ref. RB	5.00%	07/01/2024	250	262,708
Adelanto (City of), CA Improvement Agency; Series 1993 B, Ref. RB (INS - FGIC)(a)	5.50%	12/01/2023	255	256,469
Adelanto (City of), CA Public Financing Authority; Series 1996 B, RB	6.30%	09/01/2028	595	612,451
Adelanto (City of), CA Public Utility Authority; Series 2014 A, RB	5.00%	07/01/2024	2,960	2,968,821
Alameda (County of), CA Corridor Transportation Authority; Series 2013 A, Ref. RB (INS - AGM)(a)	5.00%	10/01/2029	1,750	1,938,842
Alameda (County of), CA Redevelopment Agency; Series 2006 A, RB (INS - NATL)(a)	4.38%	08/01/2030	10	10,025
Association of Bay Area Governments (California Redevelopment Agency Pool); Series 1994 A, RB (INS - AGM)(a)	6.00%	12/15/2024	130	131,976
Beaumont (City of), CA Financing Authority; Series 1994 A, RB	7.00%	09/01/2023	60	60,158
Beaumont (City of), CA Financing Authority (Improvement Area No. 17B); Series 2011 A, RB(b)(c)	6.38%	09/01/2021	200	206,114
Beaumont (City of), CA Financing Authority (Improvement Area No. 19A); Series 2015 B, Ref. RB	5.00%	09/01/2025	740	842,290
Beaumont (City of), CA Financing Authority (Improvement Area No. 19C); Series 2013 A, RB	5.00%	09/01/2027	655	715,443
Bell (City of), CA Community Redevelopment Agency; Series 2003, Ref. RB (INS - AGC)(a)	5.63%	10/01/2033	25	25,080
Blythe (City of), CA Financing Authority (City Hall & County Courthouse); Series 1997, RB (INS - NATL)(a)	5.50%	09/01/2027	75	75,909
California (County of), CA Tobacco Securitization Agency; Series 2020 B-1, Ref. RB	4.00%	06/01/2049	650	703,417
California (State of);
Series 1972 S, GO Bonds	5.25%	04/01/2021	25	25,096
Series 1992, GO Bonds (INS - NATL)(a)	6.00%	10/01/2021	30	30,142
Series 1992, GO Bonds	5.50%	10/01/2022	20	20,086
Series 1992, GO Bonds (INS - NATL)(a)	5.00%	11/01/2022	55	55,438
Series 1992, GO Bonds (INS - FGIC)(a)	5.00%	11/01/2022	15	15,119
Series 1993, GO Bonds (INS - NATL)(a)	5.90%	04/01/2023	170	170,791
Series 1993, GO Bonds	5.90%	04/01/2023	1,100	1,105,115
Series 1994, GO Bonds	5.75%	03/01/2023	55	56,536
Series 1994, GO Bonds	6.00%	03/01/2024	45	46,310
Series 1994, GO Bonds	6.00%	05/01/2024	5	5,048
Series 1994, GO Bonds (INS - NATL)(a)	6.00%	08/01/2024	90	92,182
Series 1995, GO Bonds (INS - AMBAC)(a)	5.90%	03/01/2025	50	51,431
Series 1996, GO Bonds (INS - AMBAC)(a)	5.25%	06/01/2021	50	50,635
Series 1996, GO Bonds (INS - FGIC)(a)	5.38%	06/01/2026	110	111,422
Series 1996, GO Bonds (INS - NATL)(a)	5.38%	06/01/2026	15	15,194
Series 1996, Ref. GO Bonds (INS - FGIC)(a)	5.60%	09/01/2021	20	20,546
Series 1996, Ref. GO Bonds	5.63%	09/01/2024	10	10,273
Series 1997, GO Bonds (INS - NATL)(a)	5.63%	10/01/2021	25	25,111
Series 1997, GO Bonds (INS - NATL)(a)	5.00%	10/01/2023	10	10,037
Series 1997, GO Bonds	5.00%	10/01/2023	25	25,091
Series 1997, GO Bonds (INS - NATL)(a)	5.63%	10/01/2023	235	236,039
Series 1997, GO Bonds (INS - NATL)(a)	5.63%	10/01/2026	10	10,044
Series 1997, GO Bonds	5.13%	10/01/2027	20	20,075
Series 2000, GO Bonds	5.63%	05/01/2026	40	40,164
Series 2001, GO Bonds	5.20%	11/01/2031	5	5,019
Series 2002, GO Bonds	5.00%	10/01/2022	5	5,018
Series 2002, GO Bonds (INS - SGI)(a)	5.00%	10/01/2028	5	5,018
Series 2011, GO Bonds	5.25%	09/01/2028	1,000	1,025,290
Series 2011, GO Bonds	5.00%	10/01/2041	1,050	1,078,728
Series 2011, Ref. GO Bonds	5.25%	09/01/2024	4,970	5,096,188
Series 2012, GO Bonds	5.00%	09/01/2042	1,065	1,136,941
Series 2016, Ref. GO Bonds	5.00%	09/01/2030	745	762,917
Series 2018, GO Bonds	5.25%	10/01/2039	7,795	9,373,955
Series 2019, Ref. GO Bonds	4.00%	10/01/2039	5,000	5,866,700
Series 2020, Ref. GO Bonds	4.00%	03/01/2036	6,020	7,152,844

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                    Invesco Limited Term California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)

California (State of) Community College Financing Authority (Grossmont-Cuyamaca Community College District, Palomar Community College District & Shasta-Tehama-Trinity Joint Community College District);

Series 2001 A, RB (INS - NATL)(a)	5.00%	04/01/2021	$10	$ 10,039
Series 2001 A, RB (INS - NATL)(a)	5.63%	04/01/2026	680	682,815
California (State of) Community College Financing Authority (NCCD - Orange Coast Properties LLC - Orange Coast College); Series 2018, RB	5.00%	05/01/2033	600	644,364
California (State of) County Tobacco Securitization Agency;
Series 2007 B, RB	5.10%	06/01/2028	340	340,255
Series 2014, Ref. RB	4.00%	06/01/2029	4,690	4,711,152
California (State of) County Tobacco Securitization Agency (Alameda County Tobacco Asset Securitization Corp.);
Series 2002, RB	5.88%	06/01/2035	380	380,494
Series 2002, RB	6.00%	06/01/2042	4,735	4,741,155
California (State of) County Tobacco Securitization Agency (Fresno County Tobacco Funding Corp.); Series 2002, RB	6.00%	06/01/2035	4,655	4,661,051
California (State of) County Tobacco Securitization Agency (Sonoma County Securitization Corp.); Series 2020, Ref. RB	5.00%	06/01/2049	1,200	1,455,264
California (State of) County Tobacco Securitization Agency (Stanislaus County Tobacco Funding Corp.); Series 2002 A, RB	5.88%	06/01/2043	265	265,345
California (State of) Department of Water Resources (Central Valley); Series 1972, RB	5.25%	07/01/2022	230	230,879
California (State of) Educational Facilities Authority (California College of the Arts);
Series 2012, RB(b)(c)	5.00%	06/01/2022	400	423,436
Series 2012, RB(b)	5.00%	06/01/2022	1,135	1,201,500
California (State of) Educational Facilities Authority (Chapman University); Series 2011, RB	5.00%	04/01/2026	3,070	3,080,469
California (State of) Educational Facilities Authority (Loma Linda University); Series 2017 A, Ref. RB	5.00%	04/01/2030	710	849,465
California (State of) Educational Facilities Authority (Southwestern University); Series 2003, Ref. RB	5.00%	11/01/2023	75	75,203
California (State of) Health Facilities Financing Authority; Series 2014 A, RB	5.00%	10/01/2029	500	575,345
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center); Series 2015, Ref. RB	5.00%	11/15/2032	1,750	2,078,527
California (State of) Health Facilities Financing Authority (Commonspirit Health); Series 2020 A, Ref. RB	4.00%	04/01/2038	3,000	3,499,620
California (State of) Health Facilities Financing Authority (El Camino Hospital);
Series 2015 A, Ref. RB	5.00%	02/01/2032	1,750	1,991,692
Series 2015 A, Ref. RB	5.00%	02/01/2033	3,000	3,406,800
California (State of) Health Facilities Financing Authority (Gateways Hospital and Mental Health Center);
Series 2011 B, RB (INS - Cal-Mortgage)(a)	4.30%	12/01/2023	15	15,044
Series 2011 B, RB (INS - Cal-Mortgage)(a)	4.45%	12/01/2024	10	10,029
California (State of) Health Facilities Financing Authority (San Fernando Valley Community Mental Health Center, Inc.); Series 1998 A, RB (INS - NATL)(a)	5.25%	06/01/2023	20	20,051
California (State of) Health Facilities Financing Authority (Stanford Health Care); Series 2017 A, Ref. RB	4.00%	11/15/2040	6,000	6,777,240
California (State of) Health Facilities Financing Authority (Sutter Health);
Series 2011 D, Ref. RB(b)(c)	5.00%	08/15/2021	2,700	2,759,238
Series 2011 D, Ref. RB(b)(c)	5.25%	08/15/2021	11,045	11,299,808
Series 2017 A, Ref. RB	5.00%	11/15/2032	1,800	2,242,818
Series 2017 A, Ref. RB	5.00%	11/15/2033	3,000	3,729,690
Series 2017 A, Ref. RB	5.00%	11/15/2035	1,500	1,851,030
Series 2017 A, Ref. RB	5.00%	11/15/2037	4,490	5,484,849
California (State of) Housing Finance Agency;
Series 2004 C, VRD RB (INS - AGM)(a)(d)	0.04%	02/01/2037	120	120,000
Series 2019 A-1, RB	4.25%	01/15/2035	4,893	5,614,390
California (State of) Infrastructure & Economic Development Bank (California Science Center Phase II);
Series 2016 A, Ref. RB	5.00%	05/01/2027	1,505	1,809,928
Series 2016 A, Ref. RB	5.00%	05/01/2028	775	925,707
Series 2016 A, Ref. RB	5.00%	05/01/2029	910	1,080,416
Series 2016 A, Ref. RB	5.00%	05/01/2030	740	873,392
Series 2016 A, Ref. RB	5.00%	05/01/2031	910	1,070,369
California (State of) Infrastructure & Economic Development Bank (Segerstrom Center for the Arts); Series 2016, Ref. RB	5.00%	07/01/2026	5,000	5,674,600
California (State of) Municipal Finance Authority (American Heritage Education Foundation); Series 2016 A, Ref. RB	5.00%	06/01/2036	1,000	1,119,320

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                    Invesco Limited Term California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Municipal Finance Authority (Biola University);
Series 2013, RB	5.00%	10/01/2029	$335	$ 366,815
Series 2013, RB	5.00%	10/01/2030	465	508,138
California (State of) Municipal Finance Authority (CHF -Riverside II, LLC - UCR North District Phase I Student Housing); Series 2019, RB (INS - BAM)(a)	5.00%	05/15/2040	3,080	3,789,786
California (State of) Municipal Finance Authority (CHF-Davis I, LLC - West Village Student Housing);
Series 2018, RB (INS - BAM)(a)	5.00%	05/15/2033	6,385	7,877,749
Series 2018, RB	5.00%	05/15/2037	2,500	2,971,975
California (State of) Municipal Finance Authority (CHF-Riverside I, LLC - UCR Dundee-Glasgow Student Housing);
Series 2018, RB (INS - BAM)(a)	5.00%	05/15/2032	2,120	2,625,917
Series 2018, RB (INS - BAM)(a)	5.00%	05/15/2033	2,000	2,467,580
Series 2018, RB (INS - BAM)(a)	5.00%	05/15/2034	1,260	1,548,238
Series 2018, RB (INS - BAM)(a)	5.00%	05/15/2036	1,900	2,316,651
California (State of) Municipal Finance Authority (Community Medical Centers);
Series 2017 A, Ref. RB	5.00%	02/01/2028	3,000	3,591,330
Series 2017 A, Ref. RB	5.00%	02/01/2029	3,400	4,034,338
Series 2017 A, Ref. RB	5.00%	02/01/2030	3,500	4,138,190
Series 2017 A, Ref. RB	5.00%	02/01/2031	2,000	2,355,880
Series 2017 A, Ref. RB	5.00%	02/01/2032	1,500	1,760,400
California (State of) Municipal Finance Authority (Eisenhower Medical Centers); Series 2017 A, Ref. RB	5.00%	07/01/2030	2,155	2,586,668
California (State of) Municipal Finance Authority (Emerson College);
Series 2011, RB(b)(c)	5.00%	01/01/2022	190	197,353
Series 2011, RB	5.00%	01/01/2028	40	41,342
California (State of) Municipal Finance Authority (Linxs APM);
Series 2018 A, RB(e)	5.00%	12/31/2033	8,385	10,150,042
Series 2018 A, RB(e)	5.00%	12/31/2034	6,500	7,849,205
Series 2018, RB(e)	5.00%	12/31/2035	2,700	3,250,719
California (State of) Municipal Finance Authority (NorthBay Healthcare Group);
Series 2015, RB	5.00%	11/01/2030	440	483,512
Series 2015, RB	5.00%	11/01/2035	1,100	1,197,460
Series 2017 A, RB	5.00%	11/01/2028	1,000	1,164,890
Series 2017 A, RB	5.25%	11/01/2029	750	880,365
California (State of) Municipal Finance Authority (San Bernardino Municipal Water Department Water Facilities);
Series 2016, Ref. RB (INS - BAM)(a)	5.00%	08/01/2033	1,580	1,892,334
Series 2016, Ref. RB (INS - BAM)(a)	5.00%	08/01/2035	1,715	2,043,114
California (State of) Municipal Finance Authority (United Airlines, Inc.); Series 2019, Ref. RB(e)	4.00%	07/15/2029	1,100	1,233,276
California (State of) Pollution Control Finance Authority; Series 2012, RB(e)(f)	5.00%	07/01/2030	5,000	5,349,500
California (State of) Pollution Control Financing Authority (CalPlant I) (Green Bonds);
Series 2017, RB(e)(f)(g)	7.00%	07/01/2022	1,000	650,000
Series 2017, RB(e)(f)(g)	7.50%	07/01/2032	4,000	2,600,000
Series 2020, RB(e)(f)	7.50%	07/01/2032	630	574,453
California (State of) Pollution Control Financing Authority (San Diego County Water Authority); Series 2019, Ref. RB(f)	5.00%	07/01/2039	1,500	1,785,105
California (State of) Pollution Control Financing Authority (Southern California Water Co.); Series 1996 A, RB (INS - NATL)(a)(e)	5.50%	12/01/2026	1,030	1,032,204
California (State of) Public Finance Authority;
Series 2019 A, RB(f)	6.25%	07/01/2054	3,000	3,426,870
Series 2020 A, RB(f)	4.25%	07/01/2030	1,415	1,469,110
California (State of) Public Finance Authority (Trinity Classical Academy); Series 2019 A, RB(f)	5.00%	07/01/2036	600	629,538
California (State of) Public Works Board (California Community Colleges);
Series 2004 B, RB	5.13%	06/01/2025	15	15,056
Series 2004 B, RB	5.13%	06/01/2029	45	45,166
Series 2005 E, RB (INS - BHAC)(a)	5.00%	10/01/2024	50	50,181
Series 2007 B, RB (INS - NATL)(a)	4.25%	03/01/2026	5	5,014
Series 2007 B, RB (INS - NATL)(a)	5.00%	03/01/2027	50	50,181
California (State of) Public Works Board (Department of Corrections & Rehabilitation); Series 2011 C, RB(b)	5.75%	10/01/2031	2,000	2,064,360
California (State of) Public Works Board (Department of Mental Health); Series 2003 B, RB	5.25%	04/01/2023	15	15,055

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                    Invesco Limited Term California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Public Works Board (Judicial Council of California);
Series 2011 D, RB(b)	5.25%	12/01/2026	$3,000	$ 3,113,040
Series 2013 A, RB	5.00%	03/01/2026	875	955,474
California (State of) Public Works Board (Trustees of the California State University); Series 2010 B-1, RB	5.13%	03/01/2023	2,000	2,007,420
California (State of) Public Works Board (Various Capital);
Series 2012 A, RB	5.00%	04/01/2026	275	289,218
Series 2012 G, Ref. RB	5.00%	11/01/2030	450	485,789
California (State of) School Finance Authority (Coastal Academy); Series 2013 A, RB(f)	5.00%	10/01/2022	335	347,606
California (State of) School Finance Authority (Escuela Popular); Series 2017, RB(f)	5.50%	07/01/2027	1,225	1,357,839
California (State of) School Finance Authority (HTH Learning); Series 2017 A, Ref. RB(f)	5.00%	07/01/2032	1,705	1,948,798
California (State of) Statewide Communities Development Authority;
Series 2005 D, RB (INS - AGM)(a)	4.25%	10/01/2021	15	15,046
Series 2020 B, RB	4.00%	09/02/2022	75	77,796
Series 2020 B, RB	4.00%	09/02/2023	205	216,699
Series 2020 B, RB	4.00%	09/02/2024	215	231,043
Series 2020 B, RB	4.00%	09/02/2025	225	245,027
Series 2020 B, RB	4.00%	09/02/2026	230	253,384
California (State of) Statewide Communities Development Authority (Alliance for College-Ready Public Schools - 47th and Main); Series 2012 A, RB	5.13%	07/01/2022	135	136,786
California (State of) Statewide Communities Development Authority (Community Facilities District No. 2002-1); Series 2002 1, RB(e)	6.35%	09/01/2021	25	25,042
California (State of) Statewide Communities Development Authority (Eskaton Properties, Inc.); Series 2012, RB	5.25%	11/15/2034	1,000	1,042,290
California (State of) Statewide Communities Development Authority (Front Porch Communities & Services); Series 2017 A, Ref. RB	5.00%	04/01/2031	175	203,448
California (State of) Statewide Communities Development Authority (Heritage Park at Cathedral City Apartments); Series 2002 NN-1, RB (INS - AMBAC)(a)(e)	5.20%	06/01/2036	875	876,855
California (State of) Statewide Communities Development Authority (NCCD-Hooper Street LLC-California College of the Arts); Series 2019, RB(f)	5.00%	07/01/2029	900	994,599
California (State of) Statewide Communities Development Authority (Pooled Financing Program); Series 2002 B, RB (INS - AGM)(a)	5.25%	10/01/2027	5	5,018
California (State of) Statewide Communities Development Authority (River Run Senior Apartments - Corona); Series 2003, RB(e)	6.75%	09/01/2037	45	45,061
California (State of) Statewide Communities Development Authority (Sherman Oaks); Series 1998 A, RB (INS - AMBAC)(a)	5.00%	08/01/2022	740	754,689
California (State of) Statewide Communities Development Authority (Sutter Health);
Series 2011 C, RB(b)(c)	5.00%	08/15/2021	1,160	1,185,729
Series 2012 B, COP(b)(c)	5.25%	06/01/2022	2,730	2,901,990
California (State of) Statewide Communities Development Authority (University of California - Irvine East Campus Apartments - CHF-Irvine, LLC); Series 2012, Ref. RB	5.38%	05/15/2038	1,000	1,008,050
California (State of) Statewide Communities Development Authority (University of California, Irvine East Campus Apartments, CHF-Irvine, LLC);
Series 2012, Ref. RB	5.13%	05/15/2031	310	312,567
Series 2016, Ref. RB	5.00%	05/15/2030	1,500	1,748,700
California (State of) Statewide Financing Authority (Pooled Tobacco Securitization Program);
Series 2002 A, RB	5.63%	05/01/2029	738	740,834
Series 2002 A, RB	6.00%	05/01/2037	3,395	3,408,037
Series 2002 B, RB	5.63%	05/01/2029	335	336,286
California (State of), CA Tobacco Securitization Agency (Los Angeles County Securitization Corp.); Series 2020 B-1, Ref. RB	5.00%	06/01/2049	10,135	12,189,973
California State University; Series 2019 A, RB	4.00%	11/01/2041	3,480	4,077,864
California Statewide Communities Development Authority (Statewide Community Infrastructure Program); Series 2015, Ref. RB	5.00%	09/02/2035	3,515	3,846,429
Calimesa (City of), CA; Series 2020, RB	4.00%	09/01/2037	415	463,169
Carlsbad (City of), CA Housing & Redevelopment Commission; Series 1993, RB (INS - NATL)(a)	5.30%	09/01/2023	10	10,212
Carson (City of), CA (Assessment District No. 92-1); Series 1992, RB	7.38%	09/02/2022	15	15,472
Cathedral (City of), CA Redevelopment Agency Successor Agency;
Series 2021 A, Ref. RB (INS - BAM)(a)	4.00%	08/01/2033	1,500	1,781,145
Series 2021 A, Ref. RB (INS - BAM)(a)	4.00%	08/01/2034	1,000	1,184,790
Series 2021 A, Ref. RB (INS - BAM)(a)	4.00%	08/01/2035	200	229,666

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                    Invesco Limited Term California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Cerritos (City of), CA Public Financing Authority; Series 2002 A, RB (INS - AMBAC)(a)	4.55%	11/01/2024	$5	$ 5,013
Cerritos Community College District (Election of 2018); Series 2019 A, GO Bonds	4.00%	06/01/2043	5,000	5,729,500
Chino (City of), CA Public Financing Authority;
Series 2015 A, Ref. RB (INS - AGM)(a)	5.00%	09/01/2028	1,230	1,439,629
Series 2015 A, Ref. RB (INS - AGM)(a)	5.00%	09/01/2029	1,280	1,497,536
Series 2015 A, Ref. RB (INS - AGM)(a)	5.00%	09/01/2030	900	1,052,955
Series 2015 A, Ref. RB (INS - AGM)(a)	5.00%	09/01/2031	950	1,110,996
Cloverdale Unified School District; Series 2019 A, GO Bonds	5.25%	08/01/2044	3,500	4,287,115
Colton (City of), CA Public Financing Authority; Series 2007 A, RB (INS - AMBAC)(a)	4.70%	04/01/2032	15	15,037
Compton (City of), CA; Series 1998, Ref. RB (INS - NATL)(a)	5.38%	09/01/2023	175	175,719
Compton Community College District;
Series 2012, Ref. GO Bonds	5.00%	07/01/2021	1,895	1,924,979
Series 2012, Ref. GO Bonds	5.00%	07/01/2023	1,310	1,388,521
Coronado Community Development Agency Successor Agency; Series 2018 A, Ref. RB	5.00%	09/01/2033	1,260	1,459,496
Cudahy (City of), CA Community Development Commission Successor Agency (City-Wide Redevelopment);
Series 2011 A, RB(b)	7.25%	10/01/2021	130	135,330
Series 2011 A, RB(b)(c)	7.75%	10/01/2021	315	328,829
Series 2011 B, RB(b)	7.00%	10/01/2021	185	192,317
Cypress (City of), CA (Cypress Business and Professional Center Assessment District); Series 1998, RB	5.70%	09/02/2022	10	10,021
Delano Joint Union High School District; Series 2003 A, Ref. GO Bonds (INS - NATL)(a)	5.10%	02/01/2023	975	1,060,907
Dinuba (City of), CA Redevelopment Agency; Series 2011 A, Ref. RB(b)(c)	5.75%	09/01/2021	170	174,643
Downey (City of), CA Community Development Commission; Series 1997, Ref. RB (INS - NATL)(a)	5.13%	08/01/2028	50	50,672
El Dorado (County of), CA (Community Facilities District No. 1992-1 - El Dorado Hills Development);
Series 2012, Ref. RB	5.00%	09/01/2026	620	664,690
Series 2012, Ref. RB	5.00%	09/01/2027	790	846,327
El Monte Union High School District; Series 2019 A, GO Bonds	4.00%	06/01/2037	1,440	1,639,800
Eureka (City of), CA Public Financing Authority; Series 2011, RB	5.00%	10/01/2041	3,000	3,074,250
Fontana (City of), CA (Community Facilities District No. 80);
Series 2017, RB	5.00%	09/01/2026	290	349,897
Series 2017, RB	5.00%	09/01/2029	175	211,486
Fresno (City of), CA Joint Powers Financing Authority (Master Lease);
Series 2017 A, Ref. RB (INS - AGM)(a)	5.00%	04/01/2030	675	808,454
Series 2017 A, Ref. RB (INS - AGM)(a)	5.00%	04/01/2031	1,000	1,193,380
Series 2017 A, Ref. RB (INS - AGM)(a)	5.00%	04/01/2032	500	594,780
Galt (City of), CA Redevelopment Agency; Series 2011, RB	7.38%	09/01/2033	400	412,780
Golden State Tobacco Securitization Corp.;
Series 2017 A-1, Ref. RB	5.00%	06/01/2027	1,850	2,290,263
Series 2017 A-1, Ref. RB	5.00%	06/01/2028	6,560	8,048,202
Series 2017 A-1, Ref. RB	5.00%	06/01/2029	2,090	2,544,241
Granada Sanitary District (2003 Reassessment & Ref.); Series 2003 A, RB	6.13%	09/02/2022	10	10,264
Hawthorne (City of), CA Community Redevelopment Agency Successor Agency (Community Facilities District No. 1999-1); Series 2010, Ref. RB	6.13%	10/01/2025	3,220	3,233,427
Huntington Beach (City of), CA (Community Facilities District No. 2002-1 - Improvement Area A - McDonnell Centre Business Park); Series 2002 A, RB	6.25%	09/01/2027	20	20,587
Huntington Beach (City of), CA (Community Facilities District No. 2003-1 - Huntington Center);
Series 2013, Ref. RB	5.25%	09/01/2025	1,055	1,058,450
Series 2013, Ref. RB	5.25%	09/01/2026	1,115	1,118,568
Series 2013, Ref. RB	5.38%	09/01/2033	1,200	1,308,024
Huntington Beach (City of), CA Redevelopment Agency; Series 1999, Ref. RB (INS - AGM)(a)	5.00%	08/01/2024	15	15,049
Huntington Park (City of), CA Public Financing Authority; Series 2004 A, Ref. RB (INS - AGM)(a)	5.00%	09/01/2022	15	15,054
Imperial (City of), CA Public Financing Authority (Water Facility); Series 2012, RB	5.00%	10/15/2026	2,735	2,943,626
Inland Empire Tobacco Securitization Corp.; Series 2019, Ref. RB	3.68%	06/01/2038	9,650	10,082,416
Irvine (City of), CA; Series 2014, RB	5.00%	09/01/2039	1,000	1,115,650
Irvine (City of), CA (Reassessment District No. 13-1); Series 2012, RB	5.00%	09/02/2025	710	789,740
Irvine (City of), CA Community Facilities District No. 2013-3 (Great Park Improvement Area No. 1); Series 2014, RB	5.00%	09/01/2044	500	554,605
Jurupa (City of), CA Community Services District; Series 2013 A, RB	5.00%	09/01/2042	1,000	1,047,720
Jurupa (City of), CA Public Financing Authority; Series 2014 A, Ref. RB	5.00%	09/01/2042	1,000	1,118,930

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                    Invesco Limited Term California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Jurupa Community Services District;
Series 2021 A, RB	4.00%	09/01/2031	$100	$ 113,089
Series 2021 A, RB	4.00%	09/01/2033	100	112,409
Series 2021 A, RB	4.00%	09/01/2034	165	184,983
Series 2021 A, RB	4.00%	09/01/2036	180	200,723
Series 2021 A, RB	4.00%	09/01/2038	385	426,480
Series 2021 A, RB	4.00%	09/01/2039	135	149,163
Series 2021 A, RB	4.00%	09/01/2040	140	154,291
Kern Valley Healthcare District; Series 2003, Ref. RB (INS - Cal-Mortgage)(a)	5.25%	08/01/2021	25	25,096
La Canada Unified School District; Series 2020 B, GO Bonds	4.00%	08/01/2037	1,000	1,170,230
La Mesa (City of), CA (Assessment District No. 98-1); Series 1998, RB	5.75%	09/02/2023	20	20,411
Lancaster (City of), CA Redevelopment Agency Successor Agency (Lancaster Public Capital Improvements); Series 2010, Ref. RB	5.50%	12/01/2028	560	561,630
Lodi (City of), CA Public Financing Authority; Series 2012, Ref. RB	5.25%	10/01/2026	2,000	2,102,300
Long Beach (City of), CA; Series 2015, RB	5.00%	05/15/2027	850	973,496
Long Beach (City of), CA (Community Facilities District No. 6); Series 2002, RB	6.25%	10/01/2026	35	35,091
Long Beach (City of), CA Bond Finance Authority;
Series 2007 A, RB	5.25%	11/15/2023	1,435	1,620,545
Series 2007 A, RB	5.50%	11/15/2037	100	143,627
Long Beach Unified School District (Election of 2008); Series 2009, GO Bonds	5.75%	08/01/2033	30	30,119
Los Angeles (City of), CA; Series 2012 C, Ref. RB	5.00%	06/01/2025	800	847,400
Los Angeles (City of), CA (FHA Insured Mortgage Loans - Section 8 Assisted);
Series 1993 1, Ref. RB (INS - NATL)(a)	6.50%	07/01/2022	5	5,021
Series 1993 II-A, Ref. RB (INS - NATL)(a)	5.35%	07/01/2022	5	5,017
Los Angeles (City of), CA Community Facilities District No. 3 (Cascades Business Park); Series 1997, RB	6.40%	09/01/2022	25	25,398
Los Angeles (City of), CA Department of Airports; Series 2018 B, Ref. RB(e)	5.00%	05/15/2034	1,000	1,233,910
Los Angeles (City of), CA Department of Airports (Los Angeles International Airport);
Series 2018 A, RB(e)	5.25%	05/15/2038	3,565	4,383,845
Series 2018 D, Ref. RB(e)	5.00%	05/15/2030	9,000	11,394,450
Los Angeles (City of), CA Department of Water & Power; Series 2018 A, Ref. RB	5.00%	07/01/2038	5,000	6,100,700
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds);
Series 2020 A, RB	4.00%	06/01/2035	1,000	1,212,700
Series 2020 A, RB	4.00%	06/01/2036	1,000	1,206,000
Series 2020 A, RB	4.00%	06/01/2037	3,750	4,498,275
Los Angeles (County of), CA Public Works Financing Authority (Green Bonds);
Series 2020 A, RB	4.00%	12/01/2039	3,000	3,547,950
Series 2020 A, RB	4.00%	12/01/2040	4,000	4,696,800
Los Angeles Unified School District;
Series 2020 C, GO Bonds	4.00%	07/01/2039	5,005	5,903,247
Series 2020 C, GO Bonds	4.00%	07/01/2040	6,625	7,787,489
Madera (County of), CA (Valley Children’s Hospital);
Series 1995, COP (INS - NATL)(a)	5.75%	03/15/2028	455	456,511
Series 1998, COP (INS - NATL)(a)	5.00%	03/15/2023	430	433,431
Madera (County of), CA Board of Education; Series 2011, Ref. COP(b)(c)	6.13%	10/01/2021	325	336,226
Manteca Unified School District (Community Facilities District No. 1989-2); Series 2013 F, RB (INS - AGM)(a)	5.00%	09/01/2027	1,285	1,417,638
Marina (City of), CA Redevelopment Agency Successor Agency;
Series 2018 A, RB	5.00%	09/01/2033	340	391,568
Series 2018 B, RB	5.00%	09/01/2033	250	285,695
Maywood (City of), CA Public Financing Authority (Infrastructure Refinancing); Series 2008 A, Ref. RB	7.00%	09/01/2028	20	20,014
Modesto (City of), CA (Golf Course Ref.); Series 1993 B, COP (INS - NATL)(a)	5.00%	11/01/2023	185	190,611
Modesto (City of), CA Irrigation District; Series 2011 C, Ref. RB	5.00%	07/01/2030	500	507,805
Monrovia (City of), CA Redevelopment Agency Successor Agency (Central Redevelopment - Project Area No. 1); Series 2013, Ref. RB	5.00%	08/01/2026	1,000	1,059,570

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                    Invesco Limited Term California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Mountain House Public Financing Authority (Green Bonds);
Series 2020 A, RB (INS - BAM)(a)	4.00%	12/01/2036	$310	$ 363,748
Series 2020 A, RB (INS - BAM)(a)	4.00%	12/01/2037	495	578,784
Series 2020 A, RB (INS - BAM)(a)	4.00%	12/01/2038	555	644,161
Series 2020 A, RB (INS - BAM)(a)	4.00%	12/01/2039	470	544,081
Series 2020 A, RB (INS - BAM)(a)	4.00%	12/01/2040	600	689,628
Series 2020 B, RB (INS - BAM)(a)	4.00%	12/01/2035	1,000	1,173,420
Mountain View (City of), CA; Series 2004 A, RB (INS - NATL)(a)	4.50%	06/01/2026	10	10,027
M-S-R Public Power Agency; Series 1991 E, RB(b)	6.00%	07/01/2022	25	26,205
Municipal Improvement Corp. of Los Angeles; Series 2020 B, RB	5.00%	11/01/2040	1,985	2,518,171
Northern California Energy Authority; Series 2018 A, RB(c)	4.00%	07/01/2024	5,000	5,505,350
Northern California Tobacco Securitization Authority; Series 2021 B1, Ref. RB	4.00%	06/01/2049	1,750	1,972,320
Northern Inyo (County of), CA Local Hospital District; Series 2010, RB	6.38%	12/01/2025	835	837,188
Oakland (Port of), CA;
Series 2011 O, Ref. RB(b)(c)(e)	5.00%	05/01/2021	5,000	5,038,450
Series 2011 O, Ref. RB(b)(c)(e)	5.13%	05/01/2021	2,000	2,015,800
Series 2012 P, Ref. RB(e)	5.00%	05/01/2033	1,000	1,045,440
Oakland Unified School District (County of Alameda); Series 2016, Ref. GO Bonds (INS - BAM)(a)	5.00%	08/01/2030	5,000	6,001,900
Oakland Unified School District (Election of 2006); Series 2012 A, GO Bonds(b)	5.00%	08/01/2022	410	428,487
Oceanside (City of), CA (Community Facilities District No. 200-1 - Ocean Ranch Corporate Centre);
Series 2013 A, Ref. RB	5.00%	09/01/2026	685	750,520
Series 2013 A, Ref. RB	5.00%	09/01/2027	745	813,555
Series 2013 A, Ref. RB	5.00%	09/01/2028	805	875,172
Orange (City of), CA (Community Facilities District No. 91-2 - Serrano Heights Public Improvements); Series 2013, Ref. RB	5.00%	10/01/2028	1,495	1,602,416
Oxnard (City of), CA Financing Authority;
Series 2011, Ref. RB(b)(c)	5.30%	06/01/2021	50	50,643
Series 2014, Ref. RB (INS - AGM)(a)	5.00%	06/01/2029	2,000	2,266,260
Palo Alto (City of), CA;
Series 1999 A, Ref. RB (INS - AMBAC)(a)	5.25%	06/01/2021	85	86,075
Series 1999 A, Ref. RB (INS - AMBAC)(a)	5.25%	06/01/2024	15	15,184
Palomar Health; Series 2016, Ref. RB	5.00%	11/01/2031	1,625	1,874,795
Perris Elementary School District (Election of 2014);
Series 2014 A, GO Bonds (INS - BAM)(a)	6.00%	08/01/2027	185	217,542
Series 2014 A, GO Bonds (INS - BAM)(a)	6.00%	08/01/2028	205	240,756
Perris Union High School District; Series 2019 A, GO Bonds (INS - AGM)(a)	4.00%	09/01/2040	2,000	2,343,220
Poway Unified School District Public Financing Authority;
Series 2013, RB	5.00%	09/15/2025	845	942,665
Series 2013, RB	5.00%	09/15/2029	1,180	1,310,036
Rancho California Water District Financing Authority; Series 2019 A, Ref. RB	4.00%	08/01/2039	3,200	3,816,608
Rancho Cucamonga (City of), CA (Community Facilities District No. 2003-01 - Improvement Area No. 1); Series 2013, Ref. RB	5.75%	09/01/2028	1,800	1,806,408
Rancho Mirage (City of), CA (Reassessment District No. R22-85);
Series 2002, Ref. RB	5.75%	09/02/2022	10	10,168
Series 2002, Ref. RB	5.75%	09/02/2026	20	20,291
Rancho Mirage (City of), CA (Reassessment District No. R25-90); Series 1998, Ref. RB	5.50%	09/02/2024	10	10,109
Redlands (City of), CA (Community Facilities District No. 2003-1 - Redlands Business Center); Series 2004, RB	5.85%	09/01/2033	10	10,117
Redwood City (City of), CA (Community Facilities District No. 99-1); Series 2012, Ref. RB	5.00%	09/01/2029	690	725,438
Regents of the University of California; Series 2013 AI, RB	5.00%	05/15/2038	900	987,003
Richmond (City of), CA Joint Powers Financing Authority; Series 2016, RB	5.50%	11/01/2029	6,530	7,760,840
Riverside (City of), CA (Riverwalk Auto Center Assessment District);
Series 2012, Ref. RB	5.00%	09/02/2023	315	321,813
Series 2012, Ref. RB	5.00%	09/02/2024	335	341,938
Riverside (City of), CA (Riverwalk Business Center Assessment District); Series 2004, RB	6.25%	09/02/2029	200	205,460
Riverside (City of), CA Public Financing Authority;
Series 2012 A, Ref. RB	5.00%	11/01/2027	1,640	1,767,002
Series 2012 A, Ref. RB	5.00%	11/01/2028	1,155	1,243,230
Riverside (County of), CA (Community Facilities District No. 04-2); Series 2012, Ref. RB	5.00%	09/01/2028	450	477,072

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                    Invesco Limited Term California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Riverside (County of), CA Community Facilities Districts (Scott Road); Series 2013, RB	5.00%	09/01/2042	$3,000	$ 3,143,160
Riverside Unified School District;
Series 2020, RB	4.00%	09/01/2034	500	557,655
Series 2020, RB	4.00%	09/01/2037	500	553,870
Series 2020, RB	4.00%	09/01/2040	350	385,063
Romoland School District Community Facilities No. 2004-1;
Series 2013, RB	5.00%	09/01/2025	365	402,398
Series 2013, RB	5.00%	09/01/2026	440	483,921
Series 2013, RB	5.00%	09/01/2027	405	443,422
Series 2013, RB	5.00%	09/01/2028	500	545,260
Roseville (City of), CA (Villages at Sierra Vista Community Facilities District No. 1 - Public Facilities);
Series 2020, RB	4.00%	09/01/2033	235	259,033
Series 2020, RB	4.00%	09/01/2035	275	301,584
Series 2020, RB	4.00%	09/01/2037	320	349,014
Roseville (City of), CA Natural Gas Financing Authority;
Series 2007, RB	5.00%	02/15/2023	80	87,215
Series 2007, RB	5.00%	02/15/2024	265	299,736
Series 2007, RB	5.00%	02/15/2025	100	116,480
Sacramento (City of), CA (2019 Sacramento Tourism Infrastructure District - Convention Center Ballroom);
Series 2019, RB	4.00%	06/01/2034	1,265	1,439,330
Series 2019, RB	4.00%	06/01/2037	1,760	1,980,334
Sacramento (City of), CA Financing Authority;
Series 1999 A, RB	6.25%	09/01/2023	230	236,854
Series 2013 A, Ref. RB	5.00%	09/01/2024	1,840	2,003,042
Series 2013 A, Ref. RB	5.00%	09/01/2025	850	925,676
Series 2013 A, Ref. RB (INS - AGM)(a)	5.00%	09/01/2026	785	854,724
Series 2013 A, Ref. RB	5.00%	09/01/2027	455	495,031
Sacramento (City of), CA Municipal Utility District;
Series 2012 Y, Ref. RB	5.00%	08/15/2026	660	705,896
Series 2015, Ref. RB	5.00%	07/01/2030	1,235	1,461,227
Sacramento (County of), CA;
Series 1991 A, RB(b)(e)	7.25%	10/01/2023	2,620	2,833,792
Series 2018 C, Ref. RB(e)	5.00%	07/01/2037	2,200	2,638,570
Series 2018 C, Ref. RB(e)	5.00%	07/01/2038	3,800	4,546,054
Sacramento (County of), CA (Juvenile Courthouse);
Series 2003, COP (INS - AMBAC)(a)	5.00%	12/01/2021	795	797,711
Series 2003, COP (INS - AMBAC)(a)	5.00%	12/01/2022	555	556,859
Series 2003, COP (INS - AMBAC)(a)	5.00%	12/01/2023	430	431,372
Sacramento (County of), CA Housing Authority; Series 2002 C, RB (INS - AMBAC)(a)(e)	5.25%	06/01/2027	285	285,356
Sacramento (County of), CA Public Financing Authority;
Series 2003 A, RB (INS - NATL)(a)	5.00%	12/01/2022	5	5,015
Series 2003 A, RB (INS - NATL)(a)	5.13%	12/01/2028	15	15,041
Salinas (City of), CA Redevelopment Agency; Series 1996 A, RB (INS - AGM)(a)	5.50%	11/01/2023	50	50,186
San Bernardino (City of), CA Joint Powers Financing Authority;
Series 1999, Ref. COP (INS - NATL)(a)	5.50%	09/01/2024	250	250,933
Series 2005 A, Ref. RB (INS - AGM)(a)	5.75%	10/01/2023	180	203,807
San Bernardino (City of), CA Redevelopment Agency Successor Agency; Series 1995, RB(e)	7.88%	07/01/2025	15	15,261
San Bernardino (County of), CA Redevelopment Agency Successor Agency (San Sevaine Redevelopment); Series 2016 B, Ref. RB (INS - AGM)(a)	5.00%	09/01/2028	285	329,919
San Bernardino Joint Powers Financing Authority;
Series 2005 B, Ref. RB (INS - AGM)(a)	5.75%	10/01/2022	50	54,086
Series 2005 B, Ref. RB (INS - AGM)(a)	5.75%	10/01/2023	70	79,258
San Buenaventura (City of), CA; Series 2007 E, COP (INS - NATL)(a)	4.75%	06/01/2032	100	100,251
San Buenaventura (City of), CA (Community Memorial Health System);
Series 2011, RB	6.50%	12/01/2022	2,500	2,601,575
Series 2011, RB	7.50%	12/01/2041	1,000	1,042,010

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                    Invesco Limited Term California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
San Diego (City of), CA (Assessment District No. 4096);
Series 2013, Ref. RB	5.00%	09/02/2021	$165	$ 167,975
Series 2013, Ref. RB	5.00%	09/02/2022	165	167,818
Series 2013, Ref. RB	5.00%	09/02/2023	175	177,881
Series 2013, Ref. RB	5.00%	09/02/2024	185	187,858
Series 2013, Ref. RB	5.00%	09/02/2025	190	192,664
Series 2013, Ref. RB	5.13%	09/02/2026	205	207,938
Series 2013, Ref. RB	5.13%	09/02/2027	215	217,941
Series 2013, Ref. RB	5.25%	09/02/2028	225	228,051
Series 2013, Ref. RB	5.38%	09/02/2029	240	243,228
Series 2013, Ref. RB	5.38%	09/02/2030	250	253,380
Series 2013, Ref. RB	5.50%	09/02/2031	260	263,481
Series 2013, Ref. RB	5.50%	09/02/2032	280	283,699
San Diego (City of), CA Community Facilities District No. 3;
Series 2013, Ref. RB	5.00%	09/01/2025	545	599,129
Series 2013, Ref. RB	5.00%	09/01/2027	610	666,132
Series 2013, Ref. RB	5.00%	09/01/2028	640	696,774
Series 2013, Ref. RB	5.00%	09/01/2030	720	779,969
San Diego (City of), CA Public Facilities Financing Authority (Capital Improvement);
Series 2015 A, RB	5.00%	10/15/2033	1,250	1,467,287
Series 2015 A, RB	5.00%	10/15/2034	1,000	1,172,350
San Diego (City of), CA Redevelopment Agency Successor Agency; Series 2003 B, RB	5.25%	09/01/2026	95	95,356
San Diego (County of), CA Regional Airport Authority;
Series 2013 B, RB(e)	5.00%	07/01/2026	1,520	1,677,122
Series 2017 B, RB(e)	5.00%	07/01/2037	1,000	1,192,200
Series 2020, Ref. RB	5.00%	07/01/2040	2,000	2,509,260
San Diego (County of), CA Water Authority;
Series 1998 A, COP (INS - NATL)(a)	4.75%	05/01/2028	95	95,289
Series 2011 B, Ref. RB(b)(c)	5.00%	05/01/2021	5,500	5,544,165
San Francisco (City & County of), CA; Series 2017 B, COP	4.00%	04/01/2042	2,250	2,468,362
San Francisco (City & County of), CA (Bayshore Hester Assessment District No. 95-1); Series 1996, RB	6.85%	09/02/2026	20	20,968
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport);
Series 2013 A, RB(e)	5.50%	05/01/2028	3,330	3,680,849
Series 2018 D, RB(e)	5.25%	05/01/2048	8,000	9,640,400
Series 2019 A, RB(e)	5.00%	05/01/2037	8,000	9,826,640
San Francisco (City & County of), CA Public Utilities Commission (Green Bonds); Series 2018 A, RB	4.00%	10/01/2043	10,000	11,477,200
San Francisco (City & County of), CA Redevelopment Agency Successor Agency; Series 2013 A, Ref. RB	5.00%	08/01/2023	500	531,880
San Francisco (City & County of), CA Successor Agency to the Redevelopment Agency Community Facilities District No. 6 (Mission Bay South Public Improvements); Series 2013 C, RB(h)	0.00%	08/01/2036	1,245	553,465
San Francisco Bay Area Rapid Transit District;
Series 2019 A, RB	4.00%	07/01/2038	3,390	3,918,501
Series 2019 A, RB	4.00%	07/01/2039	2,075	2,393,595
San Francisco Community College District; Series 2020 A, GO Bonds	4.00%	06/15/2045	3,045	3,541,365
San Jacinto (City of), CA Community Facilities District No. 2002-1; Series 2016, Ref. RB	5.00%	09/01/2026	925	1,116,595
San Jose (City of), CA;
Series 2011 A-1, RB(e)	6.25%	03/01/2034	1,000	1,002,560
Series 2017 A, Ref. RB(e)	5.00%	03/01/2035	500	594,875
Series 2017 A, Ref. RB(e)	5.00%	03/01/2036	1,000	1,187,260
Series 2017 A, Ref. RB(e)	5.00%	03/01/2037	1,250	1,480,900
San Jose (City of), CA (Almaden Senior Housing Apartments); Series 2001 G, RB(c)(e)	5.35%	07/15/2022	205	205,176
San Jose (City of), CA (El Parador Apartments); Series 2000 A, RB(e)	6.10%	01/01/2031	25	25,012
San Jose (City of), CA (Orvieto Family Apartments); Series 2010 B-1, RB	4.75%	08/01/2029	1,870	1,874,619
San Luis Obispo (County of), CA; Series 2007, COP (INS - AGM)(a)	4.25%	10/15/2026	15	15,040
Santa Barbara (County of), CA; Series 2018 B, COP(e)	5.25%	12/01/2032	9,600	11,972,928
Santa Clara (County of), CA Financing Authority; Series 2018 A, RB	4.00%	04/01/2043	7,000	8,011,990
Santa Clara (County of), CA Housing Authority;
Series 2001 A, RB(e)	5.70%	08/01/2021	5	5,017
Series 2001 A, RB(e)	5.85%	08/01/2031	1,715	1,720,968
Series 2010 A-1, RB (CEP - FHLMC)	4.75%	11/01/2027	1,430	1,431,030

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                    Invesco Limited Term California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Santa Clarita (City of), CA Community Facilities District No. 2002-1 (Valencia Town Center);
Series 2012, Ref. RB	5.00%	11/15/2023	$635	$ 676,739
Series 2012, Ref. RB	5.00%	11/15/2024	325	345,764
Series 2012, Ref. RB	5.00%	11/15/2025	925	981,536
Series 2012, Ref. RB	5.00%	11/15/2027	785	828,756
Series 2012, Ref. RB	5.00%	11/15/2028	1,170	1,231,495
Santa Nella (County of), CA Water District; Series 1998, Ref. RB	6.25%	09/02/2028	20	20,018
Saugus Union School District;
Series 2013, Ref. RB	5.00%	09/01/2025	710	781,817
Series 2013, Ref. RB	5.00%	09/01/2026	770	845,452
Series 2013, Ref. RB	5.00%	09/01/2027	830	907,879
Series 2013, Ref. RB	5.00%	09/01/2028	895	975,094
Saugus Union School District Financing Authority;
Series 2021 A, RB (INS - BAM)(a)	4.00%	09/01/2038	650	735,137
Series 2021 A, RB (INS - BAM)(a)	4.00%	09/01/2041	260	292,469
Selma (City of), CA Redevelopment Agency; Series 2010 A, RB	5.75%	09/01/2024	1,390	1,392,710
Sequoia Healthcare District; Series 1993, RB(b)	5.38%	08/15/2023	5	5,350
Simi Valley (City of), CA Community Development Agency (Merged Tapo Canyon & West End Community Development);
Series 2003, Ref. RB (INS - NATL)(a)	5.25%	09/01/2021	25	25,096
Series 2003, Ref. RB (INS - NATL)(a)	5.00%	09/01/2030	25	25,080
Sonora Union High School District; Series 2013 A, GO Bonds (INS - AGM)(a)	5.63%	08/01/2029	1,020	1,138,718
South Pasadena (City of), CA; Series 2016, Ref. RB (INS - BAM)(a)	5.00%	10/01/2036	1,115	1,339,962
South Tahoe Joint Powers Financing Authority; Series 2014, Ref. RB (INS - AGM)(a)	4.00%	10/01/2034	500	536,575
Southern California Public Power Authority; Series 1992, RB	5.75%	07/01/2021	20	20,084
Southern California Tobacco Securitization Authority (San Diego County Asset Securitization Corp.);
Series 2019, Ref. RB	5.00%	06/01/2037	1,170	1,475,698
Series 2019, Ref. RB	5.00%	06/01/2038	2,000	2,515,140
Series 2019, Ref. RB	5.00%	06/01/2039	1,810	2,270,011
Series 2019, Ref. RB	5.00%	06/01/2048	7,500	8,956,425
Southern Mono Health Care District; Series 2012, Ref. GO Bonds	5.00%	08/01/2021	260	265,138
Sulphur Springs Union School District; Series 2013 A, Ref. RB	4.13%	09/01/2033	20	20,676
Sunnyvale (City of), CA; Series 1998 A, Ref. COP (INS - AMBAC)(a)	5.00%	10/01/2022	10	10,036
Sutter & Butte (Counties of), CA Flood Agency;
Series 2013, RB	5.00%	10/01/2025	300	335,157
Series 2013, RB	5.00%	10/01/2026	415	463,406
Series 2013, RB	5.00%	10/01/2027	700	781,263
Series 2013, RB	5.00%	10/01/2028	1,465	1,633,475
Series 2013, RB	5.00%	10/01/2029	1,490	1,659,711
Tejon Ranch Public Facilities Finance Authority (Community Facilities District No. 2000-1 - Tejon Industrial Complex Public Improvements); Series 2012, Ref. RB	5.25%	09/01/2028	825	872,355
Tender Option Bond Trust; Series 2015-ZF0181, VRD RB(d)(f)	0.09%	05/01/2022	6,750	6,750,000
Tracy (City of), CA Community Facilities District No. 93-1 (I-205 Parcel GL-17);
Series 1996 A, RB	6.30%	09/01/2026	30	30,674
Series 2002, RB	6.25%	09/01/2032	25	25,074
Transbay Joint Powers Authority (Green Bonds); Series 2020 B, RB	2.40%	10/01/2049	3,635	3,647,759
Truckee (Town of), CA Donner Public Utility District (Community Facilities District No. 04-1); Series 2004, RB	5.80%	09/01/2035	30	26,287
Tustin (City of), CA Community Facilities District;
Series 2013, Ref. RB	5.00%	09/01/2024	420	465,402
Series 2013, Ref. RB	5.00%	09/01/2025	445	491,529
Series 2013, Ref. RB	5.00%	09/01/2026	470	518,885
Series 2013, Ref. RB	5.00%	09/01/2027	490	539,167
Series 2013, Ref. RB	5.00%	09/01/2028	515	564,419
Twentynine Palms (City of), CA Redevelopment Agency Successor Agency; Series 2011 A-4, RB(b)(c)	7.13%	09/01/2021	125	129,280
Ukiah (City of), CA Redevelopment Agency; Series 2011 A, RB(b)(c)	6.50%	06/01/2021	250	253,870

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                    Invesco Limited Term California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
University of California;
Series 2012 G, RB	5.00%	05/15/2024	$1,150	$ 1,215,619
Series 2012 G, RB	5.00%	05/15/2026	420	443,860
Series 2012 G, RB	5.00%	05/15/2027	320	338,138
Series 2021 BH, Ref. RB	4.00%	05/15/2041	8,000	9,604,000
Vacaville (City of), CA Redevelopment Agency Successor Agency; Series 2000 A, Ref. RB	6.00%	11/01/2024	125	125,673
Vallejo (City of), CA;
Series 2003 A, RB	6.00%	09/01/2026	30	30,404
Series 2003 A, RB	6.13%	09/01/2034	30	30,320
Vernon (City of), CA; Series 2012 A, RB	5.13%	08/01/2033	850	885,938
Victorville (City of), CA Redevelopment Agency; Series 2002 A, RB (INS - AGM)(a)	5.13%	12/01/2031	25	25,067
Vista Unified School District; Series 1998, COP (INS - AGM)(a)	5.13%	05/01/2023	5	5,038
Wasco (City of), CA Public Financing Authority; Series 1994, RB	7.50%	09/15/2023	5	5,015
West Hollywood (City of), CA Community Development Department (East Side Redevelopment);
Series 2011 A, RB	7.00%	09/01/2026	875	905,923
Series 2011 A, RB	7.25%	09/01/2031	1,000	1,035,000
Western Riverside Water & Wastewater Financing Authority;
Series 2013 A-1, Ref. RB	5.00%	09/01/2025	2,335	2,580,362
Series 2013 B, Ref. RB	5.00%	09/01/2025	1,150	1,153,323
Series 2013 B, Ref. RB	5.00%	09/01/2027	1,255	1,258,326
William S. Hart Union High School District (Community Facilities District No. 2005-1); Series 2013, Ref. RB	5.00%	09/01/2025	835	920,771
Yuba (County of), CA;
Series 2015, COP (INS - BAM)(a)	5.00%	02/01/2024	155	155,553
Series 2015, COP (INS - BAM)(a)	5.00%	02/01/2025	165	165,587
Series 2015, COP (INS - BAM)(a)	5.00%	02/01/2026	170	170,600
Series 2015, COP (INS - BAM)(a)	5.00%	02/01/2027	180	180,634
Series 2015, COP (INS - BAM)(a)	5.00%	02/01/2028	190	190,661
Series 2015, COP (INS - BAM)(a)	5.00%	02/01/2029	200	200,686
				677,466,773

Puerto Rico–4.38%
Children’s Trust Fund;
Series 2002, RB	5.38%	05/15/2033	9,119	9,174,991
Series 2002, RB	5.50%	05/15/2039	3,000	3,073,620
Puerto Rico (Commonwealth of);
Series 2003 C-7, Ref. GO Bonds (INS - NATL)(a)	6.00%	07/01/2027	370	381,159
Series 2006, Ref. GO Bonds(g)	5.00%	07/01/2022	200	172,250
Series 2009 A, Ref. GO Bonds(g)	5.63%	07/01/2031	560	487,200
Series 2011 E, Ref. GO Bonds(g)	6.00%	07/01/2029	2,000	1,732,500
Series 2011 E, Ref. GO Bonds(g)	5.38%	07/01/2030	100	84,375
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority; Series 2008 A, RB (INS - AGC)(a)	6.13%	07/01/2024	35	37,884
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2004 PP, Ref. RB (INS - NATL)(a)	5.00%	07/01/2022	175	176,304
Series 2004 PP, Ref. RB (INS - NATL)(a)	5.00%	07/01/2025	470	476,119
Series 2005 RR, RB (INS - NATL)(a)	5.00%	07/01/2023	3,690	3,735,276
Series 2005 RR, RB (INS - NATL)(a)	5.00%	07/01/2024	520	526,380
Series 2005 SS, Ref. RB (INS - NATL)(a)	5.00%	07/01/2024	100	101,227
Series 2005 SS, Ref. RB (INS - NATL)(a)	5.00%	07/01/2025	25	25,326
Series 2007 UU, Ref. RB (INS - AGM)(a)	5.00%	07/01/2024	455	470,329
Puerto Rico (Commonwealth of) Highway & Transportation Authority;
Series 2003 G, RB (INS - FGIC)(a)(i)	5.00%	07/01/2022	70	63,788
Series 2003, RB (INS - AGC)(a)	5.00%	07/01/2028	175	180,899
Series 2004 J, RB (INS - NATL)(a)	5.00%	07/01/2029	600	608,730
Series 2005 L, Ref. RB (INS - FGIC)(a)(i)	5.25%	07/01/2022	1,000	911,250
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority;
Series 2000, RB(e)	6.63%	06/01/2026	2,365	2,447,775
Series 2012, Ref. RB	5.00%	10/01/2021	50	50,943
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                    Invesco Limited Term California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Puerto Rico–(continued)
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Ana G. Mendez University System);
Series 2012, Ref. RB	5.00%	04/01/2021	$100	$100,329

Series 2012, Ref. RB	5.00%	04/01/2022	100	101,595

Puerto Rico (Commonwealth of) Municipal Finance Agency; Series 2002 A, RB (INS - AGM)(a)	4.75%	08/01/2022	40	40,448

Puerto Rico Public Finance Corp.;
Series 2011 B, RB(g)	6.00%	08/01/2024	600	9,000

Series 2011 B, RB(g)	6.00%	08/01/2025	1,400	21,000

Series 2011 B, RB(g)	6.00%	08/01/2026	3,300	49,500

Series 2011 B, RB(g)	5.50%	08/01/2031	1,750	26,250

Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB	4.50%	07/01/2034	4,057	4,427,850

Series 2018 A-1, RB	4.55%	07/01/2040	4	4,360

Series 2018 A-1, RB(h)	0.00%	07/01/2046	5	1,537

Series 2018 A-1, RB(h)	0.00%	07/01/2051	5	1,101

Series 2018 A-1, RB	4.75%	07/01/2053	4	4,366

Series 2018 A-1, RB	5.00%	07/01/2058	5	5,538

Series 2019 A-2, RB	4.54%	07/01/2053	46	49,571

Series 2019 A-2, RB	4.78%	07/01/2058	620	678,013

University of Puerto Rico;
Series 2006 P, Ref. RB (Acquired 06/02/2017; Cost $100,000) (INS - NATL)(a)(j)	5.00%	06/01/2024	100	101,227

Series 2006 P, Ref. RB (Acquired 01/27/2012-05/02/2013; Cost $313,591)(j)	5.00%	06/01/2024	315	310,275

Series 2006 Q, RB (Acquired 01/26/2012-10/10/2017; Cost $456,588)(j)	5.00%	06/01/2021	540	540,000

				31,390,285

Guam–0.14%
Guam (Territory of) Power Authority;
Series 2012 A, Ref. RB (INS - AGM)(a)	5.00%	10/01/2021	150	153,979

Series 2012 A, Ref. RB (INS - AGM)(a)	5.00%	10/01/2022	155	165,985

Series 2012 A, Ref. RB (INS - AGM)(a)	5.00%	10/01/2025	265	282,993

Series 2012 A, Ref. RB (INS - AGM)(a)	5.00%	10/01/2026	225	240,379

Series 2012 A, Ref. RB (INS - AGM)(a)	5.00%	10/01/2027	155	165,311

				1,008,647

Virgin Islands–0.10%
Virgin Islands (Government of) Public Finance Authority;
Series 2006, RB (INS - NATL)(a)	5.00%	10/01/2022	25	25,368

Series 2006, RB (INS - NATL)(a)	5.00%	10/01/2023	300	304,737

Series 2006, RB (INS - NATL)(a)	5.00%	10/01/2024	90	91,415

Series 2006, RB (INS - NATL)(a)	5.00%	10/01/2025	170	172,662

Series 2006, RB (INS - NATL)(a)	5.00%	10/01/2026	125	126,955

				721,137

TOTAL INVESTMENTS IN SECURITIES(k) –99.23% (Cost $694,789,417)				710,586,842

BORROWINGS–(0.42)%				(3,000,000)

OTHER ASSETS LESS LIABILITIES–1.19%				8,501,685

NET ASSETS–100.00%				$716,088,527

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                    Invesco Limited Term California Municipal Fund

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
BHAC	– Berkshire Hathaway Assurance Corp.
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
FGIC	– Financial Guaranty Insurance Company
FHLMC	– Federal Home Loan Mortgage Corp.
GO	– General Obligation
INS	– Insurer
NATL	– National Public Finance Guarantee Corp.
RB	– Revenue Bonds
Ref.	– Refunding
SGI	– Syncora Guarantee, Inc.
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on February 28, 2021.

(e)	Security subject to the alternative minimum tax.
(f)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2021 was $27,883,418, which represented 3.89% of the Fund’s Net Assets.

(g)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2021 was $5,832,075, which represented less than 1% of the Fund’s Net Assets.

(h)	Zero coupon bond issued at a discount.
(i)	The issuer is paying less than stated interest, but is not in default on principal because scheduled principal payments have not yet begun.
(j)	Restricted security. The aggregate value of these securities at February 28, 2021 was $951,502, which represented less than 1% of the Fund’s Net Assets.
(k)

This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percent

Build America Mutual Assurance Co.	5.86%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                    Invesco Limited Term California Municipal Fund

Statement of Assets and Liabilities

February 28, 2021

Assets:
Investments in securities, at value (Cost $694,789,417)	$710,586,842
Cash	38,526
Receivable for:
Investments sold	11,175,568
Fund shares sold	2,734,922
Interest	8,903,863
Investments matured, at value (Cost $1,253,742)	1,088,364
Investment for trustee deferred compensation and retirement plans	34,051
Other assets	229,076
Total assets	734,791,212

Liabilities:
Payable for:
Borrowings	3,000,000
Investments purchased	13,305,526
Dividends	592,274
Fund shares reacquired	1,450,001
Accrued fees to affiliates	220,759
Accrued interest expense	1,599
Accrued trustees’ and officers’ fees and benefits	10,457
Accrued other operating expenses	88,018
Trustee deferred compensation and retirement plans	34,051
Total liabilities	18,702,685
Net assets applicable to shares outstanding	$716,088,527

Net assets consist of:
Shares of beneficial interest	$753,600,144

Distributable earnings (loss)	(37,511,617)

$716,088,527

Net Assets:
Class A	$317,908,203

Class C	$46,761,029

Class Y	$340,627,536

Class R6	$10,791,759

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	95,165,039

Class C	14,067,391

Class Y	101,665,486

Class R6	3,234,137

Class A:
Net asset value per share	$3.34

Maximum offering price per share
(Net asset value of $3.34 ÷ 97.50%)	$3.43

Class C:
Net asset value and offering price per share	$3.32

Class Y:
Net asset value and offering price per share	$3.35

Class R6:
Net asset value and offering price per share	$3.34

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                    Invesco Limited Term California Municipal Fund

Statement of Operations

For the year ended February 28, 2021

Investment income:

Interest	$20,544,370

Expenses:
Advisory fees	2,652,595

Administrative services fees	93,222

Custodian fees	13,790

Distribution fees:
Class A	675,338

Class C	607,542

Interest, facilities and maintenance fees	414,986

Transfer agent fees – A, C and Y	459,941

Transfer agent fees – R6	1,153

Trustees’ and officers’ fees and benefits	24,975

Registration and filing fees	100,132

Reports to shareholders	38,786

Professional services fees	55,700

Other	17,774

Total expenses	5,155,934

Less: Expenses reimbursed and/or expense offset arrangement(s)	(903)

Net expenses	5,155,031

Net investment income	15,389,339

Realized and unrealized gain (loss) from:
Net realized gain from unaffiliated investment securities	3,724,612

Change in net unrealized appreciation (depreciation) of unaffiliated investment securities	(18,644,725)

Net realized and unrealized gain (loss)	(14,920,113)

Net increase in net assets resulting from operations	$469,226

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                    Invesco Limited Term California Municipal Fund

Statement of Changes in Net Assets

For the year ended February 28, 2021, period ended February 29, 2020, and the year ended July 31, 2019

	Year Ended February 28, 2021	Seven Months Ended February 29, 2020	Year Ended July 31, 2019

Operations:
Net investment income	$ 15,389,339	$ 8,937,947	$13,506,295

Net realized gain (loss)	3,724,612	106,923	(16,520,820)

Change in net unrealized appreciation (depreciation)	(18,644,725)	16,170,830	40,907,799

Net increase in net assets resulting from operations	469,226	25,215,700	37,893,274

Distributions to shareholders from distributable earnings:
Class A	(6,654,547)	(3,430,588)	(4,734,729)

Class C	(1,051,608)	(752,219)	(1,566,741)

Class Y	(8,053,063)	(4,339,342)	(5,846,566)

Class R6	(305,174)	(12,092)	(766)

Total distributions from distributable earnings	(16,064,392)	(8,534,241)	(12,148,802)

Share transactions–net:
Class A	68,792,907	27,999,307	28,410,581

Class C	(25,611,681)	(4,765,696)	(22,393,231)

Class Y	49,816,520	38,546,392	60,255,736

Class R6	1,891,096	8,790,878	164,630

Net increase in net assets resulting from share transactions	94,888,842	70,570,881	66,437,716

Net increase in net assets	79,293,676	87,252,340	92,182,188

Net assets:
Beginning of year	636,794,851	549,542,511	457,360,323

End of year	$716,088,527	$636,794,851	$549,542,511

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                    Invesco Limited Term California Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/21	$3.42	$0.08	$(0.08)	$0.00	$(0.08)	$3.34	0.09%	$317,908	0.85	%(d)	0.85	%(d)	0.79	%(d)	2.35	%(d)	27%
Seven months ended 02/29/20	3.32	0.05	0.10	0.15	(0.05)	3.42	4.51	255,461	0.84	(e)	0.84	(e)	0.78	(e)	2.60	(e)	13
Year ended 07/31/19	3.16	0.09	0.15	0.24	(0.08)	3.32	7.69	220,719	0.94		0.95		0.82		2.75		36
Year ended 07/31/18	3.15	0.09	0.01	0.10	(0.09)	3.16	3.19	182,533	0.98		0.98		0.85		2.79		20
Year ended 07/31/17	3.29	0.10	(0.13)	(0.03)	(0.11)	3.15	(0.81)	239,256	0.91		0.91		0.81		3.25		21
Year ended 07/31/16	3.20	0.11	0.10	0.21	(0.12)	3.29	6.52	253,173	0.95		0.95		0.81		3.54		13
Class C
Year ended 02/28/21	3.40	0.05	(0.07)	(0.02)	(0.06)	3.32	(0.65)	46,761	1.60	(d)	1.60	(d)	1.54	(d)	1.60	(d)	27
Seven months ended 02/29/20	3.31	0.04	0.08	0.12	(0.03)	3.40	3.76	74,037	1.59	(e)	1.59	(e)	1.53	(e)	1.84	(e)	13
Year ended 07/31/19	3.15	0.06	0.16	0.22	(0.06)	3.31	6.91	76,761	1.70		1.71		1.58		1.99		36
Year ended 07/31/18	3.14	0.06	0.01	0.07	(0.06)	3.15	2.43	94,579	1.73		1.73		1.60		2.03		20
Year ended 07/31/17	3.28	0.08	(0.13)	(0.05)	(0.09)	3.14	(1.56)	122,816	1.67		1.67		1.57		2.50		21
Year ended 07/31/16	3.19	0.09	0.09	0.18	(0.09)	3.28	5.76	137,410	1.70		1.70		1.56		2.79		13
Class Y
Year ended 02/28/21	3.43	0.09	(0.08)	0.01	(0.09)	3.35	0.35	340,628	0.60	(d)	0.60	(d)	0.54	(d)	2.60	(d)	27
Seven months ended 02/29/20	3.33	0.06	0.09	0.15	(0.05)	3.43	4.64	298,245	0.59	(e)	0.59	(e)	0.53	(e)	2.84	(e)	13
Year ended 07/31/19	3.17	0.10	0.15	0.25	(0.09)	3.33	7.93	251,897	0.70		0.71		0.58		2.99		36
Year ended 07/31/18	3.16	0.09	0.02	0.11	(0.10)	3.17	3.43	180,248	0.73		0.73		0.60		3.03		20
Year ended 07/31/17	3.30	0.11	(0.13)	(0.02)	(0.12)	3.16	(0.57)	192,683	0.67		0.67		0.57		3.43		21
Year ended 07/31/16	3.21	0.12	0.09	0.21	(0.12)	3.30	6.76	146,620	0.71		0.71		0.57		3.78		13
Class R6
Year ended 02/28/21	3.41	0.09	(0.07)	0.02	(0.09)	3.34	0.70	10,792	0.53	(d)	0.54	(d)	0.47	(d)	2.67	(d)	27
Seven months ended 02/29/20	3.32	0.05	0.09	0.14	(0.05)	3.41	4.38	9,052	0.50	(e)	0.56	(e)	0.50	(e)	2.94	(e)	13
Period ended 07/31/19(f)	3.29	0.02	0.03	0.05	(0.02)	3.32	1.44	166	0.60	(e)	0.65	(e)	0.52		3.09	(e)	36

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $271,748, $60,754, $299,106 and $11,096 for Class A, Class C, Class Y and Class R6 shares, respectively.
(e)	Annualized.
(f)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                    Invesco Limited Term California Municipal Fund

Notes to Financial Statements

February 28, 2021

NOTE 1–Significant Accounting Policies

Invesco Limited Term California Municipal Fund, formerly Invesco Oppenheimer Rochester® Limited Term California Municipal Fund, (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek tax-free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to

25                    Invesco Limited Term California Municipal Fund

shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.

Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

There is a possibility that the credit rating of a municipal security may be downgraded after purchase, which may occur quickly and without advanced warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.

The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

First $ 100 million	0.500%

Next $150 million	0.450%

Next $1.75 billion	0.400%

Over $2 billion	0.390%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended February 28, 2021, the effective advisory fee rate incurred by the Fund was 0.41%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

The Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6

26                    Invesco Limited Term California Municipal Fund

shares to 0.81%, 1.57%, 0.57% and 0.47%, respectively, of the Fund’s average daily net assets (the “expense limits”). Effective June 1, 2021 through at least June 30, 2021, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 1.50%, 2.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

For the year ended February 28, 2021, the Adviser reimbursed class level expenses of $746 of Class R6 shares.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2021, IDI advised the Fund that IDI retained $14,924 in front-end sales commissions from the sale of Class A shares and $15,602 and $2,912 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2021, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $157.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances and Borrowings

Effective February 25, 2021, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $1.0 billion, collectively by certain Funds, and which will expire on February 24, 2022. Prior to

27                    Invesco Limited Term California Municipal Fund

February 25, 2021, the revolving credit and security agreement permitted borrowings up to $2.5 billion. The revolving credit and security agreement is secured by the assets of the Fund.

During the year ended February 28, 2021, the average daily balance of borrowing under the revolving credit and security agreement was $5,046,301 with a weighted interest rate of 1.26%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended February 28, 2021, Period Ended February 29, 2020 and the Year Ended July 31, 2019:
	Year Ended February 28, 2021	Seven months Ended February 29, 2020	Year Ended July 31, 2019

Ordinary income*	$ 444,235	$ 487,280	$59,836

Ordinary income-tax-exempt	15,620,157	8,046,961	12,088,966

Total distributions	$16,064,392	$8,534,241	$12,148,802

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2021

Undistributed tax-exempt income	$4,604,096

Net unrealized appreciation – investments	14,968,525

Temporary book/tax differences	(37,350)

Capital loss carryforward	(57,046,888)

Shares of beneficial interest	753,600,144

Total net assets	$716,088,527

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to interest accrual on defaulted bonds and amortization adjustments outstanding defaulted bond accrual.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2021, as follows:

	Capital Loss Carryforward*

Expiration		Short-Term	Long-Term	Total

Not subject to expiration		$17,630,722	$39,416,166	$57,046,888

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2021 was $273,460,219 and $174,732,490, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$27,493,413

Aggregate unrealized (depreciation) of investments	(12,524,888)

Net unrealized appreciation of investments	$14,968,525

Cost of investments for tax purposes is $696,706,681.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of market discount and amortization adjustments, on February 28, 2021, undistributed net investment income was decreased by $20,946 and undistributed net realized gain (loss) was increased by $20,946. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

28                    Invesco Limited Term California Municipal Fund

NOTE 10–Share Information

	Summary of Share Activity

	Year ended February 28, 2021(a)		Seven months ended February 29, 2020		Year ended July 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	31,450,242	$104,839,023	14,461,114	$48,460,961	19,934,970	$64,737,195

Class C	2,817,482	9,246,225	2,363,634	7,877,021	3,311,988	10,619,660

Class Y	48,087,172	159,931,411	22,886,707	77,022,683	34,589,393	111,574,259

Class R6(b)	1,301,950	4,304,465	2,600,520	8,785,555	50,014	165,015

Issued as reinvestment of dividends:
Class A	1,178,208	3,901,379	900,373	3,023,110	1,245,311	4,021,539

Class C	215,343	706,895	172,506	576,478	370,885	1,190,862

Class Y	1,494,390	4,962,282	1,142,878	3,848,743	1,544,428	5,007,152

Class R6	85,314	282,752	2,682	9,056	185	615

Automatic conversion of Class C shares to Class A shares:
Class A	6,968,014	23,345,715	1,363,818	4,561,001	-	-

Class C	(6,999,030)	(23,345,715)	(1,368,467)	(4,561,001)	-	-

Reacquired:
Class A	(19,201,310)	(63,293,210)	(8,362,783)	(28,045,765)	(12,543,890)	(40,348,153)

Class C	(3,733,413)	(12,219,086)	(2,596,951)	(8,658,194)	(10,544,696)	(34,203,753)

Class Y	(34,950,813)	(115,077,173)	(12,569,245)	(42,325,034)	(17,447,258)	(56,325,675)

Class R6	(805,119)	(2,696,121)	(1,106)	(3,733)	(303)	(1,000)

Net increase in share activity	27,908,430	$94,888,842	20,995,680	$70,570,881	20,511,027	$66,437,716

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 62% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Commencement date after the close of business on May 24, 2019.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

29                    Invesco Limited Term California Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Limited Term California Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Limited Term California Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for the year ended February 28, 2021, the seven months ended February 29, 2020 and the year ended July 31, 2019, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for the year ended February 28, 2021, the seven months ended February 29, 2020 and the year ended July 31, 2019, and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For the year ended February 28, 2021, the seven months ended February 29, 2020 and the year ended July 31, 2019 for Class A, Class C and Class Y For the year ended February 28, 2021, the seven months ended February 29, 2020 and the period May 24, 2019 (commencement of operations) through July 31, 2019 for Class R6

The financial statements of Invesco Limited Term California Municipal Fund (formerly known as Oppenheimer Rochester® Limited Term California Municipal Fund) as of and for the year ended July 31, 2018 and the financial highlights for each of the periods ended on or prior to July 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 27, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

30                    Invesco Limited Term California Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2020 through February 28, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (09/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/21)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/21)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,011.60	$4.19	$1,020.63	$4.21	0.84%
Class C	1,000.00	1,008.00	7.92	1,016.91	7.95	1.59
Class Y	1,000.00	1,012.80	2.94	1,021.87	2.96	0.59
Class R6	1,000.00	1,016.30	2.55	1,022.27	2.56	0.51

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2020 through February 28, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

31                    Invesco Limited Term California Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2021:

Federal and State Income Tax
Corporate Dividends Received Deduction*	0.00%
Qualified Dividend Income*	0.00%
Qualified Business Income*	0.00%
U.S. Treasury Obligations*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	97.27%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

32                    Invesco Limited Term California Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			191	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                    Invesco Limited Term California Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	191	enaible, Inc. (artificial intelligence technology); Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	191	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	191	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	191	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization);Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	191	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2                    Invesco Limited Term California Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			191	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	191	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	191	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization) Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			191	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	191	Elucida Oncology (nanotechnology & medical particles company);

T-3                    Invesco Limited Term California Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board member of Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest and Andrews and Kurth	191	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	191	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	191	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	191	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4                    Invesco Limited Term California Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

T-5                    Invesco Limited Term California Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-6                    Invesco Limited Term California Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7                    Invesco Limited Term California Municipal Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242	Invesco Distributors, Inc.	O-ROLTCAM-AR-1

Annual Report to Shareholders	February 28, 2021

Invesco Limited Term Municipal Income Fund Nasdaq: A: ATFAX ∎ A2: AITFX ∎ C: ATFCX ∎ Y: ATFYX ∎ R5: ATFIX ∎ R6: ATFSX

Management’s Discussion of Fund Performance

Performance summary

For the year ended February 28, 2021, Class A shares of Invesco Limited Term Municipal Income Fund (the Fund), at net asset value (NAV), outperformed the S&P Municipal Bond Investment Grade Short Intermediate Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 2/29/20 to 2/28/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.75%
Class A2 Shares	2.00
Class C Shares	0.99
Class Y Shares	2.00
Class R5 Shares	2.14
Class R6 Shares	2.08
S&P Municipal Bond Index▼ (Broad Market Index)	1.22
S&P Municipal Bond Investment Grade Short Intermediate Index▼ (Style-Specific Index)	1.56
Lipper Short-Intermediate Municipal Debt Funds Index∎ (Peer Group Index)	1.69

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

The broad municipal bond market experienced positive returns for the seventh consecutive year in 2020, even despite the unexpected twist of the coronavirus (COVID-19) global pandemic that pierced the markets and forced society to navigate unchartered waters in March 2020.

    Investment-grade municipal bonds returned 1.06%, high-yield municipal bonds returned 1.27% and taxable municipal bonds returned 0.43% during the year.1

    The year began with an unexpected major market shift as the global spread of COVID-19 ignited macroeconomic concerns. Significant equity market sell-offs incited a flight to quality that caused a strong municipal rally in February 2020. In March, however, a flight to cash caused extreme volatility and price declines across the municipal market.

    Municipal funds averaged about $10 billion per week in outflows during March.2 Total fund outflows were $21 billion for the first quarter of 2020, with the majority in the high-yield segment.2 High-yield municipal funds generally hold anywhere from 30% to 60% of their portfolios in investment-grade securities. As a result, funds had been selling both high-yield and investment-grade securities into a distressed market to meet shareholder redemptions. This led to price declines across the municipal universe.

    Continued uncertainty regarding COVID-19 and its economic effects caused other major dislocations in the marketplace, including US Treasuries. Near the end of March, 10-year AAA-rated† municipals traded at yields that were roughly 370% of the yield on comparable maturity US Treasuries, well above the historical norm of approximately 90%.3

    The Coronavirus Aid, Relief, and Economic Security Act (CARES Act), enacted at the end of March, gave the US Federal Reserve (the Fed) the ability to invest in programs or facilities established by the Fed which included the Municipal Liquidity Facility (MLF). The CARES Act also provided $150 billion for state and local governments and established the Disaster Relief Fund.

    The Fed cut the federal funds rate twice in 2020 during unscheduled emergency meetings in March in response to COVID-19, consisting of a half of a percentage and whole percentage point leaving the target range 0.00% to 0.25%.4

    Investors continued to sell municipal bonds in April amid disruption from the COVID-19 pandemic. However, May and June saw performance improve despite ongoing market turmoil. As April began, many states maintained quarantines with indeterminate timelines for closures of non-essential businesses.

    Throughout the summer months, the municipal market began to rebound with gains that erased the earlier 2020 losses. The municipal market continued to benefit from federal support from the MLF which enabled two issuers per state, city, or county to use proceeds from the sale of notes to service their debt payments. While only two issuers accessed the MLF, the State of Illinois and the Metropolitan Transportation Authority, just the availability of the program provided a psychological safety net for the market.

    The COVID-19 pandemic continued into fall and winter, most states saw cases rise amid colder weather and holiday gatherings, which led to renewed restrictions on non-essential businesses and had a negative effect on the economy. Attention moved to the US Presidential election and medical advancements toward a vaccine.

    The election of Joe Biden and Kamala Harris, aligned with a Democrat-controlled Congress, could benefit municipal bonds given their stated support for numerous initiatives, including a larger stimulus bill and an infrastructure package, as well as health care and tax reform. A highly demanded second stimulus package was signed at the end of the year. The $900 billion Omnibus Spending and COVID Relief Deal included funding for small businesses, the unemployed, and health care workers.

    In December, several pharmaceutical companies reported long-awaited breakthroughs and a vaccine with 95% effectiveness was approved for widespread distribution, significantly improving both investor and public sentiment.

    New issuance totaled $465 billion for the year, up 3% from the previous year’s $449 billion. Taxable municipals played a significant role in this increase in 2020, having 43% of new issuance.5 This uptick is a result of recent changes in tax laws. Municipalities are no longer able to refinance existing debt with new tax-exempt debt, thus an uptrend in taxable municipal issuance.

    Municipal credits have a long history of low default rates as many provide essential services to all Americans. Most municipal issuers were in strong financial shape heading into the COVID-19 pandemic. Despite speculation, a flurry of downgrades has not yet occurred, mainly because most issuers have a rainy-day fund or cash on hand for difficult times. Though there could be small, isolated pockets of defaults in the future, we believe the vast majority of municipal bonds will stay current on principal and interest, as history has shown.

    At the close of the year, the House passed the $1.9 trillion American Rescue Plan Act of 2021. Subsequent to year end, on March 11, 2021, this bill was signed into law. The US Food and Drug Administration issued an emergency use authorization for a third vaccine. February also brought $34 billion in supply, higher than the average supply for the last five years for the month.

    During the year, an overweight exposure among industrial development revenue/ pollution control revenue bonds contributed to relative return over the period. Security selection and overweight exposure to A and BBB-rated† bonds specifically added to relative performance. On a state level, overweight exposure to bonds domiciled in Illinois and Tennessee contributed to relative performance.

    Underweight exposure to state general obligation bonds was detractive from relative return over the period. Underweight exposure to AAA and AA-rated† bonds detracted from relative performance. On a state level, underweight exposure to bonds domiciled in California and Texas detracted from relative performance.

2                    Invesco Limited Term Municipal Income Fund

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of some of the Fund’s investments.

    Thank you for investing in Invesco Limited Term Municipal Income Fund and for sharing our long-term investment horizon.

1 Source: Bloomberg Barclays

2 Source: Strategic Insight

3 Source: US Department of the Treasury

4 Source: US Federal Reserve

5 Source: The Bond Buyer

† A credit rating is an assessment provided by a NRSRO of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

Portfolio manager(s):

John Connelly

Joshua Cooney

Tim O’Reilly

Mark Paris

James Phillips

Charles Pulire

John Schorle

Rebecca Setcavage

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3                    Invesco Limited Term Municipal Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/11

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

The S&P Municipal Bond Investment Grade Short Intermediate Index is not shown on the chart as the index does not have 10 years of performance history.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                    Invesco Limited Term Municipal Income Fund

Average Annual Total Returns
As of 2/28/21, including maximum applicable sales charges

Class A Shares
Inception (10/31/02)	2.94%
10 Years	2.52
5 Years	1.31
1 Year	-0.83

Class A2 Shares
Inception (5/11/87)	4.60%
10 Years	2.95
5 Years	1.87
1 Year	0.96

Class C Shares
10 Years	2.02%
5 Years	1.09
1 Year	-0.01

Class Y Shares
Inception (10/3/08)	3.69%
10 Years	3.05
5 Years	2.10
1 Year	2.00

Class R5 Shares
Inception (7/30/04)	3.39%
10 Years	3.06
5 Years	2.11
1 Year	2.14

Class R6 Shares
10 Years	2.92%
5 Years	2.09
1 Year	2.08

Class C shares incepted on June 28, 2013. Performance shown prior to that date is that of Class A2 shares at net asset value, restated to reflect the higher 12b-1 fees applicable to Class C shares.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum applicable sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 2.50% sales charge. Class A2 share performance reflects the maximum 1% sales charge. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5                    Invesco Limited Term Municipal Income Fund

Supplemental Information

Invesco Limited Term Municipal Income Fund’s objective is federal tax-exempt current income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
∎	The S&P Municipal Bond Investment Grade Short Intermediate Index is an unmanaged index considered representative of investment-grade US municipal bonds with maturities between one and eight years.
∎	The Lipper Short-Intermediate Municipal Debt Funds Index is an unmanaged index considered representative of short-intermediate municipal debt funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6                    Invesco Limited Term Municipal Income Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments
Revenue Bonds	58.6%
Other	26.1
General Obligation Bonds	12.1
Pre-Refunded Bonds	3.2

Top Five Debt Holdings

		% of total net assets
1.	Gulf Coast Industrial Development Authority (ExxonMobil), Series 2012, VRD RB	2.3%
2.	New York (City of), NY Municipal Water Finance Authority, Subseries 2012 A-1, VRD RB	2.2
3.	Charlotte-Mecklenburg Hospital Authority (The) (Carolinas Health Care Systems), Series 2007 C, Ref. VRD RB	1.6
4.	Tennessee Energy Acquisition Corp., Series 2006 A, RB	1.6
5.	Metropolitan Transportation Authority, Subseries 2005 D-2, VRD RB	1.5

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2021.

7                    Invesco Limited Term Municipal Income Fund

Schedule of Investments

February 28, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–98.42%
Alabama–1.75%
Black Belt Energy Gas District (The); Series 2016 A, RB(a)	4.00%	06/01/2021	$5,000	$ 5,038,000
Black Belt Energy Gas District (The) (No. 4); Series 2019 A-1, RB(a)	4.00%	12/01/2025	28,000	31,827,880
Selma (City of), AL Industrial Development Board (International Paper Co.); Series 2019, Ref. RB(a)	2.00%	10/01/2024	2,000	2,085,980
Southeast Alabama Gas Supply District (The) (No. 1);
Series 2018 B, RB (67% of 1 mo. USD LIBOR + 0.90%)(a)(b)	0.98%	04/01/2024	8,625	8,694,431
Series 2018 C, RB (SIFMA Municipal Swap Index + 0.65%)(a)(b)	0.68%	04/01/2024	2,875	2,879,600
				50,525,891

Alaska–0.29%
Alaska (State of) Municipal Bond Bank Authority; Series 2016-3, Ref. RB	5.00%	12/01/2025	4,635	5,511,386
North Slope (Borough of), AK;
Series 2018 A, GO Bonds	5.00%	06/30/2021	1,000	1,015,550
Series 2018 A, GO Bonds	5.00%	06/30/2022	1,710	1,736,471
				8,263,407

Arizona–3.91%
Arizona (State of);
Series 2019, Ref. RB	5.00%	07/01/2026	10,000	12,225,000
Series 2019, Ref. RB	5.00%	07/01/2027	10,500	13,155,765
Arizona (State of) Health Facilities Authority (Banner Health);
Series 2015 B, VRD RB (LOC -BK Tokyo-Mitsubishi UFJ)(c)(d)	0.02%	01/01/2046	24,550	24,550,000
Series 2015 C, Ref. VRD RB (LOC-Bank Of America, N.A.)(c)(d)	0.01%	01/01/2046	10,250	10,250,000
Arizona (State of) Industrial Development Authority; Series 2019 A-2, RB	3.63%	05/20/2033	15,639	16,954,560
Arizona (State of) Industrial Development Authority (Great Laked Senior Living Community);
Series 2019 A, RB	5.00%	01/01/2023	550	556,484
Series 2019 A, RB	5.00%	01/01/2024	555	564,180
Series 2019 A, RB	5.00%	01/01/2025	605	616,991
Series 2019 A, RB	5.00%	01/01/2026	735	750,751
Series 2019 A, RB	5.00%	01/01/2027	800	816,152
Series 2019 B, RB	5.00%	01/01/2043	2,520	1,978,906
Arizona (State of) Water Infrastructure Finance Authority; Series 2014 A, Ref. RB	5.00%	10/01/2024	5,000	5,806,950
La Paz (County of), AZ Industrial Development Authority (Charter School Solutions- Harmony Public Schools); Series 2016 A, RB(e)	5.00%	02/15/2026	1,150	1,273,027
Maricopa (County of), AZ Industrial Development Authority (Banner Health); Series 2017 C, RB(a)	5.00%	10/18/2024	7,500	8,680,275
Maricopa (County of), AZ Special Health Care District;
Series 2018 C, GO Bonds	5.00%	07/01/2024	2,000	2,281,280
Series 2018 C, GO Bonds	5.00%	07/01/2025	2,475	2,907,531
Phoenix Civic Improvement Corp.;
Series 2014 B, Ref. RB	5.00%	07/01/2027	2,450	2,818,210
Series 2017 D, Ref. RB	5.00%	07/01/2024	5,080	5,827,065
Pima (County of), AZ Industrial Development Authority (Tuscon Country Day School); Series 2007, Ref. RB	5.00%	06/01/2037	750	750,030
				112,763,157

California–4.21%
Bay Area Toll Authority (San Francisco Bay Area); Series 2017 D, Ref. RB (70% of 3 mo. USD LIBOR + 0.55%)(a)(b)	0.72%	04/01/2021	1,000	1,000,250
California (State of);
Series 2003 A-2, VRD GO Bonds (LOC - Bank Of Montreal)(c)(d)	0.01%	05/01/2033	500	500,000
Series 2013 E, GO Bonds (SIFMA Municipal Swap Index + 0.43%)(a)(b)	0.46%	12/01/2023	7,000	7,002,310
Series 2016 B, GO Bonds (70% of 1 mo. USD LIBOR + 0.76%)(a)(b)	0.84%	12/01/2021	10,000	10,012,000
California (State of) Health Facilities Financing Authority (Providence St. Joseph Health System); Series 2016 B-2, Ref. RB(a)	4.00%	10/01/2024	5,000	5,633,350
California (State of) Infrastructure & Economic Development Bank; Series 2019, Ref. RB(a)	1.75%	08/01/2026	5,240	5,312,574
California (State of) Municipal Finance Authority (American Heritage Education Foundation); Series 2016 A, Ref. RB	4.00%	06/01/2026	1,725	1,825,102

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                    Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Municipal Finance Authority (Humangood Obligation Group);
Series 2019 A, Ref. RB	4.00%	10/01/2028	$750	$ 859,965
Series 2019 A, Ref. RB	4.00%	10/01/2029	1,000	1,142,560
California (State of) Municipal Finance Authority (UCR North District Phase 1 Student Housing);
Series 2019, RB (INS - BAM)(f)	5.00%	05/15/2024	350	396,701
Series 2019, RB (INS - BAM)(f)	5.00%	05/15/2025	500	583,985
California Infrastructure & Economic Development Bank (California Academy of Sciences); Series 2018 C, Ref. RB (70% of 1 mo. USD LIBOR +0.38%)(a)(b)	0.46%	08/01/2021	5,000	4,999,850
Corona-Norco Unified School District (Election of 2006); Series 2009 C, GO Bonds (INS - AGM)(f)(g)	0.00%	08/01/2021	1,500	1,497,960
Golden State Tobacco Securitization Corp.;
Series 2017 A-1, Ref. RB	5.00%	06/01/2024	6,500	7,415,850
Series 2017 A-1, Ref. RB	5.00%	06/01/2025	10,000	11,763,800
Series 2017 A-1, Ref. RB	5.00%	06/01/2028	11,765	14,434,008
Grossmont-Cuyamaca Community College District (Election of 2002); Series 2008 C, GO Bonds (INS - AGC)(f)(g)	0.00%	08/01/2025	3,000	2,880,060
Los Angeles (City of), CA Harbor Department; Series 2009 C, Ref. RB	5.00%	08/01/2021	2,000	2,039,020
Madera Unified School District; Series 2018, COP (INS - BAM)(f)	5.00%	09/01/2034	500	501,250
Mizuho Floater/Residual Trust; Series 2020, VRD RB(c)(e)	0.23%	10/01/2036	18,758	18,758,000
Rowland Unified School District (Election of 2006); Series 2009 B, GO Bonds(g)	0.00%	08/01/2023	1,300	1,283,178
Sacramento (County of), CA;
Series 2018 B, Ref. RB(h)	5.00%	07/01/2022	750	797,392
Series 2018 B, Ref. RB	5.00%	07/01/2023	1,000	1,105,590
San Diego Association of Governments (Mid-Coast Corridor Transit) (Green Bonds); Series 2019 A, RB	5.00%	11/15/2025	3,000	3,496,170
Southern California Tobacco Securitization Authority (San Diego County Asset Securitization Corp.);
Series 2019, Ref. RB	5.00%	06/01/2027	1,500	1,866,630
Series 2019, Ref. RB	5.00%	06/01/2028	1,500	1,904,850
Torrance Unified School District (Election of 2008-Measure Z);
Series 2009 B-1, GO Bonds(g)	0.00%	08/01/2022	1,900	1,890,595
Series 2009 B-1, GO Bonds(g)	0.00%	08/01/2023	2,000	1,974,120
Tustin Unified School District (Community Facilities District No. 88-1);
Series 2015, Ref. RB (INS - BAM)(f)	5.00%	09/01/2022	1,500	1,602,900
Series 2015, Ref. RB (INS - BAM)(f)	5.00%	09/01/2023	1,000	1,111,290
Tustin Unified School District (Community Facilities District No. 97-1);
Series 2015 A, Ref. RB	5.00%	09/01/2022	1,000	1,062,690
Series 2015 A, Ref. RB	5.00%	09/01/2023	650	722,683
Series 2015 A, Ref. RB	5.00%	09/01/2024	1,500	1,719,630
University of California; Series 2013 AL-2, Ref. VRD RB(c)	0.01%	05/15/2048	1,000	1,000,000
West Contra Costa Unified School District (Election of 2005); Series 2008 B, GO Bonds	6.00%	08/01/2027	1,000	1,304,470
				121,400,783

Colorado–1.69%
Arkansas (State of) River Power Authority;
Series 2006, RB(h)	5.88%	10/01/2021	1,045	1,078,638
Series 2006, RB(h)	5.88%	10/01/2026	3,500	4,094,090
Colorado (State of); Series 2018 A, COP	5.00%	12/15/2023	2,000	2,253,340
Colorado (State of) Health Facilities Authority (Adventhealth Obligated); Series 2019, Ref. RB(a)	5.00%	11/19/2026	8,500	10,526,145
Colorado (State of) Health Facilities Authority (Adventist Health System/Sunbelt Obligated Group); Series 2018 B, RB(a)	5.00%	11/20/2025	4,600	5,521,472
Colorado (State of) Health Facilities Authority (Commonspirit Health); Series 2019 B-1, Ref. RB(a)	5.00%	08/01/2025	7,500	8,616,150
Colorado Springs (City of), CO; Series 2018 A-1, Ref. RB	5.00%	11/15/2023	2,990	3,369,491
Denver (City & County of), CO; Series 2012 B, RB	5.00%	11/15/2025	2,000	2,165,180
E-470 Public Highway Authority;
Series 2017 B, Ref. RB (67% of 1 mo. USD LIBOR + 1.05%)(a)(b)	1.13%	09/01/2021	2,000	2,000,660
Series 2019, Ref. RB (67% of 1 mo. USD LIBOR + 0.42%)(a)(b)	0.50%	09/01/2021	1,500	1,500,045
Prairie Center Metropolitan District No. 7; Series 2020, GO Bonds	4.13%	12/15/2036	925	981,231
Public Authority for Colorado Energy;
Series 2008, RB	6.13%	11/15/2023	1,015	1,105,477
Series 2008, RB	6.25%	11/15/2028	2,000	2,495,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                    Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Vauxmont Metropolitan District;
Series 2019, Ref. GO Bonds (INS - AGM)(f)	5.00%	12/15/2027	$130	$ 150,960
Series 2019, Ref. GO Bonds (INS - AGM)(f)	5.00%	12/15/2028	125	144,531
Series 2019, Ref. GO Bonds (INS - AGM)(f)	5.00%	12/15/2029	125	143,889
Series 2019, Ref. GO Bonds (INS - AGM)(f)	5.00%	12/15/2030	125	143,489
Series 2020, Ref. GO Bonds (INS - AGM)(f)	5.00%	12/01/2026	385	463,956
Series 2020, Ref. GO Bonds (INS - AGM)(f)	5.00%	12/01/2027	400	491,796
Series 2020, Ref. GO Bonds (INS - AGM)(f)	5.00%	12/01/2028	415	519,352
Series 2020, Ref. GO Bonds (INS - AGM)(f)	5.00%	12/01/2029	420	533,375
Series 2020, Ref. GO Bonds (INS - AGM)(f)	5.00%	12/01/2030	435	549,113
				48,848,280

Connecticut–1.10%
Connecticut (State of);
Series 2013 A, GO Bonds (SIFMA Municipal Swap Index + 0.85%)(b)	0.88%	03/01/2022	5,000	5,022,250
Series 2018 C, GO Bonds	5.00%	06/15/2022	1,350	1,433,363
Series 2018 C, GO Bonds	4.00%	06/15/2024	7,035	7,833,261
Connecticut (State of) (Transportation Infrastructure);
Series 2018, RB	5.00%	01/01/2023	9,000	9,768,150
Series 2018, RB	5.00%	01/01/2027	3,000	3,699,720
Connecticut (State of) Health & Educational Facility Authority (Sacred Heart University); Series 2012 H, Ref. RB(h)	4.00%	07/01/2022	2,590	2,723,204
New Haven (City of), CT; Series 2018 A, GO Bonds	5.00%	08/01/2025	1,160	1,333,478
				31,813,426

District of Columbia–0.54%
District of Columbia (Georgetown University);
Series 2011, RB(a)(h)	5.00%	04/01/2021	2,055	2,062,994
Series 2017, Ref. RB(h)	5.00%	04/01/2023	1,000	1,095,870
Series 2017, Ref. RB(h)	5.00%	04/01/2024	1,500	1,705,590
Metropolitan Washington Airports Authority;
Series 2019 B, Ref. RB	5.00%	10/01/2026	5,000	6,138,950
Subseries 2010 C-2, Ref. VRD RB (LOC - Sumitomo Mitsui Banking Corp.)(c)(d)	0.02%	10/01/2039	4,620	4,620,000
				15,623,404

Florida–2.66%
Alachua (County of), FL Health Facilities Authority (Shands Teaching Hospital & Clinics);
Series 2019, Ref. RB	5.00%	12/01/2021	500	517,025
Series 2019, Ref. RB	5.00%	12/01/2022	600	647,346
Brevard County School District; Series 2013 A, Ref. COP	5.00%	07/01/2024	2,000	2,207,240
Broward (County of), FL; Series 2012 B, Ref. RB	5.00%	10/01/2023	3,555	3,820,416
Broward (County of), FL School Board; Series 2017 C, Ref. COP	5.00%	07/01/2025	5,000	5,904,150
Citizens Property Insurance Corp.;
Series 2012 A-1, RB	5.00%	06/01/2022	8,000	8,477,040
Series 2015 A-1, RB	5.00%	06/01/2025	6,000	6,985,800
Florida (State of) (Department of Transportation); Series 2016 A, Ref. GO Bonds	5.00%	07/01/2025	2,610	3,120,177
Florida (State of) (State Board of Education); Series 2011 D, Ref. GO Bonds(a)(h)	5.00%	06/01/2021	10,000	10,120,600
Florida (State of) Higher Educational Facilities Financial Authority (Florida Institute of Technology);
Series 2019, RB	5.00%	10/01/2021	450	460,471
Series 2019, RB	5.00%	10/01/2022	495	525,403
Series 2019, RB	5.00%	10/01/2024	350	395,157
Series 2019, RB	5.00%	10/01/2025	475	550,378
Florida (State of) Mid-Bay Bridge Authority;
Series 2015 A, Ref. RB	5.00%	10/01/2022	2,485	2,648,165
Series 2015 A, Ref. RB	5.00%	10/01/2023	1,000	1,108,720
Florida (State of) Municipal Power Agency (All-Requirements Power Supply);
Series 2017-A, Ref. RB	5.00%	10/01/2026	4,000	4,913,600
Series 2019 A, Ref. RB	5.00%	10/01/2026	5,200	6,387,680
Halifax Hospital Medical Center; Series 2008, Ref. VRD RB (LOC - JPMorgan Chase Bank N.A.)(c)(d)	0.04%	06/01/2048	910	910,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                    Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Hillsborough (County of), FL Aviation Authority (Tampa International Airport);
Series 2018 F, RB	5.00%	10/01/2023	$1,250	$ 1,399,575
Series 2018 F, RB	5.00%	10/01/2024	1,050	1,217,832
Hillsborough (County of), FL School Board;
Series 2015, Ref. RB (INS - AGM)(f)	5.00%	10/01/2021	1,700	1,746,206
Series 2015, Ref. RB (INS - AGM)(f)	5.00%	10/01/2022	1,500	1,610,340
JEA Water & Sewer System Revenue; Series 2017 A, Ref. RB	5.00%	10/01/2025	4,500	5,392,530
Manatee (County of), FL School District; Series 2017, RB (INS - AGM)(f)	5.00%	10/01/2024	2,600	2,961,816
Sarasota (County of), FL Public Hospital District (Sarasota Memorial Hospital); Series 2008 B, Ref. VRD RB (LOC - Wells Fargo Bank N.A.)(c)(d)	0.02%	07/01/2037	2,760	2,760,000
				76,787,667

Georgia–0.96%
Atlanta (City of), GA;
Series 2009 B, RB (INS - AGM)(f)	5.25%	11/01/2027	2,000	2,486,520
Series 2018 C, Ref. RB	5.00%	11/01/2024	2,000	2,329,360
Atlanta (City of), GA Department of Aviation;
Series 2019 F, Ref. RB	5.00%	07/01/2023	3,000	3,330,120
Series 2019 F, Ref. RB	5.00%	07/01/2024	2,000	2,303,460
Brookhaven Development Authority (Children’s Healthcare of Atlanta, Inc.);
Series 2019 A, RB	5.00%	07/01/2024	1,875	2,158,144
Series 2019 A, RB	5.00%	07/01/2025	1,050	1,248,775
Burke (County of), GA Development Authority (Georgia Power Co. Plant Vogtle);
Series 1994, RB(a)	2.25%	05/25/2023	3,000	3,112,230
Series 1994, RB(a)	2.15%	06/13/2024	2,000	2,091,720
Gainesville (City of) & Hall (County of), GA Development Authority (Acts Retirement-Life Community); Series 2012, RB	5.00%	11/15/2022	1,380	1,466,181
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4); Series 2019, RB	5.00%	01/01/2025	355	411,956
Georgia (State of) Municipal Electric Authority of Georgia (Plant Vogtle Units 3 & 4);
Series 2019, RB	5.00%	01/01/2026	300	357,723
Series 2019, RB	5.00%	01/01/2028	800	995,088
Main Street Natural Gas, Inc.; Series 2019 B, RB(a)	4.00%	12/02/2024	3,000	3,341,370
Private Colleges & Universities Authority (Emory University); Series 2013 B, Ref. RB (SIFMA Municipal Swap Index + 0.42%)(a)(b)	0.45%	08/16/2022	2,000	1,999,920
				27,632,567

Hawaii–0.70%
Hawaii (State of);
Series 2013, GO Bonds	5.00%	08/01/2028	7,000	7,754,810
Series 2016 FE, Ref. GO Bonds	5.00%	10/01/2026	4,845	5,984,399
Series 2016 FE, Ref. GO Bonds	5.00%	10/01/2027	5,265	6,486,954
				20,226,163

Idaho–0.24%
Idaho (State of) Health Facilities Authority (St. Luke’s Health System);
Series 2018 A, Ref. RB	5.00%	03/01/2023	2,000	2,176,540
Series 2018 A, Ref. RB	5.00%	03/01/2024	1,350	1,522,949
Regents of the University of Idaho; Series 2011, Ref. RB(a)(h)	5.25%	04/01/2021	3,305	3,318,517
				7,018,006

Illinois–10.91%
Chicago (City of), IL;
Series 2003 B, Ref. GO Bonds	5.00%	01/01/2024	3,205	3,525,051
Series 2004, Ref. RB	5.00%	11/01/2022	5,675	6,096,596
Series 2004, Ref. RB	5.00%	11/01/2023	2,475	2,732,648
Series 2004, Ref. RB	5.00%	11/01/2024	14,440	16,427,666
Series 2012, RB	5.00%	01/01/2027	1,000	1,039,810
Series 2014, RB	5.00%	11/01/2021	1,000	1,029,920
Series 2017 B, Ref. RB	5.00%	01/01/2025	3,520	4,030,154

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                    Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Chicago (City of), IL (O’Hare International Airport);
Series 2015 B, Ref. RB(h)	5.00%	01/01/2022	$3,650	$ 3,796,255
Series 2015 B, Ref. RB	5.00%	01/01/2023	5,000	5,425,750
Chicago (City of), IL Board of Education; Series 1998 B-1, GO Bonds (INS - NATL)(f)(g)	0.00%	12/01/2025	735	684,020
Chicago (City of), IL Transit Authority;
Series 2010, Ref. RB (INS - AGM)(f)	5.00%	06/01/2028	755	756,601
Series 2011, RB(a)(h)	5.25%	12/01/2021	4,050	4,205,115
Chicago (City of), IL Transit Authority (FTA Section 5307 Urbanized Area Formula Funds);
Series 2015, Ref. RB	5.00%	06/01/2021	8,000	8,090,400
Series 2017, Ref. RB	5.00%	06/01/2025	4,000	4,681,880
Chicago (City of), IL Transit Authority (FTA Section 5337 State of Good Repair Formula Funds); Series 2017, Ref. RB	5.00%	06/01/2025	1,500	1,755,705
Cook (County of), IL; Series 2011 A, Ref. GO Bonds	5.25%	11/15/2028	8,785	9,062,870
Cook County Township High School District No. 220 Reavis; Series 2012, GO Bonds	3.00%	12/01/2024	1,035	1,061,972
Illinois (State of);
Series 2007, GO Bonds (INS - NATL)(h)	4.75%	04/01/2032	5,955	5,961,670
Series 2010, Ref. GO Bonds	5.00%	01/01/2022	5,000	5,015,250
Series 2010, Ref. GO Bonds	5.00%	01/01/2023	525	526,507
Series 2011, RB	5.00%	06/15/2027	10,500	10,607,520
Series 2011, RB	5.00%	06/15/2028	5,500	5,554,065
Series 2012, Ref. GO Bonds	5.00%	08/01/2025	4,710	4,941,025
Series 2013, GO Bonds	5.00%	07/01/2021	2,500	2,534,225
Series 2013, GO Bonds	5.50%	07/01/2026	2,000	2,177,420
Series 2013, RB	5.00%	06/15/2026	500	542,120
Series 2014, GO Bonds	5.00%	02/01/2025	4,695	5,138,067
Series 2017 D, GO Bonds	5.00%	11/01/2024	3,480	3,892,310
Series 2017 D, GO Bonds	5.00%	11/01/2027	1,065	1,240,863
Series 2020, GO Bonds	5.50%	05/01/2024	3,500	3,935,050
Series 2020, GO Bonds	5.50%	05/01/2025	5,000	5,758,400
Series 2020, GO Bonds	5.50%	05/01/2026	6,750	7,943,805
Illinois (State of) Finance Authority (Advocate Health Care Network); Series 2008 A, Ref. RB	5.00%	11/01/2030	3,000	3,547,050
Illinois (State of) Finance Authority (Edward-Elmhurst Heathcare); Series 2018 B, Ref. RB (SIFMA Municipal Swap Index + 0.75%)(a)(b)	0.78%	07/01/2023	3,750	3,753,187
Illinois (State of) Finance Authority (Field Museum); Series 2019, Ref. RB (68% of 1 mo. USD LIBOR + 1.00%)(a)(b)	0.58%	09/01/2022	6,845	6,815,703
Illinois (State of) Finance Authority (Navistar International Corp.); Series 2020, Ref. RB(a)(e)	4.75%	08/01/2030	11,000	11,748,110
Illinois (State of) Finance Authority (Northwestern Memorial Healthcare); Series 2017 B, RB(a)	5.00%	12/15/2022	10,750	11,617,632
Illinois (State of) Finance Authority (Northwestern University); Subseries 2008 B, VRD RB(c)	0.01%	12/01/2046	2,150	2,150,000
Illinois (State of) Finance Authority (OSF Healthcare System);
Series 2018 B, Ref. VRD RB (LOC - JP Morgan Chase Bank N.A.)(c)(d)	0.00%	11/15/2037	19,000	19,000,000
Series 2018 C, Ref. VRD RB (LOC - PNC Bank N.A.)(c)(d)	0.01%	11/15/2037	17,700	17,700,000
Illinois (State of) Finance Authority (Palos Hospital);
Series 2010 C, RB	5.38%	05/15/2025	6,000	6,019,680
Series 2010, Ref. RB	5.13%	05/15/2035	15,000	15,036,150
Illinois (State of) Finance Authority (University of Chicago Medical); Series 2009 D-1, VRD RB (LOC - PNC Bank N.A.)(c)(d)	0.01%	08/01/2043	18,960	18,960,000
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2002, RB(a)(h)	5.70%	06/15/2022	875	943,959
Series 2002, RB (INS - NATL)(f)	5.70%	06/15/2025	3,125	3,292,219
Series 2002, RB (INS - NATL)(f)(g)	0.00%	12/15/2032	25,000	18,357,750
Illinois (State of) Toll Highway Authority;
Series 2013 A, RB	5.00%	01/01/2032	1,250	1,351,613
Series 2015 A, RB	5.00%	01/01/2032	1,635	1,922,253

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                    Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Long Grove (Village of), IL (Sunset Grove);
Series 2020, Ref. RB	2.50%	01/01/2022	$240	$ 241,932
Series 2020, Ref. RB	2.50%	01/01/2023	245	249,094
Series 2020, Ref. RB	3.00%	01/01/2026	280	291,273
Series 2020, Ref. RB	3.10%	01/01/2027	290	301,197
Series 2020, Ref. RB	3.25%	01/01/2028	305	316,120
Series 2020, Ref. RB	3.35%	01/01/2029	320	329,690
Series 2020, Ref. RB	3.50%	01/01/2030	330	338,920
Series 2020, Ref. RB	3.60%	01/01/2031	345	353,432
Series 2020, Ref. RB	3.70%	01/01/2032	490	502,186
Morton Grove (Village of), IL (Illinois Holocaust Museum & Educational Center); Series 2006, VRD RB (LOC - Bank of America N.A.)(c)(d)	0.04%	12/01/2041	1,370	1,370,000
Railsplitter Tobacco Settlement Authority;
Series 2010, RB(a)(h)	5.50%	06/01/2021	1,500	1,519,935
Series 2017, RB	5.00%	06/01/2025	7,000	8,183,700
Regional Transportation Authority;
Series 1997, Ref. RB (INS - NATL)(f)	6.00%	06/01/2023	1,460	1,536,650
Series 2002 A, RB (INS - NATL)(f)	6.00%	07/01/2021	2,055	2,094,353
Rosemont (Village of), IL; Series 2017 A, GO Bonds (INS - AGM)(f)	5.00%	12/01/2046	4,000	4,752,000
Sales Tax Securitization Corp.; Series 2017 A, Ref. RB	5.00%	01/01/2025	6,700	7,703,660
Springfield (City of), IL Electric Revenue; Series 2015, Ref. RB	5.00%	03/01/2023	2,000	2,174,860
				314,645,018

Indiana–2.00%
Indiana (State of) Finance Authority; Series 2016 C, Ref. RB	5.00%	12/01/2025	7,000	8,428,350
Indiana (State of) Finance Authority (Kings Daughters Hospital & Health); Series 2010, RB	5.50%	08/15/2040	7,955	7,969,080
Indiana (State of) Finance Authority (Ohio Valley Electrical Corp.);
Series 2010 A, RB	3.00%	11/01/2030	4,350	4,567,587
Series 2012 B, RB	3.00%	11/01/2030	2,000	2,100,040
Series 2012 C, RB	3.00%	11/01/2030	3,000	3,150,060
Indiana (State of) Finance Authority (Sisters of St. Francis Health Services, Inc. Obligated Group);
Series 2008 I, Ref. VRD RB (LOC - Barclays Bank PLC)(c)(d)	0.01%	11/01/2037	6,275	6,275,000
Series 2008 J, Ref. VRD RB (LOC - Barclays Bank PLC)(c)(d)	0.01%	11/01/2037	16,875	16,875,000
Indiana (State of) Municipal Power Agency; Series 2011 A, RB(a)(h)	5.00%	07/01/2021	250	253,945
Indiana Bond Bank; Series 2007 B-1, RB (67% of 3 mo. USD LIBOR + 0.97%)(b)	1.13%	10/15/2022	2,875	2,875,978
Indianapolis (City of), IN Department of Public Utilities; Series 2018 A, Ref. RB	5.00%	10/01/2025	1,350	1,614,371
Purdue University; Series 2016 CC, Ref. RB	5.00%	07/01/2023	3,115	3,458,553
				57,567,964

Iowa–0.43%
Iowa (State of) Finance Authority (Iowa Fertilizer Co.); Series 2013, RB	5.25%	12/01/2025	6,000	6,591,240
Iowa (State of) Finance Authority (Iowa Health System); Series 2018, Ref. RB (SIFMA Municipal Swap Index + 0.58%)(a)(b)(e)	0.61%	01/04/2024	5,785	5,785,000
				12,376,240

Kansas–0.85%
Kansas (State of) Development Finance Authority;
Series 2015 G, RB	5.00%	04/01/2027	5,000	5,436,950
Series 2015 G, RB	5.00%	04/01/2028	5,000	5,423,200
Kansas (State of) Development Finance Authority (Adventist Health System/Subelt Obligated Group); Series 2012 A, Ref. RB	5.00%	11/15/2032	11,975	12,538,304
Wyandotte (County of) & Kansas City (City of), KS Unified Government; Series 2014 A, Ref. RB	5.00%	09/01/2021	1,000	1,023,390
				24,421,844

Kentucky–2.50%
Christian (County of), KY (Jennie Stuart Medical Center, Inc.); Series 2016, Ref. RB	5.00%	02/01/2026	1,900	2,060,911
Kentucky (Commonwealth of) Economic Development Finance Authority (Catholic Health Initiatives); Series 2011 B, RB (SIFMA Municipal Swap Index + 1.40%)(a)(b)	1.43%	02/01/2025	2,340	2,356,193

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                    Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kentucky–(continued)
Kentucky (Commonwealth of) Economic Development Finance Authority (Next Generation Kentucky Information Highway);
Series 2015 A, RB	5.00%	07/01/2025	$1,635	$ 1,912,721
Series 2015, RB	5.00%	07/01/2022	850	899,232
Kentucky (Commonwealth of) Municipal Power Agency;
Series 2015 A, Ref. RB (INS - NATL)(f)	5.00%	09/01/2026	2,000	2,360,040
Series 2015 A, Ref. RB (INS - NATL)(f)	5.00%	09/01/2027	3,380	3,973,731
Series 2015 A, Ref. RB (INS - NATL)(f)	5.00%	09/01/2028	2,870	3,360,627
Kentucky (Commonwealth of) Property & Building Commission; Series 2020 C, Ref. RB	5.00%	11/01/2021	5,000	5,156,750
Kentucky (Commonwealth of) Property & Building Commission (No. 108); Series 2015 A, Ref. RB	5.00%	08/01/2029	4,000	4,646,480
Kentucky (Commonwealth of) Property & Building Commission (No. 112); Series 2016 B, Ref. RB	5.00%	11/01/2026	13,290	16,074,521
Kentucky (Commonwealth of) Public Energy Authority;
Series 2018 A, RB(a)	4.00%	04/01/2024	7,830	8,537,127
Series 2018 B, RB(a)	4.00%	01/01/2025	5,000	5,535,050
Kentucky (Commonwealth of) Turnpike Authority (Revitalization); Series 2017 B, Ref. RB	4.00%	07/01/2026	3,750	4,272,713
Louisville & Jefferson (Counties of), KY Metropolitan Sewer District;
Series 2017 A, RB	5.00%	05/15/2025	4,025	4,768,900
Series 2017, Ref. RB	5.00%	05/15/2025	5,285	6,259,395
				72,174,391

Louisiana–2.39%
East Baton Rouge (Parish of), LA Industrial Development Board, Inc. (ExxonMobil); Series 2010 A, VRD RB(c)	0.01%	08/01/2035	1,051	1,051,000
Jefferson Sales Tax District;
Series 2019 A, Ref. RB (INS - AGM)(f)	5.00%	12/01/2023	1,000	1,118,910
Series 2019 A, Ref. RB (INS - AGM)(f)	5.00%	12/01/2024	1,000	1,154,620
Louisiana (State of);
Series 2012 A, GO Bonds(a)(h)	5.00%	08/01/2022	1,980	2,116,165
Series 2013 A, RB(a)(h)	5.00%	06/15/2023	1,050	1,162,854
Series 2014 C, Ref. GO Bonds	5.00%	08/01/2025	2,400	2,754,840
Series 2016 B, Ref. GO Bonds	5.00%	08/01/2025	10,000	11,900,900
Series 2019 A, RB	5.00%	09/01/2026	2,000	2,458,620
Louisiana (State of) Public Facilities Authority (LA Children’s Medical Center); Series 2015 A-2, RB(a)	5.00%	06/01/2025	5,000	5,847,800
Louisiana Citizens Property Insurance Corp.; Series 2015, Ref. RB (INS - AGM)(f)	5.00%	06/01/2022	14,575	15,444,107
Louisiana State University & Agricultural & Mechanical College Board of Supervisors; Series 2016 A, Ref. RB	5.00%	07/01/2023	3,250	3,585,140
New Orleans (City of), LA;
Series 2015, RB	5.00%	06/01/2023	700	767,291
Series 2015, RB	5.00%	12/01/2023	600	671,172
Series 2015, RB	5.00%	06/01/2024	400	453,772
Series 2015, RB	5.00%	12/01/2024	750	867,172
Series 2015, RB	5.00%	06/01/2025	500	584,780
Series 2015, RB	5.00%	12/01/2025	825	976,767
Series 2015, RB	5.00%	06/01/2026	250	292,665
Series 2015, RB	5.00%	12/01/2026	500	592,080
Series 2015, RB	5.00%	06/01/2027	350	407,887
Series 2015, RB	5.00%	12/01/2027	750	884,512
Series 2015, Ref. GO Bonds	5.00%	12/01/2022	500	540,005
Series 2015, Ref. GO Bonds	5.00%	12/01/2023	500	559,015
Series 2015, Ref. GO Bonds	5.00%	12/01/2024	1,000	1,152,220
New Orleans (City of), LA Aviation Board (Parking Facilities Corp. Consolidated Garage System); Series 2018 B, Ref. RB (INS - AGM)(f)	5.00%	10/01/2026	200	239,754
St. Charles (Parish of), LA (Valero Energy Corp.); Series 2010, RB(a)	4.00%	06/01/2022	2,865	2,989,914
St. John the Baptist (Parish of), LA (Marathon Oil Corp.); Series 2017, Ref. RB(a)	2.10%	07/01/2024	3,000	3,064,140
Tobacco Settlement Financing Corp.; Series 2013 A, Ref. RB	5.00%	05/15/2022	5,000	5,283,800
				68,921,902

Maine–0.03%
Lewiston (City of), ME (UBS Financial Services, Inc.); Series 2008 B, GO Bonds (INS - AGM)(f)	5.50%	12/15/2023	950	953,762

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                    Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Maryland–1.03%
Maryland (State of);
Series 2014 B, GO Bonds	5.00%	08/01/2021	$5,000	$ 5,100,950
Series 2017 C, Ref. GO Bonds	5.00%	08/01/2024	10,000	11,569,500
Maryland (State of) Health & Higher Educational Facilities Authority (Pooled Loan Program); Series 1985 B, VRD RB (LOC - TD Bank N.A.)(c)(d)	0.03%	04/01/2035	2,015	2,015,000
Maryland Economic Development Corp. (CNX Marine Terminal, Inc. - Port of Baltimore Facility); Series 2010, Ref. RB	5.75%	09/01/2025	10,915	11,026,770
				29,712,220

Massachusetts–2.49%
Massachusetts (Commonwealth of) Department of Transportation;
Series 2019 A, Ref. RB	5.00%	01/01/2026	4,000	4,801,120
Series 2019 A, Ref. RB	5.00%	01/01/2027	5,000	6,166,200
Massachusetts (Commonwealth of) Department of Transportation (Contract Assistance); Series 2019 A, Ref. RB(a)	5.00%	01/01/2023	4,750	5,152,657
Massachusetts (Commonwealth of) Development Finance Agency;
Series 2019 A, Ref. RB	5.00%	07/01/2025	845	989,918
Series 2019 A, Ref. RB	5.00%	07/01/2027	2,300	2,830,748
Massachusetts (Commonwealth of) Development Finance Agency (Beth Israel Lahey Health); Series 2019, Ref. RB	5.00%	07/01/2025	1,000	1,181,770
Massachusetts (Commonwealth of) Development Finance Agency (Boston University); Series 2019 DD, RB(a)	5.00%	04/01/2024	6,880	7,659,848
Massachusetts (Commonwealth of) Development Finance Agency (Caregroup); Series 2017 S-5, Ref. RB (SIFMA Municipal Swap Index + 0.42%)(a)(b)	0.45%	01/27/2022	300	300,225
Massachusetts (Commonwealth of) Development Finance Agency (Harvard University);
Series 2016 A, Ref. RB	5.00%	07/15/2024	4,735	5,472,950
Series 2017 S-4, Ref. RB(a)	5.00%	01/25/2024	15,000	16,979,100
Massachusetts (Commonwealth of) Development Finance Agency (International Charter School); Series 2015, Ref. RB	5.00%	04/15/2025	1,750	1,856,277
Massachusetts (Commonwealth of) Development Finance Agency (Suffolk University); Series 2017, Ref. RB	5.00%	07/01/2024	1,000	1,137,100
Massachusetts (State of) Housing Finance Agency; Series 2016-185, Ref. RB	4.20%	06/01/2046	680	727,947
Metropolitan Boston Transit Parking Corp.; Series 2011, RB	5.00%	07/01/2041	15,265	15,450,470
University of Massachusetts Building Authority; Series 2015-2, Ref. RB	5.00%	11/01/2023	975	1,095,997
				71,802,327

Michigan–1.45%
Great Lakes Water Authority; Series 2018 A, Ref. RB	5.00%	07/01/2024	2,425	2,773,836
Michigan (State of) Building Authority (Facilities Program); Series 2019, Ref. RB	5.00%	04/15/2025	2,100	2,481,297
Michigan (State of) Finance Authority (Bronson Healthcare Group); Series 2019 B, RB(a)	3.50%	11/15/2022	4,000	4,196,880
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department);
Series 2014 D-1, Ref. RB (INS - AGM)(f)	5.00%	07/01/2021	4,000	4,063,120
Series 2014 D-1, Ref. RB (INS - AGM)(f)	5.00%	07/01/2022	10,000	10,631,900
Michigan (State of) Finance Authority (Local Government Loan Program); Series 2014, Ref. RB	3.88%	10/01/2023	2,000	2,066,320
Michigan (State of) Finance Authority (McLaren Health Care); Series 2015 D-1, Ref. RB (68% of 1 mo. USD LIBOR + 0.40%)(a)(b)	0.48%	10/15/2021	6,700	6,689,481
Michigan (State of) Finance Authority (Trinity Health Corp.); Series 2015, Ref. RB(a)(h)	5.00%	06/01/2022	7,000	7,420,140
Oakland University Board of Trustees; Series 2008, Ref. VRD RB (LOC - JPMorgan Chase Bank N.A.)(d)	0.03%	03/01/2031	1,420	1,420,000
				41,742,974

Minnesota–0.62%
Maple Grove (City of), MN (Maple Grove Hospital Corp.);
Series 2017, Ref. RB	5.00%	05/01/2023	500	545,155
Series 2017, Ref. RB	5.00%	05/01/2024	1,200	1,353,240
Series 2017, Ref. RB	5.00%	05/01/2025	800	929,416
Minneapolis & St. Paul (Cities of), MN Housing & Redevelopment Authority (Allina Health System);
Series 2017 A, Ref. RB	5.00%	11/15/2024	1,780	2,070,834
Series 2019, Ref. RB	5.00%	11/15/2023	1,600	1,797,984
Series 2019, Ref. RB	5.00%	11/15/2024	1,900	2,210,441

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                    Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Minnesota–(continued)
Minneapolis & St. Paul (Cities of), MN Metropolitan Airports Commission;
Series 2016 C, RB	5.00%	01/01/2022	$250	$259,910
Series 2016 C, RB	5.00%	01/01/2023	225	244,289
Series 2016 C, RB	5.00%	01/01/2024	200	226,010
Minneapolis-St. Paul (Cities of), MN Metropolitan Airports Commission; Series 2016 B, Ref. RB	5.00%	01/01/2023	1,000	1,084,390
Minnesota (State of) Higher Education Facilities Authority (Concordia University, St. Paul); Series 2007 Six-Q, VRD RB (LOC - U.S. Bank N.A.)(c)(d)	0.03%	04/01/2037	2,080	2,080,000
Oak Park Heights (City of), MN (Boutwells Landing); Series 2005, Ref. VRD RB (CEP - FHLMC)(c)	0.03%	11/01/2035	4,960	4,960,000
				17,761,669

Mississippi–3.01%
Jackson (County of), MS (Chevron U.S.A., Inc.); Series 1993, Ref. VRD RB(c)	0.01%	06/01/2023	13,200	13,200,000
Mississippi (State of) Development Bank (Jackson County Industrial Water System); Series 2009, VRD RB(c)	0.01%	12/01/2039	3,680	3,680,000
Mississippi (State of) Hospital Equipment & Facilities Authority (Forrest Co. General Hospital);
Series 2019 B, Ref. RB	5.00%	01/01/2024	400	447,444
Series 2019 B, Ref. RB	5.00%	01/01/2025	1,105	1,273,678
Mississippi Business Finance Corp. (Chevron U.S.A., Inc.);
Series 2007 A, VRD RB(c)	0.01%	12/01/2030	60	60,000
Series 2007 E, VRD IDR(c)	0.01%	12/01/2030	9,300	9,300,000
Series 2010 E, VRD IDR(c)	0.03%	12/01/2030	1,200	1,200,000
Series 2010 G, VRD RB(c)	0.01%	11/01/2035	24,200	24,200,000
Series 2010 H, VRD IDR(c)	0.01%	11/01/2035	16,405	16,405,000
Series 2010 I, VRD IDR(c)	0.01%	11/01/2035	5,700	5,700,000
Series 2010 K, VRD RB(c)	0.01%	11/01/2035	2,770	2,770,000
Series 2010 L, VRD RB(c)	0.01%	11/01/2035	3,485	3,485,000
Mississippi Business Finance Corp. (System Energy Resources, Inc.); Series 2019, Ref. RB	2.50%	04/01/2022	5,000	5,021,750
				86,742,872

Missouri–0.35%
Health & Educational Facilities Authority of the State of Missouri (Mercy Health); Series 2018 A, Ref. RB	5.00%	06/01/2026	120	144,779
Kansas City (City of), MO;
Series 2017 C, Ref. RB	5.00%	09/01/2023	1,500	1,670,910
Series 2017 C, Ref. RB	5.00%	09/01/2024	2,675	3,053,726
Missouri (State of) Joint Municipal Electric Utility Commission (Prairie Street);
Series 2015 A, Ref. RB	5.00%	06/01/2027	2,600	3,052,530
Series 2015 A, Ref. RB	5.00%	12/01/2027	1,140	1,336,365
St. Louis (County of), MO Industrial Development Authority (Friendship Village of Sunset Hills); Series 2013 A, RB	5.00%	09/01/2023	870	912,726
				10,171,036

Nebraska–0.35%
Central Plains Energy Project (No. 4); Series 2018, RB(a)	5.00%	01/01/2024	7,750	8,622,495
Lincoln (City of), NE; Series 2012, Ref. RB(a)(h)	5.00%	09/01/2022	1,250	1,338,875
				9,961,370

Nevada–0.11%
Clark (County of), NV (Las Vegas-McCarran International Airport); Series 2015, Ref. RB	5.00%	07/01/2022	2,000	2,128,320
Sparks (City of), NV (Tourism Improvement District No. 1); Series 2019 A, Ref. RB(e)	2.50%	06/15/2024	900	907,974
				3,036,294

New Hampshire–0.04%
New Hampshire (State of) Health & Education Facilities Authority (Concord Hospital);
Series 2011, RB(a)(h)	5.25%	10/01/2021	525	540,314
Series 2011, RB(a)(h)	5.50%	10/01/2021	510	525,611
New Hampshire (State of) Housing Finance Authority; Series 2009 A, RB	5.13%	07/01/2029	145	145,432
				1,211,357

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                    Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–6.14%
New Jersey (State of);
Series 2020 A, GO Bonds	5.00%	06/01/2028	$10,000	$ 12,476,800
Series 2020 A, GO Bonds	5.00%	06/01/2029	15,000	19,010,850
New Jersey (State of) Economic Development Authority;
Series 2005 N-1, Ref. RB (INS - NATL)(f)	5.50%	09/01/2022	5,000	5,382,600
Series 2012, Ref. RB	5.00%	06/15/2022	1,500	1,579,200
Series 2012, Ref. RB	5.00%	06/15/2025	215	225,099
Series 2017 A, Ref. RB (INS - BAM)(f)	5.00%	07/01/2027	8,200	10,067,058
Series 2017 A, Ref. RB (INS - BAM)(f)	5.00%	07/01/2028	5,005	6,083,578
New Jersey (State of) Health Care Facilities Financing Authority (Virtua Health); Series 2009 C, VRD RB (LOC - JP Morgan Chase Bank N.A.)(c)(d)	0.01%	07/01/2043	3,300	3,300,000
New Jersey (State of) Transportation Trust Fund Authority;
Series 2005 B, RB (INS - AGC)(f)	5.50%	12/15/2021	6,000	6,248,160
Series 2005 B, RB (INS - NATL)(f)	5.50%	12/15/2021	10,000	10,407,100
Series 2005 B, RB (INS - AMBAC)(f)	5.25%	12/15/2023	505	568,438
Series 2006 A, RB (INS - AGM)(f)	5.25%	12/15/2021	1,820	1,891,708
Series 2006, RB (INS - NATL)(f)	5.25%	12/15/2021	7,990	8,299,612
Series 2010 D, RB	5.25%	12/15/2023	3,305	3,720,174
Series 2011-B, RB	5.00%	06/15/2021	1,000	1,013,400
Series 2013 AA, RB	5.00%	06/15/2021	6,000	6,080,400
Series 2014, RN (SIFMA Municipal Swap Index + 1.20%)(a)(b)	1.23%	12/15/2021	1,000	1,001,050
Series 2016, RB	5.00%	06/15/2023	1,250	1,377,500
Series 2016, RN	5.00%	06/15/2030	2,025	2,360,198
Series 2018 A, Ref. RB	5.00%	12/15/2025	5,000	5,906,350
Series 2018 A, Ref. RN	5.00%	06/15/2023	8,500	9,367,000
Series 2018 A, Ref. RN	5.00%	06/15/2030	5,000	5,827,650
Series 2018-A, Ref. RN	5.00%	06/15/2024	8,750	9,978,325
Series 2019, Ref. RB	5.00%	12/15/2025	2,500	2,953,175
Series 2019, Ref. RB	5.00%	12/15/2027	10,250	12,564,245
Subseries 2016 A-1, RN	5.00%	06/15/2024	4,500	5,126,985
Subseries 2016 A-1, RN	5.00%	06/15/2028	1,140	1,349,053
New Jersey (State of) Turnpike Authority;
Series 2005 D-4, RB (INS - AGM)(f)	5.25%	01/01/2026	5,000	6,058,650
Series 2017 C-6, Ref. RB (70% of 1 mo. USD LIBOR + 0.75%)(a)(b)	0.83%	01/01/2023	10,000	10,035,000
Tobacco Settlement Financing Corp.;
Series 2018 A, Ref. RB	5.00%	06/01/2023	3,000	3,295,440
Series 2018 A, Ref. RB	5.00%	06/01/2024	2,000	2,275,160
Series 2018 A, Ref. RB	5.00%	06/01/2025	1,000	1,173,300
				177,003,258

New Mexico–0.24%
Albuquerque (City of) & Bernalillo (County of), NM Water Utility Authority; Series 2015, Ref. RB	5.00%	07/01/2023	5,170	5,737,614
New Mexico (State of) Hospital Equipment Loan Council (Haverland Charter Lifestyle Group); Series 2013, RB	4.00%	07/01/2022	1,140	1,162,470
				6,900,084

New York–16.87%
Hempstead (Town of), NY; Series 2019 B, Ref. GO Bonds	5.00%	08/01/2024	1,215	1,404,346
Jefferson Civic Facility Development Corp. (Samaritan Medical Center);
Series 2017 A, Ref. RB	5.00%	11/01/2023	1,185	1,305,064
Series 2017 A, Ref. RB	5.00%	11/01/2024	1,245	1,411,581
Long Island (City of), NY Power Authority;
Series 2014 C, Ref. RN (70% of 1 mo. USD LIBOR + 0.75%)(a)(b)	0.83%	10/01/2023	15,000	15,017,550
Series 2016 B, Ref. RB	5.00%	09/01/2024	2,485	2,874,996
Series 2017, RB	5.00%	09/01/2025	1,000	1,195,680
Series 2019 B, RB(a)	1.65%	09/01/2024	4,000	4,138,480

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                    Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Metropolitan Transportation Authority;
Series 2011 C, Ref. RB	5.00%	11/15/2027	$3,405	$ 3,494,960
Series 2012 F, Ref. RB	5.00%	11/15/2026	5,085	5,424,424
Series 2012 F, Ref. RB	5.00%	11/15/2030	4,085	4,338,638
Series 2012 G-1, VRD Ref. RB (LOC - Barclays Bank PLC)(c)(d)	0.01%	11/01/2032	8,745	8,745,000
Series 2014 C, RB	5.00%	11/15/2023	5,000	5,544,700
Series 2016 B, Ref. RB	5.00%	11/15/2022	1,250	1,339,925
Series 2016 C-1, RB	5.00%	11/15/2025	2,125	2,495,260
Subseries 2002 G-1H, Ref. RB (67% of 1 mo. USD LIBOR + 0.82%)(a)(b)	0.90%	02/01/2022	2,750	2,747,662
Subseries 2005 D-2, VRD RB (LOC - Landesbank Hessen-Thueringen Girozentrale)(c)(d)	0.02%	11/01/2035	43,000	43,000,000
Subseries 2008 A-2A, Ref. RB (SIFMA Municipal Swap Index + 0.45%)(a)(b)	0.48%	06/01/2022	11,580	11,577,221
Subseries 2012 G-4, Ref. RB (67% of 1 mo. USD LIBOR + 0.55%)(a)(b)	0.63%	11/01/2022	11,800	11,752,446
Subseries 2018 C-2, RB	5.00%	09/01/2021	5,000	5,107,550
Subseries 2018 D-1, RB (67% of 1 mo. USD LIBOR + 0.65%)(a)(b)	0.73%	07/01/2021	4,570	4,567,304
Metropolitan Transportation Authority (Green Bonds);
Series 2016 A2, Ref. RB	5.00%	11/15/2023	1,000	1,108,940
Series 2016 A2, Ref. RB	5.00%	11/15/2027	9,000	10,693,170
Series 2017 B, Ref. RB	5.00%	11/15/2024	8,905	10,175,565
Series 2017 C-1, Ref. RB	5.00%	11/15/2023	3,000	3,326,820
Series 2018 B, Ref. RB	5.00%	11/15/2023	5,000	5,544,700
Series 2020, Ref. RB	5.00%	11/15/2027	3,750	4,550,850
Series 2020, Ref. RB	5.00%	11/15/2028	4,000	4,952,800
Monroe County Industrial Development Corp. (St. Ann’s Community); Series 2019, Ref. RB	5.00%	01/01/2040	1,500	1,646,385
New York (City of), NY;
Series 2012 F, Ref. GO Bonds	5.00%	08/01/2023	9,165	9,564,686
Series 2012 G-6, VRD GO Bonds (LOC - Mizuho Bank, Ltd.)(c)(d)	0.01%	04/01/2042	29,740	29,740,000
Series 2015 F, VRD GO Bonds(c)	0.01%	06/01/2044	26,720	26,720,000
Series 2017 C, Ref. GO Bonds	5.00%	08/01/2024	8,050	9,274,807
Subseries 2015 F-5, VRD GO Bonds(c)	0.01%	06/01/2044	12,500	12,500,000
New York (City of), NY Industrial Development Agency (Liberty 123 Wash); Series 2007, VRD RB (LOC - Bank Of China, Ltd.)(c)(d)	0.01%	10/01/2042	37,055	37,055,000
New York (City of), NY Industrial Development Agency (Yankee Stadium);
Series 2006, RB (CPI Rate + 0.87%) (INS - FGIC)(b)(f)	2.27%	03/01/2025	1,025	1,052,245
Series 2006, RB (CPI Rate + 0.88%) (INS - FGIC)(b)(f)	2.28%	03/01/2026	2,725	2,796,177
Series 2006, RB (CPI Rate + 0.89%) (INS - FGIC)(b)(f)	2.29%	03/01/2027	5,500	5,632,385
New York (City of), NY Municipal Water Finance Authority;
Series 2018 BB, VRD RB(c)	0.08%	06/15/2051	2,000	2,000,000
Subseries 2012 A-1, VRD RB(c)	0.01%	06/15/2044	63,720	63,720,000
New York (City of), NY Water & Sewer System (2nd Generation Resolution); Series 2008 BB-2, VRD RB(c)	0.00%	06/15/2039	22,945	22,945,000
New York (State of) Dormitory Authority; Series 2019 A, Ref. RB	5.00%	03/15/2024	5,000	5,695,800
New York (State of) Dormitory Authority (Montefiore Obligated Group);
Series 2018 A, Ref. RB	5.00%	08/01/2024	1,250	1,413,362
Series 2018 A, Ref. RB	5.00%	08/01/2025	3,000	3,487,710
New York (State of) Dormitory Authority (New York University); Series 1998 A, RB (INS - NATL)(f)	5.75%	07/01/2027	2,000	2,353,420
New York (State of) Dormitory Authority (Northwell Health Obligated Group); Series 2019 B-3, RB(a)	5.00%	05/01/2026	4,000	4,761,160
New York (State of) Housing Finance Agency (160 Madison Avenue); Series 2014 A, VRD RB (LOC - Landesbank Hessen-thrgn)(c)(d)	0.01%	11/01/2046	35,850	35,850,000
New York (State of) Thruway Authority;
Series 2018 L, Ref. RB	5.00%	01/01/2025	780	907,078
Series 2018 L, Ref. RB	5.00%	01/01/2026	1,000	1,198,700
New York State Dormitory Authority;
Series 2013 A, RB(a)(h)	5.00%	02/15/2023	5	5,463
Series 2013 A, RB	5.00%	02/15/2024	5,370	5,858,777
New York State Urban Development Corp.; Series 2017 A, Ref. RB	5.00%	03/15/2024	10,000	11,391,600
TSASC, Inc.;
Series 2017 A, Ref. RB	5.00%	06/01/2024	4,500	5,133,015
Series 2017 A, Ref. RB	5.00%	06/01/2025	5,000	5,895,450
				486,433,852

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                    Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
North Carolina–3.45%
Charlotte (City of) & Mecklenburg (County of), NC Hospital Authority (Carolinas HealthCare System);
Series 2018 E, Ref. RB (SIFMA Municipal Swap Index + 0.45%)(a)(b)	0.48%	12/01/2021	$5,000	$ 5,000,650
Charlotte-Mecklenburg Hospital Authority (The) (Atrium Health);
Series 2018 G, VRD RB(c)	0.01%	01/15/2048	6,000	6,000,000
Series 2018 H, VRD RB(c)	0.01%	01/15/2048	16,200	16,200,000
Charlotte-Mecklenburg Hospital Authority (The) (Carolinas Health Care Systems);
Series 2007 B, Ref. VRD RB(c)	0.01%	01/15/2038	5,795	5,795,000
Series 2007 C, Ref. VRD RB(c)	0.01%	01/15/2037	45,960	45,960,000
Columbus (County of), NC Industrial Facilities & Pollution Control Financing Authority (International Paper Co.); Series 2019, Ref. RB(a)	2.00%	10/01/2024	850	886,541
North Carolina (State of) Educational Facilities Finance Agency (Duke University); Series 1991 B, VRD RB(c)	0.01%	12/01/2021	300	300,000
North Carolina (State of) Municipal Power Agency No. 1 (Catawba);
Series 2015 A, Ref. RB	5.00%	01/01/2028	1,615	1,920,364
Series 2015 B, Ref. RB	5.00%	01/01/2022	1,875	1,948,519
Series 2019 A, Ref. RB	5.00%	01/01/2023	2,335	2,514,165
North Carolina (State of) Turnpike Authority;
Series 2017, Ref. RB (INS - AGM)(f)	5.00%	01/01/2024	1,150	1,291,921
Series 2017, Ref. RB	5.00%	01/01/2025	2,025	2,346,570
Series 2017, Ref. RB (INS - AGM)(f)	5.00%	01/01/2026	1,350	1,616,112
Raleigh & Durham (Cities of), NC Airport Authority; Series 2008 C, Ref. VRD RB (LOC - TD Bank N.A.)(c)(d)	0.01%	05/01/2036	2,770	2,770,000
University of North Carolina at Chapel Hill; Series 2012, RB (67% of 1 mo. USD LIBOR + 0.40%)(a)(b)	0.48%	11/09/2022	5,000	5,012,600
				99,562,442

Ohio–2.03%
American Municipal Power, Inc. (AMP Fremont Energy Center); Series 2017 A, Ref. RB	5.00%	02/15/2027	5,000	6,181,650
Cleveland (City of), OH; Series 2011 A, RB	5.00%	01/01/2022	2,315	2,322,894
Franklin (County of), OH (OhioHealth Corp.); Series 2011 B, Ref. RB(a)	5.00%	05/15/2023	4,990	5,488,601
Hancock (County of), OH (Blanchard Valley Regional Health Center); Series 2011 A, RB(a)(h)	5.75%	06/01/2021	250	253,415
Miami University (A State University of Ohio);
Series 2014, Ref. RB	5.00%	09/01/2023	1,465	1,633,080
Series 2017, Ref. RB	5.00%	09/01/2023	1,995	2,223,886
Ohio (State of); Series 2014 A, GO Bonds(a)(h)	5.00%	03/01/2022	4,190	4,393,299
Ohio (State of) (Cleveland Clinic Health System Obligated Group); Series 2017, Ref. RB	5.00%	01/01/2026	1,205	1,457,158
Ohio (State of) Air Quality Development Authority (Ohio Valley Electric Corp.); Series 2014, RB(a)	2.40%	10/01/2029	4,500	4,741,740
Ohio (State of) Higher Educational Facility Commission (Cleveland Clinic Health System Obligated Group);
Series 2008 B4, Ref. VRD RB(c)	0.01%	01/01/2043	3,400	3,400,000
Series 2013 B-2, VRD RB(c)	0.01%	01/01/2039	23,870	23,870,000
Ohio (State of) Housing Finance Agency;
Series 2017 A, RB (CEP -GNMA)	4.10%	03/01/2042	870	937,773
Series 2018 A, RB (CEP -GNMA)	4.00%	09/01/2048	1,555	1,653,649
				58,557,145

Oklahoma–0.22%
Grand River Dam Authority; Series 2016 A, Ref. RB	5.00%	06/01/2024	2,500	2,866,450
Tulsa (County of), OK Industrial Authority (Broken Arrow Public Schools); Series 2016, RB	5.00%	09/01/2026	3,100	3,449,091
				6,315,541

Oregon–0.91%
Clackamas (County of), OR Hospital Facility Authority (Rose Villa); Series 2020, Ref. RB	2.75%	11/15/2025	2,000	2,015,980
Multnomah (County of), OR; Series 2017, GO Bonds	5.00%	06/01/2023	6,960	7,701,727
Oregon (State of) Department of Transportation;
Series 2017 C, Ref. RB	5.00%	11/15/2025	3,525	4,242,056
Series 2017 C, Ref. RB	5.00%	11/15/2026	2,000	2,477,260
Portland (City of), OR; Series 2011 B, RB	5.25%	06/15/2029	1,000	1,013,610
Portland (City of), OR Community College District; Series 2013, GO Bonds	5.00%	06/15/2022	6,000	6,373,740

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                    Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oregon–(continued)
Salem-Keizer School District No. 24J; Series 2009 B, GO Bonds (CEP - Oregon School Bond Guaranty)(g)	0.00%	06/15/2023	$2,500	$ 2,472,400
				26,296,773

Pennsylvania–3.17%
Bethlehem (City of), PA; Series 2014, Ref. RB (INS - BAM)(f)	5.00%	11/15/2021	1,400	1,446,046
Butler (County of), PA General Authority (Hampton Township School District); Series 2007, VRD RB (INS - AGM)(c)(f)	0.06%	09/01/2027	700	700,000
Commonwealth Financing Authority;
Series 2015 A, RB	5.00%	06/01/2034	6,000	7,006,380
Series 2018, RB	5.00%	06/01/2025	5,500	6,465,250
Series 2018, RB	5.00%	06/01/2026	2,000	2,418,680
Delaware Valley Regional Financial Authority; Series 2018 B, RB (SIFMA Municipal Swap Index + 0.42%)(a)(b)	0.45%	09/01/2022	4,000	3,992,680
DuBois (City of), PA Hospital Authority (Penn Highlands Healthcare); Series 2018, Ref. RB	5.00%	07/15/2021	500	508,425
Lancaster (City of), PA Industrial Development Authority (Willow Valley Retirement); Series 2009 B, VRD RB (LOC - PNC Bank N.A.)(c)(d)	0.04%	12/01/2039	5,000	5,000,000
Lancaster (County of), PA Hospital Authority (Masonic Villages); Series 2008 D, Ref. VRD RB (LOC - JP Morgan Chase Bank N.A.)(c)(d)	0.02%	07/01/2034	4,870	4,870,000
Montgomery (County of), PA Higher Education & Health Authority (Thomas Jefferson University);
Series 2018 A, Ref. RB	5.00%	09/01/2022	1,350	1,442,610
Series 2018 A, Ref. RB	5.00%	09/01/2023	1,050	1,164,082
Series 2018 A, Ref. RB	5.00%	09/01/2024	1,000	1,147,170
Series 2018 C, RB (SIFMA Municipal Swap Index + 0.72%)(a)(b)	0.75%	09/01/2023	4,700	4,700,188
Montgomery (County of), PA Industrial Development Authority (ACTS Retirement-Life Communities, Inc.);
Series 2012, Ref. IDR(a)(h)	5.00%	05/15/2022	2,000	2,117,020
Series 2012, Ref. RB(a)(h)	5.00%	05/15/2022	1,000	1,058,510
Pennsylvania (Commonwealth of);
First Series 2016, Ref. GO Bonds	5.00%	09/15/2026	5,000	6,146,850
First Series 2016, Ref. GO Bonds	5.00%	02/01/2028	1,690	2,034,354
Second Series 2016, GO Bonds	5.00%	09/15/2028	2,455	3,015,108
Series 2013, GO Bonds	5.00%	10/15/2032	1,475	1,643,696
Series 2018 A, Ref. COP	5.00%	07/01/2023	500	553,285
Series 2018 A, Ref. COP	5.00%	07/01/2025	500	585,520
Pennsylvania (Commonwealth of) Turnpike Commission;
Series 2011 A, RB	5.00%	12/01/2022	1,500	1,624,410
Series 2011 A, RB	5.00%	12/01/2023	1,500	1,691,970
Series 2014, Ref. RB	5.00%	12/01/2033	5,000	5,727,100
Series 2018 A-1, Ref. RB (SIFMA Municipal Swap Index + 0.43%)(b)	0.46%	12/01/2021	4,000	4,001,400
Series 2019 A, RB	5.00%	12/01/2026	1,000	1,211,260
Series 2019 A, RB	5.00%	12/01/2027	1,500	1,856,205
Series 2019 A, RB	5.00%	12/01/2028	2,000	2,524,560
Philadelphia (City of), PA;
Series 2017 A, Ref. GO Bonds	5.00%	08/01/2023	1,000	1,108,600
Series 2019 B, GO Bonds	5.00%	02/01/2024	850	959,829
Series 2019 B, GO Bonds	5.00%	02/01/2025	1,000	1,167,650
Series 2019 B, GO Bonds	5.00%	02/01/2026	1,200	1,445,148
Philadelphia (City of), PA Gas Works;
Series 2015, Ref. RB	5.00%	08/01/2022	2,250	2,399,422
Series 2015, Ref. RB	5.00%	08/01/2023	4,000	4,432,360
Philadelphia (City of), PA Industrial Development Authority (Discovery Charter School); Series 2012, RB	5.50%	04/01/2027	1,320	1,360,498
Pittsburgh (City of), PA Water & Sewer Authority; Series 2019 A, RB (INS - AGM)(f)	5.00%	09/01/2024	1,000	1,149,410
Ridley School District; Series 2009, VRD GO Bonds (LOC - TD Bank N.A.)(c)(d)	0.03%	11/01/2029	675	675,000
				91,350,676

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                    Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–2.25%
Children’s Trust Fund;
Series 2002, RB	5.38%	05/15/2033	$1,745	$ 1,755,714
Series 2002, RB	5.50%	05/15/2039	7,000	7,171,780
Series 2002, RB	5.63%	05/15/2043	900	904,617
Puerto Rico (Commonwealth of);
Series 2003 A, GO Bonds (INS - AGC)(f)	5.00%	07/01/2027	1,485	1,535,059
Series 2003 C-7, Ref. GO Bonds (INS - NATL)(f)	6.00%	07/01/2027	3,400	3,502,544
Series 2004 A, GO Bonds (INS - AGC)(f)	5.00%	07/01/2029	250	258,428
Series 2007 A, GO Bonds (INS - AGC)(f)	5.00%	07/01/2023	335	346,283
Series 2011 A, Ref. GO Bonds (INS - AGM)(f)	5.25%	07/01/2024	8,415	8,618,980
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority; Series 2012 B, RB	5.00%	07/01/2023	5,000	5,012,500
Puerto Rico (Commonwealth of) Convention Center District Authority; Series 2006 A, RB (INS - AGC)(f)	5.00%	07/01/2027	295	304,944
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2004 PP, Ref. RB (INS - NATL)(f)	5.00%	07/01/2025	300	303,906
Series 2005 RR, RB (INS - NATL)(f)	5.00%	07/01/2021	450	452,412
Series 2005 RR, RB (INS - SGI)(f)	5.00%	07/01/2026	4,000	4,005,200
Series 2005 SS, Ref. RB (INS - NATL)(f)	5.00%	07/01/2021	125	125,670
Series 2005 SS, Ref. RB (INS - NATL)(f)	5.00%	07/01/2024	5,645	5,714,264
Series 2005 SS, Ref. RB (INS - NATL)(f)	5.00%	07/01/2025	355	359,622
Series 2007 TT, RB (INS - NATL)(f)	5.00%	07/01/2023	225	227,761
Series 2007 TT, RB (INS - NATL)(f)	5.00%	07/01/2026	270	273,618
Puerto Rico (Commonwealth of) Highway & Transportation Authority;
Series 1998 A, RB (INS - NATL)(f)	4.75%	07/01/2038	1,220	1,234,640
Series 2002 D, RB (INS - AGM)(f)	5.00%	07/01/2027	615	635,732
Series 2002 D, RB (INS - AGM)(f)	5.00%	07/01/2032	435	449,664
Series 2003, RB (INS - AGC)(f)	5.00%	07/01/2028	1,070	1,106,070
Series 2004 J, RB (INS - NATL)(f)	5.00%	07/01/2029	1,575	1,597,916
Series 2007 M, RB (INS - AGC)(f)	5.00%	07/01/2032	160	165,208
Series 2007 M, RB (INS - AGC)(f)	5.00%	07/01/2037	280	287,106
Puerto Rico (Commonwealth of) Infrastructure Financing Authority; Series 2006 B, RB (INS - AGC)(f)	5.00%	07/01/2023	100	103,368
Puerto Rico (Commonwealth of) Public Buildings Authority (Government Facilities);
Series 2002 F, Ref. RB (INS - AGC)(f)	5.25%	07/01/2021	1,500	1,518,840
Series 2007 M3, Ref. RB (INS - NATL)(f)	6.00%	07/01/2027	1,145	1,179,533
Series 2007 M-3, Ref. RB (INS - NATL)(f)	6.00%	07/01/2024	300	308,217
Series 2007 M-3, Ref. RB (INS - NATL)(f)	6.00%	07/01/2028	100	103,097
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB(g)	0.00%	07/01/2024	11,002	10,353,982
Series 2018 A-1, RB(g)	0.00%	07/01/2027	5,752	5,063,428
				64,980,103

Rhode Island–0.42%
Rhode Island Health & Educational Building Corp. (University of Rhode Island - Auxiliary Enterprise); Series 2009 B, RB (INS - AGC)(f)	5.25%	09/15/2029	1,265	1,269,478
Tobacco Settlement Financing Corp.;
Series 2015 A, Ref. RB	5.00%	06/01/2026	2,435	2,868,917
Series 2015 A, Ref. RB	5.00%	06/01/2027	3,600	4,221,864
Series 2015 A, Ref. RB	5.00%	06/01/2028	1,920	2,236,819
Series 2015 B, Ref. RB	2.25%	06/01/2041	1,435	1,506,980
				12,104,058

South Carolina–1.43%
Patriots Energy Group Financing Agency; Series 2018 A, RB(a)	4.00%	02/01/2024	8,000	8,734,000
SCAGO Educational Facilities Corp. for Pickens School District; Series 2015, Ref. RB	5.00%	12/01/2026	2,250	2,640,082
South Carolina (State of) Jobs-Economic Development Authority (AnMed Health); Series 2018 A, Ref. RB	5.00%	05/01/2025	1,500	1,748,655
South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance); Series 2013 A, Ref. RB(h)	5.00%	08/01/2021	1,300	1,325,961

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                    Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
South Carolina–(continued)
South Carolina (State of) Jobs-Economic Development Authority (Prisma Health Obligated Group);
Series 2018 A, Ref. RB	5.00%	05/01/2024	$1,000	$ 1,130,720
Series 2018 C, VRD RB(c)	0.12%	05/01/2048	10,000	10,000,000
South Carolina Transportation Infrastructure Bank;
Series 2012 A, Ref. RB(a)(h)	5.00%	10/01/2021	10,000	10,283,100
Series 2012 B, Ref. RB(a)(h)	5.00%	10/01/2022	5,000	5,383,500
				41,246,018

Tennessee–2.41%
Greeneville (Town of), TN Health & Educational Facilities Board (Ballad Health Obligated Group);
Series 2018 A, Ref. RB	5.00%	07/01/2023	1,800	1,978,560
Series 2018 A, Ref. RB	5.00%	07/01/2024	2,000	2,196,560
Series 2018 A, Ref. RB	5.00%	07/01/2025	2,000	2,190,700
Memphis (City of) & Shelby (County of), TN Airport Authority; Series 2011 D, Ref. RB	5.00%	07/01/2022	2,165	2,198,579
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities
Board (Blakeford at Green Hills); Series 2012, Ref. RB(h)	5.00%	07/01/2021	885	898,372
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities
Board (Lipscomb University); Series 2016 A, Ref. RB	5.00%	10/01/2021	745	760,138
Shelby (County of), TN Health, Educational & Housing Facilities Board (Methodist Le Bonheur Healthcare); Series 2017 A, RB	5.00%	05/01/2024	1,840	2,087,333
Tennessee Energy Acquisition Corp.;
Series 2006 A, RB	5.25%	09/01/2021	4,385	4,492,301
Series 2006 A, RB	5.25%	09/01/2023	39,950	44,516,685
Series 2017 A, RB(a)	4.00%	05/01/2023	3,420	3,651,774
Series 2018, RB(a)	4.00%	11/01/2025	4,000	4,540,600
				69,511,602

Texas–7.51%
Austin Convention Enterprises, Inc.;
Series 2017, Ref. RB	5.00%	01/01/2022	350	359,244
Series 2017, Ref. RB	5.00%	01/01/2025	900	967,828
Central Texas Regional Mobility Authority; Series 2018, RB	4.00%	01/01/2022	2,500	2,526,000
Clifton Higher Education Finance Corp. (Idea Public Schools); Series 2013, RB	5.00%	08/15/2023	575	605,475
Dallas-Fort Worth (Cities of), TX International Airport; Series 2013 F, Ref. RB	5.25%	11/01/2033	4,490	5,020,853
Denton Independent School District; Series 2015, Ref. GO Bonds (CEP - Texas Permanent School Fund)	5.00%	08/15/2024	6,685	7,729,799
Dickinson Independent School District; Series 2000, Ref. GO Bonds (CEP - Texas Permanent School Fund)	6.00%	02/15/2028	11,370	13,744,852
Frisco Independent School District; Series 2016 A, Ref. GO Bonds (CEP - Texas Permanent School Fund)	5.00%	08/15/2025	2,500	2,984,950
Grand Parkway Transportation Corp. (TELA Supported); Series 2018 B, RB(a)	5.00%	10/01/2023	5,000	5,517,850
Gulf Coast Industrial Development Authority (ExxonMobil); Series 2012, VRD RB(c)	0.01%	11/01/2041	64,200	64,200,000
Hale Center Education Facilities Corp. (Wayland Baptist); Series 2010, Ref. RB	5.00%	03/01/2035	800	802,368
Harris (County of), TX Hospital District; Series 2010, Ref. VRD RB (LOC - JPMorgan Chase Bank N.A.)(c)(d)	0.04%	02/15/2042	3,065	3,065,000
Harris (County of), TX Metropolitan Transit Authority; Series 2017 B, Ref. RB	5.00%	11/01/2025	3,040	3,647,787
Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System);
Series 2013 A, Ref. RB	5.00%	12/01/2023	1,625	1,753,018
Series 2014 A, RB(a)(h)	5.00%	12/01/2024	1,445	1,690,202
Harris County Cultural Education Facilities Finance Corp. (YMCA of the Greater Houston Area);
Series 2013 A, Ref. RB	5.00%	06/01/2021	535	538,162
Series 2013 A, Ref. RB	5.00%	06/01/2022	855	879,350
Houston (City of), TX;
Series 2014 C, Ref. RB	5.00%	05/15/2024	3,685	4,227,432
Series 2016 A, Ref. GO Bonds	5.00%	03/01/2024	3,060	3,483,351
Series 2017 A, Ref. GO Bonds	5.00%	03/01/2028	5,350	6,618,966
Series 2018 C, Ref. RB (70% of 1 mo. USD LIBOR +0.36%)(a)(b)	0.44%	08/01/2021	4,000	4,000,200
Houston (City of), TX (Combined Utility System); Series 2004 B-3, Ref. VRD RB (LOC - Sumitomo Mitsui Banking Corp.)(c)(d)	0.03%	05/15/2034	250	250,000
Houston Independent School District; Series 2016 A, Ref. GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2025	3,750	4,414,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                    Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Leander Independent School District; Series 2014 D, Ref. GO Bonds (CEP - Texas Permanent School Fund)(g)	0.00%	08/15/2027	$5,675	$ 4,956,829
Lower Colorado River Authority (LCRA Transmission Services Corp.);
Series 2018, Ref. RB	5.00%	05/15/2023	1,900	2,096,935
Series 2018, Ref. RB	5.00%	05/15/2024	2,430	2,780,163
Lower Neches Valley Authority Industrial Development Corp. (Exxonmobil ); Series 2010, VRD RB(c)	0.01%	11/01/2038	9,300	9,300,000
North East Texas Regional Mobility Authority; Series 2016, RB	5.00%	01/01/2026	1,870	2,207,479
North Texas Tollway Authority; Series 2019 B, Ref. RB	5.00%	01/01/2025	2,000	2,325,000
Northside Independent School District (School Building); Series 2012, GO Bonds (CEP - Texas Permanent School Fund)(a)	1.75%	06/01/2022	2,900	2,901,856
San Antonio (City of), TX;
Series 2016, RB(h)	5.00%	02/01/2023	5,345	5,829,417
Series 2016, RB	5.00%	02/01/2023	1,155	1,259,920
San Antonio (City of), TX Water System; Series 2013 B, Ref. RB	5.00%	05/15/2031	2,720	2,993,686
San Antonio Independent School District; Series 2019, Ref. GO Bonds (CEP - Texas Permanent School Fund)	5.00%	08/15/2025	5,400	6,455,376
Sienna Plantation Management District;
Series 2021, GO Bonds (INS - BAM)(f)	2.00%	10/15/2029	535	544,400
Series 2021, GO Bonds (INS - BAM)(f)	2.00%	10/15/2030	555	561,782
Series 2021, GO Bonds (INS - BAM)(f)	2.00%	10/15/2031	575	579,485
Series 2021, GO Bonds (INS - BAM)(f)	2.00%	10/15/2032	595	597,422
Tarrant County Cultural Education Facilities Finance Corp. (Christus Health); Series 2018 A, Ref. RB	5.00%	07/01/2024	1,850	2,112,830
Texas (State of) Water Development Board (State Water Implementation Revenue Fund);
Series 2018 A, RB	5.00%	10/15/2022	2,500	2,696,050
Series 2018 A, RB	5.00%	10/15/2024	2,500	2,912,200
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, RB	6.25%	12/15/2026	4,330	5,084,719
Texas Municipal Gas Acquisition & Supply Corp. III; Series 2012, RB(h)	5.00%	12/15/2023	0	0
Texas Public Finance Authority; Series 2018 A, Ref. GO Bonds	5.00%	10/01/2023	5,000	5,610,700
Texas State University Board of Regents;
Series 2017 A, Ref. RB	5.00%	03/15/2023	2,150	2,357,281
Series 2017 A, Ref. RB	5.00%	03/15/2024	4,000	4,557,240
Tyler Health Facilities Development Corp. (Mother Frances Hospital Regional Health Care Center); Series 2011, RB(h)	5.00%	07/01/2021	1,285	1,305,059
University of Texas System Board of Regents; Series 2010, Ref. RB	5.00%	08/15/2021	5,340	5,458,174
				216,511,190

Utah–0.62%
Murray (City of), UT (IHC Health Services, Inc.); Series 2005 B, VRD RB(c)	0.01%	05/15/2037	3,835	3,835,000
Utah (County of), UT (IHC Health Services, Inc.); Series 2018 B, RB(a)	5.00%	08/01/2024	4,000	4,525,560
Weber (County of), UT; Series 2000 C, VRD RB(c)	0.01%	02/15/2035	9,540	9,540,000
				17,900,560

Virgin Islands–0.29%
Virgin Islands (Government of) Public Finance Authority;
Series 2010 A, Ref. RB (INS - AGM)(f)	5.00%	10/01/2029	215	218,784
Series 2015, RB(e)	5.00%	09/01/2022	2,220	2,345,252
Series 2015, RB(e)	5.00%	09/01/2023	1,500	1,634,805
Series 2015, RB(e)	5.00%	09/01/2024	1,650	1,846,037
Series 2015, RB(e)	5.00%	09/01/2025	1,500	1,715,895
Virgin Islands (Government of) Water & Power Authority (Electric System); Series 2010 B, RB (INS - AGM)(f)	5.00%	07/01/2022	580	584,831
				8,345,604

Virginia–1.75%
Chesapeake Bay Bridge & Tunnel District; Series 2019, RAN	5.00%	11/01/2023	17,645	19,635,003
Fairfax (County of), VA Economic Development Authority (Wiehle Ave Metrorail Station); Series 2020, Ref. RB	5.00%	08/01/2027	1,400	1,758,484
Stafford (County of) & Staunton (City of), VA Industrial Development Authority; Series 2008 B, RB	6.50%	08/01/2028	1,165	1,165,257
Virginia (Commonwealth of) College Building Authority (21st Century College and Equipment Programs); Series 2015 A, RB	5.00%	02/01/2024	4,075	4,623,128

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                    Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Virginia–(continued)
Virginia Commonwealth Transportation Board;
Series 2016, RB	5.00%	03/15/2024	$1,500	$ 1,709,955
Series 2016, RB	5.00%	09/15/2024	1,015	1,177,776
Series 2017 A, Ref. RB	5.00%	05/15/2024	5,395	6,183,533
Series 2017, RB	5.00%	05/15/2025	5,640	6,684,979
Series 2017, Ref. RB	5.00%	09/15/2023	5,000	5,592,750
York (County of), VA Economic Development Authority; Series 2009 A, Ref. PCR(a)	1.90%	06/01/2023	2,000	2,049,800
				50,580,665

Washington–1.43%
Energy Northwest (Columbia Generating Station); Series 2011 A, Ref. RB	5.00%	07/01/2023	2,500	2,539,975
Energy Northwest (Project #3); Series 2018 C, Ref. RB	5.00%	07/01/2023	4,000	4,437,200
Seattle (City of), WA; Series 2015 A, Ref. GO Bonds	5.00%	06/01/2023	4,000	4,427,240
Seattle (Port of), WA; Series 2015 B, Ref. RB	5.00%	03/01/2022	1,205	1,261,852
Washington (State of); Series 1998 C, GO Bonds	5.50%	07/01/2023	2,815	3,014,443
Washington (State of) Health Care Facilities Authority (Catholic Health Initiatives); Series 2013, RB (SIFMA Municipal Swap Index + 1.40%)(a)(b)	1.43%	01/01/2025	5,650	5,687,968
Washington (State of) Health Care Facilities Authority (Fred Hutchinson Cancer Research Center); Series 2017, Ref. RB (67% of 1 mo. USD LIBOR + 1.10%)(a)(b)	1.18%	07/01/2022	5,000	5,023,000
Washington (State of) Housing Finance Commission (Kitts Corner Apartments); Series 2014, VRD RB (LOC - FHLB of San Francisco)(c)(d)	0.03%	09/01/2049	2,175	2,175,000
Washington (State of) Tobacco Settlement Authority;
Series 2018, Ref. RB	5.00%	06/01/2023	2,500	2,755,300
Series 2018, Ref. RB	5.00%	06/01/2024	3,750	4,128,975
Washington Health Care Facilities Authority (CommonSpirit Health); Series 2019 B-3, Ref. RB(a)	5.00%	08/01/2026	5,000	5,908,100
				41,359,053

West Virginia–0.33%
Mason (County of), WV (Appalachian Power Co.); Series 2003 L, PCR	2.75%	10/01/2022	2,500	2,597,600
West Virginia (State of) Economic Development Authority; Series 2017, Ref. RB	5.00%	06/15/2027	5,610	6,974,857
				9,572,457

Wisconsin–0.30%
Public Finance Authority (Barton College); Series 2018 A, RB	5.00%	03/01/2028	1,335	1,424,752
Wisconsin (State of); Series 2017-1, Ref. RB	5.00%	07/01/2025	3,790	4,503,885
Wisconsin (State of) Health & Educational Facilities Authority (Advocate Aurora Health Credit Group); Series 2018 B-3, Ref. RB(a)	5.00%	01/31/2024	2,495	2,818,152
				8,746,789

Wyoming–0.04%
Wyoming (State of) Municipal Power Agency; Series 2017 A, Ref. RB (INS - BAM)(f)	5.00%	01/01/2024	1,000	1,123,410
TOTAL INVESTMENTS IN SECURITIES(i)–98.42% (Cost $2,745,698,014)				2,838,507,271
OTHER ASSETS LESS LIABILITIES–1.58%				45,502,807
NET ASSETS–100.00%				$2,884,010,078

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                    Invesco Limited Term Municipal Income Fund

Investment Abbreviations:
AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- American Municipal Bond Assurance Corp.
BAM	- Build America Mutual Assurance Co.
CEP	- Credit Enhancement Provider
COP	- Certificates of Participation
CPI	- Consumer Price Index
FGIC	- Financial Guaranty Insurance Company
FHLB	- Federal Home Loan Bank
FHLMC	- Federal Home Loan Mortgage Corp.
GNMA	- Government National Mortgage Association
GO	- General Obligation
IDR	- Industrial Development Revenue Bonds
INS	- Insurer
LIBOR	- London Interbank Offered Rate
LOC	- Letter of Credit
NATL	- National Public Finance Guarantee Corp.
PCR	- Pollution Control Revenue Bonds
RAN	- Revenue Anticipation Notes
RB	- Revenue Bonds
Ref.	- Refunding
RN	- Revenue Notes
SGI	- Syncora Guarantee, Inc.
SIFMA	- Securities Industry and Financial Markets Association
USD	- U.S. Dollar
VRD	- Variable Rate Demand

Notes to Schedule of Investments:

(a)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2021.
(c)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on February 28, 2021.

(d)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2021 was $46,014,100, which represented 1.60% of the Fund’s Net Assets.

(f)	Principal and/or interest payments are secured by the bond insurance company listed.
(g)	Zero coupon bond issued at a discount.
(h)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(i)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the borrower’s obligations but may be called upon to satisfy the borrower’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                    Invesco Limited Term Municipal Income Fund

Statement of Assets and Liabilities

February 28, 2021

Assets:
Investments in securities, at value (Cost $2,745,698,014)	$2,838,507,271
Cash	30,083,694
Receivable for:
Investments sold	515,086
Fund shares sold	11,907,295
Interest	21,441,097
Investment for trustee deferred compensation and retirement plans	232,010
Other assets	981,018
Total assets	2,903,667,471

Liabilities:
Payable for:
Investments purchased	15,000,103
Dividends	1,023,876
Fund shares reacquired	2,186,221
Accrued fees to affiliates	942,839
Accrued interest expense	5,064
Accrued trustees’ and officers’ fees and benefits	2,934
Accrued other operating expenses	228,862
Trustee deferred compensation and retirement plans	267,494
Total liabilities	19,657,393
Net assets applicable to shares outstanding	$2,884,010,078

Net assets consist of:
Shares of beneficial interest	$2,833,728,888
Distributable earnings	50,281,190
$2,884,010,078

Net Assets:
Class A	$1,414,160,768
Class A2	$32,880,347
Class C	$95,786,218
Class Y	$991,333,569
Class R5	$2,164,806
Class R6	$347,684,370

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	122,739,326
Class A2	2,852,058
Class C	8,317,180
Class Y	86,080,270
Class R5	187,913
Class R6	30,197,037
Class A:
Net asset value per share	$11.52
Maximum offering price per share (Net asset value of $11.52 ÷ 97.50%)	$11.82
Class A2:
Net asset value per share	$11.53
Maximum offering price per share (Net asset value of $11.53 ÷ 99.00%)	$11.65
Class C:
Net asset value and offering price per share	$11.52
Class Y:
Net asset value and offering price per share	$11.52
Class R5:
Net asset value and offering price per share	$11.52
Class R6:
Net asset value and offering price per share	$11.51

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                    Invesco Limited Term Municipal Income Fund

Statement of Operations

For the year ended February 28, 2021

Investment income:
Interest	$56,105,294

Expenses:
Advisory fees	5,683,245

Administrative services fees	342,757

Custodian fees	25,208

Distribution fees:

Class A	3,077,341

Class C	1,044,889

Interest, facilities and maintenance fees	387,653

Transfer agent fees – A, A2, C and Y	1,949,499

Transfer agent fees – R5	(779)

Transfer agent fees – R6	42,681

Trustees’ and officers’ fees and benefits	59,165

Registration and filing fees	191,724

Reports to shareholders	142,662

Professional services fees	76,462

Other	45,876

Total expenses	13,068,383

Less: Expense offset arrangement(s)	(226)

Net expenses	13,068,157

Net investment income	43,037,137

Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investment securities	(3,108,319)

Change in net unrealized appreciation of unaffiliated investment securities	3,484,219

Net realized and unrealized gain	375,900

Net increase in net assets resulting from operations	$43,413,037

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                    Invesco Limited Term Municipal Income Fund

Statement of Changes in Net Assets

For the years ended February 28, 2021 and February 29, 2020

	2021	2020

Operations:
Net investment income	$43,037,137	$43,776,856

Net realized gain (loss)	(3,108,319)	672,817

Change in net unrealized appreciation	3,484,219	56,060,334

Net increase in net assets resulting from operations	43,413,037	100,510,007

Distributions to shareholders from distributable earnings:
Class A	(21,222,710)	(23,041,136)

Class A2	(714,915)	(1,208,339)

Class C	(1,033,730)	(1,414,451)

Class Y	(15,983,189)	(16,772,304)

Class R5	(46,218)	(60,846)

Class R6	(5,887,862)	(5,958,958)

Total distributions from distributable earnings	(44,888,624)	(48,456,034)

Share transactions–net:
Class A	297,980,725	56,991,094

Class A2	(14,489,884)	(5,518,380)

Class C	(13,051,730)	10,720,200

Class Y	271,135,135	27,557,962

Class R5	(212,009)	(495,211)

Class R6	81,943,997	48,411,822

Net increase in net assets resulting from share transactions	623,306,234	137,667,487

Net increase in net assets	621,830,647	189,721,460

Net assets:
Beginning of year	2,262,179,431	2,072,457,971

End of year	$2,884,010,078	$2,262,179,431

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                    Invesco Limited Term Municipal Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/21	$11.52	$0.19	$0.01	$0.20	$(0.20)	$11.52	1.75%	$1,414,161	0.62	%(d	0.62	%(d)	0.61	%(d)	1.65	%(d)	19%
Year ended 02/29/20	11.25	0.22	0.30	0.52	(0.25)	11.52	4.68	1,115,905	0.61		0.61		–		1.98		26
Year ended 02/28/19	11.22	0.24	0.02	0.26	(0.23)	11.25	2.38	1,033,140	0.63		0.63		–		2.17		45
Year ended 02/28/18	11.31	0.21	(0.10)	0.11	(0.20)	11.22	0.93	1,048,359	0.62		0.62		–		1.86		20
Year ended 02/28/17	11.57	0.21	(0.27)	(0.06)	(0.20)	11.31	(0.51)	1,274,653	0.60		0.60		–		1.79		29
Class A2
Year ended 02/28/21	11.53	0.22	0.01	0.23	(0.23)	11.53	2.00	32,880	0.37	(d)	0.37	(d)	0.36	(d)	1.90	(d)	19
Year ended 02/29/20	11.25	0.25	0.31	0.56	(0.28)	11.53	5.02	47,719	0.36		0.36		–		2.23		26
Year ended 02/28/19	11.22	0.27	0.02	0.29	(0.26)	11.25	2.64	52,007	0.38		0.38		–		2.42		45
Year ended 02/28/18	11.31	0.24	(0.11)	0.13	(0.22)	11.22	1.18	57,533	0.37		0.37		–		2.11		20
Year ended 02/28/17	11.58	0.23	(0.27)	(0.04)	(0.23)	11.31	(0.35)	72,115	0.35		0.35		–		2.04		29
Class C
Year ended 02/28/21	11.52	0.10	0.01	0.11	(0.11)	11.52	0.99	95,786	1.37	(d)	1.37	(d)	1.36	(d)	0.90	(d)	19
Year ended 02/29/20	11.24	0.14	0.31	0.45	(0.17)	11.52	3.99	108,818	1.36		1.36		–		1.23		26
Year ended 02/28/19	11.21	0.16	0.02	0.18	(0.15)	11.24	1.61	95,674	1.38		1.38		–		1.42		45
Year ended 02/28/18	11.30	0.13	(0.11)	0.02	(0.11)	11.21	0.18	304,861	1.37		1.37		–		1.11		20
Year ended 02/28/17	11.56	0.12	(0.26)	(0.14)	(0.12)	11.30	(1.26)	390,826	1.35		1.35		–		1.04		29
Class Y
Year ended 02/28/21	11.52	0.22	0.01	0.23	(0.23)	11.52	2.00	991,334	0.37	(d)	0.37	(d)	0.36	(d)	1.90	(d)	19
Year ended 02/29/20	11.24	0.25	0.31	0.56	(0.28)	11.52	5.02	721,346	0.36		0.36		–		2.23		26
Year ended 02/28/19	11.21	0.27	0.02	0.29	(0.26)	11.24	2.64	677,051	0.38		0.38		–		2.42		45
Year ended 02/28/18	11.30	0.24	(0.11)	0.13	(0.22)	11.21	1.18	737,222	0.37		0.37		–		2.11		20
Year ended 02/28/17	11.56	0.23	(0.26)	(0.03)	(0.23)	11.30	(0.27)	801,182	0.35		0.35		–		2.04		29
Class R5
Year ended 02/28/21	11.51	0.23	0.01	0.24	(0.23)	11.52	2.14	2,165	0.25	(d)	0.25	(d)	0.23	(d)	2.02	(d)	19
Year ended 02/29/20	11.23	0.26	0.31	0.57	(0.29)	11.51	5.10	2,377	0.29		0.29		–		2.30		26
Year ended 02/28/19	11.21	0.27	0.01	0.28	(0.26)	11.23	2.54	2,812	0.38		0.38		–		2.42		45
Year ended 02/28/18	11.30	0.24	(0.11)	0.13	(0.22)	11.21	1.18	10,237	0.37		0.37		–		2.11		20
Year ended 02/28/17	11.57	0.23	(0.27)	(0.04)	(0.23)	11.30	(0.33)	10,893	0.35		0.35		–		2.04		29
Class R6
Year ended 02/28/21	11.51	0.23	0.01	0.24	(0.24)	11.51	2.08	347,684	0.30	(d)	0.30	(d)	0.28	(d)	1.97	(d)	19
Year ended 02/29/20	11.24	0.26	0.30	0.56	(0.29)	11.51	5.01	266,014	0.28		0.28		–		2.31		26
Year ended 02/28/19	11.21	0.28	0.02	0.30	(0.27)	11.24	2.71	211,774	0.30		0.30		–		2.50		45
Period ended 02/28/18(e)	11.30	0.22	(0.10)	0.12	(0.21)	11.21	1.10	167,084	0.29	(f)	0.29	(f)	–		2.19	(f)	20

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are based on average daily net assets (000’s omitted) of $1,227,461, $35,822, $104,207, $809,766 , $2,273 and $287,093 for Class A, Class A2, Class C, Class Y, Class R5 and Class R6 shares, respectively.

(e)	Commencement date of April 4, 2017.
(f)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                    Invesco Limited Term Municipal Income Fund

Notes to Financial Statements

February 28, 2021

NOTE 1–Significant Accounting Policies

Invesco Limited Term Municipal Income Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is federal tax-exempt current income.

The Fund currently consists of six different classes of shares: Class A, Class A2, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A and Class A2 shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

As of the close of business on October 30, 2002, Class A2 shares are closed to new investors.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to

30                    Invesco Limited Term Municipal Income Fund

shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining the credit agreement.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Other Risks – The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 500 million	0.300%

Over $500 million up to and including $1 billion	0.250%

Over $1 billion	0.200%

For the year ended February 28, 2021, the effective advisory fee rate incurred by the Fund was 0.23%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class A2, Class C, Class Y, Class R5 and Class R6 shares to 1.50%, 1.25%, 2.25%, 1.25%, 1.25% and 1.25%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to

31                    Invesco Limited Term Municipal Income Fund

intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class A2, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Rule 12b-1 payment, up to 0.25% of the average daily net assets of the Class A and Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Class A and Class C shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A and Class A2 shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2021, IDI advised the Fund that IDI retained $204,720 and $406 in front-end sales commissions from the sale of Class A and Class A2 shares, respectively, and $204,766, $0 and $2,154 from Class A, Class A2 and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2021, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2021, the Fund engaged in securities purchases of $669,551,869 and securities sales of $188,505,582, which did not result in any net realized gains (losses).

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $226.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances and Borrowings

Effective February 25, 2021, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $2.0 billion, collectively by certain Funds, and which will expire on February 24, 2022. The revolving credit and security agreement is secured by the assets of the Fund. At February 28, 2021, the Fund had no borrowings outstanding under this agreement.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

32                    Invesco Limited Term Municipal Income Fund

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2021 and February 29, 2020:

	2021	2020

Ordinary income	$496,483	$–

Ordinary income-tax-exempt	44,392,141	48,456,034

Total distributions	$44,888,624	$48,456,034

Tax Components of Net Assets at Period-End:

2021

Net unrealized appreciation – investments	$93,330,047

Temporary book/tax differences	(187,145)

Capital loss carryforward	(42,861,712)

Shares of beneficial interest	2,833,728,888

Total net assets	$2,884,010,078

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to book to tax accretion differences and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2021, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$25,886,813	$16,974,899	$42,861,712

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2021 was $388,238,055 and $366,008,261, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$94,549,196

Aggregate unrealized (depreciation) of investments	(1,219,149)

Net unrealized appreciation of investments	$93,330,047

Cost of investments for tax purposes is $2,745,177,224.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of taxable income, on February 28, 2021, undistributed net investment income was increased by $388,259, undistributed net realized gain (loss) was increased by $17,687 and shares of beneficial interest was decreased by $405,946. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity
	Year ended February 28, 2021(a)		Year ended February 29, 2020
	Shares	Amount	Shares	Amount

Sold:
Class A	52,515,714	$602,098,982	31,701,054	$360,812,060

Class A2	24,204	275,785	196,872	2,242,397

Class C	2,431,646	27,554,467	4,124,490	46,971,435

Class Y	52,535,212	602,125,737	23,268,809	264,853,316

Class R5	26,835	306,937	13,456	153,332

Class R6	12,417,909	142,331,858	8,232,518	93,631,072

33                    Invesco Limited Term Municipal Income Fund

	Summary of Share Activity

	Year ended February 28, 2021(a)		Year ended February 29, 2020
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	1,400,293	$16,039,267	1,504,896	$17,140,801

Class A2	38,461	440,446	51,387	585,435

Class C	76,002	868,804	105,186	1,197,535

Class Y	837,071	9,586,526	885,511	10,080,052

Class R5	1,485	16,971	1,914	21,776

Class R6	442,950	5,070,599	451,146	5,135,549

Automatic conversion of Class C shares to Class A shares:
Class A	401,602	4,627,748	73,124	832,910

Class C	(401,690)	(4,627,748)	(73,138)	(832,910)

Reacquired:
Class A	(28,425,706)	(324,785,272)	(28,302,030)	(321,794,677)

Class A2	(1,349,711)	(15,206,115)	(731,267)	(8,346,212)

Class C	(3,237,000)	(36,847,253)	(3,219,660)	(36,615,860)

Class Y	(29,928,053)	(340,577,128)	(21,759,404)	(247,375,406)

Class R5	(46,889)	(535,917)	(59,174)	(670,319)

Class R6	(5,766,759)	(65,458,460)	(4,426,729)	(50,354,799)

Net increase in share activity	53,993,576	$623,306,234	12,038,961	$137,667,487

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 74% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

34                    Invesco Limited Term Municipal Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Limited Term Municipal Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Limited Term Municipal Income Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

35                    Invesco Limited Term Municipal Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2020 through February 28, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
	Beginning Account Value (09/01/20)	Ending Account Value (02/28/21)[1]	Expenses Paid During Period[2,3]	Ending Account Value (02/28/21)	Expenses Paid During Period[2,4]
Class A	$1,000.00	$1,009.50	$3.19	$1,021.62	$3.21	0.64%
Class A2	1,000.00	1,008.20	1.94	1,022.86	1.96	0.39
Class C	1,000.00	1,004.40	6.91	1,017.90	6.95	1.39
Class Y	1,000.00	1,009.50	1.94	1,022.86	1.96	0.39
Class R5	1,000.00	1,010.50	1.84	1,022.96	1.86	0.37
Class R6	1,000.00	1,009.90	1.54	1,023.26	1.56	0.31

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2020 through February 28, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year. The annualized expense ratios have been restated to reflect line of credit expenses. Had these expenses occurred throughout the entire most recent fiscal half year, the annualized expense rations would have been 0.68%, 0.43%, 1.43%, 0.43%, 0.41%, and 0.35% for Class A, Class A2, Class C, Class Y, Class R5 and Class R6 shares, respectively.

[3]

The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $3.39, $2.14, $7.11, $2.14, $2.04 and $1.74 for Class A, Class A2, Class C, Class Y, Class R5 and Class R6 shares, respectively.

[4]

The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent half year are $3.41, $2.16, $7.15, $2.16, $2.06 and $1.76 for Class A, Class A2, Class C, Class Y, Class R5 and Class R6 shares, respectively.

36                    Invesco Limited Term Municipal Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2021:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Business Interest Income*	0.00%
Qualified Business Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Tax-Exempt Interest Dividends*	98.89%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

37                    Invesco Limited Term Municipal Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			191	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                     Invesco Limited Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	191	enaible, Inc. (artificial intelligence technology); Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	191	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	191	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	191	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization);Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	191	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2                     Invesco Limited Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			191	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	191	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	191	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			191	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	191	Elucida Oncology (nanotechnology & medical particles company);

T-3                     Invesco Limited Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board member of Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest and Andrews and Kurth	191	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	191	None
Daniel S. Vandivort – 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	191	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	191	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4                     Invesco Limited Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

T-5                     Invesco Limited Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

			N/A	N/A

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

T-6                     Invesco Limited Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster — 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7                     Invesco Limited Term Municipal Income Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242	Invesco Distributors, Inc.	LTMI-AR-1

Annual Report to Shareholders	February 28, 2021

Invesco Municipal Income Fund
Nasdaq: A: VKMMX ∎ C: VMICX ∎ Y: VMIIX ∎ Investor: VMINX ∎ R6: VKMSX

Management’s Discussion of Fund Performance

Performance summary

For the year ended February 28, 2021, Class A shares of Invesco Municipal In-come Fund (the Fund), at net asset value (NAV), underperformed the S&P Municipal Bond 5+ Year Investment Grade Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 2/29/20 to 2/28/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-0.14%
Class C Shares	-0.83
Class Y Shares	0.11
Investor Class Shares	0.03
Class R6 Shares	0.17
S&P Municipal Bond Index▼ (Broad Market Index)	1.22
S&P Municipal Bond 5+ Year Investment Grade Index▼ (Style-Specific Index)	0.95
Lipper General Municipal Debt Funds Index∎ (Peer Group Index)	0.77
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

The broad municipal bond market experienced positive returns for the seventh consecutive year in 2020, even despite the unexpected twist of the coronavirus (COVID-19) global pandemic that pierced the markets and forced society to navigate unchartered waters in March 2020.

Investment-grade municipal bonds returned 1.06%, high-yield municipal bonds returned 1.27%, and taxable municipal bonds returned 0.43% during the year.1

The year began with an unexpected major market shift as the global spread of COVID-19 ignited macroeconomic concerns. Significant equity market sell-offs incited a flight to quality that caused a strong municipal rally in Feb-ruary 2020. In March, however, a flight to cash caused extreme volatility and price declines across the municipal market.

Municipal funds averaged about $10 billion per week in outflows during March.2 Total fund outflows were $21 billion for the first quarter of 2020, with the majority in the high-yield segment.2 High-yield municipal funds generally hold anywhere from 30% to 60% of their portfolios in investment-grade securities. As a result, funds had been selling both high-yield and investment-grade securities into a distressed market to meet shareholder redemptions. This led to price declines across the municipal universe.

Continued uncertainty regarding COVID-19 and its economic effects caused other major dislocations in the marketplace, including US Treasuries. Near the end of March, 10-year AAA-rated† municipals traded at yields that were roughly 370% of the yield on comparable maturity US Treasuries – well above the historical norm of approximately 90%.3

The Coronavirus Aid, Relief, and Economic Security Act (CARES Act), enacted at the end of March, gave the US Federal Reserve (the Fed) the ability to invest in programs or facili-

ties established by the Fed which included the Municipal Liquidity Facility (MLF). The CARES Act also provided $150 billion for state and local governments and established the Disaster Relief Fund.

The Fed cut the federal funds rate twice in 2020 during unscheduled emergency meetings in March in response to COVID-19, consisting of half a percentage and whole percentage point leaving the target range 0.00% to 0.25%.4

Investors continued to sell municipal bonds in April amid disruption from the COVID-19 pandemic. However, May and June saw performance improve despite ongoing market turmoil. As April began, many states maintained quarantines with indeterminate time-lines for closures of non-essential businesses.

Throughout the summer months, the municipal market began to rebound with gains that erased the earlier 2020 losses. The municipal market continued to benefit from federal support from the MLF which enabled two issuers per state, city, or county to use proceeds from the sale of notes to service their debt payments. While only two issuers accessed the MLF, the State of Illinois and the Metropolitan Transportation Authority, just the availability of the program provided a psychological safety net for the market.

As the COVID-19 pandemic continued into fall and winter, most states saw cases rise amid colder weather and holiday gatherings, which led to renewed restrictions on non-essential businesses and had a negative effect on the economy. Attention moved to the US Presidential election and medical advancements toward a vaccine.

We believe the election of Joe Biden and Kamala Harris, aligned with a Democrat-controlled Congress, could benefit municipal bonds given their stated support for numerous initiatives, including a larger stimulus bill and an infrastructure package, as well as health care and tax reform.

A highly demanded second stimulus package was signed at the end of the year. The $900 billion Omnibus Spending and COVID Relief Deal included funding for small businesses, the unemployed, and health care workers.

In December, several pharmaceutical companies reported long-awaited breakthroughs and a vaccine with 95% effectiveness was approved for widespread distribution, significantly improving both investor and public sentiment.

New issuance totaled $465 billion for the year, up 3% from the previous year’s $449 billion. Taxable municipals played a significant role in this increase in 2020, having 43% of new issuance.5 This can be attributed to recent changes in tax laws. Municipalities are no longer able to refinance existing debt with new tax-exempt debt, thus causing an uptrend in taxable municipal issuance.

Municipal credits have a long history of low default rates as many provide essential services to all Americans. Most municipal issuers were in strong financial shape heading into the COVID-19 pandemic. Despite speculation, a flurry of downgrades has not yet occurred, mainly because most issuers have a rainy-day fund or cash on hand for difficult times. Though there could be small, isolated pockets of defaults in the future, we believe the vast majority of municipal bonds will stay current on principal and interest, as history has shown.

At the close of the year, the House passed the $1.9 trillion American Rescue Plan Act of 2021. Subsequent to year end, on March 11, 2021, this bill was signed into law. The US Food and Drug Administration issued an emergency use authorization for a third vaccine. February also brought $34 billion in municipal bond supply, higher than the average supply for the last five years for the month.

During the year, an overweight exposure among tobacco and industrial development revenue/pollution control revenue contributed to relative return over the period. Security selection and overweight exposure to bonds of 10.00-19.99 years in duration specifically added to relative performance. On a state level, bonds domiciled in Illinois and New York contributed to relative performance.

An underweight exposure among local general obligation bonds was detractive from relative return over the year. Underweight exposure to bonds of 3.00-9.99 years in duration specifically detracted from relative performance. On a state level, bonds domiciled in Texas detracted from relative performance.

During the year, leverage contributed to the Fund’s performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of

2	Invesco Municipal Income Fund

leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Thank you for investing in Invesco Municipal Income Fund and for sharing our long-term investment horizon.

1 Source: Bloomberg Barclays

2 Source: Strategic Insight

3 Source: US Department of the Treasury

4 Source: US Federal Reserve

5 Source: The Bond Buyer

† A credit rating is an assessment provided by a NRSRO of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodologies, please visit www.standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

Portfolio manager(s):

John Connelly

Joshua Cooney

Elizabeth S. Mossow

Tim O’Reilly

Mark Paris

Jim Phillips

John Schorle

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Municipal Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/11

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Municipal Income Fund

Average Annual Total Returns
As of 2/28/21, including maximum applicable sales charges

Class A Shares
Inception (8/1/90)	4.79%
10 Years	4.43
5 Years	2.62
1 Year	-4.36

Class C Shares
Inception (8/13/93)	4.01%
10 Years	4.25
5 Years	2.75
1 Year	-1.80

Class Y Shares
Inception (8/12/05)	4.16%
10 Years	5.16
5 Years	3.78
1 Year	0.11

Investor Class Shares
10 Years	4.98%
5 Years	3.64
1 Year	0.03

Class R6 Shares
10 Years	5.01%
5 Years	3.76
1 Year	0.17

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen Municipal Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen Municipal Income Fund (renamed Invesco Municipal Income Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y are those for Class A, Class C and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

Investor Class shares incepted on July 15, 2013. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Municipal Income Fund

Supplemental Information

Invesco Municipal Income Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎  The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.

∎  The S&P Municipal Bond 5+ Year Investment Grade Index seeks to measure the performance of investment-grade US municipal bonds with maturities equal to or greater than five years.

∎  The Lipper General Municipal Debt Funds Index is an unmanaged index considered representative of general municipal debt funds tracked by Lipper.

∎  The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Municipal Income Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments

Revenue Bonds	84.8%

General Obligation Bonds	8.6

Pre-Refunded Bonds	6.5

Other	0.1

Top Five Debt Holdings

% of total net assets

1. Public Authority for Colorado Energy, Series 2008, RB	1.0%

2. New York (City of), NY Water & Sewer System, Series 2012 FF, RB	0.8

3. Missouri (State of) Health & Educational Facilities Authority (Mercy Health), Series 2017 C, Ref. RB	0.8

4. Buckeye Tobacco Settlement Financing Authority, Series 2020 B-2, Ref. RB	0.7

5. Seattle (Port of), WA, Series 2018 A, RB	0.7

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2021.

7	Invesco Municipal Income Fund

Schedule of Investments

February 28, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–105.17%
Alabama–2.13%
Alabama (State of) Special Care Facilities Financing Authority (Ascension Health Senior Credit Group); Series 2016 B, Ref. RB	5.00%	11/15/2046	$11,790	$13,967,614
Auburn University; Series 2011 A, RB(a)(b)	5.00%	06/01/2021	1,000	1,012,060
Birmingham (City of), AL Special Care Facilities Financing Authority (Methodist Home for the Aging); Series 2016, RB	5.75%	06/01/2035	4,200	4,402,650
Birmingham (City of), AL Water Works Board; Series 2015 A, Ref. RB(a)(b)(c)	5.00%	01/01/2025	10,005	11,694,344
Black Belt Energy Gas District (The) (No. 4); Series 2019 A-1, RB(b)	4.00%	12/01/2025	15,000	17,050,650
Hoover (City of), AL Industrial Development Board (United States Steel Corp.); Series 2019, RB(d)	5.75%	10/01/2049	5,000	5,688,450
Huntsville (City of), AL Special Care Facilities Financing Authority (Redstone Village); Series 2007, RB(e)	5.50%	01/01/2043	900	597,852
Lower Alabama Gas District (The); Series 2016 A, RB(c)	5.00%	09/01/2046	6,000	8,433,120
Tuscaloosa (County of), AL Industrial Development Authority (Hunt Refining); Series 2019 A, Ref. IDR(f)	5.25%	05/01/2044	5,000	5,692,550
UAB Medicine Finance Authority; Series 2019, RB	4.00%	09/01/2044	7,250	8,186,845
				76,726,135

Alaska–0.42%
Alaska (State of) Industrial Development & Export Authority (Providence Health Services); Series 2011 A, RB	5.00%	10/01/2040	1,250	1,270,900
Series 2011 A, RB	5.50%	10/01/2041	3,000	3,057,960
Alaska Municipal Bond Bank Authority; Series 2017 A, RB(c)	5.50%	10/01/2042	9,000	10,890,270
				15,219,130

Arizona–2.93%
Arizona (State of) Health Facilities Authority (Catholic Healthcare West); Series 2011 B-1, RB(a)(b)	5.25%	03/01/2021	5,000	5,000,000
Arizona (State of) Industrial Development Authority; Series 2020 A, RB	4.00%	11/01/2050	2,500	2,823,350
Arizona (State of) Industrial Development Authority (Basis Schools); Series 2017 A, Ref. RB(f)	5.25%	07/01/2047	4,500	4,985,820
Arizona (State of) Industrial Development Authority (Great Laked Senior Living Community); Series 2019 A, RB	5.00%	01/01/2043	2,045	1,913,343
Arizona (State of) Industrial Development Authority (Kaizen Education Foundation); Series 2016, RB(f)	5.50%	07/01/2036	5,840	6,553,998
Arizona (State of) Industrial Development Authority (Pinecrest Academy of Nevada-Horizon, Inspirada and St. Rose Campus Projects); Series 2018 A, RB(f)	5.75%	07/15/2048	3,150	3,568,163
City of Phoenix Civic Improvement Corp.; Series 2019, RB	5.00%	07/01/2049	13,155	15,974,511
Glendale (City of), AZ Industrial Development Authority (The Beatitudes Campus); Series 2017, Ref. RB	5.00%	11/15/2032	2,560	2,785,971
Series 2017, Ref. RB	5.00%	11/15/2036	2,200	2,376,418
Maricopa (County of), AZ Industrial Development Authority (Paradise Schools); Series 2016, Ref. RB(f)	5.00%	07/01/2036	2,500	2,760,075
Phoenix (City of), AZ Industrial Development Authority (Great Hearts Academies); Series 2012, RB(a)(b)	6.30%	07/01/2021	1,000	1,019,500
Series 2012, RB(a)(b)	6.40%	07/01/2021	400	407,932
Phoenix (City of), AZ Industrial Development Authority (Legacy Traditional Schools); Series 2014 A, RB(f)	6.50%	07/01/2034	1,095	1,267,156
Phoenix (City of), AZ Industrial Development Authority (Rowan University); Series 2012, RB	5.25%	06/01/2034	3,000	3,126,390
Series 2012, RB	5.00%	06/01/2042	5,000	5,174,350
Phoenix Civic Improvement Corp.; Series 2019 A, RB	4.00%	07/01/2045	4,235	4,521,625
Pima (County of), AZ Industrial Development Authority (American Leadership Academy); Series 2017, RB(f)	4.75%	06/15/2037	2,000	2,033,340
Series 2017, RB(f)	5.00%	06/15/2052	5,000	5,081,900
Pima (County of), AZ Industrial Development Authority (Desert Heights Charter School); Series 2014, Ref. RB	7.00%	05/01/2034	1,000	1,096,670
Pima (County of), AZ Industrial Development Authority (Grande Innovations Academy); Series 2018, RB(f)	5.25%	07/01/2048	5,000	5,120,700
Pinal (County of), AZ Electric District No. 3; Series 2011, Ref. RB(a)(b)	5.25%	07/01/2021	2,000	2,033,900
Salt Verde Financial Corp.; Series 2007, RB	5.00%	12/01/2037	15,155	20,935,420

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Verrado Community Facilities District No. 1; Series 2013 A, Ref. GO Bonds(f)	6.00%	07/15/2027	$2,000	$2,111,720
Series 2013 B, GO Bonds(f)	5.70%	07/15/2029	775	808,565
Series 2013 B, GO Bonds(f)	6.00%	07/15/2033	710	738,663
Yavapai (County of), AZ Industrial Development Authority (Northern Arizona Healthcare System); Series 2011, Ref. RB	5.25%	10/01/2025	1,000	1,026,590
Series 2011, Ref. RB	5.25%	10/01/2026	500	512,840
				105,758,910

Arkansas–0.25%
Arkansas (State of) Development Finance Authority (Baptist Memorial Health); Series 2020, Ref. RB	5.00%	09/01/2044	2,500	3,033,475
Pulaski (County of), AR Public Facilities Board; Series 2014, RB	5.00%	12/01/2042	5,530	6,064,087
				9,097,562

California–9.34%
Anaheim (City of), CA Public Financing Authority (Electric System Distribution Facilities); Series 2011 A, RB(a)(b)	5.38%	04/01/2021	735	738,124
Bay Area Toll Authority; Series 2019 S-8, Ref. RB	5.00%	04/01/2056	5,000	6,042,550
Bay Area Toll Authority (San Francisco Bay Area); Series 2017 F-1, RB(c)	5.00%	04/01/2056	12,000	14,038,320
Beverly Hills Unified School District (Election of 2008); Series 2009, GO Bonds(g)	0.00%	08/01/2031	40	33,576
Big Bear Lake (City of), CA; Series 1996, Ref. RB (INS - NATL)(h)	6.00%	04/01/2022	655	675,403
California (State of); Series 2011, GO Bonds	5.00%	10/01/2041	5,000	5,136,800
Series 2012, GO Bonds	5.00%	09/01/2036	5,000	5,342,450
Series 2020, GO Bonds	3.00%	03/01/2046	4,400	4,644,376
Series 2020, GO Bonds	4.00%	03/01/2046	2,500	2,886,975
Series 2020, GO Bonds	3.00%	03/01/2050	2,500	2,613,975
Series 2020, GO Bonds	4.00%	03/01/2050	2,190	2,519,288
California (State of) Educational Facilities Authority (Stanford University); Series 2019 V-1, RB(c)	5.00%	05/01/2049	15,000	22,467,600
California (State of) Health Facilities Financing Authority (Lucile Salter Packard Children’s Hospital at Stanford); Series 2017, RB	5.00%	11/15/2056	3,000	3,543,840
California (State of) Housing Finance Agency; Series 2019 A-1, RB	4.25%	01/15/2035	3,669	4,210,793
Series 2019 A-2, RB	4.00%	03/20/2033	2,947	3,309,395
California (State of) Municipal Finance Authority (Emerson College); Series 2011, RB(a)(b)	5.00%	01/01/2022	1,250	1,298,375
Series 2011, RB(a)(b)	5.75%	01/01/2022	450	470,209
Series 2011, RB	5.00%	01/01/2028	275	284,229
California (State of) Municipal Finance Authority (Linxs APM); Series 2018 A, RB(d)	5.00%	12/31/2043	12,550	14,814,522
California (State of) Pollution Control Finance Authority; Series 2012, RB(d)(f)	5.00%	07/01/2030	3,160	3,380,884
Series 2012, RB(d)(f)	5.00%	07/01/2037	6,955	7,383,915
California (State of) Pollution Control Financing Authority (San Diego County Water Authority); Series 2019, Ref. RB(f)	5.00%	11/21/2045	5,250	6,165,757
California (State of) Public Works Board (Various Correctional Facilities); Series 2014 A, RB	5.00%	09/01/2039	2,500	2,857,675
California (State of) School Finance Authority (New Designs Charter School); Series 2012, RB	5.50%	06/01/2042	2,000	2,055,200
California (State of) Statewide Communities Development Authority (Lancer Educational Student Housing); Series 2016, Ref. RB(f)	5.00%	06/01/2046	3,000	3,233,220
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center); Series 2016 A, RB(f)	5.00%	12/01/2041	6,475	7,256,338
Series 2016 A, RB(f)	5.25%	12/01/2056	6,150	6,884,310
California (State of) Statewide Communities Development Authority (Pooled Financing Program); Series 2004 A, RB (INS - AGM)(h)	5.25%	10/01/2013	220	220,825
California (State of) Statewide Financing Authority (Pooled Tobacco Securitization Program); Series 2006 C, RB(f)(g)	0.00%	06/01/2055	45,000	3,936,600
California (State of), CA Tobacco Securitization Agency (Los Angeles County Securitization Corp.); Series 2020 A, Ref. RB	4.00%	06/01/2049	1,500	1,711,290
Series 2020 B-1, Ref. RB	5.00%	06/01/2049	650	781,794
Series 2020 B-2, Ref. RB(g)	0.00%	06/01/2055	10,000	1,912,100

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of), CA Tobacco Securitization Agency (Stanislaus County Tobacco Funding Corp.); Series 2006 A, RB(g)	0.00%	06/01/2046	$20,000	$4,781,400
Clovis Unified School District (Election of 2004); Series 2004 A, GO Bonds (INS - NATL)(g)(h)	0.00%	08/01/2029	1,585	1,374,940
Clovis Unified School District (Election of 2012); Series 2015 D, GO Bonds(g)	0.00%	08/01/2033	3,270	2,142,275
Corona-Norco Unified School District (Election of 2006); Series 2009 C, GO Bonds (INS - AGM)(g)(h)	0.00%	08/01/2039	1,000	588,250
Earlimart School District; Series 1994 1, GO Bonds (INS - AMBAC)(h)	6.70%	08/01/2021	70	71,271
El Segundo Unified School District (Election of 2008); Series 2009 A, GO Bonds(g)	0.00%	08/01/2032	5,030	4,023,899
Series 2009 A, GO Bonds(g)	0.00%	08/01/2033	4,185	3,243,291
Golden State Tobacco Securitization Corp.; Series 2018 A-1, Ref. RB	5.00%	06/01/2047	5,000	5,172,400
Hacienda La Puente Unified School District Facilities Financing Authority (Unified School District GO Bond Program); Series 2007, RB (INS - AGM)(h)	5.00%	08/01/2026	2,000	2,460,160
Hayward Unified School District (Election of 2008); Series 2010 A, GO Bonds (INS - AGM)(g)(h)	0.00%	08/01/2034	1,500	1,118,220
Inland Empire Tobacco Securitization Corp.; Series 2007 C-1, RB(g)	0.00%	06/01/2036	25,000	9,258,000
Long Beach Unified School District (Election of 2008); Series 2009, GO Bonds	5.75%	08/01/2033	305	306,208
Los Angeles (City of), CA Department of Airports (Los Angeles International Airport); Series 2017, RB(d)	5.00%	05/15/2046	6,000	6,905,460
Series 2018 A, RB(c)(d)(i)	5.25%	05/15/2048	12,000	14,481,360
Los Angeles Unified School District; Series 2020 RYQ, GO Bonds	4.00%	07/01/2044	6,500	7,548,060
Menifee Union School District (Election of 2008); Series 2009 C, GO Bonds (INS - AGC)(g)(h)	0.00%	08/01/2035	3,260	2,333,508
Morongo Band of Mission Indians (The); Series 2018 A, RB(f)	5.00%	10/01/2042	4,800	5,477,952
Mt. San Antonio Community College District (Election of 2008); Series 2013 A, GO Bonds(j)	6.25%	08/01/2043	6,965	7,584,119
Oakland (Port of), CA; Series 2012 P, Ref. RB(a)(b)(d)	5.00%	05/01/2022	2,000	2,109,360
Patterson Joint Unified School District (Election of 2008); Series 2009 B, GO Bonds (INS - AGM)(g)(h)	0.00%	08/01/2037	1,170	776,974
Series 2009 B, GO Bonds (INS - AGM)(g)(h)	0.00%	08/01/2038	4,770	3,057,904
Series 2009 B, GO Bonds (INS - AGM)(g)(h)	0.00%	08/01/2039	5,010	3,099,537
Series 2009 B, GO Bonds (INS - AGM)(g)(h)	0.00%	08/01/2040	5,260	3,137,958
Series 2009 B, GO Bonds (INS - AGM)(g)(h)	0.00%	08/01/2041	5,520	3,171,958
Placentia-Yorba Linda Unified School District (Election of 2008); Series 2011 D, GO Bonds(g)	0.00%	08/01/2035	1,500	1,089,105
Riverside (County of), CA Transportation Commission; Series 2013 A, RB	5.75%	06/01/2044	2,500	2,726,000
Sacramento (City of), CA Municipal Utility District (Green Bonds); Series 2020 H, RB	4.00%	08/15/2045	5,000	5,850,600
San Buenaventura (City of), CA (Community Memorial Health System); Series 2011, RB	6.50%	12/01/2021	2,000	2,082,720
Series 2011, RB	6.50%	12/01/2022	2,000	2,081,260
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport); Series 2011 C, Ref. RB(a)(b)(d)	5.00%	05/01/2021	10,000	10,078,600
Series 2018 D, RB(d)	5.25%	05/01/2048	14,190	17,099,659
Series 2019 A, Ref. RB(d)	5.00%	05/01/2039	5,000	6,108,750
San Joaquin (County of), CA Transportation Authority (Measure K); Series 2011 A, RB(a)(b)	5.25%	03/01/2021	1,500	1,500,000
San Joaquin Hills Transportation Corridor Agency; Series 2014 B, Ref. RB	5.25%	01/15/2044	5,000	5,574,400
San Jose (City of), CA; Series 2011 A-1, RB(d)	5.25%	03/01/2026	2,730	2,736,306
Series 2011 A-1, RB(d)	6.25%	03/01/2034	2,500	2,506,400
San Mateo (City of), CA Foster School District (Election 2008); Series 2010, GO Bonds(j)	6.63%	08/01/2042	4,915	5,387,872
Santa Margarita Water District (Community Facilities District No. 2013-1); Series 2013, RB	5.38%	09/01/2029	2,430	2,655,067
Silicon Valley Tobacco Securitization Authority (Santa Clara); Series 2007 A, RB(g)	0.00%	06/01/2036	22,000	9,447,020
Series 2007 A, RB(g)	0.00%	06/01/2041	5,000	1,609,350
Southern California Tobacco Securitization Authority (San Diego County Asset Securitization Corp.); Series 2019, Ref. RB	5.00%	06/01/2048	5,500	6,568,045
Torrance Unified School District (Election of 2008-Measure Z); Series 2009 B-1, GO Bonds(g)	0.00%	08/01/2026	1,250	1,175,650
Transbay Joint Powers Authority (Green Bonds); Series 2020 A, RB	5.00%	10/01/2049	1,200	1,457,916
West Contra Costa Unified School District; Series 2005, GO Bonds (INS - NATL)(g)(h)	0.00%	08/01/2027	7,865	7,208,037
Western Riverside (County of), CA Water & Wastewater Financing Authority (Eastern Municipal Water District Improvement); Series 2009, RB (INS - AGC)(h)	5.50%	09/01/2034	1,000	1,003,830
Yosemite Community College District (Election of 2004); Series 2008 C, GO Bonds (INS - AGM)(g)(h)	0.00%	08/01/2024	3,570	3,478,822
				336,500,581

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–3.37%
Amber Creak Metropolitan District; Series 2017 A, Ref. GO Bonds	5.13%	12/01/2047	$1,029	$1,076,900
Belleview Station Metropolitan District No. 2; Series 2017, Ref. GO Bonds	5.00%	12/01/2036	1,000	1,039,130
Series 2017, Ref. GO Bonds	5.13%	12/01/2046	2,375	2,465,844
Broadway Park North Metropolitan District No. 2; Series 2020, GO Bonds(f)	5.00%	12/01/2049	1,600	1,724,928
Centerra Metropolitan District No. 1 (In the City of Loveland); Series 2017, Ref. RB(f)	5.00%	12/01/2037	3,000	3,163,320
Colorado (State of) Health Facilities Authority (Adventist Health System/Sunbelt Obligated Group); Series 2018 A, RB	5.00%	11/15/2048	5,000	5,966,650
Colorado (State of) Health Facilities Authority (Evangelical Lutheran Good Samaritan Society (The)); Series 2013, RB(a)(b)	5.63%	06/01/2023	2,500	2,799,125
Series 2017, Ref. RB(a)(b)	5.00%	06/01/2027	3,500	4,364,955
Colorado (State of) High Performance Transportation Enterprise (C-470 Express Lanes); Series 2017, RB	5.00%	12/31/2051	6,220	6,967,644
Colorado Health Facilities Authority; Series 2020-XX1130, Ctfs.(c)(i)	5.00%	08/01/2044	15,770	19,087,377
Denver (City & County of), CO; Series 2018 A, Ref. RB(c)(d)	5.25%	12/01/2043	15,000	18,163,350
Denver (City & County of), CO (United Airlines, Inc.); Series 2017, Ref. RB(d)	5.00%	10/01/2032	5,000	5,310,400
Denver (City of), CO Convention Center Hotel Authority; Series 2016, Ref. RB	5.00%	12/01/2040	2,500	2,820,900
Denver (State of) Health & Hospital Authority; Series 2019 A, Ref. RB	4.00%	12/01/2039	1,000	1,134,430
Series 2019 A, Ref. RB	4.00%	12/01/2040	1,000	1,131,300
Leyden Rock Metropolitan District No. 10; Series 2016 A, GO Bonds	5.00%	12/01/2045	1,250	1,300,388
Neu Towne Metropolitan District; Series 2018 A, Ref. GO Bonds	5.38%	12/01/2046	3,000	3,186,030
Public Authority for Colorado Energy; Series 2008, RB	6.50%	11/15/2038	24,825	37,213,171
Sterling Ranch Community Authority Board; Series 2020 A, Ref. RB	4.25%	12/01/2050	2,250	2,473,672
				121,389,514

Connecticut–1.22%
Connecticut (State of); Series 2019 A, GO Bonds	5.00%	04/15/2035	2,000	2,503,920
Series 2019 A, GO Bonds	5.00%	04/15/2036	2,600	3,243,942
Series 2019 A, GO Bonds	5.00%	04/15/2039	1,600	1,977,472
Connecticut (State of) Development Authority (Aquarion Water Co.); Series 2011, RB(d)	5.50%	04/01/2021	3,000	3,012,600
Connecticut (State of) Health & Educational Facilities Authority (Church Home of Hartford, Inc.); Series 2016 A, RB(f)	5.00%	09/01/2046	3,990	4,372,561
Connecticut (State of) Health & Educational Facilities Authority (Duncaster, Inc.); Series 2014 A, RB	5.00%	08/01/2035	1,000	1,079,600
Series 2014 A, RB	5.00%	08/01/2044	5,000	5,340,500
Connecticut (State of) Health & Educational Facilities Authority (Hartford Healthcare); Series 2011 A, RB(a)(b)	5.00%	07/01/2021	6,700	6,808,004
Connecticut (State of) Health & Educational Facilities Authority (The Griffin Hospital); Series 2020, G-1, Ref. RB(f)	5.00%	07/01/2044	3,850	4,273,192
Connecticut (State of) Health & Educational Facilities Authority (Western Connecticut Health Network); Series 2011 M, RB(a)(b)	5.38%	07/01/2021	5,000	5,085,100
Hamden (Town of), CT (Whitney Center); Series 2019, Ref. RB	5.00%	01/01/2040	6,190	6,375,514
				44,072,405

Delaware–0.16%
Delaware (State of) River & Bay Authority; Series 2019, Ref. RB	4.00%	01/01/2044	5,000	5,644,500

District of Columbia–3.08%
District of Columbia; Series 2006 B-1, RB (INS - NATL)(h)	5.00%	02/01/2031	945	946,871
Series 2019 A, RB	4.00%	03/01/2044	6,665	7,739,065
District of Columbia (Center for Strategic & International Studies, Inc.); Series 2011, RB(a)(b)	6.38%	03/01/2021	2,545	2,545,000
Series 2011, RB(a)(b)	6.63%	03/01/2021	1,100	1,100,000
District of Columbia (Georgetown University); Series 2017, Ref. RB(a)(b)	5.00%	04/01/2027	8,305	10,379,965
District of Columbia (Ingleside at Rock Creek); Series 2017 A, RB	5.00%	07/01/2052	2,250	2,261,970
District of Columbia Tobacco Settlement Financing Corp.; Series 2006 A, RB(g)	0.00%	06/15/2046	25,000	5,285,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
District of Columbia–(continued)
Metropolitan Washington Airports Authority; Series 2016 A, Ref. RB(d)	5.00%	10/01/2034	$5,295	$6,212,941
Series 2018 A, Ref. RB(d)	5.00%	10/01/2043	15,800	18,920,974
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement); Series 2010 A, RB (INS - AGM)(g)(h)	0.00%	10/01/2037	17,565	10,140,626
Series 2014 A, Ref. RB	5.00%	10/01/2053	13,710	14,175,180
Series 2019 B, Ref. RB	4.00%	10/01/2044	12,185	13,499,518
Series 2019 B, Ref. RB	4.00%	10/01/2049	16,045	17,662,817
				110,869,927

Florida–7.00%
Broward (County of), FL; Series 2015 A, RB(d)	5.00%	10/01/2045	5,030	5,729,069
Series 2019 A, RB	4.00%	10/01/2042	6,540	7,708,044
Series 2019 B, RB(d)	4.00%	09/01/2044	5,000	5,532,200
Capital Trust Agency (Sarasota-Manatee Jewish Housing Council, Inc.); Series 2017, Ref. RB(f)	5.00%	07/01/2037	2,765	2,857,185
Capital Trust Agency, Inc. (Franklin Academy); Series 2020, RB(f)	5.00%	12/15/2050	2,000	2,149,660
Collier (County of), FL Industrial Development Authority (The Arlington of Naples); Series 2014 A, RB (Acquired 12/16/2013; Cost $2,215,000)(e)(f)(k)	7.25%	05/15/2026	1,000	773,750
Series 2014 A, RB (Acquired 12/16/2013; Cost $9,808,905)(e)(f)(k)	7.75%	05/15/2035	2,500	1,934,375
Davie (Town of), FL (Nova Southeastern University); Series 2013 A, RB(a)(b)	6.00%	04/01/2023	3,250	3,633,208
Series 2018, Ref. RB	5.00%	04/01/2048	10,605	12,178,146
Florida (State of) Mid-Bay Bridge Authority; Series 1991 A, RB(a)	6.88%	10/01/2022	1,130	1,205,337
Florida (State of) North Broward Hospital District; Series 2017 B, Ref. RB	5.00%	01/01/2048	5,000	5,772,400
Florida Development Finance Corp. (Green Bonds); Series 2019 B, RB(d)(f)	7.38%	01/01/2049	15,500	15,045,850
Florida Development Finance Corp. (Renaissance Charter School, Inc.); Series 2015, RB(f)	6.00%	06/15/2035	2,935	3,321,862
Series 2020 C, Ref. RB(f)	5.00%	09/15/2050	2,200	2,392,632
Greater Orlando Aviation Authority; Series 2019 A, RB(d)	4.00%	10/01/2044	10,000	11,119,400
Highlands (County of), FL Health Facilities Authority (Trousdale Foundation Properties); Series 2018 A, RB	6.00%	04/01/2038	6,000	2,828,820
Hillsborough (County of), FL Aviation Authority (Tampa International Airport); Series 2018 E, RB(c)(d)	5.00%	10/01/2048	15,000	17,674,350
Lake (County of), FL (Lakeside at Waterman Village); Series 2020 A, Ref. RB	5.50%	08/15/2030	4,235	4,686,324
Series 2020 A, Ref. RB	5.50%	08/15/2040	4,000	4,279,680
Series 2020 A, Ref. RB	5.75%	08/15/2050	3,000	3,198,030
Series 2020 A, Ref. RB	5.75%	08/15/2055	1,500	1,587,360
Lee Memorial Health System; Series 2019 A1, Ref. RB	5.00%	04/01/2044	4,225	5,128,432
Martin (County of), FL Health Facilities Authority (Martin Memorial Medical Center); Series 2012, RB(a)(b)	5.50%	11/15/2021	6,500	6,743,230
Miami Beach (City of), FL Health Facilities Authority (Mt. Sinai Medical Center); Series 2014, Ref. RB	5.00%	11/15/2039	1,010	1,110,626
Series 2014, Ref. RB	5.00%	11/15/2044	1,045	1,137,775
Miami-Dade (County of), FL; Series 2012 A, Ref. RB(a)(b)(d)	5.00%	10/01/2022	2,000	2,150,100
Series 2012 B, Ref. RB(a)(b)	5.00%	10/01/2022	3,800	4,091,460
Series 2017 B, Ref. RB(d)	5.00%	10/01/2040	6,000	7,098,480
Series 2019 B, RB	4.00%	10/01/2049	15,000	17,320,200
Series 2020 B, RB	4.00%	07/01/2050	5,000	5,726,100
Miami-Dade (County of), FL Educational Facilities Authority (University of Miami); Series 2018 A, RB(c)	5.00%	04/01/2053	9,000	10,484,460
Miami-Dade (County of), FL Expressway Authority; Series 2010 A, Ref. RB (INS - AGM)(h)	5.00%	07/01/2035	3,350	3,359,514
Orange (County of), FL Health Facilities Authority (Orlando Health Obligated Group); Series 2019 A, RB	5.00%	10/01/2047	10,000	11,995,000
Orlando (City of), FL Greater Orlando Aviation Authority; Series 2017 A, RB(d)	5.00%	10/01/2047	8,570	10,031,185
Osceola (County of), FL; Series 2020 A-1, Ref. RB	5.00%	10/01/2049	2,500	3,020,925
Palm Beach (County of), FL Health Facilities Authority (Baptist Health South Florida); Series 2019, RB	4.00%	08/15/2049	10,170	11,338,228
Pinellas (County of), FL Industrial Development Authority (2017 Foundation for Global Understanding); Series 2019, RB	5.00%	07/01/2039	2,000	2,372,200

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Putnam (County of), FL Development Authority (Seminole Electric Cooperative); Series 2018 A, Ref. RB	5.00%	03/15/2042	$12,125	$14,512,170
Series 2018 B, Ref. PCR	5.00%	03/15/2042	4,920	5,885,009
Reunion East Community Development District; Series 2005, RB(e)(l)	5.80%	05/01/2036	197	2
Series 2015-2, RB	6.60%	05/01/2036	185	187,501
Tallahassee (City of), FL (Tallahassee Memorial Health Care, Inc.); Series 2016, RB	5.00%	12/01/2055	4,500	4,978,170
Tampa (City of), FL; Series 2020 A, RB(g)	0.00%	09/01/2040	1,000	521,630
Series 2020 A, RB(g)	0.00%	09/01/2041	1,000	497,270
Series 2020 A, RB(g)	0.00%	09/01/2042	1,025	485,737
Series 2020 A, RB(g)	0.00%	09/01/2045	1,950	808,275
Series 2020 A, RB(g)	0.00%	09/01/2049	2,600	904,982
Series 2020 A, RB(g)	0.00%	09/01/2053	2,600	755,118
Tampa Bay Water; Series 2001 A, Ref. RB (INS - NATL)(h)	6.00%	10/01/2029	3,000	4,169,220
				252,420,681

Georgia–2.15%
Atlanta (City of), GA Water & Wastewater Revenue; Series 2015, Ref. RB(c)	5.00%	11/01/2040	18,420	21,328,886
Brookhaven Development Authority (Children’s Healthcare of Atlanta, Inc.); Series 2019 A, RB	4.00%	07/01/2044	3,500	4,020,485
Series 2019 A, RB	4.00%	07/01/2049	2,400	2,734,392
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4); Series 2019 A, RB	5.00%	01/01/2039	4,500	5,410,665
Series 2019 A, RB	5.00%	01/01/2049	5,000	5,907,350
Glynn (County of) & Brunswick (City of), GA Memorial Hospital Authority (Southeast Georgia Health System); Series 2017, RAC	5.00%	08/01/2043	7,750	8,933,425
Macon-Bibb (County of), GA Urban Development Authority (Academy for Classical Education, Inc.); Series 2017 A, RB(f)	5.88%	06/15/2047	1,680	1,746,377
Series 2017 A, RB(f)	6.00%	06/15/2052	1,530	1,588,140
Main Street Natural Gas, Inc.; Series 2019 A, RB	5.00%	05/15/2043	3,000	3,555,780
Series 2019 B, RB(b)	4.00%	12/02/2024	7,000	7,796,530
Marietta (City of), GA Developing Authority (Life University, Inc.); Series 2017 A, Ref. RB(f)	5.00%	11/01/2037	5,250	5,668,845
Rockdale (County of), GA Development Authority (Pratt Paper (GA), LLC); Series 2018, Ref. RB(d)(f)	4.00%	01/01/2038	7,210	7,923,069
Savannah (City of), GA Economic Development Authority (SSU Community Development I, LLC); Series 2010, RB (INS - AGM)(h)	5.50%	06/15/2035	1,020	1,023,713
				77,637,657

Guam–0.07%
Guam (Territory of) Waterworks Authority; Series 2020 A, RB	5.00%	01/01/2050	2,000	2,409,980

Hawaii–0.22%
Hawaii (State of) Department of Budget & Finance; Series 2012, Ref. RB	5.25%	11/15/2037	1,250	1,323,238
Hawaii (State of) Department of Budget & Finance (Hawaiian Electric Co., Inc.); Series 2015, Ref. RB(d)	3.25%	01/01/2025	4,500	4,852,485
Hawaii (State of) Department of Budget & Finance (Kahala Nui); Series 2012, Ref. RB	5.13%	11/15/2032	1,500	1,591,500
				7,767,223

Illinois–10.17%
Bartlett (Village of), IL (Quarry Redevelopment); Series 2007, Ref. RB	5.60%	01/01/2023	865	866,107
Bolingbrook (Village of), IL; Series 2005, RB	6.25%	01/01/2024	740	705,920

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Chicago (City of), IL; Series 2002 B, GO Bonds	5.50%	01/01/2032	$3,300	$3,679,335
Series 2007 E, Ref. GO Bonds	5.50%	01/01/2035	1,500	1,663,260
Series 2008 C, Ref. RB	5.00%	01/01/2039	5,000	5,724,650
Series 2011 A, RB(a)(b)	5.00%	01/01/2022	1,000	1,040,500
Series 2011, COP	7.13%	05/01/2021	955	955,271
Series 2014, RB	5.00%	11/01/2044	1,905	2,150,288
Series 2015 A, GO Bonds	5.50%	01/01/2034	4,440	4,929,288
Series 2015 A, GO Bonds	5.50%	01/01/2035	2,000	2,217,680
Series 2017 A, RB (INS - AGM)(h)	5.25%	01/01/2042	2,000	2,419,260
Series 2017 A, Ref. GO Bonds	6.00%	01/01/2038	8,500	10,077,345
Series 2019 A, GO Bonds	5.50%	01/01/2049	8,000	9,298,640
Chicago (City of), IL (83rd/Stewart Redevelopment); Series 2013, COP(f)	7.00%	01/15/2029	2,763	2,764,749
Chicago (City of), IL (Cottage View Terrace Apartments); Series 2000 A, RB (CEP - GNMA)(d)	6.13%	02/20/2042	1,265	1,267,188
Chicago (City of), IL (Diversey/Narragansett); Series 2006, COP(l)	7.46%	02/15/2026	339	251,369
Chicago (City of), IL (Midway Airport); Series 2013 A, Ref. RB(d)	5.50%	01/01/2032	5,000	5,422,200
Series 2014 A, Ref. RB(d)	5.00%	01/01/2041	2,725	2,976,654
Chicago (City of), IL (O’Hare International Airport); Series 2012 B, Ref. RB(a)(b)(d)	5.00%	01/01/2022	5,000	5,193,900
Series 2016 C, Ref. RB	5.00%	01/01/2037	2,500	2,908,175
Series 2017 D, RB	5.25%	01/01/2036	4,600	5,493,136
Series 2017 D, RB(c)(d)	5.00%	01/01/2042	6,500	7,485,530
Series 2017 D, RB(c)(d)	5.00%	01/01/2047	7,500	8,573,625
Chicago (City of), IL (Roosevelt Square/ABLA Redevelopment); Series 2009 A, Ref. COP	7.13%	03/15/2022	504	504,101
Chicago (City of), IL Board of Education; Series 2017 H, GO Bonds	5.00%	12/01/2036	5,750	6,681,385
Series 2018 C, Ref. GO Bonds	5.00%	12/01/2023	3,000	3,312,330
Series 2018 D, Ref. GO Bonds	5.00%	12/01/2046	3,000	3,456,720
Chicago (City of), IL Metropolitan Water Reclamation District; Series 2011 B, GO Bonds(c)	5.00%	12/01/2024	15,000	15,555,750
Series 2015 C, GO Bonds(c)	5.00%	12/01/2027	6,805	7,898,291
Series 2015 C, GO Bonds(c)	5.00%	12/01/2028	4,000	4,645,880
Chicago (City of), IL Transit Authority; Series 2011, RB(a)(b)(c)(i)	5.25%	12/01/2021	12,000	12,458,640
Series 2014, RB	5.00%	12/01/2044	8,195	9,409,745
Gilberts (Village of), IL Special Service Area No. 24 (The Conservancy); Series 2014 A, RB	5.38%	03/01/2034	552	551,885
Illinois (State of); Series 2013, GO Bonds	5.25%	07/01/2031	4,000	4,276,520
Series 2014, GO Bonds	5.25%	02/01/2033	2,650	2,861,629
Series 2014, GO Bonds	5.00%	05/01/2039	4,710	5,040,548
Series 2017 C, GO Bonds	5.00%	11/01/2029	5,000	5,725,550
Series 2018 A, GO Bonds	6.00%	05/01/2028	10,235	12,839,910
Series 2018 A, GO Bonds	5.00%	05/01/2030	2,775	3,248,248
Series 2019 B, GO Bonds	4.00%	11/01/2035	4,450	4,834,035
Series 2020 B, GO Bonds	4.00%	10/01/2034	2,900	3,184,809
Series 2020, GO Bonds	5.50%	05/01/2039	6,250	7,594,125
Illinois (State of) Finance Authority (Centegra Health System); Series 2014 A, RB	5.00%	09/01/2039	1,865	2,064,574
Series 2014 A, RB	5.00%	09/01/2042	1,290	1,419,322
Illinois (State of) Finance Authority (CITGO Petroleum Corp.); Series 2002, RB(d)	8.00%	06/01/2032	1,270	1,271,372
Illinois (State of) Finance Authority (DePaul University); Series 2011 A, RB(a)(b)	6.00%	04/01/2021	1,000	1,004,730
Illinois (State of) Finance Authority (Evangelical Hospitals); Series 1992 A, Ref. RB(a)	6.25%	04/15/2022	435	451,421
Series 1992 C, RB(a)	6.25%	04/15/2022	500	518,875
Illinois (State of) Finance Authority (Lutheran Communities Obligated Group); Series 2019 A, Ref. RB	5.00%	11/01/2035	3,430	3,854,360
Series 2019 A, Ref. RB	5.00%	11/01/2040	2,245	2,497,787
Illinois (State of) Finance Authority (Navistar International Corp.); Series 2020, Ref. RB(b)(f)	4.75%	08/01/2030	5,000	5,340,050

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of) Finance Authority (Park Place of Elmhurst); Series 2016, RB (Acquired 04/01/2016; Cost $27,100)(e)(k)	2.00%	05/15/2055	$203	$6,098
Illinois (State of) Finance Authority (Peace Village); Series 2013, RB(a)(b)	6.75%	08/15/2023	2,000	2,287,400
Illinois (State of) Finance Authority (Plymouth Place); Series 2015, Ref. RB	5.00%	05/15/2037	1,050	1,103,876
Series 2015, Ref. RB	5.25%	05/15/2045	2,355	2,471,408
Illinois (State of) Finance Authority (Rosalind Franklin University Research Building); Series 2017, RB	5.00%	08/01/2049	2,450	2,766,785
Illinois (State of) Finance Authority (Rosalind Franklin University); Series 2017, Ref. RB	5.00%	08/01/2047	1,025	1,158,352
Illinois (State of) Finance Authority (Rush University Medical Center); Series 2015 A, Ref. RB	5.00%	11/15/2038	6,750	7,643,430
Illinois (State of) Finance Authority (The Carle Foundation); Series 2011 A, RB	5.75%	08/15/2034	1,000	1,018,580
Series 2011 A, RB (INS - AGM)(h)	6.00%	08/15/2041	650	663,039
Series 2011 A, RB	6.00%	08/15/2041	4,000	4,077,480
Illinois (State of) Finance Authority (University of Chicago); Series 2015 A, RB(c)	5.00%	10/01/2040	10,000	11,474,300
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion); Series 2002, Ref. RB(a)	5.65%	06/15/2022	3,660	3,909,649
Series 2002, Ref. RB (INS - NATL)(h)	5.65%	06/15/2022	16,340	17,018,600
Series 2012 A, RB	5.00%	06/15/2042	3,175	3,303,524
Series 2020, Ref. RB	4.00%	06/15/2050	6,645	7,332,890
Illinois (State of) Sports Facilities Authority (The); Series 2014, Ref. RB (INS - AGM)(h)	5.25%	06/15/2031	2,630	2,933,975
Series 2014, Ref. RB (INS - AGM)(h)	5.25%	06/15/2032	2,395	2,666,114
Illinois (State of) Toll Highway Authority; Series 2013 A, RB(c)	5.00%	01/01/2038	8,000	8,621,280
Series 2015 A, RB(c)	5.00%	01/01/2040	14,190	16,440,250
Metropolitan Water Reclamation District of Greater Chicago; Series 2007 B, Ref. GO Bonds	5.25%	12/01/2035	5,000	7,161,400
Series 2015 A, GO Bonds(c)	5.00%	12/01/2044	12,000	13,745,280
Plano (City of), IL Special Service Area No. 10 (Lakewood Springs Club); Series 2007, RB(e)(l)	5.80%	03/01/2037	1,500	165,000
Railsplitter Tobacco Settlement Authority; Series 2010, RB	5.25%	06/01/2021	1,000	1,012,040
Series 2010, RB(a)(b)	6.00%	06/01/2021	10,000	10,144,800
Series 2017, RB	5.00%	06/01/2026	8,000	9,606,480
Sales Tax Securitization Corp.; Series 2018 C, Ref. RB	5.25%	01/01/2043	5,000	6,032,600
University of Illinois; Series 2011 A, RB	5.13%	04/01/2036	1,000	1,003,000
				366,334,292

Indiana–1.21%

Indiana (State of) Finance Authority (CWA Authority); Series 2011 B, RB	5.00%	10/01/2041	11,000	11,246,180
Indiana (State of) Finance Authority (CWA Authority) (Green Bonds); Series 2016 A, RB (INS - NATL)(h)	5.00%	10/01/2046	15,000	17,674,500
Indiana (State of) Finance Authority (Good Samaritan Hospital); Series 2016 A, RB	5.50%	04/01/2041	4,555	5,215,748
Indiana (State of) Finance Authority (Ohio Valley Electrical Corp.); Series 2012 A, RB	5.00%	06/01/2032	1,220	1,262,603
Series 2012 A, RB	5.00%	06/01/2039	2,500	2,576,175
Northern Indiana Commuter Transportation District; Series 2016, RB	5.00%	07/01/2035	1,700	2,024,921
Series 2016, RB	5.00%	07/01/2041	1,500	1,760,535
Valparaiso (City of), IN (Pratt Paper, LLC); Series 2013, RB(d)	6.75%	01/01/2034	1,500	1,694,190
				43,454,852

Iowa–0.76%

Iowa (State of) Finance Authority (Iowa Fertilizer Co.); Series 2013, Ref. RB(b)	5.25%	12/01/2037	8,140	9,027,260
Series 2019, Ref. RB	3.13%	12/01/2022	1,330	1,356,467
Iowa (State of) Finance Authority (Lifespace Communities, Inc.); Series 2018 A, RB	5.00%	05/15/2043	4,760	5,422,021
Iowa (State of) Tobacco Settlement Authority; Series 2005 C, RB	5.63%	06/01/2046	2,890	2,930,836
Series 2005 E, RB(g)	0.00%	06/01/2046	50,000	8,543,000
				27,279,584

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kansas–0.38%

Kansas (State of) Municipal Energy Agency (Jameson Energy Center); Series 2013, RB	5.25%	07/01/2044	$2,000	$2,180,800
Lenexa (City of), KS (Lakeview Village, Inc.); Series 2018 A, Ref. RB	5.00%	05/15/2039	1,500	1,629,750
Wichita (City of), KS (Kansas Masonic Home); Series 2016 II-A, RB	5.38%	12/01/2046	6,960	7,019,229
Wichita (City of), KS (Presbyterian Manors, Inc.); Series 2013 IV-A, RB	6.38%	05/15/2043	1,500	1,590,885
Wyandotte (County of) & Kansas City (City of), KS Unified Government; Series 2014 A, Ref. RB	5.00%	09/01/2044	1,180	1,315,240
				13,735,904

Kentucky–2.58%

Ashland (City of), KY (King’s Daughters Medical Center); Series 2019, Ref. RB	4.00%	02/01/2035	465	504,181
Series 2019, Ref. RB	4.00%	02/01/2036	380	410,506
Series 2019, Ref. RB	4.00%	02/01/2037	375	403,564
Series 2019, Ref. RB	4.00%	02/01/2038	375	402,323
Christian (County of), KY (Jennie Stuart Medical Center, Inc.); Series 2016, Ref. RB	5.38%	02/01/2036	3,000	3,322,020
Series 2016, Ref. RB	5.50%	02/01/2044	5,000	5,492,350
Kentucky (Commonwealth of) Economic Development Finance Authority (Baptist Healthcare System); Series 2017 B, RB	5.00%	08/15/2046	5,000	5,847,450
Kentucky (Commonwealth of) Economic Development Finance Authority (Louisville Arena Authority, Inc.); Series 2017 A, Ref. RB (INS - AGM)(h)	5.00%	12/01/2045	15,300	18,473,985
Kentucky (Commonwealth of) Economic Development Finance Authority (Next Generation Kentucky Information Highway); Series 2015 A, RB	5.00%	07/01/2037	1,700	1,894,140
Series 2015 A, RB	5.00%	07/01/2040	12,705	14,095,435
Series 2015 A, RB	5.00%	01/01/2045	4,175	4,600,182
Kentucky (Commonwealth of) Economic Development Finance Authority (Owensboro Health, Inc.); Series 2017 A, Ref. RB	5.00%	06/01/2045	8,950	9,597,712
Kentucky (Commonwealth of) Municipal Power Agency (Prairie State); Series 2019 A, Ref. RB	4.00%	09/01/2045	13,555	14,586,264
Kentucky (Commonwealth of) Public Energy Authority; Series 2018 B, RB(b)	4.00%	01/01/2025	6,000	6,642,060
Louisville (City of) & Jefferson (County of), KY Metropolitan Government (Norton Healthcare, Inc.); Series 2013 A, RB	5.75%	10/01/2042	5,870	6,572,228
				92,844,400

Louisiana–1.65%

Caddo & Bossier (Parishes of), LA Port Commission; Series 2011, Ref. RB(a)(b)	5.00%	04/01/2021	550	552,118
Jefferson Sales Tax District; Series 2019 B, RB (INS - AGM)(h)	4.00%	12/01/2038	6,000	6,874,080
Louisiana (State of) Public Facilities Authority (Ochsner Clinic Foundation); Series 2002 B, RB(a)(b)	5.50%	05/15/2026	1,010	1,253,753
Louisiana (State of) Public Facilities Authority (Provident Group-Flagship Properties LLC- Louisiana State University Nicholson Gateway); Series 2016, RB	5.00%	07/01/2051	12,400	14,016,960
New Orleans (City of), LA; Series 2014, Ref. RB(a)(b)	5.00%	06/01/2024	605	694,479
Series 2015, RB(a)(b)	5.00%	12/01/2025	8,500	10,181,555
New Orleans (City of), LA Aviation Board (Parking Facilities Corp. Consolidated Garage System); Series 2018 A, RB (INS - AGM)(h)	5.00%	10/01/2048	5,000	5,782,700
St. John the Baptist (Parish of), LA (Marathon Oil Corp.); Series 2017, Ref. RB(b)	2.13%	07/01/2024	4,000	4,088,760
Series 2017, Ref. RB(b)	2.38%	07/01/2026	4,000	4,145,280
Terrebonne (Parish of), LA; Series 2011 ST, RB(a)(b)	5.00%	04/01/2021	2,645	2,655,289
Tobacco Settlement Financing Corp.; Series 2013 A, Ref. RB	5.25%	05/15/2035	8,500	9,232,445
				59,477,419

Maine–0.16%

Maine (State of) Health & Higher Educational Facilities Authority (Eastern Maine Medical Center Obligated Group); Series 2013, RB	5.00%	07/01/2043	5,700	5,939,799

Maryland–2.08%

Baltimore (City of), MD (Convention Center Hotel); Series 2017, Ref. RB	5.00%	09/01/2039	7,100	7,251,017
Baltimore (City of), MD (East Baltimore Research Park); Series 2017, Ref. RB	5.00%	09/01/2038	1,650	1,783,765
Baltimore (County of), MD (Oak Crest Village, Inc.); Series 2020, Ref. RB	4.00%	01/01/2045	1,750	1,926,820
Series 2020, Ref. RB	4.00%	01/01/2050	2,500	2,745,425

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Maryland–(continued)
Maryland (State of) Health & Higher Educational Facilities Authority (Adventist Healthcare); Series 2011 A, RB	6.25%	01/01/2031	$3,175	$3,331,559
Series 2011 A, RB	6.13%	01/01/2036	4,000	4,193,120
Maryland (State of) Health & Higher Educational Facilities Authority (Green Street Academy); Series 2017 A, RB(f)	5.13%	07/01/2037	1,265	1,372,538
Series 2017 A, RB(f)	5.25%	07/01/2047	4,295	4,612,272
Series 2017 A, RB(f)	5.38%	07/01/2052	1,530	1,649,202
Maryland (State of) Health & Higher Educational Facilities Authority (LifeBridge Health); Series 2011, RB(a)(b)	6.00%	07/01/2021	1,000	1,019,190
Series 2016, Ref. RB	5.00%	07/01/2047	5,000	5,738,050
Maryland (State of) Health & Higher Educational Facilities Authority (MedStar Health); Series 2011, RB(a)(b)	5.00%	08/15/2021	5,000	5,108,100
Series 2017 A, RB	5.00%	05/15/2042	5,000	5,977,850
Maryland (State of) Health & Higher Educational Facilities Authority (UPMC); Series 2020 B, RB	4.00%	04/15/2045	3,500	3,913,770
Series 2020 B, RB	4.00%	04/15/2050	2,500	2,777,475
Maryland (State of) Transportation Authority (Transportation Facilities); Series 2020, RB	4.00%	07/01/2050	10,000	11,570,600
Prince Georges (County of), MD (Collington Episcopal Life Care Community, Inc.); Series 2017, Ref. RB	5.25%	04/01/2037	2,000	2,086,500
Series 2017, Ref. RB	5.25%	04/01/2047	4,035	4,142,452
Rockville (City of), MD (Ingleside at King Farm); Series 2017 B, RB	5.00%	11/01/2042	3,500	3,642,520
				74,842,225

Massachusetts–1.69%
Massachusetts (Commonwealth of) Bay Transportation Authority; Series 2016 A, Ref. RB(g)	0.00%	07/01/2031	13,000	10,525,190
Massachusetts (Commonwealth of) Development Finance Agency; Series 2019 A, Ref. RB	5.00%	07/01/2044	4,000	4,748,080
Massachusetts (Commonwealth of) Development Finance Agency (Caregroup); Series 2016 I, Ref. RB	5.00%	07/01/2036	3,000	3,522,630
Series 2016 I, Ref. RB	5.00%	07/01/2038	2,045	2,391,321
Series 2018 J-2, RB	5.00%	07/01/2043	4,100	4,890,685
Series 2018 J-2, RB	5.00%	07/01/2048	5,000	5,906,250
Massachusetts (Commonwealth of) Development Finance Agency (Emerson College); Series 2016 A, RB	5.00%	01/01/2047	5,000	5,686,550
Massachusetts (Commonwealth of) Development Finance Agency (International Charter School); Series 2015, Ref. RB	5.00%	04/15/2040	2,000	2,153,280
Massachusetts (Commonwealth of) Development Finance Agency (Lawrence General Hospital); Series 2017, Ref. RB	5.00%	07/01/2042	1,000	926,720
Series 2017, Ref. RB	5.00%	07/01/2047	3,000	2,742,510
Massachusetts (Commonwealth of) Development Finance Agency (Lesley University); Series 2011 B-1, RB(a)(b)	5.25%	07/01/2021	750	762,585
Massachusetts (Commonwealth of) Development Finance Agency (Merrimack College); Series 2012 A, RB	5.25%	07/01/2042	1,050	1,107,813
Massachusetts (Commonwealth of) Development Finance Agency (Umass Memorial); Series 2011 H, RB(a)(b)	5.50%	07/01/2021	950	966,881
Series 2011 H, RB	5.50%	07/01/2031	50	50,665
Massachusetts (Commonwealth of) Port Authority; Series 2019 A, Ref. RB(d)	5.00%	07/01/2039	4,000	4,929,480
Series 2019 A, Ref. RB(d)	5.00%	07/01/2040	1,000	1,227,820
Massachusetts (Commonwealth of) Port Authority (Bosfuel); Series 2019 A, Ref. RB(d)	5.00%	07/01/2049	7,000	8,335,740
				60,874,200

Michigan–1.89%
Kalamazoo (City of), MI Economic Development Corp. (Heritage Community of Kalamazoo); Series 2019, Ref. RB	5.00%	05/15/2037	2,450	2,678,487
Series 2019, Ref. RB	5.00%	05/15/2042	3,310	3,587,246
Michigan (State of) Building Authority (Facilities Program); Series 2011 I-A, Ref. RB(a)(b)	5.00%	10/15/2021	500	515,105
Series 2019, Ref. RB	4.00%	10/15/2049	7,000	8,009,470
Michigan (State of) Finance Authority; Series 2014 C-1, RB(a)(b)	5.00%	07/01/2022	2,720	2,896,038
Series 2020 B-1, Ref. RB	5.00%	06/01/2049	2,000	2,391,480

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Michigan–(continued)
Michigan (State of) Finance Authority (Beaumont Health Credit Group); Series 2016, RB	5.00%	11/01/2044	$9,000	$10,225,080
Michigan (State of) Finance Authority (Charter County of Wayne Criminal Justice Center); Series 2018, RB	5.00%	11/01/2043	2,500	3,045,575
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department); Series 2014 C-6, Ref. RB	5.00%	07/01/2033	1,355	1,543,643
Series 2014 D-1, Ref. RB (INS - AGM)(h)	5.00%	07/01/2037	2,000	2,268,540
Series 2014 D-2, Ref. RB (INS - AGM)(h)	5.00%	07/01/2027	4,000	4,576,840
Series 2014 D-4, Ref. RB	5.00%	07/01/2029	1,355	1,546,055
Michigan (State of) Finance Authority (Local Government Loan Program); Series 2014 F, Ref. RB	4.50%	10/01/2029	4,000	4,162,320
Oakland University Board of Trustees; Series 2016, RB	5.00%	03/01/2041	5,000	5,618,350
Series 2016, RB	5.00%	03/01/2047	2,500	2,785,675
Summit Academy North; Series 2016, Ref. RB	5.00%	11/01/2031	3,000	3,054,480
Series 2016, Ref. RB	5.00%	11/01/2035	3,255	3,308,708
Wayne (County of), MI Airport Authority (Detroit Metropolitan Airport); Series 2012 B, RB(d)	5.00%	12/01/2032	1,500	1,617,675
Series 2012 B, RB(d)	5.00%	12/01/2037	1,500	1,612,200
Series 2012 D, Ref. RB(d)	5.00%	12/01/2028	2,500	2,705,275
				68,148,242

Minnesota–0.32%
Minnesota (State of) Higher Education Facilities Authority (Bethel University); Series 2017, Ref. RB	5.00%	05/01/2047	7,615	8,125,281
St. Paul (City of), MN Housing & Redevelopment Authority (Hmong College Prep Academy); Series 2016, Ref. RB	5.75%	09/01/2046	2,000	2,310,800
Woodbury (City of), MN Housing & Redevelopment Authority (St. Therese of Woodbury); Series 2014, RB	5.25%	12/01/2049	1,000	1,042,680
				11,478,761

Mississippi–0.16%
Mississippi Business Finance Corp. (Chevron U.S.A., Inc.); Series 2010 K, VRD RB(m)	0.01%	11/01/2035	1,000	1,000,000
West Rankin Utility Authority; Series 2018, RB (INS - AGM)(h)	5.00%	01/01/2048	4,050	4,892,927
				5,892,927

Missouri–2.20%
Kansas City (City of), MO Industrial Development Authority (Downtown Redevelopment District); Series 2011 A, Ref. RB	5.50%	09/01/2024	5,990	6,144,362
Kansas City (City of), MO Industrial Development Authority (Kansas City International Airport); Series 2019 B, RB (INS - AGM)(d)(h)	5.00%	03/01/2049	11,975	14,307,131
Kansas City (City of), MO Industrial Development Authority (Ward Parkway Center Community Improvement District); Series 2016 A, Ref. RB(f)	5.00%	04/01/2046	1,150	1,165,905
Kansas City (City of), MO Land Clearance for Redevelopment Authority (Convention Center Hotel); Series 2018 B, RB(f)	5.00%	02/01/2040	1,500	1,592,565
Kirkwood (City of), MO Industrial Development Authority (Aberdeen Heights); Series 2017 A, Ref. RB	5.25%	05/15/2050	2,900	3,125,272
Series 2017, Ref. RB	5.25%	05/15/2042	1,675	1,818,598
Missouri (State of) Health & Educational Facilities Authority (Lutheran Senior Services); Series 2016 B, Ref. RB	5.00%	02/01/2046	4,000	4,422,560
Series 2019 A, RB	5.00%	02/01/2042	3,000	3,321,960
Missouri (State of) Health & Educational Facilities Authority (Medical Research Lutheran Services); Series 2016 A, RB	5.00%	02/01/2036	3,200	3,588,160
Missouri (State of) Health & Educational Facilities Authority (Mercy Health); Series 2017 C, Ref. RB(c)	5.00%	11/15/2042	25,000	29,539,250
St. Louis (County of), MO Industrial Development Authority (Friendship Village of Sunset Hills); Series 2013 A, RB	5.88%	09/01/2043	1,750	1,884,627
St. Louis (County of), MO Industrial Development Authority (Friendship Village West County); Series 2018 A, RB	5.13%	09/01/2048	7,500	8,292,000
				79,202,390

Montana–0.07%
Kalispell (City of), MT (Immanuel Lutheran Corp.); Series 2017, Ref. RB	5.25%	05/15/2047	2,645	2,690,970

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Nebraska–0.89%
Central Plains Energy Project (No. 3); Series 2012, RB(n)	5.00%	09/01/2032	$4,900	$5,214,776
Series 2017 A, Ref. RB	5.00%	09/01/2037	5,010	6,864,201
Series 2017 A, Ref. RB	5.00%	09/01/2042	10,000	14,083,000
Public Power Generation Agency (Whelan Energy Center Unit 2); Series 2016 A, Ref. RB	5.00%	01/01/2037	5,000	5,942,750
				32,104,727

Nevada–0.49%
Las Vegas (City of), NV Convention & Visitors Authority; Series 2018 B, RB	5.00%	07/01/2043	12,320	14,431,402
Nevada (State of) Department of Business & Industry (Doral Academy of Nevada); Series 2017 A, RB(f)	5.00%	07/15/2047	2,900	3,118,515
				17,549,917

New Hampshire–0.43%
New Hampshire (State of) Business Finance Authority (Covanta Green Bonds); Series 2020 B, Ref. RB(b)(d)(f)	3.75%	07/02/2040	1,205	1,245,873
New Hampshire (State of) Business Finance Authority (Covanta); Series 2020 A, Ref. RB(b)(f)	3.63%	07/02/2040	740	764,413
New Hampshire (State of) Health & Education Facilities Authority (Southern New Hampshire University); Series 2012, RB(a)(b)	5.00%	01/01/2022	6,000	6,240,420
New Hampshire Business Finance Authority; Series 2020-1, Class A	4.13%	01/20/2034	6,407	7,193,012
				15,443,718

New Jersey–5.25%
Garden State Preservation Trust; Series 2005 A, RB (INS - AGM)(h)	5.75%	11/01/2028	7,500	9,289,500
Gloucester (County of), NJ Pollution Control Financing Authority (Logan); Series 2014 A, Ref. PCR(d)	5.00%	12/01/2024	3,075	3,229,242
Hudson (County of), NJ Improvement Authority (Hudson County Courhouse); Series 2020, RB	4.00%	10/01/2051	5,000	5,716,300
New Jersey (State of); Series 2020 A, GO Bonds	4.00%	06/01/2030	4,120	4,904,984
Series 2020 A, GO Bonds	4.00%	06/01/2031	5,000	6,000,950
New Jersey (State of) Economic Development Authority; Series 2005 N-1, Ref. RB (INS - NATL)(c)(h)(i)	5.50%	09/01/2022	7,500	8,072,775
Series 2005, Ref. RB (INS - AMBAC)(h)	5.50%	09/01/2024	3,885	4,503,337
Series 2012 II, Ref. RB	5.00%	03/01/2023	2,150	2,244,793
Series 2012, Ref. RB	5.00%	06/15/2025	3,000	3,140,910
Series 2012, Ref. RB	5.00%	06/15/2026	1,000	1,044,390
Series 2012, Ref. RB	5.00%	06/15/2028	3,000	3,122,220
Series 2017 A, Ref. RB	5.00%	07/01/2033	2,800	3,249,092
New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and Technology, Inc.); Series 2012 C, RB	5.00%	07/01/2032	675	691,652
Series 2012 C, RB	5.30%	07/01/2044	2,380	2,431,670
New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement); Series 2013, RB(d)	5.38%	01/01/2043	1,500	1,652,985
New Jersey (State of) Health Care Facilities Financing Authority (Barnabas Health); Series 2011 A, Ref. RB(a)(b)	5.63%	07/01/2021	8,000	8,143,480
New Jersey (State of) Health Care Facilities Financing Authority (Hackensack Meridian Health Obligated Group); Series 2017 A, Ref. RB	5.25%	07/01/2057	6,375	7,548,000
New Jersey (State of) Health Care Facilities Financing Authority (Princeton HealthCare System); Series 2016 A, Ref. RB	5.00%	07/01/2039	7,000	8,233,820
New Jersey (State of) Transportation Trust Fund Authority; Series 2006 C, RB (INS - AGC)(g)(h)	0.00%	12/15/2026	10,000	9,411,400
Series 2006 C, RB (INS - NATL)(g)(h)	0.00%	12/15/2031	7,410	5,880,502
Series 2010 D, RB	5.25%	12/15/2023	2,000	2,251,240
Series 2015 AA, RB	5.25%	06/15/2041	2,500	2,818,900
Series 2015 AA, RB	5.00%	06/15/2045	3,420	3,795,140
Series 2018 A, Ref. RB	5.00%	12/15/2035	7,030	8,400,358
Series 2018 A, Ref. RN(c)(i)	5.00%	06/15/2030	5,000	5,824,900
Series 2018 A, Ref. RN(c)(i)	5.00%	06/15/2031	7,500	8,709,150
Series 2019, RB	5.25%	06/15/2043	5,000	5,930,650
Series 2019, Ref. RB	5.00%	12/15/2032	2,500	3,068,600

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
Series 2020 AA, RB	4.00%	06/15/2045	$2,385	$2,598,314
Series 2020 AA, RB	4.00%	06/15/2050	2,700	2,926,503
Subseries 2016 A-1, RN	5.00%	06/15/2027	10,000	11,936,400
New Jersey (State of) Turnpike Authority; Series 2016 A, Ref. RB	5.00%	01/01/2034	5,000	5,946,400
Series 2019 A, RB	4.00%	01/01/2048	10,285	11,567,848
Series 2021 A, RB	4.00%	01/01/2051	2,750	3,152,215
Tobacco Settlement Financing Corp.; Series 2018 A, Ref. RB	5.00%	06/01/2046	10,000	11,661,800
				189,100,420

New Mexico–0.04%
New Mexico (State of) Hospital Equipment Loan Council (La Vida Expansion); Series 2019 A, RB	5.00%	07/01/2049	1,250	1,392,275

New York–11.29%
Brooklyn Arena Local Development Corp. (Barclays Center); Series 2009, RB(g)	0.00%	07/15/2035	5,000	3,301,250
Erie Tobacco Asset Securitization Corp.; Series 2005 A, RB	5.00%	06/01/2045	5,850	5,855,733
Hudson Yards Infrastructure Corp.; Series 2017 A, Ref. RB (INS - AGM)(h)	4.00%	02/15/2047	8,000	8,748,160
Metropolitan Transportation Authority; Series 2011 A, RB(a)(b)	5.00%	11/15/2021	2,000	2,068,680
Series 2013 A, RB	5.00%	11/15/2038	3,025	3,224,257
Series 2019 D-1, RB	5.00%	09/01/2022	5,000	5,310,350
Series 2020 A-2, RB	4.00%	02/01/2022	5,000	5,145,350
Metropolitan Transportation Authority (Green Bonds); Series 2017 C-1, Ref. RB	5.00%	11/15/2024	3,670	4,193,636
Series 2019 C, RB (INS - AGM)(h)	4.00%	11/15/2045	10,000	11,266,400
Series 2020 C-1, RB	5.00%	11/15/2050	4,000	4,709,640
Series 2020 D-3, RB	4.00%	11/15/2050	10,000	10,924,200
Series 2020, Ref. RB	4.00%	11/15/2045	5,000	5,497,600
Subseries 2017 A-1, RB	5.25%	11/15/2057	2,280	2,631,029
Monroe County Industrial Development Corp. (St. Ann’s Community); Series 2019, Ref. RB	5.00%	01/01/2040	4,985	5,471,486
Series 2019, Ref. RB	5.00%	01/01/2050	2,015	2,190,789
New York & New Jersey (States of) Port Authority; Ninety-Third Series 1994, RB	6.13%	06/01/2094	5,250	5,981,168
Series 2019, RB(d)	5.00%	11/01/2044	6,500	7,829,770
New York (City of), NY; Series 2019 A, GO Bonds	4.00%	08/01/2040	11,930	13,435,805
Series 2019 B-1, GO Bonds	5.00%	10/01/2042	3,000	3,674,730
Series 2019 B-1, GO Bonds	5.00%	10/01/2043	3,000	3,666,420
New York (City of), NY Industrial Development Agency (Queens Baseball Stadium); Series 2009, RB(a)(b)	6.38%	03/15/2021	1,000	1,002,180
New York (City of), NY Transitional Finance Authority; Series 2019 B-1, RB	4.00%	11/01/2045	6,000	6,788,100
Subseries 2013, RB(c)	5.00%	11/01/2038	5,465	6,095,169
Subseries 2013, RB(c)	5.00%	11/01/2042	12,625	14,045,313
Subseries 2020 A-3, RB	4.00%	05/01/2044	10,000	11,249,400
New York (City of), NY Water & Sewer System; Series 2012 FF, RB(c)	5.00%	06/15/2045	28,610	30,280,252
New York (County of), NY Tobacco Trust VI; Subseries 2016 A-1, Ref. RB	5.75%	06/01/2043	10,000	12,578,700
New York (State of) Dormitory Authority; Series 2020 A, Ref. RB	4.00%	03/15/2046	15,000	16,961,700
Series 2020 D, Ref. RB	4.00%	02/15/2047	11,000	12,344,860
New York (State of) Dormitory Authority (General Purpose); Series 2011 A, RB(c)	5.00%	03/15/2031	21,885	21,961,160
Series 2014 C, RB(c)	5.00%	03/15/2040	12,030	13,534,592
New York (State of) Dormitory Authority (North Shore - Long Island Jewish Obligated Group); Series 2011 A, RB(a)(b)	5.00%	05/01/2021	2,000	2,015,860
New York (State of) Dormitory Authority (State University of New York Dormitory Facilities); Series 2011A, RB(a)(b)	5.00%	07/01/2021	1,000	1,016,160
New York (State of) Thruway Authority; Series 2019 B, RB	4.00%	01/01/2053	10,000	11,193,600
New York Liberty Development Corp. (3 World Trade Center); Series 2014, Class 1, Ref. RB(f)	5.00%	11/15/2044	11,405	12,406,929

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York Liberty Development Corp. (Goldman Sachs Headquarters); Series 2005, Ref. RB	5.25%	10/01/2035	$6,000	$8,407,740
New York Power Authority; Series 2020 A, Ref. RB	4.00%	11/15/2045	7,000	8,089,620
Series 2020 A, Ref. RB	4.00%	11/15/2050	5,000	5,756,750
New York State Urban Development Corp.; Series 2019 A, Ref. RB	4.00%	03/15/2042	10,080	11,424,067
Series 2020 A, RB	5.00%	03/15/2042	800	993,096
New York Transportation Development Corp.; Series 2020 A, Ref. RB(d)	5.00%	12/01/2036	1,000	1,234,500
Series 2020 A, Ref. RB(d)	4.00%	12/01/2041	1,300	1,440,517
New York Transportation Development Corp. (American Airlines, Inc.); Series 2016, Ref. RB(d)	5.00%	08/01/2026	20,990	21,356,905
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminal C&D Redevelopment); Series 2018, RB(d)	5.00%	01/01/2034	6,970	8,228,433
Series 2018, RB(d)	5.00%	01/01/2036	1,235	1,450,915
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment); Series 2016 A, RB(d)	5.25%	01/01/2050	14,815	16,607,615
Rockland Tobacco Asset Securitization Corp.; Series 2001, RB	5.63%	08/15/2035	2,355	2,376,548
Series 2005 A, RB(f)(g)	0.00%	08/15/2045	57,500	13,964,450
Suffolk (County of), NY Water Authority; Series 2011, Ref. RB(a)(b)	5.00%	06/01/2021	2,135	2,160,791
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels); Series 2020 A, RB	5.00%	11/15/2049	4,500	5,645,160
TSASC, Inc.; Series 2016 B, Ref. RB	5.00%	06/01/2045	8,265	8,974,054
				406,711,589

North Carolina–0.53%
North Carolina (State of) Department of Transportation (I-77 HOT Lanes); Series 2015, RB(d)	5.00%	06/30/2054	5,475	5,980,999
North Carolina (State of) Medical Care Commission (Lutheran Services); Series 2012, Ref. RB	4.25%	03/01/2024	925	937,099
North Carolina (State of) Medical Care Commission (Pennybyrn at Maryfield); Series 2020, RB	5.00%	10/01/2040	1,050	1,170,866
Series 2020, RB	5.00%	10/01/2045	1,000	1,104,450
Series 2020, RB	5.00%	10/01/2050	1,500	1,647,345
North Carolina (State of) Turnpike Authority; Series 2018, Ref. RB	5.00%	01/01/2040	7,000	8,337,630
				19,178,389

North Dakota–0.45%
Burleigh (County of), ND (University of Mary); Series 2016, RB	5.20%	04/15/2046	2,700	2,807,946
Fargo (City of), ND (Sanford); Series 2011, RB(a)(b)	6.25%	11/01/2021	1,250	1,299,375
Ward (County of), ND (Trinity Obligated Group); Series 2017 C, RB	5.00%	06/01/2048	11,065	12,255,041
				16,362,362

Ohio–4.42%
Akron, Bath & Copley Joint Township Hospital District (Medical Center of Akron); Series 2012, RB	5.00%	11/15/2032	1,000	1,038,950
Akron, Bath & Copley Joint Township Hospital District (Summa Health Obligated Group); Series 2016, Ref. RB	5.25%	11/15/2046	5,000	5,776,700
American Municipal Power, Inc. (Greenup Hydroelectric); Series 2016 A, RB	5.00%	02/15/2046	10,000	11,763,200
Buckeye Tobacco Settlement Financing Authority; Series 2020 B-2, Ref. RB	5.00%	06/01/2055	23,735	26,725,372
Series 2020 B-3, Ref. RB(g)	0.00%	06/01/2057	21,475	3,219,961
Centerville (City of), OH (Graceworks Lutheran Services); Series 2017, Ref. RB	5.25%	11/01/2047	5,400	5,643,270
Chillicothe (City of), OH (Adena Health System Obligated Group); Series 2017, Ref. RB	5.00%	12/01/2037	5,000	5,986,550
Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Constellation Schools); Series 2014 A, Ref. RB	5.75%	01/01/2024	385	405,428
Series 2014 A, Ref. RB	6.50%	01/01/2034	2,450	2,634,632
Cleveland (City of), OH; Series 2008 B-1, RB (INS - NATL)(g)(h)	0.00%	11/15/2025	2,895	2,749,960
Series 2012 A, Ref. RB(a)(b)	5.00%	01/01/2022	5,000	5,200,350

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–(continued)
Cuyahoga (County of), OH (Metrohealth System); Series 2017, Ref. RB	5.00%	02/15/2052	$5,000	$5,585,550
Series 2017, Ref. RB	5.50%	02/15/2052	7,000	8,122,380
Series 2017, Ref. RB	5.00%	02/15/2057	2,150	2,396,755
Hamilton (County of), OH (Christ Hospital); Series 2012, RB(a)(b)	5.50%	06/01/2022	6,000	6,397,440
Series 2012, RB	5.25%	06/01/2027	3,295	3,454,116
Hamilton (County of), OH (Life Enriching Communities); Series 2016, Ref. RB	5.00%	01/01/2051	1,695	1,822,617
Series 2016, Ref.RB	5.00%	01/01/2046	6,505	7,009,853
Hamilton (County of), OH (UC Health); Series 2020, RB	5.00%	09/15/2050	12,040	14,683,743
Lucas (County of), OH (ProMedica Healthcare System); Series 2018 A, Ref. RB	5.25%	11/15/2048	16,500	18,823,860
Middleburg Heights (City of), OH (Southwest General Health Center); Series 2011, RB(a)	5.13%	08/01/2031	1,750	1,786,225
Series 2011, RB(a)	5.25%	08/01/2036	1,500	1,531,830
Muskingum (County of), OH (Genesis Healthcare System); Series 2013, RB	5.00%	02/15/2044	7,740	8,041,396
Ohio (State of) (Portsmouth Bypass); Series 2015, RB(d)	5.00%	12/31/2025	2,000	2,339,080
Ohio (State of) Housing Finance Agency (Covenant House Apartments); Series 2008 C, RB (CEP - GNMA)(d)	6.10%	09/20/2049	2,845	2,848,101
Tuscarawas (County of), OH Economic Development and Finance Alliance (Ashland University); Series 2015, Ref. RB	6.00%	03/01/2045	3,000	3,249,570
				159,236,889

Oklahoma–0.90%
Oklahoma (State of) Development Finance Authority (OU Medicine); Series 2018 B, RB	5.25%	08/15/2048	8,500	9,854,560
Oklahoma (State of) Development Finance Authority (Provident Oklahoma Education Resources, Inc.-Cross Village Student Housing); Series 2017, RB (Acquired 06/07/2018-03/07/2019; Cost $33,023,735)(e)(k)	5.00%	08/01/2052	2,000	830,000
Series 2017, RB (Acquired 06/13/2018-06/27/2018; Cost $4,609,750)(e)(k)	5.25%	08/01/2057	2,610	1,083,150
Oklahoma Development Finance Authority; Series 2018 B, RB(c)(i)	5.50%	08/15/2057	6,000	7,070,700
Tulsa (City of), OK Municipal Airport Trust; Series 2001 B, Ref. RB(d)	5.50%	12/01/2035	7,500	8,005,800
Tulsa (City of), OK Municipal Airport Trust (American Airlines Group, Inc.); Series 2015, Ref. RB(b)(d)	5.00%	06/01/2025	5,000	5,499,500
				32,343,710

Oregon–0.51%
Clackamas (County of), OR Hospital Facility Authority (Mary’s Woods at Marylhurst, Inc.); Series 2018 A, RB	5.00%	05/15/2048	1,090	1,151,127
Series 2018 A, RB	5.00%	05/15/2052	500	526,915
Clackamas (County of), OR Hospital Facility Authority (Rose Villa); Series 2020 A, Ref. RB	5.13%	11/15/2040	1,000	1,075,610
Series 2020 A, Ref. RB	5.25%	11/15/2050	1,250	1,336,638
Clackamas (County of), OR Hospital Facility Authority (Willamette View); Series 2017 A, Ref. RB	5.00%	11/15/2047	2,415	2,585,547
Series 2017 A, Ref. RB	5.00%	11/15/2052	2,960	3,162,405
Forest Grove (City of), OR (Pacific University); Series 2014 A, Ref. RB	5.25%	05/01/2034	2,000	2,078,520
Portland (City of), OR; Series 2011 B, RB	5.25%	06/15/2029	900	912,249
Portland (Port of), OR (Portland International Airport); Series 2017 24 B, RB(d)	5.00%	07/01/2047	3,000	3,444,600
Salem (City of), OR Hospital Facility Authority (Capital Manor, Inc.); Series 2012, Ref. RB	5.75%	05/15/2027	1,000	1,046,390
Series 2012, Ref. RB	5.63%	05/15/2032	1,000	1,039,670
				18,359,671

Pennsylvania–2.46%
Allegheny (County of), PA Higher Education Building Authority (Duquesne University); Series 2011 A, RB(a)(b)	5.25%	03/01/2021	700	700,000
Allegheny (County of), PA Hospital Development Authority (Allegheny Health Network Obligated Group Issue); Series 2018 A, Ref. RB	5.00%	04/01/2047	15,410	17,971,450
Allegheny (County of), PA Port Authority; Series 2011, Ref. RB(a)(b)	5.75%	03/01/2021	1,385	1,385,000
Lehigh (County of), PA General Purpose Authority (Bible Fellowship Church Homes, Inc.); Series 2013, RB	4.75%	07/01/2022	2,125	2,180,144

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Pennsylvania (Commonwealth of) Economic Development Financing Authority (National Gypson Co.); Series 2014, Ref. RB(d)	5.50%	11/01/2044	$3,300	$3,425,895
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Drexel University); Series 2011 A, RB(a)(b)	5.13%	05/01/2021	500	504,055
Pennsylvania (Commonwealth of) Turnpike Commission; Series 2018 B, RB	5.25%	12/01/2048	7,995	9,790,277
Series 2020 B, RB	5.00%	12/01/2045	4,000	4,994,000
Series 2020 B, RB	5.00%	12/01/2050	3,000	3,722,430
Subseries 2014 A-2, RB(j)	5.13%	12/01/2040	5,500	5,617,370
Subseries 2017 B-1, RB	5.25%	06/01/2047	9,325	11,303,019
Pennsylvania (State of) Turnpike Commission; Series 2021 A, RB	4.00%	12/01/2046	1,000	1,125,720
Series 2021 A, RB	4.00%	12/01/2050	1,250	1,402,500
Philadelphia (City of), PA; Series 2017 B, Ref. RB(d)	5.00%	07/01/2047	7,500	8,647,650
Philadelphia (City of), PA Authority for Industrial Development (Wesley Enhanced Living Obligated Group); Series 2017, Ref. RB	5.00%	07/01/2042	3,000	3,105,030
Philadelphia (City of), PA Hospitals & Higher Education Facilities Authority (Temple University Health System); Series 2012 A, RB	5.63%	07/01/2042	5,530	5,815,624
Philadelphia (City of), PA Industrial Development Authority (Thomas Jefferson University); Series 2017 A, Ref. RB	5.00%	09/01/2042	3,500	4,121,670
Philadelphia School District; Series 2007 A, Ref. GO Bonds (INS - NATL)(h)	5.00%	06/01/2026	2,360	2,837,924
				88,649,758

Puerto Rico–1.15%
Children’s Trust Fund; Series 2002, RB	5.50%	05/15/2039	6,450	6,608,283
Series 2002, RB	5.63%	05/15/2043	1,250	1,256,413
Series 2008 B, RB(g)	0.00%	05/15/2057	10,000	539,300
Puerto Rico (Commonwealth of) Electric Power Authority; Series 2007 VV, Ref. RB (INS - NATL)(h)	5.25%	07/01/2030	2,700	2,996,838
Series 2012 A, RB(e)	5.00%	07/01/2042	5,525	4,986,312
Puerto Rico (Commonwealth of) Highway & Transportation Authority; Series 2007 N, Ref. RB (INS - AGC)(h)	5.25%	07/01/2034	2,500	3,073,925
Series 2007 N, Ref. RB (INS - AGC)(h)	5.25%	07/01/2036	4,100	5,088,838
Puerto Rico Sales Tax Financing Corp.; Series 2018 A-1, RB	4.50%	07/01/2034	1,400	1,527,974
Series 2018 A-1, RB	4.55%	07/01/2040	1,583	1,725,189
Series 2018 A-1, RB(g)	0.00%	07/01/2046	10,000	3,074,400
Series 2018 A-1, RB(g)	0.00%	07/01/2051	25,000	5,504,250
Series 2018 A-1, RB	4.75%	07/01/2053	4,500	4,911,435
				41,293,157

South Carolina–1.41%
Greenwood (County of), SC (Self Regional Healthcare); Series 2012 B, Ref. RB	5.00%	10/01/2031	2,120	2,200,369
Horry (County of), SC; Series 2010 A, RB	5.00%	07/01/2040	2,000	2,006,760
Patriots Energy Group Financing Agency; Series 2018 A, RB(b)	4.00%	02/01/2024	5,000	5,458,750
Piedmont Municipal Power Agency; Series 2011 C, Ref. RB (INS - AGC)(h)	5.00%	01/01/2030	500	505,870
Series 2011 D, Ref. RB (INS - AGC)(h)	5.75%	01/01/2034	1,000	1,013,300
South Carolina (State of) Jobs-Economic Development Authority (Lutheran Homes); Series 2013, RB	5.00%	05/01/2028	2,000	2,078,420
Series 2017, Ref. RB	5.00%	05/01/2037	2,860	3,000,369
South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance); Series 2013 A, Ref. RB(a)(b)	5.25%	08/01/2023	3,850	4,308,997
South Carolina (State of) Ports Authority; Series 2015, RB(a)(b)(d)	5.00%	07/01/2025	10,000	11,863,900
South Carolina (State of) Public Service Authority; Series 2015 E, RB	5.25%	12/01/2055	7,365	8,623,973
Series 2020 A, Ref. RB	5.00%	12/01/2043	3,300	4,130,841
South Carolina (State of) Public Service Authority (Santee Cooper); Series 2013 E, RB	5.50%	12/01/2053	5,000	5,565,550
				50,757,099

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
South Dakota–0.11%
South Dakota (State of) Health & Educational Facilities Authority (Avera Health); Series 2012 A, RB(a)(b)	5.00%	07/01/2021	$4,000	$4,064,480

Tennessee–1.98%
Knox (County of), TN Health, Educational & Housing Facility Board (Covenant Health); Series 2016 A, Ref. RB	5.00%	01/01/2042	14,000	16,264,080
Memphis (City of), TN; Series 2020 A, RB	4.00%	12/01/2050	5,175	6,029,393
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (Blakeford at Green Hills); Series 2012, Ref. RB(a)(b)	5.00%	07/01/2022	4,600	4,878,576
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Vanderbilt University Medical Center); Series 2016 A, RB	5.00%	07/01/2046	8,015	9,247,386
Series 2017 A, RB	5.00%	07/01/2048	1,500	1,752,810
Nashville (City of), TN Metropolitan Airport Authority; Series 2019 B, RB(d)	5.00%	07/01/2049	7,820	9,457,273
Shelby (County of), TN Health, Educational & Housing Facilities Board (The Village at Germantown, Inc.); Series 2014, RB	5.00%	12/01/2034	1,000	1,077,330
Series 2014, RB	5.25%	12/01/2044	1,165	1,248,216
Tennessee Energy Acquisition Corp.; Series 2017 A, RB(b)	4.00%	05/01/2023	20,000	21,355,400
				71,310,464

Texas–7.15%
Aldine Independent School District; Series 2017 A, Ref. GO Bonds (CEP - Texas Permanent School Fund)(c)	5.00%	02/15/2045	15,000	17,832,300
Angelina & Neches River Authority Industrial Development Corp. (Aspen Power LLC); Series 2007 A, RB(d)(e)(l)	6.50%	11/01/2029	430	4
Arlington Higher Education Finance Corp. (Universal Academy); Series 2014 A, RB	7.00%	03/01/2034	1,000	1,090,730
Bexar County Health Facilities Development Corp. (St. Luke’s Lutheran Hospital); Series 1991, RB(a)	7.00%	05/01/2021	180	181,897
Central Texas Regional Mobility Authority; Series 2016, Ref. RB	5.00%	01/01/2046	8,705	9,862,852
Clifton Higher Education Finance Corp. (Idea Public Schools); Series 2013, RB	6.00%	08/15/2043	2,000	2,184,160
Clifton Higher Education Finance Corp. (International Leadership of Texas); Series 2015 A, RB	5.13%	08/15/2030	2,000	2,279,640
Series 2018 D, RB	6.00%	08/15/2038	5,000	5,785,550
Dallas (City of), TX (Civic Center Convention Complex); Series 2009, Ref. RB (INS - AGC)(h)	5.25%	08/15/2034	4,000	4,014,080
Decatur (City of), TX Hospital Authority (Wise Regional Health System); Series 2014 A, Ref. RB	5.00%	09/01/2034	1,250	1,345,125
Series 2014 A, Ref. RB	5.25%	09/01/2044	1,500	1,595,565
Galena Park Independent School District; Series 1996, Ref. GO Bonds (CEP - Texas Permanent School Fund)(g)	0.00%	08/15/2023	2,000	1,975,920
Grand Parkway Transportation Corp.; Series 2013 B, RB(a)(b)	5.25%	10/01/2023	14,360	16,209,712
Series 2020, Ref. RB	4.00%	10/01/2045	10,000	11,477,400
Gulf Coast Industrial Development Authority (ExxonMobil); Series 2012, VRD RB(m)	0.01%	11/01/2041	2,000	2,000,000
Harris (County of), TX; Series 2007 C, Ref. GO Bonds (INS - AGM)(h)	5.25%	08/15/2031	6,665	9,229,292
Hopkins (County of), TX Hospital District; Series 2008, RB	5.50%	02/15/2023	780	782,644
Houston (City of), TX; Series 2019 A, Ref. GO Bonds	4.00%	03/01/2049	6,130	6,878,718
Houston (City of), TX (United Airlines, Inc.); Series 2020 C, Ref. RB(d)	5.00%	07/15/2027	3,875	4,515,305
Series 2020, Ref. RB(d)	5.00%	07/15/2027	1,500	1,747,860
Houston (City of), TX Convention & Entertainment Facilities Department; Series 2001 B, RB (INS - AGM)(g)(h)	0.00%	09/01/2026	8,750	8,092,525
Series 2001 B, RB (INS - AGM)(g)(h)	0.00%	09/01/2027	3,600	3,244,644
Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.); Series 2011 A, RB(a)(b)	6.88%	05/15/2021	1,700	1,723,018
Series 2011, RB(a)(b)	6.50%	05/15/2021	1,740	1,762,144
Love Field Airport Modernization Corp. (Southwest Airlines Co.); Series 2010, RB	5.25%	11/01/2040	1,000	1,015,180
Series 2012, RB(d)	5.00%	11/01/2028	2,000	2,130,400
Lower Colorado River Authority; Series 2012 A, Ref. RB(a)(b)	5.00%	05/15/2022	10	10,566
Series 2012 A, Ref. RB	5.00%	05/15/2030	4,585	4,827,180

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Lower Colorado River Authority (LCRA Transmission Services Corp.); Series 2019, Ref. RB	5.00%	05/15/2044	$3,395	$4,018,186
Mesquite Health Facilities Development Corp. (Christian Care Centers, Inc.); Series 2014, Ref. RB (Acquired 8/27/2014; Cost $1,773,916)(k)	5.13%	02/15/2030	1,750	1,382,290
Series 2014, Ref. RB (Acquired 08/27/2014-05/08/2018; Cost $2,137,081)(k)	5.13%	02/15/2042	2,135	1,669,079
Series 2016, Ref. RB (Acquired 05/08/2018; Cost $290,418)(k)	5.00%	02/15/2030	280	221,150
Mission Economic Development Corp. (Natgasoline); Series 2018, Ref. RB(d)(f)	4.63%	10/01/2031	2,500	2,662,900
New Hope Cultural Education Facilities Corp. (Presbyterian Village North); Series 2018, Ref. RB	5.00%	10/01/2035	1,820	1,914,840
New Hope Cultural Education Facilities Finance Corp. (Longhorn Village); Series 2017, Ref. RB	5.00%	01/01/2047	3,000	3,225,450
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries); Series 2013, RB	6.50%	01/01/2043	2,350	2,465,267
New Hope Cultural Education Facilities Finance Corp. (MRC Senior Living-The Langford); Series 2016 A, RB	5.00%	11/15/2026	1,250	1,243,787
Series 2016 A, RB	5.38%	11/15/2036	865	801,301
Series 2016 A, RB	5.50%	11/15/2046	1,250	1,104,612
New Hope Cultural Education Facilities Finance Corp. (Presbyterian Village North); Series 2018, Ref. RB	5.00%	10/01/2039	3,260	3,395,486
Series 2018, Ref. RB	5.25%	10/01/2049	5,000	5,205,800
New Hope Cultural Education Facilities Finance Corp. (Tarleton State University); Series 2014 A, RB(a)(b)	5.00%	04/01/2024	3,000	3,386,550
North East Texas Regional Mobility Authority; Series 2016 A, RB	5.00%	01/01/2041	6,750	7,586,730
Series 2016, RB	5.00%	01/01/2036	3,400	3,856,620
North Texas Tollway Authority; Series 2008 D, Ref. RB (INS - AGC)(g)(h)	0.00%	01/01/2028	12,800	11,698,048
Series 2008 D, Ref. RB (INS - AGC)(g)(h)	0.00%	01/01/2029	2,165	1,926,915
Series 2008 D, Ref. RB (INS - AGC)(g)(h)	0.00%	01/01/2031	4,710	3,950,230
Pottsboro Higher Education Finance Corp. (Imagine International Academy of North Texas LLC); Series 2016 A, RB	5.00%	08/15/2046	3,000	3,206,220
Red River Health Facilities Development Corp. (MRC Crossing); Series 2014 A, RB	6.75%	11/15/2024	770	814,152
Rowlett (City of), TX (Bayside Public Improvement District North Improvement Area); Series 2016, RB	5.38%	09/15/2030	400	420,544
Series 2016, RB	5.75%	09/15/2036	150	155,475
San Jacinto River Authority (Groundwater Reduction Plan Division); Series 2011, RB (INS - AGM)(h)	5.00%	10/01/2032	1,250	1,254,087
Series 2011, RB (INS - AGM)(h)	5.00%	10/01/2037	1,000	1,003,420
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.); Series 2007, RB (Acquired 07/27/2007-07/18/2012; Cost $9,036,681)(e)(k)	5.75%	11/16/2037	345	156,113
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home); Series 2007, RB (Acquired 07/18/2007-12/19/2007; Cost $3,765,990)(k)	5.75%	02/15/2025	1,485	1,193,584
Series 2007, RB (Acquired 07/18/2007; Cost $3,100,000)(k)	5.75%	02/15/2029	1,500	1,198,530
Series 2017 A, RB (Acquired 12/15/2016-09/17/2020; Cost $43,379,158)(k)	6.38%	02/15/2048	1,000	792,280
Series 2017 A, RB (Acquired 12/15/2016-06/12/2020; Cost $33,293,255)(k)	6.38%	02/15/2052	5,000	3,959,050
Tarrant County Cultural Education Facilities Finance Corp. (MRC Stevenson Oaks); Series 2020, Ref. RB	6.63%	11/15/2041	500	558,960
Series 2020, Ref. RB	6.75%	11/15/2051	500	556,690
Series 2020, Ref. RB	6.88%	11/15/2055	500	558,985
Texas (State of) Transportation Commission; Series 2019, RB(g)	0.00%	08/01/2045	4,000	1,406,080
Series 2019, RB(g)	0.00%	08/01/2046	3,180	1,061,420
Texas (State of) Transportation Commission (Central Texas Turnpike System); Series 2015 B, Ref. RB(g)	0.00%	08/15/2036	7,670	4,217,580
Series 2015 B, Ref. RB(g)	0.00%	08/15/2037	9,995	5,239,879
Texas (State of) Turnpike Authority (Central Texas Turnpike System); Series 2002 A, RB (INS - BHAC)(g)(h)	0.00%	08/15/2027	970	908,357
Series 2002, RB(a)(g)	0.00%	08/15/2027	30	28,022
Texas (State of) Water Development Board; Series 2020, RB	4.00%	04/15/2051	5,000	5,833,550
Texas Municipal Gas Acquisition & Supply Corp. III; Series 2021, Ref. RB	5.00%	12/15/2032	5,000	6,618,850
Texas Private Activity Bond Surface Transportation Corp. (Blueridge Transportation Group, LLC SH 288 Toll Lanes); Series 2016, RB(d)	5.00%	12/31/2045	7,550	8,461,964
Series 2016, RB(d)	5.00%	12/31/2050	4,095	4,578,415

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC - North Tarrant Express Managed Lanes); Series 2019 A, Ref. RB	4.00%	12/31/2038	$8,000	$9,104,240
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC Segments 3A and 3B Facility); Series 2013, RB(d)	7.00%	12/31/2038	3,475	3,974,948
Tyler Health Facilities Development Corp. (Mother Frances Hospital Regional Health Care Center); Series 2011, RB(a)(b)	5.13%	07/01/2021	1,655	1,681,530
Series 2011, RB(a)(b)	5.25%	07/01/2021	2,000	2,032,880
Ysleta Independent School District Public Facility Corp.; Series 2001, Ref. RB (INS - AMBAC)(h)	5.38%	11/15/2024	1,300	1,313,442
				257,798,899

Utah–0.45%
Salt Lake City Corp. Airport Revenue; Series 2017 A, RB(c)(d)(i)	5.00%	07/01/2042	14,000	16,320,920

Virgin Islands–0.21%
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2009 B, Ref. RB	5.00%	10/01/2025	4,125	4,134,611
Series 2010 A, RB	5.00%	10/01/2025	850	851,981
Series 2010 A, RB	5.00%	10/01/2029	2,750	2,756,407
				7,742,999

Virginia–1.80%
Ballston Quarter Communities Development Authority; Series 2016 A, RB	5.50%	03/01/2046	2,500	2,207,125
Hanover (County of), VA Economic Development Authority (Covenant Woods); Series 2018, Ref. RB	5.00%	07/01/2048	700	757,204
Series 2018, Ref. RB	5.00%	07/01/2051	1,000	1,080,720
Roanoke (City of), VA Economic Development Authority (Carilion Clinic Obligated Group); Series 2020, Ref. RB	5.00%	07/01/2047	15,540	23,466,332
Tobacco Settlement Financing Corp.; Series 2007 B-2, RB	5.20%	06/01/2046	4,000	4,015,200
Virginia (Commonwealth of) Small Business Financing Authority (95 Express Lanes LLC); Series 2017, RB(d)	5.00%	07/01/2034	5,000	5,165,800
Virginia (Commonwealth of) Small Business Financing Authority (Elizabeth River Crossings Opco, LLC); Series 2012, RB(d)	5.00%	07/01/2027	4,465	4,680,704
Series 2012, RB(d)	5.50%	01/01/2042	4,920	5,134,758
Virginia (Commonwealth of) Small Business Financing Authority (Express Lanes, LLC); Series 2012, RB(d)	5.00%	07/01/2034	6,735	6,958,333
Series 2012, RB(d)	5.00%	01/01/2040	2,535	2,618,402
Virginia (Commonwealth of) Small Business Financing Authority (Transform 66 P3); Series 2017, RB(d)	5.00%	12/31/2056	7,500	8,633,475
				64,718,053

Washington–2.31%
Seattle (Port of), WA; Series 2018 A, RB(c)(d)	5.00%	05/01/2043	21,000	24,256,890
Washington (State of); Series 2021 A, Ref. GO Bonds	5.00%	06/01/2038	2,750	3,544,172
Washington (State of) Convention Center Public Facilities District; Series 2018, RB(c)(i)	5.00%	07/01/2048	15,000	17,335,500
Series 2018, RB	5.00%	07/01/2048	20,000	23,056,400
Washington (State of) Housing Finance Commission (Bayview Manor Homes); Series 2016 A, Ref. RB(f)	5.00%	07/01/2046	7,255	7,654,896
Washington (State of) Housing Finance Commission (Heron’s Key Senior Living); Series 2015 A, RB(f)	6.50%	07/01/2030	800	869,800
Series 2015 A, RB(f)	6.75%	07/01/2035	820	887,773
Washington (State of) Housing Finance Commission (Presbyterian Retirement Co.); Series 2016, Ref. RB(f)	5.00%	01/01/2036	1,875	2,028,881
Washington (State of) Housing Finance Commission (The Hearthstone); Series 2018 A, Ref. RB(f)	5.00%	07/01/2048	2,000	2,047,920
Series 2018 A, Ref. RB(f)	5.00%	07/01/2053	1,500	1,531,260
				83,213,492

West Virginia–0.22%
Monongalia (County of), WV Commission Special District (University Town Centre Economic Opportunity Development District); Series 2017 A, Ref. RB(f)	5.50%	06/01/2037	2,500	2,678,625

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
West Virginia–(continued)
West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC); Series 2016, RB(d)(f)	6.75%	02/01/2026	$4,035	$3,926,620
Series 2018, RB(d)(f)	8.75%	02/01/2036	1,300	1,382,121
				7,987,366

Wisconsin–2.81%
Public Finance Authority (American Dream at Meadowlands); Series 2017, RB(f)	6.75%	08/01/2031	3,000	3,347,070
Public Finance Authority (KU Campus Development Corp. -Central District Development); Series 2016, RB(c)	5.00%	03/01/2041	10,000	11,657,200
Public Finance Authority (The Evergreens Obligated Group); Series 2019 A, Ref. RB	5.00%	11/15/2044	4,000	4,531,160
Public Finance Authority (WhiteStone); Series 2017, Ref. RB(f)	5.00%	03/01/2052	1,075	1,146,122
Superior (City of), WI (Superior Water, Light & Power Co.); Series 2007 A, Ref. RB(d)	5.38%	11/01/2021	2,000	2,007,700
Wisconsin (State of) Center District; Series 2020 D, RB (INS - AGM)(g)(h)	0.00%	12/15/2050	23,150	8,039,532
Series 2020 D, RB (INS - AGM)(g)(h)	0.00%	12/15/2055	11,870	3,287,753
Wisconsin (State of) Health & Educational Facilities Authority (American Baptist Homes of the Midwest Obligated Group); Series 2017, Ref. RB	5.00%	08/01/2039	3,500	3,690,085
Wisconsin (State of) Health & Educational Facilities Authority (Catholic Residential Services); Series 2007, Ref. RB	5.25%	05/01/2028	1,055	973,216
Wisconsin (State of) Health & Educational Facilities Authority (Meriter Hospital, Inc.); Series 2011 A, RB(a)(b)	5.50%	05/01/2021	2,000	2,017,460
Series 2011 A, RB(a)(b)	5.75%	05/01/2021	1,000	1,009,140
Wisconsin (State of) Health & Educational Facilities Authority (Rogers Memorial Hospital, Inc.); Series 2014, Ref. RB	5.00%	07/01/2044	3,125	3,422,500
Wisconsin (State of) Health & Educational Facilities Authority (St. John’s Communities, Inc.); Series 2018 A, RB	5.00%	09/15/2040	1,000	1,049,480
Series 2018 A, RB	5.00%	09/15/2050	5,000	5,220,000
Wisconsin (State of) Public Finance Authority (American Dream at Meadowlands); Series 2017, RB(f)	7.00%	12/01/2050	6,100	6,739,341
Wisconsin (State of) Public Finance Authority (Explore Academy); Series 2020 A, RB(f)	6.13%	02/01/2050	2,500	2,680,625
Wisconsin (State of) Public Finance Authority (KU Campus Development Corp. Central District Development); Series 2016, RB	5.00%	03/01/2036	4,500	5,262,120
Wisconsin (State of) Public Finance Authority (Maryland Proton Treatment Center); Series 2018 A-1, RB(f)	6.25%	01/01/2038	5,250	4,373,933
Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.); Series 2018 A, RB	5.20%	12/01/2037	5,000	5,601,350
Series 2018 A, RB	5.35%	12/01/2045	4,000	4,436,280
Wisconsin (State of) Public Finance Authority (Renown Regional Medical Center); Series 2016 A, Ref. RB	5.00%	06/01/2032	2,000	2,366,920
Series 2016 A, Ref. RB	5.00%	06/01/2034	7,180	8,452,942
Wisconsin (State of) Public Finance Authority (Roseman University of Health Sciences); Series 2015, Ref. RB	5.75%	04/01/2035	1,955	2,223,578
Wisconsin (State of) Public Finance Authority (Wittenberg University); Series 2016, RB(f)	5.25%	12/01/2039	7,285	7,632,130
				101,167,637

Wyoming–0.25%
West Park Hospital District (West Park Hospital); Series 2011 A, RB	6.50%	06/01/2031	1,000	1,010,700
Wyoming (State of) Municipal Power Agency; Series 2017 A, Ref. RB (INS - BAM)(c)(h)	5.00%	01/01/2047	7,000	8,072,120
				9,082,820
TOTAL INVESTMENTS IN SECURITIES(o)-105.17% (Cost $3,504,901,201)				3,789,600,981
FLOATING RATE NOTE OBLIGATIONS-(8.54)% Notes with interest and fee rates ranging from 0.55% to 0.85% at 02/28/2021 and contractual maturities of collateral ranging from 09/01/2022 to 08/15/2057 (See Note 1K)(p)				(307,595,000)
OTHER ASSETS LESS LIABILITIES–3.37%				121,181,499
NET ASSETS–100.00%				$3,603,187,480

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Municipal Income Fund

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
BHAC	– Berkshire Hathaway Assurance Corp.
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
Ctfs.	– Certificates
GNMA	– Government National Mortgage Association
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
RAC	– Revenue Anticipation Certificates
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(d)	Security subject to the alternative minimum tax.
(e)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2021 was $10,532,656, which represented less than 1% of the Fund’s Net Assets.

(f)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2021 was $244,964,850, which represented 6.80% of the Fund’s Net Assets.

(g)	Zero coupon bond issued at a discount.
(h)	Principal and/or interest payments are secured by the bond insurance company listed.
(i)

Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $64,415,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(j)	Convertible capital appreciation bond. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(k)	Restricted security. The aggregate value of these securities at February 28, 2021 was $15,199,449, which represented less than 1% of the Fund’s Net Assets.
(l)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(m)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on February 28, 2021.

(n)	Security subject to crossover refunding.
(o)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

(p)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2021. At February 28, 2021, the Fund’s investments with a value of $516,250,454 are held by TOB Trusts and serve as collateral for the $307,595,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Municipal Income Fund

Statement of Assets and Liabilities

February 28, 2021

Assets:
Investments in securities, at value (Cost $3,504,901,201)	$3,789,600,981
Cash	86,674,770
Receivable for: Investments sold	833,000
Fund shares sold	3,444,074
Interest	40,818,399
Investments matured, at value (Cost $870,481)	783,433
Investment for trustee deferred compensation and retirement plans	364,512
Other assets	1,139,228
Total assets	3,923,658,397

Liabilities:
Floating rate note obligations	307,595,000
Payable for: Investments purchased	3,256,852
Dividends	3,381,761
Fund shares reacquired	4,233,034
Accrued fees to affiliates	1,313,089
Accrued interest expense	6,900
Accrued trustees’ and officers’ fees and benefits	6,273
Accrued other operating expenses	219,537
Trustee deferred compensation and retirement plans	458,471
Total liabilities	320,470,917
Net assets applicable to shares outstanding	$3,603,187,480

Net assets consist of:
Shares of beneficial interest	$3,472,457,193
Distributable earnings	130,730,287
$3,603,187,480

Net Assets:
Class A	$2,545,279,280
Class C	$220,568,739
Class Y	$468,937,373
Investor Class	$97,587,377
Class R6	$270,814,711

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	186,965,845
Class C	16,272,969
Class Y	34,452,235
Investor Class	7,161,617
Class R6	19,894,768
Class A: Net asset value per share	$13.61
Maximum offering price per share (Net asset value of $13.61 ÷ 95.75%)	$14.21
Class C: Net asset value and offering price per share	$13.55
Class Y: Net asset value and offering price per share	$13.61
Investor Class: Net asset value and offering price per share	$13.63
Class R6: Net asset value and offering price per share	$13.61

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Municipal Income Fund

Statement of Operations

For the year ended February 28, 2021

Investment income:
Interest	$146,719,201

Expenses:
Advisory fees	16,092,862
Administrative services fees	507,464
Custodian fees	30,695
Distribution fees: Class A	6,207,073
Class C	2,518,287
Investor Class	131,809
Interest, facilities and maintenance fees	3,856,501
Transfer agent fees – A, C, Y and Investor	2,416,698
Transfer agent fees – R6	28,411
Trustees’ and officers’ fees and benefits	79,791
Registration and filing fees	234,567
Reports to shareholders	195,168
Professional services fees	78,436
Other	61,391
Total expenses	32,439,153
Less: Expense offset arrangement(s)	(1,437)
Net expenses	32,437,716
Net investment income	114,281,485

Realized and unrealized gain (loss) from:
Net realized gain (loss) from: Unaffiliated investment securities (includes net gains from securities sold to affiliates of $500,816)	(41,586,588)
Futures contracts	(2,748,604)
(44,335,192)
Change in net unrealized appreciation (depreciation) of unaffiliated investment securities	(78,598,903)
Net realized and unrealized gain (loss)	(122,934,095)
Net increase (decrease) in net assets resulting from operations	$(8,652,610)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Municipal Income Fund

Statement of Changes in Net Assets

For the years ended February 28, 2021 and February 29, 2020

	2021	2020
Operations:
Net investment income	$114,281,485	$106,735,640
Net realized gain (loss)	(44,335,192)	(4,946,345)
Change in net unrealized appreciation (depreciation)	(78,598,903)	249,061,063
Net increase (decrease) in net assets resulting from operations	(8,652,610)	350,850,358

Distributions to shareholders from distributable earnings:
Class A	(73,655,042)	(75,591,307)
Class C	(5,585,652)	(5,117,033)
Class Y	(14,765,264)	(16,415,197)
Investor Class	(2,976,992)	(3,518,570)
Class R6	(7,819,439)	(7,224,670)
Total distributions from distributable earnings	(104,802,389)	(107,866,777)

Share transactions-net:
Class A	95,280,451	372,653,767
Class C	(67,285,209)	149,343,209
Class Y	(15,216,651)	59,750,854
Investor Class	(2,249,141)	(4,608,765)
Class R6	35,357,294	75,838,918
Net increase in net assets resulting from share transactions	45,886,744	652,977,983
Net increase (decrease) in net assets	(67,568,255)	895,961,564

Net assets:
Beginning of year	3,670,755,735	2,774,794,171
End of year	$3,603,187,480	$3,670,755,735

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco Municipal Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/21	$14.04	$0.43	$(0.46)	$(0.03)	$(0.40)	$13.61	(0.14)%		$2,545,279	0.92	%(d)	0.92	%(d)	0.81	%(d)	3.25	%(d)	23%
Year ended 02/29/20	13.02	0.45	1.03	1.48	(0.46)	14.04	11.56		2,525,163	1.05		1.05		0.82		3.35		9
Year ended 02/28/19	13.19	0.50	(0.14)	0.36	(0.53)	13.02	2.78		1,982,214	1.01		1.01		0.85		3.85		27
Year ended 02/28/18	13.22	0.53	(0.06)	0.47	(0.50)	13.19	3.53		1,935,019	1.10		1.10		0.87		3.94		17
Year ended 02/28/17	13.70	0.52	(0.47)	0.05	(0.53)	13.22	0.28		1,927,685	0.99		0.99		0.83		3.79		25
Class C
Year ended 02/28/21	13.97	0.33	(0.45)	(0.12)	(0.30)	13.55	(0.83)		220,569	1.67	(d)	1.67	(d)	1.56	(d)	2.50	(d)	23
Year ended 02/29/20	12.96	0.35	1.02	1.37	(0.36)	13.97	10.69		298,433	1.80		1.80		1.57		2.60		9
Year ended 02/28/19	13.12	0.40	(0.13)	0.27	(0.43)	12.96	2.08		133,292	1.76		1.76		1.60		3.10		27
Year ended 02/28/18	13.16	0.42	(0.07)	0.35	(0.39)	13.12	2.68		248,013	1.85		1.85		1.62		3.19		17
Year ended 02/28/17	13.64	0.41	(0.47)	(0.06)	(0.42)	13.16	(0.48)		250,828	1.74		1.74		1.58		3.04		25
Class Y
Year ended 02/28/21	14.04	0.47	(0.47)	0.00	(0.43)	13.61	0.11		468,937	0.67	(d)	0.67	(d)	0.56	(d)	3.50	(d)	23
Year ended 02/29/20	13.02	0.48	1.03	1.51	(0.49)	14.04	11.83		500,893	0.80		0.80		0.57		3.60		9
Year ended 02/28/19	13.18	0.54	(0.14)	0.40	(0.56)	13.02	3.11		406,923	0.76		0.76		0.60		4.10		27
Year ended 02/28/18	13.22	0.56	(0.07)	0.49	(0.53)	13.18	3.71		442,757	0.85		0.85		0.62		4.19		17
Year ended 02/28/17	13.70	0.55	(0.47)	0.08	(0.56)	13.22	0.54		524,417	0.74		0.74		0.58		4.04		25
Investor Class
Year ended 02/28/21	14.05	0.45	(0.46)	(0.01)	(0.41)	13.63	0.03	(e)	97,587	0.81	(d)(e)	0.81	(d)(e)	0.70	(d)(e)	3.36	(d)(e)	23
Year ended 02/29/20	13.03	0.46	1.03	1.49	(0.47)	14.05	11.65	(e)	102,850	0.98	(e)	0.98	(e)	0.75	(e)	3.42	(e)	9
Year ended 02/28/19	13.19	0.52	(0.14)	0.38	(0.54)	13.03	2.96	(e)	99,887	0.88	(e)	0.88	(e)	0.72	(e)	3.98	(e)	27
Year ended 02/28/18	13.24	0.54	(0.08)	0.46	(0.51)	13.19	3.48	(e)	105,159	1.03	(e)	1.03	(e)	0.80	(e)	4.01	(e)	17
Year ended 02/28/17	13.71	0.53	(0.46)	0.07	(0.54)	13.24	0.47	(e)	108,489	0.87	(e)	0.87	(e)	0.71	(e)	3.91	(e)	25
Class R6
Year ended 02/28/21	14.04	0.48	(0.47)	0.01	(0.44)	13.61	0.17		270,815	0.61	(d)	0.61	(d)	0.50	(d)	3.56	(d)	23
Year ended 02/29/20	13.02	0.49	1.03	1.52	(0.50)	14.04	11.90		243,417	0.74		0.74		0.51		3.66		9
Year ended 02/28/19	13.18	0.54	(0.13)	0.41	(0.57)	13.02	3.18		152,478	0.69		0.69		0.53		4.17		27
Period ended 02/28/18 (f)	13.25	0.51	(0.10)	0.41	(0.48)	13.18	3.13		141,275	0.79	(g)	0.79	(g)	0.56	(g)	4.25	(g)	17

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $2,475,854, $251,982, $458,018, $97,094 and $237,688 for Class A, Class C, Class Y, Investor Class and Class R6 shares, respectively.
(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.14%, 0.17%, 0.13%, 0.18% and 0.13% for the years ended February 28, 2021, February 29, 2020, February 28, 2019, February 29, 2018 and February 28, 2017, respectively.

(f)	Commencement date of April 04, 2017.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32	Invesco Municipal Income Fund

Notes to Financial Statements

February 28, 2021

NOTE 1–Significant Accounting Policies

Invesco Municipal Income Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Investor Class and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

33	Invesco Municipal Income Fund

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Fund’s organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

34	Invesco Municipal Income Fund

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.

Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

M.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.500%
Over $500 million	0.450%

For the year ended February 28, 2021, the effective advisory fee rate incurred by the Fund was 0.46%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Investor Class and Class R6 shares to 1.50%, 2.25%, 1.25%, 1.50% and 1.25%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class C shares and Investor Class shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A and Investor Class average daily net assets and up to 1.00% of Class C average daily net assets. The fees are accrued daily and paid monthly.

35	Invesco Municipal Income Fund

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A and Investor Class shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended February 28, 2021, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2021, IDI advised the Fund that IDI retained $327,824 in front-end sales commissions from the sale of Class A shares and $120,589 and $7,281 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Obligations	$–	$3,789,184,606	$416,375	$3,789,600,981

Other Investments - Assets
Investments Matured	–	783,433	–	783,433
Total Investments	$–	$3,789,968,039	$416,375	$3,790,384,414

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended February 28, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations

Interest Rate Risk
Realized Gain (Loss):
Futures contracts	$(2,748,604)

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts
Average notional value	$107,939,323

NOTE 5–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2021, the Fund engaged in securities purchases of $187,348,781 and securities sales of $300,665,228, which resulted in net realized gains of $500,816.

36	Invesco Municipal Income Fund

NOTE 6–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,437.

NOTE 7–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8–Cash Balances and Borrowings

Effective February 25, 2021, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $2.0 billion, collectively by certain Funds, and which will expire on February 24, 2022. The revolving credit and security agreement is secured by the assets of the Fund. At February 28, 2021, the Fund had no borrowings outstanding under this agreement.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2021 were $306,583,923 and 1.06%, respectively.

The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2021 and February 29, 2020:

	2021	2020
Ordinary income-tax-exempt	$104,802,389	$107,866,777

Tax Components of Net Assets at Period-End:

2021
Undistributed tax-exempt income	$8,819,819
Net unrealized appreciation – investments	288,288,916
Temporary book/tax differences	(332,570)
Capital loss carryforward	(166,045,878)
Shares of beneficial interest	3,472,457,193
Total net assets	$3,603,187,480

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to book to tax amortization differences, wash sales and defaulted bonds.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2021, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$108,420,776	$57,625,102	$166,045,878

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

37	Invesco Municipal Income Fund

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2021 was $845,434,999 and $828,794,063, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$304,501,110

Aggregate unrealized (depreciation) of investments	(16,212,194)

Net unrealized appreciation of investments	$288,288,916

Cost of investments for tax purposes is $3,502,095,498.

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of market discount and federal taxes paid by the fund, on February 28, 2021, undistributed net investment income was decreased by $299,755, undistributed net realized gain (loss) was increased by $65,712 and shares of beneficial interest was increased by $234,043. This reclassification had no effect on the net assets of the Fund.

NOTE 12–Share Information

	Summary of Share Activity

	Year ended February 28, 2021(a)		Year ended February 29, 2020
	Shares	Amount	Shares	Amount

Sold:
Class A	36,773,798	$490,622,953	44,759,270	$604,782,920

Class C	3,181,964	41,743,959	15,455,350	208,409,624

Class Y	6,314,882	84,421,582	8,315,377	112,195,062

Investor Class	630,495	8,329,697	431,706	5,832,042

Class R6	6,743,107	90,483,720	7,412,069	99,896,391

Issued as reinvestment of dividends:
Class A	3,450,120	46,192,422	3,473,727	46,992,526

Class C	332,137	4,417,403	287,735	3,883,419

Class Y	609,546	8,152,641	668,610	9,041,710

Investor Class	163,099	2,184,305	191,480	2,590,322

Class R6	450,231	6,029,752	417,059	5,645,621

Automatic conversion of Class C shares to Class A shares:
Class A	1,274,262	17,218,989	833,876	11,246,368

Class C	(1,279,946)	(17,218,989)	(837,704)	(11,246,368)

Reacquired:
Class A	(34,409,233)	(458,753,913)	(21,446,199)	(290,368,047)

Class C	(7,317,442)	(96,227,582)	(3,835,694)	(51,703,466)

Class Y	(8,158,976)	(107,790,874)	(4,559,671)	(61,485,918)

Investor Class	(952,958)	(12,763,143)	(967,246)	(13,031,129)

Class R6	(4,640,010)	(61,156,178)	(2,201,328)	(29,703,094)

Net increase in share activity	3,165,076	$45,886,744	48,398,417	$652,977,983

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 65% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 13–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

38	Invesco Municipal Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Municipal Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Municipal Income Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

39	Invesco Municipal Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2020 through February 28, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/20)	Ending Account Value (02/28/21)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,024.10	$4.72	$1,020.13	$4.71	0.94%
Class C	1,000.00	1,020.40	8.47	1,016.41	8.45	1.69
Class Y	1,000.00	1,026.20	3.47	1,021.37	3.46	0.69
Investor Class	1,000.00	1,025.40	4.27	1,020.58	4.26	0.85
Class R6	1,000.00	1,026.50	3.17	1,021.67	3.16	0.63

1

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2020 through February 28, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

2	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

40	Invesco Municipal Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns.

Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2021:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Business Interest Income*	0.00%
Qualified Business Income*	0.00%
U.S. Treasury Obligations*	0.00%
Tax-Exempt Interest Dividends*	100.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

41	Invesco Municipal Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee

Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			191	None

1

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	191	enaible, Inc. (artificial intelligence technology); Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	191	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	191	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	191	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization);Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	191	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2	Invesco Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	191	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	191	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	191	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			191	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	191	Elucida Oncology (nanotechnology & medical particles company);

T-3	Invesco Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board member of Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest and Andrews and Kurth	191	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	191	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	191	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	191	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4	Invesco Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

T-5	Invesco Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr –1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-6	Invesco Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes-1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7	Invesco Municipal Income Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242	Invesco Distributors, Inc.	VK-MINC-AR-1

Annual Report to Shareholders	February 28, 2021

Invesco New Jersey Municipal Fund
Nasdaq:
A: ONJAX ∎ C: ONJCX ∎ Y: ONJYX ∎ R6: IORJX

Management’s Discussion of Fund Performance

Performance summary

For the year ended February 28, 2021, Class A shares of Invesco New Jersey Municipal Fund (the Fund), at net asset value (NAV), underperformed the Bloomberg Barclays Municipal Bond Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/29/20 to 2/28/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.25%
Class C Shares	-0.33
Class Y Shares	0.62
Class R6 Shares	0.61
Bloomberg Barclays Municipal Bond Index▼	1.06
U.S. Consumer Price Index∎	1.68
Source(s): ▼RIMES Technologies Corp.; ∎ Bloomberg L.P.

Market conditions and your Fund

New Jersey revenues are up 4.4% year over year through the 7-months ending January 2021.1 However, this increase in revenue is primarily timing related, as a large part of the growth is due to the state’s Pass-through Business Alternative Income Tax payments. As this tax ultimately results in an offsetting tax credit, the tax is expected to be revenue-neutral each year. Year-to-date revenues absent this tax would have been down by $388.4 million, or 2.2%, which we believe illustrates the ongoing effects and economic slowdown associated with the coronavirus (COVID-19) pandemic across New Jersey’s tax base overall.

The state’s financial pressures are only enhanced by an increase in state spending moving forward as part of Governor Murphy’s proposed $45 billion budget plan, an increase of more than 10%. Thus, the resulting budgetary gap has left New Jersey to rely on deficit financing to cover both operating costs and the state’s pension plan, which has been chronically underfunded at only 38% of its future obligation. The budget does comprehend making the first full annual pension contribution in 25 years, but does so only at the expense of further leveraging the state’s own general obligation pledge as was the case with its $3.7 billion of NJ COVID-19 GO Emergency Bonds that were issued last November of 2020.

Given the continued reliance on these onetime revenue sources to finance the state’s annual budget and without longer-term structural expense reductions, budgetary flexibility remains low. When combined with the ongoing effects of COVID-19, the state’s economy has slowed over the past year as evidenced by New Jersey’s coincident index falling by 3.8% during 2020. The index did rise, however, by 1.3% for the most recent 3-months ending December 2020, indicating what could be the start of an improving trend.2

The broad municipal bond market experienced positive returns for the seventh consecutive year in 2020, even despite the unexpected twist of the COVID-19 global pandemic that pierced the markets and forced society to navigate uncharted waters in March 2020.

Investment-grade municipal bonds returned 1.06%, high-yield municipal bonds returned 1.27% and taxable municipal bonds returned 0.43% during the year.3

The year began with an unexpected major market shift as the global spread of COVID-19 ignited macroeconomic concerns. Significant equity market sell-offs incited a flight to quality that caused a strong municipal rally in Feb-ruary 2020. In March, however, a flight to cash caused extreme volatility and price declines across the municipal market.

Municipal funds averaged about $10 billion per week in outflows during March.4 Total fund outflows were $21 billion for the first quarter of 2020, with the majority in the high-yield segment.4 In general, many high-yield municipal funds hold anywhere from 30% to 60% of their portfolios in investment-grade securities. As a result, funds had been selling both high-yield and investment-grade securities into a distressed market to meet shareholder redemptions. This led to price declines across the municipal universe.

Continued uncertainty regarding COVID-19 and its economic effects caused other major dislocations in the marketplace, including US Treasuries. Near the end of March, 10-year AAA-rated† municipals traded at yields that were roughly 370% of the yield on comparable maturity US Treasuries – well above the historical norm of approximately 90%.5

The Coronavirus Aid, Relief, and Economic Security Act (CARES Act), enacted at the end of March, gave the US Federal Reserve (the Fed) the ability to invest in programs or facilities established by the Fed, which included the Municipal Liquidity Facility (MLF). The CARES Act also provided $150 billion for state and local governments and established the Disaster Relief Fund.

The Fed cut the federal funds rate twice in 2020 during unscheduled emergency meetings in March in response to COVID-19, consisting of half of a percentage and whole a percentage point leaving the target range 0.00% to 0.25%.6

Investors continued to sell municipal bonds in April amid disruption from the COVID-19 pandemic. However, May and June saw municipal market performance improve despite ongoing market turmoil. As April began, many states maintained quarantines with indeterminate timelines for closures of non-essential businesses.

Throughout the summer months, the municipal market began to rebound with gains that erased the earlier 2020 losses. The municipal market continued to benefit from federal support from the MLF, which enabled two issuers per state, city, or county to use proceeds from the sale of notes to service their debt payments. While only two issuers accessed the MLF, the State of Illinois and the Metropolitan Transportation Authority, the availability of the program provided a psychological safety net for the market.

As the COVID-19 pandemic continued into fall and winter; most states saw cases rise amid colder weather and holiday gatherings, which led to renewed restrictions on non-essential businesses and a negative effect on the economy. Attention moved to the US Presidential election and medical advancements toward a vaccine.

We believe the election of Joe Biden and Kamala Harris, aligned with a Democrat-controlled Congress, could benefit municipal bonds given their stated support for numerous initiatives, including a larger stimulus bill and an infrastructure package, as well as health care and tax reform.

A highly demanded second stimulus package was signed at the end of the year. The $900 billion Omnibus Spending and COVID Relief Deal included funding for small businesses, the unemployed, and health care workers.

In December, several pharmaceutical companies reported long-awaited breakthroughs and a vaccine with 95% effectiveness was approved for widespread distribution, significantly improving both investor and public sentiment.

New municipal issuance totaled $465 billion for the year, up 3% from the previous year’s $449 billion.7 Taxable municipals played a significant role in this increase in 2020, having 43% of new issuance.7 This uptick is a result of recent changes in tax laws. Municipalities are no longer able to refinance existing debt with new tax-exempt debt, thus causing an uptrend in taxable municipal issuance.

Municipal credits have a long history of low default rates as many provide essential services to all Americans. Most municipal issuers were in strong financial shape heading into the COVID-19 pandemic. Despite speculation, a flurry of downgrades has not yet occurred,

2                     Invesco New Jersey Municipal Fund

mainly because most issuers have a rainy-day fund or cash on hand for difficult times. Though there could be small, isolated pockets of defaults in the future, we believe the vast majority of municipal bonds will stay current on principal and interest, as history has shown.

At the close of the year, the House passed the $1.9 trillion American Rescue Plan Act of 2021. Subsequent to year end, on March 11, 2021, this bill was signed into law. The US Food and Drug Administration issued an emergency use authorization for a third vaccine. February 2021 also brought $34 billion in municipal bond supply, higher than the average supply for the last five years for the month.

Security selection in and underweight allocation to local general obligation bonds detracted from the Fund’s performance relative to the style-specific benchmark during the year. Security selection in AAA-rated† bonds detracted from the Fund’s performance relative to its style-specific benchmark during the year.

During the year, security selection in non-rated bonds contributed to the Fund’s performance relative to its style-specific benchmark. The Fund’s preference for revenue bonds over general obligation bonds also benefited its relative performance. At the sector level, security selection in the special tax and the industrial development revenue/pollution control revenue sectors contributed to the Fund’s relative performance.

During the year, leverage contributed to the Fund’s performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of some of the Fund’s investments.

Thank you for investing in Invesco New Jersey Municipal Fund and sharing our long-term investment horizon.

1	Source: New Jersey Office of Legislative Services
2	Source: Federal Reserve Bank of Philadelphia
3	Source: Bloomberg Barclays
4	Source: Strategic Insight
5	Source: US Department of the Treasury
6	Source: US Federal Reserve
7	Source: The Bond Buyer

† A credit rating is an assessment provided by a NRSRO of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

Portfolio manager(s):

Joshua Cooney

Elizabeth S. Mossow

Tim O’Reilly

Mark Paris

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3                     Invesco New Jersey Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/11

1	Source: RIMES Technologies Corp.
2	Source: Bloomberg L.P.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                     Invesco New Jersey Municipal Fund

Average Annual Total Returns
As of 2/28/21, including maximum applicable sales charges

Class A Shares
Inception (3/1/94)	4.50%
10 Years	4.85
5 Years	3.74
1 Year	-4.04

Class C Shares
Inception (8/29/95)	4.52%
10 Years	4.68
5 Years	3.94
1 Year	-1.30

Class Y Shares
Inception (11/29/10)	4.92%
10 Years	5.51
5 Years	4.90
1 Year	0.62

Class R6 Shares
10 Years	5.36%
5 Years	4.77
1 Year	0.61

Effective May 24, 2019, Class A, Class C and Class Y shares of the Oppenheimer Rochester New Jersey Municipal Fund (the predecessor fund), were reorganized into Class A, Class C and Class Y shares, respectively, of the Invesco Oppenheimer Rochester® New Jersey Municipal Fund. The Fund was subsequently renamed the Invesco New Jersey Municipal Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C and Class Y shares are those for Class A, Class C and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on

Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5                     Invesco New Jersey Municipal Fund

Supplemental Information

Invesco New Jersey Municipal Fund’s investment objective is to seek tax-free income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎  The Bloomberg Barclays Municipal Bond Index is an unmanaged index considerate representative of the tax-exempt bond market.

∎  The U.S. Consumer Price Index is a measure of change in consumer prices as determined by the US Bureau of Labor Statistics.

∎  The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6                     Invesco New Jersey Municipal Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments
Revenue Bonds	92.6%
General Obligation Bonds	7.4

Top Five Debt Holdings

		% of total net assets
1.	Children’s Trust Fund, Series 2002, RB	6.1%
2.	New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement), Series 2013, RB	4.7
3.	Deutsche Bank Spears/Lifers Trust, Series 2013, RB	3.6
4.	New Jersey (State of) Transportation Trust Fund Authority, Series 2018 A, Ref. RB	3.5
5.	Deutsche Bank Spears/Lifers Trust, Series 2013, RB	3.1

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2021.

7                     Invesco New Jersey Municipal Fund

Schedule of Investments

February 28, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–106.33%
New Jersey–88.50%
Atlantic City (City of), NJ; Series 2017 A, Ref. GO Bonds (INS - BAM)(a)	5.00%	03/01/2042	$1,250	$1,442,500
Casino Reinvestment Development Authority;
Series 2004, RB (INS - AMBAC)(a)	5.25%	01/01/2022	770	772,102
Series 2004, RB (INS - AMBAC)(a)	5.25%	01/01/2024	1,665	1,669,129
Series 2004, RB (INS - AMBAC)(a)	5.00%	01/01/2025	220	220,469
Series 2014, Ref. RB (INS - AGM)(a)	5.00%	11/01/2028	1,000	1,106,060
Series 2014, Ref. RB (INS - AGM)(a)	5.00%	11/01/2031	2,000	2,180,100
Series 2014, Ref. RB	5.25%	11/01/2039	3,000	3,191,430
Series 2014, Ref. RB	5.25%	11/01/2044	3,000	3,172,230
Deutsche Bank Spears/Lifers Trust;
Series 2013, RB(b)(c)	5.25%	05/01/2029	6,330	8,855,670
Series 2013, RB(b)(c)	5.25%	05/01/2030	5,380	7,522,370
Series 2013, RB(b)(c)	5.25%	05/01/2038	4,000	5,586,000
Essex (County of), NJ Improvement Authority; Series 1999, RB (INS - AMBAC)(a)	5.13%	04/01/2029	110	110,174
Essex (County of), NJ Improvement Authority (559 Broad/Hazelwood); Series 2020 A, RB(b)	4.00%	08/01/2060	1,500	1,580,940
Essex (County of), NJ Utilities Authority; Series 2009, Ref. RB (INS - AGC)(a)	4.13%	04/01/2022	75	75,173
Garden State Preservation Trust;
Series 2003 B, RB (INS - AGM)(a)(d)	0.00%	11/01/2026	140	129,318
Series 2005 A, RB (INS - AGM)(a)	5.75%	11/01/2028	460	569,756
Hudson (County of), NJ Improvement Authority (Hudson County Courhouse); Series 2020, RB	4.00%	10/01/2051	2,250	2,572,335
Lavallette School District; Series 2005, GO Bonds (INS - SGI)(a)	4.20%	02/01/2025	10	10,030
Middlesex (County of), NJ Improvement Authority; Series 2000, RB (INS - AMBAC)(a)(e)	5.50%	09/01/2030	20	20,077
New Brunswick (City of), NJ Parking Authority;
Series 2012, Ref. RB	5.00%	09/01/2027	445	471,749
Series 2012, Ref. RB	5.00%	09/01/2029	605	639,878
New Jersey (State of); Series 2020 A, GO Bonds	4.00%	06/01/2032	2,000	2,422,400
New Jersey (State of) Building Authority;
Series 2016 A, Ref. RB (INS - BAM)(a)	5.00%	06/15/2028	600	712,332
Series 2016 A, Ref. RB (INS - BAM)(a)	5.00%	06/15/2029	300	354,612
New Jersey (State of) Economic Development Authority;
Series 1997 A, RB(d)(f)	0.00%	07/01/2021	65	64,920
Series 1997 A, Ref. RB	5.88%	12/01/2026	2,100	2,103,633
Series 1998 B, RB(e)	6.50%	04/01/2031	90	95,817
Series 1999 A, RB	6.25%	07/01/2024	25	25,092
Series 2005 N-1, Ref. RB (INS - NATL)(a)	5.50%	09/01/2023	100	111,909
Series 2011 GG, Ref. RB(g)	5.25%	09/01/2026	1,000	1,000,000
Series 2012 A, RB(e)	5.00%	06/15/2037	1,515	1,577,418
Series 2012 A, RB(e)	5.13%	06/15/2043	1,250	1,301,250
Series 2012, Ref. RB	5.00%	06/15/2028	2,095	2,180,350
Series 2012, Ref. RB	5.00%	06/15/2029	900	935,244
Series 2013, RB	6.00%	10/01/2043	3,200	3,499,072
Series 2014 A, RB(b)	6.00%	10/01/2034	515	549,201
Series 2014, RB	5.25%	01/01/2044	5,500	5,573,095
Series 2015 WW, Ref. RB	5.00%	06/15/2035	3,000	3,367,890
Series 2015 WW, Ref. RB	5.00%	06/15/2036	3,000	3,363,180
Series 2017 A, RB	5.00%	07/01/2037	500	509,585
Series 2017 A, Ref. RB (INS - BAM)(a)	5.00%	07/01/2033	3,000	3,552,810
Series 2017, RB	5.00%	07/15/2047	1,000	1,116,900
Series 2017, Ref. RB (INS - AGM)(a)	5.00%	06/01/2042	1,000	1,168,990
Series 2018 A, RB(b)(h)	5.38%	09/01/2033	275	288,208
Series 2018 A, RB(b)	5.00%	10/01/2033	1,000	1,087,290
Series 2018 A, RB	5.00%	07/01/2038	350	401,629
Series 2018 A, RB(b)(h)	5.63%	09/01/2038	765	803,854
Series 2018 A, RB(b)	5.25%	10/01/2038	2,500	2,711,025
Series 2018 A, RB(b)	6.25%	11/01/2038	525	611,310

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                     Invesco New Jersey Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
Series 2018 A, RB	5.00%	06/15/2047	$3,000	$3,446,580
Series 2018 A, RB	5.00%	12/01/2048	3,000	3,437,670
Series 2018 A, RB	5.00%	07/01/2050	1,000	1,128,290
Series 2018 A, RB(b)	6.50%	11/01/2052	2,500	2,939,550
Series 2018 B, RB(b)	6.00%	11/01/2022	250	252,215
Series 2019, RB	4.00%	06/15/2044	1,000	1,089,730
Series 2021, RB	4.00%	06/15/2046	2,750	2,992,000
Series 2021, RB	4.00%	06/15/2050	3,000	3,251,670
New Jersey (State of) Economic Development Authority (Black Horse EHT Urban Renewal LLC); Series 2019 A, RB(b)	5.00%	10/01/2039	2,000	1,992,720
New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.); Series 1999, RB(e)	5.25%	09/15/2029	1,100	1,169,135
New Jersey (State of) Economic Development Authority (Elite Pharmaceuticals, Inc. - 2005); Series 2005 A, RB(e)	6.50%	09/01/2030	25	22,324
New Jersey (State of) Economic Development Authority (Middlesex Water Co.); Series 2019, RB(e)	4.00%	08/01/2059	4,275	4,651,285
New Jersey (State of) Economic Development Authority (Newark Downtown District Management Corp.); Series 2019, Ref. RB	5.13%	06/15/2037	2,428	2,990,373
New Jersey (State of) Economic Development Authority (Provident Group - Rowan Properties LLC - Rowan University Student Housing); Series 2015 A, RB	5.00%	01/01/2030	50	52,154
New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement); Series 2013, RB(e)	5.38%	01/01/2043	10,650	11,736,193
New Jersey (State of) Educational Facilities Authority (Georgian Court University);
Series 2017 G, Ref. RB	5.00%	07/01/2030	1,395	1,503,322
Series 2017 G, Ref. RB	5.00%	07/01/2033	1,590	1,689,979
Series 2017 G, Ref. RB	5.00%	07/01/2035	1,485	1,569,274
Series 2017 G, Ref. RB	5.00%	07/01/2036	1,640	1,724,739
New Jersey (State of) Educational Facilities Authority (New Jersey City University); Series 2007 F, Ref. RB (INS - NATL)(a)	4.13%	07/01/2025	10	10,015
New Jersey (State of) Educational Facilities Authority (Public Library); Series 2002 A, RB (INS - AMBAC)(a)	5.00%	09/01/2022	5	5,017
New Jersey (State of) Educational Facilities Authority (Rider University);
Series 2012 A, RB	5.00%	07/01/2037	1,000	1,002,660
Series 2017 F, RB	5.00%	07/01/2035	185	194,613
Series 2017 F, RB	5.00%	07/01/2036	300	314,733
Series 2017 F, RB	5.00%	07/01/2047	3,250	3,345,680
New Jersey (State of) Educational Facilities Authority (Stevens Institute of Technology) (Green Bonds); Series 2020 A, RB	4.00%	07/01/2050	3,000	3,275,190
New Jersey (State of) Educational Facilities Authority (William Paterson University of New Jersey (The)); Series 2017 B, RB (INS - AGM)(a)	5.00%	07/01/2047	2,000	2,308,580
New Jersey (State of) Health Care Facilities Financing Authority;
Series 2013, Ref. RB	5.00%	08/15/2034	1,960	2,113,096
Series 2017, Ref. RB	5.00%	10/01/2038	2,000	2,300,820
New Jersey (State of) Health Care Facilities Financing Authority (Barnabas Health); Series 2014, Ref. RB	5.00%	07/01/2044	3,000	3,370,140
New Jersey (State of) Health Care Facilities Financing Authority (University Hospital); Series 2015 A, RB (INS - AGM)(a)	5.00%	07/01/2046	2,000	2,242,220
New Jersey (State of) Higher Education Student Assistance Authority;
Series 2011 1, RB(e)	5.50%	12/01/2025	1,125	1,165,939
Series 2011 1, RB(e)	5.75%	12/01/2029	30	31,032
Series 2011 I, RB(e)	5.75%	12/01/2028	715	740,297
Series 2013 1B, RB(e)	4.75%	12/01/2043	2,000	2,078,280
Series 2019 C, Ref. RB(e)	3.63%	12/01/2049	1,000	1,016,930
New Jersey (State of) Housing & Mortgage Finance Agency;
Series 2018 A, Ref. RB	3.95%	11/01/2043	870	946,221
Series 2018 BB, Ref. RB(e)	3.80%	10/01/2032	920	997,666
Series 2019 A, Ref. RB	3.00%	11/01/2044	510	527,554
Series 2019 A, Ref. RB	3.05%	11/01/2049	865	902,403
Series 2020 E, Ref. RB	2.45%	10/01/2050	650	634,498

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                     Invesco New Jersey Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
New Jersey (State of) Transportation Trust Fund Authority;
Series 2008 A, RB (INS - BAM)(a)(d)	0.00%	12/15/2037	$2,000	$1,350,140
Series 2008 A, RB(d)	0.00%	12/15/2038	2,000	1,199,660
Series 2010 A, RB (INS - BAM)(a)(d)	0.00%	12/15/2028	1,200	1,073,292
Series 2013 AA, RB	5.25%	06/15/2033	1,335	1,444,283
Series 2018 A, Ref. RB	4.25%	12/15/2038	7,790	8,723,008
Series 2018 A, Ref. RN	5.00%	06/15/2031	3,540	4,112,666
Series 2019 BB, RB	4.00%	06/15/2050	1,000	1,080,060
Series 2020 AA, RB	4.00%	06/15/2050	3,000	3,251,670
New Jersey (State of) Turnpike Authority; Series 2019 A, RB	5.00%	01/01/2048	2,000	2,424,260
New Jersey Transportation Trust Fund Authority; Series 2012 A, RB	5.00%	06/15/2042	1,625	1,689,643
Newark (City of), NJ;
Series 2015 A, GO Bonds	5.50%	07/15/2021	1,000	1,010,880
Series 2015 A, GO Bonds	5.00%	07/15/2029	3,000	3,312,270
Series 2015 B, GO Bonds	5.00%	07/15/2029	430	472,871
Series 2020 C, Ref. GO Bonds (INS - AGM)(a)	4.00%	10/01/2039	305	341,283
Newark (City of), NJ Housing Authority;
Series 2007, Ref. RB (INS - NATL)(a)	5.00%	01/01/2032	760	902,888
Series 2017, Ref. RB	4.00%	01/01/2037	1,000	1,113,030
Salem (County of), NJ Pollution Control Financing Authority (Chambers); Series 2014 A, Ref. PCR(e)	5.00%	12/01/2023	1,770	1,856,677
South Jersey Port Corp.; Series 2016 S-1, Ref. RB	5.00%	01/01/2039	1,350	1,517,022
South Jersey Transportation Authority;
Series 2014 A, Ref. RB	5.00%	11/01/2039	3,650	4,060,588
Series 2019 A, Ref. RB (INS - AGM)(a)	5.00%	11/01/2033	750	950,085
Series 2020 A, RB	4.00%	11/01/2050	1,000	1,128,420
State of New Jersey; Series 2017 XF0553, GO Bonds(c)	5.00%	06/01/2028	5,000	6,101,600
Tobacco Settlement Financing Corp.;
Series 2018 A, Ref. RB	5.00%	06/01/2046	4,000	4,664,720
Series 2018 A, Ref. RB	5.25%	06/01/2046	1,000	1,189,970
Series 2018 B, Ref. RB	5.00%	06/01/2046	3,400	3,928,428
Union (County of), NJ Improvement Authority; Series 1998 A, RB (INS - NATL)(a)(e)	5.00%	03/01/2028	55	55,185
				219,503,892

Puerto Rico–12.34%
Children’s Trust Fund; Series 2002, RB	5.63%	05/15/2043	15,000	15,076,951
Puerto Rico (Commonwealth of);
Series 2007 A, GO Bonds(i)	5.25%	07/01/2037	2,150	1,862,437
Series 2011 C, Ref. GO Bonds(i)	6.50%	07/01/2040	3,000	2,568,750
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2010 AAA, RB(i)	5.25%	07/01/2031	550	497,750
Series 2010 AAA-RSA-1, RB(i)	5.25%	07/01/2030	500	452,500
Series 2012 A, RB(i)	5.05%	07/01/2042	45	40,613
Series 2016 E-2, RB(i)	10.00%	07/01/2021	165	159,321
Series 2016 E-2, RB(i)	10.00%	01/01/2022	55	53,107
Series 2016 E-4, RB(i)	10.00%	07/01/2022	55	53,107
Puerto Rico (Commonwealth of) Industrial Tourist, Educational, Medical & Environmental Control Facilities Financing Authority; Series 2002 A, Ref. RB (INS - ACA)(a)	5.00%	08/01/2032	1,000	1,002,630
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority; Series 2000, RB(e)	6.63%	06/01/2026	175	181,125
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Ana G. Mendez University System);
Series 2006, RB	5.00%	03/01/2036	930	931,228
Series 2012, Ref. RB	5.13%	04/01/2032	100	101,575
Series 2012, Ref. RB	5.38%	04/01/2042	100	101,750
Puerto Rico (Commonwealth of) Infrastructure Financing Authority;
Series 2005 A, RB (INS - AMBAC)(a)(d)	0.00%	07/01/2035	975	527,923
Series 2005 B, RB(i)	5.00%	07/01/2037	4,750	647,187
Series 2005 B, RB(i)	5.00%	07/01/2041	2,610	355,613
Series 2006 B, RB(i)	5.00%	07/01/2027	575	78,344

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                     Invesco New Jersey Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
Puerto Rico (Commonwealth of) Infrastructure Financing Authority (MEPSI Campus); Series 2007 A, RB(i)	6.50%	10/01/2037	$400	$161,000
Puerto Rico (Commonwealth of) Public Buildings Authority (Government Facilities); Series 2007 M-3, Ref. RB (INS - NATL)(a)	6.00%	07/01/2028	1,000	1,030,970
Puerto Rico Public Finance Corp.; Series 2011 B, RB(i)	6.00%	08/01/2026	5,235	78,525
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB(d)	0.00%	07/01/2046	5,836	1,794,220
Series 2018 A-1, RB(d)	0.00%	07/01/2051	5,771	1,270,601
Series 2018 A-1, RB	5.00%	07/01/2058	1,371	1,518,437
Series 2019 A-2, RB	4.54%	07/01/2053	60	64,657
				30,610,321

New York–4.08%
New York & New Jersey (States of) Port Authority;
Series 2017 206, Ref. RB(e)	5.00%	11/15/2037	850	1,015,588
Series 2019 220, RB(e)	4.00%	11/01/2059	2,000	2,208,160
Series 2019, RB(e)	5.00%	11/01/2044	1,500	1,806,870
Series 2021, Ref. RB(e)	4.00%	07/15/2046	4,500	5,087,115
				10,117,733

Virgin Islands–0.67%
Series 2006, RB(d)	0.00%	05/15/2035	4,200	1,515,192
Virgin Islands (Government of) Water & Power Authority (Electric System);
Series 2007 A, RB	5.00%	07/01/2024	50	48,682
Series 2007 A, RB	5.00%	07/01/2026	15	14,368
Series 2007 A, RB	5.00%	07/01/2027	85	80,756
				1,658,998

Northern Mariana Islands–0.57%
Northern Mariana Islands (Commonwealth of) Ports Authority; Series 1998 A, RB(e)	6.25%	03/15/2028	1,500	1,416,630

Guam–0.17%
Guam (Territory of) Power Authority;
Series 2012 A, Ref. RB (INS - AGM)(a)	5.00%	10/01/2024	125	133,616
Series 2012 A, Ref. RB (INS - AGM)(a)	5.00%	10/01/2030	250	265,515
Guam Housing Corp.; Series 1998 A, RB (CEP - FHLMC)(e)	5.75%	09/01/2031	10	10,619
				409,750
TOTAL INVESTMENTS IN SECURITIES(j) –106.33% (Cost $259,792,855)				263,717,324
FLOATING RATE NOTE OBLIGATIONS–(8.16)%
Notes with interest and fee rates ranging from 0.58% to 0.80% at 02/28/2021 andcontractual maturities of collateral ranging from 06/01/2028 to 12/01/2035 (See Note 1J)(k)				(20,235,000)
BORROWINGS–(1.17)%				(2,900,000)
OTHER ASSETS LESS LIABILITIES–3.00%				7,432,134
NET ASSETS–100.00%				$248,014,458

Investment Abbreviations:
ACA	- ACA Financial Guaranty Corp.
AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- American Municipal Bond Assurance Corp.
BAM	- Build America Mutual Assurance Co.
CEP	- Credit Enhancement Provider
FHLMC	- Federal Home Loan Mortgage Corp.
GO	- General Obligation
INS	- Insurer
NATL	- National Public Finance Guarantee Corp.
PCR	- Pollution Control Revenue Bonds
RB	- Revenue Bonds
Ref.	- Refunding
RN	- Revenue Notes
SGI	- Syncora Guarantee, Inc.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                     Invesco New Jersey Municipal Fund

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2021 was $34,780,353, which represented 14.02% of the Fund’s Net Assets.

(c)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(d)	Zero coupon bond issued at a discount.
(e)	Security subject to the alternative minimum tax.
(f)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(g)	Security subject to crossover refunding.
(h)	Restricted security. The aggregate value of these securities at February 28, 2021 was $1,092,062, which represented less than 1% of the Fund’s Net Assets.
(i)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2021 was $7,008,254, which represented 2.83% of the Fund’s Net Assets.

(j)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

(k)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2021. At February 28, 2021, the Fund’s investments with a value of $28,065,640 are held by TOB Trusts and serve as collateral for the $20,235,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                     Invesco New Jersey Municipal Fund

Statement of Assets and Liabilities

February 28, 2021

Assets:
Investments in securities, at value (Cost $259,792,855)	$263,717,324
Cash	493,069
Receivable for:
Investments sold	3,911,188
Fund shares sold	651,901
Interest	2,705,379
Investments matured, at value (Cost $501,292)	475,387
Investment for trustee deferred compensation and retirement plans	42,949
Other assets	88,978
Total assets	272,086,175

Liabilities:
Floating rate note obligations	20,235,000
Payable for:
Borrowings	2,900,000
Dividends	262,184
Fund shares reacquired	424,961
Accrued fees to affiliates	130,376
Accrued interest expense	860
Accrued trustees’ and officers’ fees and benefits	22,866
Accrued other operating expenses	52,521
Trustee deferred compensation and retirement plans	42,949
Total liabilities	24,071,717
Net assets applicable to shares outstanding	$248,014,458

Net assets consist of:
Shares of beneficial interest	$389,754,047
Distributable earnings (loss)	(141,739,589)
$248,014,458

Net Assets:
Class A	$195,683,517
Class C	$20,686,515
Class Y	$31,634,300
Class R6	$10,126

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	19,838,087
Class C	2,094,261
Class Y	3,203,297
Class R6	1,027
Class A:
Net asset value per share	$9.86
Maximum offering price per share (Net asset value of $9.86 ÷ 95.75%)	$10.30
Class C:
Net asset value and offering price per share	$9.88
Class Y:
Net asset value and offering price per share	$9.88
Class R6:
Net asset value and offering price per share	$9.86

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                     Invesco New Jersey Municipal Fund

Statement of Operations

For the year ended February 28, 2021

Investment income:
Interest	$10,831,658

Expenses:
Advisory fees	1,410,460
Administrative services fees	35,470
Distribution fees:
Class A	458,942
Class C	257,959
Interest, facilities and maintenance fees	330,165
Transfer agent fees - A, C and Y	251,473
Transfer agent fees - R6	11
Trustees’ and officers’ fees and benefits	15,690
Registration and filing fees	93,582
Reports to shareholders	13,952
Professional services fees	76,791
Other	3,404
Total expenses	2,947,899
Less: Expenses reimbursed and/or expense offset arrangement(s)	(115,920)
Net expenses	2,831,979
Net investment income	7,999,679

Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investment securities (includes net gains from securities sold to affiliates of $ 91,115)	(191,231)
Change in net unrealized appreciation (depreciation) of unaffiliated investment securities	(8,287,927)
Net realized and unrealized gain (loss)	(8,479,158)
Net increase (decrease) in net assets resulting from operations	$(479,479)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                     Invesco New Jersey Municipal Fund

Statement of Changes in Net Assets

For the year ended February 28, 2021, period ended February 29, 2020, and the year ended July 31, 2019

	Year Ended February 28, 2021	Seven Months Ended February 29, 2020	Year Ended July 31, 2019
Operations:
Net investment income	$7,999,679	$4,869,017	$9,941,606
Net realized gain (loss)	(191,231)	336,834	(12,129,504)
Change in net unrealized appreciation (depreciation)	(8,287,927)	9,802,577	26,566,793
Net increase (decrease) in net assets resulting from operations	(479,479)	15,008,428	24,378,895

Distributions to shareholders from distributable earnings:
Class A	(7,967,260)	(3,212,851)	(4,598,763)
Class C	(1,060,471)	(483,762)	(1,478,183)
Class Y	(1,318,289)	(526,105)	(780,744)
Class R6	(462)	(190)	(60)
Total distributions from distributable earnings	(10,346,482)	(4,222,908)	(6,857,750)

Share transactions–net:
Class A	5,928,402	(2,036,929)	17,676,806
Class C	(13,177,991)	(4,913,864)	(37,356,560)
Class Y	875,166	2,452,957	4,762,512
Class R6	—	—	10,000
Net increase (decrease) in net assets resulting from share transactions	(6,374,423)	(4,497,836)	(14,907,242)
Net increase (decrease) in net assets	(17,200,384)	6,287,684	2,613,903

Net assets:
Beginning of year	265,214,842	258,927,158	256,313,255
End of year	$248,014,458	$265,214,842	$258,927,158

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                     Invesco New Jersey Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/21	$10.27	$0.32	$(0.31)	$0.01	$(0.42)	$9.86	0.25%	$195,684	1.11	%(d)	1.16	%(d)	0.97	%(d)	3.32	%(d)	27%
Seven months ended 02/29/20	9.85	0.19	0.40	0.59	(0.17)	10.27	6.00	197,732	1.18	(e)	1.21	(e)	1.00	(e)	3.30	(e)	12
Year ended 07/31/19	9.19	0.39	0.54	0.93	(0.27)	9.85	10.29	191,704	1.36		1.37		1.01		4.08		17
Year ended 07/31/18	9.02	0.29	0.16	0.45	(0.28)	9.19	5.22	162,955	1.30		1.30		1.07		3.36		23
Year ended 07/31/17	9.70	0.38	(0.66)	(0.28)	(0.40)	9.02	(3.01)	207,958	1.09		1.09		0.90		4.05		9
Year ended 07/31/16	9.34	0.43	0.40	0.83	(0.47)	9.70	9.25	257,608	1.13		1.13		0.87		4.55		11
Class C
Year ended 02/28/21	10.28	0.26	(0.31)	(0.05)	(0.35)	9.88	(0.33)	20,687	1.76	(d)	1.81	(d)	1.62	(d)	2.67	(d)	27
Seven months ended 02/29/20	9.87	0.15	0.39	0.54	(0.13)	10.28	5.54	35,355	1.83	(e)	1.86	(e)	1.65	(e)	2.64	(e)	12
Year ended 07/31/19	9.20	0.32	0.56	0.88	(0.21)	9.87	9.66	38,798	2.02		2.02		1.66		3.42		17
Year ended 07/31/18	9.04	0.24	0.15	0.39	(0.23)	9.20	4.41	71,388	1.96		1.96		1.73		2.70		23
Year ended 07/31/17	9.71	0.31	(0.64)	(0.33)	(0.34)	9.04	(3.70)	97,517	1.81		1.81		1.62		3.36		9
Year ended 07/31/16	9.35	0.36	0.40	0.76	(0.40)	9.71	8.54	124,488	1.87		1.87		1.61		3.80		11
Class Y
Year ended 02/28/21	10.28	0.35	(0.30)	0.05	(0.45)	9.88	0.62	31,634	0.87	(d)	0.91	(d)	0.73	(d)	3.56	(d)	27
Seven months ended 02/29/20	9.87	0.21	0.38	0.59	(0.18)	10.28	6.04	32,117	0.94	(e)	0.97	(e)	0.76	(e)	3.54	(e)	12
Year ended 07/31/19	9.20	0.41	0.55	0.96	(0.29)	9.87	10.65	28,415	1.13		1.13		0.77		4.32		17
Year ended 07/31/18	9.04	0.32	0.14	0.46	(0.30)	9.20	5.35	21,970	1.06		1.06		0.83		3.61		23
Year ended 07/31/17	9.71	0.38	(0.63)	(0.25)	(0.42)	9.04	(2.83)	36,708	0.92		0.92		0.73		4.10		9
Year ended 07/31/16	9.35	0.44	0.40	0.84	(0.48)	9.71	9.51	28,817	0.97		0.97		0.71		4.66		11
Class R6
Year ended 02/28/21	10.27	0.35	(0.31)	0.04	(0.45)	9.86	0.61	10	0.77	(d)	0.91	(d)	0.63	(d)	3.66	(d)	27
Seven months ended 02/29/20	9.85	0.21	0.40	0.61	(0.19)	10.27	6.21	11	0.84	(e)	0.94	(e)	0.73	(e)	3.64	(e)	12
Period ended 07/31/19(f)	9.74	0.08	0.08	0.16	(0.05)	9.85	1.73	10	0.99	(e)	1.07	(e)	0.71	(e)	4.46	(e)	17

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $186,857, $28,662, $29,186 and $10 for Class A, Class C, Class Y and Class R6 shares, respectively.
(e)	Annualized.
(f)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                     Invesco New Jersey Municipal Fund

Notes to Financial Statements

February 28, 2021

NOTE 1–Significant Accounting Policies

Invesco New Jersey Municipal Fund, formerly Invesco Oppenheimer Rochester® New Jersey Municipal Fund, (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek tax-free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to

17                     Invesco New Jersey Municipal Fund

shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis - The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

J.

Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be abletobe remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levelsof leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB

18                     Invesco New Jersey Municipal Fund

Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair valueofsuch securities.

K.

Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
Up to $200 million	0.600%
Next $100 million	0.550%
Next $200 million	0.500%
Next $250 million	0.450%
Next $250 million	0.400%
Over $1 billion	0.350%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended February 28, 2021, the effective advisory fee rate incurred by the Fund was 0.58%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 0.97%, 1.62%, 0.73% and 0.63%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

For the year ended February 28, 2021, the Adviser reimbursed class level expenses of $89,035, $14,525, $12,138, and $15 of Class A, Class C, Class Y and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 0.90% of the average daily net

19                     Invesco New Jersey Municipal Fund

assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2021, IDI advised the Fund that IDI retained $10,885 in front-end sales commissions from the sale of Class A shares and $2,124 and $2,920 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Obligations	$–	$263,717,324	$–	$263,717,324

Other Investments – Assets
Investments Matured	–	475,387	–	475,387
Total Investments	$–	$264,192,711	$–	$264,192,711

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfoliothatisor could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2021, the Fund engaged in securities sales of $4,728,179, which resulted in net realized gains of $91,115.

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $207.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances and Borrowings

Effective February 25, 2021, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $1.0 billion, collectively by certain Funds, and which will expire on February 24,2022. Priorto February 25, 2021, the revolving credit and security agreement permitted borrowings up to $2.5 billion. The revolving credit and security agreement is secured by the assets of the Fund.

    During the year ended February 28, 2021, the average daily balance of borrowing under the revolving credit and security agreement was $1,893,699 with a weighted interest rate of 0.52%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such

20                     Invesco New Jersey Municipal Fund

overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2021 were $15,530,000 and 1.12%, respectively.

The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended February 28, 2021, Period Ended February 29, 2020 and the Year Ended July 31, 2019:

	Year Ended February 28, 2021	Seven months Ended February 29, 2020	Year Ended July 31, 2019
Ordinary income*	$81,838	$218,991	$114,285
Ordinary income-tax-exempt	10,264,644	4,003,917	6,743,465
Total distributions	$10,346,482	$4,222,908	$6,857,750

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021
Undistributed tax-exempt income	$6,960,405
Net unrealized appreciation - investments	1,801,836
Temporary book/tax differences	(59,889)
Capital loss carryforward	(150,441,941)
Shares of beneficial interest	389,754,047
Total net assets	$248,014,458

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to tax treatment defaulted bonds and book to tax accretion and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2021, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$16,193,749	$134,248,192	$150,441,941

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2021 was $70,285,555 and $81,074,659, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$15,975,431
Aggregate unrealized (depreciation) of investments	(14,173,595)
Net unrealized appreciation of investments	$1,801,836

Cost of investments for tax purposes is $262,390,875.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of accretion and amortization differences and market discount, on February 28, 2021, undistributed net investment income was decreased by $45,347 and undistributed net realized gain (loss) was increased by $45,347. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

21                     Invesco New Jersey Municipal Fund

NOTE 11–Share Information

	Summary of Share Activity
	Year ended February 28, 2021(a)		Seven months ended February 29, 2020		Year ended July 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount
Sold:
Class A	1,255,546	$12,210,506	759,143	$7,603,419	4,714,727	$45,818,878
Class C	356,169	3,473,136	254,757	2,552,156	596,803	5,648,750
Class Y	870,746	8,517,595	566,765	5,685,995	1,464,606	13,864,517
Class R6(b)	-	-	-	-	1,027	10,000

Issued as reinvestment of dividends:
Class A	484,112	4,639,581	280,325	2,805,968	403,248	3,823,677
Class C	72,831	696,212	45,002	450,862	143,539	1,360,030
Class Y	105,980	1,017,121	52,092	522,206	79,490	754,862

Automatic conversion of Class C shares to Class A shares:
Class A	1,339,507	13,139,392	509,277	5,078,798	-	-
Class C	(1,337,154)	(13,139,392)	(508,737)	(5,078,798)	-	-

Reacquired:
Class A	(2,492,010)	(24,061,077)	(1,753,533)	(17,525,114)	(3,394,413)	(31,965,749)
Class C	(435,805)	(4,207,947)	(284,101)	(2,838,084)	(4,567,086)	(44,365,340)
Class Y	(896,130)	(8,659,550)	(376,228)	(3,755,244)	(1,051,885)	(9,856,867)
Net increase (decrease) in share activity	(676,208)	$(6,374,423)	(455,238)	$(4,497,836)	(1,609,944)	$(14,907,242)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 58% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Commencement date after the close of business on May 24, 2019.

NOTE 12–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

    The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

22                     Invesco New Jersey Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco New Jersey Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco New Jersey Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for the year ended February 28, 2021, the seven months ended February 29, 2020 and the year ended July 31, 2019, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for the year ended February 28, 2021, the seven months ended February 29, 2020 and the year ended July 31, 2019, and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For the year ended February 28, 2021, the seven months ended February 29, 2020 and the year ended July 31, 2019 for Class A, Class C and Class Y For the year ended February 28, 2021, the seven months ended February 29, 2020 and the period May 24, 2019 (commencement of operations) through July 31, 2019 for Class R6

The financial statements of Invesco New Jersey Municipal Fund (formerly known as Oppenheimer Rochester® New Jersey Municipal Fund) as of and for the year ended July 31, 2018 and the financial highlights for each of the periods ended on or prior to July 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 27, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

23                     Invesco New Jersey Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2020 through February 28, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(09/01/20)	(02/28/21)[1]	Period[2]	(02/28/21)	Period[2]	Ratio
Class A	$1,000.00	$1,033.20	$5.49	$1,019.39	$5.46	1.09%
Class C	1,000.00	1,030.00	8.76	1,016.17	8.70	1.74
Class Y	1,000.00	1,035.50	4.29	1,020.58	4.26	0.85
ClassR6	1,000.00	1,034.80	3.78	1,021.08	3.76	0.75

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2020 through February 28, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

24                     Invesco New Jersey Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2021:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Qualified Business Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Business Interest Income*	0.00%
U.S. Treasury Obligations*	0.00%
Tax-Exempt Interest Dividends*	99.21%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25                     Invesco New Jersey Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			191	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                     Invesco New Jersey Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	191	enaible, Inc. (artificial intelligence technology); Director, ISO New England, Inc. (non-profit organization managing regional electricity market)

Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	191	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle,hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	191	Member, Board of Directors of Baylor College of Medicine

Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	191	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization); Eisenhower Foundation (non-profit)

Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	191	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2                     Invesco New Jersey Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

Independent Trustees–(continued)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	191	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	191	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP

Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Departmentof Aging; Board member of Johns Hopkins Bioethics Institute	191	None

Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			191	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friendsofthe LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budgetand Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	191	Elucida Oncology (nanotechnology & medical particles company);

T-3                     Invesco New Jersey Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board member of Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest and Andrews and Kurth	191	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership

Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	191	None

Daniel S. Vandivort -1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	191	None

James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman ofthe Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	191	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4                     Invesco New Jersey Municipal Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

T-5                     Invesco New Jersey Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

Officers–(continued)
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-6                     Invesco New Jersey Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

Officers–(continued)
Gregory G. McGreevey - 1962 Senior Vice President	2012	Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc. Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds	N/A	N/A

Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A

Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

Michael McMaster –1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7                     Invesco New Jersey Municipal Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242	Invesco Distributors, Inc.	O-RONJM-AR-1

Annual Report to Shareholders	February 28, 2021

Invesco Pennsylvania Municipal Fund

Nasdaq:

A: OPATX ∎ C: OPACX ∎ Y: OPAYX ∎ R6: IORPX

Management’s Discussion of Fund Performance

Performance summary
For the year ended February 28, 2021, Class A shares of Invesco Pennsylvania Municipal Fund (the Fund), at net asset value (NAV), outperformed the Bloomberg Barclays Municipal Bond Index.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 2/29/20 to 2/28/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.48%
Class C Shares	0.76
Class Y Shares	1.64
Class R6 Shares	1.70
Bloomberg Barclays Municipal Bond Index▼	1.06
U.S. Consumer Price Index∎	1.68
Source(s): ▼RIMES Technologies Corp.; ∎ Bloomberg L.P.

Market conditions and your Fund

Pennsylvania benefits from a highly diversified economy that tends to track the national economy, but with less volatility. During periods of national economic contraction, Pennsylvania will often outperform the US in real gross state product, real personal income, and employment. However, during periods of economic expansion, Pennsylvania will often trend behind the rate of growth in the national economy.1 The commonwealth’s real gross state product decreased 4%, or $30.6 billion, from the fourth quarter of 2019 to the third quarter of 2020.2 Historically, Pennsylvania’s population growth has lagged that of the country,3 remaining flat between 2015 and 2020 at 12.8 million.4 In December 2019, Pennsylvania’s unemployment rate stood at 4.4% versus 3.5% for the US.5 Pennsylvania’s unemployment rate ended the calendar year 2020 with an unemployment rate of 6.7%, which matched the national unemployment rate in the same period.6

Despite increasing the strength of its general and reserve funding in recent years,7 the state’s reserves remain below average.8 Favorably, year-to-date tax revenue collections in fiscal 2021 have exceeded estimates9 and the commonwealth has strong access to liquidity through the State Treasurer.10 At the close of the fiscal year, Pennsylvania’s general obligation bonds were rated A+ by Standard & Poor’s (S&P); AA- by Fitch Ratings; and Aa3 by Moody’s. Fitch Ratings and Moody’s have stable outlooks, while S&P revised their outlook from stable to negative in September 2020.11

The broad municipal bond market experienced positive returns for the seventh consecutive year in 2020, even despite the unexpected twist of the coronavirus (COVID-19) global pandemic that pierced the markets and forced society to navigate unchartered waters in March 2020.

Investment-grade municipal bonds returned 1.06%, high-yield municipal bonds returned 1.27%, and taxable municipal bonds returned 0.43% during the year.12

The year began with an unexpected major market shift as the global spread of COVID-19 ignited macroeconomic concerns. Significant equity market sell-offs incited a flight to quality that caused a strong municipal rally in February 2020. In March, however, a flight to cash caused extreme volatility and price declines across the municipal market.

Municipal funds averaged about $10 billion per week in outflows during March.13 Total fund outflows were $21 billion for the first quarter of 2020, with the majority in the high-yield segment.13 High-yield municipal funds generally hold anywhere from 30% to 60% of their portfolios in investment-grade securities. As a result, funds had been selling both high-yield and investment-grade securities into a distressed market to meet shareholder redemptions. This led to price declines across the municipal universe.

Continued uncertainty regarding COVID-19 and its economic effects caused other major dislocations in the marketplace, including US Treasuries. Near the end of March, 10-year AAA-rated municipals traded at yields that were roughly 370% of the yield on comparable maturity US Treasuries – well above the historical norm of approximately 90%.14

The Coronavirus Aid, Relief, and Economic Security Act (CARES Act), enacted at the end of March, gave the US Federal Reserve (the Fed) the ability to invest in programs or facilities established by the Fed which included the Municipal Liquidity Facility (MLF). The CARES Act also provided $150 billion for state and local governments and established the Disaster Relief Fund.

The Fed cut the federal funds rate twice in 2020 during unscheduled emergency meetings in March in response to COVID-19, consisting of half a percentage and whole percentage point leaving the target range 0.00% to 0.25%.15

  Investors continued to sell municipal bonds in April amid disruption from the COVID-19 pandemic. However, May and June saw performance improve despite ongoing market turmoil. As April began, many states maintained quarantines with indeterminate time-lines for closures of non-essential businesses.

  Throughout the summer months, the municipal market began to rebound with gains that erased the earlier 2020 losses. The municipal market continued to benefit from federal support from the MLF which enabled two issuers per state, city, or county to use proceeds from the sale of notes to service their debt payments. While only two issuers accessed the MLF, the State of Illinois and the Metropolitan Transportation Authority, just the availability of the program provided a psychological safety net for the market.

  As the COVID-19 pandemic continued into fall and winter, most states saw cases rise amid colder weather and holiday gatherings, which led to renewed restrictions on non-essential businesses and had a negative effect on the economy. Attention moved to the US Presidential election and medical advancements toward a vaccine.

  We believe the election of Joe Biden and Kamala Harris, aligned with a Democrat-controlled Congress, could benefit municipal bonds given their stated support for numerous initiatives, including a larger stimulus bill and an infrastructure package, as well as health care and tax reform.

  A highly demanded second stimulus package was signed at the end of the year. The $900 billion Omnibus Spending and COVID Relief Deal included funding for small businesses, the unemployed, and health care workers.

  In December, several pharmaceutical companies reported long-awaited breakthroughs and a vaccine with 95% effectiveness was approved for widespread distribution, significantly improving both investor and public sentiment.

  New issuance totaled $465 billion for the year, up 3% from the previous year’s $449 billion. Taxable municipals played a significant role in this increase in 2020, having 43% of new issuance.16 This can be attributed to recent changes in tax laws. Municipalities are no longer able to refinance existing debt with new tax-exempt debt, thus causing an uptrend in taxable municipal issuance.

  Municipal credits have a long history of low default rates as many provide essential services to all Americans. Most municipal issuers were in strong financial shape heading into the COVID-19 pandemic. Despite speculation, a flurry of downgrades has not yet occurred, mainly because most issuers have a rainy-day fund or cash on hand for difficult times. Though there could be small, isolated pockets of defaults in the future, we believe the vast majority of municipal bonds will stay current on principal and interest, as history has shown.

2                    Invesco Pennsylvania Municipal Fund

  At the close of the year, the House passed the $1.9 trillion American Rescue Plan Act of 2021. Subsequent to year end, on March 11, 2021, this bill was signed into law. The US Food and Drug Administration issued an emergency use authorization for a third vaccine. February also brought $34 billion in municipal bond supply, higher than the average supply for the last five years for the month.

  During the year, security selection in non-rated bonds contributed to the Fund’s performance relative to its style-specific benchmark. The Fund’s preference for revenue bonds over general obligation bonds also benefited its relative performance. At the sector level, security selection in the tobacco settlement and higher education sectors contributed to the Fund’s relative performance.

  Security selection in and underweight allocation to tax-backed securities and the transportation sector detracted from the Fund’s performance relative to the style-specific benchmark during the year. Sector allocation in BBB-rated11 bonds detracted from the Fund’s performance relative to its style-specific benchmark over the year.

  During the year, leverage contributed to the Fund’s performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

  We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

  Thank you for investing in Invesco Pennsylvania Municipal Fund and sharing our long-term investment horizon.

1	Source: Commonwealth of Pennsylvania, Governor’s Office of the Budget

2	Source: US Bureau of Economic Analysis
3	Source: US Census Bureau

4	Source: Independent Fiscal Office, Economic and Budget Outlook Fiscal Years 2020-21 to 2025-26

5	Source: Independent Fiscal Office, Monthly Economic Update January 2020

6	Source: Independent Fiscal Office, Monthly Economic Update February 2021

7	Source: Commonwealth of Pennsylvania, Governor’s Office of the Budget

8	Source: Moody’s, Credit Opinion: North Dakota (State of)

9	Source: Commonwealth of Pennsylvania, Department of Revenue

10	Source: Moody’s, Credit Opinion: Pennsylvania (Commonwealth of)

11

Sources: Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a NRSRO of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

12	Source: Bloomberg Barclays

13	Source: Strategic Insight

14	Source: US Department of the Treasury

15	Source: US Federal Reserve

16	Source: The Bond Buyer

Portfolio manager(s):

Joshua Cooney

Elizabeth Mossow

Tim O’Reilly

Mark Paris

Charles Pulire

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3                    Invesco Pennsylvania Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/11

1 Source: RIMES Technologies Corp.

2 Source: Bloomberg L.P.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                    Invesco Pennsylvania Municipal Fund

Average Annual Total Returns
As of 2/28/21, including maximum applicable sales charges
Class A Shares
Inception (9/18/89)	5.57%
10 Years	5.72
5 Years	5.24
1 Year	-2.84
Class C Shares
Inception (8/29/95)	5.10%
10 Years	5.57
5 Years	5.44
1 Year	-0.22
Class Y Shares
Inception (11/29/10)	6.01%
10 Years	6.37
5 Years	6.38
1 Year	1.64
Class R6 Shares
10 Years	6.22%
5 Years	6.23
1 Year	1.70

Effective May 24, 2019, Class A, Class C and Class Y shares of the Oppenheimer Rochester Pennsylvania Municipal Fund, (the predecessor fund), were reorganized into Class A, Class C and Class Y shares, respectively, of the Invesco Oppenheimer Rochester® Pennsylvania Municipal Fund. The Fund was subsequently renamed the Invesco Pennsylvania Municipal Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C and Class Y shares are those for Class A, Class C and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

  Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

  The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

  Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on

Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

  The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

  Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5                    Invesco Pennsylvania Municipal Fund

Supplemental Information

Invesco Pennsylvania Municipal Fund’s investment objective is to seek tax-free income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Barclays Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.
∎	The U.S. Consumer Price Index is a measure of change in consumer prices as determined by the US Bureau of Labor Statistics.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6                    Invesco Pennsylvania Municipal Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments
Revenue Bonds	77.7%
General Obligation Bonds	14.7
Pre-Refunded Bonds	6.2
Other	1.4

Top Five Debt Holdings

		% of total net assets
1.	Children’s Trust Fund, Series 2008 A, RB	3.4%
2.	Philadelphia (City of), PA, Series 2017 B, Ref. RB	2.6
3.	Geisinger Authority (Geisinger Health System), Series 2017 A-1, Ref. RB	2.3
4.	Allegheny (County of), PA Hospital Development Authority (Allegheny Health Network Obligated Group Issue), Series 2018 A, Ref. RB	2.1
5.	Children’s Trust Fund, Series 2002, RB	2.0

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2021.

7                    Invesco Pennsylvania Municipal Fund

Schedule of Investments

February 28, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–97.48%

Pennsylvania–81.05%
Aliquippa School District; Series 2018, Ref. GO Bonds (INS - BAM)(a)	4.00%	12/01/2041	$1,750	$ 1,950,095
Allegheny (County of), PA;
Series 2016 C-76, GO Bonds	5.00%	11/01/2041	14,320	17,163,952
Series 2018 C-77, GO Bonds	5.00%	11/01/2043	4,960	6,101,990
Allegheny (County of), PA Higher Education Building Authority (Carlow University);
Series 2011, RB(b)	6.00%	11/01/2021	295	306,263
Series 2011, RB(b)(c)	6.75%	11/01/2021	1,125	1,173,476
Allegheny (County of), PA Higher Education Building Authority (Chatham University); Series 2012 A, RB	5.00%	09/01/2035	2,000	2,064,380
Allegheny (County of), PA Higher Education Building Authority (Duquesne University); Series 2011 A, RB(b)(c)	5.50%	03/01/2021	550	550,000
Allegheny (County of), PA Higher Education Building Authority (Robert Morris University);
Series 1998 A, Ref. RB (INS - ACA)(a)	6.00%	05/01/2028	180	208,631
Series 2017, RB	5.00%	10/15/2037	615	694,230
Series 2017, RB	5.00%	10/15/2047	1,500	1,660,785
Allegheny (County of), PA Hospital Development Authority (Allegheny Health Network Obligated Group Issue); Series 2018 A, Ref. RB	5.00%	04/01/2047	15,615	18,210,525
Allegheny (County of), PA Hospital Development Authority (University of Pittsburgh Medical Center);
Series 2007 A-1, RB (67% of 3 mo. USD LIBOR + 0.82%)(d)	0.96%	02/01/2037	750	740,235
Series 2019 A, Ref. RB	4.00%	07/15/2038	1,035	1,175,170
Allegheny (County of), PA Industrial Development Authority (Propel Charter School - East);
Series 2010 C, RB	5.90%	08/15/2026	235	235,726
Series 2010 C, RB	6.38%	08/15/2035	1,200	1,203,276
Allegheny (County of), PA Industrial Development Authority (Propel Charter School - Montour); Series 2010 A, RB	6.75%	08/15/2035	680	682,217
Allegheny (County of), PA Industrial Development Authority (Propel Charter School - Sunrise); Series 2013, RB	6.00%	07/15/2038	1,500	1,612,455
Allegheny (County of), PA Redevelopment Authority (Pittsburgh Mills); Series 2004, RB (Acquired 04/18/2006-08/16/2018; Cost $8,873,450)(e)	5.60%	07/01/2023	9,085	8,176,500
Allegheny (County of), PA Residential Finance Authority (Allegheny Independence House Apartments); Series 2007 B, RB (CEP - GNMA)(f)	6.10%	01/20/2043	1,170	1,173,381
Allegheny (County of), PA Residential Finance Authority (Broadview Manor Apartments); Series 2007 A, RB (CEP - GNMA)(f)	5.95%	01/20/2043	1,500	1,503,315
Allegheny (County of), PA Residential Finance Authority (Versailles-Archer Apartments); Series 2007 C, RB (CEP - GNMA)(f)	6.16%	01/20/2043	1,505	1,509,425
Allegheny (County of), PA Sanitary Authority; Series 2015, Ref. RB(g)	5.00%	12/01/2045	2,120	2,474,612
Allentown (City of), PA Neighborhood Improvement Zone Development Authority (City Center);
Series 2018, RB(h)	5.00%	05/01/2042	615	712,195
Series 2018, RB(h)	5.38%	05/01/2042	4,000	4,602,600
Allentown City School District;
Series 2018 B, GO Bonds (INS - BAM)(a)	5.00%	06/01/2036	1,250	1,464,725
Series 2018 B, GO Bonds (INS - BAM)(a)	5.00%	06/01/2037	1,255	1,468,513
Berks (County of), PA Industrial Development Authority (Highlands at Wyomissing (The));
Series 2017 A, Ref. RB	5.00%	05/15/2037	1,125	1,273,196
Series 2017 A, Ref. RB	5.00%	05/15/2042	500	559,795
Series 2017 A, Ref. RB	5.00%	05/15/2047	600	667,794
Series 2017 C, RB	5.00%	05/15/2047	475	517,660
Series 2017, RB	5.00%	05/15/2042	600	656,022
Berks (County of), PA Industrial Development Authority (Tower Health); Series 2017, Ref. RB	5.00%	11/01/2047	8,500	9,282,000
Berks (County of), PA Municipal Authority (Reading Hospital Medical Center); Series 2012 A, RB	5.00%	11/01/2040	1,000	1,022,690
Bethlehem (City of), PA;
Series 2011 A, Ref. GO Bonds(b)(c)	6.50%	06/01/2021	1,750	1,777,230
Series 2014, Ref. RB (INS - BAM)(a)	5.00%	11/15/2030	425	457,972
Series 2014, Ref. RB (INS - BAM)(a)	5.00%	11/15/2031	425	457,895
Bethlehem Area School District; Series 2015 A, GO Bonds (INS - BAM)(a)	5.00%	08/01/2035	3,000	3,523,020
Bucks (County of), PA Industrial Development Authority (Pennswood Village); Series 2018, Ref. RB	5.00%	10/01/2037	270	303,278

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                    Invesco Pennsylvania Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)

Butler (County of), PA General Authority (Hampton Township School District); Series 2007, VRD RB (INS - AGM)(a)(i)	0.06%	09/01/2027	$800	$ 800,000
Butler (County of), PA General Authority (North Allegheny School District); Series 2011 A, VRD RB	0.05%	11/01/2021	550	550,000
Central Bradford Progress Authority (Guthrie Healthcare System); Series 2011, RB(b)(c)	5.38%	12/01/2021	1,100	1,142,735
Centre (County of), PA Hospital Authority (Mt. Nittany Medical Center);
Series 2011, RB(b)(c)	6.25%	11/15/2021	950	990,755
Series 2011, RB(b)(c)	7.00%	11/15/2021	2,000	2,096,180
Series 2016 A, Ref. RB	5.00%	11/15/2046	500	571,460
Cheltenham (Township of), PA;
Series 2018, GO Bonds(b)(c)	4.00%	07/01/2023	170	184,472
Series 2018, GO Bonds	4.00%	07/01/2048	2,660	2,831,224
Chester (County of), PA Health & Education Facilities Authority (Main Line Health System); Series 2017 A, Ref. RB	5.00%	10/01/2052	2,000	2,355,600
Chester (County of), PA Health & Education Facilities Authority (Simpson Senior Services); Series 2019, Ref. RB	3.25%	12/01/2029	195	187,779
Series 2019, Ref. RB	4.00%	12/01/2039	305	282,522
Series 2019, Ref. RB	5.00%	12/01/2051	6,000	6,111,420
Chester (County of), PA Industrial Development Authority (Avon Grove Charter School); Series 2017 A, Ref. RB	5.00%	12/15/2051	770	854,138
Chester (County of), PA Industrial Development Authority (Collegium Charter School); Series 2017 A, RB	5.25%	10/15/2047	695	766,682
Chester (County of), PA Industrial Development Authority (Longwood Gardens);
Series 2019, RB	5.00%	12/01/2044	1,500	1,840,920
Series 2019, RB	4.00%	12/01/2049	1,500	1,699,050
Chester (County of), PA Industrial Development Authority (Renaissance Academy Charter School); Series 2014, RB	5.00%	10/01/2044	2,215	2,357,336
Chester (County of), PA Industrial Development Authority (University Student Housing, LLC at West Chester University of Pennsylvania);
Series 2013 A, RB	5.00%	08/01/2035	1,000	1,007,410
Series 2013, RB	5.00%	08/01/2045	750	754,238
Clairton (City of), PA Municipal Authority; Series 2012 B, RB	5.00%	12/01/2037	1,000	1,055,960
Clarion (County of), PA Industrial Development Authority (Clarion University Foundation, Inc. Student Housing at Clarion University of Pennsylvania);
Series 2014 A, RB	5.00%	07/01/2034	2,310	2,550,332
Series 2014 A, RB	5.00%	07/01/2045	1,000	1,089,330
Series 2014, Ref. RB	5.00%	07/01/2024	1,220	1,394,192
Series 2014, Ref. RB	5.00%	07/01/2029	2,430	2,716,497
Series 2014, Ref. RB	5.00%	07/01/2033	3,500	3,870,055
Coatesville School District;
Series 2020 A, GO Bonds (INS - BAM)(a)(j)	0.00%	10/01/2034	300	193,056
Series 2020 A, GO Bonds (INS - BAM)(a)(j)	0.00%	10/01/2038	2,700	1,427,598
Series 2020 B, Ref. GO Bonds (INS - BAM)(a)(j)	0.00%	10/01/2033	500	337,340
Series 2020 B, Ref. GO Bonds (INS - BAM)(a)(j)	0.00%	10/01/2034	980	630,650
Series 2020 C, Ref. GO Bonds (INS - BAM)(a)(j)	0.00%	10/01/2033	640	431,795
Commonwealth Financing Authority;
Series 2018, RB(g)(k)	5.00%	06/01/2034	2,500	3,047,675
Series 2018, RB(g)(k)	5.00%	06/01/2035	500	608,055
Cumberland (County of), PA Municipal Authority (Asbury Pennsylvania Obligated Group); Series 2012, Ref. RB	5.25%	01/01/2041	2,750	2,790,507
Cumberland (County of), PA Municipal Authority (Diakon Lutheran);
Series 2015, Ref. RB(b)(c)	5.00%	01/01/2025	125	145,641
Series 2015, Ref. RB	5.00%	01/01/2038	1,145	1,259,912
Cumberland (County of), PA Municipal Authority (Messiah Village);
Series 2018, Ref. RB	5.00%	07/01/2031	1,565	1,745,820
Series 2018, Ref. RB	5.00%	07/01/2035	3,210	3,545,959
Cumberland (County of), PA Municipal Authority (Penn State Health); Series 2019, RB	4.00%	11/01/2044	2,000	2,273,520
Dallas Area Municipal Authority (Misericordia University);
Series 2019, Ref. RB	5.00%	05/01/2039	905	1,040,107
Series 2019, Ref. RB	5.00%	05/01/2048	3,440	3,890,434
Dauphin (County of), PA General Authority (Pinnacle Health System); Series 2016 A, Ref. RB	5.00%	06/01/2034	510	599,291

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                    Invesco Pennsylvania Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)

Delaware (County of), PA Authority (Eastern University); Series 2012, RB	5.25%	10/01/2032	$5,225	$ 5,311,892
Delaware (County of), PA Authority (Elywn);
Series 2017, Ref. RB	5.00%	06/01/2027	500	543,980
Series 2017, Ref. RB	5.00%	06/01/2037	3,500	3,709,965
Delaware (County of), PA Authority (Mercy Health Corp.); Series 1993 A, RB(b)	5.38%	11/15/2023	35	36,202
Delaware (County of), PA Authority (Neumann University);
Series 2016, Ref. RB	5.00%	10/01/2031	1,425	1,601,230
Series 2016, Ref. RB	5.00%	10/01/2035	2,305	2,567,678
Delaware (County of), PA Authority (Villanova University); Series 2015, RB	5.00%	08/01/2045	215	241,789
Delaware (County of), PA Industrial Development Authority (Mercy Health Corp. of Southeastern PA); Series 2016 A, RB(h)	5.13%	06/01/2046	1,980	2,156,675
Delaware River Port Authority (Port District);
Series 2012, Ref. RB	5.00%	01/01/2025	540	574,058
Series 2012, Ref. RB	5.00%	01/01/2027	535	565,816
Delaware Valley Regional Financial Authority; Series 2002, RB	5.75%	07/01/2032	1,000	1,412,010
Doylestown (City of), PA Hospital Authority; Series 2019 A, RB	4.00%	07/01/2045	250	258,728
DuBois (City of), PA Hospital Authority (Penn Highlands Healthcare); Series 2018, Ref. RB	5.00%	07/15/2048	650	740,994
East Hempfield (Township of), PA Industrial Development Authority (Student Services, Inc. Student Housing at Millersville University of Pennsylvania);
Series 2013, RB	5.00%	07/01/2030	1,000	1,017,970
Series 2013, RB	5.00%	07/01/2035	1,750	1,777,562
Series 2014, RB	5.00%	07/01/2039	250	254,895
Series 2015, RB	5.00%	07/01/2030	820	846,338
Series 2015, RB	5.00%	07/01/2035	1,060	1,089,818
East Hempfield (Township of), PA Industrial Development Authority (Willow Valley Communities);
Series 2016, Ref. RB	5.00%	12/01/2030	630	729,660
Series 2016, Ref. RB	5.00%	12/01/2039	370	418,862
Erie (City & County of), PA City Water Authority;
Series 2014, Ref. RB(b)(c)	5.00%	12/01/2024	5,000	5,848,450
Series 2018 A, Ref. RB (INS - AGM)(a)	5.00%	12/01/2043	1,280	1,555,712
Erie (City of), PA Higher Education Building Authority (Gannon University);
Series 2010 A, RB	5.38%	05/01/2030	1,000	1,002,470
Series 2010 A, RB	5.50%	05/01/2040	2,565	2,570,438
Series 2013, RB	5.00%	05/01/2038	7,840	8,201,110
Franklin (County of), PA Industrial Development Authority (Menno-Haven, Inc.);
Series 2018, Ref. RB	5.00%	12/01/2043	475	508,307
Series 2018, Ref. RB	5.00%	12/01/2053	700	739,963
Series 2019, RB	5.00%	12/01/2039	755	812,916
Series 2019, RB	5.00%	12/01/2054	3,000	3,169,320
Franklin Regional School District; Series 2019, GO Bonds	4.00%	05/01/2046	2,000	2,246,420
Geisinger Authority (Geisinger Health System);
Series 2011 A-1, RB	5.13%	06/01/2041	500	504,360
Series 2017 A-1, Ref. RB	5.00%	02/15/2045	16,655	19,613,760
Series 2020, Ref. RB	4.00%	04/01/2050	5,000	5,652,150
General Authority of Southcentral Pennsylvania (WellSpan Health Obligated Group); Series 2019 A, Ref. RB	5.00%	06/01/2049	750	915,052
Lancaster (City of), PA Industrial Development Authority (Willow Valley Communities);
Series 2019, RB	5.00%	12/01/2044	1,850	2,127,981
Series 2019, RB	5.00%	12/01/2049	2,755	3,161,886
Lancaster (County of), PA Hospital Authority (Brethren Village); Series 2017, Ref. RB	5.13%	07/01/2037	1,135	1,227,480
Lancaster (County of), PA Hospital Authority (Landis Homes Retirement Community); Series 2015, Ref. RB	5.00%	07/01/2045	625	669,606
Lancaster (County of), PA Hospital Authority (Masonic Villages); Series 2015, Ref. RB	5.00%	11/01/2035	210	230,845
Lancaster School District;
Series 2020, GO Bonds (INS - AGM)(a)	4.00%	06/01/2034	900	1,062,819
Series 2020, GO Bonds (INS - AGM)(a)	4.00%	06/01/2036	1,275	1,496,608
Langhorne Manor (Borough of), PA Higher Education & Health Authority (Woods Services); Series 2013, RB	4.00%	11/15/2033	15	15,027

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                    Invesco Pennsylvania Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)

Lehigh (County of), PA (Lehigh Valley Health Network);
Series 2019 A, Ref. RB	5.00%	07/01/2044	$1,000	$ 1,218,950
Series 2019, Ref. RB	4.00%	07/01/2049	2,500	2,785,750
Lehigh (County of), PA General Purpose Authority (Bible Fellowship Church Homes, Inc.); Series 2013, RB	5.25%	07/01/2042	825	846,714
Lehigh (County of), PA General Purpose Authority (Kidspeace Obligation Group);
Series 2014 A, RB	7.50%	02/01/2044	5,250	5,269,442
Series 2014 B, RB(l)	7.50%	02/01/2044	3,735	1,552,747
Series 2014 C, RB(j)(m)	0.00%	02/01/2044	3,238	324
Lycoming (County of), PA Authority (Pennsylvania College of Technology); Series 2011, RB	5.00%	07/01/2030	750	759,840
Montgomery (County of), PA Higher Education & Health Authority (Holy Redeemer Health System); Series 2014, Ref. RB	5.00%	10/01/2027	390	425,178
Montgomery (County of), PA Higher Education & Health Authority (Philadelphia Presbytery Homes, Inc.);
Series 2010, RB(b)(c)	6.50%	12/01/2021	300	313,986
Series 2017, Ref. RB	5.00%	12/01/2037	750	835,417
Series 2017, Ref. RB	5.00%	12/01/2047	1,000	1,102,080
Montgomery (County of), PA Higher Education & Health Authority (Thomas Jefferson University);
Series 2018 A, Ref. RB	5.00%	09/01/2048	4,270	5,030,487
Series 2019, Ref. RB	4.00%	09/01/2049	4,000	4,435,600
Montgomery (County of), PA Industrial Development Authority (ACTS Retirement-Life Communities, Inc.);
Series 2012, Ref. RB(b)(c)	5.00%	05/15/2022	900	952,659
Series 2016, Ref. RB	5.00%	11/15/2036	11,075	12,915,443
Series 2020 C, RB	4.00%	11/15/2043	350	397,411
Series 2020 C, RB	5.00%	11/15/2045	675	805,896
Montgomery (County of), PA Industrial Development Authority (Haverford School); Series 2019, Ref. RB	4.00%	03/01/2049	3,250	3,535,902
Montgomery (County of), PA Industrial Development Authority (Philadelphia Presbytery Homes, Inc.); Series 2010, RB(b)(c)	6.63%	12/01/2021	1,500	1,571,925
Montgomery (County of), PA Industrial Development Authority (Waverly Heights Ltd.); Series 2019, Ref. RB	5.00%	12/01/2049	1,000	1,121,530
Northampton (County of), PA General Purpose Authority (LaFayette College); Series 2017, Ref. RB	5.00%	11/01/2047	6,135	7,131,201
Northampton (County of), PA General Purpose Authority (Moravian College);
Series 2012, RB	5.00%	07/01/2031	2,860	2,968,566
Series 2016, Ref. RB	5.00%	10/01/2036	2,250	2,506,477
Northampton (County of), PA General Purpose Authority (St. Luke’s University Health Network);
Series 2016, Ref. RB	5.00%	08/15/2036	330	381,355
Series 2018 A, Ref. RB	4.00%	08/15/2048	8,430	9,082,398
Northampton (County of), PA Industrial Development Authority;
Series 2013 A, RB (Acquired 04/03/2013; Cost $13,041,003)(e)(n)(o)	5.00%	12/31/2023	14,826	3,706,652
Series 2013, RB(n)(o)	5.00%	12/31/2023	5,001	1,250,199
Northampton (County of), PA Industrial Development Authority (Morningstar Senior Living, Inc.);
Series 2012, RB	5.00%	07/01/2032	920	936,542
Series 2019, Ref. RB	5.00%	11/01/2039	500	536,660
Series 2019, Ref. RB	5.00%	11/01/2044	950	1,008,919
Series 2019, Ref. RB	5.00%	11/01/2049	1,050	1,113,556
Northeastern Pennsylvania (State of) Hospital & Education Authority (Kings College); Series 2019, RB	5.00%	05/01/2044	1,000	1,174,390
Penn Hills School District; Series 2020, Ref. GO Bonds (INS - BAM)(a)	3.00%	10/01/2042	4,000	4,207,520
Pennsylvania (Commonwealth of);
First Series 2014, GO Bonds(g)	5.00%	06/15/2034	3,000	3,408,540
Series 2018 A, Ref. COP	4.00%	07/01/2046	540	595,129
Series 2020, GO Bonds	2.13%	05/01/2040	2,500	2,463,575
Pennsylvania (Commonwealth of) (Municipal Real Estate Funding, LLC); Series 2018 A, Ref. COP	5.00%	07/01/2043	590	700,242
Pennsylvania (Commonwealth of) Economic Development Financing Authority; Series 2013 C, RB (INS - AGM)(a)(j)	0.00%	01/01/2044	775	404,465
Pennsylvania (Commonwealth of) Economic Development Financing Authority (Amtrak); Series 2012 A, Ref. RB(f)	5.00%	11/01/2041	1,200	1,275,720
Pennsylvania (Commonwealth of) Economic Development Financing Authority (Capital Region Parking System); Series 2013, RB	6.00%	07/01/2053	920	1,018,311

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                    Invesco Pennsylvania Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)

Pennsylvania (Commonwealth of) Economic Development Financing Authority (CarbonLite P, LLC); Series 2019, RB(f)(h)	5.25%	06/01/2026	$650	$ 579,976
Pennsylvania (Commonwealth of) Economic Development Financing Authority (Covanta Holding Corp.) (Green Bonds); Series 2019 A, RB(f)(h)	3.25%	08/01/2039	1,250	1,270,212
Pennsylvania (Commonwealth of) Economic Development Financing Authority (Forum Place); Series 2012, RB(b)(c)	5.00%	03/01/2022	3,000	3,144,000
Pennsylvania (Commonwealth of) Economic Development Financing Authority (National Gypson Co.); Series 2014, Ref. RB(f)	5.50%	11/01/2044	635	659,225
Pennsylvania (Commonwealth of) Economic Development Financing Authority (PA Bridges Finco L.P.); Series 2015, RB(f)	5.00%	12/31/2034	775	906,169
Pennsylvania (Commonwealth of) Economic Development Financing Authority (Pennsylvania Rapid Bridge Replacement);
Series 2015, RB(f)	5.00%	12/31/2038	460	533,536
Series 2015, RB(f)	5.00%	06/30/2042	8,500	9,800,245
Pennsylvania (Commonwealth of) Economic Development Financing Authority (UPMC); Series 2020 A-1, RB	4.00%	04/15/2050	1,500	1,666,485
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (AICUP Financing Program-Del Valley College); Series 2012, RB	5.00%	11/01/2042	1,070	1,088,725
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (AICUP Financing Program-Gwynedd-Mercy College); Series 2012 KK1, RB	5.38%	05/01/2042	1,300	1,341,197
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (AICUP Financing Program-St. Francis University);
Series 2011 JJ2, RB(b)(c)	6.00%	11/01/2021	1,750	1,817,427
Series 2011 JJ2, RB(b)(c)	6.25%	11/01/2021	2,250	2,340,405
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Holy Family University); Series 2013 A, RB	6.25%	09/01/2033	320	350,563
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (La Salle University); Series 2012, RB	5.00%	05/01/2042	1,180	1,206,007
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Pennsylvania State University); Series 2002, RB	5.00%	03/01/2022	10	10,036
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Shippensburg University Services, Inc. Student Housing at Shippensburg University of Pennsylvania);
Series 2011, RB(b)(c)	6.00%	10/01/2021	3,000	3,101,070
Series 2011, RB(b)(c)	6.25%	10/01/2021	7,000	7,245,980
Series 2012, RB(b)(c)	5.00%	10/01/2022	1,400	1,506,218
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (The Foundation for Indiana University of Pennsylvania Student Housing at Indiana University of Pennsylvania); Series 2012 A, Ref. RB(b)(c)	5.00%	07/01/2022	750	795,938
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Thomas Jefferson University); Series 2015, Ref. RB	5.25%	09/01/2050	1,070	1,202,295
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Trustees of the University of Pennsylvania); Series 2017, RB(g)	5.00%	08/15/2046	2,200	2,588,806
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (University of Pennsylvania Health System);
Series 2017 A, RB	5.00%	08/15/2042	1,075	1,282,561
Series 2019, RB	4.00%	08/15/2049	10,000	11,254,200
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Ursinus College); Series 2012 A, RB	5.00%	01/01/2029	1,000	1,025,650
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Widener College); Series 2014, Ref. RB	5.00%	07/15/2038	1,000	1,066,490
Pennsylvania (Commonwealth of) Housing Finance Agency; Series 2019-131 A, Ref. RB	3.10%	10/01/2044	2,500	2,588,750
Pennsylvania (Commonwealth of) Public School Building Authority (Harrisburg Area Community College); Series 2011, RB(b)(c)	5.00%	04/01/2021	5,000	5,019,450
Pennsylvania (Commonwealth of) Public School Building Authority (Philadelphia School District);
Series 2012, RB(b)(c)	5.00%	04/01/2022	250	263,003
Series 2016 A, Ref. RB	5.00%	06/01/2027	3,750	4,586,587
Series 2016 A, Ref. RB (INS - AGM)(a)	5.00%	06/01/2032	8,795	10,636,673
Series 2016, Ref. RB	5.00%	06/01/2036	4,800	5,763,792

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                    Invesco Pennsylvania Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)

Pennsylvania (Commonwealth of) Turnpike Commission;
Series 2009 C, RB (INS - AGM)(a)	6.25%	06/01/2033	$2,000	$ 2,512,740
Series 2009 E, RB	6.38%	12/01/2038	11,435	15,048,346
Series 2014 A-1, RB	5.00%	12/01/2032	2,000	2,289,900
Series 2015 B, RB	5.00%	12/01/2030	500	590,405
Series 2015 B, RB	5.00%	12/01/2031	1,000	1,177,250
Series 2017 A, RB	5.50%	12/01/2042	5,000	6,154,700
Series 2017 A-1, RB	5.00%	12/01/2035	1,050	1,294,839
Series 2018 A-2, RB	5.00%	12/01/2043	535	646,820
Series 2018 A-2, RB	5.00%	12/01/2048	6,000	7,207,260
Series 2018 B, RB	5.25%	12/01/2048	630	771,467
Series 2019 A, RB	5.00%	12/01/2044	1,000	1,229,980
Series 2019 A, RB (INS - AGM)(a)	4.00%	12/01/2049	3,800	4,338,460
Series 2020 B, RB	5.00%	12/01/2050	4,000	4,963,240
Subseries 2017 B-1, RB	5.25%	06/01/2047	1,000	1,212,120
Pennsylvania (State of) Turnpike Commission; Series 2021 A, RB	4.00%	12/01/2050	8,500	9,537,000
Pennsylvania State University;
Series 2016 A, RB	5.00%	09/01/2041	1,430	1,700,084
Series 2017 A, RB	5.00%	09/01/2047	2,500	3,023,950
Series 2019 A, RB	5.00%	09/01/2044	1,330	1,660,864
Philadelphia (City of), PA;
Series 2017 A, RB	5.00%	10/01/2052	1,895	2,255,031
Series 2017 A, RB(g)(k)	5.25%	10/01/2052	2,070	2,493,708
Series 2017 A, Ref. GO Bonds (INS - AGM)(a)	5.00%	08/01/2035	3,500	4,257,575
Series 2017 A, Ref. GO Bonds	5.00%	08/01/2036	700	849,114
Series 2017 B, Ref. RB(f)	5.00%	07/01/2047	19,700	22,714,494
Series 2017, Ref. GO Bonds	5.00%	08/01/2041	1,000	1,198,870
Series 2018 A, RB	5.00%	10/01/2053	7,000	8,419,250
Series 2019 B, GO Bonds	5.00%	02/01/2039	300	370,434
Series 2019 B, RB	5.00%	11/01/2049	4,635	5,687,145
Series 2019 B, RB	5.00%	11/01/2054	11,030	13,547,377
Series 2020 A, RB	5.00%	11/01/2045	1,250	1,577,050
Series 2020 C, Ref. RB(f)	4.00%	07/01/2045	1,500	1,646,535
Series 2020 C, Ref. RB(f)	4.00%	07/01/2050	1,500	1,638,570
Philadelphia (City of), PA (Philadelphia Gas Works Co.); Series 2017 15, Ref. RB	5.00%	08/01/2047	3,620	4,241,699
Philadelphia (City of), PA Authority for Industrial Development (Cultural and Commercials Corridors); Series 2016, Ref. RB	5.00%	12/01/2031	840	999,256
Philadelphia (City of), PA Authority for Industrial Development (Independence Charter School - West);
Series 2019, RB	4.00%	06/15/2029	350	374,598
Series 2019, RB	5.00%	06/15/2050	350	376,128
Philadelphia (City of), PA Authority for Industrial Development (International Apartments at Temple University);
Series 2010 A, IDR	5.38%	06/15/2030	2,040	2,044,182
Series 2010 A, IDR	5.63%	06/15/2042	4,000	4,006,840
Philadelphia (City of), PA Authority for Industrial Development (PresbyHomes Germantown/ Morrisville); Series 2005 A, RB	5.63%	07/01/2035	2,578	2,579,237
Philadelphia (City of), PA Authority for Industrial Development (Richard Allen Preparatory Charter School); Series 2006, RB	6.25%	05/01/2033	1,640	1,507,472
Philadelphia (City of), PA Authority for Industrial Development (St. Joseph’s University); Series 2020 A, Ref. RB	4.00%	11/01/2045	1,900	2,119,526
Philadelphia (City of), PA Authority for Industrial Development (Tacony Academy Charter School);
Series 2013 A-1, RB	6.75%	06/15/2033	2,000	2,213,080
Series 2013 A-1, RB	7.00%	06/15/2043	3,090	3,410,031
Philadelphia (City of), PA Authority for Industrial Development (Temple University); First
Series 2015, Ref. RB	5.00%	04/01/2045	530	588,289
Philadelphia (City of), PA Authority for Industrial Development (The Childrens Hospital of Philadelphia); Series 2014 A, RB(g)	5.00%	07/01/2042	1,000	1,102,240
Philadelphia (City of), PA Authority for Industrial Development (University Square Apartments); Series 2017, RB	5.00%	12/01/2058	4,165	4,743,602

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                    Invesco Pennsylvania Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)

Philadelphia (City of), PA Authority for Industrial Development (Wesley Enhanced Living Obligated Group);
Series 2017, Ref. RB	5.00%	07/01/2042	$1,000	$1,035,010
Series 2017, Ref. RB	5.00%	07/01/2049	500	513,885
Philadelphia (City of), PA Hospitals & Higher Education Facilities Authority (Temple University Health System);
Series 2012 A, RB	5.63%	07/01/2042	1,000	1,051,650
Series 2017, Ref. RB	5.00%	07/01/2032	1,000	1,144,260
Philadelphia (City of), PA Housing Authority;
Series 2002 A, RB (INS - AGM)(a)	5.00%	12/01/2021	130	130,475
Series 2017, RB	5.00%	05/01/2039	1,300	1,508,910
Series 2017, RB	5.00%	05/01/2042	2,415	2,785,195
Series 2017, RB	5.00%	05/01/2047	3,335	3,818,575
Philadelphia (City of), PA Industrial Development Authority (Architecture & Design Charter High School); Series 2013, RB(b)(c)	6.13%	03/15/2023	3,085	3,446,809
Philadelphia (City of), PA Industrial Development Authority (Discovery Charter School);
Series 2012, RB	5.88%	04/01/2032	450	465,008
Series 2012, RB	6.25%	04/01/2042	1,500	1,547,520
Philadelphia (City of), PA Industrial Development Authority (First Philadelphia Preparatory Charter School); Series 2014 A, RB	7.00%	06/15/2033	875	1,005,602
Philadelphia (City of), PA Industrial Development Authority (Kipp Philadelphia Charter School); Series 2016 B, RB	5.00%	04/01/2046	640	691,110
Philadelphia (City of), PA Industrial Development Authority (MaST I Charter School); Series 2016 A, Ref. RB	5.25%	08/01/2046	1,500	1,658,775
Philadelphia (City of), PA Industrial Development Authority (New Foundations Charter School); Series 2012, RB(b)(c)	6.63%	12/15/2022	750	834,577
Philadelphia (City of), PA Industrial Development Authority (Thomas Jefferson University); Series 2017 A, Ref. RB	5.00%	09/01/2047	13,365	15,635,313
Philadelphia (City of), PA Industrial Development Authority (University of the Arts); Series 2017, Ref. RB(h)	5.00%	03/15/2045	540	570,780
Philadelphia (City of), PA Parking Authority; Series 1999 A, RB (INS - AMBAC)(a)	5.25%	02/15/2029	25	25,095
Philadelphia Gas Works Co.; Series 2009 D, Ref. VRD RB (LOC - Td Bank N.A.)(p)	0.03%	08/01/2031	10,150	10,150,000
Philadelphia School District;
Series 2007 A, Ref. GO Bonds (INS - NATL)(a)	5.00%	06/01/2025	535	625,715
Series 2016 F, Ref. GO Bonds	5.00%	09/01/2028	10,000	12,112,900
Series 2016 F, Ref. GO Bonds	5.00%	09/01/2029	10,000	12,071,300
Series 2016 F, Ref. GO Bonds	5.00%	09/01/2032	1,000	1,203,580
Series 2019 A, GO Bonds	5.00%	09/01/2044	1,000	1,192,340
Pittsburgh (City of) & Allegheny (County of), PA Sports & Exhibition Authority; Series 2010, Ref. RB (INS - AGM)(a)	5.00%	02/01/2035	1,225	1,227,438
Pittsburgh (City of), PA Urban Redevelopment Authority (Marian Plaza); Series 2007, RB (CEP - GNMA)(f)	6.13%	01/20/2043	2,565	2,570,258
Pittsburgh (City of), PA Water & Sewer Authority;
Series 2013 A, Ref. RB	5.00%	09/01/2031	500	553,665
Series 2019 A, RB (INS - AGM)(a)	5.00%	09/01/2044	1,200	1,472,040
Series 2020 B, RB (INS - AGM)(a)	4.00%	09/01/2045	1,000	1,155,830
Pottsville (City of), PA Hospital Authority (Lehigh Valley); Series 2016 B, Ref. RB	5.00%	07/01/2041	4,000	4,679,240
Reading School District;
Series 2017, Ref. GO Bonds (INS - AGM)(a)	5.00%	03/01/2037	1,500	1,795,965
Series 2017, Ref. GO Bonds (INS - AGM)(a)	5.00%	03/01/2038	1,500	1,792,140
Scranton School District;
Series 2017 E, Ref. GO Bonds (INS - BAM)(a)	5.00%	12/01/2034	820	993,332
Series 2017 E, Ref. GO Bonds (INS - BAM)(a)	5.00%	12/01/2035	750	906,075
Southcentral Pennsylvania General Authority (Hanover Hospital, Inc.); Series 2015, Ref. RB	5.00%	12/01/2029	1,000	1,153,320
State Public School Building Authority (Harrisburg School);
Series 2016 A, Ref. RB(b)(c)	5.00%	12/01/2026	145	179,600
Series 2016 A, Ref. RB (INS - AGM)(a)	5.00%	12/01/2030	910	1,096,623
State Public School Building Authority (Philadelphia School District); Series 2012, RB(b)(c)	5.00%	04/01/2022	2,780	2,924,588
Susquehanna Area Regional Airport Authority;
Series 2012 A, RB(f)	5.00%	01/01/2027	1,185	1,224,792
Series 2017, Ref. RB(f)	5.00%	01/01/2038	1,350	1,475,766

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                    Invesco Pennsylvania Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)

Union (County of), PA Hospital Authority (Evangelical Community Hospital); Series 2011, Ref. RB(b)(c)	7.00%	08/01/2021	$1,000	$ 1,027,900
Washington (County of), PA Redevelopment Authority (Victory Centre); Series 2018, Ref. RB	5.00%	07/01/2028	500	540,200
West Shore Area Authority (Holy Spirit Hospital of the Sisters of Christian Charity); Series 2011 B, RB(b)(c)	5.63%	01/01/2022	2,000	2,090,500
Westmoreland (County of), PA Industrial Development Authority (Excela Health); Series 2020 A, Ref. RB	4.00%	07/01/2037	1,400	1,581,188
Westmoreland (County of), PA Municipal Authority; Series 2016, Ref. RB (INS - BAM)(a)	5.00%	08/15/2038	2,000	2,339,880
Wilkes-Barre Area School District;
Series 2016 B, GO Bonds (INS - BAM)(a)	5.00%	08/01/2034	2,600	3,117,712
Series 2016 B, GO Bonds (INS - BAM)(a)	5.00%	08/01/2036	2,125	2,535,954
				706,902,190

Puerto Rico–14.89%

Children’s Trust Fund;
Series 2002, RB	5.38%	05/15/2033	150	150,921
Series 2002, RB	5.50%	05/15/2039	17,000	17,417,180
Series 2005 A, RB(j)	0.00%	05/15/2050	53,320	8,242,206
Series 2008 A, RB(j)	0.00%	05/15/2057	415,530	29,149,429
Puerto Rico (Commonwealth of);
Series 2001, GO Bonds (INS - AGM)(a)	5.13%	07/01/2030	7,405	7,658,473
Series 2003 C-7, Ref. GO Bonds (INS - NATL)(a)	6.00%	07/01/2027	15	15,452
Series 2009 B, Ref. GO Bonds(m)	6.50%	07/01/2037	1,000	876,250
Series 2009 B, Ref. GO Bonds(m)	5.75%	07/01/2038	120	104,250
Series 2009 B, Ref. GO Bonds(m)	6.00%	07/01/2039	50	43,625
Series 2009 C, Ref. GO Bonds(m)	6.00%	07/01/2039	9,745	8,441,606
Series 2011 A, GO Bonds(m)	5.75%	07/01/2041	3,000	2,531,250
Series 2011 A, Ref. GO Bonds(m)	6.00%	07/01/2028	790	684,338
Series 2011 C, Ref. GO Bonds(m)	5.75%	07/01/2036	9,000	7,256,250
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority;
Series 2008 A, RB	6.13%	07/01/2024	1,400	1,528,282
Series 2012 A, RB	5.25%	07/01/2029	810	852,695
Series 2012 A, RB	5.13%	07/01/2037	3,000	3,153,180
Series 2012 A, RB	5.75%	07/01/2037	1,460	1,546,578
Series 2012 A, RB	6.00%	07/01/2047	1,005	1,067,903
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2005 SS, Ref. RB (INS - NATL)(a)	5.00%	07/01/2025	6,000	6,078,120
Series 2007 TT, RB(m)	5.00%	07/01/2032	1,450	1,308,625
Series 2010 AAA-RSA-1, RB(m)	5.25%	07/01/2024	1,435	1,298,675
Series 2010 XX, RB(m)	5.25%	07/02/2040	2,445	2,212,725
Puerto Rico (Commonwealth of) Highway & Transportation Authority;
Series 1998 A, RB(m)	5.00%	07/01/2038	10	3,575
Series 2002 D, RB (INS - AGM)(a)	5.00%	07/01/2032	965	997,530
Series 2003 AA-2, Ref. RB(m)	5.30%	07/02/2035	1,000	822,500
Series 2003 H, Ref. RB(m)	5.00%	07/01/2028	325	116,188
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Ana G. Mendez University System);
Series 2006, RB	5.00%	03/01/2036	1,250	1,251,650
Series 2012, Ref. RB	5.13%	04/01/2032	125	126,969
Series 2012, Ref. RB	5.38%	04/01/2042	185	188,238
Puerto Rico (Commonwealth of) Infrastructure Financing Authority; Series 2005 B, RB(m)	5.00%	07/01/2041	270	36,788
Puerto Rico (Commonwealth of) Infrastructure Financing Authority (MEPSI Campus); Series 2007 A, RB(m)	6.50%	10/01/2037	1,400	563,500
Puerto Rico (Commonwealth of) Public Buildings Authority (Government Facilities);
Series 2002 D, RB(m)	5.25%	07/01/2036	1,015	962,981
Series 2007 M, Ref. RB(m)	10.00%	07/01/2034	3,000	3,011,250
Series 2007 M-2, Ref. RB (INS - AMBAC)(a)	10.00%	07/01/2035	1,000	1,052,630
Series 2009 P, Ref. RB(m)	6.50%	07/01/2030	1,500	1,483,125
Series 2009 P, Ref. RB(m)	6.75%	07/01/2036	1,000	996,250
Series 2011 S, RB(m)	6.00%	07/01/2041	2,070	2,018,250
Puerto Rico Public Finance Corp.; Series 2011 B, RB(m)	5.50%	08/01/2031	5,725	85,875

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                    Invesco Pennsylvania Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)

Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB(i)(j)	0.00%	07/01/2046	$3,912	$1,202,705

Series 2018 A-1, RB(j)	0.00%	07/01/2051	6,242	1,374,301

Series 2018 A-1, RB(i)	5.00%	07/01/2058	5,537	6,132,449

Series 2019 A-2, RB	4.54%	07/01/2053	91	98,064

Series 2019 A-2, RB	4.78%	07/01/2058	1,216	1,329,781

University of Puerto Rico;
Series 2006 P, Ref. RB (Acquired 01/02/2015-01/22/2015; Cost $1,934,088)(e)	5.00%	06/01/2030	3,235	3,137,950

Series 2006 Q, RB (Acquired 01/02/2015-01/05/2015; Cost $782,463)(e)	5.00%	06/01/2030	1,300	1,261,000

				129,871,562

Virgin Islands–0.97%
Tobacco Settlement Financing Corp.;
Series 2001, RB	5.00%	05/15/2031	970	972,250

Series 2006, RB(j)	0.00%	05/15/2035	13,345	4,893,997

Virgin Islands (Government of) Public Finance Authority; Series 2014 C, Ref. RB	5.00%	10/01/2039	2,500	2,250,175

Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2009 B, Ref. RB	5.00%	10/01/2025	375	375,874

				8,492,296

Guam–0.38%

Guam (Territory of); Series 2011 A, RB	5.13%	01/01/2042	785	802,898

Guam (Territory of) Power Authority;
Series 2012 A, Ref. RB (INS - AGM)(a)	5.00%	10/01/2023	185	198,063

Series 2012 A, Ref. RB (INS - AGM)(a)	5.00%	10/01/2024	235	251,198

Series 2012 A, Ref. RB (INS - AGM)(a)	5.00%	10/01/2030	420	446,065

Series 2012 A, Ref. RB	5.00%	10/01/2034	520	541,596

Guam (Territory of) Waterworks Authority; Series 2014 A, Ref. RB	5.00%	07/01/2029	285	316,142

Guam Housing Corp.; Series 1998 A, RB (CEP - FHLMC)(f)	5.75%	09/01/2031	700	743,281

				3,299,243

Northern Mariana Islands–0.19%

Northern Mariana Islands (Commonwealth of); Series 2007 B, Ref. GO Bonds	5.00%	10/01/2022	240	234,835

Northern Mariana Islands (Commonwealth of) Ports Authority;
Series 1998 A, RB(f)	6.25%	03/15/2028	870	821,645

Series 1998 A, RB(f)	6.60%	03/15/2028	655	632,095

				1,688,575

TOTAL INVESTMENTS IN SECURITIES(q) –97.48% (Cost $815,935,693)				850,253,866

FLOATING RATE NOTE OBLIGATIONS–(1.03)%
Notes with interest and fee rates ranging from 0.58% to 0.59% at 02/28/2021 and contractual maturities of collateral ranging from 06/01/2034 to 10/01/2052 (See Note 1J)(r)				(9,015,000)

OTHER ASSETS LESS LIABILITIES–3.55%				30,966,569

NET ASSETS–100.00%				$872,205,435

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                    Invesco Pennsylvania Municipal Fund

Investment Abbreviations:

ACA	– ACA Financial Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
FHLMC	– Federal Home Loan Mortgage Corp.
GNMA	– Government National Mortgage Association
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
LIBOR	– London Interbank Offered Rate
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
RB	– Revenue Bonds
Ref.	– Refunding
USD	– U.S. Dollar
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2021.
(e)	Restricted security. The aggregate value of these securities at February 28, 2021 was $16,282,102, which represented 1.87% of the Fund’s Net Assets.
(f)	Security subject to the alternative minimum tax.
(g)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1K.
(h)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2021 was $9,892,438, which represented 1.13% of the Fund’s Net Assets.

(i)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on February 28, 2021.

(j)	Zero coupon bond issued at a discount.
(k)

Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $3,380,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(l)	Convertible capital appreciation bond. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(m)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2021 was $34,858,200, which represented 4.00% of the Fund’s Net Assets.

(n)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(o)	The issuer is paying less than stated interest, but is not in default on principal because scheduled principal payments have not yet begun.
(p)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(q)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

Entity	Percent

Assured Guaranty Municipal Corp.(AGM)	5.33%

(r)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2021. At February 28, 2021, the Fund’s investments with a value of $15,723,637 are held by TOB Trusts and serve as collateral for the $9,015,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                    Invesco Pennsylvania Municipal Fund

Statement of Assets and Liabilities

February 28, 2021

Assets:

Investments in securities, at value (Cost $815,935,693)	$850,253,866

Cash	21,972,669

Receivable for:
Investments sold	185,000

Fund shares sold	1,290,387

Interest	9,466,542

Investments matured, at value (Cost $1,316,308)	1,204,913

Investment for trustee deferred compensation and retirement plans	115,404

Other assets	19,222

Total assets	884,508,003

Liabilities:

Floating rate note obligations	9,015,000

Payable for:
Dividends	946,320

Fund shares reacquired	1,669,109

Accrued fees to affiliates	352,808

Accrued interest expense	1,622

Accrued trustees’ and officers’ fees and benefits	35,538

Accrued other operating expenses	157,926

Trustee deferred compensation and retirement plans	124,245

Total liabilities	12,302,568

Net assets applicable to shares outstanding	$872,205,435

Net assets consist of:

Shares of beneficial interest	$953,446,318

Distributable earnings (loss)	(81,240,883)

$872,205,435

Net Assets:

Class A	$674,755,993

Class C	$83,646,265

Class Y	$112,952,744

Class R6	$850,433

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	58,847,332

Class C	7,315,241

Class Y	9,843,739

Class R6	74,196

Class A:
Net asset value per share	$11.47

Maximum offering price per share
(Net asset value of $11.47 ÷ 95.75%)	$11.98

Class C:
Net asset value and offering price per share	$11.43

Class Y:
Net asset value and offering price per share	$11.47

Class R6:
Net asset value and offering price per share	$11.46

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                    Invesco Pennsylvania Municipal Fund

Statement of Operations

For the year ended February 28, 2021

Investment income:
Interest	$33,878,780

Expenses:
Advisory fees	3,749,775

Administrative services fees	117,306

Custodian fees	9,261

Distribution fees:
Class A	1,479,608

Class C	874,357

Interest, facilities and maintenance fees	634,380

Transfer agent fees - A, C and Y	707,286

Transfer agent fees - R6	156

Trustees’ and officers’ fees and benefits	20,973

Registration and filing fees	95,645

Reports to shareholders	47,959

Professional services fees	81,377

Other	18,360

Total expenses	7,836,443

Less: Expense offset arrangement(s)	(766)

Net expenses	7,835,677

Net investment income	26,043,103

Realized and unrealized gain (loss) from:
Net realized gain from unaffiliated investment securities (includes net gains from securities sold to affiliates of $60,399)	2,924,557

Change in net unrealized appreciation (depreciation) of unaffiliated investment securities	(9,054,543)

Net realized and unrealized gain (loss)	(6,129,986)

Net increase in net assets resulting from operations	$19,913,117

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                    Invesco Pennsylvania Municipal Fund

Statement of Changes in Net Assets

For the year ended February 28, 2021, period ended February 29, 2020, and the year ended July 31, 2019

	Year Ended February 28, 2021	Seven Months Ended February 29, 2020	Year Ended July 31, 2019

Operations:
Net investment income	$26,043,103	$14,061,452	$26,830,533

Net realized gain (loss)	2,924,557	490,923	(34,584,554)

Change in net unrealized appreciation (depreciation)	(9,054,543)	29,025,991	76,354,420

Net increase in net assets resulting from operations	19,913,117	43,578,366	68,600,399

Distributions to shareholders from distributable earnings:
Class A	(20,000,261)	(9,689,778)	(14,650,196)

Class C	(2,721,068)	(1,632,128)	(4,303,794)

Class Y	(3,312,668)	(1,563,782)	(2,165,871)

Class R6	(26,613)	(5,994)	(68)

Total distributions from distributable earnings	(26,060,610)	(12,891,682)	(21,119,929)

Share transactions–net:
Class A	143,342,711	13,489,503	44,220,407

Class C	(24,848,884)	(4,523,338)	(63,117,124)

Class Y	29,872,678	8,818,928	17,376,645

Class R6	130,051	697,458	10,000

Net increase (decrease) in net assets resulting from share transactions	148,496,556	18,482,551	(1,510,072)

Net increase in net assets	142,349,063	49,169,235	45,970,398

Net assets:
Beginning of year	729,856,372	680,687,137	634,716,739

End of year	$872,205,435	$729,856,372	$680,687,137

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                    Invesco Pennsylvania Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/21	$11.68	$0.37	$(0.21)	$0.16	$(0.37)	$11.47	1.48	%(d)	$674,756	0.92	%(d)(e)	0.92	%(d)(e)	0.84	%(d)(e)	3.27	%(d)(e)	14%
Seven months ended 02/29/20	11.19	0.23	0.47	0.70	(0.21)	11.68	6.36		534,700	0.88	(f)	1.03	(f)	0.88	(f)	3.54	(f)	6
Year ended 07/31/19	10.40	0.46	0.69	1.15	(0.36)	11.19	11.32		498,743	0.91		1.19		0.91		4.30		21
Year ended 07/31/18	10.44	0.41	(0.03)	0.38	(0.42)	10.40	3.84		423,210	0.97		1.18		0.97		4.09		13
Year ended 07/31/17	10.67	0.47	(0.16)	0.31	(0.54)	10.44	2.96		500,340	0.83		1.00		0.83		4.50		20
Year ended 07/31/16	10.49	0.59	0.20	0.79	(0.61)	10.67	7.84		526,247	0.80		0.97		0.80		5.59		6

Class C
Year ended 02/28/21	11.65	0.30	(0.22)	0.08	(0.30)	11.43	0.76	(d)	83,646	1.53	(d)(e)	1.53	(d)(e)	1.45	(d)(e)	2.66	(d)(e)	14
Seven months ended 02/29/20	11.15	0.19	0.48	0.67	(0.17)	11.65	6.07		110,395	1.54	(f)	1.69	(f)	1.54	(f)	2.88	(f)	6
Year ended 07/31/19	10.37	0.39	0.68	1.07	(0.29)	11.15	10.52		110,166	1.57		1.85		1.57		3.64		21
Year ended 07/31/18	10.42	0.34	(0.04)	0.30	(0.35)	10.37	3.07		161,664	1.62		1.83		1.62		3.43		13
Year ended 07/31/17	10.64	0.40	(0.15)	0.25	(0.47)	10.42	2.23		199,497	1.56		1.73		1.56		3.79		20
Year ended 07/31/16	10.47	0.51	0.19	0.70	(0.53)	10.64	7.06		220,769	1.55		1.72		1.55		4.84		6

Class Y
Year ended 02/28/21	11.69	0.40	(0.22)	0.18	(0.40)	11.47	1.64		112,953	0.68	(e)	0.68	(e)	0.60	(e)	3.51	(e)	14
Seven months ended 02/29/20	11.19	0.25	0.48	0.73	(0.23)	11.69	6.60		84,030	0.64	(f)	0.79	(f)	0.64	(f)	3.78	(f)	6
Year ended 07/31/19	10.40	0.49	0.69	1.18	(0.39)	11.19	11.58		71,769	0.67		0.95		0.67		4.54		21
Year ended 07/31/18	10.45	0.44	(0.05)	0.39	(0.44)	10.40	3.98		49,843	0.72		0.93		0.72		4.33		13
Year ended 07/31/17	10.68	0.47	(0.14)	0.33	(0.56)	10.45	3.14		54,584	0.65		0.82		0.65		4.53		20
Year ended 07/31/16	10.50	0.60	0.20	0.80	(0.62)	10.68	7.99		30,357	0.65		0.82		0.65		5.73		6

Class R6
Year ended 02/28/21	11.68	0.40	(0.21)	0.19	(0.41)	11.46	1.70		850	0.61	(e)	0.61	(e)	0.53	(e)	3.58	(e)	14
Seven months ended 02/29/20	11.18	0.25	0.48	0.73	(0.23)	11.68	6.63		732	0.62	(f)	0.77	(f)	0.62	(f)	3.83	(f)	6
Period ended 07/31/19(g)	11.05	0.10	0.10	0.20	(0.07)	11.18	1.86		10	0.62	(f)	0.90	(f)	0.62	(f)	4.59	(f)	21

(a)	Calculated using average of Units outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 28, 2021, the portfolio turnover calculation excludes the value of securities purchased of $134,448,765 in connection with the acquisition of Invesco Pennsylvania Tax Free Fund into the Fund.

(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for Class A and 0.85% for Class C for the year ended February 28, 2021.

(e)	Ratios are based on average daily net assets (000’s omitted) of $611,144, $102,764, $94,381 and $744 for Class A, Class C, Class Y and Class R6 shares, respectively.
(f)	Annualized.
(g)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                    Invesco Pennsylvania Municipal Fund

Notes to Financial Statements

February 28, 2021

NOTE 1–Significant Accounting Policies

Invesco Pennsylvania Municipal Fund, formerly Invesco Oppenheimer Rochester Pennsylvania Municipal Fund, (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek tax-free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to

22                    Invesco Pennsylvania Municipal Fund

shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.

Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

23                    Invesco Pennsylvania Municipal Fund

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

L.

Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

M.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
First $ 500 million	0.510%
Next $250 million	0.410%
Next $250 million	0.400%
Next $1 billion	0.380%
Next $3 billion	0.345%
Over $5 billion	0.330%

Prior to May 15, 2020, the Fund accrued daily and paid monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
Up to $200 million	0.600%
Next $100 million	0.550%
Next $200 million	0.500%
Next $250 million	0.450%
Next $250 million	0.400%
Next $4 billion	0.350%
Over $5 billion	0.330%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended February 28, 2021, the effective advisory fee rate incurred by the Fund was 0.46%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

The Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 0.98%, 1.62%, 0.72% and 0.62%, respectively, of the Fund’s average daily net assets (the “expense limits”). Effective June 1, 2021 through June 30, 2021, the Adviser contractually agreed to limit expenses of Class A, Class C, Class Y, and Class R6 to 1.50%, 2.15%, 1.25% and 1.25%, respectively of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not

24                    Invesco Pennsylvania Municipal Fund

actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 0.90% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2021, IDI advised the Fund that IDI retained $54,569 in front-end sales commissions from the sale of Class A shares and $13,240 and $4,220 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –  Prices are determined using quoted prices in an active market for identical assets.

Level 2 –  Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –  Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Obligations	$-	$845,297,015	$4,956,851	$850,253,866
Other Investments - Assets
Investments Matured	-	1,204,913	-	1,204,913
Total Investments	$-	$846,501,928	$4,956,851	$851,458,779

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2021, the Fund engaged in securities sales of $848,609, which resulted in net realized gains of $60,399.

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $766.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred

25                    Invesco Pennsylvania Municipal Fund

compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances and Borrowings

Effective February 25, 2021, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $2.0 billion, collectively by certain Funds, and which will expire on February 24, 2022. Prior to February 25, 2021, the revolving credit and security agreement permitted borrowings up to $2.5 billion. The revolving credit and security agreement is secured by the assets of the Fund.

During the year ended February 28, 2021, the average daily balance of borrowing under the revolving credit and security agreement was $1,265,753 with a weighted interest rate of 0.36%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2021 were $21,854,615 and 1.14%, respectively.

The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended February 28, 2021, Period Ended February 29, 2020 and the Year Ended July 31, 2019:

	Year Ended February 28, 2021	Seven months Ended February 29, 2020	Year Ended July 31, 2019
Ordinary income*	$ 154,778	$ 184,288	$ 284,625
Ordinary income-tax-exempt	25,905,832	12,707,394	20,835,304
Total distributions	$26,060,610	$12,891,682	$21,119,929

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed tax-exempt income	$12,549,934

Net unrealized appreciation — investments	35,660,984

Temporary book/tax differences	(140,226)

Capital loss carryforward	(129,311,575)

Shares of beneficial interest	953,446,318

Total net assets	$872,205,435

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to tax treatment of TOBs, defaulted bonds and book to tax accretion and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2021, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$9,811,070	$119,500,505	$129,311,575

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

26                    Invesco Pennsylvania Municipal Fund

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2021 was $96,957,756 and $141,337,116, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$63,564,566

Aggregate unrealized (depreciation) of investments	(27,903,582)

Net unrealized appreciation of investments	$35,660,984

Cost of investments for tax purposes is $815,797,795.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of defaulted bonds and income on TOBs, on February 28, 2021, undistributed net investment income was increased by $128,030, undistributed net realized gain (loss) was decreased by $180,505 and shares of beneficial interest was increased by $52,475. Further, as a result of tax deferrals acquired in the reorganization of Invesco Pennsylvania Tax Free Income Fund into the Fund, undistributed net investment income was increased by $13,732, undistributed net realized gain (loss) was decreased by $4,357,146 and shares of beneficial interest was increased by $4,343,414. These reclassifications had no effect on the net assets of the Fund.

NOTE 11–Share Information

			Summary of Share Activity
	Year ended		Seven months ended		Year ended
	February 28, 2021(a)		February 29, 2020		July 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount
Sold:
Class A	4,809,805	$54,082,303	2,531,453	$28,736,146	8,440,089	$ 92,835,347
Class C	1,468,773	16,530,602	1,110,562	12,538,251	1,288,613	13,745,931
Class Y	2,993,769	33,942,311	1,272,564	14,430,706	2,576,054	27,505,316
Class R6(b)	15,031	175,001	63,861	720,330	905	10,000

Issued as reinvestment of dividends:
Class A	1,056,067	11,855,675	751,494	8,545,463	1,163,062	12,457,740
Class C	148,614	1,658,144	134,060	1,519,816	372,761	3,972,929
Class Y	179,885	2,021,395	132,257	1,505,176	188,318	2,022,099
Class R6(b)	1,028	11,420	478	5,489	-	-

Automatic conversion of Class C shares to Class A shares:
Class A	3,214,147	36,607,149	986,066	11,169,106	-	-
Class C	(3,224,708)	(36,607,149)	(989,372)	(11,169,106)	-	-

Issued in connection with acquisitions:(c)
Class A	10,930,875	118,411,672	-	-	-	-
Class C	726,971	7,851,112	-	-	-	-
Class Y	1,100,157	11,924,713	-	-	-	-
Class R6	7,821	84,676	-	-	-	-

27                    Invesco Pennsylvania Municipal Fund

			Summary of Share Activity
	Year ended		Seven months ended		Year ended
	February 28, 2021(a)		February 29, 2020		July 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount
Reacquired:
Class A	(6,932,126)	$(77,614,088)	(3,085,674)	$(34,961,212)	(5,718,182)	$(61,072,680)

Class C	(1,282,778)	(14,281,593)	(654,611)	(7,412,299)	(7,373,461)	(80,835,984)

Class Y	(1,618,441)	(18,015,741)	(628,378)	(7,116,954)	(1,143,062)	(12,150,770)

Class R6(b)	(12,403)	(141,046)	(2,525)	(28,361)	-	-

Net increase (decrease) in share activity	13,582,487	$148,496,556	1,622,235	$18,482,551	(204,903)	$(1,510,072)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 53% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Commencement date after the close of business on May 24, 2019.
(c)

After the close of business on May 15, 2020, the Fund acquired all the net assets of Invesco Pennsylvania Tax Free Income Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on February 14, 2020. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 12,765,824 shares of the Fund for 8,851,572 shares outstanding of the Target Fund as of the close of business on May 15, 2020. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, May 15, 2020. The Target Fund’s net assets as of the close of business on May 15, 2020 of $138,272,173, including $1,207,531 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $663,848,942 and $802,121,115 immediately after the acquisition.

The pro forma results of operations for the six months ended August 31, 2020 assuming the reorganization had been completed on March 1, 2020, the beginning of the semi-annual reporting period are as follows:

Net investment income	$26,959,675

Net realized/unrealized gains	(18,119,131)

Change in net assets resulting from operations	$8,840,544

As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since May 16, 2020.

NOTE 12–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

28                    Invesco Pennsylvania Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Pennsylvania Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Pennsylvania Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for the year ended February 28, 2021, the seven months ended February 29, 2020 and the year ended July 31, 2019, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for the year ended February 28, 2021, the seven months ended February 29, 2020 and the year ended July 31, 2019, and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For the year ended February 28, 2021, the seven months ended February 29, 2020 and the year ended July 31, 2019 for Class A, Class C and Class Y For the year ended February 28, 2021, the seven months ended February 29, 2020 and the period May 24, 2019 (commencement of operations) through July 31, 2019 for Class R6

The financial statements of Invesco Pennsylvania Municipal Fund (formerly known as Oppenheimer Rochester® Pennsylvania Municipal Fund) as of and for the year ended July 31, 2018 and the financial highlights for each of the periods ended on or prior to July 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 27, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

29                    Invesco Pennsylvania Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2020 through February 28, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning Account Value (09/01/20)	Ending Account Value (02/28/21)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,031.10	$4.48	$1,020.38	$4.46	0.89%
Class C	1,000.00	1,028.10	6.89	1,018.00	6.85	1.37
Class Y	1,000.00	1,031.40	3.27	1,021.57	3.26	0.65
Class R6	1,000.00	1,031.80	2.77	1,022.07	2.76	0.55

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2020 through February 28, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

30                    Invesco Pennsylvania Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2021:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Qualified Business Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Business Interest Income*	0.00%
U.S. Treasury Obligations*	0.00%
Tax-Exempt Dividend Income*	99.41%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

31                    Invesco Pennsylvania Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			191	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                    Invesco Pennsylvania Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	191	enaible, Inc. (artificial intelligence technology); Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	191	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	191	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	191	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization);Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	191	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2                    Invesco Pennsylvania Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			191	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	191	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	191	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			191	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	191	Elucida Oncology (nanotechnology & medical particles company);

T-3                    Invesco Pennsylvania Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board member of Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest and Andrews and Kurth	191	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	191	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	191	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	191	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4                    Invesco Pennsylvania Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

T-5                    Invesco Pennsylvania Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-6                    Invesco Pennsylvania Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7                    Invesco Pennsylvania Municipal Fund

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Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

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To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242	Invesco Distributors, Inc.	O-ROPAM-AR-1

Annual Report to Shareholders	February 28, 2021

Invesco Rochester® AMT-Free New York
Municipal Fund
Nasdaq:
A: OPNYX ∎ C: ONYCX ∎ Y: ONYYX ∎ R6: IORNX

Management’s Discussion of Fund Performance

Performance summary
For the year ended February 28, 2021, Class A shares of Invesco Rochester® AMT-Free New York Municipal Fund (the Fund), at net asset value (NAV), under-performed the Bloomberg Barclays Municipal Bond Index.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 2/29/20 to 2/28/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-0.81%
Class C Shares	-1.54
Class Y Shares	-0.57
Class R6 Shares	-0.31
Bloomberg Barclays Municipal Bond Index▼	1.06
U.S. Consumer Price Index∎	1.68
Source(s): ▼RIMES Technologies Corp.; ∎Bloomberg L.P.

Market conditions and your Fund

Once the pandemic epicenter in the US, the State of New York managed to tackle the coronavirus (COVID-19) outbreak by responding early and implementing a strict lockdown protocol. However, these measures had a negative effect on the State’s economy and finances, which is projected to last at least until FY24.1 Favorably, New York benefits from a robust and wealthy economy, adequate resources, and budget flexibility, which have helped mitigate the adverse economic impact brought by the pandemic. Moderate leverage levels allow the State to issue debt as an alternative to additional expenditure reductions.

Early in 2020, employment numbers reflected how New York suffered a larger economic impact than most other states but recent data indicates improvement in employment and the beginning of the state’s path to recovery. New York’s unemployment rate improved from 12.5% in August to 8.2% in December, while the national average went from 8.4% to 6.7% during the same period.2 Following declines in COVID-19 cases and easing of lock-down rules, the third quarter of 2020 saw big recoveries in gross domestic product (GDP) in all states, with the national GDP increasing at 33.4%. New York’s GDP increased 30.3% during the same period, with the largest increases seen in the health care, retail, food and accommodation sectors.3 Though our belief is that the State’s liability profile will likely weaken in the near term, its pension system is well-funded. Long-term challenges include a negative population trend, which may stabilize following the recent reversal of Trump’s immigration controls, and pressure from Medicaid spending.

The broad municipal bond market experienced positive returns for the seventh consecutive year in 2020, even despite the unexpected twist of the COVID-19 global pandemic that pierced the markets and forced society to navigate uncharted waters beginning in March 2020.

Investment-grade municipal bonds returned 1.06%, high-yield municipal bonds returned 1.27%, and taxable municipal bonds returned 0.43% during the year.4

The year began with an unexpected major market shift as the global spread of COVID-19 ignited macroeconomic concerns. Significant equity market sell-offs incited a flight to quality that caused a strong municipal rally in February 2020. In March, however, a flight to cash caused extreme volatility and price declines across the municipal market.

Municipal funds averaged about $10 billion per week in outflows during March.5 Total fund outflows were $21 billion for the first quarter of 2020, with the majority in the high-yield segment.5 High-yield municipal funds generally hold anywhere from 30% to 60% of their portfolios in investment-grade securities. As a result, funds had been selling both high-yield and investment-grade securities into a distressed market to meet shareholder redemptions. This led to price declines across the municipal universe.

Continued uncertainty regarding COVID-19 and its economic effects caused other major dislocations in the marketplace, including US Treasuries. Near the end of March, 10-year AAA-rated† municipals traded at yields that were roughly 370% of the yield on comparable maturity US Treasuries – well above the historical norm of approximately 90%.6

The Coronavirus Aid, Relief, and Economic Security Act (CARES Act), enacted at the end of March, gave the US Federal Reserve (the Fed) the ability to invest in programs or facilities established by the Fed which included the Municipal Liquidity Facility (MLF). The CARES Act also provided $150 billion for state and local governments and established the Disaster Relief Fund.

The Fed cut the federal funds rate twice in 2020 during unscheduled emergency meetings in March in response to COVID-19, consisting of half a percentage and whole percentage point leaving the target range 0.00% to 0.25%.7

Investors continued to sell municipal bonds in April amid disruption from the COVID-19 pandemic. However, May and June saw municipal market performance improve despite ongoing market turmoil. As April began, many states maintained quarantines with indeterminate timelines for closures of non-essential businesses.

Throughout the summer months, the municipal market began to rebound with gains that erased the earlier 2020 losses. The municipal market continued to benefit from federal support from the MLF which enabled two issuers per state, city, or county to use proceeds from the sale of notes to service their debt payments. While only two issuers accessed the MLF, the State of Illinois and the Metropolitan Transportation Authority, the availability of the program provided a psychological safety net for the market.

As the COVID-19 pandemic continued into fall and winter, most states saw cases rise amid colder weather and holiday gatherings, which led to renewed restrictions on non-essential businesses and had a negative effect on the economy. Attention moved to the US Presidential election and medical advancements toward a vaccine.

We believe the election of Joe Biden and Kamala Harris, aligned with a Democrat-controlled Congress, could benefit municipal bonds given their stated support for numerous initiatives, including a larger stimulus bill and an infrastructure package, as well as health care and tax reform.

A highly demanded second stimulus package was signed at the end of 2020. The $900 billion Omnibus Spending and COVID Relief Deal included funding for small businesses, the unemployed, and health care workers.

In December, several pharmaceutical companies reported long-awaited breakthroughs and a vaccine with 95% effectiveness was approved for widespread distribution, significantly improving both investor and public sentiment.

New municipal issuance totaled $465 billion for the year, up 3% from the previous year’s $449 billion. Taxable municipals played a significant role in this increase in 2020, having 43% of new issuance.8 This can be attributed to recent changes in tax laws. Municipalities are no longer able to refinance existing debt with new tax-exempt debt, thus causing an uptrend in taxable municipal issuance.

Municipal credits have a long history of low default rates as many provide essential services to all Americans. Most municipal issuers were in strong financial shape heading into the COVID-19 pandemic. Despite speculation, a flurry of downgrades has not yet occurred, mainly because most issuers have a rainy-day fund or cash on hand for difficult times. Though there could be small, isolated pockets of defaults in the future, we believe the vast

2                    Invesco Rochester® AMT-Free New York Municipal Fund

majority of municipal bonds will stay current on principal and interest, as history has shown.

At the close of the year, the House passed the $1.9 trillion American Rescue Plan Act of 2021. Subsequent to year end, on March 11, 2021, this bill was signed into law. The US Food and Drug Administration issued an emergency use authorization for a third vaccine. February 2021 also brought $34 billion in municipal bond supply, higher than the average supply for the last five years for the month.

During the year, security selection in non-rated bonds contributed to the Fund’s performance relative to its style-specific benchmark. The Fund’s preference for revenue bonds over general obligation bonds also benefited its relative performance. At the sector level, security selection in the special tax and transportation sectors contributed to the Fund’s relative performance.

Security selection in and underweight allocation to the water and sewer sector detracted from the Fund’s performance relative to the style-specific benchmark during the fiscal year. Security selection in BBB-rated† bonds detracted from the Fund’s performance relative to its style-specific benchmark over the year.

During the year, leverage contributed to the Fund’s performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Thank you for investing in Invesco Rochester® AMT-Free New York Municipal Fund and sharing our long-term investment horizon.

1 Source: Boston Consulting Group

2 Source: New York Department of Labor

3 Source: US Bureau of Economic Analysis

4 Source: Bloomberg Barclays

5 Source: Strategic Insight

6 Source: US Department of the Treasury

7 Source: US Federal Reserve

8 Source: The Bond Buyer

† A credit rating is an assessment provided by a NRSRO of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

Portfolio manager(s):

Michael Camarella

Scott Cottier

Mark DeMitry

Tim O’Reilly

Mark Paris

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3                    Invesco Rochester® AMT-Free New York Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/11

1 Source: RIMES Technologies Corp.

2 Source: Bloomberg L.P.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                    Invesco Rochester® AMT-Free New York Municipal Fund

Average Annual Total Returns
As of 2/28/21, including maximum applicable sales charges

Class A Shares
Inception (8/16/84)	6.27%
10 Years	5.54
5 Years	4.03
1 Year	-5.02

Class C Shares
Inception (8/29/95)	4.78%
10 Years	5.35
5 Years	4.14
1 Year	-2.50

Class Y Shares
Inception (1/31/11)	6.31%
10 Years	6.25
5 Years	5.17
1 Year	-0.57

Class R6 Shares
10 Years	6.07%
5 Years	5.08
1 Year	-0.31

Effective May 24, 2019, Class A, Class C and Class Y shares of the Oppenheimer Rochester AMT-Free New York Municipal Fund, (the predecessor fund), were reorganized into Class A, Class C and Class Y shares, respectively, of the Invesco Oppenheimer Rochester® AMT-Free New York Municipal Fund. The Fund was subsequently renamed the Invesco Rochester® AMT-Free New York Municipal Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C and Class Y shares are those for Class A, Class C and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC)

for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5                    Invesco Rochester® AMT-Free New York Municipal Fund

Supplemental Information

Invesco Rochester® AMT-Free New York Municipal Fund’s investment objective is to seek tax-free income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Barclays Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.
∎	The U.S. Consumer Price index is a measure of change in consumer prices as determined by the US Bureau of Labor Statistics.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6                    Invesco Rochester® AMT-Free New York Municipal Fund

Fund Information

Portfolio Composition

By credit sector		% of total investments
Revenue Bonds		93.6%
General Obligation Bonds		4.1
Pre-Refunded Bonds		2.3

Top Five Debt Holdings

		% of total net assets
1.	Hudson Yards Infrastructure Corp., Series 2018-XF0677, Ctfs.	3.4%
2.	New York Liberty Development Corp. (Goldman Sachs Headquarters), Series 2005, Ref. RB	2.5
3.	MTA Hudson Rail Yards Trust Obligations, Series 2016 A, RB	2.1
4.	Utility Debt Securitization Authority, Series 2017, RB	2.1
5.	Metropolitan Transportation Authority (Green Bonds), Series 2016 A1, RB	2.0
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security. Data presented here are as of February 28, 2021.

7                    Invesco Rochester® AMT-Free New York Municipal Fund

Schedule of Investments

February 28, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–100.83%
New York–92.25%
Albany (County of), NY Industrial Development Agency (Sage Colleges); Series 1999 A, RB	5.30%	04/01/2029	$3,335	$3,159,446
Albany Capital Resource Corp. (College Saint Rose (The));
Series 2011 A, RB	5.38%	07/01/2026	500	503,625
Series 2011 A, RB	5.63%	07/01/2031	500	503,285
Series 2011 A, RB	5.88%	07/01/2041	1,000	1,006,220
Albany Capital Resource Corp. (Empire Commons Student Housing);
Series 2016 A, Ref. RB	5.00%	05/01/2027	200	230,354
Series 2016 A, Ref. RB	5.00%	05/01/2032	200	225,626
Amherst Development Corp. (Daemen College); Series 2018, Ref. RB	5.00%	10/01/2024	570	622,799
Brookhaven (Town of), NY Industrial Development Agency (Dowling College Civic Facility); Series 2002, RB(a)(b)	6.75%	11/01/2032	8,755	88
Brookhaven Local Development Corp. (Jefferson’s Ferry);
Series 2016, Ref. RB	5.25%	11/01/2036	215	247,263
Series 2020 B, RB	4.00%	11/01/2055	1,250	1,308,012
Brooklyn Arena Local Development Corp. (Barclays Center); Series 2016 A, Ref. RB	5.00%	07/15/2042	4,000	4,603,920
Buffalo & Erie County Industrial Land Development Corp. (Buffalo State College Foundation Housing Corp.);
Series 2011, RB(c)(d)	5.38%	04/01/2021	270	271,145
Series 2011, RB(c)(d)	6.00%	04/01/2021	130	130,615
Buffalo & Erie County Industrial Land Development Corp. (Charter School for Applied Technology);
Series 2017 A, Ref. RB	5.00%	06/01/2035	160	176,158
Buffalo & Erie County Industrial Land Development Corp. (Medaille College);
Series 2013, Ref. RB	5.00%	04/01/2022	185	187,958
Series 2013, Ref. RB	5.25%	04/01/2035	4,555	4,726,951
Series 2018, Ref. RB(e)	5.00%	10/01/2038	1,200	1,304,748
Build NYC Resource Corp. (Children’s Aid Society (The)); Series 2019, RB	4.00%	07/01/2044	450	505,188
Build NYC Resource Corp. (Consortium for Worker Education, Inc.); Series 2020, RB(e)	5.00%	12/01/2049	1,360	1,437,846
Build NYC Resource Corp. (Manhattan College);
Series 2017, Ref. RB	5.00%	08/01/2032	170	201,399
Series 2017, Ref. RB	5.00%	08/01/2036	290	339,773
Series 2017, Ref. RB	5.00%	08/01/2047	600	688,692
Build NYC Resource Corp. (New Dawn Charter Schools);
Series 2019, RB(e)	5.63%	02/01/2039	190	206,023
Series 2019, RB(e)	5.75%	02/01/2049	230	247,892
Build NYC Resource Corp. (New York Law School); Series 2016, Ref. RB	5.00%	07/01/2041	650	706,557
Build NYC Resource Corp. (Special Needs Facilities Pooled Program);
Series 2013 A-1, RB	5.25%	07/01/2023	710	707,181
Series 2013 A-1, RB	5.38%	07/01/2028	1,490	1,449,025
Series 2013 A-1, RB	5.75%	07/01/2033	790	776,262
Bushnell’s Basin Fire Association, Inc.; Series 2005 B, RB	5.75%	11/01/2030	225	222,032
Canandaigua & Bristol (Towns of), NY;
Series 2007, GO Bonds	5.00%	12/15/2027	25	25,206
Series 2007, GO Bonds	5.00%	12/15/2028	30	30,237
Series 2007, GO Bonds	5.00%	12/15/2029	30	30,226
Series 2007, GO Bonds	5.00%	12/15/2030	30	30,219
Series 2007, GO Bonds	5.00%	12/15/2031	35	35,249
Series 2007, GO Bonds	5.00%	12/15/2032	35	35,242
Series 2007, GO Bonds	5.00%	12/15/2033	35	35,236
Series 2007, GO Bonds	5.00%	12/15/2034	40	40,269
Series 2007, GO Bonds	5.00%	12/15/2035	40	40,268
Series 2007, GO Bonds	5.00%	12/15/2036	45	45,299
Series 2007, GO Bonds	5.00%	12/15/2037	45	45,296
Series 2007, GO Bonds	5.00%	12/15/2038	50	50,323
Series 2007, GO Bonds	5.00%	12/15/2039	50	50,320
Series 2007, GO Bonds	5.00%	12/15/2040	55	55,346
Series 2007, GO Bonds .	5.00%	12/15/2041	55	55,339

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                    Invesco Rochester® AMT-Free New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Series 2007, GO Bonds	5.00%	12/15/2042	$60	$60,362
Cattaraugus (County of), NY (St. Bonaventure University);
Series 2014, RB	5.00%	05/01/2034	100	107,959
Series 2014, RB	5.00%	05/01/2039	100	107,091
Deerfield (Town of), NY;
Series 2006, GO Bonds	5.50%	06/15/2021	15	15,179
Series 2006, GO Bonds	5.50%	06/15/2022	15	15,160
Series 2006, GO Bonds	5.50%	06/15/2023	15	15,152
Series 2006, GO Bonds	5.50%	06/15/2024	15	15,148
Series 2006, GO Bonds	5.50%	06/15/2025	20	20,182
Series 2006, GO Bonds	5.60%	06/15/2026	20	20,170
Series 2006, GO Bonds	5.60%	06/15/2027	20	20,164
Series 2006, GO Bonds	5.60%	06/15/2028	20	20,155
Series 2006, GO Bonds	5.60%	06/15/2029	25	25,188
Series 2006, GO Bonds	5.60%	06/15/2030	25	25,184
Series 2006, GO Bonds	5.60%	06/15/2031	25	25,184
Series 2006, GO Bonds	5.60%	06/15/2032	25	25,183
Series 2006, GO Bonds	5.60%	06/15/2033	30	30,212
Series 2006, GO Bonds	5.60%	06/15/2034	30	30,212
Series 2006, GO Bonds	5.60%	06/15/2035	30	30,209
Series 2006, GO Bonds	5.60%	06/15/2036	35	35,242
Dutchess County Local Development Corp. (Anderson Center Services, Inc.); Series 2010, RB	6.00%	10/01/2030	405	405,701
Dutchess County Local Development Corp. (Health Quest Systems, Inc.);
Series 2016 B, RB	5.00%	07/01/2046	12,200	13,668,514
Series 2019 B, Ref. RB	4.00%	07/01/2044	120	135,007
Dutchess County Local Development Corp. (Nuvance Health); Series 2019 B, Ref. RB	4.00%	07/01/2049	300	335,727
Dutchess County Local Development Corp. (Vassar College);
Series 2017, Ref. RB	5.00%	07/01/2034	160	191,677
Series 2017, Ref. RB	5.00%	07/01/2036	160	190,722
Series 2017, Ref. RB	5.00%	07/01/2037	235	279,392
Series 2017, Ref. RB	5.00%	07/01/2042	500	588,060
Erie County Industrial Development Agency (The) (School District Buffalo);
Series 2011 A, RB	5.25%	05/01/2030	265	267,139
Series 2011 A, RB	5.25%	05/01/2031	225	226,811
Series 2011 A, RB	5.25%	05/01/2032	135	136,084
Erie Tobacco Asset Securitization Corp.;
Series 2005 A, RB	5.00%	06/01/2031	75	75,071
Series 2005 A, RB	5.00%	06/01/2038	5,000	5,004,900
Series 2005 D, RB(f)	0.00%	06/01/2055	74,000	6,739,920
Glen Cove Local Economic Assistance Corp. (Garvies Point Public Improvement); Series 2016 B, RB(f)	0.00%	01/01/2045	18,750	7,382,062
Glen Cove Local Economic Assistance Corp. (Tiegerman School); Series 2018 A, RB (Acquired 06/26/2018; Cost $965,000)(e)(g)	5.50%	07/01/2044	965	969,198
Guilderland (Town of), NY Industrial Development Agency; Series 2017 A, RB(a)(e)	5.88%	01/01/2052	5,000	3,750,000
Hempstead Town Local Development Corp. (Evergreen Charter School); Series 2019, Ref. RB(e)	6.80%	12/01/2044	1,640	1,899,104
Hempstead Town Local Development Corp. (Molloy College);
Series 2014, RB	5.00%	07/01/2029	300	331,854
Series 2014, RB	5.00%	07/01/2034	300	328,050
Series 2014, RB	5.00%	07/01/2039	250	271,245
Series 2014, RB	5.00%	07/01/2044	200	215,618
Series 2017, Ref. RB	5.00%	07/01/2029	100	118,693
Series 2017, Ref. RB	5.00%	07/01/2030	80	94,338
Series 2017, Ref. RB	5.00%	07/01/2031	75	88,059
Series 2017, Ref. RB	5.00%	07/01/2032	135	157,918
Series 2017, Ref. RB	5.00%	07/01/2035	135	156,709
Series 2017, Ref. RB	5.00%	07/01/2036	110	127,547
Series 2017, Ref. RB	5.00%	07/01/2038	80	92,216
Hudson Yards Infrastructure Corp.;
Series 2017 A, Ref. RB(h)	5.00%	02/15/2045	5,000	5,817,750
Series 2018-XF0677, Ctfs.(h)	5.00%	02/15/2042	25,765	30,146,081

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                    Invesco Rochester® AMT-Free New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Huntington Local Development Corp.; Series 2016, RB(e)	6.50%	12/01/2046	$2,220	$2,165,699
Long Island (City of), NY Power Authority;
Series 2014 A, Ref. RB	5.00%	09/01/2039	1,185	1,340,934
Series 2014 A, Ref. RB	5.00%	09/01/2044	2,970	3,335,815
Series 2016 B, Ref. RB	5.00%	09/01/2036	1,250	1,488,325
Series 2016, Ref. RB	5.00%	09/01/2035	2,500	2,982,475
Series 2016, Ref. RB	5.00%	09/01/2041	1,680	1,980,804
Series 2017, RB	5.00%	09/01/2042	4,000	4,820,560
Series 2018, RB	5.00%	09/01/2034	5,000	6,250,750
Series 2018, RB	5.00%	09/01/2039	1,000	1,233,170
Metropolitan Transportation Authority;
Series 2012 D, Ref. RB	5.00%	11/15/2032	350	371,364
Series 2012 H, RB(c)(d)	5.00%	11/15/2022	215	232,572
Series 2012 H, RB	5.00%	11/15/2033	185	196,261
Series 2014 B, RB	5.25%	11/15/2039	900	990,576
Series 2014 B, RB	5.00%	11/15/2044	2,000	2,179,340
Series 2016 B, Ref. RB	5.00%	11/15/2037	7,000	8,082,900
Series 2016 C-1, RB	5.25%	11/15/2056	2,000	2,321,460
Series 2016, Ref. RB	5.00%	11/15/2035	2,000	2,312,240
Metropolitan Transportation Authority (Green Bonds);
Series 2016 A1, RB	5.25%	11/15/2056	15,475	17,756,479
Series 2017, RB	5.25%	11/15/2057	10,000	12,140,800
Subseries 2017 A-1, RB	5.25%	11/15/2057	2,565	2,959,907
Monroe County Industrial Development Corp. (Monroe Community College);
Series 2014, Ref. RB (INS - AGM)(i)	5.00%	01/15/2028	350	388,052
Series 2014, Ref. RB (INS - AGM)(i)	5.00%	01/15/2029	500	554,055
Series 2014, Ref. RB (INS - AGM)(i)	5.00%	01/15/2038	150	163,901
Monroe County Industrial Development Corp. (Nazareth College of Rochester);
Series 2011, RB(c)(d)	5.00%	10/01/2021	150	154,167
Series 2011, RB(c)(d)	5.25%	10/01/2021	75	77,192
Monroe County Industrial Development Corp. (Rochester General Hospital (The));
Series 2013 A, Ref. RB	5.00%	12/01/2032	1,450	1,538,595
Series 2017, RB	5.00%	12/01/2036	1,400	1,640,170
Series 2017, RB	5.00%	12/01/2046	3,200	3,667,040
Monroe County Industrial Development Corp. (Rochester Regional Health); Series 2020, Ref. RB	4.00%	12/01/2046	1,000	1,122,050
Monroe County Industrial Development Corp. (St. Ann’s Community); Series 2019, Ref. RB	5.00%	01/01/2050	3,000	3,261,720
Monroe County Industrial Development Corp. (St. John Fisher College);
Series 2011, RB	5.63%	06/01/2026	150	151,715
Series 2011, RB	6.00%	06/01/2034	250	252,558
Series 2014 A, RB	5.00%	06/01/2029	100	111,032
Series 2014 A, RB	5.50%	06/01/2034	180	200,813
Series 2014 A, RB	5.00%	06/01/2044	285	309,727
Monroe County Industrial Development Corp. (University of Rochester); Series 2020 A, RB	4.00%	07/01/2050	5,200	5,875,740
Montgomery County Capital Resource Corp.;
Series 2020 A-1, RB	4.95%	07/01/2030	1,080	1,022,890
Series 2020 A-2, RB	5.40%	07/01/2050	6,865	6,356,921
Series 2020 B, Ref. RB	5.38%	07/01/2025	385	381,011
MTA Hudson Rail Yards Trust Obligations;
Series 2016 A, RB	5.00%	11/15/2051	1,000	1,026,570
Series 2016 A, RB	5.00%	11/15/2056	17,000	18,469,480
Nassau (County of), NY;
Series 2018 B, GO Bonds (INS - AGM)(i)	5.00%	07/01/2040	1,060	1,296,412
Series 2018 B, GO Bonds (INS - AGM)(i)	5.00%	07/01/2045	1,490	1,804,360
Series 2018 B, GO Bonds (INS - AGM)(i)	5.00%	07/01/2049	2,235	2,697,958
Nassau (County of), NY Industrial Development Agency; Series 2003 A-C, RB	7.00%	09/01/2028	1,110	1,110,133
Nassau (County of), NY Industrial Development Agency (Amsterdam at Harborside);
Series 2014 A, RB (Acquired 11/14/2014; Cost $ 1,645)(g)	6.50%	01/01/2032	135	74,250
Series 2014 A, RB (Acquired 11/19/2014-10/16/2018; Cost $3,198,345)(g)	6.70%	01/01/2049	3,307	1,819,125
Series 2014 C, RB (Acquired 11/18/2014-11/26/2014; Cost $0)(a)(g)	2.00%	01/01/2049	1,221	122,056

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                    Invesco Rochester® AMT-Free New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Nassau County Local Economic Assistance Corp. (Hispanic Counseling Center, Inc.); Series 2018 A2, Ref. RB	5.20%	12/01/2037	$290	$270,608
Nassau County Local Economic Assistance Corp. (South Nassau Communities Hospital); Series 2012, Ref. RB	5.00%	07/01/2031	2,000	2,084,460
Nassau County Tobacco Settlement Corp.;
Series 2006 A-2, RB	5.25%	06/01/2026	3,240	3,321,032
Series 2006 D, RB(f)	0.00%	06/01/2060	60,000	3,770,400
New Rochelle (City of), NY (70 Nardozzi/City DPW); Series 2018 A-2, RB	5.13%	08/01/2050	3,095	2,850,650
New Rochelle (City of), NY (Iona College);
Series 2015 A, Ref. RB	5.00%	07/01/2032	350	389,956
Series 2015 A, Ref. RB	5.00%	07/01/2033	565	627,048
Series 2015 A, Ref. RB	5.00%	07/01/2034	450	498,447
Series 2015 A, Ref. RB	5.00%	07/01/2040	200	219,230
Series 2015 A, Ref. RB	5.00%	07/01/2045	225	244,928
New York & New Jersey (States of) Port Authority;
Series 2011, RB(c)(d)	5.25%	03/08/2021	5,000	5,004,250
Series 2017, Ref. RB	5.00%	10/15/2047	6,000	7,080,120
Series 2019 217, RB	4.00%	11/01/2049	10,240	11,627,725
Series 2021, Ref. RB	4.00%	07/15/2046	5,900	6,785,708
Two Hundred Fifth Series 2017, Ref. RB(h)	5.25%	11/15/2057	11,300	13,618,421
New York (City of), NY;
Series 1993 F, GO Bonds	6.00%	05/15/2022	45	45,196
Series 1997 C, GO Bonds	5.50%	11/15/2037	15	15,060
Series 2019 A-1, GO Bonds	4.00%	08/01/2044	5,000	5,568,900
Series 2019 B-1, GO Bonds	4.00%	10/01/2040	2,600	2,932,618
Series 2019 B-1, GO Bonds	5.00%	10/01/2043	5,000	6,110,700
Series 2020 D-1, GO Bonds	5.00%	03/01/2038	1,400	1,750,406
Series 2020 FF, Ref. RB	4.00%	06/15/2041	950	1,105,353
Series 2020, GG-1, RB	4.00%	06/15/2050	1,500	1,719,630
New York (City of), NY Industrial Development Agency (Queens Baseball Stadium); Series 2009, RB(c)(d)	6.50%	03/15/2021	2,000	2,004,440
New York (City of), NY Industrial Development Agency (Yankee Stadium);
Series 2020, Ref. RB	4.00%	03/01/2045	1,300	1,459,575
Series 2020, Ref. RB (INS - AGM)(i)	4.00%	03/01/2045	800	910,504
New York (City of), NY Municipal Water Finance Authority; Series 2019 CC-1, RB	4.00%	06/15/2049	1,050	1,197,304
New York (City of), NY Transitional Finance Authority;
Series 2011 S-1, RB	5.25%	07/15/2037	5,500	5,596,470
Series 2020 D, RB	4.00%	11/01/2042	10,000	11,370,800
Series 2020, RB	4.00%	05/01/2043	10,000	11,356,400
Series 2021 E-1, RB	4.00%	02/01/2043	1,000	1,139,500
Series 2021 E-1, RB	4.00%	02/01/2046	4,745	5,370,296
New York (City of), NY Trust for Cultural Resources (Wildlife Conservation Society); Series 2013 A, RB(c)(d)	5.00%	08/01/2023	1,000	1,114,760
New York (City of), NY Water & Sewer System; Series 2021 CC-1, RB	4.00%	06/15/2051	12,000	13,815,720
New York (County of), NY Tobacco Trust V; Series 2005 S-3, RB(f)	0.00%	06/01/2055	84,200	7,771,660
New York (County of), NY Tobacco Trust VI; Subseries 2016 A-1, Ref. RB	5.75%	06/01/2043	2,085	2,622,659
New York (State of) Dormitory Authority; Series 2015 A-1, Ref. RB(e)	4.80%	12/01/2023	1,550	1,544,854
New York (State of) Dormitory Authority (Alliance Long Island AGYS, Inc.);
Series 2015 A2, Ref. RB(e)	5.35%	12/01/2035	5,985	5,829,570
Series 2015 B1, Ref. RB(e)	6.18%	12/01/2031	1,905	1,867,510
Series 2012 A, RB(c)(d)	5.00%	07/01/2022	440	467,928
New York (State of) Dormitory Authority (Catholic Health System Obligated Group);
Series 2012 A, RB	4.75%	07/01/2039	1,250	1,291,325
Series 2012 B, RB	5.00%	07/01/2032	125	130,723
Series 2012 B, RB	4.75%	07/01/2039	300	309,918
New York (State of) Dormitory Authority (Cornell University) (Green Bonds); Series 2019, RB	5.00%	07/01/2035	2,255	3,237,233
New York (State of) Dormitory Authority (Culinary Institute of America); Series 2012, RB	5.00%	07/01/2034	50	51,772

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                    Invesco Rochester® AMT-Free New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Dormitory Authority (Fashion Institute of Technology Student Housing Corp.);
Series 2007, RB (INS - NATL)(i)	5.25%	07/01/2027	$6,425	$7,295,009
Series 2007, RB (INS - NATL)(i)	5.25%	07/01/2028	3,765	4,306,746
New York (State of) Dormitory Authority (Fordham University);
Series 2014, RB	5.00%	07/01/2030	100	112,111
Series 2016 A, Ref. RB	5.00%	07/01/2041	765	901,308
Series 2020, RB	4.00%	07/01/2046	2,000	2,243,720
New York (State of) Dormitory Authority (Iona College); Series 2012 A, RB	5.00%	07/01/2032	250	260,433
New York (State of) Dormitory Authority (Long Island University); Series 2012, RB	5.00%	09/01/2025	3,200	3,353,760
New York (State of) Dormitory Authority (Montefiore Obligated Group);
Series 2018 A, Ref. RB	5.00%	08/01/2034	415	499,693
Series 2018 A, Ref. RB	5.00%	08/01/2035	480	576,442
Series 2020 A, Ref. RB	4.00%	09/01/2050	700	777,273
New York (State of) Dormitory Authority (New School (The)); Series 2016 A, Ref. RB	5.00%	07/01/2046	6,650	7,581,997
New York (State of) Dormitory Authority (New York University);
Series 2015 A, Ref. RB	5.00%	07/01/2045	1,110	1,288,066
Series 2016, Ref. RB	5.00%	07/01/2035	5,000	6,028,150
Series 2019 A, RB	5.00%	07/01/2042	740	917,785
Series 2019 A, RB	5.00%	07/01/2049	4,460	5,484,596
New York (State of) Dormitory Authority (North Shore - Long Island Jewish Obligated Group); Series 2009, RB	5.00%	05/01/2039	1,000	1,041,660
New York (State of) Dormitory Authority (NYU Hospitals Center); Series 2014, Ref. RB	5.00%	07/01/2028	645	724,677
New York (State of) Dormitory Authority (Orange Regional Medical Center);
Series 2017, Ref. RB(e)	5.00%	12/01/2029	600	707,514
Series 2017, Ref. RB(e)	5.00%	12/01/2030	400	468,800
Series 2017, Ref. RB(e)	5.00%	12/01/2032	300	347,913
Series 2017, Ref. RB(e)	5.00%	12/01/2033	300	346,248
Series 2017, Ref. RB(e)	5.00%	12/01/2035	300	343,497
Series 2017, Ref. RB(e)	5.00%	12/01/2036	200	227,998
Series 2017, Ref. RB(e)	5.00%	12/01/2037	200	227,098
New York (State of) Dormitory Authority (Ozanam Hall of Queens Nursing Home, Inc.); Series 2006, RB (LOC - Allied Irish Banks PLC)(j)	5.00%	11/01/2026	325	329,469
New York (State of) Dormitory Authority (Pratt Institute); Series 2016, Ref. RB	5.00%	07/01/2046	500	584,610
New York (State of) Dormitory Authority (Rochester Institute of Technology);
Series 2019 A, RB	4.00%	07/01/2044	830	931,791
Series 2019 A, RB	5.00%	07/01/2049	800	972,824
New York (State of) Dormitory Authority (Rockefeller University); Series 2019 C, Ref. RB	4.00%	07/01/2049	3,150	3,604,387
New York (State of) Dormitory Authority (Rockefeller University) (Green Bonds); Series 2019 B, RB	5.00%	07/01/2050	1,800	2,216,412
New York (State of) Dormitory Authority (St. John’s University);
Series 2012 A, RB(c)(d)	5.00%	07/01/2022	250	266,040
Series 2012, RB(c)(d)	5.00%	07/01/2022	5	5,321
Series 2012, RB	5.00%	07/01/2030	1,015	1,064,167
Series 2015 A, Ref. RB	5.00%	07/01/2034	100	115,124
New York (State of) Dormitory Authority (State University Dormitory Facilities);
Series 2015 B, Ref. RB	5.00%	07/01/2030	1,350	1,550,542
Series 2015 B, Ref. RB	5.00%	07/01/2032	1,400	1,603,532
Series 2015 B, Ref. RB	5.00%	07/01/2033	1,750	2,000,460
Series 2015 B, Ref. RB	5.00%	07/01/2040	1,750	1,985,515
New York (State of) Dormitory Authority (State University Educational Facilities); Series 2012, RB	5.00%	05/15/2030	1,000	1,056,180
New York (State of) Dormitory Authority (State University of New York); Series 2019 A, RB	4.00%	07/01/2049	850	954,643
New York (State of) Dormitory Authority (The New School);
Series 2011, Ref. RB	5.00%	07/01/2031	1,000	1,011,870
Series 2015 A, Ref. RB	5.00%	07/01/2040	400	456,400
Series 2016 A, Ref. RB	5.00%	07/01/2035	1,855	2,159,888
Series 2016 A, Ref. RB	5.00%	07/01/2036	1,915	2,224,024
Series 2016 A, Ref. RB	5.00%	07/01/2037	1,265	1,465,578
Series 2016 A, Ref. RB	5.00%	07/01/2041	595	683,982

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                    Invesco Rochester® AMT-Free New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Dormitory Authority (United Cerebral Palsy Association);
Series 2017 A, RB(e)	5.50%	12/01/2047	$3,030	$ 2,739,241
Series 2017 A2, RB(e)	5.38%	09/01/2050	4,800	4,551,600
Series 2017 A2, Ref. RB (Acquired 10/25/2017; Cost $1,425,000)(e)(g)	5.38%	10/01/2042	1,425	1,371,106
New York (State of) Dormitory Authority (Yeshiva University);
Series 2009, RB	5.00%	09/01/2038	4,330	4,333,551
Series 2011 A, RB	5.00%	11/01/2031	1,110	1,121,366
New York (State of) Power Authority; Series 2002 A, Ref. RB	4.00%	11/15/2055	3,300	3,767,346
New York (State of) Thruway Authority;
Series 2018 L, Ref. RB	5.00%	01/01/2033	190	234,821
Series 2018 L, Ref. RB	5.00%	01/01/2034	340	418,520
Series 2018 L, Ref. RB	5.00%	01/01/2035	385	472,264
Series 2019 B, RB	4.00%	01/01/2045	10,000	11,257,200
Series 2019 B, RB	4.00%	01/01/2050	12,000	13,458,000
New York City (City of), NY Industrial Development Agency (Comprehensive Care Management);
Series 2005 C-2, RB	6.00%	05/01/2026	95	90,228
Series 2005 E-2, RB	6.13%	11/01/2035	275	240,133
New York City (City of), NY Industrial Development Agency (The Child School); Series 2003, RB	7.55%	06/01/2033	3,725	3,754,874
New York City (City of), NY Industrial Development Agency (United Jewish Appeal); Series 2004, RB	5.00%	07/01/2034	4,600	4,778,388
New York City (City of), NY Industrial Development Agency (Yankee Stadium); Series 2006, RB (CPI Rate + 0.84%), (INS - FGIC)(i)(k)	2.24%	03/01/2022	1,200	1,216,440
New York City (City of), NY Transitional Finance Authority;
Series 2015 S, RB	5.00%	07/15/2034	1,395	1,608,058
Series 2017 C, Ref. RB	5.00%	11/01/2030	920	1,130,395
Series 2017 C, Ref. RB	5.00%	11/01/2032	1,470	1,799,927
Series 2019 S1B, RB	4.00%	07/15/2041	5,800	6,589,032
Series 2019 S1B, RB	4.00%	07/15/2042	5,620	6,365,043
Series 2020 C-1, RB	4.00%	05/01/2038	600	692,436
Series 2020 C-1, RB	4.00%	05/01/2039	520	597,776
New York City (City of), NY Trust for Cultural Resources (Juilliard School (The));
Series 2018 A, Ref. RB	5.00%	01/01/2033	290	366,183
Series 2018 A, Ref. RB	5.00%	01/01/2034	300	376,845
Series 2018 A, Ref. RB	5.00%	01/01/2037	400	494,916
Series 2018 A, Ref. RB	5.00%	01/01/2038	300	369,660
Series 2018 A, Ref. RB	4.00%	01/01/2039	1,100	1,253,901
New York City Health and Hospitals Corp.; Series 2021 A, Ref. RB	4.00%	02/15/2045	500	570,645
New York City Housing Development Corp.; Series 1999 E, RB	6.25%	05/01/2036	5	5,016
New York City Transitional Finance Authority;
Series 2020 C-1, RB	4.00%	05/01/2036	300	349,878
Series 2020 C-1, RB	4.00%	05/01/2037	550	637,857
Series 2020 C-1, RB	4.00%	05/01/2040	8,535	9,786,743
Series 2020 C-1, RB	4.00%	05/01/2045	3,375	3,813,345
New York Counties Tobacco Trust I; Series 2000 A, RB	6.50%	06/01/2035	1,315	1,316,223
New York Counties Tobacco Trust II;
Series 2001, RB	5.63%	06/01/2035	1,670	1,676,630
Series 2001, RB	5.75%	06/01/2043	15	15,022
New York Counties Tobacco Trust III; Series 2003, RB	6.00%	06/01/2043	190	190,327
New York Counties Tobacco Trust IV; Series 2005 A, RB	5.00%	06/01/2038	850	861,058
New York Counties Tobacco Trust V; Series 2005 S4B, RB(e)(f)	0.00%	06/01/2060	155,400	6,663,552
New York Counties Tobacco Trust VI;
Series 2016 A, Ref. RB	5.63%	06/01/2035	14,260	15,436,307
Series 2016 A, Ref. RB	6.00%	06/01/2043	2,605	2,933,464
Series 2016 A2, Ref. RB	5.00%	06/01/2051	1,125	1,185,322
New York Liberty Development Corp. (3 World Trade Center); Series 2014, Class 1, Ref. RB(e)	5.00%	11/15/2044	11,000	11,966,350
New York Liberty Development Corp. (4 World Trade Center);
Series 2011, Ref. RB	5.00%	11/15/2031	2,000	2,059,300
Series 2011, Ref. RB	5.75%	11/15/2051	10,000	10,351,100

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                    Invesco Rochester® AMT-Free New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York Liberty Development Corp. (Goldman Sachs Headquarters);
Series 2005, Ref. RB	5.25%	10/01/2035	$15,580	$21,832,098
Series 2007, RB	5.50%	10/01/2037	5,025	7,356,801
New York Power Authority; Series 2020 A, Ref. RB	4.00%	11/15/2050	3,750	4,317,562
New York State Dormitory Authority;
Series 2016 A, Ref. RB	5.00%	07/01/2036	1,000	1,180,380
Series 2019 A, RB	4.00%	07/01/2045	1,400	1,604,302
New York State Urban Development Corp.;
Series 2020 A, RB	4.00%	03/15/2045	4,000	4,546,960
Series 2020 A, RB	4.00%	03/15/2049	5,000	5,660,650
New York Transportation Development Corp. (Terminal 4 JFK International Airport); Series 2020, Ref. RB	5.00%	12/01/2037	1,500	1,848,405
Series 2012 A, RB(c)(d)	5.00%	05/01/2022	250	262,378
Oneida County Local Development Corp. (Mohawk Valley Health System);
Series 2019, Ref. RB (INS - AGM)(i)	4.00%	12/01/2038	180	203,463
Series 2019, Ref. RB (INS - AGM)(i)	4.00%	12/01/2049	580	641,271
Onondaga (County of), NY Industrial Development Agency (Salina Free Library); Series 2002 A, RB	5.50%	12/01/2022	55	55,197
Onondaga (County of), NY Trust for Cultural Resources (Abby Lane Housing Corp.);
Series 2017, Ref. RB	5.00%	05/01/2033	280	320,438
Series 2017, Ref. RB	5.00%	05/01/2034	200	228,024
Series 2017, Ref. RB	5.00%	05/01/2037	250	282,895
Series 2017, Ref. RB	5.00%	05/01/2040	150	168,648
Onondaga (County of), NY Trust for Cultural Resources (Syracuse University);
Series 2011, RB(c)(d)	5.00%	12/01/2021	2,250	2,332,147
Series 2019, Ref. RB	4.00%	12/01/2041	900	1,039,149
Series 2019, Ref. RB	5.00%	12/01/2043	1,850	2,300,660
Series 2019, Ref. RB	5.00%	12/01/2045	2,650	3,280,461
Series 2019, Ref. RB	4.00%	12/01/2047	1,500	1,712,085
Series 2019, Ref. RB	4.00%	12/01/2049	1,675	1,908,059
Onondaga Civic Development Corp.;
Series 2015, Ref. RB	5.00%	10/01/2030	1,060	1,097,651
Series 2015, Ref. RB	5.00%	10/01/2040	2,345	2,380,363
Onondaga Civic Development Corp. (Upstate Properties Development, Inc.); Series 2011, RB(c)(d)	5.25%	12/01/2021	535	555,121
Orange County Funding Corp.; Series 2013, RB	6.50%	01/01/2046	740	745,099
Rockland Tobacco Asset Securitization Corp.;
Series 2001, RB	5.63%	08/15/2035	1,305	1,316,941
Series 2001, RB	5.75%	08/15/2043	3,160	3,188,946
Schenectady Metroplex Development Authority; Series 2014 A, RB (INS - AGM)(i)	5.50%	08/01/2033	1,000	1,118,530
St. Lawrence (County of), NY Industrial Development Agency (Clarkson University);
Series 2011, RB	6.00%	09/01/2034	100	101,987
Series 2012 A, RB	5.00%	09/01/2041	240	245,690
St. Lawrence (County of), NY Industrial Development Agency (St. Lawrence University);
Series 2012, RB	5.00%	07/01/2030	225	240,118
Series 2012, RB	5.00%	07/01/2031	230	245,244
Series 2012, RB	5.00%	07/01/2032	815	868,594
Suffolk County Economic Development Corp.; Series 2010 A, RB	7.38%	12/01/2040	265	269,343
Suffolk Tobacco Asset Securitization Corp.;
Series 2008 B, RB	6.00%	06/01/2048	1,390	1,392,057
Series 2008 B-1, RB	5.38%	06/01/2028	1,075	1,076,053
Series 2008 D, RB(f)	0.00%	06/01/2048	15,750	1,626,817
Series 2012 B, RB	5.00%	06/01/2032	750	773,978
Series 2012 B, RB	5.25%	06/01/2037	700	723,730
Sullivan (County of), NY (Adelaar Infratructure);
Series 2016 A2, RB(e)	5.35%	11/01/2049	8,220	8,579,132
Series 2016 B2, RB(e)	5.35%	11/01/2049	1,175	1,226,336
Series 2016 C2, RB(e)	5.35%	11/01/2049	1,160	1,210,680
Series 2016 D2, RB(e)	5.35%	11/01/2049	760	793,204
Tompkins County Development Corp. (Tompkins Cortland Community College Foundation, Inc.);
Series 2013 A, RB (Acquired 11/01/2018; Cost $322,163)(g)(l)	5.00%	07/01/2032	330	165,000
Series 2013 A, RB (Acquired 01/24/2013-08/13/2013; Cost $2,725,693)(g)(l)	5.00%	07/01/2038	2,785	1,392,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                    Invesco Rochester® AMT-Free New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Triborough Bridge & Tunnel Authority;
Series 2012 B, Ref. RB	5.00%	11/15/2030	$400	$431,604
Series 2013 A, Ref. RB	5.00%	11/15/2029	300	327,063
Series 2016 A, Ref. RB	5.00%	11/15/2046	1,260	1,457,971
Series 2017 A, RB	5.00%	11/15/2038	300	360,366
Series 2017 A, RB	5.00%	11/15/2047	1,000	1,186,170
Series 2017 B, Ref. RB	5.00%	11/15/2032	875	1,065,417
Series 2017 B, Ref. RB	5.00%	11/15/2033	900	1,092,978
Series 2017 B, Ref. RB	5.00%	11/15/2034	575	696,722
Series 2017 B, Ref. RB	5.00%	11/15/2037	2,500	3,009,575
Series 2017 B, Ref. RB	5.00%	11/15/2038	1,900	2,282,318
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels);
Series 2019 C, RB	4.00%	11/15/2042	3,500	3,980,655
Series 2019 C, RB	4.00%	11/15/2043	3,500	3,971,275
Series 2020 A, RB	4.00%	11/15/2054	2,900	3,269,982
Series 2020 A, RB	5.00%	11/15/2054	700	872,844
TSASC, Inc.;
Series 2016 B, Ref. RB	5.00%	06/01/2045	8,000	8,686,320
Series 2017 A, Ref. RB	5.00%	06/01/2030	3,275	4,021,831
Series 2017 A, Ref. RB	5.00%	06/01/2034	5,000	6,026,550
Series 2017 A, Ref. RB	5.00%	06/01/2035	3,000	3,604,290
Series 2017 A, Ref. RB	5.00%	06/01/2036	3,000	3,592,320
Utility Debt Securitization Authority;
Series 2017, RB	5.00%	12/15/2038	8,460	10,416,037
Series 2017, RB	5.00%	12/15/2040	15,000	18,414,900
Westchester County Healthcare Corp.;
Series 2000 A, RB(c)(d)	5.00%	11/01/2021	7,410	7,647,861
Series 2010 B, RB	6.13%	11/01/2037	325	326,248
Series 2014 A, RB	5.00%	11/01/2044	2,356	2,531,904
Westchester County Local Development Corp. (Wartburg Senior Housing); Series 2015 A, Ref. RB(e)	5.00%	06/01/2030	500	498,865
Westchester Local Development Corp. (Westchester Medical Center Obligated Group);
Series 2016, Ref. RB	5.00%	11/01/2029	1,000	1,138,220
Series 2016, Ref. RB	5.00%	11/01/2032	1,500	1,691,550
Westchester Tobacco Asset Securitization Corp.; Series 2016 C, Ref. RB	5.00%	06/01/2045	7,050	7,386,778
Yonkers Economic Development Corp. (Charter School Education Excellence);
Series 2019 A, RB	5.00%	10/15/2039	420	477,221
Series 2019 A, RB	5.00%	10/15/2049	640	712,384
				811,194,560

Puerto Rico–8.42%
Children’s Trust Fund;
Series 2002, RB	5.38%	05/15/2033	340	342,088
Series 2002, RB	5.50%	05/15/2039	3,455	3,539,786
Series 2002, RB	5.63%	05/15/2043	9,700	9,749,761
Series 2005 A, RB(f)	0.00%	05/15/2050	6,300	973,854
Puerto Rico (Commonwealth of);
Series 2007 A, GO Bonds (INS - AGC)(i)	5.00%	07/01/2024	75	77,527
Series 2008 A, GO Bonds(a)	5.13%	07/01/2028	3,120	2,691,000
Series 2008 A, GO Bonds(a)	5.38%	07/01/2033	2,500	2,159,375
Series 2011 C, Ref. GO Bonds(a)	5.75%	07/01/2036	8,000	6,450,000
Series 2011 E, Ref. GO Bonds(a)	5.63%	07/01/2033	1,500	1,265,625
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority; Series 2008 A, RB	6.13%	07/01/2024	5,880	6,418,784
Puerto Rico (Commonwealth of) Electric Power Authority; Series 2005 RR, RB (INS - SGI)(i)	5.00%	07/01/2027	1,000	1,001,300
Puerto Rico (Commonwealth of) Highway & Transportation Authority;
Series 1998 A, RB(a)	5.00%	07/01/2038	5	1,788
Series 2003 AA-2, Ref. RB(a)	5.30%	07/02/2035	1,000	822,500
Series 2003, RB(a)	5.00%	07/03/2028	355	43,488
Series 2005 K, RB(a)	5.00%	07/01/2030	7,405	2,647,287
Series 2007 CC, Ref. RB(a)	5.50%	07/01/2030	2,150	1,768,375
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                    Invesco Rochester® AMT-Free New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
Puerto Rico (Commonwealth of) Industrial Tourist, Educational, Medical & Environmental Control Facilities Financing Authority; Series 1995 A, RB	5.63%	07/01/2022	$280	$280,000

Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Ana G. Mendez University System);
Series 2006, RB	5.00%	03/01/2036	1,100	1,101,452

Series 2012, Ref. RB	5.13%	04/01/2032	130	132,047

Series 2012, Ref. RB	5.38%	04/01/2042	190	193,325

Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Pollution Control Facilities Financing Authority;
Series 2012, Ref. RB	5.00%	10/01/2031	100	103,833

Series 2012, Ref. RB	5.00%	10/01/2042	150	152,625

Puerto Rico (Commonwealth of) Infrastructure Financing Authority;
Series 2005 A, RB (INS - FGIC)(i)(l)	5.50%	07/01/2024	725	660,656

Series 2005 A, RB (INS - FGIC)(a)(f)(i)	0.00%	07/01/2030	4,600	2,547,434

Series 2005 B, RB(a)	5.00%	07/01/2041	4,000	545,000

Puerto Rico (Commonwealth of) Infrastructure Financing Authority (MEPSI Campus); Series 2007 A, RB(a)	6.50%	10/01/2037	2,500	1,006,250

Puerto Rico (Commonwealth of) Public Buildings Authority; Series 2009 Q, RB(a)	5.63%	07/01/2039	4,795	4,639,162

Puerto Rico (Commonwealth of) Public Buildings Authority (Government Facilities);
Series 2004 I, RB(a)	5.25%	07/02/2029	810	778,612

Series 2009 P, Ref. RB(a)	6.75%	07/01/2036	3,500	3,486,875

Series 2011 S, RB(a)	6.00%	07/01/2041	235	229,125

Puerto Rico Public Finance Corp.; Series 2011 B, RB(a)	5.50%	08/01/2031	4,055	60,825

Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB	4.50%	07/01/2034	475	518,420

Series 2018 A-1, RB	4.55%	07/01/2040	199	216,920

Series 2018 A-1, RB(f)	0.00%	07/01/2046	12,897	3,965,054

Series 2018 A-1, RB	4.75%	07/01/2053	1,455	1,588,031

Series 2018 A-1, RB	5.00%	07/01/2058	6,182	6,846,812

Series 2019 A-2, RB	4.54%	07/01/2053	71	76,512

Series 2019 A-2, RB	4.78%	07/01/2058	953	1,042,172

University of Puerto Rico;
Series 2006 Q, RB (Acquired 12/18/2007; Cost $991,920)(g)	5.00%	06/01/2025	1,000	980,000

Series 2006 Q, RB (Acquired 12/01/2006-04/30/2007; Cost $3,000,000)(g)	5.00%	06/01/2030	3,000	2,910,000

				74,013,680

Guam–0.11%
Guam (Territory of) Power Authority;
Series 2012 A, Ref. RB (INS - AGM)(i)	5.00%	10/01/2023	210	224,828

Series 2012 A, Ref. RB (INS - AGM)(i)	5.00%	10/01/2024	260	277,922

Series 2012 A, Ref. RB (INS - AGM)(i)	5.00%	10/01/2030	470	499,168

				1,001,918

Northern Mariana Islands–0.05%
Northern Mariana Islands (Commonwealth of); Series 2007 B, Ref. GO Bonds	5.00%	10/01/2022	475	464,778

Total Municipal Obligations (Cost $871,939,554)				886,674,936

			Shares
Common Stocks & Other Equity Interests–0.77%
New York–0.77%
CMS Liquidating Trust; (Cost $9,920,000)(b)(m)			3,100	6,820,000

TOTAL INVESTMENTS IN SECURITIES(n)–101.60% (Cost $881,859,554)				893,494,936

FLOATING RATE NOTE OBLIGATIONS–(3.07)%
Notes with interest and fee rates ranging from 0.59% to 0.60% at 02/28/2021 and contractual maturities of collateral ranging from 02/15/2042 to 11/15/2057 (See Note 1K)(o)				(26,990,000)

OTHER ASSETS LESS LIABILITIES–1.47%				12,885,173

NET ASSETS–100.00%				$879,390,109

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                    Invesco Rochester® AMT-Free New York Municipal Fund

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
CPI	– Consumer Price Index
Ctfs.	– Certificates
FGIC	– Financial Guaranty Insurance Company
GO	– General Obligation
INS	– Insurer
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
RB	– Revenue Bonds
Ref.	– Refunding
SGI	– Syncora Guarantee, Inc.

Notes to Schedule of Investments:

(a)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2021 was $35,014,866, which represented 3.98% of the Fund’s Net Assets.

(b)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(c)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2021 was $63,491,578, which represented 7.22% of the Fund’s Net Assets.

(f)	Zero coupon bond issued at a discount.
(g)	Restricted security. The aggregate value of these securities at February 28, 2021 was $9,803,235, which represented 1.11% of the Fund’s Net Assets.
(h)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1K.
(i)	Principal and/or interest payments are secured by the bond insurance company listed.
(j)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(k)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2021.
(l)	The issuer is paying less than stated interest, but is not in default on principal because scheduled principal payments have not yet begun.
(m)	Non-income producing security.
(n)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

(o)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2021. At February 28, 2021, the Fund’s investments with a value of $49,582,252 are held by TOB Trusts and serve as collateral for the $26,990,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                    Invesco Rochester® AMT-Free New York Municipal Fund

Statement of Assets and Liabilities

February 28, 2021

Assets:

Investments in securities, at value (Cost $881,859,554)	$893,494,936

Cash	18,095,541

Receivable for:
Investments sold	400,000

Fund shares sold	863,826

Interest	9,053,450

Investments matured, at value (Cost $1,127,676)	418,314

Investment for trustee deferred compensation and retirement plans	90,129

Other assets	272,607

Total assets	922,688,803

Liabilities:

Floating rate note obligations	26,990,000

Payable for:
Investments purchased	13,887,240

Dividends	908,323

Fund shares reacquired	977,160

Accrued fees to affiliates	276,747

Accrued interest expense	1,651

Accrued trustees’ and officers’ fees and benefits	46,901

Accrued other operating expenses	120,543

Trustee deferred compensation and retirement plans	90,129

Total liabilities	43,298,694

Net assets applicable to shares outstanding	$879,390,109

Net assets consist of:

Shares of beneficial interest	$962,932,306

Distributable earnings (loss)	(83,542,197)

$879,390,109

Net Assets:
Class A	$767,102,107

Class C	$26,100,364

Class Y	$86,177,489

Class R6	$10,149

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	64,227,734

Class C	2,184,498

Class Y	7,205,159

Class R6	849

Class A:
Net asset value per share	$11.94

Maximum offering price per share
(Net asset value of $11.94 ÷ 95.75%)	$12.47

Class C:
Net asset value and offering price per share	$11.95

Class Y:
Net asset value and offering price per share	$11.96

Class R6:
Net asset value and offering price per share	$11.96

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                    Invesco Rochester® AMT-Free New York Municipal Fund

Statement of Operations

For the year ended February 28, 2021

Investment income:

Interest	$33,474,524

Expenses:
Advisory fees	4,231,616

Administrative services fees	126,184

Custodian fees	8,798

Distribution fees:
Class A	1,772,208

Class C	380,357

Interest, facilities and maintenance fees	1,020,650

Transfer agent fees - A, C and Y	727,017

Transfer agent fees - R6	24

Trustees’ and officers’ fees and benefits	14,679

Registration and filing fees	98,235

Reports to shareholders	44,473

Professional services fees	102,817

Other	16,649

Total expenses	8,543,707

Less: Fees waived and/or expense offset arrangement(s)	(167,907)

Net expenses	8,375,800

Net investment income	25,098,724

Realized and unrealized gain (loss) from:
Net realized gain from unaffiliated investment securities	6,056,942

Change in net unrealized appreciation (depreciation) of unaffiliated investment securities	(43,366,155)

Net realized and unrealized gain (loss)	(37,309,213)

Net increase (decrease) in net assets resulting from operations	$(12,210,489)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                    Invesco Rochester® AMT-Free New York Municipal Fund

Statement of Changes in Net Assets

For the year ended February 28, 2021, period ended February 29, 2020, and the year ended September 30, 2019

	Year Ended February 28, 2021	Five Months Ended February 29, 2020	Year Ended September 30, 2019

Operations:
Net investment income	$ 25,098,724	$ 11,456,823	$ 34,095,567

Net realized gain (loss)	6,056,942	(340,477)	4,476,699

Change in net unrealized appreciation (depreciation)	(43,366,155)	29,343,353	48,110,716

Net increase (decrease) in net assets resulting from operations	(12,210,489)	40,459,699	86,682,982

Distributions to shareholders from distributable earnings:
Class A	(22,872,728)	(9,886,427)	(22,866,222)

Class C	(874,074)	(455,985)	(1,714,245)

Class Y	(2,649,600)	(1,027,135)	(2,104,295)

Class R6	(1,302)	(718)	(118)

Total distributions from distributable earnings	(26,397,704)	(11,370,265)	(26,684,880)

Share transactions–net:
Class A	(27,216,830)	(5,183,718)	18,026,354

Class C	(21,758,434)	(3,099,647)	(38,402,384)

Class Y	5,447,718	8,651,424	9,278,929

Class R6	(60,807)	61,075	10,000

Net increase (decrease) in net assets resulting from share transactions	(43,588,353)	429,134	(11,087,101)

Net increase (decrease) in net assets	(82,196,546)	29,518,568	48,911,001

Net assets:
Beginning of year	961,586,655	932,068,087	883,157,086

End of year	$879,390,109	$961,586,655	$932,068,087

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                    Invesco Rochester® AMT-Free New York Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/21	$12.41	$0.34	$(0.45)	$(0.11)	$(0.36)	$11.94	(0.81	)%(d)	$767,102	0.95	%(d)(e)	0.97	%(d)(e)	0.83	%(d)(e)	2.89	%(d)(e)	15%
Five months ended 02/29/20	12.03	0.15	0.38	0.53	(0.15)	12.41	4.43		827,596	1.02	(f)	1.02	(f)	0.83	(f)	2.98	(f)	11
Year ended 09/30/19	11.26	0.45	0.67	1.12	(0.35)	12.03	10.11		807,767	1.17		1.17		0.85		3.86		15
Year ended 09/30/18	11.11	0.39	0.09	0.48	(0.33)	11.26	4.46		739,216	1.28		1.28		0.92		3.58		15
Year ended 09/30/17	11.52	0.39	(0.38)	0.01	(0.42)	11.11	0.08		872,008	1.01		1.01		0.82		3.52		47
Year ended 09/30/16	11.08	0.47	0.53	1.00	(0.56)	11.52	9.24		995,737	1.13		1.13		1.00		4.20		34
Class C
Year ended 02/28/21	12.42	0.25	(0.45)	(0.20)	(0.27)	11.95	(1.54)		26,100	1.71	(e)	1.74	(e)	1.59	(e)	2.13	(e)	15
Five months ended 02/29/20	12.04	0.11	0.38	0.49	(0.11)	12.42	4.09		50,011	1.78	(f)	1.78	(f)	1.59	(f)	2.22	(f)	11
Year ended 09/30/19	11.26	0.36	0.68	1.04	(0.26)	12.04	9.36		51,593	1.94		1.94		1.62		3.09		15
Year ended 09/30/18	11.12	0.31	0.08	0.39	(0.25)	11.26	3.57		84,896	2.05		2.05		1.69		2.81		15
Year ended 09/30/17	11.53	0.31	(0.39)	(0.08)	(0.33)	11.12	(0.68)		104,010	1.78		1.78		1.59		2.78		47
Year ended 09/30/16	11.09	0.39	0.53	0.92	(0.48)	11.53	8.41		125,732	1.89		1.89		1.76		3.44		34
Class Y
Year ended 02/28/21	12.43	0.37	(0.45)	(0.08)	(0.39)	11.96	(0.57)		86,177	0.71	(e)	0.73	(e)	0.59	(e)	3.13	(e)	15
Five months ended 02/29/20	12.05	0.16	0.38	0.54	(0.16)	12.43	4.52		83,905	0.78	(f)	0.78	(f)	0.59	(f)	3.22	(f)	11
Year ended 09/30/19	11.27	0.47	0.68	1.15	(0.37)	12.05	10.45		72,698	0.93		0.93		0.61		4.09		15
Year ended 09/30/18	11.13	0.42	0.08	0.50	(0.36)	11.27	4.61		59,045	1.05		1.05		0.69		3.82		15
Year ended 09/30/17	11.54	0.41	(0.38)	0.03	(0.44)	11.13	0.32		69,378	0.78		0.78		0.59		3.69		47
Year ended 09/30/16	11.09	0.49	0.55	1.04	(0.59)	11.54	9.58		59,503	0.89		0.89		0.76		4.40		34

Class R6
Year ended 02/28/21	12.41	0.38	(0.43)	(0.05)	(0.40)	11.96	(0.31)		10	0.62	(e)	0.72	(e)	0.49	(e)	3.22	(e)	15
Five months ended 02/29/20	12.03	0.17	0.38	0.55	(0.17)	12.41	4.56		74	0.68	(f)	0.78	(f)	0.59	(f)	3.32	(f)	11
Period ended 09/30/19(g)	11.78	0.18	0.20	0.38	(0.13)	12.03	3.25		10	0.81	(f)	0.87	(f)	0.55	(f)	4.20	(f)	15

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for Class A and 0.85% for Class C for the year ended February 28, 2021.

(e)	Ratios are based on average daily net assets (000’s omitted) of $751,684, $38,036, $80,942 and $38 for Class A, Class C, Class Y and Class R6 shares, respectively.
(f)	Annualized.
(g)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                    Invesco Rochester® AMT-Free New York Municipal Fund

Notes to Financial Statements

February 28, 2021

NOTE 1–Significant Accounting Policies

Invesco Rochester® AMT-Free New York Municipal Fund, formerly Invesco Oppenheimer Rochester® AMT-Free New York Municipal Fund, (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek tax-free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to

22                    Invesco Rochester® AMT-Free New York Municipal Fund

shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.

Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

23                    Invesco Rochester® AMT-Free New York Municipal Fund

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

L.

Other Risks – The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

There is a possibility that the credit rating of a municipal security may be downgraded after purchase, which may occur quickly and without advanced warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

Up to $200 million	0.600%

Next $100 million	0.550%

Next $200 million	0.500%

Next $250 million	0.450%

Next $250 million	0.400%

Next $4 billion	0.350%

Over $5 billion	0.330%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended February 28, 2021, the effective advisory fee rate incurred by the Fund was 0.49%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 0.83%, 1.59%, 0.59% and 0.49%, respectively, of the Fund’s average daily net assets (the “expense limits”). Effective June 1, 2021 through at least June 30, 2021, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 1.50%, 2.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

The Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2021, the Adviser waived advisory fees of $14 and reimbursed class level expenses of $139,464, $9,592, $18,163 and $24 of Class A, Class C, Class Y and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales

24                    Invesco Rochester® AMT-Free New York Municipal Fund

charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2021, IDI advised the Fund that IDI retained $22,684 in front-end sales commissions from the sale of Class A shares and $4,377 and $2,255 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 - Prices are determined using quoted prices in an active market for identical assets.

Level 2 - Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 - Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Obligations	$–	$ 886,674,848	$ 88	$ 886,674,936

Common Stocks & Other Equity Interests	–	–	6,820,000	6,820,000

Total Investments in Securities	–	886,674,848	6,820,088	893,494,936

Other Investments - Assets

Investments Matured	–	418,314	–	418,314

Total Investments	$–	$887,093,162	$6,820,088	$893,913,250

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $650.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances and Borrowings

Effective February 25, 2021, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $1.0 billion, collectively by certain Funds, and which will expire on February 24, 2022. Prior to February 25, 2021, the revolving credit and security agreement permitted borrowings up to $2.5 billion. The revolving credit and security agreement is secured by the assets of the Fund.

During the year ended February 28, 2021, the average daily balance of borrowing under the revolving credit and security agreement was $11,358,493 with a weighted interest rate of 0.68%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2021 were $34,316,923 and 1.11%, respectively.

25                    Invesco Rochester® AMT-Free New York Municipal Fund

The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended February 28, 2021, Period Ended February 29, 2020 and the Year Ended September 30, 2019:
	Year Ended February 28, 2021	Year Ended February 29, 2020	Year Ended September 30, 2019
Ordinary income*	$35,111	$669,965	$333,912
Ordinary income-tax-exempt	26,362,593	10,700,299	26,350,968
Total distributions	$26,397,704	$11,370,264	$26,684,880
* Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed tax-exempt income	$17,451,992

Net unrealized appreciation – investments	4,161,890

Temporary book/tax differences	(130,193)

Capital loss carryforward	(105,025,886)

Shares of beneficial interest	962,932,306

Total net assets	$879,390,109

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to accretion and amortization differences, defaulted bonds, capital maintenance fees, and grantor trusts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2021, as follows:

	Capital Loss Carryforward*

Expiration		Short-Term	Long-Term	Total

Not subject to expiration		$27,683,266	$77,342,620	$105,025,886

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2021 was $133,381,312 and $215,561,394, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$41,878,095

Aggregate unrealized (depreciation) of investments	(37,716,205)

Net unrealized appreciation of investments	$4,161,890

Cost of investments for tax purposes is $889,751,360.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of market discount, accretion and amortization differences, on February 28, 2021, undistributed net investment income was decreased by $26,983 and undistributed net realized gain (loss) was increased by $26,983. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

26                    Invesco Rochester® AMT-Free New York Municipal Fund

NOTE 10–Share Information

Summary of Share Activity

	Year ended February 28, 2021(a)		Five months ended February 29, 2020		Year ended September 30, 2019
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	2,489,460	$29,250,856	1,504,288	$18,114,050	7,459,586	$86,731,891

Class C	155,368	1,825,903	102,996	1,240,997	536,696	6,207,340

Class Y	1,805,419	21,220,791	993,567	11,947,910	1,970,388	22,705,210

Class R6(b)	-	-	5,090	60,521	849	10,000

Issued as reinvestment of dividends:
Class A	1,161,740	13,523,135	728,712	8,796,173	1,717,541	19,862,074

Class C	48,354	561,065	32,158	388,466	131,975	1,518,598

Class Y	133,721	1,559,794	71,152	860,384	149,614	1,733,754

Class R6(b)	76	862	46	554	-	-

Automatic conversion of Class C shares to Class A shares:
Class A	1,430,514	16,991,009	152,805	1,848,449	-	-

Class C	(1,429,612)	(16,991,009)	(152,693)	(1,848,449)	-	-

Reacquired:
Class A	(7,548,187)	(86,981,830)	(2,818,905)	(33,942,390)	(7,716,348)	(88,567,611)

Class C	(617,502)	(7,154,393)	(239,629)	(2,880,661)	(3,920,946)	(46,128,322)

Class Y	(1,486,507)	(17,332,867)	(345,343)	(4,156,870)	(1,325,207)	(15,160,035)

Class R6(b)	(5,212)	(61,669)	-	-	-	-

Net increase (decrease) in share activity	(3,862,368)	$(43,588,353)	34,244	$429,134	(995,852)	$(11,087,101)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 55% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Commencement date after the close of business on May 24, 2019.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

27                    Invesco Rochester® AMT-Free New York Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Rochester® AMT-Free New York Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Rochester® AMT-Free New York Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for the year ended February 28, 2021, the five months ended February 29, 2020 and the year ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for the year ended February 28, 2021, the five months ended February 29, 2020 and the year ended September 30, 2019, and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For the year ended February 28, 2021, the five months ended February 29, 2020 and the year ended September 30, 2019 for Class A, Class C and Class Y

For the year ended February 28, 2021, the five months ended February 29, 2020 and the period May 24, 2019 (commencement of operations) through September 30, 2019 for Class R6

The financial statements of Invesco Rochester® AMT-Free New York Municipal Fund (formerly known as Oppenheimer Rochester® AMT-Free New York Municipal Fund) as of and for the year ended September 30, 2018 and the financial highlights for each of the periods ended on or prior to September 30, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 21, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

28                    Invesco Rochester® AMT-Free New York Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2020 through February 28, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (09/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/21)[1]	Expenses Paid During Period[2,3]	Ending Account Value (02/28/21)	Expenses Paid During Period[2,4]
Class A	$1,000.00	$1,030.20	$4.38	$1,020.48	$4.36	0.87%
Class C	1,000.00	1,027.30	8.09	1,016.81	8.05	1.61
Class Y	1,000.00	1,032.20	3.17	1,021.67	3.16	0.63
Class R6	1,000.00	1,032.70	0.10	1,024.70	0.10	0.02

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2020 through February 28, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year. Effective June 1, 2021, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses of Class A, Class C, Class Y and Class R6 shares to 1.50%, 2.25%, 1.25% and 1.25% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are to 0.91%, 1.67%, 0.67% and 0.09% for of Class A, Class C, Class Y and Class R6 shares, respectively.

[3]

The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $4.57, $8.38, $3.40 and $0.45 for Class A, Class C, Class Y and Class R6 shares, respectively.

[4]

The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent half year are $4.54, $8.34, $3.38 and $0.45 for Class A, Class C, Class Y and Class R6 shares, respectively.

29                    Invesco Rochester® AMT-Free New York Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$0
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Business Interest Income*	0.00%
Qualified Business Income*	0.00%
U.S. Treasury Obligations*	0.00%
Tax-Exempt Interest Dividends*	99.87%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

30                    Invesco Rochester® AMT-Free New York Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan1 – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			191	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                    Invesco Rochester® AMT-Free New York Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	191	enaible, Inc. (artificial intelligence technology); Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	191	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	191	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	191	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization);Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	191	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2                    Invesco Rochester® AMT-Free New York Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			191	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	191	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	191	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			191	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	191	Elucida Oncology (nanotechnology & medical particles company);

T-3                    Invesco Rochester® AMT-Free New York Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board member of Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest and Andrews and Kurth	191	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	191	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	191	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	191	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4                    Invesco Rochester® AMT-Free New York Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

T-5                    Invesco Rochester® AMT-Free New York Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

			N/A	N/A

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

T-6                    Invesco Rochester® AMT-Free New York Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7                    Invesco Rochester® AMT-Free New York Municipal Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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∎	Fund reports and prospectuses
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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242	Invesco Distributors, Inc.	O-ROAFNYM-AR-1

Annual Report to Shareholders	February 28, 2021

Invesco Rochester® Limited Term New York Municipal Fund

Nasdaq:

A: LTNYX ∎ C: LTNCX ∎ Y: LTBYX ∎ R6: IORMX

Management’s Discussion of Fund Performance

Performance summary
For the year ended February 28, 2021, Class A shares of Invesco Rochester® Limited Term New York Municipal Fund (the Fund), at net asset value (NAV), under-performed the Bloomberg Barclays 5 Year Municipal Bond Index.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 2/29/20 to 2/28/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	0.29%
Class C Shares	-0.47
Class Y Shares	0.53
Class R6 Shares	0.59
Bloomberg Barclays 5 Year Municipal Bond Index ▼	1.66
U.S. Consumer Price Index∎	1.68
Source(s): ▼RIMES Technologies Corp.; ∎Bloomberg L.P.

Market conditions and your Fund

Once the pandemic epicenter in the US, the State of New York managed to tackle the coronavirus (COVID-19) outbreak by responding early and implementing a strict lock-down protocol. However, these measures had a negative effect on the State’s economy and finances, which is projected to last at least until FY24.1 Favorably, New York benefits from a robust and wealthy economy, adequate resources, and budget flexibility, which have helped mitigate the adverse economic impact brought by the pandemic. Moderate leverage levels allow the State to issue debt as an alternative to additional expenditure reductions.

Early in 2020, employment numbers reflected how New York suffered a larger economic impact than most other states but recent data indicates improvement in the job sector and the beginning of the State’s path to recovery. New York’s unemployment rate improved from 12.5% in August to 8.2% in December, while the national average went from 8.4% to 6.7% during the same period.2 Following declines in COVID-19 cases and easing of lock-down rules, the third quarter of 2020 saw big recoveries in gross domestic product (GDP) in all states, with the national GDP increasing at 33.4%. New York’s GDP increased 30.3% during the same period, with the largest increases seen in the health care, retail, food and accommodation sectors.3 Though the State’s liability profile will likely weaken in the near term, its pension system is well-funded. Long-term challenges include a negative population trend, which may stabilize following the recent reversal of Trump’s immigration controls, and pressure from Medicaid spending.

The broad municipal bond market experienced positive returns for the seventh consecutive year in 2020, even despite the unexpected twist of the COVID-19 global pandemic that pierced the markets and forced society to navigate unchartered waters in March 2020.

Investment-grade municipal bonds returned 1.06%, high-yield municipal bonds returned 1.27%, and taxable municipal bonds returned 0.43% during the year.4

The year began with an unexpected major market shift as the global spread of COVID-19 ignited macroeconomic concerns. Significant equity market sell-offs incited a flight to quality that caused a strong municipal rally in February 2020. In March, however, a flight to cash caused extreme volatility and price declines across the municipal market.

Municipal funds averaged about $10 billion per week in outflows during March.5 Total fund outflows were $21 billion for the first quarter of 2020, with the majority in the high-yield segment.5 High-yield municipal funds generally hold anywhere from 30% to 60% of their portfolios in investment-grade securities. As a result, funds had been selling both high-yield and investment-grade securities into a distressed market to meet shareholder redemptions. This led to price declines across the municipal universe.

Continued uncertainty regarding COVID-19 and its economic effects caused other major dislocations in the marketplace, including US Treasuries. Near the end of March, 10-year AAA-rated† municipals traded at yields that were roughly 370% of the yield on comparable maturity US Treasuries – well above the historical norm of approximately 90%.6

The Coronavirus Aid, Relief, and Economic Security Act (CARES Act), enacted at the end of March, gave the US Federal Reserve (the Fed) the ability to invest in programs or facilities established by the Fed which included the Municipal Liquidity Facility (MLF). The CARES Act also provided $150 billion for state and local governments and established the Disaster Relief Fund.

The Fed cut the federal funds rate twice in 2020 during unscheduled emergency meetings in March in response to COVID-19, consisting of half a percentage and whole per-

centage point leaving the target range 0.00% to 0.25%.7

Investors continued to sell municipal bonds in April amid disruption from the COVID-19 pandemic. However, May and June saw performance improve despite ongoing market turmoil. As April began, many states maintained quarantines with indeterminate time-lines for closures of non-essential businesses.

Throughout the summer months, the municipal market began to rebound with gains that erased the earlier 2020 losses. The municipal market continued to benefit from federal support from the MLF which enabled two issuers per state, city or county to use proceeds from the sale of notes to service their debt payments. While only two issuers accessed the MLF, the State of Illinois and the Metropolitan Transportation Authority, just the availability of the program provided a psychological safety net for the market.

As the COVID-19 pandemic continued into fall and winter, most states saw cases rise amid colder weather and holiday gatherings, which led to renewed restrictions on non-essential businesses and had a negative effect on the economy. Attention moved to the US Presidential election and medical advancements toward a vaccine.

We believe the election of Joe Biden and Kamala Harris, aligned with a Democrat-controlled Congress, could benefit municipal bonds given their stated support for numerous initiatives, including a larger stimulus bill and an infrastructure package, as well as health care and tax reform.

A highly demanded second stimulus package was signed at the end of 2020. The $900 billion Omnibus Spending and COVID Relief Deal included funding for small businesses, the unemployed, and health care workers.

In December, several pharmaceutical companies reported long-awaited breakthroughs and a vaccine with 95% effectiveness was approved for widespread distribution, significantly improving both investor and public sentiment.

New issuance totaled $465 billion for the year, up 3% from the previous year’s $449 billion. Taxable municipals played a significant role in this increase in 2020, having 43% of new issuance.8 This can be attributed to recent changes in tax laws. Municipalities are no longer able to refinance existing debt with new tax-exempt debt, thus causing an uptrend in taxable municipal issuance.

Municipal credits have a long history of low default rates as many provide essential services to all Americans. Most municipal issuers were in strong financial shape heading into the COVID-19 pandemic. Despite speculation, a flurry of downgrades has not yet occurred, mainly because most issuers have a rainy-day fund or cash on hand for difficult times. Though there could be small, isolated pockets of defaults in the future, we believe the vast majority of municipal bonds will stay current

2                    Invesco Rochester® Limited Term New York Municipal Fund

on principal and interest, as history has shown.

At the close of the year, the House passed the $1.9 trillion American Rescue Plan Act of 2021. Subsequent to year end, on March 11, 2021, this bill was signed into law. The US Food and Drug Administration issued an emergency use authorization for a third vaccine. February also brought $34 billion in municipal bond supply, higher than the average supply for the last five years for the month.

During the year, security selection in non-rated bonds contributed to the Fund’s performance relative to its style-specific benchmark. The Fund’s preference for revenue bonds over general obligation bonds also benefited its relative performance. At the sector level, security selection in local general obligation bonds and the special tax sector contributed to the Fund’s relative performance.

Security selection in and underweight allocation to state general obligation bonds detracted from the Fund’s performance relative to the style-specific benchmark during the year. Security selection in BBB-rated† bonds detracted from the Fund’s performance relative to its style-specific benchmark over the year.

During the year, leverage contributed to the Fund’s performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Thank you for investing in Invesco Rochester® Limited Term New York Municipal Fund and sharing our long-term investment horizon.

1 Source: Boston Consulting Group

2 Source: New York Department of Labor

3 Source: Bureau of Economic Analysis

4 Source: Bloomberg Barclays

5 Source: Strategic Insight

6 Source: US Department of the Treasury

7 Source: US Federal Reserve

8 Source: The Bond Buyer

† A credit rating is an assessment provided by a NRSRO of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

Portfolio manager(s):

Michael Camarella

Scott Cottier

Mark DeMitry

Tim O’Reilly

Mark Paris

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3                    Invesco Rochester® Limited Term New York Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/11

1 Source: RIMES Technologies Corp.

2 Source: Bloomberg L.P.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                    Invesco Rochester® Limited Term New York Municipal Fund

Average Annual Total Returns
As of 2/28/21, including maximum applicable sales charges
Class A Shares
Inception (9/18/91)	4.39%
10 Years	2.79
5 Years	2.84
1 Year	-2.22
Class C Shares
Inception (5/1/97)	3.62%
10 Years	2.43
5 Years	2.63
1 Year	-1.44
Class Y Shares
Inception (3/30/11)	3.34%
5 Years	3.63
1 Year	0.53
Class R6 Shares
10 Years	3.09%
5 Years	3.48
1 Year	0.59

Effective May 24, 2019, Class A, Class C and Class Y shares of the Oppenheimer Rochester Limited Term New York Municipal Fund, (the predecessor fund), were reorganized into Class A, Class C and Class Y shares, respectively, of the Invesco Oppenheimer Rochester® Limited Term New York Municipal Fund. The Fund was subsequently renamed the Invesco Rochester® Limited Term New York Municipal Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, and Class Y shares are those for Class A, Class C and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 2.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on

Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5                    Invesco Rochester® Limited Term New York Municipal Fund

Supplemental Information

Invesco Rochester® Limited Term New York Municipal Fund’s investment objective is to seek tax-free income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Barclays 5 Year Municipal Bond Index is an unmanaged index of fixed-rate, investment-grade municipal securities with maturities of four to six years.
∎	The U.S. Consumer Price Index is a measure of change in consumer prices as determined by the US Bureau of Labor Statistics.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6                    Invesco Rochester® Limited Term New York Municipal Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments
Revenue Bonds	82.3%
General Obligation Bonds	10.0
Pre-Refunded Bonds	5.9
Other	1.8

Top Five Debt Holdings

		% of total net assets
1.	Children’s Trust Fund, Series 2002, RB	2.2%
2.	New York (City of), NY, Series 2013 E, GO Bonds	1.8
3.	New York (State of) Mortgage Agency, Series 2018, Ref. VRD RB	1.8
4.	Erie Tobacco Asset Securitization Corp., Series 2005 A, RB	1.7
5.	New York (City of), NY, Series 2013 D, GO Bonds	1.6

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2021.

7                    Invesco Rochester® Limited Term New York Municipal Fund

Schedule of Investments

February 28, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–95.66%
New York–83.50%
Akron Central School District; Series 2009, Ref. GO Bonds	5.00%	06/15/2021	$10	$10,036
Albany (County of), NY Airport Authority;
Series 2018 A, RB	5.00%	12/15/2035	745	888,688
Series 2018 A, RB	5.00%	12/15/2036	780	927,350
Series 2018 A, RB	5.00%	12/15/2037	820	972,192
Series 2018 A, RB	5.00%	12/15/2038	500	591,245
Series 2018 B, RB(a)	5.00%	12/15/2030	240	286,802
Series 2018 B, RB(a)	5.00%	12/15/2031	300	356,847
Series 2018 B, RB(a)	5.00%	12/15/2032	320	379,069
Albany Capital Resource Corp. (College Saint Rose (The)); Series 2011 A, RB	5.63%	07/01/2031	1,475	1,484,691
Amherst Development Corp. (Daemen College);
Series 2018, Ref. RB	5.00%	10/01/2027	655	747,800
Series 2018, Ref. RB	5.00%	10/01/2028	690	795,053
Series 2018, Ref. RB	5.00%	10/01/2029	730	835,770
Series 2018, Ref. RB	5.00%	10/01/2030	760	864,568
Series 2018, Ref. RB	5.00%	10/01/2031	805	910,503
Series 2018, Ref. RB	5.00%	10/01/2043	540	591,991
Brookhaven Local Development Corp. (Jefferson’s Ferry);
Series 2016, Ref. RB	5.25%	11/01/2027	500	596,640
Series 2016, Ref. RB	5.25%	11/01/2028	1,000	1,185,550
Series 2016, Ref. RB	5.25%	11/01/2029	1,000	1,177,290
Series 2016, Ref. RB	5.25%	11/01/2030	650	761,430
Series 2016, Ref. RB	5.25%	11/01/2031	650	758,778
Brooklyn Arena Local Development Corp. (Barclays Center); Series 2016 A, Ref. RB (INS - AGM)(b)	4.00%	07/15/2029	1,750	1,945,825
Broome County Local Development Corp. (United Health Services Hospital);
Series 2020, Ref. RB (INS - AGM)(b)	4.00%	04/01/2038	1,500	1,724,265
Series 2020, Ref. RB (INS - AGM)(b)	4.00%	04/01/2040	2,900	3,315,860
Buffalo & Erie County Industrial Land Development Corp. (Buffalo State College Foundation Housing Corp.); Series 2011, RB(c)(d)	5.75%	04/01/2021	1,350	1,356,129
Buffalo & Erie County Industrial Land Development Corp. (Global Concepts Charter School Program);
Series 2018, Ref. RB	5.00%	10/01/2026	150	176,630
Series 2018, Ref. RB	5.00%	10/01/2027	150	179,787
Series 2018, Ref. RB	5.00%	10/01/2028	165	200,640
Series 2018, Ref. RB	5.00%	10/01/2029	175	211,229
Series 2018, Ref. RB	5.00%	10/01/2030	200	239,352
Series 2018, Ref. RB	5.00%	10/01/2031	200	238,128
Build NYC Resource Corp. (Bronx Lighthouse Charter School);
Series 2018, RB	4.00%	06/01/2028	1,450	1,558,547
Series 2018, RB	5.00%	06/01/2033	1,190	1,334,942
Build NYC Resource Corp. (Brooklyn Navy Yard); Series 2019, Ref. RB(a)(e)	5.25%	12/31/2033	5,000	5,409,350
Build NYC Resource Corp. (Children’s Aid Society (The));
Series 2019, RB	4.00%	07/01/2036	125	143,999
Series 2019, RB	4.00%	07/01/2037	150	172,215
Series 2019, RB	4.00%	07/01/2038	150	171,720
Build NYC Resource Corp. (Consortium for Worker Education, Inc.); Series 2020, RB(e)	5.00%	12/01/2039	2,040	2,190,756
Build NYC Resource Corp. (Manhattan College);
Series 2017, Ref. RB	5.00%	08/01/2025	465	542,120
Series 2017, Ref. RB	5.00%	08/01/2028	600	725,328
Series 2017, Ref. RB	5.00%	08/01/2030	1,140	1,360,829
Series 2017, Ref. RB	3.00%	08/01/2031	1,000	1,050,760
Series 2017, Ref. RB	5.00%	08/01/2032	635	752,285
Build NYC Resource Corp. (New Dawn Charter Schools); Series 2019, RB(e)	5.00%	02/01/2033	1,265	1,354,069
Build NYC Resource Corp. (Royal Charter Properties, Inc. - New York & Presbyterian Hospital Leasehold); Series 2012, RB (INS - AGM)(b)	4.75%	12/15/2026	2,000	2,121,720

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                    Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Build NYC Resource Corp. (Wagner College Program);
Series 2012, RB (INS - AGM)(b)	5.00%	07/01/2024	$1,395	$ 1,474,124
Series 2012, RB (INS - AGM)(b)	5.00%	07/01/2025	1,705	1,798,911
Series 2012, RB (INS - AGM)(b)	5.00%	07/01/2026	1,650	1,738,902
Series 2012, RB (INS - AGM)(b)	5.00%	07/01/2028	1,705	1,791,529
Build NYC Resource Corp. (YMCA of Greater New York);
Series 2012, RB(c)	5.00%	08/01/2021	600	612,012
Series 2012, RB(c)(d)	5.00%	08/01/2022	1,000	1,068,180
Series 2012, RB(c)	5.00%	08/01/2022	500	534,090
Cattaraugus County Capital Resource Corp. (St. Bonaventure University Ref.);
Series 2016 A, Ref. RB	5.00%	05/01/2021	330	332,135
Series 2016 A, Ref. RB	5.00%	05/01/2022	345	360,718
Series 2016 A, Ref. RB	5.00%	05/01/2023	365	394,842
Series 2016 A, Ref. RB	5.00%	05/01/2024	380	422,598
Series 2016 A, Ref. RB	5.00%	05/01/2025	400	455,580
Series 2016 A, Ref. RB	5.00%	05/01/2026	415	482,965
Series 2016 A, Ref. RB	5.00%	05/01/2027	445	514,914
Series 2016 A, Ref. RB	5.00%	05/01/2028	465	534,220
Series 2016 A, Ref. RB	5.00%	05/01/2029	485	553,356
City of Albany Capital Resource Corp. (Albany Law School of Union University);
Series 2017 A, Ref. RB	5.00%	07/01/2029	1,500	1,760,805
Series 2017 A, Ref. RB	5.00%	07/01/2031	1,520	1,764,097
City of Albany Capital Resource Corp. (Empire Commons Student Housing, Inc.);
Series 2016 A, Ref. RB	5.00%	05/01/2024	400	443,224
Series 2016 A, Ref. RB	5.00%	05/01/2025	300	340,794
Series 2016 A, Ref. RB	5.00%	05/01/2026	300	348,093
City of Geneva Development Corp. (Hobart & William Smith Colleges); Series 2012, Ref. RB(c)(d)	5.00%	09/01/2022	500	536,020
City of New Rochelle Corp. for Local Development (70 Nardozzi/City DPW); Series 2018 A-1, RB(e)	4.20%	08/01/2028	3,450	3,247,968
City of New Rochelle Corp. for Local Development (Iona College);
Series 2015 A, Ref. RB	5.00%	07/01/2025	325	375,499
Series 2015 A, Ref. RB	5.00%	07/01/2029	1,100	1,241,768
City of Troy Capital Resource Corp. (Rensselaer Polytechnic Institute); Series 2020, Ref. RB	5.00%	09/01/2025	1,150	1,343,786
Dutchess County Local Development Corp. (Anderson Center Services, Inc.); Series 2010, RB	6.00%	10/01/2030	2,330	2,334,031
Dutchess County Local Development Corp. (Health Quest Systems, Inc.); Series 2016 B, RB	5.00%	07/01/2030	8,600	10,028,890
Dutchess County Local Development Corp. (Vassar College); Series 2020, Ref. RB	5.00%	07/01/2045	8,710	10,779,583
East Syracuse Housing Authority (FHA Insured Mortgage Loan - Bennett Manor Section 8 Assisted); Series 2001 A, Ref. RB	6.70%	04/01/2021	30	30,134
Elmira City (City of), NY;
Series 2020, GO Bonds	5.00%	07/01/2026	1,175	1,287,013
Series 2020, GO Bonds	5.00%	07/01/2035	1,500	1,682,910
Erie (County of), NY;
Series 2012 A, GO Bonds(c)(d)	5.00%	04/01/2022	2,325	2,447,201
Series 2020, GO Notes	3.00%	06/24/2021	10,000	10,082,700
Erie Tobacco Asset Securitization Corp.; Series 2005 A, RB	5.00%	06/01/2031	29,615	29,643,134
Essex County Capital Resource Corp. (North Country Community College Association, Inc.);
Series 2017, Ref. RB	5.00%	06/01/2022	145	148,054
Series 2017, Ref. RB	5.00%	06/01/2024	155	169,685
Series 2017, Ref. RB	5.00%	06/01/2026	175	199,017
Series 2017, Ref. RB	5.00%	06/01/2027	100	116,756
Series 2017, Ref. RB	5.00%	06/01/2028	100	115,722
Series 2017, Ref. RB	5.00%	06/01/2031	320	362,301
Series 2017, Ref. RB	5.00%	06/01/2035	255	284,539
Essex County Capital Resource Corp. (North Country Community College Foundation, Inc.);
Series 2017, Ref. RB	5.00%	06/01/2021	220	221,511
Series 2017, Ref. RB	5.00%	06/01/2022	235	243,044
Series 2017, Ref. RB	5.00%	06/01/2023	250	264,910
Series 2017, Ref. RB	5.00%	06/01/2024	255	275,104
Series 2017, Ref. RB	5.00%	06/01/2025	270	295,207

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                    Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Franklin (County of), NY Solid Waste Management Authority;
Series 2012, RB	5.00%	06/01/2027	$835	$ 873,276
Series 2015 A, RB(a)	5.00%	06/01/2023	270	295,763
Series 2015 A, RB(a)	5.00%	06/01/2024	285	322,623
Series 2019, RB(a)	4.00%	06/01/2021	780	786,435
Series 2019, RB(a)	4.00%	06/01/2022	810	843,437
Series 2019, RB(a)	4.00%	06/01/2023	845	906,803
Series 2019, RB(a)	4.00%	06/01/2024	875	962,561
Franklin County Civic Development Corp. (North Country Community College Foundation, Inc.);
Series 2017, Ref. RB	5.00%	06/01/2021	170	171,168
Series 2017, Ref. RB	5.00%	06/01/2022	180	186,161
Series 2017, Ref. RB	5.00%	06/01/2023	185	196,074
Series 2017, Ref. RB	5.00%	06/01/2024	195	210,501
Series 2017, Ref. RB	5.00%	06/01/2025	205	223,967
Geneseo Central School District; Series 2009, GO Bonds (INS - AGC)(b)	4.00%	05/01/2022	10	10,059
Glen Cove Local Economic Assistance Corp. (Tiegerman School); Series 2018 A, RB (Acquired 06/26/2018; Cost $1,415,000)(e)(f)	4.75%	07/01/2028	1,415	1,462,346
Hempstead Town Local Development Corp. (Molloy College);
Series 2017, Ref. RB	5.00%	07/01/2029	200	237,386
Series 2017, Ref. RB	5.00%	07/01/2030	170	200,469
Series 2017, Ref. RB	5.00%	07/01/2031	150	176,118
Series 2017, Ref. RB	5.00%	07/01/2032	275	321,684
Hudson Yards Infrastructure Corp.;
Series 2011, RB	5.25%	02/15/2047	4,700	4,716,403
Series 2012 A, RB	5.75%	02/15/2047	12,695	12,745,653
Series 2017 A, Ref. RB	5.00%	02/15/2038	2,125	2,508,329
Long Island (City of), NY Power Authority;
Series 2012 B, RB	5.00%	09/01/2026	10,000	10,652,200
Series 2012 B, RB	5.00%	09/01/2027	10,000	10,660,000
Series 2012 B, RB	5.00%	09/01/2029	14,825	15,798,706
Series 2016 B, Ref. RB	5.00%	09/01/2034	6,635	7,931,081
Series 2018, RB	5.00%	09/01/2035	11,000	13,722,720
Series 2020 A, Ref. RB	4.00%	09/01/2039	1,650	1,936,143
Series 2020 A, Ref. RB	4.00%	09/01/2040	215	251,382
Metropolitan Transportation Authority;
Series 2002 D-1, Ref. RB	5.00%	11/01/2025	4,000	4,269,520
Series 2002 D-1, Ref. RB	5.00%	11/01/2028	5,075	5,386,453
Series 2011 D, RB(c)(d)	5.00%	11/15/2021	5,000	5,171,700
Series 2012 C, Ref. RB(c)(d)	5.00%	11/15/2022	8,315	8,994,585
Series 2012 C, Ref. RB	5.00%	11/15/2029	7,135	7,579,296
Series 2012 C, Ref. RB	5.00%	11/15/2030	3,565	3,786,351
Series 2012 F, Ref. RB	5.00%	11/15/2030	20,000	21,241,800
Metropolitan Transportation Authority (Green Bonds); Series 2017 B-2, Ref. RB	5.00%	11/15/2034	1,875	2,280,319
Monroe County Industrial Development Corp. (Highland Hospital of Rochester); Series 2015, Ref. RB	5.00%	07/01/2026	350	407,635
Monroe County Industrial Development Corp. (Nazareth College of Rochester);
Series 2011, RB(c)(d)	5.00%	10/01/2021	200	205,556
Series 2017, Ref. RB	4.00%	10/01/2034	600	647,568
Monroe County Industrial Development Corp. (Rochester General Hospital (The));
Series 2013 A, Ref. RB	5.00%	12/01/2026	400	428,752
Series 2013 A, Ref. RB	5.00%	12/01/2027	345	368,957
Series 2013 A, Ref. RB	5.00%	12/01/2028	660	704,372
Monroe County Industrial Development Corp. (Rochester Regional Health);
Series 2020, Ref. RB	5.00%	12/01/2032	535	684,934
Series 2020, Ref. RB	5.00%	12/01/2033	1,815	2,312,854
Series 2020, Ref. RB	5.00%	12/01/2034	1,000	1,270,190
Monroe County Industrial Development Corp. (St. Ann’s Community); Series 2019, Ref. RB	4.00%	01/01/2030	1,415	1,526,941
Monroe County Industrial Development Corp. (St. John Fisher College); Series 2012 A, Ref. RB	5.00%	06/01/2023	615	647,527

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                    Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Nassau (County of), NY;
Series 2016 A, Ref. GO Bonds(c)(d)	5.00%	03/19/2021	$2,100	$ 2,582,160
Series 2016 C, GO Bonds	5.00%	04/01/2029	3,160	3,749,150
Series 2017 B, GO Bonds	5.00%	04/01/2031	365	439,570
Series 2018 B, GO Bonds (INS - AGM)(b)	5.00%	07/01/2036	5,850	7,225,452
Series 2018 B, GO Bonds (INS - AGM)(b)	5.00%	07/01/2038	5,450	6,690,311
Series 2018 B, GO Bonds (INS - AGM)(b)	5.00%	07/01/2039	4,775	5,848,372
Series 2019 B, Ref. GO Bonds (INS - AGM)(b)	5.00%	04/01/2039	2,895	3,652,593
Series 2019 B, Ref. GO Bonds (INS - AGM)(b)	5.00%	04/01/2040	3,950	4,972,299
Nassau (County of), NY Industrial Development Agency;
Series 2007 A-A, RB	5.95%	11/01/2022	195	192,291
Series 2007 A-C, RB	5.95%	11/01/2022	155	152,867
Series 2007 A-F, RB	5.95%	11/01/2022	155	152,895
Series 2007 A-G, RB	6.15%	11/01/2022	385	380,249
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group); Series 2014, Ref. RB	5.00%	07/01/2032	660	732,263
Nassau County Local Economic Assistance Corp. (Hispanic Counseling Center, Inc.); Series 2018 A-2, Ref. RB	4.70%	12/01/2028	1,620	1,554,568
Nassau County Local Economic Assistance Corp. (South Nassau Communities Hospital); Series 2012, Ref. RB	5.00%	07/01/2027	5,690	5,957,202
Nassau County Local Economic Assistance Corp. (Winthrop-University Hospital Association); Series 2012, Ref. RB(c)(d)	5.00%	07/01/2022	4,500	4,791,870
Nassau County Tobacco Settlement Corp.; Series 2006 A-2, RB	5.25%	06/01/2026	2,000	2,050,020
New Rochelle (City of), NY Industrial Development Agency (College of New Rochelle); Series 1999, Ref. RB (Acquired 08/15/2011; Cost $4,111,473)(f)(g)	5.25%	07/01/2027	4,111	82,229
New York & New Jersey (States of) Port Authority;
Series 2011, RB(c)(d)	5.00%	03/08/2021	3,000	3,002,430
Series 2012 172, RB(a)	5.00%	10/01/2025	7,505	7,873,721
Series 2012 172, RB(a)	5.00%	10/01/2028	10,000	10,484,600
Series 2012 172, RB(a)	5.00%	10/01/2030	13,075	13,708,614
Series 2012, RB	4.50%	07/15/2036	1,500	1,545,570
Series 2012, RB	4.00%	07/15/2037	1,000	1,024,950
Series 2014 185, Ref. RB(a)	5.00%	09/01/2026	12,500	14,265,125
Series 2014 186, Ref. RB(a)	5.00%	10/15/2031	3,775	4,302,254
Series 2017 202, Ref. RB(a)	5.00%	04/15/2037	12,235	14,441,093
Series 2017 206, Ref. RB(a)	5.00%	11/15/2042	5,000	5,925,000
Series 2018 207, Ref. RB(a)	5.00%	09/15/2030	3,385	4,163,685
Series 2018 207, Ref. RB(a)	5.00%	09/15/2032	1,555	1,890,211
Series 2019 217, RB	4.00%	11/01/2039	3,750	4,346,362
Series 2019 218, RB(a)	5.00%	11/01/2039	9,000	10,991,880
New York (City of), NY;
Series 1990 I, GO Bonds	7.75%	08/15/2027	45	46,548
Series 1996 J, GO Bonds	6.00%	02/15/2024	5	5,022
Series 1996 J, GO Bonds	5.50%	02/15/2026	5	5,020
Series 1996 J, GO Bonds (INS - FGIC)(b)	5.50%	02/15/2026	10	10,040
Series 1997 C, GO Bonds (INS - NATL)(b)	5.50%	11/15/2037	10	10,041
Series 2002 D, GO Bonds	5.50%	06/01/2028	5	5,020
Series 2004 B, GO Bonds	5.13%	08/01/2022	5	5,018
Series 2005 O, GO Bonds	5.00%	06/01/2023	5	5,018
Series 2011 HH, RB(c)(d)	5.00%	06/15/2021	2,800	2,838,500
Series 2012 B, GO Bonds	5.00%	08/01/2025	325	346,577
Series 2012 F, Ref. GO Bonds	5.00%	08/01/2026	500	521,430
Series 2012 F, Ref. GO Bonds	5.00%	08/01/2028	3,710	3,868,640
Series 2012 I, GO Bonds(c)(d)	5.00%	08/01/2022	2,000	2,137,840
Series 2013 D, GO Bonds	5.00%	08/01/2026	22,970	24,997,562
Series 2013 D, GO Bonds	5.00%	08/01/2027	26,090	28,387,746
Series 2013 E, GO Bonds(c)(d)	5.00%	02/01/2023	105	114,432
Series 2013 E, GO Bonds	5.00%	08/01/2026	18,760	20,415,945
Series 2013 E, GO Bonds	5.00%	08/01/2027	28,580	31,097,041

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                    Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Series 2017, Ref. RB	5.00%	06/15/2038	$15,000	$18,073,350
Series 2018 DD-2, Ref. RB	5.00%	06/15/2040	4,000	4,864,400
Series 2019 CC-1, RB	4.00%	06/15/2038	4,705	5,494,875
Series 2020 FF, Ref. RB	4.00%	06/15/2041	7,150	8,319,239
New York (City of), NY Industrial Development Agency (2002 Rosco, Inc.); Series 2002, IDR(a)	5.63%	06/01/2022	680	681,448
New York (City of), NY Industrial Development Agency (Queens Baseball Stadium);
Series 2006, RB(c)(d)	5.00%	03/15/2021	30	30,052
Series 2009, RB(c)(d)	6.13%	03/15/2021	175	175,366
Series 2009, RB(c)(d)	6.50%	03/15/2021	4,085	4,094,069
New York (City of), NY Industrial Development Agency (TrIPs Obligated Group); Series 2012 A, Ref. RB(a)	5.00%	07/01/2021	250	253,938
New York (City of), NY Industrial Development Agency (Yankee Stadium);
Series 2006, RB (CPI Rate + 0.85%), (INS - NATL)(b)(h)	2.25%	03/01/2023	6,550	6,693,183
Series 2006, RB (CPI Rate + 0.86%), (INS - NATL)(b)(h)	2.26%	03/01/2024	195	200,187
Series 2006, RB (CPI Rate + 0.87%) (INS - FGIC)(b)(h)	2.27%	03/01/2025	200	205,316
Series 2006, RB (CPI Rate + 0.88%) (INS - FGIC)(b)(h)	2.28%	03/01/2026	985	1,010,728
Series 2006, RB (CPI Rate + 0.89%) (INS - FGIC)(b)(h)	2.29%	03/01/2027	1,000	1,024,070
Series 2020, Ref. RB (INS - AGM)(b)	4.00%	03/01/2045	7,930	9,025,371
New York (City of), NY Municipal Water Finance Authority;
Series 2011 HH, RB	5.00%	06/15/2029	10,755	10,902,881
Series 2011 HH, RB	5.00%	06/15/2031	25,000	25,343,750
Series 2012 CC, Ref. RB	5.00%	06/15/2045	340	352,427
New York (City of), NY Transitional Finance Authority;
Series 2011 A, RB	5.00%	11/01/2026	1,000	1,031,690
Series 2011 A, RB	5.00%	11/01/2027	1,650	1,702,404
Series 2011 C, RB	5.00%	11/01/2039	5	5,016
Series 2011 D, RB	5.00%	11/01/2038	3,000	3,090,150
Series 2012 S-1, RB	5.00%	07/15/2027	1,880	1,996,955
Series 2012 S-1, RB	5.00%	07/15/2028	9,000	9,557,370
Series 2012 S-1, RB	5.00%	07/15/2029	10,000	10,615,000
Series 2012 S-1, RB	5.00%	07/15/2030	11,325	12,000,649
Series 2016 A-1, RB	5.00%	05/01/2037	3,085	3,662,481
Series 2017 A-E-1, RB	5.00%	02/01/2038	7,980	9,595,072
Series 2018 A-1, RB	5.00%	08/01/2037	1,655	2,043,048
Series 2018 A-1, RB	5.00%	08/01/2038	10,000	12,305,400
Series 2018 A-1, RB	5.00%	08/01/2040	17,600	21,535,360
Series 2018 C-2, RB	5.00%	05/01/2038	5,000	6,119,850
Series 2018 S-3, RB	5.00%	07/15/2037	2,450	2,992,969
Series 2018 S-3, Ref. RB	5.00%	07/15/2036	15,000	18,506,850
Series 2020, RB	4.00%	05/01/2040	15,000	17,199,900
Series 2021 E-1, RB	4.00%	02/01/2043	2,150	2,449,925
Series 2021 E-1, RB	4.00%	02/01/2046	9,500	10,751,910
New York (City of), NY Trust for Cultural Resources (Lincoln Center for Performing Arts);
Series 2020 A, Ref. RB	5.00%	12/01/2031	425	553,941
Series 2020 A, Ref. RB	5.00%	12/01/2032	535	692,675
Series 2020 A, Ref. RB	4.00%	12/01/2033	700	832,748
Series 2020 A, Ref. RB	4.00%	12/01/2034	950	1,124,543
Series 2020 A, Ref. RB	4.00%	12/01/2035	300	353,187
New York (County of), NY Tobacco Trust VI; Subseries 2016 A-1, Ref. RB	5.75%	06/01/2043	2,095	2,635,238

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                    Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Dormitory Authority;
Series 2012 A, Ref. RB	5.00%	12/15/2024	$1,045	$ 1,131,871
Series 2012 A, Ref. RB	5.00%	12/15/2029	17,000	18,387,710
Series 2012 B, RB	5.00%	03/15/2028	10,000	10,481,100
Series 2012 D, RB(c)(d)	5.00%	02/15/2022	1,135	1,186,722
Series 2012 D, RB	5.00%	02/15/2028	4,660	4,866,345
Series 2015 A-1, Ref. RB(e)	4.80%	12/01/2023	1,290	1,285,717
Series 2018 A, RB	5.00%	03/15/2037	8,000	9,747,040
Series 2018 A, RB	5.00%	03/15/2038	3,500	4,251,345
Series 2018 A, RB	5.00%	07/01/2040	4,250	5,267,152
Series 2018 C, Ref. RB	5.00%	03/15/2034	14,000	17,230,360
Series 2018 C, Ref. RB	5.00%	03/15/2036	2,000	2,445,680
Series 2018 E, Ref. RB	5.00%	03/15/2037	8,000	9,863,520
Series 2018 E, Ref. RB	5.00%	03/15/2039	10,000	12,250,600
Series 2018 E, Ref. RB	5.00%	03/15/2040	5,000	6,113,500
Series 2020 B, RN	5.00%	03/31/2021	10,000	10,040,900
Series 2020 D, Ref. RB	4.00%	02/15/2038	2,000	2,304,860
Series 2020 D, Ref. RB	4.00%	02/15/2039	4,415	5,072,614
New York (State of) Dormitory Authority (Brooklyn Law School); Series 2012 A, Ref. RB(c)(d)	5.00%	07/01/2022	1,255	1,334,655
New York (State of) Dormitory Authority (Cerebral Palsy Affiliates Program - Jawonio, Inc.); Series 2017 A, RB(e)	4.63%	12/01/2027	1,385	1,314,808
New York (State of) Dormitory Authority (Cerebral Palsy Affiliates Program - United Cerebral Palsy Associations of New York State, Inc.);
Series 2017 A-1, RB(e)	4.88%	09/01/2027	3,730	3,621,308
Series 2017 A-2, Ref. RB (Acquired 10/25/2017; Cost $1,705,000)(e)(f)	4.63%	10/01/2027	1,705	1,681,573
New York (State of) Dormitory Authority (Culinary Institute of America);
Series 2012, Ref. RB	5.00%	07/01/2028	500	521,845
Series 2013, RB	6.00%	07/01/2038	1,000	1,003,050
New York (State of) Dormitory Authority (Fordham University); Series 2020, RB	4.00%	07/01/2046	2,260	2,535,404
New York (State of) Dormitory Authority (Iona College);
Series 2012 A, Ref. RB	5.00%	07/01/2022	1,110	1,172,326
Series 2012 A, Ref. RB	5.00%	07/01/2023	1,000	1,058,200
Series 2012 A, Ref. RB	5.00%	07/01/2024	1,000	1,055,490
Series 2012 A, Ref. RB	5.00%	07/01/2025	1,000	1,053,160
Series 2012 A, Ref. RB	5.00%	07/01/2026	1,000	1,050,460
Series 2012 A, Ref. RB	5.00%	07/01/2027	1,000	1,048,590
New York (State of) Dormitory Authority (Montefiore Obligated Group);
Series 2018 A, Ref. RB	5.00%	08/01/2027	1,000	1,214,990
Series 2018 A, Ref. RB	5.00%	08/01/2028	1,000	1,236,460
Series 2018 A, Ref. RB	5.00%	08/01/2029	1,000	1,230,740
Series 2018 A, Ref. RB	5.00%	08/01/2033	4,275	5,163,046
New York (State of) Dormitory Authority (New School (The));
Series 2011, Ref. RB	5.00%	07/01/2023	5,165	5,241,804
Series 2016 A, Ref. RB	5.00%	07/01/2029	1,000	1,194,300
Series 2016 A, Ref. RB	5.00%	07/01/2030	1,800	2,137,824
New York (State of) Dormitory Authority (North General Hospital); Series 2003, Ref. RB	5.00%	02/15/2025	6,630	6,652,807
New York (State of) Dormitory Authority (Orange Regional Medical Center);
Series 2017, Ref. RB(e)	5.00%	12/01/2022	1,000	1,069,000
Series 2017, Ref. RB(e)	5.00%	12/01/2023	2,800	3,094,084
Series 2017, Ref. RB(e)	5.00%	12/01/2025	1,300	1,518,101
Series 2017, Ref. RB(e)	5.00%	12/01/2026	1,500	1,792,020
Series 2017, Ref. RB(e)	5.00%	12/01/2027	1,300	1,559,116
New York (State of) Dormitory Authority (Ozanam Hall of Queens Nursing Home, Inc.); Series 2006, RB (LOC - Allied Irish Banks PLC)(i)	5.00%	11/01/2021	5	5,015
New York (State of) Dormitory Authority (Rochester Institute of Technology); Series 2019 A, RB	5.00%	07/01/2049	5,000	6,080,150
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                    Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Dormitory Authority (School Districts Revenue Bond Financing Program);
Series 2012 C, RB	5.00%	10/01/2026	$1,025	$ 1,098,308
Series 2012 F, Ref. RB (INS - AGM)(b)	5.00%	10/01/2025	1,675	1,797,560
Series 2012 F, Ref. RB (INS - AGM)(b)	5.00%	10/01/2027	400	428,544
Series 2012 F, Ref. RB (INS - AGM)(b)	5.00%	10/01/2028	200	214,304
Series 2012 H, Ref. RB	5.00%	10/01/2026	1,690	1,812,829
Series 2012 H, Ref. RB	5.00%	10/01/2027	500	536,090
Series 2012 H, Ref. RB	5.00%	10/01/2028	400	428,348
Series 2012 H, Ref. RB	5.00%	10/01/2029	500	535,185
Series 2013 A, RB (INS - AGM)(b)	5.00%	10/01/2026	2,740	3,048,332
Series 2013 A, RB (INS - AGM)(b)	5.00%	10/01/2027	2,485	2,759,916
Series 2013 C, RB	5.00%	10/01/2026	1,665	1,851,913
Series 2013 C, RB	5.00%	10/01/2027	1,885	2,093,010
Series 2013 E, RB (INS - AGM)(b)	5.00%	10/01/2026	3,190	3,548,971
Series 2017 B, Ref. RB (INS - AGM)(b)	5.00%	10/01/2033	1,345	1,648,028
New York (State of) Dormitory Authority (St. John’s University);
Series 2012 A, RB(c)(d)	5.00%	07/01/2022	995	1,058,839
Series 2012, RB(c)(d)	5.00%	07/01/2022	3,285	3,495,766
Series 2012, RB	5.00%	07/01/2030	3,565	3,737,689
New York (State of) Dormitory Authority (St. Joseph’s College);
Series 2021, RB	5.00%	07/01/2021	35	35,439
Series 2021, RB	5.00%	07/01/2022	50	52,500
Series 2021, RB	5.00%	07/01/2023	60	64,948
Series 2021, RB	5.00%	07/01/2024	100	111,125
Series 2021, RB	5.00%	07/01/2025	90	102,273
Series 2021, RB	5.00%	07/01/2026	100	115,830
Series 2021, RB	5.00%	07/01/2027	120	141,124
Series 2021, RB	5.00%	07/01/2028	75	89,119
Series 2021, RB	5.00%	07/01/2029	100	119,638
Series 2021, RB	5.00%	07/01/2030	75	90,350
Series 2021, RB	4.00%	07/01/2035	200	215,844
New York (State of) Dormitory Authority (State University of New York Dormitory Facilities);
Series 2018 A, RB	5.00%	07/01/2036	3,060	3,720,409
Series 2018 A, RB	5.00%	07/01/2038	1,850	2,236,964
New York (State of) Dormitory Authority (United Cerebral Palsy Affiliates Pooled Loan Program No. 1); Series 2002 A, Ref. RB (INS - AMBAC)(b)	5.13%	07/01/2021	20	19,967
New York (State of) Dormitory Authority (Yeshiva University); Series 2009, Ref. RB	5.00%	09/01/2027	1,130	1,131,706
New York (State of) Housing Finance Agency;
Series 2019 K, RB	1.45%	05/01/2023	2,500	2,521,900
Series 2019, RB	1.63%	05/01/2023	1,500	1,501,005
New York (State of) Housing Finance Agency (Division Street); Series 2006 A, RB(a)	5.00%	02/15/2026	240	240,662
New York (State of) Housing Finance Agency (Green Bonds); Series 2018 H, RB	2.75%	11/01/2022	4,000	4,004,600
New York (State of) Housing Finance Agency (Secured Mortgage Program);
Series 2001 A, RB(a)	5.60%	08/15/2033	1,285	1,288,161
Series 2002 C, RB(a)	5.30%	08/15/2022	90	90,296
New York (State of) Housing Finance Agency (Tri-Senior Development Housing); Series 2007 A, RB (LOC - Fannie Mae)(a)(i)	5.10%	11/15/2023	815	817,967
New York (State of) Metropolitan Transportation Authority; Series 2012 C, RB	5.00%	11/15/2028	9,985	10,606,766
New York (State of) Mortgage Agency; Series 2018, Ref. VRD RB(a)(j)	0.06%	10/01/2039	30,890	30,890,000
New York (State of) State Dormitory Authority (Maimonides Medical Center);
Series 2020, RB	4.00%	02/01/2038	300	346,299
Series 2020, RB	4.00%	02/01/2039	400	460,680
Series 2020, RB	4.00%	02/01/2040	400	459,884
New York (State of) Thruway Authority;
Series 2012 I, RB(c)(d)	5.00%	01/01/2022	45,500	47,346,390
Series 2018 L, Ref. RB	5.00%	01/01/2035	3,995	4,900,507
New York City (City of), NY Industrial Development Agency (Yankee Stadium); Series 2006, RB (CPI Rate + 0.84%), (INS - FGIC)(b)(h)	2.24%	03/01/2022	8,655	8,773,573

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                    Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York City (City of), NY Transitional Finance Authority;
Series 2016 E-1, RB	5.00%	02/01/2037	$3,905	$ 4,607,549
Series 2020 S-1, RB	4.00%	07/15/2041	8,465	9,725,185
New York City Health and Hospitals Corp.;
Series 2021 A, Ref. RB	5.00%	02/15/2038	690	878,722
Series 2021 A, Ref. RB	5.00%	02/15/2040	1,615	2,045,123
New York City Housing Development Corp.;
Series 1999 E, RB	6.25%	05/01/2036	35	35,109
Series 2013 L-2-A, Ref. RB	3.60%	11/01/2033	3,000	3,075,720
Series 2017 C-2, RB	1.70%	07/01/2021	8,560	8,575,665
New York City Housing Development Corp. (Ocean Gate Development); Series 2007 B, RB(a)	5.35%	06/01/2025	1,860	1,881,725
New York Counties Tobacco Trust I;
Series 2000 A, RB	6.50%	06/01/2035	2,995	2,997,785
Series 2000 A, RB	6.63%	06/01/2042	3,295	3,297,834
New York Counties Tobacco Trust II;
Series 2001, RB	5.63%	06/01/2035	60	60,238
Series 2001, RB	5.75%	06/01/2043	135	135,198
New York Counties Tobacco Trust III; Series 2003, RB	6.00%	06/01/2043	690	691,187
New York Counties Tobacco Trust IV; Series 2005 A, Ref. RB	4.75%	06/01/2026	2,860	2,861,659
New York Counties Tobacco Trust VI;
Series 2016 A, Ref. RB	6.25%	06/01/2025	30	32,910
Series 2016 A, Ref. RB	5.63%	06/01/2035	500	541,245
Series 2016 A, Ref. RB	6.75%	06/01/2035	8,040	8,725,008
Series 2016 A, Ref. RB	6.45%	06/01/2040	830	982,811
Series 2016 A, Ref. RB	6.00%	06/01/2043	9,435	10,624,659
New York Liberty Development Corp. (1 World Trade Center Port Authority); Series 2011, RB	5.25%	12/15/2043	5,750	5,948,662
New York Liberty Development Corp. (4 World Trade Center);
Series 2011, Ref. RB	5.00%	11/15/2031	5,000	5,148,250
Series 2011, Ref. RB	5.00%	11/15/2044	5,000	5,143,250
New York State Environmental Facilities Corp.; Series 2004, RB	4.50%	06/15/2024	100	100,313
New York State Environmental Facilities Corp. (Green Bonds); Series 2020, Ref. RB	4.00%	10/15/2045	4,100	4,791,998
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority Projects - 2nd Resolution Bonds);
Series 2004 C, Ref. RB	4.50%	06/15/2030	15	15,038
Series 2017 E, RB	5.00%	06/15/2042	12,375	15,062,974
Series 2018 B, RB	5.00%	06/15/2038	2,755	3,438,681
New York State Urban Development Corp.;
Series 2020 A, RB	4.00%	03/15/2040	20,000	23,000,400
Series 2020 A, RB	5.00%	03/15/2041	2,500	3,112,875
Series 2020 C, Ref. RB	4.00%	03/15/2037	3,500	4,060,700
Series 2020 C, Ref. RB	4.00%	03/15/2045	11,015	12,521,191
New York Transportation Development Corp.;
Series 2020 A, Ref. RB(a)	5.00%	12/01/2034	900	1,114,308
Series 2020 A, Ref. RB(a)	5.00%	12/01/2036	900	1,111,050
Series 2020 A, Ref. RB(a)	4.00%	12/01/2038	1,000	1,127,830
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminal C&D Redevelopment);
Series 2016 A, RB(a)	5.00%	07/01/2034	4,250	4,778,785
Series 2018, RB(a)	5.00%	01/01/2034	3,370	3,978,453
Series 2020, RB(a)	5.00%	10/01/2035	5,000	6,172,050
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment);
Series 2016 A, RB(a)	5.00%	07/01/2030	1,000	1,131,260
Series 2016 A, RB(a)	4.00%	07/01/2033	4,000	4,311,520
New York Transportation Development Corp. (Terminal 4 JFK International Airport);
Series 2020, Ref. RB	5.00%	12/01/2031	1,100	1,389,564
Series 2020, Ref. RB	5.00%	12/01/2035	2,000	2,484,880
Newburgh (City of), NY Industrial Development Agency (Bourne & Kenney Redevelopment Co. LLC); Series 1999 A, RB(a)	5.75%	02/01/2032	2,450	2,460,559
Niagara Area Development Corp. (Niagara University); Series 2012 A, Ref. RB(c)(d)	5.00%	05/01/2022	320	335,843

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                    Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Niagara Falls (City of), NY;
Series 2016, Ref. GO Bonds (INS - BAM)(b)	5.00%	05/15/2028	$750	$ 900,847
Series 2016, Ref. GO Bonds (INS - BAM)(b)	5.00%	05/15/2029	850	1,020,008
Niagara Frontier Transportation Authority (Buffalo Niagara International Airport);
Series 2019, Ref. RB(a)	5.00%	04/01/2023	1,500	1,625,715
Series 2019, Ref. RB(a)	5.00%	04/01/2024	3,285	3,674,535
Series 2019, Ref. RB(a)	5.00%	04/01/2031	700	846,972
Series 2019, Ref. RB(a)	5.00%	04/01/2033	725	868,884
Niagara Tobacco Asset Securitization Corp.; Series 2014, Ref. RB	4.00%	05/15/2029	2,550	2,553,442
North Babylon Volunteer Fire Co., Inc.; Series 1997, RB (INS - AGC)(b)	5.75%	08/01/2022	265	265,803
Oneida County Local Development Corp. (Mohawk Valley Health System);
Series 2019, Ref. RB (INS - AGM)(b)	4.00%	12/01/2034	1,000	1,145,620
Series 2019, Ref. RB (INS - AGM)(b)	4.00%	12/01/2035	1,000	1,141,650
Series 2019, Ref. RB (INS - AGM)(b)	4.00%	12/01/2036	1,250	1,421,687
Series 2019, Ref. RB (INS - AGM)(b)	4.00%	12/01/2037	1,000	1,133,730
Oneida County Local Development Corp. (Utica College); Series 2019, Ref. RB	5.00%	07/01/2026	150	173,912
Onondaga (County of), NY Resource Recovery Agency;
Series 2019, RB (INS - AGM)(a)(b)	5.00%	05/01/2029	780	945,017
Series 2019, RB (INS - AGM)(a)(b)	5.00%	05/01/2030	275	330,875
Series 2019, RB (INS - AGM)(a)(b)	5.00%	05/01/2031	350	419,790
Series 2019, RB (INS - AGM)(a)(b)	5.00%	05/01/2032	455	543,393
Series 2019, RB (INS - AGM)(a)(b)	5.00%	05/01/2033	475	564,827
Series 2019, RB (INS - AGM)(a)(b)	5.00%	05/01/2034	500	592,845
Onondaga (County of), NY Trust for Cultural Resources (Abby Lane Housing Corp.);
Series 2017, Ref. RB	5.00%	05/01/2027	450	531,342
Series 2017, Ref. RB	5.00%	05/01/2028	600	705,402
Series 2017, Ref. RB	5.00%	05/01/2029	450	527,054
Series 2017, Ref. RB	5.00%	05/01/2030	835	972,190
Series 2017, Ref. RB	5.00%	05/01/2032	600	690,726
Onondaga (County of), NY Trust for Cultural Resources (Syracuse University);
Series 2019, Ref. RB	5.00%	12/01/2038	3,325	4,187,771
Series 2019, Ref. RB	5.00%	12/01/2039	5,865	7,369,607
Onondaga Civic Development Corp.; Series 2015, Ref. RB	5.00%	10/01/2025	115	121,989
Onondaga Civic Development Corp. (Le Moyne College);
Series 2012, Ref. RB	5.00%	07/01/2022	465	489,836
Series 2012, Ref. RB	5.00%	07/01/2023	490	516,230
Series 2012, Ref. RB	5.00%	07/01/2024	515	541,528
Series 2012, Ref. RB	5.00%	07/01/2025	540	566,498
Onondaga Civic Development Corp. (Upstate Properties Development, Inc.); Series 2011, RB(c)(d)	5.50%	12/01/2021	1,000	1,039,470
Orange (County of), NY Industrial Development Agency (St. Luke’s Hospital of Newburgh, New York); Series 2001 A, Ref. RB (INS - AGC)(b)	5.38%	12/01/2021	425	426,628
Orange County Funding Corp. (Mount St. Mary College);
Series 2012 A, Ref. RB	5.00%	07/01/2021	505	509,474
Series 2012 A, Ref. RB	5.00%	07/01/2022	530	552,043
Series 2012 B, Ref. RB	5.00%	07/01/2021	765	771,778
Series 2012 B, Ref. RB	5.00%	07/01/2022	805	838,480
Otsego County Capital Resource Corp. (Hartwick College);
Series 2015 A, Ref. RB	5.00%	10/01/2022	650	667,271
Series 2015 A, Ref. RB	5.00%	10/01/2023	700	728,308
Series 2015 A, Ref. RB	5.00%	10/01/2024	660	693,251
Poughkeepsie (City of), NY; Series 2019, Ref. GO Bonds	5.00%	06/01/2031	600	656,718
Public Housing Capital Fund Revenue Trust I; Series 2012, RB(e)	4.50%	07/01/2022	162	163,515
Ramapo Local Development Corp.; Series 2013, Ref. RB	5.00%	03/15/2028	295	311,479
Rensselaer (County of), NY Industrial Development Agency (Franciscan Heights, L.P.); Series 2004 A, IDR (LOC - JP Morgan Chase Bank)(a)(i)	5.38%	12/01/2025	1,030	1,033,152
Rockland (County of), NY; Series 2012 B, GO Bonds	5.00%	12/15/2022	600	648,282
Rockland Tobacco Asset Securitization Corp.; Series 2001, RB	5.63%	08/15/2035	70	70,641
Saratoga County Capital Resource Corp. (Skidmore College); Series 2014 B, Ref. RB	5.00%	07/01/2024	195	222,565

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                    Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Spring Valley (Village of), NY;
Series 2005, GO Bonds (INS - NATL)(a)(b)	5.00%	05/01/2021	$310	$ 311,132
Series 2005, GO Bonds (INS - NATL)(a)(b)	5.00%	05/01/2022	325	326,167
Series 2005, GO Bonds (INS - NATL)(a)(b)	5.00%	05/01/2023	335	336,162
Series 2005, GO Bonds (INS - NATL)(a)(b)	5.00%	05/01/2024	350	351,190
Series 2005, GO Bonds (INS - NATL)(a)(b)	5.00%	05/01/2025	365	366,241
Series 2007, GO Bonds (INS - AMBAC)(a)(b)	5.00%	06/15/2021	385	386,405
Series 2007, GO Bonds (INS - AMBAC)(a)(b)	5.00%	06/15/2022	405	406,276
St. Lawrence (County of), NY Industrial Development Agency (Clarkson University);
Series 2012 A, RB	5.25%	09/01/2033	1,050	1,080,901
Series 2017, Ref. RB	5.00%	09/01/2028	500	584,560
Series 2017, Ref. RB	5.00%	09/01/2031	690	794,466
St. Lawrence (County of), NY Industrial Development Agency (St. Lawrence University);
Series 2012, Ref. RB	5.00%	07/01/2024	300	323,370
Series 2012, Ref. RB	5.00%	07/01/2025	920	989,570
Series 2016 A, Ref. RB	5.00%	07/01/2028	300	358,785
Series 2016 A, Ref. RB	5.00%	07/01/2030	785	935,265
Series 2016 A, Ref. RB	5.00%	07/01/2031	450	534,389
Suffern (Village of), NY;
Series 2016, GO Bonds	5.00%	03/15/2021	375	375,630
Series 2016, GO Bonds	5.00%	03/15/2022	395	396,438
Series 2016, GO Bonds	5.00%	03/15/2023	310	311,119
Series 2016, GO Bonds	5.00%	03/15/2026	475	476,720
Suffolk (County of), NY Industrial Development Agency;
Series 1996, Ref. RB(g)(k)	6.70%	12/31/2021	2,330	23
Series 2007 A-C, RB	5.95%	11/01/2022	150	150,035
Series 2007 A-D, RB	5.95%	11/01/2022	235	235,052
Series 2007 A-F, RB	5.95%	11/01/2022	240	240,026
Suffolk (County of), NY Industrial Development Agency (Nissequogue Cogen Partners); Series 1998, Ref. RB(a)	5.50%	01/01/2023	540	544,757
Suffolk County Economic Development Corp. (Family Residences and Essential Enterprises, Inc.); Series 2012 B-A, RB(e)	6.75%	06/01/2027	400	393,568
Suffolk Tobacco Asset Securitization Corp.; Series 2012 B, RB	5.00%	06/01/2021	1,145	1,153,633
Sullivan County Infrastructure Local Development Corp. (Adelaar Infrastructure);
Series 2016 A-1, RB(e)	4.85%	11/01/2031	14,130	14,823,218
Series 2016 B-1, RB(e)	4.85%	11/01/2031	2,030	2,129,592
Series 2016 C-1, RB(e)	4.85%	11/01/2031	1,980	2,077,139
Series 2016 D-1, RB(e)	4.85%	11/01/2031	1,305	1,369,023
Syracuse (City of), NY Industrial Development Agency (Carousel Center); Series 2016 A, Ref. RB(a)	5.00%	01/01/2031	4,425	4,580,008
Town of Hempstead Local Development Corp. (Evergreen Charter School);
Series 2019, RB(e)	6.25%	12/01/2022	525	525,074
Series 2019, Ref. RB(e)	6.15%	12/01/2029	2,470	2,872,239
Triborough Bridge & Tunnel Authority;
Series 2012 B, Ref. RB	5.00%	11/15/2024	1,000	1,080,080
Series 2017 B, Ref. RB	5.00%	11/15/2036	11,110	13,398,771
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels);
Series 2018 C, Ref. RB	5.00%	11/15/2036	10,950	13,639,429
Series 2018 C, Ref. RB	5.00%	11/15/2038	5,000	6,185,950
Troy (City of), NY Industrial Development Authority (Rensselaer Polytechnic Institute); Series 2002 E, RB	5.00%	09/01/2031	1,000	1,016,250
TSASC, Inc.;
Series 2016 B, Ref. RB	5.00%	06/01/2045	3,130	3,398,523
Series 2017 A, Ref. RB	5.00%	06/01/2030	5,000	6,140,200
Series 2017 A, Ref. RB	5.00%	06/01/2031	5,000	6,110,000
Series 2017 A, Ref. RB	5.00%	06/01/2032	5,000	6,074,850
Series 2017 A, Ref. RB	5.00%	06/01/2033	5,000	6,045,600
Tuckahoe Union Free School District; Series 2008, GO Bonds(c)(d)	4.25%	03/18/2021	20	20,036
Valley Health Development Corp. (Valley Health Services); Series 2000 A, Ref. RB (CEP - GNMA)	6.75%	05/20/2022	25	25,118

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                    Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Westhampton Beach Union Free School District;
Series 2007, GO Bonds (INS - SGI)(b)	4.60%	03/01/2026	$75	$75,342
Series 2007, GO Bonds (INS - SGI)(b)	4.63%	03/01/2027	10	10,046
White Plains Housing Development Corp. (Battle Hill Houses, Section 8 Assisted); Series 1996 A, Ref. RB	6.65%	02/01/2025	35	37,955
Series 2011 A, GO Bonds(c)(d)	5.00%	10/01/2021	3,000	3,085,110
Yonkers (City of), NY Industrial Development Agency (Monastery Manor Associates, L.P.); Series 2005, RB(a)	5.00%	04/01/2025	1,455	1,459,889
Yonkers Economic Development Corp. (Lamartine/Warburton LLC - Charter School of Educational Excellence); Series 2019 A, RB	4.00%	10/15/2029	200	216,962
				1,472,548,139

Puerto Rico–10.71%
Children’s Trust Fund;
Series 2002, RB	5.38%	05/15/2033	24,785	24,937,180
Series 2002, RB	5.50%	05/15/2039	38,385	39,326,968
Puerto Rico (Commonwealth of);
Series 1998, GO Bonds(g)	5.00%	07/01/2028	25	21,531
Series 2007 A, GO Bonds(g)	5.00%	07/01/2024	165	142,519
Series 2007 A, GO Bonds(g)	5.25%	07/01/2029	15	12,994
Series 2008 A, Ref. GO Bonds(g)	5.50%	07/01/2023	5,000	4,343,750
Series 2011 E, Ref. GO Bonds(g)	5.38%	07/01/2030	1,400	1,181,250
Series 2012 A, Ref. GO Bonds(g)	5.50%	07/01/2026	240	196,800
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority; Series 2012 A, RB	5.25%	07/01/2024	7,750	8,158,502
Puerto Rico (Commonwealth of) Convention Center District Authority; Series 2006 A, RB (INS - FGIC)(b)(l)	5.00%	07/01/2023	150	136,687
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2004 PP, Ref. RB (INS - NATL)(b)	5.00%	07/01/2024	500	506,135
Series 2005 RR, RB (INS - NATL)(b)	5.00%	07/01/2021	285	286,528
Series 2005 RR, RB (INS - NATL)(b)	5.00%	07/01/2022	50	50,373
Series 2005 RR, RB (INS - NATL)(b)	5.00%	07/01/2024	280	283,436
Series 2005 SS, Ref. RB (INS - NATL)(b)	5.00%	07/01/2022	100	100,745
Series 2005 SS, Ref. RB (INS - NATL)(b)	5.00%	07/01/2023	830	840,184
Series 2008 WW-RSA-1, RB(g)	5.25%	07/01/2025	5,000	4,525,000
Series 2010 DDD, Ref. RB(g)	5.00%	07/01/2022	100	90,250
Series 2016 E-2, RB(g)	10.00%	07/01/2021	1,501	1,448,699
Series 2016 E-2, RB(g)	10.00%	01/01/2022	501	482,900
Series 2016 E-4, RB(g)	10.00%	07/01/2022	500	482,900
Puerto Rico (Commonwealth of) Highway & Transportation Authority;
Series 2002 D, RB (INS - AGM)(b)	5.00%	07/01/2027	835	863,148
Series 2003, RB(g)	5.75%	07/01/2022	7,995	979,387
Series 2003, RB(g)	5.00%	07/01/2023	135	16,538
Series 2003, RB(g)	5.00%	07/03/2028	90	11,025
Series 2005 K, RB(g)	5.00%	07/01/2021	4,355	1,556,912
Series 2005 K, RB(g)	5.00%	07/01/2024	7,760	2,774,200
Series 2005 K, RB(g)	5.00%	07/01/2025	14,545	5,199,837
Puerto Rico (Commonwealth of) Highway & Transportation Authority (Puerto Rico State Infrastructure Bank);
Series 1998, RB(g)	5.00%	07/01/2022	90	11,025
Series 1998, RB(g)	5.00%	07/01/2028	425	52,063
Series 1998, RB (INS - NATL)(b)	5.00%	07/01/2028	50	50,913
Puerto Rico (Commonwealth of) Industrial Tourist, Educational, Medical & Environmental Control Facilities Financing Authority;
Series 2012, Ref. RB	5.00%	10/01/2021	365	368,241
Series 2012, Ref. RB	5.00%	10/01/2022	415	423,649
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority;
Series 2000, RB(a)	6.63%	06/01/2026	20,400	21,114,000
Series 2012, Ref. RB	5.00%	10/01/2021	500	509,425

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                    Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Ana G. Mendez University System);
Series 2012, Ref. RB	5.00%	04/01/2021	$650	$652,138
Series 2012, Ref. RB	5.00%	04/01/2022	650	660,367
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Ryder Memorial Hospital); Series 1994 A, RB	6.70%	05/01/2024	1,235	1,068,127
Puerto Rico (Commonwealth of) Infrastructure Financing Authority (MEPSI Campus); Series 2007 A, RB(g)	6.25%	10/01/2024	885	356,212
Puerto Rico (Commonwealth of) Municipal Finance Agency;
Series 2002 A, RB (INS - AGM)(b)	5.25%	08/01/2021	70	70,411
Series 2002 A, RB (INS - AGM)(b)	4.75%	08/01/2022	20	20,224
Series 2002 A, RB (INS - AGM)(b)	5.00%	08/01/2027	500	516,855
Series 2005 A, RB	5.25%	08/01/2024	10,000	9,962,500
Puerto Rico (Commonwealth of) Public Buildings Authority (Government Facilities);
Series 2002 D, Ref. RB(g)	5.13%	07/01/2024	275	264,344
Series 2004 I, RB(g)	5.25%	07/02/2029	10,000	9,612,500
Series 2007 M, Ref. RB(g)	6.25%	07/01/2023	1,270	1,255,712
Series 2007 M, Ref. RB(d)(g)	10.00%	07/01/2034	1,400	1,405,250
Series 2007 M-2, Ref. RB (INS - AMBAC)(b)	10.00%	07/01/2035	1,250	1,315,787
Series 2007 N, Ref. RB(g)	5.50%	07/01/2025	30	29,063
Series 2009 P, Ref. RB(g)	6.25%	07/01/2026	50	49,063
Puerto Rico Public Finance Corp.; Series 2011 A, RB(g)	6.50%	08/01/2028	105,030	1,575,450
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB(m)	0.00%	07/01/2024	246	231,511
Series 2018 A-1, RB(m)	0.00%	07/01/2027	5,930	5,220,120
Series 2018 A-1, RB(m)	0.00%	07/01/2031	10,000	7,678,900
Series 2018 A-1, RB(m)	0.00%	07/01/2033	665	472,835
Series 2018 A-1, RB	4.50%	07/01/2034	487	531,517
Series 2018 A-1, RB	4.55%	07/01/2040	246	268,152
Series 2018 A-1, RB(m)	0.00%	07/01/2046	1	307
Series 2018 A-1, RB(m)	0.00%	07/01/2051	1	220
Series 2018 A-1, RB	4.75%	07/01/2053	1,809	1,974,397
Series 2018 A-1, RB	5.00%	07/01/2058	2,074	2,297,038
Series 2019 A-2, RB	4.33%	07/01/2040	2,504	2,693,428
Series 2019 A-2, RB	4.54%	07/01/2053	75	80,822
Series 2019 A-2, RB	4.78%	07/01/2058	1,004	1,097,944
University of Puerto Rico;
Series 2006 P, Ref. RB (Acquired 06/13/2007; Cost $8,500,000)(f)	5.00%	06/01/2022	8,500	8,457,500
Series 2006 Q, RB (Acquired 06/15/2007; Cost $7,410,000)(f)	5.00%	06/01/2023	7,410	7,335,900
Series 2006 Q, RB (Acquired 02/07/2007; Cost $300,000)(f)	5.00%	06/01/2030	300	291,000
				188,931,288

Virgin Islands–0.76%
Tobacco Settlement Financing Corp.; Series 2001, RB	5.00%	05/15/2031	620	621,438
Virgin Islands (Government of) (Matching Fund Loan Note - Diago); Series 2009 A, RB	6.75%	10/01/2037	660	663,188
Virgin Islands (Government of) Public Finance Authority;
Series 2006, RB (INS - NATL)(b)	5.00%	10/01/2023	3,380	3,433,370
Series 2006, RB (INS - NATL)(b)	5.00%	10/01/2024	850	863,362
Series 2006, RB (INS - NATL)(b)	5.00%	10/01/2025	3,760	3,818,882
Series 2006, RB (INS - NATL)(b)	5.00%	10/01/2026	1,715	1,741,823
Virgin Islands (Government of) Public Finance Authority (Federal Highway Grant Anticipation Revenue Loan Note); Series 2015, RB(e)	5.00%	09/01/2033	1,500	1,662,030
Virgin Islands (Government of) Public Finance Authority (Virgin Islands Gross Receipts Taxes Loan Note);
Series 2006, Ref. RB (INS - NATL)(b)	5.00%	10/01/2027	50	50,780
Series 2006, Ref. RB (INS - NATL)(b)	5.00%	10/01/2028	280	284,354
Series 2012, Ref. RB (INS - AGM)(b)	4.00%	10/01/2022	190	196,122
Virgin Islands (Government of) Public Finance Authority (Virgin Islands Matching Fund Loan Notes); Series 2009 C, Ref. RB	5.00%	10/01/2022	15	14,936

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                    Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Virgin Islands–(continued)
Virgin Islands (Government of) Water & Power Authority (Electric System); Series 2003, RB (INS - AMBAC)(b)	4.50%	07/01/2028	$125	$125,344

				13,475,629

Guam–0.69%
Guam (Territory of) Power Authority;
Series 2012 A, Ref. RB (INS - AGM)(b)	5.00%	10/01/2021	1,350	1,385,816

Series 2012 A, Ref. RB (INS - AGM)(b)	5.00%	10/01/2024	200	213,786

Series 2012 A, Ref. RB (INS - AGM)(b)	5.00%	10/01/2025	3,185	3,401,261

Series 2012 A, Ref. RB (INS - AGM)(b)	5.00%	10/01/2026	2,690	2,873,861

Series 2012 A, Ref. RB (INS - AGM)(b)	5.00%	10/01/2030	4,000	4,248,240

				12,122,964

Total Municipal Obligations (Cost $1,758,447,134)				1,687,078,020

			Shares
Common Stocks & Other Equity Interests–0.27%
New York–0.27%
CMS Liquidating Trust;
(Cost $6,838,400)(k)(n)			2,137	4,701,400

TOTAL INVESTMENTS IN SECURITIES(o) –95.93% (Cost $1,765,285,534)				1,691,779,420

OTHER ASSETS LESS LIABILITIES–4.07%				71,804,951

NET ASSETS–100.00%				$1,763,584,371

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC – American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
CEP	– Credit Enhancement Provider
CPI	– Consumer Price Index
FGIC	– Financial Guaranty Insurance Company
FHA	– Federal Housing Adminstration
GNMA	– Government National Mortgage Association
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
SGI	– Syncora Guarantee, Inc.
VRD	– Variable Rate Demand

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                    Invesco Rochester® Limited Term New York Municipal Fund

Notes to Schedule of Investments:

(a)	Security subject to the alternative minimum tax.
(b)	Principal and/or interest payments are secured by the bond insurance company listed.
(c)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2021 was $56,615,614, which represented 3.21% of the Fund’s Net Assets.

(f)	Restricted security. The aggregate value of these securities at February 28, 2021 was $19,310,548, which represented 1.09% of the Fund’s Net Assets.
(g)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2021 was $38,159,426, which represented 2.16% of the Fund’s Net Assets.

(h)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2021.
(i)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(j)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on February 28, 2021.

(k)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(l)	The issuer is paying less than stated interest, but is not in default on principal because scheduled principal payments have not yet begun.
(m)	Zero coupon bond issued at a discount.
(n)	Non-income producing security.
(o)

This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percent

Assured Guaranty Municipal Corp.	5.24%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                    Invesco Rochester® Limited Term New York Municipal Fund

Statement of Assets and Liabilities

February 28, 2021

Assets:
Investments in securities, at value
(Cost $1,765,285,534)	$1,691,779,420

Cash	49,153,428

Receivable for:
Investments sold	330,000

Fund shares sold	3,820,310

Interest	18,811,483

Investments matured, at value (Cost $7,156,725)	5,460,161

Investment for trustee deferred compensation and retirement plans	284,805

Other assets	599,398

Total assets	1,770,239,005

Liabilities:
Payable for:
Dividends	1,598,034

Fund shares reacquired	3,574,189

Accrued fees to affiliates	895,001

Accrued interest expense	3,259

Accrued trustees’ and officers’ fees and benefits	3,869

Accrued other operating expenses	128,785

Trustee deferred compensation and retirement plans	451,497

Total liabilities	6,654,634

Net assets applicable to shares outstanding	$1,763,584,371

Net assets consist of:
Shares of beneficial interest	$2,212,502,351

Distributable earnings (loss)	(448,917,980)

$1,763,584,371

Net Assets:
Class A	$1,411,110,694

Class C	$91,938,171

Class Y	$260,365,314

Class R6	$170,192

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	463,910,929

Class C	30,419,664

Class Y	85,583,345

Class R6	55,946

Class A:
Net asset value per share	$3.04

Maximum offering price per share (Net asset value of $3.04 ÷ 97.50%)	$3.12

Class C:
Net asset value and offering price per share	$3.02

Class Y:
Net asset value and offering price per share	$3.04

Class R6:
Net asset value and offering price per share	$3.04

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                    Invesco Rochester® Limited Term New York Municipal Fund

Statement of Operations

For the year ended February 28, 2021

Investment income:

Interest	$62,247,536

Expenses:
Advisory fees	6,804,181

Administrative services fees	249,308

Custodian fees	12,974

Distribution fees:
Class A	3,273,253

Class C	1,496,357

Interest, facilities and maintenance fees	1,840,799

Transfer agent fees — A, C and Y	1,559,440

Transfer agent fees — R6	56

Trustees’ and officers’ fees and benefits	78,035

Registration and filing fees	95,684

Reports to shareholders	65,950

Professional services fees	153,242

Taxes	2,132

Other	27,611

Total expenses	15,659,022

Less: Expense offset arrangement(s)	(1,111)

Net expenses	15,657,911

Net investment income	46,589,625

Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investment securities	(1,294,246)

Change in net unrealized appreciation (depreciation) of unaffiliated investment securities	(44,193,322)

Net realized and unrealized gain (loss)	(45,487,568)

Net increase in net assets resulting from operations	$1,102,057

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                    Invesco Rochester® Limited Term New York Municipal Fund

Statement of Changes in Net Assets

For the year ended February 28, 2021, period ended February 29, 2020, and the year ended December 31, 2019

	Year Ended February 28, 2021	Two Months Ended February 29, 2020	Year Ended December 31, 2019
Operations:
Net investment income	$46,589,625	$7,649,563	$49,442,632

Net realized gain (loss)	(1,294,246)	(7,940,222)	(11,691,002)

Change in net unrealized appreciation (depreciation)	(44,193,322)	42,780,899	84,069,674

Net increase in net assets resulting from operations	1,102,057	42,490,240	121,821,304

Distributions to shareholders from distributable earnings:
Class A	(38,600,056)	(6,558,733)	(42,982,279)

Class C	(3,189,341)	(715,798)	(7,207,733)

Class Y	(7,253,285)	(1,211,042)	(7,338,117)

Class R6	(6,365)	(673)	(613)

Total distributions from distributable earnings	(49,049,047)	(8,486,246)	(57,528,742)

Share transactions–net:
Class A	76,835,997	6,744,020	125,612,091

Class C	(98,360,991)	(5,524,456)	(194,003,712)

Class Y	30,889,591	6,972,700	47,252,278

Class R6	41,534	578	124,586

Net increase (decrease) in net assets resulting from share transactions	9,406,131	8,192,842	(21,014,757)

Net increase (decrease) in net assets	(38,540,859)	42,196,836	43,277,805

Net assets:
Beginning of year	1,802,125,230	1,759,928,394	1,716,650,589

End of year	$1,763,584,371	$1,802,125,230	$1,759,928,394

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                    Invesco Rochester® Limited Term New York Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/21	$3.12	$0.08	$(0.07)	$0.01	$(0.09)	$3.04	0.29	%(d)	$1,411,111	0.87	%(d)(e)	0.87	%(d)(e)	0.76	%(d)(e)	2.75	%(d)(e)	17%
Two months ended 02/29/20	3.06	0.01	0.07	0.08	(0.02)	3.12	2.45		1,370,661	0.76	(f)	0.90	(f)	0.76	(f)	2.67	(f)	1
Year ended 12/31/19	2.95	0.09	0.12	0.21	(0.10)	3.06	7.27		1,338,074	0.75		0.90		0.75		2.91		11
Year ended 12/31/18	2.76	0.08	0.20	0.28	(0.09)	2.95	10.38		1,168,856	0.85		1.03		0.85		2.77		36
Year ended 12/31/17	2.95	0.08	(0.18)	(0.10)	(0.09)	2.76	(3.51)		1,198,772	0.82		0.96		0.82		2.85		9
Year ended 12/31/16	3.01	0.10	(0.05)	0.05	(0.11)	2.95	1.64		1,613,157	0.88		0.98		0.88		3.29		21
Class C
Year ended 02/28/21	3.10	0.06	(0.07)	(0.01)	(0.07)	3.02	(0.47)		91,938	1.63	(e)	1.63	(e)	1.52	(e)	1.99	(e)	17
Two months ended 02/29/20	3.04	0.01	0.06	0.07	(0.01)	3.10	2.34		195,347	1.51	(f)	1.65	(f)	1.51	(f)	1.92	(f)	1
Year ended 12/31/19	2.93	0.06	0.13	0.19	(0.08)	3.04	6.51		197,113	1.51		1.66		1.51		2.15		11
Year ended 12/31/18	2.74	0.06	0.20	0.26	(0.07)	2.93	9.63		377,338	1.61		1.79		1.61		2.02		36
Year ended 12/31/17	2.93	0.06	(0.18)	(0.12)	(0.07)	2.74	(4.27)		432,706	1.57		1.71		1.57		2.13		9
Year ended 12/31/16	3.00	0.08	(0.06)	0.02	(0.09)	2.93	0.55		670,317	1.63		1.73		1.63		2.54		21
Class Y
Year ended 02/28/21	3.12	0.09	(0.07)	0.02	(0.10)	3.04	0.53		260,365	0.63	(e)	0.63	(e)	0.52	(e)	2.99	(e)	17
Two months ended 02/29/20	3.06	0.01	0.07	0.08	(0.02)	3.12	2.49		235,989	0.51	(f)	0.65	(f)	0.51	(f)	2.92	(f)	1
Year ended 12/31/19	2.95	0.10	0.12	0.22	(0.11)	3.06	7.53		224,615	0.51		0.66		0.51		3.15		11
Year ended 12/31/18	2.76	0.09	0.20	0.29	(0.10)	2.95	10.65		170,457	0.60		0.78		0.60		3.02		36
Year ended 12/31/17	2.95	0.09	(0.18)	(0.09)	(0.10)	2.76	(3.28)		142,546	0.57		0.71		0.57		3.04		9
Year ended 12/31/16	3.01	0.11	(0.05)	0.06	(0.12)	2.95	1.89		166,668	0.63		0.73		0.63		3.53		21
Class R6
Year ended 02/28/21	3.12	0.09	(0.07)	0.02	(0.10)	3.04	0.59		170	0.57	(e)	0.57	(e)	0.46	(e)	3.05	(e)	17
Two months ended 02/29/20	3.06	0.02	0.06	0.08	(0.02)	3.12	2.50		128	0.48	(f)	0.62	(f)	0.48	(f)	2.95	(f)	1
Period ended 12/31/19(g)	3.05	0.06	0.02	0.08	(0.07)	3.06	2.79		125	0.47	(f)	0.62	(f)	0.47	(f)	3.20	(f)	11

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the year ended February 28, 2021.
(e)	Ratios are based on average daily net assets (000’s omitted) of $1,337,892, $149,636, $231,894 and $201 for Class A, Class C, Class Y and Class R6 shares, respectively.
(f)	Annualized.
(g)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                    Invesco Rochester® Limited Term New York Municipal Fund

Notes to Financial Statements

February 28, 2021

NOTE 1-Significant Accounting Policies

Invesco Rochester® Limited Term New York Municipal Fund, formerly Invesco Oppenheimer Rochester® Limited Term New York Municipal Fund, (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek tax-free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to

26                    Invesco Rochester® Limited Term New York Municipal Fund

shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

27                    Invesco Rochester® Limited Term New York Municipal Fund

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.

Other Risks - The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

Up to $100 million	0.500%

Next $150 million	0.450%

Next $1.75 billion	0.400%

Next $3 billion	0.390%

Next $5 billion	0.380%

Over $10 billion	0.370%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended February 28, 2021, the effective advisory fee rate incurred by the Fund was 0.40%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 0.82%, 1.57%, 0.57% and 0.47%, respectively, of the Fund’s average daily net assets (the “expense limits”). Effective June 1, 2021 through at least June 30, 2021, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 1.50%, 2.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Advisor did not waive fees under this agreement during the period.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2021, IDI advised the Fund that IDI retained $24,638 in front-end sales commissions from the sale of Class A shares and $53,137 and $19,812 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

28                    Invesco Rochester® Limited Term New York Municipal Fund

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3-Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Obligations	$-	$1,687,078,020	$-	$1,687,078,020

Common Stocks & Other Equity Interests	-	-	4,701,400	4,701,400

Total Investments in Securities	-	1,687,078,020	4,701,400	1,691,779,420

Other Investments - Assets

Investments Matured	-	5,460,161	0	5,460,161

Total Investments	$-	$1,692,538,181	$4,701,400	$1,697,239,581

NOTE 4-Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,111.

NOTE 5-Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6-Cash Balances and Borrowings

Effective February 25, 2021, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $1.0 billion, collectively by certain Funds, and which will expire on February 24, 2022. Prior to February 25, 2021, the revolving credit and security agreement was for up to $2.5 billion. The revolving credit and security agreement is secured by the assets of the Fund.

During the year ended February 28, 2021, the average daily balance of borrowing under the revolving credit and security agreement was $36,397,397 with a weighted interest rate of 0.87%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees. At February 28, 2021, the Fund had no borrowings outstanding under this agreement.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2021 were $40,826,923 and 0.85%, respectively.

The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

29                    Invesco Rochester® Limited Term New York Municipal Fund

NOTE 7-Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended February 28, 2021, Period Ended February 29, 2020 and the Year Ended December 31, 2019:

	Year Ended February 28, 2021	Two months Ended February 29, 2020	Year Ended December 31, 2019

Ordinary income*	$ 315,481	$ 9,222	$ 576,143

Ordinary income-tax-exempt	48,733,566	8,477,024	56,952,599

Total distributions	$49,049,047	$8,486,246	$57,528,742

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed tax-exempt income	$38,444,585

Net unrealized appreciation – investments	(87,768,867)

Temporary book/tax differences	(446,670)

Capital loss carryforward	(399,147,028)

Shares of beneficial interest	2,212,502,351

Total net assets	$1,763,584,371

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to book to tax amortization differences and defaulted bonds.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2021, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$29,938,604	$369,208,424	$399,147,028

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8-Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2021 was $296,506,502 and $465,049,048, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$73,278,663

Aggregate unrealized (depreciation) of investments	(161,047,530)

Net unrealized appreciation (depreciation) of investments	$(87,768,867)

Cost of investments for tax purposes is $1,785,008,448.

NOTE 9-Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of defaulted bonds and bond market discounts, on February 28, 2021, undistributed net investment income was increased by $1,118,039, undistributed net realized gain (loss) was decreased by $1,122,511 and shares of beneficial interest was increased by $4,472. This reclassification had no effect on the net assets of the Fund.

NOTE 10-Share Information

	Summary of Share Activity

	Year ended February 28, 2021(a)		Two months ended February 29, 2020		Year ended December 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	46,187,433	$140,294,827	7,436,592	$23,018,905	38,639,062	$117,325,551

Class C	6,472,738	19,528,805	1,340,683	4,123,225	7,643,214	23,018,840

Class Y	27,304,244	83,026,423	4,369,871	13,520,947	28,162,858	85,436,352

Class R6(b)	48,471	144,395	-	-	40,727	124,218

30                    Invesco Rochester® Limited Term New York Municipal Fund

	Summary of Share Activity

	Year ended February 28, 2021(a)		Two months ended February 29, 2020		Year ended December 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	8,037,744	$24,283,302	1,684,259	$5,237,836	11,929,412	$36,361,392

Class C	713,525	2,137,307	178,358	551,094	2,035,685	6,144,165

Class Y	1,519,526	4,590,627	333,563	1,037,394	2,189,621	6,676,525

Class R6(b)	1,208	3,649	186	578	120	368

Automatic conversion of Class C shares to Class A shares:
Class A	31,179,846	95,038,322	1,563,838	4,855,276	51,971,451	159,265,381

Class C	(31,377,094)	(95,038,322)	(1,573,978)	(4,855,276)	(52,309,312)	(159,265,381)

Reacquired:
Class A	(60,501,255)	(182,780,454)	(8,517,145)	(26,367,997)	(61,599,101)	(187,340,233)

Class C	(8,339,530)	(24,988,781)	(1,738,856)	(5,343,499)	(21,200,802)	(63,901,336)

Class Y	(18,819,655)	(56,727,459)	(2,448,632)	(7,585,641)	(14,756,792)	(44,860,599)

Class R6(b)	(34,766)	(106,510)	-	-	-	-

Net increase (decrease) in share activity	2,392,435	$9,406,131	2,628,739	$8,192,842	(7,253,857)	$(21,014,757)

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 63% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

(b)	Commencement date after the close of business on May 24, 2019.

NOTE 11-Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

31                    Invesco Rochester® Limited Term New York Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Rochester® Limited Term New York Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Rochester® Limited Term New York Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for the year ended February 28, 2021, the two months ended February 29, 2020 and the year ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for the year ended February 28, 2021, the two months ended February 29, 2020 and the year ended December 31, 2019, and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights
For the year ended February 28, 2021, the two months ended February 29, 2020 and the year ended December 31, 2019 for Class A, Class C and Class Y For the year ended February 28, 2021, the two months ended February 29, 2020 and the period May 24, 2019 (commencement of operations) through December 31, 2019 for Class R6

The financial statements of Invesco Rochester® Limited Term New York Municipal Fund (formerly known as Oppenheimer Rochester® Limited Term New York Municipal Fund) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 22, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Houston, Texas
April 28, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor

32                    Invesco Rochester® Limited Term New York Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2020 through February 28, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (09/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/21)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/21)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,014.30	$4.35	$1,020.48	$4.36	0.87%
Class C	1,000.00	1,010.60	8.13	1,016.71	8.15	1.63
Class Y	1,000.00	1,015.50	3.15	1,021.67	3.16	0.63
Class R6	1,000.00	1,015.90	2.65	1,022.17	2.66	0.53

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2020 through February 28, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

33                    Invesco Rochester® Limited Term New York Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2021:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Qualified Business Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Business Interest Income*	0.00%
U.S. Treasury Obligations*	0.00%
Tax-Exempt Interest Dividends*	99.36%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

34                    Invesco Rochester® Limited Term New York Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			191	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                    Invesco Rochester® Limited Term New York Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	191	enaible, Inc. (artificial intelligence technology); Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	191	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	191	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	191	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization); Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	191	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2                    Invesco Rochester® Limited Term New York Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			191	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	191	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	191	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			191	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	191	Elucida Oncology (nanotechnology & medical particles company);

T-3                    Invesco Rochester® Limited Term New York Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees –(continued)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board member of Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest and Andrews and Kurth	191	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	191	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	191	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	191	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4                    Invesco Rochester® Limited Term New York Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris — 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

T-5                    Invesco Rochester® Limited Term New York Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

			N/A	N/A

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

T-6                    Invesco Rochester® Limited Term New York Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster — 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7                    Invesco Rochester® Limited Term New York Municipal Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242	Invesco Distributors, Inc.	O-ROLTNYM-AR-1

Annual Report to Shareholders	February 28, 2021

Invesco Rochester® Municipal Opportunities Fund
Nasdaq:
A: ORNAX ∎ C: ORNCX ∎ Y: ORNYX ∎ R5: IORHX ∎ R6: IORYX

Management’s Discussion of Fund Performance

Performance summary
For the year ended February 28, 2021, Class A shares of Invesco Rochester® Municipal Opportunities Fund (the Fund), at net asset value (NAV), outperformed the Bloomberg Barclays Municipal Bond Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/29/20 to 2/28/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.26%
Class C Shares	0.66
Class Y Shares	1.52
Class R5 Shares	1.58
Class R6 Shares	1.76
Bloomberg Barclays Municipal Bond Index▼	1.06
U.S. Consumer Price Index∎	1.68
Source(s): ▼RIMES Technologies Corp.; ∎Bloomberg L.P.

Market conditions and your Fund

The broad municipal bond market experienced positive returns for the seventh consecutive year in 2020, even despite the unexpected twist of the coronavirus (COVID-19) global pandemic that pierced the markets and forced society to navigate uncharted waters in March 2020.

Investment-grade municipal bonds returned 1.06%, high-yield municipal bonds returned 1.27%, and taxable municipal bonds returned 0.43% during the year.1

The year began with an unexpected major market shift as the global spread of COVID-19 ignited macroeconomic concerns. Significant equity market sell-offs incited a flight to quality that caused a strong municipal rally in February 2020. In March, however, a flight to cash caused extreme volatility and price declines across the municipal market.

Municipal funds averaged about $10 billion per week in outflows during March.2 Total fund outflows were $21 billion for the first quarter of 2020, with the majority in the high-yield segment.2 High-yield municipal funds generally hold anywhere from 30% to 60% of their portfolios in investment-grade securities. As a result, funds had been selling both high-yield and investment-grade securities into a distressed market to meet shareholder redemptions. This led to price declines across the municipal universe.

Continued uncertainty regarding COVID-19 and its economic effects caused other major dislocations in the marketplace, including US Treasuries. Near the end of March, 10-year AAA-rated† municipals traded at yields that were roughly 370% of the yield on comparable maturity US Treasuries, well above the historical norm of approximately 90%.3

The Coronavirus Aid, Relief, and Economic Security Act (CARES Act), enacted at the end of March, gave the US Federal Reserve (the Fed) the ability to invest in programs or facilities established by the Fed which included the

Municipal Liquidity Facility (MLF). The CARES Act also provided $150 billion for state and local governments and established the Disaster Relief Fund.

The Fed cut the federal funds rate twice in 2020 during unscheduled emergency meetings in March in response to COVID-19, consisting of half a percentage and whole percentage point leaving the target range 0.00% to 0.25%.4

Investors continued to sell municipal bonds in April amid disruption from the COVID-19 pandemic. However, May and June saw municipal market performance improve despite ongoing market turmoil. As April began, many states maintained quarantines with indeterminate timelines for closures of non-essential businesses.

Throughout the summer months, the municipal market began to rebound with gains that erased the earlier 2020 losses. The municipal market continued to benefit from federal support from the MLF which enabled two issuers per state, city, or county to use proceeds from the sale of notes to service their debt payments. While only two issuers accessed the MLF, the State of Illinois and the Metropolitan Transportation Authority, just the availability of the program provided a psychological safety net for the market.

As the COVID-19 pandemic continued into fall and winter, most states saw cases rise amid colder weather and holiday gatherings, which led to renewed restrictions on non-essential businesses and had a negative effect on the economy. Attention moved to the US Presidential election and medical advancements toward a vaccine.

We believe the election of Joe Biden and Kamala Harris, aligned with a Democrat-controlled Congress, could benefit municipal bonds given their stated support for numerous initiatives, including a larger stimulus bill and an infrastructure package, as well as health care and tax reform.

    A highly demanded second stimulus package was signed at the end of 2020. The $900 billion Omnibus Spending and COVID Relief Deal included funding for small businesses, the unemployed, and health care workers.

    In December, several pharmaceutical companies reported long-awaited breakthroughs and a vaccine with 95% effectiveness was approved for widespread distribution, significantly improving both investor and public sentiment.

    New municipal issuance totaled $465 billion for the year, up 3%5 from the previous year’s $449 billion. Taxable municipals played a significant role in this increase in 2020, having 43% of new issuance.5 This can be attributed to recent changes in tax laws. Municipalities are no longer able to refinance existing debt with new tax-exempt debt, thus causing an uptrend in taxable municipal issuance.     Municipal credits have a long history of low default rates as many provide essential services to all Americans. Most municipal issuers were in strong financial shape heading into the COVID-19 pandemic. Despite speculation, a flurry of downgrades has not yet occurred, mainly because most issuers have a rainy-day fund or cash on hand for difficult times. Though there could be small, isolated pockets of defaults in the future, we believe the vast majority of municipal bonds will stay current on principal and interest, as history has shown.

    At the close of the year, the House passed the $1.9 trillion American Rescue Plan Act of 2021. Subsequent to year-end, on March 11, 2021, this bill was signed into law. The US Food and Drug Administration issued an emergency use authorization for a third vaccine. February 2021 also brought $34 billion in municipal bond supply, higher than the average supply for the last five years for the month.

    During the year, security selection in non-rated bonds contributed to the Fund’s performance relative to its style-specific benchmark. At the close of the year, non-rated holdings accounted for approximately 44% of the Fund’s portfolio, as rated by national credit rating agencies. However, the holdings were assigned internal proprietary ratings that allowed us to take advantage of pricing anomalies in the high-yield municipal market. The Fund’s preference for revenue bonds over general obligation bonds also benefited its relative performance. At the sector level, security selection in the special tax and the industrial development revenue/pollution control revenue sectors contributed to the Fund’s relative performance. On a state level, security selection in Puerto Rico’s domiciled issues contributed to the Fund’s relative performance.

    Security selection in and underweight allocation to state general obligation bonds detracted from the Fund’s performance relative to the style-specific benchmark during the

2	Invesco Rochester® Municipal Opportunities Fund

year. Security selection in BBB-rated† bonds detracted from the Fund’s performance relative to its style-specific benchmark over the year. On a state level, security selection in California and Kansas holdings were detractor from the Fund’s relative results.

During the year, leverage contributed to the Fund’s performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Thank you for investing in Invesco Rochester® Municipal Opportunities Fund and for sharing our long-term investment horizon.

1 Source: Bloomberg Barclays

2 Source: Strategic Insight

3 Source: US Department of the Treasury

4 Source: US Federal Reserve

5 Source: The Bond Buyer

† A credit rating is an assessment provided by a NRSRO of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

Portfolio manager(s):

Michael Camarella

Scott Cottier

Mark DeMitry

Tim O’Reilly

Mark Paris

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opin ions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Rochester® Municipal Opportunities Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/11

1	Source: RIMES Technologies Corp.
2	Source: Bloomberg L.P.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Rochester® Municipal Opportunities Fund

Average Annual Total Returns
As of 2/28/21, including maximum applicable sales charges

Class A Shares
Inception (10/1/93)	4.91%
10 Years	7.98
5 Years	7.02
1 Year	-3.07

Class C Shares
Inception (8/29/95)	4.94%
10 Years	7.81
5 Years	7.24
1 Year	-0.30

Class Y Shares
Inception (11/29/10)	8.04%
10 Years	8.66
5 Years	8.20
1 Year	1.52

Class R5 Shares
10 Years	8.54%
5 Years	8.13
1 Year	1.58

Class R6 Shares
10 Years	8.52%
5 Years	8.09
1 Year	1.76

Effective May 24, 2019, Class A, Class C and Class Y shares of the Oppenheimer Rochester High Yield Municipal Fund, (the predecessor fund), were reorganized into Class A, Class C and Class Y shares, respectively, of the Invesco Oppenheimer Rochester® High Yield Municipal Fund. The Fund was subsequently renamed the In-vesco Rochester® Municipal Opportunities Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, and Class Y shares are those for Class A, Class C and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Rochester® Municipal Opportunities Fund

Supplemental Information

Invesco Rochester® Municipal Opportunities Fund’s investment objective is to seek tax-free income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Barclays Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.
∎	The U.S. Consumer Price Index is a measure of change in consumer prices as determined by the US Bureau of Labor Statistics.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Rochester® Municipal Opportunities Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments

Revenue Bonds	86.0%
General Obligation Bonds	11.5
Pre-Refunded Bonds	2.5

Top Five Debt Holdings

% of total net assets

1. Buckeye Tobacco Settlement Financing Authority, Series 2020 B-2, Ref. RB	2.2%

2. District of Columbia Tobacco Settlement Financing Corp., Series 2006 C, RB	1.5

3. Children’s Trust Fund, Series 2002, RB	1.4

4. Miami-Dade (County of), FL Water & Sewer System, Series 2019 B, RB	1.1

5. New York City Transitional Finance Authority Future Tax Secured Revenue, Series 2017 F-1, RB	1.1

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2021.

7	Invesco Rochester® Municipal Opportunities Fund

Schedule of Investments

February 28, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–105.79%
Alabama–3.83%
Alabama (State of) Port Authority; Series 2017 A, Ref. RB (INS - AGM)(a)(b)	5.00%	10/01/2028	$2,710	$3,278,802
Series 2017 A, Ref. RB (INS - AGM)(a)(b)	5.00%	10/01/2029	2,380	2,859,023
Birmingham (City of) & Jefferson (County of), AL Civic Center Authority; Series 2018 A, RB	4.00%	07/01/2043	7,040	7,653,184
Series 2018 A, RB	5.00%	07/01/2048	28,620	32,993,708
Series 2018 D, RB	5.00%	05/01/2035	1,365	1,652,141
Series 2018 D, RB	5.00%	05/01/2036	1,170	1,411,769
Birmingham (City of), AL; Series 2018 B, GO Wts.	5.00%	12/01/2036	1,700	2,096,576
Series 2018 B, GO Wts.	5.00%	12/01/2037	1,535	1,888,035
Series 2018 B, GO Wts.	5.00%	12/01/2038	1,575	1,932,431
Series 2018 B, GO Wts.	5.00%	12/01/2043	5,190	6,295,418
Birmingham-Jefferson Civic Center Authority; Series 2018, RB	5.00%	05/01/2048	12,870	15,165,364
Homewood (City of), AL Educational Building Authority (Samford University); Series 2017 A, Ref. RB	5.00%	12/01/2047	4,500	5,193,810
Hoover (City of), AL Industrial Development Board (United States Steel Corp.); Series 2019, RB(a)	5.75%	10/01/2049	15,000	17,065,350
Jefferson (County of), AL; Series 2013 C, Revenue Wts. (INS - AGM)(b)(c)	6.75%	10/01/2046	20,045	20,239,236
Series 2013 C, Revenue Wts. (INS - AGM)(b)(c)	6.90%	10/01/2050	17,500	17,672,900
Series 2013 D, Wts.	7.00%	10/01/2051	25,000	29,767,750
Series 2013 D, Wts.	6.50%	10/01/2053	31,500	37,109,520
Series 2013 F, Revenue Wts.(c)	7.50%	10/01/2039	21,895	22,182,700
Series 2013 F, Revenue Wts.(c)	7.75%	10/01/2046	30,000	30,399,600
Series 2013 F, Revenue Wts.(c)	7.90%	10/01/2050	24,050	24,381,168
Mobile (City of), AL Improvement District (McGowin Park); Series 2016 A, RB	5.25%	08/01/2030	500	520,875
Series 2016 A, RB	5.50%	08/01/2035	1,300	1,348,893
Mobile (County of), AL (Gomessa); Series 2020, RB(d)	4.00%	11/01/2045	2,590	2,650,917
Muscle Shoals, Sheffield & Tuscumbia Solid Waste Disposal Authority (Cherokee Industrial Landfill); Series 2020 A, RB(a)(d)	6.00%	05/01/2040	6,000	6,265,860
Series 2020 B, RB(d)	8.00%	05/01/2029	1,780	1,806,415
Tuscaloosa (County of), AL Industrial Development Authority (Hunt Refining); Series 2019 A, Ref. IDR(d)	5.25%	05/01/2044	13,365	15,216,186
				309,047,631

Alaska–0.00%
Alaska (State of) Industrial Development & Export Authority (Boys & Girls Home & Family Services, Inc.); Series 2007 C, RB(e)	5.88%	12/01/2027	1,650	82,500
Series 2007 C, RB(e)	6.00%	12/01/2036	500	25,000
				107,500

Arizona–2.01%
Arizona (State of) Industrial Development Authority (Academies of Math & Science); Series 2018 B, RB(d)	5.50%	07/01/2038	1,165	1,326,364
Series 2018 B, RB(d)	5.63%	07/01/2048	2,250	2,545,672
Series 2018 B, RB(d)	5.75%	07/01/2053	3,500	3,973,095
Arizona (State of) Industrial Development Authority (ACCEL Schools); Series 2018 A, RB(d)	5.13%	08/01/2038	2,515	2,760,841
Series 2018 A, RB(d)	5.25%	08/01/2048	3,945	4,292,831
Arizona (State of) Industrial Development Authority (Franklin Phonetic Charter School); Series 2017, Ref. RB(d)	5.50%	07/01/2037	580	623,500
Series 2017, Ref. RB(d)	5.75%	07/01/2047	680	728,260
Series 2017, Ref. RB(d)	5.88%	07/01/2052	645	693,336

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Arizona (State of) Industrial Development Authority (Leman Academy-Parker Colorado); Series 2019, RB(d)	5.00%	07/01/2054	$3,000	$3,124,530
Arizona (State of) Industrial Development Authority (Mater Academy of Nevada Mountain Vista Campus Project); Series 2018 A, RB(d)	5.25%	12/15/2038	1,415	1,566,249
Series 2018 A, RB(d)	5.50%	12/15/2048	2,260	2,503,515
Arizona (State of) Industrial Development Authority (Provident Group-NCCU Properties LLC); Series 2019 A, RB (INS - BAM)(b)	5.00%	06/01/2049	2,250	2,629,912
Series 2019 A, RB (INS - BAM)(b)	5.00%	06/01/2058	1,930	2,245,709
Cadence Community Facilities District (Assessment District No. 1); Series 2019, RB	4.50%	07/01/2043	445	475,567
East San Luis (City of), AZ Community Facilities District (Assessment Area One); Series 2007, RB(f)	6.38%	01/01/2028	800	744,568
Series 2009, Ref. RB(e)(f)	8.50%	01/01/2028	140	91,000
Glendale (City of), AZ Industrial Development Authority (The Beatitudes Campus); Series 2017, Ref. RB	5.00%	11/15/2045	3,100	3,312,567
La Paz (County of), AZ Industrial Development Authority (Charter School Solutions- Harmony Public Schools); Series 2018 A, RB	5.00%	02/15/2038	500	578,575
Series 2018 A, RB	5.00%	02/15/2048	1,200	1,365,420
Maricopa (County of), AZ Industrial Development Authority (Christian Care Surprise, Inc.); Series 2016, RB(d)	6.00%	01/01/2048	11,475	11,693,943
Maricopa (County of), AZ Industrial Development Authority (GreatHearts Arizona); Series 2017 C, RB	5.00%	07/01/2037	220	260,260
Series 2017 C, RB	5.00%	07/01/2048	405	469,877
Maricopa (County of), AZ Industrial Development Authority (Immanuel Campus of Care); Series 2006 B, Ref. RB(e)(f)	8.50%	04/20/2041	1,870	1,290,300
Merrill Ranch Community Facilities District No. 1 (Assessment Area One); Series 2006, RB	5.25%	07/01/2024	183	183,335
Merrill Ranch Community Facilities District No. 2; Series 2016, GO Bonds	5.25%	07/15/2040	810	926,203
Merrill Ranch Community Facilities District No. 2 (Assessment Area One); Series 2006, RB	5.25%	07/01/2024	166	166,284
Series 2006, RB	5.30%	07/01/2030	409	409,548
Parkway Community Facilities District; Series 2006, GO Bonds	5.30%	07/15/2025	420	386,215
Series 2006, GO Bonds	5.35%	07/15/2031	350	294,144
Phoenix (City of), AZ Industrial Development Authority (Downtown Phoenix Student Housing, LLC- Arizona State University); Series 2018 A, Ref. RB	5.00%	07/01/2042	1,000	1,118,800
Phoenix (City of), AZ Industrial Development Authority (Espiritu Community Development Corp. Charter School); Series 2006 A, RB	6.25%	07/01/2036	1,665	1,666,399
Phoenix (City of), AZ Industrial Development Authority (Freedom Academy, Inc.); Series 2016, RB(d)	5.50%	07/01/2046	4,135	4,567,645
Phoenix (City of), AZ Industrial Development Authority (Gourmet Boutique West LLC); Series 2007 B, IDR(a)	5.88%	11/01/2037	2,680	2,438,880
Phoenix (City of), AZ Industrial Development Authority (Leman Academy of Excellence - Oro Valley); Series 2019 A, RB(d)	5.00%	07/01/2049	595	610,982
Series 2019 A, RB(d)	5.00%	07/01/2054	530	543,886
Phoenix (City of), AZ Industrial Development Authority (Vista College Preparatory); Series 2018 A, RB	5.00%	07/01/2048	1,185	1,389,318
Phoenix Civic Improvement Corp.; Series 2018, RB(a)	5.00%	07/01/2048	10,000	11,746,200
Series 2020, RB	5.00%	07/01/2044	7,500	9,531,525
Pima (County of), AZ Industrial Development Authority; Series 2021, RB(d)	5.00%	07/01/2056	2,310	2,387,085
Pima (County of), AZ Industrial Development Authority (American Leadership Academy); Series 2015, Ref. RB(d)	5.63%	06/15/2045	2,250	2,433,060
Series 2017, RB(d)	5.00%	06/15/2052	2,970	3,018,649
Pima (County of), AZ Industrial Development Authority (Arizona Charter Schools Ref.); Series 2013 Q, Ref. RB	5.38%	07/01/2031	4,070	4,196,618
Pima (County of), AZ Industrial Development Authority (Christian Care Tuscon, Inc.); Series 2017 A, Ref. RB	5.00%	06/15/2037	1,550	1,749,299
Series 2017 C, RB	5.00%	12/15/2047	2,830	3,155,591

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Pima (County of), AZ Industrial Development Authority (Excalibur Charter School (The)); Series 2016, Ref. RB(d)	5.50%	09/01/2046	$2,400	$2,467,488
Pima (County of), AZ Industrial Development Authority (Milestones Charter School Refunding); Series 2017 A, Ref. RB(d)	6.50%	11/01/2047	5,530	5,725,485
Pima (County of), AZ Industrial Development Authority (New Plan Learning, Inc.); Series 2011 A, RB	8.13%	07/01/2041	2,950	2,949,764
Pima (County of), AZ Industrial Development Authority (P.L.C. Charter Schools); Series 2016, Ref. RB(d)	6.00%	12/01/2036	3,315	3,564,089
Series 2016, Ref. RB(d)	6.00%	12/01/2046	6,310	6,692,323
Pima (County of), AZ Industrial Development Authority (Paideia Academies (The)); Series 2015, RB(d)	6.00%	07/01/2035	1,025	1,116,338
Series 2015, RB(d)	6.13%	07/01/2045	3,310	3,569,173
Series 2019, RB	5.13%	07/01/2039	650	679,302
Series 2019, RB	5.25%	07/01/2049	810	842,335
Pinal (County of), AZ Industrial Development Authority (San Manuel Facility); Series 2006, RB(a)	6.25%	06/01/2026	500	530,070
Pinal (County of), AZ Industrial Development Authority (WOF SW GGP 1 LLC) (Green Bonds); Series 2018, RB(a)(d)	7.25%	10/01/2033	20,000	21,451,600
Show Low Bluff Community Facilities District (Assessment Area One); Series 2007, RB(d)	5.60%	07/01/2031	206	194,851
Southside Community Facilities District No. 1; Series 2008, RB(f)	7.25%	07/01/2032	1,022	912,554
Tempe (City of), AZ Industrial Development Authority (Friendship Village); Series 2012 A, Ref. RB	6.00%	12/01/2032	695	708,129
Series 2012 A, Ref. RB	6.25%	12/01/2042	1,550	1,577,264
Tempe (City of), AZ Industrial Development Authority (Mirabella at ASU); Series 2017 A, RB(d)	6.00%	10/01/2037	1,010	1,087,679
Series 2017 A, RB(d)	6.13%	10/01/2052	2,360	2,507,217
Verrado Community Facilities District No. 1; Series 2013 A, Ref. GO Bonds(d)	6.00%	07/15/2027	1,800	1,900,548
Series 2013 B, GO Bonds(d)	5.70%	07/15/2029	675	704,234
Series 2013 B, GO Bonds(d)	6.00%	07/15/2033	610	634,626
				162,030,626

Arkansas–0.04%
Cave Springs Municipal Property Owners’ Improvement District No. 3; Series 2007, GO Bonds(e)(f)	6.25%	02/01/2038	4,860	3,547,800

California–11.53%
Blythe (City of), CA Redevelopment Agency Successor Agency (Project No. 1); Series 2000 A, RB	6.20%	05/01/2031	165	165,284
California (State of); Series 2019, GO Bonds	5.00%	04/01/2049	3,200	3,931,904
California (State of) County Tobacco Securitization Agency; Series 2006 A, RB(g)	0.00%	06/01/2050	520,920	87,379,121
Series 2006 B, RB(g)	0.00%	06/01/2050	107,400	15,632,070
California (State of) County Tobacco Securitization Agency (Alameda County Tobacco Asset Securitization Corp.); Series 2002, RB	5.88%	06/01/2035	2,720	2,723,536
Series 2002, RB	6.00%	06/01/2042	19,120	19,144,856
California (State of) County Tobacco Securitization Agency (Fresno County Tobacco Funding Corp.); Series 2002, RB	6.13%	06/01/2038	5,000	5,002,800
Series 2006 A, RB(g)	0.00%	06/01/2046	127,310	25,337,236
Series 2006 B, RB(g)	0.00%	06/01/2046	33,920	6,505,856
Series 2006 C, RB(g)	0.00%	06/01/2055	215,100	20,387,178
California (State of) County Tobacco Securitization Agency (Stanislaus County Tobacco Funding Corp.); Series 2002 A, RB	5.88%	06/01/2043	6,425	6,433,352
California (State of) Enterprise Development Authority (Sunpower Corp. - Headquarters); Series 2010, RB	8.50%	04/01/2031	9,125	9,140,877
California (State of) Housing Finance Agency; Series 2019 A-1, RB	4.25%	01/15/2035	594	681,657
California (State of) Municipal Finance Authority (Linxs APM); Series 2018 A, RB(a)	5.00%	12/31/2043	10,800	12,748,752
Series 2018 A, RB(a)	5.00%	12/31/2047	2,750	3,229,133
Series 2018 B, RB(a)	5.00%	06/01/2048	2,575	3,018,312

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Pollution Control Financing Authority (Aemerge Redpak Services Southern California LLC); Series 2017, RB (Acquired 08/15/2017; Cost $3,000,000)(a)(d)(e)(h)	8.00%	12/01/2027	$3,000	$900,000
California (State of) Pollution Control Financing Authority (CalPlant I) (Green Bonds); Series 2017, RB(a)(d)(e)	7.50%	07/01/2032	6,075	3,948,750
Series 2017, RB(a)(d)(e)	8.00%	07/01/2039	14,995	9,746,750
Series 2020, RB(a)(d)	7.50%	07/01/2032	2,650	2,416,350
California (State of) School Finance Authority (Escuela Popular); Series 2017, RB(d)	6.50%	07/01/2050	4,130	4,585,126
California (State of) School Finance Authority (Grimmway Schools); Series 2016 A, RB(d)	5.25%	07/01/2051	5,945	6,479,812
California (State of) School Finance Authority (Kepler Neighborhood School); Series 2017 A, RB(d)	5.00%	05/01/2027	370	395,378
Series 2017 A, RB(d)	5.75%	05/01/2037	900	993,501
Series 2017 A, RB(d)	5.88%	05/01/2047	1,230	1,344,980
California (State of) School Finance Authority (Rocketship Education); Series 2017 A, RB(d)	5.13%	06/01/2047	595	650,496
Series 2017 A, RB(d)	5.25%	06/01/2052	665	729,325
California (State of) Statewide Communities Development Authority (NCCD-Hooper Street LLC-California College of the Arts); Series 2019, RB(d)	5.25%	07/01/2052	1,450	1,568,712
California (State of) Statewide Communities Development Authority (River Run Senior Apartments - Corona); Series 2003, RB(a)	6.75%	09/01/2037	10	10,014
California (State of) Statewide Communities Development Authority (Yucaipa Valley Water Reservoir); Series 2014, RB	6.00%	09/02/2044	7,505	7,763,622
California (State of) Statewide Financing Authority (Pooled Tobacco Securitization Program); Series 2002 A, RB	6.00%	05/01/2037	4,515	4,532,338
Series 2002 B, RB	6.00%	05/01/2043	12,030	12,136,826
Series 2002, RB	6.00%	05/01/2043	100	100,888
California (State of), CA Tobacco Securitization Agency (Alameda County Tobacco Asset Securitization Corp.); Series 2006 C, RB(g)	0.00%	06/01/2055	212,950	16,831,568
California Infrastructure & Economic Development Bank; Series 2017, RB(i)	5.00%	05/15/2052	31,530	37,519,754
City of Los Angeles Department of Airports; Series 2018 C, RB(a)(i)	5.00%	05/15/2044	55,750	66,024,725
Series 2018, Ref. RB(a)(i)	5.00%	05/15/2043	25,000	30,208,500
Del Mar Race Track Authority; Series 2015, Ref. RB	5.00%	10/01/2038	4,075	4,077,445
Desert Hot Springs (City of), CA Redevelopment Agency Successor Agency; Series 2017, Ref. RB (INS - BAM)(b)	5.00%	09/01/2030	1,215	1,466,031
Fremont Union High School District; Series 2013, GO Bonds	4.00%	08/01/2043	18,275	19,463,789
Fresno Unified School District; Series 2016 B, Ref. GO Bonds(g)	0.00%	08/01/2042	7,780	3,870,239
Garden Grove Unified School District (Election of 2016); Series 2019, GO Bonds	4.00%	08/01/2048	4,625	5,199,980
Golden State Tobacco Securitization Corp.; Series 2007 A-2, RB	5.30%	06/01/2037	31,350	32,616,540
Series 2017 A-1, Ref. RB	5.00%	06/01/2029	555	675,624
Lathrop (City of), CA (Community Facilities District No. 03-2); Series 2003, RB	7.00%	09/01/2033	1,060	1,063,911
Long Beach (City of), CA (Green Bonds); Series 2017 B, RB(a)	5.00%	05/15/2043	4,000	4,628,680
Los Angeles (City of), CA (Community Facilities District No. 8); Series 2010, RB	5.75%	09/01/2040	1,625	1,655,306
Los Angeles (City of), CA Department of Airports; Series 2016 A, RB(a)	5.00%	05/15/2033	1,500	1,758,330
Series 2021 A, Ref. RB(a)	5.00%	05/15/2046	5,000	6,223,200
Los Angeles (City of), CA Department of Airports (Los Angeles International Airport); Series 2018 A, RB(a)	5.00%	05/15/2035	1,000	1,217,290
Series 2018 A, RB(a)	5.00%	05/15/2036	1,385	1,680,739
Los Angeles (City of), CA Department of Water & Power; Series 2017 A, RB	5.00%	07/01/2047	10,000	11,847,900
Los Angeles County Facilities, Inc. (Vermont Corridor County Administration Building); Series 2018 A, RB	5.00%	12/01/2043	13,345	16,489,215
Series 2018 A, RB	5.00%	12/01/2051	7,875	9,647,977
Los Angeles Unified School District; Series 2020 C, GO Bonds	4.00%	07/01/2040	10,000	11,754,700
Series 2020 RYQ, GO Bonds	4.00%	07/01/2044	10,000	11,612,400
Maywood (City of), CA Public Financing Authority (Infrastructure Refinancing); Series 2008 A, Ref. RB	7.00%	09/01/2038	255	255,145
Morongo Band of Mission Indians (The); Series 2018 A, RB(d)	5.00%	10/01/2042	4,500	5,135,580
Placer (County of), CA (Placer Corporate Center Assessment District No. 1); Series 2000, RB	6.50%	09/02/2030	45	45,514

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Regents of the University of California; Series 2021 Q, RB	5.00%	05/15/2046	$25,000	$31,362,250
Regional Airports Improvement Corp. (Los Angeles International Airport - Continental Airlines, Inc. Cargo Facilities); Series 1994, RB(a)	9.25%	08/01/2024	5,485	5,517,362
Rialto (City of), CA Redevelopment Agency Successor Agency; Series 2018, Ref. RB	5.00%	09/01/2037	3,975	4,859,358
Sacramento (City of), CA (Convention Center Complex); Series 2018 A, RB	5.00%	06/01/2048	10,000	11,728,800
Sacramento (City of), CA Municipal Utility District (Green Bonds); Series 2020 H, RB	5.00%	08/15/2050	30,000	38,086,500
San Buenaventura (City of), CA (Community Memorial Health System); Series 2011, RB	8.00%	12/01/2031	2,000	2,094,120
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport); Series 2018 D, RB(a)	5.00%	05/01/2048	4,700	5,568,983
Series 2019 E, RB(a)	5.00%	05/01/2050	58,000	69,481,100
Santa Clara (County of), CA; Series 2013 B, GO Bonds	4.00%	08/01/2040	15,920	16,513,657
Silicon Valley Tobacco Securitization Authority (Santa Clara); Series 2007 A, RB(g)	0.00%	06/01/2036	60,785	26,101,687
Series 2007 A, RB(g)	0.00%	06/01/2047	58,990	13,498,682
Series 2007 B, RB(g)	0.00%	06/01/2047	13,505	2,974,206
Series 2007 C, RB(g)	0.00%	06/01/2056	61,600	6,920,760
State of California; Series 2020, Ref. GO Bonds(i)	4.00%	03/01/2037	12,500	14,783,125
Series 2020, Ref. GO Bonds(i)	4.00%	03/01/2038	15,000	17,684,850
Series 2020, Ref. GO Bonds(i)	4.00%	03/01/2040	13,000	15,245,490
Stockton Unified School District; Series 2011 D, GO Bonds (INS - AGM)(b)(g)	0.00%	08/01/2037	6,245	4,174,158
Series 2011 D, GO Bonds (INS - AGM)(b)(g)	0.00%	08/01/2038	12,115	7,820,232
Series 2011 D, GO Bonds (INS - AGM)(b)(g)	0.00%	08/01/2041	14,735	8,535,691
Series 2011 D, GO Bonds (INS - AGM)(b)(g)	0.00%	08/01/2043	17,145	9,222,981
University of California; Series 2021 BH, Ref. RB	4.00%	05/15/2051	25,000	29,535,000
Vacaville Unified School District; Series 2020 D, GO Bonds	4.00%	08/01/2042	1,000	1,150,230
Series 2020 D, GO Bonds	4.00%	08/01/2045	1,850	2,115,568
West Hollywood (City of), CA Community Development Department (East Side Redevelopment); Series 2011 A, RB	7.50%	09/01/2042	3,500	3,621,380
				931,331,044

Colorado–5.44%
3rd and Havana Metropolitan District; Series 2020 A, GO Bonds	4.50%	12/01/2030	2,485	2,616,183
Series 2020 A, GO Bonds	5.25%	12/01/2049	4,200	4,454,562
Series 2020 B, GO Bonds	7.75%	12/15/2049	1,925	2,011,837
Amber Creak Metropolitan District; Series 2017 A, Ref. GO Bonds	5.13%	12/01/2047	1,029	1,076,900
Series 2017 B, GO Bonds	7.75%	12/15/2047	464	485,901
Arista Metroplitan District; Series 2018 A, Ref. GO Bonds	5.00%	12/01/2038	1,240	1,330,718
Series 2018 A, Ref. GO Bonds	5.13%	12/01/2048	3,500	3,742,200
Aurora Crossroads Metropolitan District No. 2; Series 2020 A, GO Bonds	5.00%	12/01/2050	2,625	2,793,682
Series 2020 B, GO Bonds	7.75%	12/15/2050	4,500	4,721,085
Banning Lewis Ranch Metropolitan District No. 4; Series 2018 A, GO Bonds	5.75%	12/01/2048	3,260	3,514,117
Banning Lewis Ranch Metropolitan District No. 5; Series 2018 A, GO Bonds	5.75%	12/01/2048	2,195	2,366,012
Series 2018 B, GO Bonds	8.00%	12/15/2048	500	532,620
Base Village Metropolitan District No. 2; Series 2016 A, Ref. GO Bonds	5.75%	12/01/2046	3,100	3,230,789
Series 2016 B, Ref. GO Bonds	6.50%	12/15/2048	3,500	2,911,475
Bella Mesa Metropolitan District; Series 2020 A, GO Bonds(c)(d)	6.75%	12/01/2049	3,785	2,992,610
Belleview Village Metropolitan District; Series 2020, GO Bonds	4.95%	12/01/2050	870	920,382
Berthoud-Heritage Metropolitan District No. 1; Series 2019, RB	5.63%	12/01/2048	3,000	3,240,420
Blue Lake Metropolitan District No. 2; Series 2016 B, GO Bonds	8.00%	12/15/2046	500	519,735
Blue Lake Metropolitan District No. 3; Series 2018 A, GO Bonds	5.25%	12/01/2048	1,750	1,770,615
BNC Metropolitan District No. 1; Series 2017 B, GO Bonds	7.38%	12/15/2047	551	579,421

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Brighton Crossing Metropolitan District No. 4; Series 2017 B, GO Bonds	7.00%	12/15/2047	$670	$700,425
Brighton Crossing Metropolitan District No. 6; Series 2020 A, GO Bonds	5.00%	12/01/2050	2,000	2,100,700
Broadway Station Metropolitan District No. 3; Series 2019, GO Bonds	5.00%	12/01/2049	1,750	1,899,397
Bromley Park Metropolitan District No. 2; Series 2018 B, Ref. GO Bonds	6.38%	12/15/2047	1,000	1,060,070
Broomfield (City and County of), CO Midcities Metropolitan District No. 2; Series 2016 B, Ref. GO Bonds	7.75%	12/15/2046	1,919	1,991,826
Buffalo Ridge Metropolitan District; Series 2018 B, GO Bonds	7.38%	12/15/2047	2,734	2,923,412
Canyons Metropolitan District No. 5; Series 2017 A, Ref. GO Bonds	6.13%	12/01/2047	4,500	4,760,190
Canyons Metropolitan District No. 6; Series 2017 A, Ref. GO Bonds	6.13%	12/01/2047	2,000	2,115,640
Centerra Metropolitan District No. 1; Series 2020 A, Ref. GO Bonds	5.00%	12/01/2051	4,000	4,301,360
Cherrylane Metropolitan District; Series 2018 A, GO Bonds	5.25%	12/01/2047	1,338	1,417,036
Series 2018 B, GO Bonds	7.38%	12/15/2047	574	605,587
City Center West Commercial Metropolitan District; Series 2020 A, Ref. GO Bonds	7.00%	12/01/2049	3,995	4,443,039
Series 2020 B, GO Bonds	9.00%	12/15/2049	581	641,935
Clear Creek Station Metropolitan District No. 2; Series 2017 B, GO Bonds	7.38%	12/15/2047	500	524,665
Colliers Hill Metropolitan District No. 1; Series 2019 B, Ref. GO Bonds	8.00%	12/15/2048	1,500	1,597,920
Colorado (State of) Health Facilities Authority; Series 2019 A, Ref. RB	4.00%	01/01/2037	3,050	3,575,301
Colorado (State of) Health Facilities Authority (Commonspirit Health); Series 2019 A-2, Ref. RB	5.00%	08/01/2044	5,190	6,286,180
Colorado (State of) Health Facilities Authority (SCL Health System); Series 2019 B, Ref. RB	4.00%	01/01/2040	3,000	3,478,920
Colorado (State of) Health Facilities Authority (Volunteers of America Care); Series 2007 A, RB	5.30%	07/01/2037	705	663,800
Colorado (State of) International Center Metropolitan District No. 3; Series 2018 B, GO Bonds	7.50%	12/15/2038	1,040	1,102,639
Colorado (State of) International Center Metropolitan District No. 8; Series 2020, GO Bonds	6.50%	12/01/2050	15,000	15,809,100
Colorado Crossing Metropolitan District No. 2; Series 2020 A-2, GO Bonds	5.00%	12/01/2050	7,705	7,889,535
Series 2020 B, GO Bonds(d)	7.50%	12/15/2050	3,490	3,557,043
Copper Ridge Metropolitan District; Series 2019, RB	5.00%	12/01/2039	4,250	4,234,317
Series 2019, RB	5.00%	12/01/2043	2,750	2,702,122
Copperleaf Metropolitan District No. 3; Series 2017 A, GO Bonds	5.00%	12/01/2037	500	525,905
Series 2017 A, GO Bonds	5.13%	12/01/2047	700	734,181
Series 2017 B, GO Bonds	7.63%	12/15/2047	506	531,204
Country Club Highlands Metropolitan District; Series 2007, GO Bonds(f)(j)	7.25%	12/01/2037	1,025	871,250
Creekside Village Metropolitan District; Series 2019 A, GO Bonds	5.00%	12/01/2039	1,260	1,348,780
Series 2019 A, GO Bonds	5.00%	12/01/2049	2,165	2,299,923
Series 2019, GO Bonds	7.75%	12/15/2049	616	649,209
Cundall Farms Metropolitan District; Series 2017 B, GO Bonds	7.38%	12/15/2047	750	784,283
Series 2017 C, GO Bonds	12.00%	12/15/2049	792	818,318
Dacono Urban Renewal Authority; Series 2020, RB	6.25%	12/01/2039	4,010	4,235,442
Denver (City & County of), CO (United Airlines, Inc.); Series 2017, Ref. RB(a)	5.00%	10/01/2032	3,000	3,186,240
Denver Connection West Metropolitan District; Series 2017 A, GO Bonds	5.38%	08/01/2047	1,250	1,316,263
Denver Gateway Center Metropolitan District; Series 2018 A, GO Bonds	5.50%	12/01/2038	1,359	1,455,774
Series 2018 A, GO Bonds	5.63%	12/01/2048	2,130	2,276,374
Denver International Business Center Metropolitan District No. 1; Series 2019 B, GO Bonds	6.00%	12/01/2048	2,290	2,475,948
Deutsche Bank Spears/Lifers Trust; Series 2013, RB(i)	5.25%	01/01/2044	14,350	16,801,985
Dinosaur Ridge Metropolitan District; Series 2019 A, Ref. RB	5.00%	06/01/2049	1,275	1,348,504
Dublin North Metropolitan District No. 2; Series 2018 A, GO Bonds	5.13%	12/01/2047	1,672	1,768,073
Eagle River Water and Sanitation District; Series 2020 A, RB (INS - AGM)(b)	4.00%	12/01/2045	1,250	1,441,125
Series 2020 A, RB (INS - AGM)(b)	4.00%	12/01/2049	2,200	2,521,156
Elbert (County of), CO & Highway 86 Commercial Metropolitan District; Series 2008 A, RB(f)(j)	7.50%	12/01/2032	4,475	4,027,500
Elbert (County of), CO & Highway 86 Metropolitan District; Series 2016, Ref. GO Bonds(d)	5.75%	12/01/2046	2,600	2,986,776

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Erie (Town of), CO Farm Metropolitan District; Series 2016 A, GO Bonds	5.50%	12/01/2045	$2,000	$2,080,220
Series 2016 B, GO Bonds	7.75%	12/15/2045	600	622,932
Erie Commons Metropolitan District No. 2; Series 2019 B, Ref. GO Bonds	6.95%	12/15/2054	3,100	3,230,293
Evan’s Place Metropolitan District; Series 2020 MDD, GO Bonds	5.00%	12/01/2050	1,575	1,641,213
First Creek Village Metropolitan District; Series 2019 B, GO Bonds	6.75%	08/01/2049	515	559,666
Fitzsimons Village Metropolitan District No. 1; Series 2020, Ref. GO Bonds	5.00%	12/01/2049	1,040	1,102,275
Flying Horse Metropolitan District No. 3; Series 2019, Ref. GO Bonds(d)	6.00%	12/01/2049	2,965	3,138,393
Forest Trace Metropolitan District No. 3; Series 2020 B, GO Bonds	7.88%	12/15/2049	933	983,475
Godding Hollow Metropolitan District (In The Town of Frederick); Series 2018, GO Bonds	6.50%	12/01/2034	439	466,113
Green Valley Ranch East Metropolitan District No. 6; Series 2020 A, GO Bonds	5.88%	12/01/2050	3,325	3,593,726
Haskins Station Metropolitan District; Series 2019 A, GO Bonds	5.00%	12/01/2049	925	978,585
Hawthorn Metropolitan District No. 2; Series 2017 C, GO Bonds	10.00%	12/15/2051	928	967,570
Highlands-Mead Metropolitan District; Series 2020 B, GO Bonds(d)	7.75%	12/15/2050	515	540,549
Series 2020, GO Bonds	5.13%	12/01/2050	1,395	1,481,978
Home Place Metropolitan District; Series 2020 A, GO Bonds	5.75%	12/01/2050	2,340	2,526,943
Hunters Overlook Metropolitan District No. 5; Series 2019 B, GO Bonds	8.50%	12/15/2049	1,825	1,924,298
Hunting Hill Metropolitan District; Series 2018, Ref. GO Bonds	5.63%	12/01/2048	5,015	5,357,876
Iliff Commons Metropolitan District No. 3; Series 2016 A, GO Bonds	6.00%	12/01/2046	767	796,407
Interpark Metropolitan District; Series 2018, GO Bonds(d)	5.50%	12/01/2048	2,235	2,377,369
Interquest South Business Improvement District; Series 2017, GO Bonds	5.00%	12/01/2047	1,365	1,428,240
Jefferson (County of), CO Center Metropolitan District No. 1; Series 2020 B, Ref. RB	5.75%	12/15/2050	9,910	10,495,086
Jones District Community Authority Board; Series 2020 A, RB(c)	5.75%	12/01/2050	6,800	5,596,196
Karl’s Farm Metropolitan District No. 2; Series 2020 A, GO Bonds(d)	5.63%	12/01/2050	1,695	1,817,701
Kinston Metropolitan District No. 5; Series 2020 A, GO Bonds	5.13%	12/01/2050	2,900	3,119,588
Series 2020 B, GO Bonds	7.50%	12/15/2052	3,850	4,084,195
Lewis Pointe Metropolitan District; Series 2017, GO Bonds	7.75%	12/15/2047	1,548	1,526,746
Leyden Ranch Metropolitan District; Series 2017 B, GO Bonds	7.00%	12/15/2047	500	524,000
Series 2017 C, GO Bonds	11.00%	12/15/2050	600	610,968
Leyden Rock Metropolitan District No. 10; Series 2016 B, GO Bonds	7.25%	12/15/2045	1,195	1,242,286
Series 2017 C, Ref. GO Bonds	10.75%	12/15/2049	1,025	1,056,201
Littleton Village Metropolitan District No. 2; Series 2018, Ref. GO Bonds	7.63%	12/15/2028	1,140	1,217,896
Lochbuie Station Residential Metropolitan District; Series 2020 A, GO Bonds	5.75%	12/01/2050	1,185	1,270,711
Series 2020 B, GO Bonds	8.00%	12/15/2050	521	553,036
Meadowlark Metropolitan District; Series 2020 A, GO Bonds	5.13%	12/01/2050	750	796,763
Series 2020 B, GO Bonds	7.63%	12/15/2050	607	637,271
Millers Landing Business Improvement District; Series 2018 A, RB(d)	6.00%	12/01/2048	8,065	8,518,737
Series 2018 B, RB(d)	8.00%	12/01/2048	2,185	2,234,862
Mirabelle Metropolitan District No. 2; Series 2020 B, GO Bonds	7.38%	12/15/2049	1,473	1,536,192
Mountain Shadows Metropolitan District; Series 2016, Ref. GO Bonds	5.00%	12/01/2046	1,000	1,054,330
Mountain Sky Metropolitan District; Series 2020 A, GO Bonds	5.00%	12/01/2049	980	1,039,917
North Holly Metropolitan District; Series 2018 A, GO Bonds	5.50%	12/01/2048	1,760	1,872,165
North Range Metropolitan District No. 3; Series 2020 A, GO Bonds	5.25%	12/01/2050	7,320	7,903,111
Painted Prairie Public Improvement Authority; Series 2019, RB	5.00%	12/01/2049	17,000	18,316,310
Penrith Park Metropolitan District; Series 2019 A, GO Bonds	5.00%	12/01/2049	1,705	1,810,216
Series 2019 B, GO Bonds	8.75%	12/15/2049	900	943,452
Pinon Pines Metropolitan District No. 2; Series 2020, GO Bonds	5.00%	12/01/2050	1,195	1,276,738
Powhaton Road Metropolitan District No. 2; Series 2019 A, GO Bonds	5.63%	12/01/2048	2,290	2,447,987
Prairie Farm Metropolitan District; Series 2018 A, GO Bonds	5.25%	12/01/2048	2,290	2,459,803
Series 2018 B, GO Bonds	7.38%	12/15/2048	1,270	1,349,273

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Prairiestar Metropolitan District No. 2; Series 2016, GO Bonds	5.75%	12/01/2046	$2,595	$2,704,483
PV-ERU Holding Trust; Series 2019, RB(g)	0.00%	02/14/2039	12,585	2,642,850
Raindance Metropolitan District No. 2; Series 2019 B, GO Bonds	7.50%	12/15/2049	2,285	2,394,383
Remuda Ranch Metropolitan District; Series 2020 A, GO Bonds	5.00%	12/01/2050	2,300	2,365,642
Series 2020 B, GO Bonds	7.63%	12/15/2050	573	586,041
Rendezvous Metropolitan District No. 4; Series 2018 A, GO Bonds	5.63%	12/01/2048	4,340	4,636,726
Ridgeline Vista Metropolitan District; Series 2021 A, GO Bonds	5.25%	12/01/2060	1,000	1,033,950
Ritoro Metropolitan District; Series 2019 A, GO Bonds	5.00%	12/01/2049	2,000	2,126,280
Sabell Metropolitan District; Series 2020 A, GO Bonds(d)	5.00%	12/01/2050	1,060	1,137,815
Series 2020 B-3, GO Bonds(d)	8.25%	12/15/2050	605	632,322
Second Creek Farm Metropolitan District No. 3; Series 2019 A, GO Bonds	5.00%	12/01/2049	6,195	6,581,072
Series 2019 B, GO Bonds	7.63%	12/15/2049	1,696	1,783,768
Settler’s Crossing Metropolitan District No. 1; Series 2020 A, GO Bonds(d)	5.13%	12/01/2050	1,630	1,749,984
Series 2020 B, GO Bonds	7.63%	12/15/2050	598	630,489
Sheridan Station West Metropolitan District; Series 2017, GO Bonds	6.00%	12/01/2047	1,200	1,257,924
Sky Ranch Community Authority Board; Series 2019 B, RB	7.63%	12/15/2049	880	1,020,017
Series 2019, RB	5.00%	12/01/2049	2,835	3,109,570
South Aurora Regional Improvement Authority; Series 2018, RB	6.25%	12/01/2057	2,815	3,006,251
South Timnath Metropolitan District No. 1; Series 2019 A, GO Bonds	5.50%	12/01/2048	1,000	1,073,220
Series 2019 B, GO Bonds	8.00%	12/15/2048	2,208	2,343,262
Southglenn Metropolitan District; Series 2016, Ref. GO Bonds	5.00%	12/01/2036	810	841,793
Spring Valley Metropolitan District No. 3; Series 2020 A, GO Bonds	5.00%	12/01/2049	1,360	1,452,466
Series 2020 B, GO Bonds	8.50%	12/15/2049	1,330	1,403,336
Spring Valley Metropolitan District No. 4; Series 2020 A, GO Bonds	5.13%	12/01/2050	1,775	1,890,233
Series 2020 B, GO Bonds	7.63%	12/15/2050	2,810	2,960,813
STC Metropolitan District No. 2; Series 2019 B, GO Bonds	8.00%	12/15/2049	3,954	4,159,015
Sterling Ranch Community Authority Board; Series 2020 B, RB	7.13%	12/15/2050	750	797,865
Stone Creek Metropolitan District; Series 2018 A, GO Bonds	5.63%	12/01/2047	2,000	2,136,380
Series 2018, GO Bonds	7.88%	12/15/2047	600	637,158
Table Mountain Metropolitan District; Series 2016 B, GO Bonds(k)(l)	7.75%	12/15/2021	569	617,974
Tailholt Metropolitan District No. 3; Series 2018 A, GO Bonds	6.00%	12/01/2048	7,550	8,067,930
Tallyn’s Reach Metropolitan District No. 3; Series 2013, Ref. GO Bonds(k)(l)	5.00%	12/01/2023	294	326,775
Series 2016 A, GO Bonds	6.75%	11/01/2038	592	615,360
Talon Pointe Metropolitan District; Series 2019 A, Ref. GO Bonds	5.25%	12/01/2051	2,150	2,315,120
Three Springs Metropolitan District No. 1; Series 2020 B, Ref. GO Bonds	7.13%	12/15/2050	1,685	1,718,127
Timnath Ranch Metropolitan District No. 4; Series 2018 A, GO Bonds	5.25%	12/01/2037	1,500	1,598,355
Series 2018 A, GO Bonds	5.38%	12/01/2047	1,900	2,018,332
Series 2018 B, GO Bonds	7.75%	12/15/2047	953	1,012,229
Trails at Crowfoot Metropolitan District No. 3; Series 2019 A, GO Bonds	5.00%	12/01/2049	2,000	2,118,140
Transport Metropolitan District No. 3; Series 2021 A-1, GO Bonds	5.00%	12/01/2051	4,000	4,194,400
Series 2021 A-2, GO Bonds(c)	5.50%	12/01/2051	3,000	2,384,400
Two Bridges Metropolitan District; Series 2018 A, GO Bonds	5.63%	08/01/2048	1,610	1,717,146
Series 2018 B, GO Bonds	7.88%	08/01/2048	508	536,946
Village at Dry Creek Metropolitan District No. 2 (The); Series 2019, GO Bonds	4.38%	12/01/2044	1,570	1,617,885
Village at Southgate Metropolitan District; Series 2018 A, GO Bonds(d)	5.63%	12/01/2048	1,375	1,464,829
Villas Eastlake Reservoir Metropolitan District; Series 2016 A, GO Bonds	6.50%	12/01/2046	1,645	1,713,251

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Westcreek Metropolitan District No. 2; Series 2019 A, GO Bonds	5.38%	12/01/2048	$1,300	$1,388,205
White Buffalo Metropolitan District No. 3; Series 2020, GO Bonds	5.50%	12/01/2050	2,785	2,997,746
Wild Plum Metropolitan District; Series 2019 A, GO Bonds	5.00%	12/01/2049	600	646,356
Series 2019 B, GO Bonds(d)	7.75%	12/15/2049	504	539,623
Willow Bend Metropolitan District; Series 2019 B, GO Bonds	7.63%	12/15/2049	755	798,360
Willow Springs Metropolitan District; Series 2019 B, GO Bonds	7.75%	12/15/2049	650	681,532
Woodmen Heights Metropolitan District No. 1; Series 2012 A, Ref. GO Bonds	6.00%	12/01/2041	5,011	5,214,451
Series 2012 B, Ref. GO Bonds(k)(l)	7.30%	12/15/2021	26,763	28,173,500
Woodmen Heights Metropolitan District No. 2; Series 2020 B-1, Ref. GO Bonds	6.25%	12/15/2040	1,825	1,878,527
				439,158,101

Connecticut–0.13%
Connecticut (State of) Health & Educational Facilities Authority (Nuvance Health); Series 2019 A, Ref. RB	4.00%	07/01/2041	3,870	4,292,256
Series 2019 A, Ref. RB	4.00%	07/01/2049	5,000	5,469,000
Georgetown (City of), CT Special Taxing District; Series 2006 A, GO Bonds (Acquired 11/16/2006; Cost $480,879)(e)(f)(h)	5.13%	10/01/2036	470	56,400
Mashantucket Western Pequot Tribe; Series 2013, RB(e)	6.05%	07/01/2031	13,420	872,300
				10,689,956

District of Columbia–3.77%
District of Columbia (Howard University); Series 2011 A, RB(k)(l)	6.25%	04/01/2021	985	989,728
Series 2011 A, RB(k)(l)	6.50%	04/01/2021	21,135	21,240,700
District of Columbia (Rocketship DC Obligated Group - Issue No. 1); Series 2019 B, RB(d)	5.30%	06/01/2023	310	311,190
District of Columbia Tobacco Settlement Financing Corp.; Series 2001, RB	6.75%	05/15/2040	32,955	33,903,445
Series 2006 C, RB(g)	0.00%	06/15/2055	1,275,680	116,877,802
Series 2006 D, RB(g)	0.00%	06/15/2055	555,000	44,955,000
District of Columbia Water & Sewer Authority; Series 2018 B, RB	5.00%	10/01/2049	1,045	1,273,594
Metropolitan Washington Airports Authority; Series 2016 A, Ref. RB(a)(i)	4.00%	10/01/2035	11,530	12,676,774
Series 2019 A, Ref. RB(a)	5.00%	10/01/2044	3,500	4,262,545
Series 2019 A, Ref. RB(a)	5.00%	10/01/2049	16,585	20,087,089
Series 2020 A, Ref. RB(a)	4.00%	10/01/2036	3,400	3,944,544
Series 2020 A, Ref. RB(a)	4.00%	10/01/2038	3,020	3,479,855
Series 2020 A, Ref. RB(a)	4.00%	10/01/2039	2,385	2,740,723
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement); Series 2019 B, Ref. RB	4.00%	10/01/2049	20,000	22,016,600
Washington (State of) Metropolitan Airports Authority; Series 2018 A, Ref. RB(a)	5.00%	10/01/2037	11,000	13,365,330
Series 2018 A, Ref. RB(a)	5.00%	10/01/2048	1,810	2,153,393
				304,278,312

Florida–7.88%
Alachua (County of), FL Health Facilities Authority (Oak Hammock at the University of Florida); Series 2012 A, Ref. RB	8.00%	10/01/2032	750	822,368
Series 2012 A, Ref. RB	8.00%	10/01/2042	1,000	1,088,960
Series 2012 A, Ref. RB	8.00%	10/01/2046	1,000	1,087,330
Amelia Concourse Community Development District; Series 2007, RB(e)(f)	5.75%	05/01/2038	4,655	4,236,050
Series 2016, RB	6.00%	05/01/2047	2,015	2,136,807
Series 2019 A, RB	5.65%	05/01/2049	2,955	3,218,527
Series 2019 B-2, RB	7.25%	05/01/2029	1,265	1,279,548
Arlington Ridge Community Development District; Series 2006 A, RB	5.50%	05/01/2036	2,615	2,604,488
Belle Isle (City of), FL (Cornerstone Charter Academy and Cornerstone Charter High School); Series 2012, RB	6.00%	10/01/2042	7,555	7,924,893

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Broward (County of), FL; Series 2019 A, RB	5.00%	09/01/2044	$8,605	$10,355,085
Series 2019 A, RB(a)	5.00%	10/01/2044	8,400	10,091,844
Series 2019 A, RB(a)	5.00%	10/01/2049	16,405	19,628,911
Buckeye Park Community Development District; Series 2008 A, RB(e)(f)	7.88%	05/01/2038	5,845	2,513,350
Canaveral Port Authority; Series 2018 A, RB(a)	5.00%	06/01/2045	9,320	10,635,611
Capital Trust Agency, Inc. (Advantage Academy of Hillsborough); Series 2019 A, RB	5.00%	12/15/2049	1,545	1,687,851
Series 2019 A, RB	5.00%	12/15/2054	1,085	1,181,142
Capital Trust Agency, Inc. (Atlantic Housing Foundation Property); Series 2017 B, RB	6.00%	07/01/2042	3,200	3,005,888
Capital Trust Agency, Inc. (Elim Senior Housing, Inc.);
Series 2017, RB(d)	5.63%	08/01/2037	1,025	880,629
Series 2017, RB(d)	5.88%	08/01/2052	3,925	3,178,308
Capital Trust Agency, Inc. (Florida Charter Educational Foundation, Inc.); Series 2018 A, RB(d)	5.38%	06/15/2038	850	943,594
Series 2018 A, RB(d)	5.38%	06/15/2048	1,590	1,738,458
Capital Trust Agency, Inc. (Franklin Academy); Series 2020, RB(d)	5.00%	12/15/2050	3,955	4,250,953
Series 2020, RB(d)	5.00%	12/15/2055	2,845	3,052,144
Capital Trust Agency, Inc. (Paragon Academy of Technology and Sunshine Elementary Charter School); Series 2019 A, RB(d)	5.75%	06/01/2054	3,735	3,966,159
Series 2019 B, RB(d)	6.00%	06/01/2028	390	394,161
Capital Trust Agency, Inc. (Viera Charter Schools, Inc.); Series 2017 A, RB(d)	5.00%	10/15/2047	1,100	1,175,240
Series 2017 A, RB(d)	5.00%	10/15/2052	755	804,369
Carlton Lakes Community Development District; Series 2015, RB	5.63%	11/01/2036	760	826,872
Series 2015, RB	5.75%	11/01/2047	1,860	2,031,938
CFM Community Development District; Series 2004 A, RB(e)(f)	6.25%	05/01/2035	1,987	317,948
Series 2004 A-1, RB(f)	6.25%	05/01/2035	0	200
Series 2004 A-2, RB	6.25%	05/01/2035	7,695	7,019,764
Chapel Creek Community Development District; Series 2006 A, RB(e)(f)	5.50%	05/01/2038	7,075	6,367,500
City of South Miami Health Facilities Authority, Inc.; Series 2017, Ref. RB(i)	4.00%	08/15/2036	14,000	15,836,100
Clearwater Cay Community Development District; Series 2006 A, RB(e)(f)	5.50%	05/01/2037	13,074	7,452,213
Collier (County of), FL Industrial Development Authority (Gulf Coast Academy South); Series 2017 A, RB(d)	5.00%	12/01/2037	1,150	1,232,099
Series 2017 A, RB(d)	5.00%	12/01/2047	1,875	1,972,350
Creekside Community Development District; Series 2006, RB(e)(f)	5.20%	05/01/2038	1,690	760,500
CrossCreek Community Development District; Series 2007 A, RB(e)	5.60%	05/01/2039	15	12,236
Series 2016 A, RB	5.60%	05/01/2037	745	756,987
Escambia (County of), FL Health Facilities Authority; Series 2020, Ref. RB	4.00%	08/15/2045	7,000	7,787,430
Florida Development Finance Corp. (Florida Charter Foundation, Inc.); Series 2016 A, RB(d)	5.00%	07/15/2046	6,045	6,462,226
Florida Development Finance Corp. (Learning Gate Community School); Series 2018 A, Ref. RB	5.00%	02/15/2038	300	331,497
Series 2018 A, Ref. RB	5.00%	02/15/2048	985	1,081,294
Florida Development Finance Corp. (Virgin Trains USA Passenger Rail); Series 2019 A, Ref. RB(a)(d)(l)	6.38%	01/01/2026	13,000	12,641,590
Series 2019 A, Ref. RB(a)(d)(l)	6.50%	01/01/2029	14,305	13,725,647
Glades Correctional Development Corp.; Series 2017 A, RB (Acquired 03/07/2006-12/12/2011; Cost $4,615,504)(h)	7.00%	03/01/2030	4,616	4,122,799
Series 2017 B, RB (Acquired 03/07/2006-12/12/2011; Cost $63,084)(h)	1.00%	03/01/2030	2,531	1,138,758
Greater Lakes/Sawgrass Bay Community Development District; Series 2006 A, RB	5.50%	05/01/2038	2,620	2,620,943
Greater Orlando Aviation Authority; Series 2017 A, RB(a)	4.00%	10/01/2052	7,500	8,124,900
Series 2019 A, RB(a)	5.00%	10/01/2044	16,420	19,826,165
Series 2019 A, RB(a)	5.00%	10/01/2049	18,755	22,521,004
Highland Meadows Community Development District; Series 2006 A, RB	5.50%	05/01/2036	310	310,192

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Hillsborough (County of), FL Aviation Authority (Tampa International Airport); Series 2018 A, RB(a)	5.00%	10/01/2048	$11,500	$13,472,020
Series 2018 E, RB(a)	5.00%	10/01/2043	13,120	15,570,422
Hillsborough (County of), FL Port District (Tamp Port Authority); Series 2018 B, RB(a)	5.00%	06/01/2046	9,700	11,113,096
Indigo Community Development District; Series 2005, RB(e)(f)	5.75%	05/01/2036	4,775	3,342,500
Lake (County of), FL (Imagine South Lake Charter School Program); Series 2019, RB(d)	5.00%	01/15/2049	820	888,724
Series 2019, RB(d)	5.00%	01/15/2054	635	685,857
Lake (County of), FL (Lakeside at Waterman Village); Series 2020 A, Ref. RB	5.75%	08/15/2055	2,000	2,116,480
Lake (County of), FL (Village Veranda at Lady Lake); Series 2017 A-1, RB(d)	7.13%	01/01/2052	18,300	16,322,319
Lake Ashton II Community Development District; Series 2005 A, RB	5.38%	05/01/2036	2,018	1,966,955
Lake Helen (City of), FL (Ivy Hawn Charter School of the Arts); Series 2018 A, RB(d)	5.50%	07/15/2048	1,685	1,802,124
Series 2018 A, RB(d)	5.75%	07/15/2053	1,830	2,000,812
Lee (County of), FL Industrial Development Authority (Preserve (The)); Series 2017 A, RB(d)	5.75%	12/01/2052	1,785	1,822,842
Legends Bay Community Development District; Series 2007 A, RB	5.88%	05/01/2038	2,725	2,728,106
Magnolia Creek Community Development District; Series 2007 A, RB(e)(f)	5.90%	05/01/2039	5,360	964,800
Magnolia West Community Development District; Series 2017, RB	5.35%	05/01/2037	185	186,393
Miami (City of) & Dade (County of), FL School Board; Series 2015 A, Ref. COP	5.00%	05/01/2032	10	11,613
Miami-Dade (County of), FL; Series 2013 B, RB(a)	6.00%	10/01/2042	2,460	2,767,254
Series 2017 B, Ref. RB(a)	5.00%	10/01/2040	18,645	22,058,527
Miami-Dade (County of), FL Transit System; Series 2018, RB(i)	4.00%	07/01/2045	11,000	12,355,200
Miami-Dade (County of), FL Water & Sewer System; Series 2019 B, RB(i)	4.00%	10/01/2049	80,000	92,306,400
Montecito Community Development District; Series 2006 A, RB(e)(f)	5.50%	05/01/2037	5,210	3,959,600
Nassau (County of), FL (Nassau Care Centers, Inc.); Series 2008, RB	6.90%	01/01/2038	9,150	9,151,006
Naturewalk Community Development District; Series 2007 A, RB(e)(f)	5.50%	05/01/2038	4,345	1,564,200
Palm Beach (County of), FL Health Facilities Authority; Series 2020, RB	5.00%	06/01/2055	2,000	2,116,880
Palm Beach (County of), FL Health Facilities Authority (Baptist Health South Florida); Series 2019, RB	4.00%	08/15/2049	11,440	12,754,113
Palm Beach (County of), FL Health Facilities Authority (Sinai Residences of Boca Raton); Series 2014 A, RB	7.50%	06/01/2049	3,000	3,239,130
Palm Coast Park Community Development District; Series 2006, RB	5.70%	05/01/2037	10,900	10,909,701
Palm River Community Development District; Series 2007 A, RB(e)(f)	5.38%	05/01/2036	1,565	500,800
Pinellas (County of), FL Educational Facilities Authority (Pinellas Preparatory Academy); Series 2011 A, RB(k)(l)	7.13%	09/15/2021	2,250	2,329,695
Pinellas (County of), FL Industrial Development Authority (2017 Foundation for Global Understanding); Series 2019, RB	5.00%	07/01/2039	1,750	2,075,675
Polk (County of), FL Industrial Development Authority (Carpenter’s Home Estates); Series 2019, Ref. IDR	5.00%	01/01/2055	800	869,088
Polk (County of), FL Industrial Development Authority (Mineral Development LLC); Series 2020, RB(a)(d)	5.88%	01/01/2033	21,000	22,174,110
Portofino Isles Community Development District (Portofino Court); Series 2005, RB(e)(f)	5.60%	05/01/2036	5,905	3,543,000
Reunion East Community Development District; Series 2002 A-2, RB(e)(f)	7.38%	05/01/2033	1,425	14
Series 2005, RB(e)(f)	5.80%	05/01/2036	3,420	34
Series 2015-1, RB	6.60%	05/01/2033	445	453,548
Series 2015-2, RB	6.60%	05/01/2036	2,600	2,635,152
Ridgewood Trails Community Development District; Series 2007 A, RB	5.65%	05/01/2038	130	130,051
River Glen Community Development District; Series 2006 A, RB(e)(f)	5.45%	05/01/2038	1,792	1,792,430
Santa Rosa (City of), FL Bay Bridge Authority; Series 1996 C, RB (INS - ACA)(b)	6.25%	07/01/2028	131	131,475
Seminole (County of), FL Industrial Development Authority (Progressive Healthcare Providers/Fern Park, LLC Facility); Series 2005 A, RB	7.50%	03/01/2035	3,670	3,671,138
South Bay Community Development District; Series 2005 A, RB(e)(f)	5.95%	05/01/2036	5,110	51
Series 2005 A-1, Ref. RB	5.95%	05/01/2036	6,535	5,536,779
Series 2005 A-2, Ref. RB(e)(f)	6.60%	05/01/2036	8,750	4,410,612
Series 2005 B-1, Ref. RB(e)	5.13%	05/01/2023	5,205	5,202,529
Series 2005 B-2, Ref. RB(e)(f)	6.60%	05/01/2025	3,240	1,631,534

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
South Fork East Community Development District; Series 2013 A, Ref. RB	6.50%	05/01/2038	$3,355	$3,356,275
St. Johns (County of), FL Industrial Development Authority (Bayview); Series 2007 A, Ref. RB (Acquired 02/14/2007; Cost $992,657)(e)(f)(h)	5.25%	10/01/2041	1,000	700,000
St. Petersburg (City of), FL; Series 2019 A, RB	5.00%	10/01/2049	7,495	9,228,593
State of Florida; Series 2018, GO Bonds(i)	4.00%	07/01/2037	3,725	4,373,038
Series 2018, GO Bonds(i)	4.00%	07/01/2038	4,030	4,718,848
Series 2018, GO Bonds(i)	4.00%	07/01/2039	4,195	4,900,599
Series 2018, GO Bonds(i)	4.00%	07/01/2040	4,360	5,082,583
Tern Bay Community Development District; Series 2005 A, RB	5.38%	05/01/2037	590	590,555
Town Center at Palm Coast Community Development District; Series 2005, RB	6.00%	05/01/2036	12,945	12,953,026
Treeline Preserve Community Development District; Series 2007 A, RB(e)(f)	6.80%	05/01/2039	4,950	2,475,000
Villages of Avignon Community Development District; Series 2007 A, RB(e)(f)	5.40%	05/01/2037	755	52,850
Villages of Glen Creek Community Development District; Series 2016 A, RB	4.75%	05/01/2026	420	428,522
Series 2016 A, RB	5.25%	05/01/2036	1,080	1,112,875
Series 2016 A, RB	5.38%	05/01/2046	4,245	4,370,822
Waterford Estates Community Development District; Series 2006 A, RB(e)(f)	5.50%	05/01/2037	2,754	1,927,977
Water’s Edge Community Development District; Series 2012 A-1, Ref. RB	5.35%	05/01/2039	119	119,081
Series 2012 A-2, Ref. RB	6.60%	05/01/2039	1,835	1,855,222
Waterstone Community Development District; Series 2007 A, RB(c)(f)	6.88%	05/01/2037	1,214	848,322
Series 2007 B, RB(f)(g)	0.00%	11/01/2028	8,232	4,705,949
West Villages Improvement District; Series 2005 A-1, RB	5.75%	05/01/2036	8,695	8,707,608
Series 2005 A-2, RB(e)(f)	5.75%	05/01/2036	7,610	4,413,800
Westridge Community Development District; Series 2005, RB(e)	5.80%	05/01/2037	1,600	1,600,896
Westside Community Development District; Series 2019 2, RB(e)(f)	5.65%	05/01/2037	1,065	824,800
Series 2019 2, RB(e)(f)	7.20%	05/01/2038	520	407,545
Wyld Palms Community Development District; Series 2007 A, RB(e)(f)	5.50%	05/01/2038	4,340	1,041,600
Zephyr Ridge Community Development District; Series 2006 A, RB(e)(f)	5.63%	05/01/2037	2,634	1,159,169
				636,384,164

Georgia–1.86%
Atlanta (City of), GA; Series 2019 D, RB(a)	4.00%	07/01/2040	4,000	4,524,000
Atlanta (City of), GA Department of Aviation; Series 2019 B, RB(a)	5.00%	07/01/2044	23,280	28,179,276
Cobb (County of), GA Development Authority; Series 2016 A, Ref. RB (Acquired 10/03/2016; Cost $1,445,000)(d)(e)(h)	6.00%	07/01/2036	1,445	1,089,544
Series 2016 A, Ref. RB (Acquired 10/03/2016; Cost $5,342,026)(d)(e)(h)	6.00%	07/01/2051	5,440	3,826,442
DeKalb (County of), GA Housing Authority (Baptist Retirement Communities of Georgia, Inc. & Clairmont Crest, Inc.); Series 2019 A, Ref. RB(d)	5.00%	01/01/2039	7,325	6,250,056
Series 2019 A, Ref. RB(d)	5.13%	01/01/2049	6,000	4,859,160
Series 2019 A, Ref. RB(d)	5.25%	01/01/2054	5,000	4,052,950
Series 2019 B, Ref. RB(d)	6.13%	01/01/2027	2,800	2,729,776
Floyd (County of), GA Development Authority (The Spires at Berry College); Series 2018 A, RB	5.75%	12/01/2033	3,100	3,007,155
Series 2018 A, RB	6.00%	12/01/2038	6,850	6,617,305
Series 2018 A, RB	6.25%	12/01/2048	19,530	18,662,673
Series 2018 A, RB	6.50%	12/01/2053	13,210	12,945,272
Gainesville (City of) & Hall (County of), GA Development Authority; Series 2017, Ref. RB	5.00%	03/01/2047	7,360	6,647,478
Series 2017, Ref. RB	5.13%	03/01/2052	225	205,443
Georgia (State of) Road & Tollway Authority; Series 2014 A, RB(d)(g)	0.00%	06/01/2024	2,250	2,042,618
Series 2014 A, RB(d)(g)	0.00%	06/01/2034	3,750	1,701,938
Series 2014 B, RB(c)(d)	7.00%	06/01/2049	13,600	11,694,640
Georgia State Environmental Loan Acquisition Corp.; Series 2011, RB(k)(l)	5.13%	03/15/2021	1,055	1,056,888

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Georgia–(continued)
Houston (County of), GA Hospital Authority (Houston Hospitals, Inc.); Series 2016 A, Ref. RB	5.00%	10/01/2031	$7,965	$8,640,432
Main Street Natural Gas, Inc.; Series 2019 A, RB	5.00%	05/15/2043	3,400	4,029,884
Oconee (County of), GA Industrial Development Authority (Presbyterian Village Athens); Series 2018 A-1, RB	6.13%	12/01/2038	2,635	2,637,108
Series 2018 A-1, RB	6.25%	12/01/2048	3,675	3,655,375
Series 2018 A-1, RB	6.38%	12/01/2053	3,090	3,062,345
Series 2018 A-2, RB(l)	5.50%	12/01/2028	2,090	2,074,221
Series 2018, RB	5.50%	12/01/2028	6,375	6,268,027
				150,460,006

Hawaii–0.08%
Hawaii (State of); Series 2020 A, Ref. RB(a)	4.00%	07/01/2033	2,250	2,648,160
Series 2020 A, Ref. RB(a)	4.00%	07/01/2036	600	698,382
Series 2020 C, Ref. RB	4.00%	07/01/2037	600	716,526
Series 2020 C, Ref. RB	4.00%	07/01/2038	750	887,850
Series 2020 C, Ref. RB	4.00%	07/01/2040	425	500,365
Hawaii (State of) Department of Transportation; Series 1997, RB(a)	5.63%	11/15/2027	610	611,342
Kuakini Health System; Series 2002 A, RB	6.30%	07/01/2022	760	762,820
				6,825,445

Idaho–0.04%
Idaho (State of) Health Facilities Authority (Valley Vista Care Corp.); Series 2017 A, Ref. RB	5.25%	11/15/2047	960	962,611
Idaho (State of) Housing & Finance Association (Compass Public Charter School, Inc.); Series 2018 A, RB(d)	6.00%	07/01/2039	370	440,126
Series 2018 A, RB(d)	6.00%	07/01/2054	1,135	1,324,988
Series 2018 B, RB(d)	5.88%	07/01/2022	60	60,228
Nampa Local Improvement District No. 148; Series 2010, RB	6.63%	09/01/2030	84	86,346
				2,874,299

Illinois–4.26%
Caseyville (Village of), IL; Series 2004, RB(e)(f)	7.00%	12/30/2022	30,685	306,850
Chicago (City of), IL (Chicago Midway International Airport); Series 2014 A, Ref. RB(a)	5.00%	01/01/2033	3,000	3,304,230
Chicago (City of), IL (Chicago O’Hare International Airport); Series 2018 B, RB	5.00%	01/01/2053	16,890	20,039,478
Series 2018, RB(a)	5.00%	07/01/2048	3,750	4,347,413
Chicago (City of), IL (Cottage View Terrace Apartments); Series 2000 A, RB (CEP - GNMA)(a)	6.13%	02/20/2042	30	30,052
Chicago (City of), IL (O’Hare International Airport); Series 2017 D, RB(a)	5.00%	01/01/2047	2,500	2,859,350
Series 2017 D, RB(a)	5.00%	01/01/2052	5,000	5,704,450
Series 2018 A, Ref. RB(a)	5.00%	01/01/2048	24,000	28,217,760
Chicago (City of), IL Board of Education; Series 2016 A, Ref. GO Bonds	7.00%	12/01/2044	7,000	8,417,010
Series 2016 B, GO Bonds	6.50%	12/01/2046	1,500	1,807,680
Series 2016, RB	6.00%	04/01/2046	5,700	6,808,194
Series 2018, RB	5.00%	04/01/2046	7,555	8,695,654
Chicago (City of), IL Metropolitan Water Reclamation District (Green Bonds); Series 2015 A, GO Bonds	5.00%	12/01/2044	6,870	7,871,921
Du Page (County of), IL Special Service Area No. 31; Series 2006, RB	5.63%	03/01/2036	873	876,963
Franklin Park (Village of), IL; Series 2011, GO Bonds (INS - AGM)(b)	6.25%	07/01/2030	1,585	1,613,387
Gilberts (Village of), IL Special Service Area No. 24 (The Conservancy); Series 2014 A, RB	5.38%	03/01/2034	2,069	2,069,570
Harvey (City of), IL; Series 2007 A, Ref. GO Bonds (Acquired 09/02/2009; Cost $4,913,092)(e)(h)	5.50%	12/01/2027	6,165	4,223,025
Series 2007 A, Ref. GO Bonds (Acquired 09/03/2009; Cost $1,365,806)(e)(h)	5.63%	12/01/2032	1,800	1,233,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of); Series 2006, GO Bonds	5.50%	01/01/2029	$5,000	$6,163,400
Series 2014, GO Bonds	5.00%	02/01/2039	2,865	3,051,454
Series 2016 A, RB	4.00%	06/15/2032	5,000	5,456,750
Series 2016 C, Ref. RB	4.00%	06/15/2031	5,000	5,474,700
Series 2016 D, Ref. RB	4.00%	06/15/2030	10,625	11,670,606
Series 2017 C, GO Bonds	5.00%	11/01/2029	22,625	25,908,114
Series 2018 A, Ref. GO Bonds	5.00%	10/01/2029	6,500	7,697,625
Series 2018 A, Ref. GO Bonds	5.00%	10/01/2033	3,360	3,898,440
Series 2018 B, Ref. GO Bonds	5.00%	10/01/2030	3,000	3,532,830
Series 2019 B, GO Bonds	4.00%	11/01/2035	1,930	2,096,559
Illinois (State of) Finance Authority; Series 2006, RB(a)	6.50%	12/01/2037	9,085	8,580,056
Series 2007, RB(a)	6.10%	12/01/2041	5,140	4,935,171
Series 2012 A, RB	6.00%	10/01/2048	1,000	1,036,170
Series 2012, RB	6.50%	12/01/2032	11,520	11,548,570
Series 2017, Ref. RB (Acquired 06/05/2018; Cost $2,029,126)(h)	5.00%	02/15/2027	2,000	1,400,000
Series 2017, Ref. RB (Acquired 04/03/2019; Cost $6,022,965)(h)	5.00%	02/15/2037	7,000	4,900,000
Series 2017, Ref. RB	5.13%	05/15/2038	1,000	932,210
Series 2017, Ref. RB	5.25%	05/15/2042	3,220	2,964,686
Series 2017, Ref. RB	5.00%	08/01/2042	575	653,332
Series 2017, Ref. RB (Acquired 05/07/2019; Cost $2,764,639)(h)	5.13%	02/15/2045	3,120	2,184,000
Series 2017, Ref. RB	5.25%	05/15/2054	2,825	2,502,809
Illinois (State of) Finance Authority (CITGO Petroleum Corp.); Series 2002, RB(a)	8.00%	06/01/2032	2,940	2,943,175
Illinois (State of) Finance Authority (Lutheran Communities Obligated Group); Series 2019 A, Ref. RB	5.00%	11/01/2049	2,450	2,697,597
Illinois (State of) Finance Authority (Northshore University); Series 2020, Ref. RB	4.00%	08/15/2040	4,000	4,659,640
Series 2020, Ref. RB	4.00%	08/15/2041	1,750	2,031,365
Illinois (State of) Finance Authority (Rogers Park Montessori School); Series 2014, Ref. RB	6.00%	02/01/2034	575	612,174
Series 2014, Ref. RB	6.13%	02/01/2045	1,310	1,384,683
Illinois (State of) Finance Authority (Rosalind Franklin University); Series 2017, Ref. RB	5.00%	08/01/2047	700	791,070
Illinois (State of) Finance Authority (Villa St. Benedict); Series 2015, Ref. RB	6.13%	11/15/2035	3,650	4,085,409
Series 2015, Ref. RB	6.38%	11/15/2043	4,400	4,917,572
Illinois (State of) Housing Development Authority (Stonebridge of Gurnee); Series 2016 A, RB(d)	5.45%	01/01/2046	1,640	1,517,410
Series 2016 A, RB(d)	5.60%	01/01/2056	1,775	1,606,038
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion); Series 2010 B, Ref. RB (INS - AGM)(b)(g)	0.00%	06/15/2046	15,000	6,877,500
Series 2017, Ref. RB (INS - AGM)(b)(g)	0.00%	12/15/2056	22,000	7,020,640
Manhattan (Village of), IL; Series 2007, RB(e)(f)(l)	5.75%	09/01/2021	1,778	444,500
Matteson (Village of), IL; Series 2015, RB	6.50%	12/01/2035	1,220	1,327,006
Metropolitan Pier & Exposition Authority; Series 2010 B-1, Ref. RB (INS - AGM)(b)(g)	0.00%	06/15/2043	6,450	3,313,365
Series 2010 B-1, Ref. RB (INS - AGM)(b)(g)	0.00%	06/15/2044	10,225	5,044,913
Series 2010 B-1, Ref. RB (INS - AGM)(b)(g)	0.00%	06/15/2047	31,755	14,032,852
Series 2012 B, RB (INS - AGM)(b)(g)	0.00%	12/15/2041	5,000	2,725,200
Metropolitan Pier & Exposition Authority (McCormick Place Expansion); Series 2002 A, RB (INS - AGM)(b)(g)	0.00%	12/15/2040	15,000	8,513,400
Morton Grove (Village of), IL (Sawmill Station Redevelopment); Series 2019, RB	5.00%	01/01/2039	2,000	2,022,940
Mundelein (Village of), IL; Series 2019, GO Bonds (INS - AGM)(b)	4.00%	12/15/2044	4,500	5,097,735
Plano (City of), IL Special Service Area No. 5 (Lakewood Springs Club); Series 2006, RB(e)(f)	6.00%	03/01/2036	1,781	1,451,517
Quad Cities Regional Economic Development Authority (Pheasant Ridge Apartments); Series 2005, RB(a)	6.38%	08/01/2040	5,155	3,668,504
Robbins (Village of), IL; Series 1999 C, RB(a)	7.25%	10/15/2024	0	160
Sales Tax Securitization Corp.; Series 2018 A, Ref. RB	5.00%	01/01/2048	4,000	4,650,640

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Southwestern Illinois Development Authority; Series 2006, RB	5.63%	11/01/2026	$2,795	$2,150,976
Series 2008 A, Ref. RB(f)	7.00%	10/01/2022	9,150	5,307,000
Upper Illinois River Valley Development Authority; Series 2012, RB	6.50%	12/01/2032	12,415	12,490,483
Volo (Village of), IL Special Service Area No. 17; Series 2017, Ref. RB	5.50%	03/01/2047	1,210	1,249,845
Will (County of), IL; Series 2019, GO Bonds	4.00%	11/15/2047	4,000	4,539,320
				344,188,098

Indiana–1.96%
Allen (County of), IN; Series 2019, RB	6.38%	02/01/2039	10,000	10,726,200
Anderson (City of), IN (Sweet Galilee at the Wigwam); Series 2020, RB	5.38%	01/01/2040	2,745	2,830,562
Columbus (City of), IN; Series 2019, RB	5.63%	05/01/2039	11,925	11,182,788
Evansville (City of), IN (Silver Birch of Evansville); Series 2017, RB	5.45%	01/01/2038	3,430	3,476,545
Fort Wayne (City of), IN; Series 2017, RB	5.13%	01/01/2032	595	601,843
Series 2017, RB	5.35%	01/01/2038	3,850	3,880,338
Series 2018, RB(d)	5.63%	01/01/2038	7,000	7,252,560
Indiana (State of) Finance Authority; Series 2011, RB	5.50%	11/15/2031	1,675	1,715,066
Series 2011, RB	5.75%	11/15/2041	2,850	2,911,189
Series 2017, Ref. RB	5.38%	07/01/2047	2,050	2,234,869
Indiana (State of) Finance Authority (Irvington Community School); Series 2018 A, Ref. RB(d)	5.90%	07/01/2038	770	805,767
Series 2018 A, Ref. RB(d)	6.00%	07/01/2048	685	718,024
Indiana (State of) Finance Authority (Parkview Health); Series 2018 A, RB	4.00%	11/01/2048	10,000	11,163,200
Indiana (State of) Housing & Community Development Authority; Series 2016 A, RB	5.75%	01/01/2036	6,225	6,387,597
Series 2016, RB	5.50%	01/01/2037	3,885	3,952,172
Indiana (State of) Housing & Community Development Authority (Glasswater Creek of Whitestown); Series 2020, RB(d)	5.38%	10/01/2040	7,000	7,156,520
Indiana (State of) Housing & Community Development Authority (Lake Meadows Assisted Living); Series 2019 A, RB(d)	5.00%	01/01/2039	3,365	3,306,348
Jeffersonville (City of), IN (Vivera Senior Living); Series 2020 A, RB(d)	5.25%	11/01/2040	4,500	4,571,685
Kokomo (City of), IN; Series 2017, RB	5.75%	01/01/2034	1,095	1,151,743
Series 2017, RB	5.88%	01/01/2037	4,570	4,804,578
Lafayette (City of), IN; Series 2017, RB	5.60%	01/01/2033	1,060	1,107,509
Series 2017, RB	5.80%	01/01/2037	5,160	5,401,178
Merrillville (Town of), IN; Series 2016, RB	5.75%	04/01/2036	4,965	5,139,023
Michigan City (City of), IN; Series 2016, RB	5.15%	01/01/2037	14,565	14,455,034
Mishawaka (City of), IN; Series 2017, RB(d)	5.10%	01/01/2032	500	505,075
Series 2017, RB(d)	5.38%	01/01/2038	5,475	5,525,917
Series 2018, RB	5.75%	10/01/2038	17,510	17,573,036
Muncie (City of), IN; Series 2016, RB	5.25%	01/01/2037	2,560	2,569,242
Plainfield (Town of), IN; Series 2018, RB	5.38%	09/01/2038	8,000	8,129,120
Terre Haute (City of), IN (Silver Birch of Terre Haute); Series 2017, RB	5.35%	01/01/2038	3,880	3,910,574
Vincennes (City of), IN; Series 2016, Ref. RB(d)	6.25%	01/01/2029	2,775	2,774,889
				157,920,191

Iowa–0.17%
Clear Lake (City of), IA (Timbercrest Apartments, LLC); Series 2018, RB	6.00%	10/01/2043	1,405	1,453,964
Series 2018, RB	6.00%	10/01/2048	2,780	2,867,403

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Iowa–(continued)
Iowa (State of) Finance Authority; Series 2007 B, RB	5.38%	06/01/2025	$495	$469,473
Series 2007, RB(e)	5.90%	12/01/2028	1,160	58,000
Series 2018, RB	5.00%	08/01/2038	750	783,893
Series 2018, RB	5.13%	08/01/2048	1,750	1,827,035
Series 2018, RB	5.25%	08/01/2055	2,500	2,610,100
Iowa (State of) Finance Authority (Lifespace Communities, Inc.); Series 2019, RB	2.88%	05/15/2049	1,000	1,013,530
Iowa (State of) Tobacco Settlement Authority; Series 2005 A, RB	6.50%	06/01/2023	2,605	2,645,247
				13,728,645

Kansas–0.02%

Olathe (City of), KS; Series 2006, RB(e)(f)	5.00%	03/01/2026	2,804	1,373,722
Pittsburg (City of), KS; Series 2006, RB	4.90%	04/01/2024	505	457,904
				1,831,626

Kentucky–0.06%

Kentucky (Commonwealth of) Economic Development Finance Authority (Owensboro Health, Inc.); Series 2017 A, Ref. RB	5.00%	06/01/2045	1,000	1,072,370
Kentucky (Commonwealth of) Property & Building Commission (Project No. 119); Series 2018, RB (INS - BAM)(b)	5.00%	05/01/2033	900	1,117,350
Series 2018, RB (INS - BAM)(b)	5.00%	05/01/2034	800	988,704
Kuttawa (City of), KY; Series 1999, RB	6.75%	03/01/2029	1,410	1,409,944
				4,588,368

Louisiana–0.69%

Louisiana (State of) Local Government Environmental Facilities & Community Development Authority; Series 2018 A, RB(a)(d)	5.25%	05/01/2043	1,220	1,247,499
Series 2019, RB(d)	4.40%	11/01/2044	3,385	3,546,329
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Glen Retirement System); Series 2019 A, Ref. RB	5.00%	01/01/2049	16,535	15,252,215
Series 2019 A, Ref. RB	5.00%	01/01/2055	12,000	10,811,520
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Green Bonds); Series 2018, RB(d)	5.38%	11/01/2038	2,575	2,847,744
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (St. Tammany Parish Gomesa); Series 2020, RB(d)	3.88%	11/01/2045	4,250	4,337,762
Louisiana Housing Corp.; Series 2009 A, RB	7.25%	09/01/2039	11,415	10,236,401
St. James (Parish of), LA (Nustar Logistics, L.P.); Series 2010, RB(d)	6.35%	07/01/2040	5,115	6,480,040
Series 2010, RB(d)	6.35%	10/01/2040	440	557,423
				55,316,933

Maine–0.20%

Maine (State of) Finance Authority; Series 2015 R-2, RB(a)(d)(l)	4.38%	08/01/2025	2,000	2,199,680
Maine (State of) Health & Higher Educational Facilities Authority (Maine General Medical Center); Series 2011, RB(k)(l)	6.75%	07/01/2021	2,000	2,043,260
Rumford (Town of), ME; Series 2001, Ref. RB(a)	6.88%	10/01/2026	12,265	12,279,350
				16,522,290

Maryland–1.10%
Baltimore (City of), MD (Centerwest Development); Series 2017 A, RB	5.38%	06/01/2036	1,100	1,153,361
Series 2017 A, RB	5.50%	06/01/2043	1,360	1,428,666

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Maryland–(continued)
Baltimore (City of), MD (Convention Center Hotel); Series 2017, Ref. RB	5.00%	09/01/2027	$2,780	$2,891,506
Series 2017, Ref. RB	5.00%	09/01/2028	4,350	4,512,516
Series 2017, Ref. RB	5.00%	09/01/2029	3,630	3,758,611
Series 2017, Ref. RB	5.00%	09/01/2031	1,210	1,246,893
Series 2017, Ref. RB	5.00%	09/01/2033	1,000	1,027,970
Series 2017, Ref. RB	5.00%	09/01/2034	1,105	1,134,283
Series 2017, Ref. RB	5.00%	09/01/2035	2,250	2,302,920
Series 2017, Ref. RB	5.00%	09/01/2036	3,525	3,603,889
Baltimore (County of), MD; Series 2018, GO Bonds(i)	4.00%	03/01/2040	9,525	11,024,330
Maryland Stadium Authority; Series 2018, RB(i)(k)	5.00%	05/01/2047	45,950	54,498,079
				88,583,024

Massachusetts–0.54%
Massachusetts (Commonwealth of) (Rail Enhancement & Accelerated Bridge Program); Series 2019 A, RB	5.00%	06/01/2049	1,000	1,228,570
Massachusetts (Commonwealth of) Development Finance Agency; Series 2011 B, RB(g)	0.00%	11/15/2056	1,400	237,930
Series 2011, RB	6.00%	07/01/2041	6,955	6,991,653
Series 2018, RB(d)	5.13%	11/15/2046	4,565	4,952,203
Massachusetts (Commonwealth of) Port Authority; Series 2019 A, Ref. RB(a)	5.00%	07/01/2038	5,000	6,177,500
Series 2019 A, Ref. RB(a)	5.00%	07/01/2039	6,000	7,394,220
Series 2019 A, Ref. RB(a)	5.00%	07/01/2040	4,000	4,911,280
Saugus (Town of), MA; Series 2018, GO Bonds(i)	4.00%	03/01/2039	2,240	2,581,309
Series 2018, GO Bonds(i)	4.00%	03/01/2040	2,500	2,875,675
Series 2018, GO Bonds(i)	4.00%	03/01/2041	2,670	3,063,718
Series 2018, GO Bonds(i)	4.00%	03/01/2042	2,750	3,145,835
				43,559,893

Michigan–2.41%
Academy of Warren; Series 2020 A, Ref. RB(d)	5.50%	05/01/2050	1,000	1,030,980
Advanced Technology Academy; Series 2019, Ref. RB	5.00%	11/01/2034	400	434,972
Series 2019, Ref. RB	5.00%	11/01/2044	1,175	1,246,123
American Montessori Academy; Series 2017, RB	7.00%	12/01/2046	1,560	1,688,419
Charyl Stockwell Academy; Series 2015, Ref. RB	5.50%	10/01/2035	2,740	2,839,654
Series 2015, Ref. RB	5.75%	10/01/2045	4,140	4,335,698
Detroit (City of), MI; Series 2003, GO Bonds (INS - SGI)(b)	5.25%	04/01/2021	343	343,242
Series 2003, GO Bonds (INS - SGI)(b)	5.25%	04/01/2023	15	15,541
Series 2004, GO Bonds (INS - AMBAC)(b)	5.00%	04/01/2021	907	908,409
Series 2004, GO Bonds (INS - AMBAC)(b)	5.25%	04/01/2022	206	206,505
Detroit (City of), MI Local Development Finance Authority; Series 1997 B, RB	6.70%	05/01/2021	410	410,894
Series 1997 C, RB	6.85%	05/01/2021	175	175,401
Detroit City School District; Series 2013, GO Bonds (INS - AGM)(b)(i)	5.25%	05/01/2029	10,100	19,504,009
Grand Rapids Economic Development Corp. (Clark Retirement Community, Inc.); Series 2019 A, Ref. RB	5.50%	04/01/2039	4,365	4,330,255
Series 2019 A, Ref. RB	5.75%	04/01/2049	20,310	20,141,224
Series 2019 A, Ref. RB	5.75%	04/01/2054	12,000	11,790,240
Series 2019 B, RB	6.00%	04/01/2027	5,420	5,379,404
Series 2019 C-2, RB	3.50%	04/01/2023	3,340	3,272,966
Haslett Public Schools; Series 2018, GO Bonds	5.00%	05/01/2048	3,150	3,720,937

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Michigan–(continued)
Michigan (State of) Finance Authority; Series 2005 A, RB	6.00%	12/01/2035	$1,400	$1,400,854
Series 2007, RB	6.50%	12/01/2037	575	575,730
Series 2008 C, RB(g)	0.00%	06/01/2058	804,975	39,073,486
Series 2010 A, RB	5.90%	12/01/2030	1,400	1,401,204
Series 2014, Ref. RB(d)	6.75%	07/01/2044	22,320	23,331,542
Series 2017, Ref. RB	5.25%	02/01/2032	3,000	3,286,560
Series 2018, Ref. RB	5.75%	11/01/2040	2,000	2,237,980
Michigan (State of) Finance Authority (Henry Ford Health System); Series 2016, Ref. RB	5.00%	11/15/2041	200	234,806
Michigan (State of) State Housing Development Authority; Series 2019 A, RB	4.00%	12/01/2044	4,295	4,590,968
Series 2019 A, RB	4.00%	06/01/2049	2,150	2,288,783
Michigan State University Board of Trustees; Series 2019 B, RB	5.00%	02/15/2044	3,820	4,695,620
Series 2019 B, RB	5.00%	02/15/2048	5,350	6,540,589
Pontiac (City of), MI Arts & Technology Academy; Series 2016, Ref. RB	6.00%	11/01/2046	3,465	3,519,470
Summit Academy North; Series 2016, Ref. RB	5.00%	11/01/2031	3,500	3,563,560
Series 2016, Ref. RB	5.00%	11/01/2035	2,800	2,846,200
Wayne (County of), MI; Series 1999, RB(a)	6.00%	12/01/2029	13,350	13,387,647
				194,749,872

Minnesota–0.59%
Bethel (City of), MN; Series 2018, RB	5.00%	06/01/2053	600	610,974
Series 2018, RB	5.25%	06/01/2058	1,625	1,667,104
Series 2019, RB	5.00%	05/01/2054	2,610	2,741,152
Bethel (City of), MN (Benedictine Health System - St. Peter Communities); Series 2018 A, Ref. RB	5.50%	12/01/2048	3,330	3,412,584
Brooklyn Center (City of), MN; Series 2016 A, RB	5.50%	11/01/2035	6,895	6,504,812
Series 2016 B, RB	6.50%	11/01/2035	3,080	2,908,721
Dakota (County of), MN Community Development Agency (Sanctuary at Est St. Paul); Series 2015, RB	6.00%	08/01/2035	5,735	5,147,220
Duluth (City of), MN Economic Development Authority; Series 2018, RB(e)	5.45%	12/01/2046	380	304,000
Series 2018, RB(e)	5.63%	12/01/2055	1,000	800,000
International Falls (City of), MN; Series 1999, Ref. RB(a)	6.85%	12/01/2029	6,570	6,577,687
Minneapolis (City of), MN (Kipp North Star); Series 2020 A, RB	5.75%	07/01/2055	3,000	3,342,630
Minneapolis (City of), MN (Riverton Community Housing); Series 2018, RB(d)	5.00%	08/01/2053	500	519,910
Minneapolis (City of), MN (Spero Academy); Series 2017 A, RB(d)	6.25%	07/01/2037	1,075	1,212,224
Series 2017 A, RB(d)	6.50%	07/01/2048	4,740	5,323,399
Red Wing (City of), MN; Series 2018 A, RB	5.00%	08/01/2053	515	501,862
St. Paul (City of), MN Housing & Redevelopment Authority; Series 2004, RB	6.25%	03/01/2029	1,749	1,539,645
Series 2006, RB	5.63%	10/01/2033	1,357	1,357,504
Series 2017 A, RB(d)	5.50%	07/01/2052	1,075	1,188,370
Series 2019, RB	5.00%	07/01/2049	1,000	1,107,160
Series 2019, RB	5.00%	07/01/2055	1,000	1,101,120
				47,868,078

Mississippi–0.38%
Mississippi (State of) Development Bank (Jackson Convention Center); Series 2013 A, Ref. RB (INS - BAM)(b)	5.00%	03/01/2036	10,000	13,428,000
Mississippi State University Educational Building Corp.; Series 2017, Ref. RB(i)	4.00%	08/01/2043	13,015	14,703,696
Stonebridge Public Improvement District; Series 2007, RB(e)	7.50%	10/01/2042	16,410	1,312,800
Tunica (County of), MS; Series 2019, Ref. RB	6.00%	10/01/2040	1,385	1,430,456
				30,874,952

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri–0.85%
Branson (City of), MO Commerce Park Community Improvement District; Series 2007 A, RB (Acquired 06/28/2007-07/05/2007; Cost $4,787,198)(e)(h)	5.75%	06/01/2026	$4,900	$1,078,000
Branson (City of), MO Industrial Development Authority; Series 2005 A, RB(f)	7.05%	05/01/2027	11,600	8,221,964
Series 2005, RB	5.25%	06/01/2021	40	40,010
Series 2005, RB	5.50%	06/01/2029	2,970	2,970,238
Series 2007 A, RB(f)	5.75%	05/01/2026	2,185	1,584,365
Broadway-Fairview Transportation Development District; Series 2006 A, RB(f)(j)	6.13%	12/01/2036	570	370,500
Chesterfield Valley Transportation Development District; Series 2018, RB(c)	5.50%	05/15/2046	5,000	2,878,800
Chillicothe (City of), MO (South U.S. 65); Series 2006, RB(f)	5.50%	04/01/2021	285	283,105
Series 2006, RB(f)	5.63%	04/01/2027	3,100	2,700,565
Dardenne Town Square Transportation Development District; Series 2006 A, RB(f)(j)	5.00%	05/01/2026	3,020	1,208,000
Series 2006 A, RB(f)(j)	5.00%	05/01/2036	3,825	1,530,000
Grindstone Plaza Transportation Development District; Series 2006 A, RB	5.25%	10/01/2021	120	119,046
Series 2006 A, RB	5.40%	10/01/2026	400	373,264
Series 2006 A, RB	5.55%	10/01/2036	115	94,893
I-470 Western Gateway Transportation Development District; Series 2019 A, RB(d)	5.25%	12/01/2048	4,900	5,121,774
Kansas City (City of), MO Industrial Development Authority; Series 2004 A, RB(a)	6.75%	07/01/2036	1,040	1,033,989
Series 2019, RB(d)	5.00%	07/01/2040	5,835	5,878,354
Kansas City (City of), MO Industrial Development Authority (Kansas City International Airport); Series 2019 B, RB (INS - AGM)(a)(b)	5.00%	03/01/2049	5,000	5,973,750
Kansas City (City of), MO Industrial Development Authority (Ward Parkway Center Community Improvement District); Series 2016 A, Ref. RB(d)	5.00%	04/01/2046	1,890	1,916,139
Lee’s Summit (City of), MO Industrial Development Authority; Series 2007, RB(e)(f)	5.50%	03/01/2021	1,200	744,000
Series 2007, RB(e)(f)	5.75%	03/01/2029	750	465,000
Series 2012, RB	6.00%	05/01/2042	2,800	2,801,148
Move Rolla Transportation Development District; Series 2017, RB	4.63%	06/01/2042	2,095	2,248,647
Northwoods Transportation Development District; Series 2006 A, RB	5.85%	02/01/2031	655	579,878
Rock Hill (City of), MO Industrial Development Authority (Market at McKnight Redevelopment); Series 2015 A, RB	4.50%	11/01/2028	795	748,620
St Louis (County of), MO; Series 2007 A, RB(f)	5.50%	09/02/2028	1,108	498,600
St. Charles (County of), MO Industrial Development Authority (Suemandy/Mid-Rivers Community Improvement District); Series 2016, RB(d)	5.00%	10/01/2046	2,750	2,768,892
St. Louis (City of), MO; Series 2007, RB(f)(j)	6.30%	04/01/2027	3,043	699,890
Series 2007, RB(f)	5.50%	05/29/2028	2,031	852,809
St. Louis (City of), MO Industrial Development Authority; Series 2010 A, RB(e)(f)	8.00%	04/27/2033	4,580	137,400
St. Louis (City of), MO Land Clearance for Redevelopment Authority; Series 2018 A, RB	5.00%	04/01/2038	4,000	4,484,920
Series 2018 B, RB	6.38%	04/01/2043	2,000	2,006,040
St. Louis (County of), MO; Series 2006, RB(f)(j)	6.00%	08/21/2026	4,102	1,220,860
Series 2007 A, RB(f)	5.50%	01/20/2028	2,285	1,142,500
Series 2007 B, RB(f)(j)	5.50%	01/20/2028	1,510	362,400
St. Louis (County of), MO Industrial Development Authority; Series 2019 A, Ref. RB(d)	5.88%	03/01/2033	3,100	3,154,746
Stone Canyon Community Improvement District; Series 2007, RB (Acquired 09/23/2011; Cost $1,684,770)(e)(f)(h)	5.70%	04/01/2022	1,865	484,900
Series 2007, RB (Acquired 09/23/2011; Cost $876,272)(e)(f)(h)	5.75%	04/01/2027	975	253,500
				69,031,506

Montana–0.01%
Hardin (City of), MT; Series 2006, RB(f)(j)	6.25%	09/01/2031	5,935	415,450

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Nevada–0.86%
Clark (County of), NV; Series 2007 A, RB	5.00%	02/01/2026	$975	$985,647
Series 2007 A, RB	5.05%	02/01/2031	750	757,005
Series 2018 A, GO Bonds(i)	5.00%	05/01/2048	27,500	32,842,150
Clark (County of), NV (Stadium Improvement Bonds); Series 2018 A, GO Bonds	5.00%	06/01/2043	7,160	8,612,907
Series 2018 A, GO Bonds	5.00%	05/01/2048	17,500	20,912,500
Las Vegas (City of), NV Special Improvement District No. 815; Series 2020, RB	5.00%	12/01/2049	1,000	1,107,910
Mesquite (City of), NV; Series 2005, RB	5.50%	08/01/2025	245	248,058
Reno (City of), NV (ReTRAC - Reno Transportation Rail Access Corridor); Series 2018 C, Ref. RB(d)(g)	0.00%	07/01/2058	27,500	4,259,475
				69,725,652

New Hampshire–0.35%
New Hampshire (State of) Business Finance Authority; Series 2019 A, RB(d)	5.25%	07/01/2039	1,400	1,404,116
Series 2019 A, RB(d)	5.63%	07/01/2046	770	781,704
Series 2019 A, RB(d)	5.75%	07/01/2054	2,680	2,735,932
New Hampshire (State of) Health & Education Facilities Authority (Rivermead); Series 2011 A, RB(k)(l)	6.88%	07/01/2021	1,825	1,864,913
New Hampshire (State of) Health and Education Facilities Authority (Hillside Village); Series 2017 A, RB (Acquired 06/14/2017-02/13/2020; Cost $1,171,530)(d)(e)(h)	5.25%	07/01/2027	1,100	825,000
Series 2017 A, RB (Acquired 06/12/2017; Cost $1,725,000)(d)(e)(h)	6.13%	07/01/2037	1,725	1,293,750
Series 2017 A, RB (Acquired 06/12/2017; Cost $865,000)(d)(e)(h)	6.25%	07/01/2042	865	648,750
Series 2017 A, RB (Acquired 06/12/2017-04/28/2020; Cost $12,692,763)(d)(e)(h)	6.13%	07/01/2052	14,375	10,781,250
New Hampshire Business Finance Authority; Series 2020-1, Class A	4.13%	01/20/2034	7,392	8,299,629
				28,635,044

New Jersey–1.88%
New Jersey (State of); Series 2020 A, GO Bonds	4.00%	06/01/2031	5,000	6,000,950
Series 2020 A, GO Bonds	4.00%	06/01/2032	5,000	6,056,000
New Jersey (State of) Economic Development Authority; Series 2014 A, RB(d)	6.00%	10/01/2034	565	602,522
Series 2014 A, RB(d)	6.20%	10/01/2044	750	795,518
Series 2017 A, RB	5.00%	07/01/2047	650	657,157
Series 2017 A, RB(d)	5.38%	07/01/2047	1,865	1,969,682
Series 2017 A, Ref. RB(d)	5.13%	09/01/2052	2,055	2,164,490
Series 2017, RB	5.00%	07/15/2047	1,875	2,094,188
Series 2018 A, RB (Acquired 08/29/2018-09/13/2018; Cost $2,716,109)(d)(h)	5.75%	09/01/2050	2,630	2,733,753
Series 2018 A, RB(d)	5.38%	10/01/2050	5,000	5,391,350
Series 2018 A, RB(d)	6.50%	11/01/2052	690	811,316
Series 2019 B, RB(d)	5.75%	10/01/2026	765	749,708
New Jersey (State of) Economic Development Authority (Black Horse EHT Urban Renewal LLC); Series 2019 A, RB(d)	5.00%	10/01/2039	6,000	5,978,160
New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.); Series 2000 B, RB(a)	5.63%	11/15/2030	8,550	9,557,104
Series 2012, RB(a)	5.75%	09/15/2027	925	961,806
New Jersey (State of) Economic Development Authority (Leap Academy); Series 2014 A, RB(d)	6.30%	10/01/2049	500	531,135
New Jersey (State of) Economic Development Authority (Newark Downtown District Management Corp.); Series 2019, Ref. RB	5.13%	06/15/2037	3,205	3,947,342
New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and Technology, Inc.); Series 2012 A, RB	6.10%	07/01/2044	1,000	1,034,650
New Jersey (State of) Economic Development Authority (State House); Series 2017 B, RB	5.00%	06/15/2035	2,050	2,453,460
New Jersey (State of) Educational Facilities Authority (College of St. Elizabeth (The)); Series 2016 D, Ref. RB	5.00%	07/01/2046	5,000	5,201,100
New Jersey (State of) Health Care Facilities Financing Authority; Series 2018, RB(d)	5.75%	10/01/2038	5,000	4,725,100
New Jersey (State of) Transportation Trust Fund Authority; Series 2008 A, RB (INS - BAM)(b)(g)	0.00%	12/15/2037	10,000	6,750,700
Series 2018 A, Ref. RN	5.00%	06/15/2031	3,300	3,833,841

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
New Jersey (State of) Turnpike Authority; Series 2021 A, RB	4.00%	01/01/2051	$5,000	$5,731,300
Newark (City of), NJ; Series 2015 A, GO Bonds	5.00%	07/15/2029	3,583	3,955,954
Tobacco Settlement Financing Corp.; Series 2018 A, Ref. RB	5.00%	06/01/2046	18,650	21,749,257
Series 2018 B, Ref. RB	5.00%	06/01/2046	39,350	45,465,777
				151,903,320

New Mexico–0.04%
Boulders Public Improvement District; Series 2015, RB	5.75%	10/01/2044	615	636,445
Mariposa East Public Improvement District; Series 2015 A, RB	5.90%	09/01/2032	60	61,352
Series 2015 B, RB	5.90%	09/01/2032	380	388,561
Series 2015 C, RB	5.90%	09/01/2032	480	486,034
Series 2015 D, RB(g)	0.00%	03/01/2032	395	193,439
Trails Public Improvement District; Series 2008, RB	7.75%	10/01/2038	1,770	1,769,682
				3,535,513

New York–22.93%
Build NYC Resource Corp. (Brooklyn Navy Yard); Series 2019, Ref. RB(a)(d)	5.50%	12/31/2040	9,655	10,338,284
Erie Tobacco Asset Securitization Corp.; Series 2005 D, RB(g)	0.00%	06/01/2055	17,700	1,612,116
Essex (County of), NY Industrial Development Agency; Series 2017, RB (Acquired 05/11/2017; Cost $4,155,000)(a)(h)	6.25%	06/01/2047	4,155	3,883,097
Guilderland (Town of), NY Industrial Development Agency; Series 2017 A, RB(d)(e)	5.88%	01/01/2052	5,400	4,050,000
Long Island (City of), NY Power Authority; Series 2017, RB	5.00%	09/01/2042	5,000	6,025,700
Metropolitan Transportation Authority; Series 2013 D, RB(k)(l)	5.25%	11/15/2023	1,800	2,043,324
Series 2017 D, Ref. RB	4.00%	11/15/2042	4,680	5,092,448
Series 2017, RB(i)	5.25%	11/15/2057	10,000	12,126,700
Metropolitan Transportation Authority (Green Bonds); Series 2016 A1, RB	5.25%	11/15/2056	5,005	5,742,887
Series 2016 B-1, RB	5.00%	11/15/2051	10,470	12,290,314
Series 2017 B-1, RB	5.00%	11/15/2042	3,000	3,589,740
Series 2020 A-1, RB	4.00%	11/15/2045	13,000	14,235,390
Series 2020 A-1, RB	5.00%	11/15/2049	22,270	26,243,636
Series 2020 A-1, RB	4.00%	11/15/2051	12,000	13,048,920
Series 2020 C-1, RB	4.75%	11/15/2045	27,000	31,102,380
Series 2020 C-1, RB	5.00%	11/15/2050	30,115	35,457,702
Monroe County Industrial Development Corp. (St. John Fisher College); Series 2011, RB	6.00%	06/01/2030	1,000	1,010,860
Monroe County Industrial Development Corp. (University of Rochester); Series 2020 A, RB	4.00%	07/01/2050	27,815	31,429,559
Nassau (County of), NY Industrial Development Agency (Amsterdam at Harborside); Series 2014 A, RB (Acquired 02/29/2016; Cost $99,683)(h)	5.88%	01/01/2023	100	54,963
Series 2014 A, RB (Acquired 11/18/2014-08/08/2016; Cost $922,559)(h)	6.50%	01/01/2032	923	507,375
Series 2014 A, RB(h)	6.70%	01/01/2049	7,842	4,313,032
Series 2014 C, RB (Acquired 11/18/2014-11/18/2014; Cost $0)(e)(h)	2.00%	01/01/2049	2,937	293,741
New York & New Jersey (States of) Port Authority; Series 2020 221, RB(a)	4.00%	07/15/2045	4,000	4,483,040
Series 2020 221, RB(a)	4.00%	07/15/2050	12,550	13,953,215
Series 2020 221, RB(a)	4.00%	07/15/2055	46,110	50,916,506
Series 2020 221, RB(a)	4.00%	07/15/2060	28,475	31,304,276
Series 2020 222, Ref. RB	4.00%	07/15/2037	2,000	2,336,860
Series 2020 222, Ref. RB	4.00%	07/15/2038	2,250	2,618,528
Series 2020 222, Ref. RB	4.00%	07/15/2039	2,250	2,611,103
Series 2020, Ref. RB	4.00%	07/15/2040	2,000	2,313,020
Series 2021, Ref. RB(a)	4.00%	07/15/2041	1,850	2,114,717
Series 2021, Ref. RB(a)	4.00%	07/15/2046	4,500	5,087,115
Series 2021, Ref. RB(a)	4.00%	07/15/2061	26,345	29,179,195
Series 2021, Ref. RB	4.00%	07/15/2061	20,000	22,749,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (City of), NY; Series 2018 D-1, GO Bonds	5.00%	12/01/2041	$9,850	$11,882,941
Series 2018 F-1, GO Bonds	5.00%	04/01/2039	1,975	2,367,926
Series 2019 B-1, GO Bonds	5.00%	10/01/2042	5,000	6,124,550
Series 2020 D-1, GO Bonds	4.00%	03/01/2050	67,200	74,802,336
Series 2021 CC-1, RB	5.00%	06/15/2051	25,000	31,255,500
New York (City of), NY Industrial Development Agency; Series 1997, RB(a)(k)	6.20%	10/01/2022	8,670	9,182,397
New York (City of), NY Transitional Finance Authority; Series 2018 A-1, RB	5.00%	08/01/2040	2,450	2,997,820
Series 2018 S-4A, Ref. RB	4.00%	07/15/2037	5,000	5,719,600
Series 2019 A-3, RB	4.00%	05/01/2041	7,500	8,449,875
Series 2019 A-3, RB	4.00%	05/01/2042	9,420	10,608,239
Series 2020 D, RB	4.00%	11/01/2038	5,000	5,761,000
Series 2020 D, RB	4.00%	11/01/2039	6,000	6,889,200
Series 2020 D, RB	4.00%	11/01/2046	7,500	8,457,375
Series 2020 D, RB	4.00%	11/01/2047	10,000	11,269,000
Series 2020, RB	4.00%	05/01/2047	17,000	19,160,360
Series 2021 E-1, RB	4.00%	02/01/2049	65,000	73,349,900
New York (City of), NY Water & Sewer System; Series 2021 CC-1, RB	4.00%	06/15/2051	25,000	28,782,750
New York (State of) Dormitory Authority; Series 2018 E, Ref. RB	5.00%	03/15/2037	6,500	8,014,110
Series 2018 E, Ref. RB	5.00%	03/15/2042	5,000	6,078,600
Series 2018 XF0685, Revenue Ctfs.(i)	5.00%	03/15/2040	15,000	18,121,650
Series 2019 A, Ref. RB	5.00%	03/15/2045	10,000	12,045,500
Series 2020 A, Ref. RB	4.00%	03/15/2046	18,455	20,868,545
Series 2020 A, Ref. RB	4.00%	03/15/2047	25,000	28,231,750
Series 2020 A, Ref. RB	4.00%	03/15/2048	39,290	44,353,302
Series 2020 D, Ref. RB	4.00%	02/15/2047	5,000	5,611,300
New York (State of) Thruway Authority; Series 2019 B, RB	4.00%	01/01/2045	20,000	22,514,400
Series 2020 N, Ref. RB	4.00%	01/01/2046	3,360	3,842,866
New York City Transitional Finance Authority; Series 2020 C-1, RB	4.00%	05/01/2045	14,600	16,496,248
New York City Transitional Finance Authority Building Aid Revenue; Series 2018 S-3, Ref. RB(i)	5.00%	07/15/2035	25,000	30,747,500
New York City Transitional Finance Authority Future Tax Secured Revenue; Series 2017 A-3, RB(i)	5.00%	08/01/2041	53,425	64,590,825
Series 2017 B-1, RB(i)	4.00%	08/01/2041	15,000	16,635,600
Series 2017 F-1, RB(i)	5.00%	05/01/2042	75,000	89,926,500
Series 2018 B-1, RB(i)	5.00%	08/01/2045	20,140	24,157,124
Series 2018 C-3, RB(i)	5.00%	05/01/2041	16,810	20,397,422
Series 2018, RB(i)	5.00%	08/01/2042	13,000	15,810,470
New York Counties Tobacco Trust V; Series 2005 S4B, RB(d)(g)	0.00%	06/01/2060	234,000	10,033,920
New York Liberty Development Corp. (4 World Trade Center); Series 2011, Ref. RB	5.75%	11/15/2051	21,750	22,513,642
New York Power Authority; Series 2020 A, Ref. RB	4.00%	11/15/2045	17,500	20,224,050
Series 2020 A, Ref. RB(i)	4.00%	11/15/2050	30,000	34,513,500
Series 2020 A, Ref. RB	4.00%	11/15/2060	7,000	7,952,280
New York State Dormitory Authority; Series 2017 A, RB(i)	5.00%	03/15/2044	15,000	17,728,050
Series 2018 A, RB(i)	5.00%	03/15/2039	13,270	16,060,814
Series 2018 C, Ref. RB(i)	5.00%	03/15/2037	25,000	30,441,000
Series 2018 C, Ref. RB(i)	5.00%	03/15/2041	31,720	38,228,310
Series 2018 E, Ref. RB(i)	5.00%	03/15/2041	10,000	12,187,600
New York State Environmental Facilities Corp.; Series 2018 B, RB	5.00%	06/15/2048	8,320	10,214,298

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York State Urban Development Corp.; Series 2020 A, RB	5.00%	03/15/2041	$5,450	$6,786,067
Series 2020 A, RB	5.00%	03/15/2042	4,075	5,058,583
Series 2020 A, RB	4.00%	03/15/2045	13,165	14,965,182
Series 2020 A, RB	4.00%	03/15/2049	16,700	18,906,571
Series 2020 C, Ref. RB	5.00%	03/15/2038	19,000	23,917,580
Series 2020 C, Ref. RB	4.00%	03/15/2045	5,000	5,683,700
Series 2020 C, Ref. RB	5.00%	03/15/2047	13,000	16,040,050
Series 2020 C, Ref. RB	4.00%	03/15/2049	3,000	3,396,390
Series 2020 C, Ref. RB	5.00%	03/15/2050	50,500	62,100,860
Series 2020, Ref. RB	4.00%	03/15/2039	25,000	28,796,500
New York Transportation Development Corp. (American Airlines, Inc. John F. Kennedy International Airport); Series 2016, Ref. RB(a)	5.00%	08/01/2021	3,000	3,052,680
Series 2020, Ref. RB(a)	5.25%	08/01/2031	16,095	19,337,177
Series 2020, Ref. RB(a)	5.38%	08/01/2036	9,800	11,643,184
New York Transportation Development Corp. (American Airlines, Inc.); Series 2016, Ref. RB(a)	5.00%	08/01/2026	44,470	45,247,336
Series 2016, Ref. RB(a)	5.00%	08/01/2031	43,220	43,937,452
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminal C&D Redevelopment); Series 2016 A, RB(a)	4.00%	07/01/2031	2,525	2,733,363
Series 2016 A, RB(a)	5.00%	07/01/2034	2,500	2,811,050
New York Transportation Development Corp. (Delta Air Lines, Inc.-Laguardia); Series 2020, RB(a)	5.00%	10/01/2040	20,000	24,311,800
Series 2020, RB(a)	4.38%	10/01/2045	6,500	7,449,000
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment); Series 2016 A, RB(a)	5.00%	07/01/2046	2,500	2,783,300
Port Authority of New York & New Jersey; Series 2017 206, Ref. RB(a)(i)	5.00%	11/15/2042	2,000	2,368,640
Series 2017, Ref. RB(a)(i)	5.00%	11/15/2047	19,725	23,266,427
Series 2017, Ref. RB(i)	5.00%	04/15/2057	11,050	12,875,902
Series 2017, Ref. RB(i)	5.00%	05/15/2057	13,000	15,338,830
Series 2019, RB(a)(i)	5.00%	11/01/2049	50,045	59,959,415
Suffolk Tobacco Asset Securitization Corp.; Series 2008 B, RB	6.00%	06/01/2048	8,385	8,397,410
Syracuse (City of), NY Industrial Development Agency (Carousel Center); Series 2016 A, Ref. RB(a)	5.00%	01/01/2036	975	996,743
Yonkers Economic Development Corp. (Charter School Education Excellence); Series 2019 A, RB	5.00%	10/15/2054	465	515,764
				1,852,438,444

North Carolina–0.28%
Charlotte (City of), NC; Series 2019 B, Ref. COP	4.00%	06/01/2038	1,000	1,172,660
Series 2019 B, Ref. COP	4.00%	06/01/2039	750	874,050
North Carolina (State of) Medical Care Commission (Novant Health Obligated Group); Series 2019, RB	4.00%	11/01/2052	16,500	18,672,060
North Carolina (State of) Medical Care Commission (WhiteStone); Series 2011 A, RB(k)(l)	7.75%	03/01/2021	1,650	1,650,000
				22,368,770

North Dakota–0.10%
Grand Forks (County of), ND (Red River Biorefinery LLC) (Green Bonds); Series 2020, Ref. RB(a)	6.38%	12/15/2043	8,925	7,986,447

Northern Mariana Islands–0.27%
Northern Mariana Islands (Commonwealth of); Series 2007 B, Ref. GO Bonds	5.00%	10/01/2033	24,265	21,710,381

Ohio–4.92%
Buckeye Tobacco Settlement Financing Authority; Series 2020 A-2, Ref. RB	4.00%	06/01/2048	4,000	4,471,480
Series 2020 B-2, Ref. RB	5.00%	06/01/2055	155,000	174,528,451
Series 2020 B-3, Ref. RB(g)	0.00%	06/01/2057	239,895	35,969,856
Butler (County of), NY Port Authority; Series 2013, Ref. RB	7.00%	07/01/2043	5,645	5,901,339

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–(continued)
Cleveland (City of) & Cuyahoga (County of), OH Port Authority; Series 2018, Ref. RB	5.25%	12/01/2038	$815	$864,951
Series 2018, Ref. RB	5.50%	12/01/2043	735	781,584
Series 2018, Ref. RB	5.50%	12/01/2053	2,900	3,083,657
Columbus (City of) & Franklin (County of), OH Finance Authority; Series 2007 A, RB	6.00%	05/15/2035	205	205,535
Cuyahoga (County of), OH (Metrohealth System); Series 2017, Ref. RB	5.50%	02/15/2052	14,550	16,882,947
Series 2017, Ref. RB	5.50%	02/15/2057	4,900	5,673,857
Darke (County of), OH (Wayne Healthcare); Series 2019 A, RB	4.00%	09/01/2040	1,000	1,031,140
Series 2019 A, RB	4.00%	09/01/2045	1,750	1,780,940
FirstEnergy Solutions Corp.; Class A3(f)	3.75%	12/01/2023	7,750	185,273
Class B5(f)	3.10%	03/01/2023	2,000	47,812
Gallia (County of), OH (Holzer Health System Obligated Group); Series 2012, Ref. RB(k)(l)	8.00%	07/01/2022	34,850	38,132,173
Greater Cincinnati (Port of), OH Development Authority; Series 2004, RB	6.30%	02/15/2024	780	757,949
Series 2004, RB	6.40%	02/15/2034	2,500	2,227,025
Hardin (County of), OH (Ohio Northern University); Series 2020, Ref. RB	5.50%	05/01/2050	3,000	3,165,390
Hickory Chase Community Authority; Series 2019, Ref. RB(d)	5.00%	12/01/2040	1,880	1,991,127
Lake (County of), OH; Series 2008 C, Ref. RB	5.75%	08/15/2038	20	20,056
Lorain (County of), OH Port Authority; Series 2005 A, RB(a)	6.00%	11/15/2025	210	210,254
Marion (County of), OH (United Church Homes, Inc.); Series 2019, Ref. RB	5.00%	12/01/2039	1,150	1,242,759
Series 2019, Ref. RB	5.13%	12/01/2049	6,000	6,406,920
Norwood (City of), OH; Series 2017, RB	6.00%	12/01/2046	1,070	1,107,568
Ohio (State of) Air Quality Development Authority; Series 2019, RB(a)(d)	5.00%	07/01/2049	10,000	10,716,700
Ohio (State of) Air Quality Development Authority (FirstEnergy Generation Corp.); Series 2009 D, Ref. PCR(l)	4.25%	09/15/2021	10,795	10,987,907
Ohio (State of) Higher Educational Facility Commission; Series 2015, Ref. RB	6.00%	10/01/2041	23,700	26,377,626
Series 2018, Ref. RB	5.25%	01/01/2048	5,750	5,510,283
Series 2019, RB	5.00%	11/01/2044	10,960	13,394,216
Ohio (State of) Housing Finance Agency (Sanctuary at Springboro); Series 2017, RB(d)	5.45%	01/01/2038	5,400	5,381,910
Southeastern Ohio Port Authority (Memorial Health System); Series 2012, Ref. RB	5.75%	12/01/2032	4,100	4,330,953
Toledo (City of) & Lucas (County of), OH Port Authority; Series 2007 A, RB	5.40%	11/01/2036	1,363	1,194,644
Warren (County of), OH Port Authority; Series 2019 D, RB(d)	4.00%	12/01/2039	2,305	2,416,862
Series 2019 D, RB(d)	5.00%	12/01/2052	3,670	4,094,729
Series 2019, RB(d)	5.25%	12/01/2052	6,105	6,189,005
				397,264,878

Oklahoma–0.33%
Atoka (County of), OK Health Care Authority (Atoka Memorial Hospital); Series 2007, RB (Acquired 08/30/2007-03/01/2016; Cost $4,375,000)(h)	6.63%	10/01/2037	4,655	3,724,000
Oklahoma (State of) Ordnance Works Authority (Ralston Purina Co.); Series 1996, Ref. PCR(a)	6.50%	09/01/2026	100	100,413
Tulsa (City of), OK Municipal Airport Trust (American Airlines Group, Inc.); Series 2015, Ref. RB(a)(l)	5.00%	06/01/2025	20,660	22,723,934
				26,548,347

Oregon–0.08%
Clackamas (County of), OR Hospital Facility Authority (Rose Villa); Series 2020 A, Ref. RB	5.25%	11/15/2050	1,000	1,069,310
Series 2020 A, Ref. RB	5.38%	11/15/2055	1,000	1,072,390
Oregon (State of) Facilities Authority; Series 2015 A, RB(d)	5.75%	06/15/2046	1,740	1,861,556
Series 2016 A, RB	5.25%	06/15/2051	2,625	2,746,590
				6,749,846

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–1.38%
Allegheny (County of), PA Hospital Development Authority (Allegheny Health Network Obligated Group Issue); Series 2018 A, Ref. RB	5.00%	04/01/2047	$17,800	$20,758,716
Allegheny (County of), PA Industrial Development Authority (United States Steel Corp.); Series 2011, Ref. RB	6.55%	12/01/2027	2,115	2,183,843
Allentown (City of), PA Neighborhood Improvement Zone Development Authority (City Center); Series 2018, RB(d)	5.38%	05/01/2042	8,000	9,205,200
Allentown Neighborhood Improvement Zone Development Authority (615 Waterfront); Series 2021, RB(d)	6.00%	05/01/2042	4,200	5,092,794
Allentown Neighborhood Improvement Zone Development Authority (City Center); Series 2018, RB(d)	5.00%	05/01/2033	1,000	1,165,150
Chester (County of), PA Industrial Development Authority; Series 2016, RB	5.25%	01/01/2037	1,710	1,640,642
Series 2016, RB	5.50%	01/01/2052	11,080	10,467,941
Chester (County of), PA Industrial Development Authority (Woodlands at Greystone); Series 2018, RB(d)	5.00%	03/01/2038	525	542,199
Series 2018, RB(d)	5.13%	03/01/2048	1,047	1,074,526
Crawford (County of), PA Hospital Authority; Series 2016 A, Ref. RB	6.00%	06/01/2046	2,750	2,962,355
Series 2016 A, Ref. RB	6.00%	06/01/2051	3,215	3,455,000
General Authority of Southcentral Pennsylvania (WellSpan Health Obligated Group); Series 2019 A, Ref. RB	5.00%	06/01/2049	7,500	9,150,525
Lancaster (City of), PA; Series 2018, GO Bonds (INS - BAM)(b)	4.00%	11/01/2040	5	5,723
Montgomery (County of), PA Higher Education & Health Authority; Series 2017, Ref. RB (Acquired 10/25/2017-02/13/2019; Cost $1,250,272)(h)	5.00%	12/01/2032	1,260	1,173,866
Series 2017, Ref. RB (Acquired 10/25/2017; Cost $1,705,000)(h)	5.25%	12/01/2037	1,705	1,569,214
Series 2017, Ref. RB (Acquired 10/25/2017; Cost $487,605)(h)	5.30%	12/01/2038	500	458,470
Series 2017, Ref. RB (Acquired 10/25/2017-10/26/2017; Cost $3,128,288)(h)	5.38%	12/01/2047	3,140	2,818,495
Northampton (County of), PA Industrial Development Authority; Series 2013 A, RB (Acquired 04/03/2013; Cost $7,245,256)(f)(h)(j)	5.00%	12/31/2023	8,238	2,059,664
Series 2013, RB(f)(j)	5.00%	12/31/2023	2,779	694,693
Pennsylvania (Commonwealth of) Economic Development Financing Authority; Series 2019, RB(a)(d)	5.75%	06/01/2036	5,000	4,410,050
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority; Series 2012 A, RB	5.00%	01/01/2027	1,370	1,406,291
Pennsylvania (Commonwealth of) Housing Finance Agency; Series 2018, RB (CEP - FNMA)	3.60%	08/01/2035	13	14,148
Pennsylvania (State of) Turnpike Commission; Series 2021 A, RB	4.00%	12/01/2050	2,500	2,805,000
Philadelphia (City of), PA Authority for Industrial Development; Series 2012 A, RB	5.50%	06/15/2022	380	391,229
Series 2012 A, RB	5.50%	06/15/2032	2,000	2,068,180
Philadelphia (City of), PA Hospitals & Higher Education Facilities Authority (Temple University Health System); Series 2012 A, RB	5.63%	07/01/2036	3,350	3,529,962
Series 2012 A, RB	5.63%	07/01/2042	5,250	5,521,163
Philadelphia (City of), PA Industrial Development Authority (Architecture & Design Charter High School); Series 2013, RB(k)(l)	6.13%	03/15/2023	1,500	1,675,920
Philadelphia (City of), PA Industrial Development Authority (University of the Arts); Series 2017, Ref. RB(d)	5.00%	03/15/2045	8,430	8,910,510
Reading School District; Series 2017, Ref. GO Bonds (INS - AGM)(b)	5.00%	03/01/2035	785	944,386
Series 2017, Ref. GO Bonds (INS - AGM)(b)	5.00%	03/01/2036	720	864,374
Wilkes-Barre Area School District; Series 2019, GO Bonds (INS - BAM)(b)	4.00%	04/15/2049	2,500	2,783,700
				111,803,929

Puerto Rico–11.12%
Children’s Trust Fund; Series 2002, RB	5.38%	05/15/2033	6,305	6,343,713
Series 2002, RB	5.50%	05/15/2039	35,925	36,806,599
Series 2002, RB	5.63%	05/15/2043	108,400	108,956,092
Series 2005 A, RB(g)	0.00%	05/15/2050	28,000	4,328,240
Series 2005 B, RB(g)	0.00%	05/15/2055	127,450	11,163,345

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
Puerto Rico (Commonwealth of); Series 2001 A, GO Bonds(e)	5.13%	07/01/2031	$450	$388,125
Series 2004 A, GO Bonds(e)	5.00%	07/01/2024	1,500	1,295,625
Series 2004 A, GO Bonds(e)	5.00%	07/01/2034	1,660	1,433,825
Series 2004 A, GO Bonds (INS - AGC)(b)	5.00%	07/01/2034	10	10,337
Series 2007 A, GO Bonds(e)	5.25%	07/01/2037	2,165	1,875,431
Series 2008 A, Ref. GO Bonds(e)	5.25%	07/01/2026	1,920	1,658,400
Series 2009 B, Ref. GO Bonds(e)	6.50%	07/01/2037	14,550	12,749,437
Series 2009 B, Ref. GO Bonds(e)	5.75%	07/01/2038	3,000	2,606,250
Series 2009 C, Ref. GO Bonds(e)	6.00%	07/01/2039	9,265	8,025,806
Series 2011 A, GO Bonds(e)	5.75%	07/01/2041	65,250	55,054,687
Series 2011 A, Ref. GO Bonds (INS - AGM)(b)	5.25%	07/01/2024	5	5,121
Series 2011 C, Ref. GO Bonds(e)	6.00%	07/01/2035	2,625	2,155,781
Series 2011 C, Ref. GO Bonds(e)	5.75%	07/01/2036	11,540	9,304,125
Series 2011 C, Ref. GO Bonds (INS - AGM)(b)	5.75%	07/01/2037	1,345	1,407,933
Series 2011 C, Ref. GO Bonds(e)	6.50%	07/01/2040	13,000	11,131,250
Series 2012 A, Ref. GO Bonds(e)	5.50%	07/01/2026	17,950	14,719,000
Series 2012 A, Ref. GO Bonds(e)	5.50%	07/01/2027	340	278,800
Series 2012 A, Ref. GO Bonds(e)	5.00%	07/01/2033	2,550	2,052,750
Series 2012 A, Ref. GO Bonds(e)	5.13%	07/01/2037	2,000	1,620,000
Series 2012 A, Ref. GO Bonds(e)	5.00%	07/01/2041	6,765	5,285,156
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority; Series 2012 A, RB	5.50%	07/01/2028	250	264,000
Series 2012 A, RB	5.25%	07/01/2029	8,130	8,558,532
Series 2012 A, RB	5.00%	07/01/2033	19,468	20,430,109
Series 2012 A, RB	5.75%	07/01/2037	25,035	26,519,575
Series 2012 A, RB	5.25%	07/01/2042	10,000	10,527,100
Series 2012 A, RB	6.00%	07/01/2047	37,380	39,719,614
Puerto Rico (Commonwealth of) Electric Power Authority; Series 2007 TT, RB(e)	5.00%	07/01/2026	895	807,738
Series 2007 TT, RB(e)	5.00%	07/01/2027	1,990	1,795,975
Series 2007 TT, RB(e)	5.00%	07/01/2032	3,680	3,321,200
Series 2007 TT-RSA-1, RB(e)	5.00%	07/01/2021	55	49,638
Series 2007 TT-RSA-1, RB(e)	5.00%	07/01/2022	210	189,525
Series 2007 TT-RSA-1, RB(e)	5.00%	07/01/2024	15	13,538
Series 2007 UU, Ref. RB (INS - AGC)(b)	5.00%	07/01/2026	7,905	8,171,398
Series 2007 VV, Ref. RB (INS - NATL)(b)	5.25%	07/01/2026	175	190,580
Series 2007 VV, Ref. RB (INS - NATL)(b)	5.25%	07/01/2033	22,000	24,815,780
Series 2007 VV, Ref. RB (INS - NATL)(b)	5.25%	07/01/2035	465	528,798
Series 2008 WW, RB(e)	5.50%	07/01/2038	605	549,038
Series 2008 WW-RSA-1, RB(e)	5.50%	07/01/2021	60	54,450
Series 2008 WW-RSA-1, RB(e)	5.38%	07/01/2022	85	77,031
Series 2008 WW-RSA-1, RB(e)	5.38%	07/01/2024	390	353,438
Series 2008 WW-RSA-1, RB(e)	5.25%	07/01/2033	415	375,575
Series 2010 AAA, RB(e)	5.25%	07/01/2021	40	36,200
Series 2010 AAA-RSA-1, RB(e)	5.25%	07/01/2022	40	36,200
Series 2010 AAA-RSA-1, RB(e)	5.25%	07/01/2023	10	9,050
Series 2010 AAA-RSA-1, RB(e)	5.25%	07/01/2028	2,600	2,353,000
Series 2010 AAA-RSA-1, RB(e)	5.25%	07/01/2029	445	402,725
Series 2010 AAA-RSA-1, RB(e)	5.25%	07/01/2030	95	85,975
Series 2010 AAA-RSA-1, Ref. RB(e)	5.25%	07/01/2026	4,570	4,135,850
Series 2010 CCC-RSA-1, RB(e)	5.00%	07/01/2022	310	279,775
Series 2010 CCC-RSA-1, RB(e)	5.00%	07/01/2024	35	31,588
Series 2010 CCC-RSA-1, RB(e)	5.00%	07/01/2027	285	257,213
Series 2010 CCC-RSA-1, RB(e)	5.25%	07/01/2027	2,570	2,325,850
Series 2010 CCC-RSA-1, RB(e)	5.00%	07/01/2028	540	487,350
Series 2010 DDD, Ref. RB(e)	5.00%	07/01/2022	185	166,963
Series 2010 XX, RB(e)	5.25%	07/01/2035	2,660	2,407,300

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
Series 2010 XX, RB(e)	5.25%	07/02/2040	$28,430	$25,729,150
Series 2010 XX-RSA-1, RB(e)	5.25%	07/01/2026	10	9,050
Series 2010 XX-RSA-1, RB(e)	5.25%	07/01/2027	845	764,725
Series 2010 XX-RSA-1, RB(e)	5.75%	07/01/2036	18,575	16,903,250
Series 2010 ZZ, Ref. RB(e)	5.25%	07/01/2026	1,135	1,027,175
Series 2010 ZZ-RSA-1, Ref. RB(e)	5.00%	07/01/2021	95	85,738
Series 2010 ZZ-RSA-1, Ref. RB(e)	5.25%	07/01/2021	25	22,625
Series 2010 ZZ-RSA-1, Ref. RB(e)	5.00%	07/01/2022	850	767,125
Series 2010 ZZ-RSA-1, Ref. RB(e)	5.25%	07/01/2022	50	45,250
Series 2010 ZZ-RSA-1, Ref. RB(e)	5.00%	07/01/2024	215	194,038
Series 2010 ZZ-RSA-1, Ref. RB(e)	4.63%	07/01/2025	190	171,000
Series 2010 ZZ-RSA-1, Ref. RB(e)	5.25%	07/01/2025	275	248,875
Series 2010 ZZ-RSA-1, Ref. RB(e)	5.00%	07/01/2026	10	9,025
Series 2012 A, RB(e)	5.00%	07/02/2029	3,100	2,797,750
Series 2012 A, RB(e)	5.05%	07/01/2042	11,925	10,762,312
Series 2013 A, RB(e)	7.00%	07/01/2040	480	444,000
Series 2013 A, RB(e)	7.00%	07/01/2043	9,080	8,399,000
Series 2013 A-RSA, RB(e)	7.25%	07/01/2030	160	148,400
Series 2016 E-2, RB(e)	10.00%	07/01/2021	1,629	1,572,034
Series 2016 E-2, RB(e)	10.00%	01/01/2022	543	524,011
Series 2016 E-4, RB(e)	10.00%	07/01/2022	543	524,012
Puerto Rico (Commonwealth of) Highway & Transportation Authority; Series 2002 D, RB (INS - AGM)(b)	5.00%	07/01/2027	45	46,517
Series 2002 E, RB (INS - AGM)(b)	5.50%	07/01/2023	25	27,231
Series 2003 AA, RB(e)	5.00%	07/01/2028	1,360	1,118,600
Series 2003 AA, RB(e)	5.00%	07/02/2035	1,035	851,287
Series 2003 AA-2, Ref. RB(e)	5.30%	07/02/2035	7,895	6,493,637
Series 2003 H, Ref. RB(e)	5.45%	07/01/2035	605	216,288
Series 2003, RB (INS - FGIC)(b)(j)	5.75%	07/01/2021	350	318,938
Series 2003, RB (INS - AGC)(b)	5.75%	07/01/2022	9,000	9,272,790
Series 2003, RB (INS - AGC)(b)	5.00%	07/01/2023	215	222,241
Series 2003, RB(e)	5.00%	07/03/2028	2,175	266,438
Series 2004 J, RB (INS - NATL)(b)	5.00%	07/01/2029	250	253,638
Series 2005 L, Ref. RB (INS - NATL)(b)	5.25%	07/01/2035	1,490	1,681,569
Series 2005 L, Ref. RB (INS - AMBAC)(b)	5.25%	07/01/2038	125	142,269
Series 2007 CC, Ref. RB(e)	5.50%	07/01/2029	5,000	4,112,500
Series 2007 CC, Ref. RB(e)	5.50%	07/01/2030	3,250	2,673,125
Series 2007 CC, Ref. RB (INS - AGM)(b)	5.25%	07/01/2033	80	98,274
Series 2007 N, Ref. RB (INS - NATL)(b)	5.25%	07/01/2033	165	186,118
Series 2007 N, Ref. RB (INS - AGM)(b)	5.25%	07/01/2034	60	73,779
Puerto Rico (Commonwealth of) Industrial Tourist, Educational, Medical & Environmental Control Facilities Financing Authority; Series 2012, Ref. RB	5.00%	10/01/2021	100	100,888
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority; Series 2000, RB(a)	6.63%	06/01/2026	5,600	5,796,000
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority; Series 2011 A, Ref. RB	6.00%	07/01/2033	4,050	4,099,005
Puerto Rico (Commonwealth of) Infrastructure Financing Authority; Series 2005 B, RB (INS - AGC)(b)	5.00%	07/01/2041	25	25,843
Series 2006 B, RB(e)	5.00%	07/01/2031	5,000	681,250
Series 2006 B, RB(e)	5.00%	07/01/2037	3,000	408,750
Puerto Rico (Commonwealth of) Infrastructure Financing Authority (MEPSI Campus); Series 2007 A, RB(e)	6.50%	10/01/2037	7,300	2,938,250
Puerto Rico (Commonwealth of) Public Buildings Authority; Series 1993 L, Ref. RB (INS - AMBAC)(b)	5.50%	07/01/2021	197	198,543
Series 2009 Q, RB(e)	5.50%	07/01/2037	200	192,250
Series 2009 Q, RB(e)	5.63%	07/01/2039	5,860	5,669,550

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
Puerto Rico (Commonwealth of) Public Buildings Authority (Government Facilities); Series 2002 D, RB(e)	5.25%	07/01/2036	$1,515	$1,437,356
Series 2007 M-3, Ref. RB (INS - NATL)(b)	6.00%	07/01/2028	400	412,388
Series 2007 N, RB(e)	5.00%	07/01/2032	3,870	3,700,687
Series 2007 N, RB(e)	5.00%	07/01/2037	150	142,875
Series 2009 P, Ref. RB(e)	6.13%	07/01/2023	12,000	11,745,000
Series 2009 P, Ref. RB(e)	6.25%	07/01/2026	5,100	5,004,375
Series 2009 P, Ref. RB(e)	6.75%	07/01/2036	4,980	4,961,325
Series 2011 S, RB(e)	5.75%	07/01/2022	12,845	12,443,594
Series 2011 S, RB(e)	5.50%	07/01/2023	260	251,225
Series 2012 U, Ref. RB(e)	5.25%	07/03/2023	100	89,000
Series 2012 U, Ref. RB(e)	5.25%	07/01/2042	73,395	65,321,550
Puerto Rico Public Finance Corp.; Series 2011 B, RB(e)	5.50%	08/01/2031	49,020	735,300
Puerto Rico Sales Tax Financing Corp.; Series 2018 A-1, RB(g)	0.00%	07/01/2029	11	9,101
Series 2018 A-1, RB	4.50%	07/01/2034	11	12,006
Series 2018 A-1, RB	4.55%	07/01/2040	3,337	3,637,497
Series 2018 A-1, RB(g)	0.00%	07/01/2046	207,376	63,755,677
Series 2018 A-1, RB(g)	0.00%	07/01/2051	103,344	22,753,248
Series 2018 A-1, RB	4.75%	07/01/2053	44,576	48,651,584
Series 2018 A-1, RB	5.00%	07/01/2058	40,948	45,351,548
Series 2019 A-2, RB	4.54%	07/01/2053	4,576	4,931,235
Series 2019 A-2, RB	4.78%	07/01/2058	14,781	16,164,058
University of Puerto Rico; Series 2006 P, Ref. RB (Acquired 10/05/2017; Cost $33,000)(h)	5.00%	06/01/2021	50	50,000
Series 2006 P, Ref. RB (Acquired 10/05/2017-10/10/2017; Cost $64,500)(h)	5.00%	06/01/2022	100	99,500
Series 2006 P, Ref. RB (Acquired 12/03/2014-04/16/2019; Cost $3,277,200)(h)	5.00%	06/01/2030	5,260	5,102,200
Series 2006 Q, RB (Acquired 10/10/2017; Cost $671,375)(h)	5.00%	06/01/2036	1,025	994,250
				898,054,191

Rhode Island–0.10%
Central Falls Detention Facility Corp.; Series 2005, Ref. RB (Acquired 06/23/2005; Cost $43,767,323)(e)(h)	7.25%	07/15/2035	44,240	7,963,200

South Carolina–0.60%
Hardeeville (City of), SC; Series 2008 A, RB	7.75%	11/01/2039	5,221	5,226,691
Lancaster County School District/SC; Series 2018 XF252, GO Bonds(i)	4.00%	03/01/2036	12,555	14,424,691
Richland (County of), SC; Series 2004, RB(f)	6.20%	11/01/2036	11,953	9,319,283
South Carolina (State of) Jobs-Economic Development Authority (Green Bonds); Series 2019 A, RB(a)(d)	7.00%	05/01/2039	5,000	4,677,250
South Carolina (State of) Ports Authority; Series 2018, RB(a) Series 2018, RB(a)	5.00% 5.00%	07/01/2043 07/01/2055	1,500 3,750	1,796,025 4,440,187
South Carolina (State of) Public Service Authority; Series 2013 A, RB	5.50%	12/01/2033	6,465	7,258,255
University of South Carolina; Series 2017 B, Ref. RB	5.00%	05/01/2029	1,165	1,395,484
				48,537,866

Tennessee–1.07%
Bristol (City of), TN Industrial Development Board; Series 2016 B, RB(d)(g)	0.00%	12/01/2022	1,000	932,980
Chattanooga (City of), TN Health, Educational & Housing Facility Board (CommonSpirit Health); Series 2019 A-1, Ref. RB	4.00%	08/01/2038	775	880,361
Series 2019 A-1, Ref. RB	4.00%	08/01/2044	1,545	1,714,595
Series 2019 A-2, Ref. RB	5.00%	08/01/2044	1,160	1,405,004
Series 2019 A-2, Ref. RB	5.00%	08/01/2049	1,545	1,861,879
Memphis (City of) & Shelby (County of), TN Airport Authority; Series 2018, RB(a)	5.00%	07/01/2043	7,250	8,492,505
Memphis (City of), TN; Series 2018, GO Bonds(i)	4.00%	06/01/2047	10,765	12,007,927
Metropolitan Development and Housing Agency (Fifth + Broadway Development); Series 2018, RB(d)	5.13%	06/01/2036	600	677,046

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Tennessee–(continued)
Nashville (City of), TN Metropolitan Airport Authority; Series 2019 B, RB(a)	5.00%	07/01/2044	$20,000	$24,344,200
Series 2019 B, RB(a)	5.00%	07/01/2049	4,430	5,357,509
Shelby (County of), TN Health, Educational & Housing Facilities Board (Trezevant Manor); Series 2013 A, Ref. RB	5.50%	09/01/2047	9,000	8,864,280
Series 2013 B, Ref. RB(e)	8.00%	09/01/2044	6,350	317,500
Tennessee (State of) Metropolitan Nashville Airport Authority; Series 2019 B, RB(a)	5.00%	07/01/2054	16,500	19,881,675
				86,737,461

Texas–5.02%
Aledo Independent School District; Series 2020, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2045	4,000	4,609,000
Angelina & Neches River Authority Industrial Development Corp. (Aspen Power LLC); Series 2007 A, RB(a)(e)(f)	6.50%	11/01/2029	34,600	346
Argyle (Town of), TX; Series 2017, RB	5.00%	09/01/2037	890	1,013,977
Series 2017, RB	5.25%	09/01/2047	1,475	1,673,314
Arlington Higher Education Finance Corp.; Series 2020, RB (CEP -Texas Permanent School Fund)	4.00%	08/15/2045	1,100	1,269,730
Series 2020, RB (CEP -Texas Permanent School Fund)	4.00%	08/15/2050	2,500	2,871,825
Arlington Higher Education Finance Corp. (Great Hearts America); Series 2020 A, RB (CEP -Texas Permanent School Fund)	4.00%	08/15/2045	1,500	1,735,605
Series 2020 A, RB (CEP -Texas Permanent School Fund)	4.00%	08/15/2055	3,175	3,642,201
Arlington Higher Education Finance Corp. (Leadership Prep School); Series 2016 A, RB	5.00%	06/15/2046	1,325	1,330,419
Arlington Higher Education Finance Corp. (UME Preparatory Academy); Series 2017 A, RB	5.00%	08/15/2053	785	840,295
Arlington Higher Education Finance Corp. (Winfree Academy Charter School); Series 2019, Ref. RB	5.75%	08/15/2043	4,345	4,872,483
Aubrey (City of), TX; Series 2015, RB	7.25%	09/01/2045	665	715,394
Austin (City of), TX; Series 2020 C, Ref. RB	5.00%	11/15/2050	6,165	7,891,200
Brazoria County Industrial Development Corp. (Gladieux Metals Recycling LLC); Series 2019, RB(a)	7.00%	03/01/2039	19,100	20,399,182
Calhoun County Navigation Industrial Development Authority (Max Midstream Texas, LLC); Series 2020 A, RN(a)(d)	7.00%	07/27/2021	11,020	11,019,559
Series 2020 B, RN(d)	10.50%	07/27/2021	11,795	11,794,764
Cambridge Student Housing Financing Co. L.P.; Series 2004 A, RB (Acquired 11/24/2004; Cost $15,135,000)(e)(f)(h)	7.00%	11/01/2039	15,135	6,054,000
Series 2004 C, RB(e)	9.70%	11/01/2039	4,502	900
Series 2004 D, RB(e)	1.00%	11/01/2039	3,659	732
Celina (City of), TX; Series 2015, RB	6.25%	09/01/2045	1,785	1,883,264
Series 2015, RB	7.25%	09/01/2045	975	1,028,537
Series 2015, RB	7.50%	09/01/2045	3,865	4,157,426
Clifton Higher Education Finance Corp. (Idea Public Schools); Series 2011, RB(k)(l)	5.75%	08/15/2021	750	768,758
Clifton Higher Education Finance Corp. (International Leadership of Texas); Series 2018 D, RB	6.00%	08/15/2038	5,000	5,785,550
Edinburg Economic Development Corp.; Series 2019, RB(d)	5.00%	08/15/2044	1,645	1,697,607
Flower Mound (Town of), TX; Series 2014, RB(k)(l)	6.13%	03/01/2021	1,095	1,116,900
Series 2014, RB(k)(l)	6.50%	03/01/2021	1,500	1,530,000
Series 2014, RB(k)(l)	6.75%	03/01/2021	2,000	2,040,000
Galveston (City of), TX; Series 2014, RB	5.63%	09/01/2028	1,775	1,418,349
Series 2014, RB	6.00%	09/01/2038	3,700	2,692,971
Series 2014, RB	6.13%	09/01/2044	3,500	2,486,295
Grand Parkway Transportation Corp.; Series 2015 XF2034, Revenue Ctfs.(i)(k)(l)	5.00%	10/01/2023	10,000	11,221,000
Series 2018 A, RB	5.00%	10/01/2048	5,000	6,088,000
Series 2018 XF2669, Revenue Ctfs.(i)	5.00%	10/01/2048	32,525	39,578,372
Grand Rapids Economic Development Corp. (Clark Retirement Community, Inc.); Series 2018 A, RB(i)	5.00%	10/01/2043	15,000	18,355,200
Gulf Coast Industrial Development Authority; Series 1998, RB(a)	8.00%	04/01/2028	20	20,024

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Houston (City of), TX; Series 2020 C, Ref. RB	4.00%	11/15/2043	$3,500	$4,123,035
Series 2020 C, Ref. RB	4.00%	11/15/2049	3,500	4,094,790
Houston (City of), TX (United Airlines, Inc.); Series 2018, RB(a)	5.00%	07/15/2028	8,250	9,524,625
Series 2020, Ref. RB(a)	5.00%	07/15/2027	1,750	2,039,170
Houston (City of), TX Airport System (United Airlines, Inc. Terminal E); Series 2020 A, Ref. RB(a)	5.00%	07/01/2027	1,250	1,455,725
Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.); Series 2011, RB(k)(l)	6.50%	05/15/2021	815	825,372
Laredo (City of), TX; Series 2020 A, RB	4.00%	03/01/2050	5,975	6,986,388
Mission Economic Development Corp. (CarbonLite Recycling LLC); Series 2016, RB(a)(d)	6.50%	12/01/2033	8,045	7,117,170
Mission Economic Development Corp. (Natgasoline); Series 2018, Ref. RB(a)(d)	4.63%	10/01/2031	25,000	26,629,000
New Hope Cultural Education Facilities Finance Corp.; Series 2013 A, RB(k)(l)	5.88%	04/01/2023	785	875,353
Series 2013 A, RB(k)(l)	6.00%	04/01/2023	1,950	2,177,760
Series 2016 A, RB	5.50%	08/15/2046	700	707,378
Series 2016 A, RB	5.00%	04/01/2048	3,395	3,632,538
Series 2016 A, RB	5.50%	08/15/2051	1,200	1,212,384
Series 2016 A-1, RB	5.00%	07/01/2031	350	361,708
Series 2017 A, Ref. RB	4.00%	08/15/2033	3,000	3,432,540
Series 2017 A, Ref. RB	4.00%	08/15/2034	2,000	2,282,200
Series 2018 A, RB(d)	6.00%	08/15/2037	1,000	1,087,260
Series 2018 A, RB(d)	6.00%	08/15/2047	13,435	14,524,310
Series 2018 A-1, RB (INS - AGM)(b)	5.00%	07/01/2038	500	584,350
Series 2018 A-1, RB (INS - AGM)(b)	5.00%	07/01/2048	1,750	2,012,517
Series 2018 A-1, RB (INS - AGM)(b)	5.00%	07/01/2058	2,400	2,740,560
New Hope Cultural Education Facilities Finance Corp. (Cardinal Bay, Inc.); Series 2016, RB	5.00%	07/01/2046	1,750	1,760,447
Series 2016, RB	5.00%	07/01/2051	1,750	1,756,361
New Hope Cultural Education Facilities Finance Corp. (Cumberland Academy); Series 2020 A, RB(d)	5.00%	08/15/2040	2,390	2,541,645
Series 2020 A, RB(d)	5.00%	08/15/2050	2,220	2,341,168
New Hope Cultural Education Facilities Finance Corp. (Jubilee Academic Center); Series 2017 A, RB(d)	5.13%	08/15/2047	2,085	2,098,803
New Hope Cultural Education Facilities Finance Corp. (Legacy Midtown Park); Series 2018 A, RB	5.50%	07/01/2054	8,250	8,634,780
New Hope Cultural Education Facilities Finance Corp. (MRC Senior Living-The Langford); Series 2016 A, RB	5.38%	11/15/2036	400	370,544
Series 2016 A, RB	5.50%	11/15/2046	650	574,399
Series 2016 A, RB	5.50%	11/15/2052	3,425	2,950,809
New Hope Cultural Education Facilities Finance Corp. (Presbyterian Village North); Series 2018, Ref. RB	5.25%	10/01/2049	2,500	2,602,900
Series 2020, RB	5.25%	10/01/2055	9,390	9,776,962
New Hope Cultural Education Facilities Finance Corp. (Wesleyan Homes, Inc.); Series 2014, RB	5.50%	01/01/2049	1,300	1,347,034
Newark High Education Finance Corp. (Austin Achieve Public Schools, Inc.); Series 2018, RB	5.00%	06/15/2038	375	387,503
Series 2018, RB	5.00%	06/15/2048	750	772,207
North Central Texas Housing Finance Corp.; Series 2012, RB(l)	6.15%	01/01/2029	1,500	1,526,115
Pottsboro Higher Education Finance Corp. (Imagine International Academy of North Texas LLC); Series 2016 A, RB	5.00%	08/15/2036	655	711,507
Series 2016 A, RB	5.00%	08/15/2046	1,000	1,068,740
Red River Education Finance Corp.; Series 2017, Ref. RB	5.50%	10/01/2046	5,370	6,039,478
Red River Health Facilities Development Corp. (MRC Crossing); Series 2014 A, RB	8.00%	11/15/2049	3,000	3,269,790
Rowlett (City of), TX (Bayside Public Improvement District North Improvement Area); Series 2016, RB	6.00%	09/15/2046	455	468,186
Sabine Neches Housing Finance Corp.; Series 2012, RB(l)	6.15%	01/01/2029	1,870	1,898,873
Sanger Industrial Development Corp. (Texas Pellets); Series 2012 C, RB (Acquired 08/31/2012; Cost $26,820,000)(a)(e)(f)(h)	7.50%	07/01/2038	26,820	6,705,000
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.); Series 2007, RB (Acquired 07/27/2007-07/18/2012; Cost $3,810,000)(e)(h)	5.75%	11/16/2037	3,810	1,724,025

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Tarrant County Cultural Education Facilities Finance Corp. (Buckner Senior Living - Ventana); Series 2017, RB	6.75%	11/15/2047	$3,500	$3,887,835
Series 2017, RB	6.75%	11/15/2052	2,000	2,215,940
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home); Series 2017 A, RB (Acquired 06/12/2020; Cost $4,646,513)(h)	6.38%	02/15/2048	5,710	4,523,919
Series 2017 A, RB (Acquired 06/12/2020; Cost $2,441,250)(h)	6.38%	02/15/2052	3,000	2,375,430
Series 2017, RB (Acquired 06/12/2020; Cost $1,688,531)(h)	6.38%	02/15/2041	2,075	1,646,720
Tarrant County Cultural Education Facilities Finance Corp. (MRC Stevenson Oaks); Series 2020, Ref. RB	6.25%	11/15/2031	500	559,995
Series 2020, Ref. RB	6.63%	11/15/2041	2,000	2,235,840
Series 2020, Ref. RB	6.75%	11/15/2051	3,000	3,340,140
Series 2020, Ref. RB	6.88%	11/15/2055	3,555	3,974,383
Texas (State of) Transportation Commission; Series 2019, RB(g)	0.00%	08/01/2043	3,750	1,475,850
Series 2019, RB(g)	0.00%	08/01/2044	4,400	1,634,204
Series 2019, RB(g)	0.00%	08/01/2046	1,000	333,780
Series 2019, RB(g)	0.00%	08/01/2047	1,000	316,500
Series 2019, RB(g)	0.00%	08/01/2048	1,000	300,600
Series 2019, RB(g)	0.00%	08/01/2050	1,500	403,695
Texas State Student Housing Corp.; Series 2001, RB	6.75%	07/01/2021	145	144,988
Series 2001, RB	6.85%	07/01/2031	215	214,974
Texas Water Development Board; Series 2018, RB(i)	5.00%	10/15/2053	13,515	16,685,484
Vintage Township Public Facilities Corp.; Series 2008 A, RB	7.38%	10/01/2038	1,975	1,976,165
Waxahachie (City of), TX; Series 2015, RB	6.00%	08/15/2045	6,375	6,489,814
Wise (County of), TX; Series 2011, RB	7.50%	08/15/2025	2,920	2,976,152
Series 2011, RB	7.75%	08/15/2028	4,615	4,700,885
				405,769,881

Utah–0.59%
Hideout (Town of), UT Local District No. 1; Series 2014, RB(k)	7.75%	08/01/2024	140	149,719
Series 2014, RB(k)	8.25%	08/01/2034	610	638,182
Salt Lake (City of), UT; Series 2018 A, RB(a)	5.00%	07/01/2048	4,000	4,692,600
Series 2018 A, RB(a)	5.25%	07/01/2048	7,410	8,844,280
Utah (State of) Charter School Finance Authority; Series 2012, RB	5.50%	07/15/2022	265	270,708
Series 2012, RB	6.00%	07/15/2032	1,750	1,787,152
Series 2012, RB	6.25%	07/15/2042	3,870	3,951,580
Series 2016 A, Ref. RB(d)	5.00%	02/15/2046	855	892,671
Series 2017, Ref. RB(d)	5.25%	06/15/2037	4,810	5,252,664
Series 2017, Ref. RB(d)	5.38%	06/15/2048	7,415	8,006,198
Series 2018 A, RB(d)	5.25%	10/15/2048	2,205	2,267,269
Series 2019 A, RB(d)	5.38%	06/15/2049	3,645	3,729,965
Utah (State of) Charter School Finance Authority (Esperanza Elementary School); Series 2018 A, RB(d)	5.00%	10/15/2038	2,330	2,396,638
Utah (State of) Charter School Finance Authority (Leadership Learning Academy); Series 2019 A, RB(d)	5.00%	06/15/2050	2,000	2,154,020
Utah (State of) Charter School Finance Authority (Vista Entrada School of Performing Arts); Series 2012, RB(k)(l)	6.30%	07/15/2022	750	811,230
Series 2012, RB(k)(l)	6.55%	07/15/2022	1,640	1,778,547
				47,623,423

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Vermont–0.09%
East Central Vermont Telecommunications District; Series 2018 A, RB(d)	5.75%	12/01/2036	$1,450	$1,537,899
Series 2018 A, RB(d)	5.60%	12/01/2043	960	1,001,482
Series 2019 A, RB(d)	5.00%	12/01/2048	4,330	4,374,642
				6,914,023

Virgin Islands–0.15%
Tobacco Settlement Financing Corp.; Series 2006 A, RB(g)	0.00%	05/15/2035	28,550	11,923,622

Virginia–0.54%
Celebrate North Community Development Authority; Series 2003 B, RB(e)	6.75%	03/01/2034	1,425	855,000
Lewistown (City of), VA Commerce Center Community Development Authority; Series 2014 A, RB	6.05%	03/01/2044	1,207	996,190
Series 2014 B, RB	6.05%	03/01/2044	2,724	2,247,954
Series 2014 C, RB(e)	6.05%	03/01/2054	1,965	358,612
Norfolk (City of), VA Redevelopment & Housing Authority (Fort Norfolk Retirement Community, Inc. - Harbor’s Edge); Series 2019 A, RB	5.25%	01/01/2054	3,300	3,495,657
Peninsula Town Center Community Development Authority; Series 2018, Ref. RB(d)	5.00%	09/01/2045	1,000	1,074,450
Richmond (City of), VA Redevelopment & Housing Authority; Series 2017, RB(d)	5.55%	01/01/2037	2,140	2,223,931
Roanoke (City of), VA Economic Development Authority (Richfield Living); Series 2020, RB	5.00%	09/01/2050	3,910	3,798,448
Series 2020, RB	5.13%	09/01/2055	2,920	2,843,963
Roanoke (County of), VA Economic Development Authority; Series 2019 A, Ref. RB	5.25%	09/01/2049	14,735	14,805,138
Series 2019 A, Ref. RB	5.38%	09/01/2054	7,215	7,261,465
Tobacco Settlement Financing Corp.; Series 2007 B-1, RB	5.00%	06/01/2047	1,515	1,523,317
Virginia (Commonwealth of) Small Business Financing Authority; Series 2018, RB(a)(d)(l)	5.00%	07/01/2038	1,690	1,767,402
				43,251,527

Washington–1.17%
Greater Wenatchee Regional Events Center Public Facilities District; Series 2012 A, RB	5.00%	09/01/2027	750	770,692
Kalispel Tribe of Indians; Series 2018 A, RB(d)	5.00%	01/01/2032	2,200	2,510,684
Series 2018 A, RB(d)	5.25%	01/01/2038	3,000	3,402,090
Series 2018 B, RB(d)	5.00%	01/01/2032	500	570,610
Series 2018 B, RB(d)	5.25%	01/01/2038	1,000	1,134,030
Kelso (City of), WA Housing Authority; Series 1998, RB	5.60%	03/01/2028	145	145,154
Kitsap (County of), WA Consolidated Housing Authority; Series 2001 A, RB(a)	6.10%	10/01/2031	50	50,058
Seattle (Port of), WA; Series 2018 A, RB(a)	5.00%	05/01/2043	5,220	6,032,806
Series 2019, RB(a)	5.00%	04/01/2044	25,295	30,083,091
Tacoma (City of), WA Consolidated Local Improvement Districts; Series 2013, RB	5.75%	04/01/2043	2,079	2,080,439
Washington (State of) Economic Development Finance Authority; Series 2017 A, RB(a)(d)(e)(k)	7.50%	01/01/2032	26,355	19,766,250
Washington (State of) Economic Development Finance Authority (Green Bonds); Series 2020 A, RB(a)(d)	5.63%	12/01/2040	8,000	8,546,880
Washington (State of) Economic Development Finance Authority (North Pacific Paper); Series 2020 B, Ref. RB(d)	9.00%	12/01/2036	16,050	16,656,369
Washington (State of) Housing Finance Commission (Heron’s Key Senior Living); Series 2015 A, RB(d)	7.00%	07/01/2045	1,000	1,077,320
Series 2015 A, RB(d)	7.00%	07/01/2050	1,700	1,828,027
				94,654,500

West Virginia–0.89%
Brooke (County of), WV; Series 2011 A, RB	6.50%	10/01/2031	3,000	2,941,500
Series 2011 A, RB	6.75%	10/01/2037	4,500	4,377,420
Harrison (County of), WV Commission (Charles Pointe No. 2); Series 2013, Ref. RB(d)(e)	7.00%	06/01/2035	27,145	13,572,500
Harrison (County of), WV County Commission (Charles Pointe Economic Opportunity Development District); Series 2019 A, RB(d)	5.75%	06/01/2042	19,000	21,139,970
Series 2019 B, Ref. RB(d)	7.50%	06/01/2042	6,140	6,677,373

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
West Virginia–(continued)
Monongalia (County of), WV Commission Special District (University Town Centre Economic Opportunity Development District); Series 2017 A, Ref. RB(d)	5.75%	06/01/2043	$3,435	$3,687,575
Series 2020, Ref. RB(d)	7.50%	06/01/2043	9,060	9,872,229
Ohio (County of), WV Development Authority; Series 2018, RB	5.00%	09/01/2048	10,465	9,883,146
				72,151,713

Wisconsin–1.18%
Public Finance Authority (American Dream at Meadowlands); Series 2017, RB(d)	6.75%	08/01/2031	22,000	24,545,180
Public Finance Authority (Capitol Encore Academy (The)); Series 2019 A, RB(d)	4.75%	06/01/2029	250	270,530
Series 2019 A, RB(d)	5.25%	06/01/2039	750	809,138
Series 2019 A, RB(d)	5.50%	06/01/2049	1,940	2,091,514
Wisconsin (State of) Health & Educational Facilities Authority; Series 2019, Ref. RB	5.00%	08/01/2049	2,750	2,445,272
Wisconsin (State of) Health & Educational Facilities Authority (Camillus Health System); Series 2019, Ref. RB	5.00%	11/01/2039	1,950	2,082,658
Series 2019, Ref. RB	5.00%	11/01/2046	2,100	2,208,381
Series 2019, Ref. RB	5.00%	11/01/2054	3,500	3,647,175
Wisconsin (State of) Public Finance Authority; Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $12,342)(d)(g)(h)	0.00%	01/01/2047	156	4,265
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $10,593)(d)(g)(h)	0.00%	01/01/2048	136	3,670
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $10,233)(d)(g)(h)	0.00%	01/01/2049	134	3,532
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $9,721)(d)(g)(h)	0.00%	01/01/2050	129	3,284
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $9,382)(d)(g)(h)	0.00%	01/01/2051	127	3,170
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $11,969)(d)(g)(h)	0.00%	01/01/2052	165	3,959
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $11,600)(d)(g)(h)	0.00%	01/01/2053	163	3,833
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $11,012)(d)(g)(h)	0.00%	01/01/2054	158	3,603
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $10,594)(d)(g)(h)	0.00%	01/01/2055	154	3,449
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $10,188)(d)(g)(h)	0.00%	01/01/2056	151	3,321
Series 2005 A-1, RB (Acquired 09/08/2005-07/31/2020; Cost $9,349,640)(d)(e)(h)	5.50%	07/01/2056	7,795	5,888,911
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $11,093)(d)(g)(h)	0.00%	01/01/2057	168	3,577
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $10,622)(d)(g)(h)	0.00%	01/01/2058	163	3,402
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $10,165)(d)(g)(h)	0.00%	01/01/2059	159	3,250
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $9,973)(d)(g)(h)	0.00%	01/01/2060	156	3,080
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $9,501)(d)(g)(h)	0.00%	01/01/2061	153	2,951
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $9,084)(d)(g)(h)	0.00%	01/01/2062	149	2,796
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $8,748)(d)(g)(h)	0.00%	01/01/2063	146	2,675
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $8,423)(d)(g)(h)	0.00%	01/01/2064	143	2,569
Series 2005 A-1, RB(d)(g)	0.00%	01/01/2065	140	2,445
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $8,677)(d)(g)(h)	0.00%	01/01/2066	151	2,507
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $103,002)(d)(g)(h)	0.00%	01/01/2067	1,821	28,044
Series 2012 A-1, RB	7.00%	10/01/2042	6,883	6,968,875
Series 2012 B-1, RB(g)	0.00%	10/01/2042	1,055	824,219
Series 2012 C-1, RB(g)	0.00%	10/01/2042	2,000	902,500
Series 2012, RB	6.00%	09/01/2045	5,875	5,991,854
Series 2015 A, RB	6.00%	02/01/2045	1,910	2,013,083
Series 2016 A, RB(d)	5.25%	05/01/2046	2,500	2,600,575
Series 2016 A, RB	5.25%	01/01/2052	10,960	10,292,098
Series 2017 A, RB	5.00%	12/01/2052	865	869,360
Series 2018, RB (INS - AGM)(b)	5.00%	07/01/2058	7,900	9,147,884
Series 2019 A, RB(d)	5.38%	06/01/2044	1,480	1,485,713
Series 2019 A, RB(d)	5.50%	06/01/2054	1,840	1,844,655
Series 2019, RB(d)	5.00%	06/15/2054	455	485,167
Wisconsin (State of) Public Finance Authority (21st Century Public Academy); Series 2020 A, RB(d)	5.00%	06/01/2040	760	812,159
Series 2020 A, RB(d)	5.00%	06/01/2049	1,340	1,404,601
Wisconsin (State of) Public Finance Authority (Bancroft Neurohealth); Series 2016 A, RB(d)	5.13%	06/01/2048	2,075	2,244,548

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin–(continued)
Wisconsin (State of) Public Finance Authority (Explore Knowledge Foundation); Series 2012 A, RB	5.75%	07/15/2032	$1,060	$1,109,364
Series 2012 A, RB	6.00%	07/15/2042	1,345	1,402,808
Wisconsin (State of) Public Finance Authority (North Carolina Leadership Academy); Series 2019, RB(d)	5.00%	06/15/2049	520	555,766
				95,037,370
Total Municipal Obligations (Cost $8,349,449,948)				8,545,203,158

			Shares
Common Stocks & Other Equity Interests–0.13%
Georgia–0.01%
Delta Air Lines, Inc.(m)			7,679	368,131

Michigan–0.00%
General Motors Co.(m)			2,919	149,832

Ohio–0.12%
Energy Harbor Corp.(m)			363,120	9,713,460
Total Common Stocks & Other Equity Interests (Cost $11,063,438)				10,231,423

	Interest Rate	Maturity Date	Principal Amount (000)
U.S. Dollar Denominated Bonds & Notes–0.02%
Texas–0.02%
Aspen Power LLC; Series 4(e)(f)	9.00%	11/15/2049	$7,000	520,727
Series 1(e)(f)	9.00%	11/15/2049	3,500	260,364
Series 2(e)(f)	9.00%	11/15/2049	6,000	446,338
Series 3(e)(f)	9.00%	11/15/2049	2,750	204,571
Total U.S. Dollar Denominated Bonds & Notes (Cost $19,250,000)				1,432,000
TOTAL INVESTMENTS IN SECURITIES(n)–105.94% (Cost $8,379,763,386)				8,556,866,581
FLOATING RATE NOTE OBLIGATIONS–(8.72)%
Notes with interest and fee rates ranging from 0.64% to 0.83% at 02/28/2021 and contractual maturities of collateral ranging from 07/15/2035 to 11/15/2057 (See Note 1M)(o)				(704,505,000)
OTHER ASSETS LESS LIABILITIES–2.78%				224,915,059
NET ASSETS–100.00%				$8,077,276,640

Investment Abbreviations:

ACA	– ACA Financial Guaranty Corp.
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
Ctfs.	– Certificates
FGIC	– Financial Guaranty Insurance Company
FNMA	– Federal National Mortgage Association
GNMA	– Government National Mortgage Association
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
Wts.	– Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41	Invesco Rochester® Municipal Opportunities Fund

Notes to Schedule of Investments:

(a)	Security subject to the alternative minimum tax.
(b)	Principal and/or interest payments are secured by the bond insurance company listed.
(c)	Convertible capital appreciation bond. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2021 was $871,434,231, which represented 10.79% of the Fund’s Net Assets.

(e)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2021 was $540,693,395, which represented 6.69% of the Fund’s Net Assets.

(f)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(g)	Zero coupon bond issued at a discount.
(h)	Restricted security. The aggregate value of these securities at February 28, 2021 was $107,946,880, which represented 1.34% of the Fund’s Net Assets.
(i)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1L.
(j)	The issuer is paying less than stated interest, but is not in default on principal because scheduled principal payments have not yet begun.
(k)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(l)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(m)	Non-income producing security.
(n)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

(o)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2021. At February 28, 2021, the Fund’s investments with a value of $1,162,511,725 are held by TOB Trusts and serve as collateral for the $704,505,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42	Invesco Rochester® Municipal Opportunities Fund

Statement of Assets and Liabilities

February 28, 2021

Assets:
Investments in securities, at value (Cost $8,379,763,386)	$8,556,866,581
Cash	399,004,540
Due from broker	12,500,914
Receivable for: Investments sold	2,004,118
Fund shares sold	17,991,175
Interest	102,352,648
Investments matured, at value (Cost $45,790,504)	21,635,116
Investment for trustee deferred compensation and retirement plans	409,032
Other assets	3,279,770
Total assets	9,116,043,894

Liabilities:
Floating rate note obligations	704,505,000
Payable for: Investments purchased	121,291,000
Dividends	16,171,701
Fund shares reacquired	189,992,108
Accrued fees to affiliates	5,724,614
Accrued interest expense	14,233
Accrued trustees’ and officers’ fees and benefits	180,706
Accrued other operating expenses	478,860
Trustee deferred compensation and retirement plans	409,032
Total liabilities	1,038,767,254
Net assets applicable to shares outstanding	$8,077,276,640

Net assets consist of:
Shares of beneficial interest	$9,288,565,669
Distributable earnings (loss)	(1,211,289,029)
$8,077,276,640

Net Assets:
Class A	$4,323,667,365
Class C	$717,496,229
Class Y	$3,018,845,309
Class R5	$7,290,275
Class R6	$9,977,462

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	541,633,815
Class C	90,279,048
Class Y	378,637,207
Class R5	913,939
Class R6	1,249,280
Class A: Net asset value per share	$7.98
Maximum offering price per share (Net asset value of $7.98 ÷ 95.75%)	$8.33
Class C: Net asset value and offering price per share	$7.95
Class Y: Net asset value and offering price per share	$7.97
Class R5: Net asset value and offering price per share	$7.98
Class R6: Net asset value and offering price per share	$7.99

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43	Invesco Rochester® Municipal Opportunities Fund

Statement of Operations

For the year ended February 28, 2021

Investment income:
Interest	$350,805,289

Dividends	1,109

Total investment income	350,806,398

Expenses:
Advisory fees	25,803,194

Administrative services fees	1,055,017

Custodian fees	72,605

Distribution fees:
Class A	9,441,044

Class C	7,361,474

Interest, facilities and maintenance fees	13,324,535

Transfer agent fees – A, C and Y	8,954,060

Transfer agent fees – R5	5,299

Transfer agent fees – R6	39

Trustees’ and officers’ fees and benefits	39,860

Registration and filing fees	283,975

Reports to shareholders	160,305

Professional services fees	1,539,501

Other	123,425

Total expenses	68,164,333

Less: Expense offset arrangement(s)	(2,111)

Net expenses	68,162,222

Net investment income	282,644,176

Realized and unrealized gain (loss) from:
Net realized gain from unaffiliated investment securities	59,474,294

Change in net unrealized appreciation (depreciation) of unaffiliated investment securities	(316,296,545)

Net realized and unrealized gain (loss)	(256,822,251)

Net increase in net assets resulting from operations	$25,821,925

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44	Invesco Rochester® Municipal Opportunities Fund

Statement of Changes in Net Assets

For the year ended February 28, 2021, period ended February 29, 2020, and the year ended July 31, 2019

	Year Ended February 28, 2021	Seven Months Ended February 29, 2020	Year Ended July 31, 2019

Operations:

Net investment income	$282,644,176	$191,531,451	$296,066,753

Net realized gain (loss)	59,474,294	3,906,279	(194,746,898)

Change in net unrealized appreciation (depreciation)	(316,296,545)	473,319,492	595,643,647

Net increase in net assets resulting from operations	25,821,925	668,757,222	696,963,502

Distributions to shareholders from distributable earnings:

Class A	(189,891,307)	(98,220,001)	(146,096,755)

Class C	(35,663,431)	(20,691,030)	(46,788,387)

Class Y	(136,574,950)	(68,785,001)	(93,038,150)

Class R5	(298,065)	(5,714)	(86)

Class R6	(443,605)	(252,655)	(86)

Total distributions from distributable earnings	(362,871,358)	(187,954,401)	(285,923,464)

Share transactions–net:

Class A	115,259,088	311,686,179	453,950,332

Class C	(255,600,422)	(60,132,134)	(287,744,063)

Class Y	159,339,225	371,352,632	477,395,184

Class R5	2,688,971	4,603,986	10,000

Class R6	(3,122,800)	12,072,001	10,000

Net increase in net assets resulting from share transactions	18,564,062	639,582,664	643,621,453

Net increase (decrease) in net assets	(318,485,371)	1,120,385,485	1,054,661,491

Net assets:

Beginning of year	8,395,762,011	7,275,376,526	6,220,715,035

End of year	$8,077,276,640	$8,395,762,011	$7,275,376,526

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45	Invesco Rochester® Municipal Opportunities Fund

Statement of Cash Flows

For the year ended February 28, 2021

Cash provided by operating activities:

Net increase in net assets resulting from operations	$25,821,925

Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:

Purchases of investments	(2,491,077,728)

Proceeds from sales of investments	2,995,480,528

Purchases of short-term investments, net	(42,463,102)

Amortization of premium on investment securities	39,254,830

Accretion of discount on investment securities	(52,480,917)

Increase in receivables and other assets	(18,648,878)

Increase in accrued expenses and other payables	3,237,297

Net realized gain from investment securities	(59,474,294)

Net change in unrealized depreciation on investment securities	316,296,545

Net cash provided by operating activities	715,946,206

Cash provided by (used in) financing activities:

Dividends paid to shareholders from distributable earnings	(165,730,367)

Proceeds from shares of beneficial interest sold	2,970,582,357

Proceeds of TOB Trusts	130,055,000

Repayments of TOB Trusts	(217,340,000)

Proceeds from borrowings	1,433,300,000

Repayment of borrowings	(1,569,600,000)

Disbursements from shares of beneficial interest reacquired	(2,954,586,682)

Net cash provided by (used in) financing activities	(373,319,692)

Net increase in cash and cash equivalents	342,626,514

Cash and cash equivalents at beginning of period	56,378,026

Cash and cash equivalents at end of period	$399,004,540

Non-cash financing activities:

Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$185,022,630

Supplemental disclosure of cash flow information:

Cash paid during the period for interest, facilities and maintenance fees	$13,449,967

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46	Invesco Rochester® Municipal Opportunities Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/21	$8.30	$0.30	$(0.23)	$0.07	$(0.39)	$7.98	1.13%	$4,323,667	0.95	%(d)	0.95	%(d)	0.77	%(d)	3.87	%(d)	28%
Seven months ended 02/29/20	7.81	0.20	0.48	0.68	(0.19)	8.30	8.87	4,389,039	0.95	(e)	0.95	(e)	0.69	(e)	4.26	(e)	9
Year ended 07/31/19	7.34	0.35	0.45	0.80	(0.33)	7.81	11.26	3,825,646	1.20		1.20		0.76		4.64		34
Year ended 07/31/18	7.27	0.36	0.08	0.44	(0.37)	7.34	6.34	3,164,888	1.04		1.04		0.81		4.94		34
Year ended 07/31/17	7.37	0.39	(0.07)	0.32	(0.42)	7.27	4.47	3,182,443	1.06		1.06		0.75		5.36		29
Year ended 07/31/16	6.86	0.46	0.52	0.98	(0.47)	7.37	14.91	3,245,013	1.00		1.00		0.74		6.54		20
Class C
Year ended 02/28/21	8.26	0.25	(0.23)	0.02	(0.33)	7.95	0.54	717,496	1.60	(d)	1.60	(d)	1.42	(d)	3.22	(d)	28
Seven months ended 02/29/20	7.77	0.17	0.48	0.65	(0.16)	8.26	8.51	1,020,424	1.61	(e)	1.61	(e)	1.35	(e)	3.61	(e)	9
Year ended 07/31/19	7.31	0.30	0.45	0.75	(0.29)	7.77	10.45	1,019,084	1.86		1.86		1.42		3.99		34
Year ended 07/31/18	7.24	0.31	0.09	0.40	(0.33)	7.31	5.68	1,231,057	1.69		1.69		1.46		4.29		34
Year ended 07/31/17	7.35	0.33	(0.07)	0.26	(0.37)	7.24	3.74	1,301,304	1.78		1.78		1.47		4.66		29
Year ended 07/31/16	6.83	0.41	0.53	0.94	(0.42)	7.35	14.13	1,375,239	1.75		1.75		1.49		5.80		20
Class Y
Year ended 02/28/21	8.29	0.32	(0.23)	0.09	(0.41)	7.97	1.40	3,018,845	0.70	(d)	0.70	(d)	0.52	(d)	4.12	(d)	28
Seven months ended 02/29/20	7.80	0.21	0.49	0.70	(0.21)	8.29	9.04	2,968,456	0.71	(e)	0.71	(e)	0.45	(e)	4.51	(e)	9
Year ended 07/31/19	7.33	0.37	0.45	0.82	(0.35)	7.80	11.55	2,430,627	0.95		0.95		0.51		4.89		34
Year ended 07/31/18	7.26	0.38	0.08	0.46	(0.39)	7.33	6.61	1,824,770	0.79		0.79		0.56		5.19		34
Year ended 07/31/17	7.37	0.39	(0.06)	0.33	(0.44)	7.26	4.66	1,334,351	0.88		0.88		0.57		5.40		29
Year ended 07/31/16	6.85	0.47	0.53	1.00	(0.48)	7.37	15.10	920,958	0.85		0.85		0.59		6.68		20
Class R5
Year ended 02/28/21	8.29	0.32	(0.22)	0.10	(0.41)	7.98	1.58	7,290	0.67	(d)	0.67	(d)	0.49	(d)	4.15	(d)	28
Seven months ended 02/29/20	7.80	0.22	0.51	0.73	(0.24)	8.29	9.49	4,697	0.64	(e)	0.64	(e)	0.38	(e)	4.57	(e)	9
Period ended 07/31/19(f)	7.71	0.07	0.08	0.15	(0.06)	7.80	2.03	10	0.91	(e)	0.91	(e)	0.47	(e)	4.93	(e)	34
Class R6
Year ended 02/28/21	8.29	0.33	(0.21)	0.12	(0.42)	7.99	1.76	9,977	0.58	(d)	0.58	(d)	0.40	(d)	4.24	(d)	28
Seven months ended 02/29/20	7.80	0.21	0.49	0.70	(0.21)	8.29	9.05	13,146	0.67	(e)	0.67	(e)	0.41	(e)	4.54	(e)	9
Period ended 07/31/19(f)	7.71	0.07	0.08	0.15	(0.06)	7.80	2.04	10	0.91	(e)	0.91	(e)	0.47	(e)	4.93	(e)	34

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $3,811,652, $817,942, $2,636,834, $5,812 and $8,677 for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Annualized.
(f)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47	Invesco Rochester® Municipal Opportunities Fund

Notes to Financial Statements

February 28, 2021

NOTE 1–Significant Accounting Policies

Invesco Rochester® Municipal Opportunities Fund, formerly Invesco Oppenheimer Rochester® High Yield Municipal Fund, (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek tax-free income.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

Effective as of the open of business on April 6, 2020, the Fund reopened to all investors.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this

48	Invesco Rochester® Municipal Opportunities Fund

determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees - Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

H.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Cash and Cash Equivalents - For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

K.

Securities Purchased on a When-Issued and Delayed Delivery Basis - The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

L.

Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The

49	Invesco Rochester® Municipal Opportunities Fund

Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

M.

Other Risks - The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

Up to $200 million	0.600%

Next $100 million	0.550%

Next $200 million	0.500%

Next $250 million	0.450%

Next $250 million	0.400%

Next $10 billion	0.350%

Over $11 billion	0.340%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended February 28, 2021, the effective advisory fee rate incurred by the Fund was 0.354%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 0.82%, 1.47%, 0.57%, 0.52% and 0.47%, respectively, of the Fund’s average daily net assets (the “expense limits”). Effective June 1, 2021 through at least June 30, 2021, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 1.50%, 2.15%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the reporting period under this expense limit.

The Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company

50	Invesco Rochester® Municipal Opportunities Fund

(“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 0.90% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2021, IDI advised the Fund that IDI retained $320,555 in front-end sales commissions from the sale of Class A shares and $287,410 and $184,295 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended February 28, 2021, there were transfers from Level 3 to Level 2 of $1,675,920, due to availability of market data for this security and from Level 2 to Level 3 of $3,285,754, due to lack of availability of market data for these securities.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Obligations	$–	$8,414,621,970	$130,581,188	$8,545,203,158
Common Stocks & Other Equity Interests	10,231,423	–	–	10,231,423
U.S. Dollar Denominated Bonds & Notes	–	–	1,432,000	1,432,000
Total Investments in Securities	10,231,423	8,414,621,970	132,013,188	8,556,866,581

Other Investments - Assets
Investments Matured	–	5,821,709	15,813,407	21,635,116
Total Investments	$10,231,423	$8,420,443,679	$147,826,595	$8,578,501,697

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended February 28, 2021:

	Value 02/29/20	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value 02/28/21
Municipal Obligations	$145,408,551	$730,162	$(23,777,295)	$155,069	$(5,997,738)	$12,452,605	$3,285,754	$(1,675,920)	$130,581,188
U.S. Dollar Denominated Bonds & Notes	1,432,000	-	-	-	-	-	-	-	1,432,000
Investments Matured	19,777,377	112,375	(1,399,135)	-	222,469	(2,899,679)	-	-	15,813,407
Total	$166,617,928	$842,537	$(25,176,430)	$155,069	$(5,775,269)	$9,552,926	$3,285,754	$(1,675,920)	$147,826,595

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

51	Invesco Rochester® Municipal Opportunities Fund

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,111.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances and Borrowings

Effective February 25, 2021, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $2.0 billion, collectively by certain Funds, and which will expire on February 24, 2022. Prior to February 25, 2021, the revolving credit and security agreement permitted borrowings up to $2.5 billion. The revolving credit and security agreement is secured by the assets of the Fund.

During the year ended February 28, 2021, the average daily balance of borrowing under the revolving credit and security agreement was $76,891,233 with a weighted interest rate of 1.30%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2021 were $763,608,462 and 1.01%, respectively.

The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended February 28, 2021, Period Ended February 29, 2020 and the Year Ended July 31, 2019:

	Year Ended February 28, 2021	Seven months Ended February 29, 2020	Year Ended July 31, 2019
Ordinary income*	$7,912,661	$6,225,328	$13,267,553
Ordinary income-tax-exempt	354,958,697	181,729,073	272,655,911
Total distributions	$362,871,358	$187,954,401	$285,923,464

* Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021
Undistributed tax-exempt income	$230,284,770
Net unrealized appreciation – investments	28,794,880
Temporary book/tax differences	(565,722)
Capital loss carryforward	(1,469,802,957)
Shares of beneficial interest	9,288,565,669
Total net assets	$8,077,276,640

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to bond premium amortization and defaulted bonds.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

52	Invesco Rochester® Municipal Opportunities Fund

The Fund has a capital loss carryforward as of February 28, 2021, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$172,658,611	$1,297,144,346	$1,469,802,957

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2021 was $2,246,052,244 and $2,997,484,646, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$487,237,572

Aggregate unrealized (depreciation) of investments	(458,442,692)

Net unrealized appreciation of investments	$28,794,880

Cost of investments for tax purposes is $ 8,549,706,817.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of accretion and amortization differences and defaulted bonds, on February 28, 2021, undistributed net investment income was increased by $5,920,554, undistributed net realized gain (loss) was decreased by $5,920,542 and shares of beneficial interest was decreased by $12. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

			Summary of Share Activity

	Year ended February 28, 2021(a)		Seven months ended February 29, 2020		Year ended July 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	122,271,925	$949,655,366	74,011,584	$590,119,114	131,054,012	$989,975,095
Class C	20,788,846	160,283,486	14,365,785	113,951,532	27,892,637	207,446,026
Class Y	239,708,183	1,837,670,542	89,913,451	716,659,553	160,665,832	1,198,634,680
Class R5(b)	419,739	3,218,869	565,381	4,602,340	1,297	10,000
Class R6(b)	1,164,783	8,781,321	2,564,780	20,210,999	1,297	10,000

Issued as reinvestment of dividends:
Class A	11,320,289	86,268,166	10,551,731	84,351,905	16,454,954	122,957,474
Class C	2,571,961	19,425,449	2,321,196	18,469,320	5,592,006	41,526,613
Class Y	10,344,547	78,894,429	7,822,661	62,472,815	10,851,809	81,178,318
Class R5(b)	37,264	285,745	361	2,978	-	-
Class R6(b)	19,923	148,841	30,023	242,420	-	-

Automatic conversion of Class C shares to Class A shares:
Class A	31,644,232	247,605,442	10,634,641	84,788,564	-	-
Class C	(31,796,326)	(247,605,442)	(10,685,888)	(84,788,564)	-	-

Reacquired:
Class A	(152,577,752)	(1,168,269,886)	(56,259,163)	(447,573,404)	(88,765,384)	(658,982,237)
Class C	(24,845,290)	(187,703,915)	(13,581,413)	(107,764,422)	(70,838,918)	(536,716,702)
Class Y	(229,594,629)	(1,757,225,746)	(51,250,119)	(407,779,736)	(108,775,595)	(802,417,814)
Class R5(b)	(109,941)	(815,643)	(162)	(1,332)	-	-
Class R6(b)	(1,520,396)	(12,052,962)	(1,011,130)	(8,381,418)	-	-
Net increase (decrease) in share activity	(152,642)	$18,564,062	79,453,719	$639,582,664	84,133,947	$643,621,453

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 63% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Commencement date after the close of business on May 24, 2019.

53	Invesco Rochester® Municipal Opportunities Fund

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

54	Invesco Rochester® Municipal Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Rochester® Municipal Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Rochester® Municipal Opportunities Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 28, 2021, the related statements of operations and cash flows for the year ended February 28, 2021, the statement of changes in net assets for the year ended February 28, 2021, the seven months ended February 29, 2020 and the year ended July 31, 2019, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets and its cash flows for the year ended February 28, 2021, the seven months ended February 29, 2020 and the year ended July 31, 2019, and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights
For the year ended February 28, 2021, the seven months ended February 29, 2020 and the year ended July 31, 2019 for Class A, Class C and Class Y For the year ended February 28, 2021, the seven months ended February 29, 2020 and the period May 24, 2019 (commencement of operations) through July 31, 2019 for Class R5 and Class R6

The financial statements of Invesco Rochester® Municipal Opportunities Fund (formerly known as Oppenheimer Rochester® High Yield Municipal Fund) as of and for the year ended July 31, 2018 and the financial highlights for each of the periods ended on or prior to July 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 27, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

55	Invesco Rochester® Municipal Opportunities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2020 through February 28, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/20)	Ending Account Value (02/28/21)1	Expenses Paid During Period[2]	Ending Account Value (02/28/21)	Expenses Paid During Period[2]	Annualized Expense Ratio

Class A	$1,000.00	$1,051.90	$4.58	$1,020.33	$4.51	0.90%
Class C	1,000.00	1,048.80	7.87	1,017.11	7.75	1.55
Class Y	1,000.00	1,053.20	3.31	1,021.57	3.26	0.65
Class R5	1,000.00	1,054.70	3.31	1,021.57	3.26	0.65
Class R6	1,000.00	1,055.10	2.50	1,022.36	2.46	0.49

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2020 through February 28, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

56	Invesco Rochester® Municipal Opportunities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2021:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Tax-Exempt Interest Dividends*	97.82%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

57	Invesco Rochester® Municipal Opportunities Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee

Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			191	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Rochester® Municipal Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	191	enaible, Inc. (artificial intelligence technology); Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	191	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	191	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	191	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization);Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	191	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2	Invesco Rochester® Municipal Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	191	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	191	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	191	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			191	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	191	Elucida Oncology (nanotechnology & medical particles company);

T-3	Invesco Rochester® Municipal Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board member of Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest and Andrews and Kurth	191	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	191	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	191	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	191	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4	Invesco Rochester® Municipal Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

T-5	Invesco Rochester® Municipal Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-6	Invesco Rochester® Municipal Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7	Invesco Rochester® Municipal Opportunities Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242	Invesco Distributors, Inc.	O-ROHYM-AR-1

Annual Report to Shareholders	February 28, 2021

Invesco Rochester® New York Municipals Fund

Nasdaq:

A: RMUNX ∎ C: RMUCX ∎ Y: RMUYX ∎ R6: IORUX

Management’s Discussion of Fund Performance

Performance summary
For the year ended February 28, 2021, Class A shares of Invesco Rochester® New York Municipals Fund (the Fund), at net asset value (NAV), underperformed the Bloomberg Barclays Municipal Bond Index.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 2/29/20 to 2/28/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.65%
Class C Shares	-0.10
Class Y Shares	0.88
Class R6 Shares	1.00
Bloomberg Barclays Municipal Bond Index▼	1.06
U.S. Consumer Price Index∎	1.68
Source(s): ▼RIMES Technologies Corp.; ∎Bloomberg L.P.

Market conditions and your Fund

Once the pandemic epicenter in the US, the State of New York managed to tackle the coronavirus (COVID-19) outbreak by responding early and implementing a strict lock-down protocol. However, these measures had a negative effect on the State’s economy and finances, which is projected to last at least until FY24. Favorably, New York benefits from a robust and wealthy economy, adequate resources, and budget flexibility, which have helped mitigate the adverse economic impact brought by the pandemic. Moderate leverage levels allow the State to issue debt as an alternative to additional expenditure reductions.

Early in 2020, employment numbers reflected how New York suffered a larger economic impact than most other states but recent data indicated improvement in the job sector and the beginning of the State’s path to recovery. New York’s unemployment rate improved from 12.5% in August to 8.2% in December, while the national average went from 8.4% to 6.7% during the same period.1 Following declines in COVID-19 cases and easing of lock-down rules, the third quarter of 2020 saw big recoveries in gross domestic product (GDP) in all states, with the national GDP increasing at 33.4%. New York’s GDP increased 30.3% during the same period, with the largest increases seen in the health care, retail, food and accommodation sectors.2 Though the State’s liability profile will likely weaken in the near term, its pension system is well-funded. Long-term challenges include a negative population trend, which may stabilize following the recent reversal of Trump’s immigration controls, and pressure from Medicaid spending.

to navigate unchartered waters in March 2020.

Investment-grade municipal bonds returned 1.06%, high-yield municipal bonds returned 1.27%%, and taxable municipal bonds returned 0.43% during the year.3 The year began with an unexpected major market shift as the global spread of COVID-19 ignited macroeconomic concerns. Significant equity market sell-offs incited a flight to quality that caused a strong municipal rally in February 2020. In March, however, a flight to cash caused extreme volatility and price declines across the municipal market.

Municipal funds averaged about $10 billion per week in outflows during March.4 Total fund outflows were $21 billion for the first quarter of 2020, with the majority in the high-yield segment.4 High-yield municipal funds generally hold anywhere from 30% to 60% of their portfolios in investment-grade securities. As a result, funds had been selling both high-yield and investment-grade securities into a distressed market to meet shareholder redemptions. This led to price declines across the municipal universe.

Continued uncertainty regarding COVID-19 and its economic effects caused other major dislocations in the marketplace, including US Treasuries. Near the end of March, 10-year AAA-rated† municipals traded at yields that were roughly 370% of the yield on comparable maturity US Treasuries – well above the historical norm of approximately 90%.5

The Coronavirus Aid, Relief, and Economic Security Act (CARES Act), enacted at the end of March, gave the US Federal Reserve (the Fed) the ability to invest in programs or facilities established by the Fed which included the Municipal Liquidity Facility (MLF). The CARES Act also provided $150 billion for state and local governments and established the Disaster Relief Fund.

The Fed cut the federal funds rate twice in 2020 during unscheduled emergency meetings in March in response to COVID-19, consisting of half a percentage and whole percentage point leaving the target range 0.00% to 0.25%.6

  Investors continued to sell municipal bonds in April amid disruption from the COVID-19 pandemic. However, May and June saw performance improve despite ongoing market turmoil. As April began, many states maintained quarantines with indeterminate time-lines for closures of non-essential businesses.

  Throughout the summer months, the municipal market began to rebound with gains that erased the earlier 2020 losses. The municipal market continued to benefit from federal support from the MLF which enabled two issuers per state, city, or county to use proceeds from the sale of notes to service their debt payments. While only two issuers accessed the MLF, the State of Illinois and the Metropolitan Transportation Authority, just the availability of the program provided a psychological safety net for the market.

  As the COVID-19 pandemic continued into fall and winter, most states saw cases rise amid colder weather and holiday gatherings, which led to renewed restrictions on non-essential businesses and had a negative effect on the economy. Attention moved to the US Presidential election and medical advancements toward a vaccine.

  We believe the election of Joe Biden and Kamala Harris, aligned with a Democrat-controlled Congress, could benefit municipal bonds given their stated support for numerous initiatives, including a larger stimulus bill and an infrastructure package, as well as health care and tax reform.

  A highly demanded second stimulus package was signed at the end of the year. The $900 billion Omnibus Spending and COVID Relief Deal included funding for small businesses, the unemployed, and health care workers.

  In December, several pharmaceutical companies reported long-awaited breakthroughs and a vaccine with 95% effectiveness was approved for widespread distribution, significantly improving both investor and public sentiment.

  New issuance totaled $465 billion for the year, up 3% from the previous year’s $449 billion. Taxable municipals played a significant role in this increase in 2020, having 43% of new issuance.7 This can be attributed to recent changes in tax laws. Municipalities are no longer able to refinance existing debt with new tax-exempt debt, thus causing an uptrend in taxable municipal issuance.

  Municipal credits have a long history of low default rates as many provide essential services to all Americans. Most municipal issuers were in strong financial shape heading into the COVID-19 pandemic. Despite speculation, a flurry of downgrades has not yet occurred, mainly because most issuers have a rainy-day fund or cash on hand for difficult times. Though there could be small, isolated pockets of defaults in the future, we believe the vast majority of municipal bonds will stay current

2                    Invesco Rochester® New York Municipals Fund

on principal and interest, as history has shown.

  At the close of the year, the House passed the $1.9 trillion American Rescue Plan Act of 2021. Subsequent to year end, on March 11, 2021, this bill was signed into law. The US Food and Drug Administration issued an emergency use authorization for a third vaccine. February 2021 also brought $34 billion in municipal bond supply, higher than the average supply for the last five years for the month.

  During the year, security selection in non-rated bonds contributed to the Fund’s performance relative to its style-specific benchmark. The Fund’s preference for revenue bonds over general obligation bonds also benefited its relative performance. At the sector level, security selection in the tobacco settlement and higher education sectors contributed to the Fund’s relative performance.

  Security selection in and underweight allocation to the transportation sector detracted from the Fund’s performance relative to the style-specific benchmark during the fiscal year. Security selection in AA-rated† bonds detracted from the Fund’s performance relative to its style-specific benchmark over the year.

  During the year, leverage contributed to the Fund’s performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

  We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

  Thank you for investing in Invesco Rochester® New York Municipals Fund and sharing our long-term investment horizon.

1 Source: New York Department of Labor

2 Source: US Bureau of Economic Analysis

3 Source: Bloomberg Barclays

4 Source: Strategic Insight

5 Source: US Department of the Treasury

6 Source: US Federal Reserve

7 Source: The Bond Buyer

† A credit rating is an assessment provided by a NRSRO of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

Portfolio manager(s):

Michael Camarella

Scott Cottier

Mark DeMitry

Tim O’Reilly

Mark Paris

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3                    Invesco Rochester® New York Municipals Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/11

1 Source: RIMES Technologies Corp.

2 Source: Bloomberg L.P.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                    Invesco Rochester® New York Municipals Fund

Average Annual Total Returns
As of 2/28/21, including maximum applicable sales charges

Class A Shares
Inception (5/15/86)	6.26%
10 Years	6.28
5 Years	6.30
1 Year	-3.64

Class C Shares
Inception (3/17/97)	5.19%
10 Years	6.03
5 Years	6.41
1 Year	-1.08

Class Y Shares
Inception (4/28/00)	5.87%
10 Years	6.93
5 Years	7.46
1 Year	0.88

Class R6 Shares
10 Years	6.79%
5 Years	7.34
1 Year	1.00

Effective May 24, 2019, Class A, Class C and Class Y shares of the Oppenheimer Rochester Fund Municipals, (the predecessor fund), were reorganized into Class A, Class C and Class Y shares, respectively, of the Invesco Oppenheimer Rochester® New York Municipals Fund. The Fund was subsequently renamed the Invesco Rochester® New York Municipals Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, and Class Y shares are those for Class A, Class C and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

  Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

  The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

  Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on

Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

  The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

  Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5                    Invesco Rochester® New York Municipals Fund

Supplemental Information

Invesco Rochester® New York Municipals Fund investment objective is to seek tax-free income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Barclays Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.
∎	The U.S. Consumer Price Index is a measure of change in consumer prices as determined by the US Bureau of Labor Statistics.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6                    Invesco Rochester® New York Municipals Fund

Fund Information

Portfolio Composition

By credit sector		% of total investments
Revenue Bonds		93.0%
General Obligation Bonds		5.5
Pre-Refunded Bonds		1.5
Top Five Debt Holdings
		% of total net assets
1.	Children’s Trust Fund, Series 2008 A, RB	2.8%
2.	New York Liberty Development Corp. (Goldman Sachs Headquarters), Series 2005, Ref. RB	1.7
3.	MTA Hudson Rail Yards Trust Obligations, Series 2016 A, RB	1.3
4.	Suffolk Tobacco Asset Securitization Corp., Series 2008 C, RB	1.3
5.	University of Puerto Rico, Series 2006 Q, RB	1.2

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2021.

7                    Invesco Rochester® New York Municipals Fund

Schedule of Investments

February 28, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–100.75%
New York–87.89%
Albany (County of), NY Airport Authority;
Series 2018 A, RB	5.00%	12/15/2043	$1,750	$ 2,064,877
Series 2018 A, RB	5.00%	12/15/2048	2,585	3,030,576
Series 2018 B, RB(a)	5.00%	12/15/2033	335	395,327
Series 2018 B, RB(a)	5.00%	12/15/2034	250	294,255
Albany (County of), NY Industrial Development Agency (Rehabilitation Support Services, Inc. (The)); Series 1993 A, RB	8.38%	06/01/2023	250	250,183
Albany (County of), NY Industrial Development Agency (Sage Colleges); Series 1999 A, RB	5.30%	04/01/2029	1,560	1,477,882
Albany (County of), NY Parking Authority; Series 2018 A, Ref. RB (INS - AGM)(b)	5.00%	07/15/2025	315	369,586
Albany Capital Resource Corp. (College Saint Rose (The)); Series 2011 A, RB	5.38%	07/01/2026	1,525	1,536,056
Series 2011 A, RB	5.63%	07/01/2031	1,315	1,323,640
Series 2011 A, RB	5.88%	07/01/2041	8,165	8,215,786
Albany Capital Resource Corp. (Empire Commons Student Housing);
Series 2016 A, Ref. RB	5.00%	05/01/2027	300	345,531
Series 2016 A, Ref. RB	5.00%	05/01/2032	200	225,626
Amherst Development Corp. (Daemen College);
Series 2018, Ref. RB	4.00%	10/01/2037	2,575	2,651,374
Series 2018, Ref. RB	5.00%	10/01/2043	4,060	4,450,897
Series 2018, Ref. RB	5.00%	10/01/2048	3,235	3,526,215
Amherst Development Corp. (UBF Faculty-Student Housing Corp. - Greiner & Hadley Refunding Projects at SUNY Buffalo); Series 2017 A, Ref. RB (INS - AGM)(b)	5.00%	10/01/2045	1,000	1,153,670
Battery Park (City of), NY Authority; Series 2019, RB	4.00%	11/01/2044	4,000	4,691,280
Brookhaven (City of), NY Industrial Development Agency (Enecon Corp.); Series 2007 B, RB(a)	6.30%	11/01/2033	2,495	2,483,997
Brookhaven Local Development Corp. (Jefferson’s Ferry);
Series 2016, Ref. RB	5.25%	11/01/2036	1,725	1,983,853
Series 2020 B, RB	4.00%	11/01/2045	1,500	1,578,825
Series 2020 B, RB	4.00%	11/01/2055	6,400	6,697,024
Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, RB(c)	0.00%	07/15/2034	3,685	2,524,225
Series 2016 A, Ref. RB	5.00%	07/15/2042	27,330	31,456,283
Broome County Local Development Corp. (United Health Services Hospital); Series 2020, Ref. RB (INS - AGM)(b)	4.00%	04/01/2050	3,500	3,878,105
Buffalo & Erie County Industrial Land Development Corp. (Buffalo State College Foundation Housing Corp.);
Series 2011, RB(d)(e)	5.38%	04/01/2021	1,770	1,777,505
Series 2011, RB(d)(e)	6.00%	04/01/2021	870	874,115
Buffalo & Erie County Industrial Land Development Corp. (Catholic Health System); Series 2015, RB	5.25%	07/01/2035	1,500	1,710,660
Buffalo & Erie County Industrial Land Development Corp. (Charter School for Applied Technology);
Series 2017 A, Ref. RB	4.50%	06/01/2027	1,500	1,653,570
Series 2017 A, Ref. RB	5.00%	06/01/2035	840	924,832
Buffalo & Erie County Industrial Land Development Corp. (Global Concepts Charter School Program);
Series 2018, Ref. RB	5.00%	10/01/2032	140	165,675
Series 2018, Ref. RB	5.00%	10/01/2033	150	176,841
Series 2018, Ref. RB	5.00%	10/01/2037	500	582,585
Buffalo & Erie County Industrial Land Development Corp. (Orchard Park); Series 2015, Ref. RB	5.00%	11/15/2037	1,035	1,128,440
Buffalo & Erie County Industrial Land Development Corp. (Tapestry Charter School); Series 2017 A, RB	5.00%	08/01/2037	825	918,052
Buffalo (City of), NY Municipal Water Finance Authority;
Series 2015 A, Ref. RB	5.00%	07/01/2029	300	350,616
Series 2015 A, Ref. RB	5.00%	07/01/2030	150	175,169
Series 2015 A, Ref. RB	5.00%	07/01/2031	210	244,751
Series 2015 A, Ref. RB	5.00%	07/01/2032	245	284,979
Build NYC Resource Corp.; Series 2015, RB	5.00%	07/01/2045	1,160	1,290,767

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                    Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Build NYC Resource Corp. (Bronx Charter School for Excellence); Series 2013 A, RB	5.00%	04/01/2033	$500	$ 526,690
Build NYC Resource Corp. (Bronx Lighthouse Charter School);
Series 2018, RB	5.00%	06/01/2038	1,525	1,698,347
Series 2018, RB	5.00%	06/01/2048	2,415	2,656,114
Build NYC Resource Corp. (Chapin School); Series 2017, Ref. RB	5.00%	11/01/2047	8,000	11,809,920
Build NYC Resource Corp. (Children’s Aid Society (The));
Series 2019, RB	4.00%	07/01/2044	555	623,065
Series 2019, RB	4.00%	07/01/2049	1,300	1,445,483
Build NYC Resource Corp. (Manhattan College);
Series 2017, Ref. RB	5.00%	08/01/2032	880	1,042,536
Series 2017, Ref. RB	5.00%	08/01/2036	1,500	1,757,445
Series 2017, Ref. RB	5.00%	08/01/2047	4,430	5,084,843
Series 2014, Ref. RB(d)(e)	5.00%	07/01/2024	1,600	1,840,384
Build NYC Resource Corp. (Metropolitan Lighthouse Charter School); Series 2017 A, RB(f)	5.00%	06/01/2047	1,250	1,375,725
Build NYC Resource Corp. (New Dawn Charter Schools);
Series 2019, RB(f)	5.63%	02/01/2039	1,100	1,192,763
Series 2019, RB(f)	5.75%	02/01/2049	1,330	1,433,461
Build NYC Resource Corp. (Pratt Paper, Inc.);
Series 2014, Ref. RB(a)(f)	4.50%	01/01/2025	1,225	1,309,231
Series 2014, Ref. RB(a)(f)	5.00%	01/01/2035	4,350	4,808,446
Build NYC Resource Corp. (YMCA of Greater New York); Series 2012, RB(d)(e)	5.00%	08/01/2022	860	918,635
Build NYC Resource Corp. (Young Adult Institute, Inc.);
Series 2020 A, Ref. RB	5.00%	07/01/2030	1,095	1,243,340
Series 2020 A, Ref. RB	5.00%	07/01/2045	4,145	4,458,238
Bushnell’s Basin Fire Association, Inc.; Series 2005 B, RB	5.75%	11/01/2030	2,265	2,235,125
Cattaraugus (County of), NY (St. Bonaventure University);
Series 2014, RB	5.00%	05/01/2034	200	215,918
Series 2014, RB	5.00%	05/01/2039	250	267,728
Cattaraugus County Capital Resource Corp. (St. Bonaventure University Ref.);
Series 2016 A, Ref. RB	5.00%	05/01/2030	510	577,131
Series 2016 A, Ref. RB	5.00%	05/01/2031	540	608,051
Chautauqua (City & County of), NY Utility District;
Series 2006, GO Bonds	5.00%	06/01/2023	95	95,306
Series 2006, GO Bonds	5.00%	06/01/2025	105	105,337
Chemung (County of), NY Industrial Development Agency (Hathorn Redevelopment Co.);
Series 2001 A, IDR(a)	4.85%	07/01/2023	260	261,303
Series 2001 A, IDR(a)	5.00%	07/01/2033	1,515	1,521,878
City of Albany Capital Resource Corp. (Empire Commons Student Housing, Inc.);
Series 2016 A, Ref. RB	5.00%	05/01/2028	400	458,376
Series 2016 A, Ref. RB	5.00%	05/01/2029	550	627,946
Series 2016 A, Ref. RB	5.00%	05/01/2030	350	398,129
Series 2016 A, Ref. RB	5.00%	05/01/2031	350	396,484
Dutchess (County of), NY Water & Wastewater Authority; Series 1998 1, RB(c)	0.00%	06/01/2027	1,000	929,630
Dutchess County Local Development Corp. (Bard College);
Series 2020 A, Ref. RB(f)	5.00%	07/01/2040	1,000	1,178,610
Series 2020 A, Ref. RB(f)	5.00%	07/01/2045	4,550	5,309,804
Series 2020 A, Ref. RB(f)	5.00%	07/01/2051	4,500	5,227,560
Dutchess County Local Development Corp. (Health Quest Systems, Inc.);
Series 2014 A, RB(d)(e)	5.00%	07/01/2024	1,195	1,374,537
Series 2016 A, Ref. RB	5.00%	07/01/2030	1,255	1,463,518
Series 2016 B, RB	4.00%	07/01/2034	6,410	6,960,683
Series 2016 B, RB	5.00%	07/01/2035	2,715	3,123,472
Series 2016 B, RB	5.00%	07/01/2046	25,775	28,877,537
Series 2019 B, Ref. RB	4.00%	07/01/2044	2,430	2,733,896
Dutchess County Local Development Corp. (Marist College); Series 2015 A, RB	5.00%	07/01/2036	2,335	2,679,646
Dutchess County Local Development Corp. (Nuvance Health); Series 2019 B, Ref. RB	4.00%	07/01/2049	3,570	3,995,151

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                    Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Dutchess County Local Development Corp. (Vassar College);
Series 2017, Ref. RB	5.00%	07/01/2034	$840	$ 1,006,303
Series 2017, Ref. RB	5.00%	07/01/2036	840	1,001,288
Series 2017, Ref. RB	5.00%	07/01/2037	1,205	1,432,624
Series 2017, Ref. RB	5.00%	07/01/2042	2,535	2,981,464
Series 2020, Ref. RB	5.00%	07/01/2045	5,000	6,188,050
Series 2020, Ref. RB	4.00%	07/01/2049	5,000	5,650,350
East Rochester Housing Authority (Jefferson Park Association L.P.); Series 1999, RB(a)	6.75%	03/01/2030	1,320	1,303,421
Elmira (City of), NY Housing Authority (Eastgate Apartments L.P.); Series 2007, RB(a)	6.25%	06/01/2044	2,230	2,231,762
Erie Tobacco Asset Securitization Corp.;
Series 2005 A, RB	5.00%	06/01/2038	5,000	5,004,900
Series 2005 A, RB	5.00%	06/01/2045	1,275	1,276,249
Series 2005 D, RB(c)	0.00%	06/01/2055	194,300	17,696,844
Series 2006 A, RB(c)(f)	0.00%	06/01/2060	434,000	18,549,160
Franklin (County of), NY Solid Waste Management Authority;
Series 2015 A, RB(a)	5.00%	06/01/2025	300	348,570
Series 2019, RB(a)	4.00%	06/01/2025	910	1,019,610
Series 2019, RB(a)	4.00%	06/01/2026	950	1,083,010
Series 2019, RB(a)	4.00%	06/01/2027	985	1,135,744
Glen Cove Local Economic Assistance Corp. (Tiegerman School); Series 2018 A, RB (Acquired 06/26/2018; Cost $6,460,000)(f)(g)	5.50%	07/01/2044	5,495	5,518,903
Hempstead Town Local Development Corp. (Evergreen Charter School); Series 2019, Ref. RB(f)	6.80%	12/01/2044	9,530	11,035,645
Hempstead Town Local Development Corp. (Molloy College);
Series 2014, RB	5.00%	07/01/2029	1,700	1,880,506
Series 2014, RB	5.00%	07/01/2034	1,500	1,640,250
Series 2014, RB	5.00%	07/01/2039	1,250	1,356,225
Series 2014, RB	5.00%	07/01/2044	1,000	1,078,090
Series 2017, Ref. RB	5.00%	07/01/2029	475	563,792
Series 2017, Ref. RB	5.00%	07/01/2030	425	501,173
Series 2017, Ref. RB	5.00%	07/01/2031	390	457,907
Series 2017, Ref. RB	5.00%	07/01/2032	700	818,832
Series 2017, Ref. RB	5.00%	07/01/2035	730	847,391
Series 2017, Ref. RB	5.00%	07/01/2036	570	660,926
Series 2017, Ref. RB	5.00%	07/01/2038	650	749,255
Hudson Yards Infrastructure Corp; Series 2017 XF0550, Ref. Revenue Ctfs.(h)	5.00%	02/15/2042	26,500	31,006,060
Hudson Yards Infrastructure Corp.;
Series 2011, RB	5.25%	02/15/2047	995	998,473
Series 2012 A, RB	5.75%	02/15/2047	13,425	13,478,566
Series 2017 A, Ref. RB	5.00%	02/15/2038	11,000	12,984,290
Series 2017 A, Ref. RB	5.00%	02/15/2039	15,705	18,499,548
Series 2017 A, Ref. RB	5.00%	02/15/2042	19,880	23,272,721
Series 2017 A, Ref. RB (INS - BAM)(b)	5.00%	02/15/2042	20,000	23,536,200
Series 2017 A, Ref. RB	5.00%	02/15/2045	30,750	35,797,612
Series 2017 A, Ref. RB (INS - AGM)(b)	4.00%	02/15/2047	575	628,774
Jefferson Civic Facility Development Corp. (Samaritan Medical Center); Series 2017 A, Ref. RB	4.00%	11/01/2047	555	578,643
Jefferson County Civic Facility Development Corp. (Samaritan Medical Center); Series 2017 A, Ref. RB	5.00%	11/01/2037	4,000	4,631,600
Livingston (County of), NY Industrial Development Agency (Nicholas H. Noyes Memorial Hospital);
Series 2005, RB	6.00%	07/01/2030	1,000	1,000,430
Lockport (City of), NY;
Series 2014, GO Bonds	5.00%	10/15/2021	455	466,148
Series 2014, GO Bonds	5.00%	10/15/2022	480	510,154
Series 2014, GO Bonds	5.00%	10/15/2023	505	554,702
Series 2014, GO Bonds	5.00%	10/15/2024	530	598,980

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                    Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Long Island (City of), NY Power Authority;
Series 2012 A, RB(d)(e)	5.00%	09/01/2022	$6,635	$ 7,118,161
Series 2012 A, RB	5.00%	09/01/2042	13,365	14,238,670
Series 2014 A, Ref. RB	5.00%	09/01/2039	12,315	13,935,531
Series 2014 A, Ref. RB	5.00%	09/01/2044	14,530	16,319,660
Series 2016 B, Ref. RB	5.00%	09/01/2036	4,405	5,244,857
Series 2016, Ref. RB	5.00%	09/01/2035	6,280	7,491,977
Series 2016, Ref. RB	5.00%	09/01/2041	12,335	14,543,582
Series 2017, RB	5.00%	09/01/2029	750	936,248
Series 2017, RB	5.00%	09/01/2030	1,500	1,862,130
Series 2017, RB	5.00%	09/01/2037	3,405	4,148,890
Series 2017, RB (INS - BAM)(b)	5.00%	09/01/2042	14,000	16,967,860
Series 2017, RB	5.00%	09/01/2047	12,925	15,466,313
Series 2017, RB (INS - BAM)(b)	5.00%	09/01/2047	25,000	30,085,500
Series 2018, RB	5.00%	09/01/2032	2,815	3,549,884
Series 2018, RB	5.00%	09/01/2036	2,000	2,485,400
Series 2018, RB	5.00%	09/01/2037	7,000	8,673,560
Series 2018, RB	5.00%	09/01/2038	5,000	6,179,500
Series 2018, RB	5.00%	09/01/2039	4,000	4,932,680
Series 2019 A, RB	4.00%	09/01/2038	1,000	1,147,390
Metropolitan Transportation Authority;
Series 2002 D-1, Ref. RB	5.00%	11/01/2028	3,500	3,714,795
Series 2012 D, Ref. RB	5.00%	11/15/2030	17,675	18,772,441
Series 2012 D, Ref. RB (INS - AGM)(b)	4.00%	11/15/2032	100	103,922
Series 2012 D, Ref. RB	5.00%	11/15/2032	2,150	2,281,236
Series 2012 H, RB	5.00%	11/15/2025	1,350	1,441,881
Series 2012 H, RB	5.00%	11/15/2030	340	361,111
Series 2012 H, RB	5.00%	11/15/2033	940	997,218
Series 2013 C, RB	5.00%	11/15/2038	4,000	4,263,360
Series 2014 B, RB	5.25%	11/15/2039	5,135	5,651,786
Series 2015 B, Ref. RB	5.25%	11/15/2055	9,000	10,080,540
Series 2015 C-1, Ref. RB	5.25%	11/15/2030	6,540	7,636,562
Series 2016 C-1, RB	5.00%	11/15/2056	16,170	18,413,911
Series 2016 C-1, RB	5.25%	11/15/2056	20,830	24,178,006
Series 2017 D, Ref. RB	5.00%	11/15/2033	2,295	2,747,849
Series 2017 D, Ref. RB	5.00%	11/15/2035	5,695	6,743,279
Series 2017 XF0564, Ref. Revenue Ctfs.(h)	5.25%	11/15/2057	21,000	25,466,070
Subseries 2002 G-1H, Ref. RB (67% of 1 mo. USD LIBOR + 0.82%)(e)(i)	0.90%	02/01/2022	685	684,418
Metropolitan Transportation Authority (Green Bonds);
Series 2015 A-2, RB(e)	5.00%	05/15/2030	18,000	22,236,660
Series 2016 A1, RB	5.25%	11/15/2056	23,860	27,377,680
Series 2016 B-1, Ref. RB	5.00%	11/15/2036	3,955	4,687,387
Series 2016 B-1, Ref. RB	5.00%	11/15/2056	10,345	12,112,960
Series 2017 C-1, Ref. RB (INS - BAM)(b)	5.00%	11/15/2031	18,000	22,036,500
Series 2017 C-1, Ref. RB (INS - BAM)(b)	5.00%	11/15/2034	24,700	29,815,617
Series 2017 C-2, Ref. RB(c)	0.00%	11/15/2040	3,750	2,037,600
Series 2017, RB	5.25%	11/15/2057	4,505	5,469,430
Series 2019 A-2, RB (INS - AGM)(b)	5.00%	11/15/2044	7,900	9,515,076
Series 2019 C, RB (INS - AGM)(b)	4.00%	11/15/2045	560	630,918
Series 2020 C-1, RB	5.25%	11/15/2055	15,000	18,016,500
Monroe (County of), NY Industrial Development Agency (Parma Senior Housing Associates, L.P.); Series 2005 A, RB(a)	6.50%	12/01/2042	2,170	2,170,325
Monroe (County of), NY Industrial Development Agency (Rochester Schools Modernization);
Series 2015, RB	5.00%	05/01/2030	1,000	1,161,770
Series 2015, RB	5.00%	05/01/2031	1,500	1,736,010
Monroe County Industrial Development Corp. (Highland Hospital of Rochester); Series 2015, Ref. RB	5.00%	07/01/2034	375	424,286

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                    Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Monroe County Industrial Development Corp. (Monroe Community College); Series 2014, Ref. RB (INS - AGM)(b)	5.00%	01/15/2038	$890	$ 972,476
Monroe County Industrial Development Corp. (Nazareth College of Rochester);
Series 2011, RB(d)(e)	5.00%	10/01/2021	850	873,613
Series 2011, RB(d)(e)	5.25%	10/01/2021	500	514,615
Series 2011, RB(d)(e)	5.50%	10/01/2021	1,840	1,896,433
Monroe County Industrial Development Corp. (Rochester General Hospital (The));
Series 2013 A, Ref. RB	5.00%	12/01/2037	50	52,807
Series 2013 A, Ref. RB	5.00%	12/01/2042	2,010	2,112,450
Series 2017, RB	5.00%	12/01/2046	5,000	5,729,750
Monroe County Industrial Development Corp. (Rochester Regional Health); Series 2020, Ref. RB	4.00%	12/01/2046	5,700	6,395,685
Monroe County Industrial Development Corp. (St. John Fisher College);
Series 2011, RB	5.63%	06/01/2026	850	859,716
Series 2011, RB	6.00%	06/01/2034	1,495	1,510,294
Series 2014 A, RB	5.00%	06/01/2029	500	555,160
Series 2014 A, RB	5.50%	06/01/2034	960	1,071,005
Series 2014 A, RB	5.00%	06/01/2044	1,515	1,646,441
Monroe County Industrial Development Corp. (University of Rochester);
Series 2015 A, Ref. RB	5.00%	07/01/2028	180	211,070
Series 2015 A, Ref. RB	5.00%	07/01/2032	1,500	1,743,960
Series 2015 A, Ref. RB	5.00%	07/01/2033	1,785	2,068,797
Series 2017 C, Ref. RB	4.00%	07/01/2043	3,175	3,524,250
Monroe County Industrial Development Corp/NY; Series 2020-XF0991, Ctfs.(h)	4.00%	07/01/2050	32,600	36,807,356
Monroe Tobacco Asset Securitization Corp.; Series 2006 A, RB(c)	0.00%	06/01/2061	400,000	16,592,000
MTA Hudson Rail Yards Trust Obligations;
Series 2016 A, RB	5.00%	11/15/2051	21,780	22,358,695
Series 2016 A, RB	5.00%	11/15/2056	68,245	74,144,098
Municipal Assistance Corp. for the City of Troy;
Series 1996 C, RB (INS - NATL)(b)(c)	0.00%	07/15/2021	803	801,877
Series 1996 C, RB (INS - NATL)(b)(c)	0.00%	01/15/2022	1,218	1,214,661
Nassau (County of), NY;
Series 2015 B, GO Bonds(d)(e)	5.00%	04/01/2024	4,025	4,591,277
Series 2016 A, Ref. GO Bonds	5.00%	01/01/2038	1,000	1,152,980
Series 2018 A, GO Bonds (INS - AGM)(b)	5.00%	04/01/2040	3,335	4,062,397
Series 2018 A, GO Bonds (INS - AGM)(b)	5.00%	04/01/2043	16,665	20,164,650
Series 2018 B, GO Bonds (INS - AGM)(b)	5.00%	07/01/2040	6,050	7,399,331
Series 2018 B, GO Bonds (INS - AGM)(b)	5.00%	07/01/2045	8,510	10,305,440
Series 2018 B, GO Bonds (INS - AGM)(b)	5.00%	07/01/2049	12,765	15,409,142
Nassau (County of), NY Industrial Development Agency;
Series 2006 A-A, RB	6.00%	06/01/2021	75	74,920
Series 2006 A-D, RB	6.00%	06/01/2021	75	74,907
Series 2007 A-C, RB	5.95%	11/01/2022	30	29,587
Series 2007 A-F, RB	5.95%	11/01/2022	45	44,389
Nassau (County of), NY Industrial Development Agency (Amsterdam at Harborside);
Series 2014 A, RB (Acquired 12/13/2007-02/28/2018; Cost $13,062,922)(g)	6.50%	01/01/2032	420	231,000
Series 2014 A, RB (Acquired 12/14/2007-10/16/2018; Cost $34,096,024)(g)	6.70%	01/01/2049	180	99,000
Series 2014 C, RB (Acquired 12/13/2007-11/26/2014; Cost $0)(g)(j)	2.00%	01/01/2049	2,167	216,662
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group); Series 2014, RB	5.00%	07/01/2033	300	332,235
Nassau County Local Economic Assistance Corp. (Hispanic Counseling Center, Inc.); Series 2018 A2, Ref. RB	5.20%	12/01/2037	1,585	1,479,011
Nassau County Local Economic Assistance Corp. (South Nassau Communities Hospital); Series 2012, Ref. RB	5.00%	07/01/2027	930	973,673
Nassau County Tobacco Settlement Corp.;
Series 2006 A-2, RB	5.25%	06/01/2026	1,000	1,025,010
Series 2006 A-3, RB	5.00%	06/01/2035	750	759,877
Series 2006 A-3, RB	5.13%	06/01/2046	615	625,018
Series 2006 C, RB(c)	0.00%	06/01/2046	105,975	20,220,030
Series 2006 D, RB(c)	0.00%	06/01/2060	623,215	39,162,831
Series 2006 E, RB(c)	0.00%	06/01/2060	40,000	2,292,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                    Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New Rochelle (City of), NY (70 Nardozzi/City DPW); Series 2018 A-2, RB	5.13%	08/01/2050	$17,100	$ 15,749,955
New Rochelle (City of), NY (Iona College); Series 2015 A, Ref. RB	5.00%	07/01/2040	1,250	1,370,187
New York & New Jersey (States of) Port Authority;
Series 2011 169, RB(a)	5.00%	10/15/2036	2,720	2,799,750
Series 2012 172, RB(a)	5.00%	10/01/2034	400	418,096
Series 2016 197, Ref. RB(a)	5.00%	11/15/2035	7,000	8,409,940
Series 2017 200, Ref. RB	5.25%	10/15/2057	3,120	3,701,755
Series 2017, Ref. RB	5.00%	10/15/2047	3,000	3,540,060
Series 2018 207, Ref. RB(a)	4.00%	03/15/2035	10,000	11,352,600
Series 2018 211, Ref. RB	4.00%	09/01/2038	1,700	1,962,123
Series 2018, Ref. RB	5.00%	09/01/2048	12,475	15,048,343
Series 2019 217, RB	4.00%	11/01/2049	20,660	23,459,843
Series 2019, RB	4.00%	11/01/2041	600	691,146
Series 2019, RB(a)	4.00%	11/01/2041	9,000	10,169,100
Series 2019, RB (INS - BAM)(b)	4.00%	11/01/2041	19,400	22,396,912
Series 2019, RB(a)	4.00%	11/01/2047	25,350	28,331,667
Series 2020 221, RB(a)	4.00%	07/15/2045	5,000	5,603,800
Series 2020 222, Ref. RB	4.00%	07/15/2037	3,250	3,797,397
Series 2020 222, Ref. RB	4.00%	07/15/2038	3,500	4,073,265
Series 2020, RB(a)	4.00%	07/15/2040	2,180	2,479,532
Series 2021, Ref. RB(a)	4.00%	07/15/2051	13,230	14,838,239
Series 2021, Ref. RB(a)	5.00%	07/15/2056	10,385	12,842,403
New York (City of), NY;
Series 1990 I, GO Bonds	7.75%	08/15/2028	5	5,172
Series 1997 C, GO Bonds (INS - NATL)(b)	5.50%	11/15/2037	10	10,041
Series 2002 D, GO Bonds	5.25%	06/01/2027	230	230,881
Series 2002 D, GO Bonds	5.38%	06/01/2032	380	381,490
Series 2003 F, GO Bonds	5.32%	01/15/2028	5	5,019
Series 2011 D-1, GO Bonds(d)(e)	5.00%	10/01/2021	9,995	10,275,560
Series 2011 D-1, GO Bonds	5.00%	10/01/2034	5	5,129
Series 2012 A-1, GO Bonds(d)(e)	5.00%	10/01/2022	8,065	8,684,957
Series 2017 B-1, GO Bonds	5.00%	10/01/2037	3,000	3,635,430
Series 2017 BB-1, RB	5.00%	06/15/2046	28,115	33,406,243
Series 2017 CC-1, RB	5.00%	06/15/2048	1,000	1,187,530
Series 2018 E-1, GO Bonds	5.25%	03/01/2035	1,000	1,235,310
Series 2018 E-1, GO Bonds	5.00%	03/01/2044	25,000	29,562,500
Series 2018 F-1, GO Bonds	5.00%	04/01/2045	15,000	17,719,500
Series 2019 A, GO Bonds	5.00%	08/01/2045	880	1,064,263
Series 2019 A-1, GO Bonds	4.00%	08/01/2042	10,000	11,192,800
Series 2019 A-1, GO Bonds	5.00%	08/01/2043	8,880	10,821,701
Series 2019 B-1, GO Bonds	4.00%	10/01/2040	28,090	31,683,554
Series 2019 B-1, GO Bonds	5.00%	10/01/2042	595	728,821
Series 2019 DD-1, RB	5.25%	06/15/2049	5,000	6,110,800
Series 2019 FF-2, Ref. RB	4.00%	06/15/2041	8,000	9,172,400
Series 2020 AA-1, Ref. RB	4.00%	06/15/2050	20,375	23,501,951
Series 2020 AA-2, Ref. RB	4.00%	06/15/2042	20,000	23,287,000
Series 2020 AA-2, Ref. RB	4.00%	06/15/2043	25,000	29,082,000
Series 2020 C, GO Bonds	5.00%	08/01/2033	2,000	2,569,060
Series 2020 C, GO Bonds	5.00%	08/01/2034	4,000	5,123,040
Series 2020 C, GO Bonds	4.00%	08/01/2041	3,800	4,315,546
Series 2020 D-1, GO Bonds	4.00%	03/01/2050	25,000	27,828,250
Series 2020 FF, Ref. RB	4.00%	06/15/2041	5,850	6,806,650
Series 2020, GG-1, RB	4.00%	06/15/2050	9,500	10,890,990
New York (City of), NY Industrial Development Agency; Series 1997, RB(a)(d)	6.20%	10/01/2022	22,255	23,570,270
New York (City of), NY Industrial Development Agency (1996 Comprehensive Care Management Corp.);
Series 1998 C, RB	6.38%	11/01/2028	950	901,845
Series 1998, RB	6.38%	11/01/2028	2,390	2,268,253
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                    Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (City of), NY Industrial Development Agency (Cool Wind Ventilation Corp.); Series 2007 A-2, IDR(a)	6.08%	11/01/2027	$4,305	$ 4,308,918
New York (City of), NY Industrial Development Agency (Gourmet Boutique); Series 2006, IDR	10.00%	05/01/2021	645	647,032
New York (City of), NY Industrial Development Agency (MediSys Health Network, Inc.); Series 1999, RB	6.25%	03/15/2024	6,665	6,418,928
New York (City of), NY Industrial Development Agency (Queens Baseball Stadium);
Series 2006, RB(d)(e)	4.75%	03/15/2021	3,000	3,004,920
Series 2006, RB(d)(e)	5.00%	03/15/2021	1,140	1,141,972
New York (City of), NY Industrial Development Agency (Special Needs Facilities Pooled Program);
Series 1999 A-1, RB(d)	6.65%	07/01/2023	200	200,196
Series 2007 B-1, RB (INS - ACA)(b)	5.25%	07/01/2022	155	155,180
New York (City of), NY Industrial Development Agency (Yankee Stadium);
Series 2020, Ref. RB	4.00%	03/01/2045	16,450	18,469,237
Series 2020, Ref. RB (INS - AGM)(b)	4.00%	03/01/2045	17,770	20,224,570
New York (City of), NY Municipal Water Finance Authority;
Series 2017 EE, Ref. RB	5.00%	06/15/2037	515	621,548
Series 2019 BB-1, RB	4.00%	06/15/2049	4,800	5,473,392
Series 2019 CC-1, RB	4.00%	06/15/2049	6,450	7,354,870
Series 2019 CC-1, RB	5.00%	06/15/2049	20,990	25,807,625
Series 2020 DD-1, RB	4.00%	06/15/2050	15,000	17,196,300
New York (City of), NY Transitional Finance Authority;
Series 2011 D, RB	5.25%	02/01/2030	2,105	2,112,704
Series 2011 S-1, RB	5.25%	07/15/2037	15,000	15,263,100
Series 2013 XF2157, Revenue Ctfs.(h)	5.00%	07/15/2037	25,000	26,487,750
Series 2016 S-1, RB	5.00%	07/15/2029	650	773,520
Series 2017 S-2, Ref. RB	5.00%	07/15/2035	5,000	6,092,750
Series 2018 S-1, RB	5.00%	07/15/2043	34,000	40,945,520
Series 2018 S-3, RB	5.00%	07/15/2043	885	1,065,788
Series 2018 S-3, RB	5.25%	07/15/2045	11,475	14,050,793
Series 2019 B-1, RB	4.00%	11/01/2043	13,495	15,283,627
Series 2019 B-1, RB	4.00%	11/01/2045	19,445	21,999,101
Series 2020 D, RB	4.00%	11/01/2040	18,390	21,053,240
Series 2020 D, RB	4.00%	11/01/2041	19,985	22,792,693
Series 2020 D, RB	4.00%	11/01/2043	15,000	17,012,400
Series 2020 D, RB	4.00%	11/01/2044	11,320	12,797,147
Series 2020 D, RB	4.00%	11/01/2045	9,000	10,162,620
Series 2020, Ref. RB	3.00%	11/01/2037	10,000	10,612,600
Series 2020, Ref. RB	4.00%	11/01/2038	6,750	7,777,350
Series 2020, Ref. RB	3.00%	11/01/2039	6,500	6,844,695
Series 2021 E-1, RB	4.00%	02/01/2043	6,850	7,805,575
Series 2021 E-1, RB	4.00%	02/01/2046	30,000	33,953,400
Subseries 2011 E, RB	5.00%	11/01/2024	660	665,201
Subseries 2020 A-3, RB	4.00%	05/01/2044	1,000	1,124,940
New York (City of), NY Trust for Cultural Resources (American Museum of Natural History); Series 2014 A, Ref. RB	5.00%	07/01/2041	1,000	1,136,740
New York (City of), NY Trust for Cultural Resources (Carnegie Hall);
Series 2019, Ref. RB	5.00%	12/01/2034	300	370,164
Series 2019, Ref. RB	5.00%	12/01/2036	700	857,647
New York (City of), NY Trust for Cultural Resources (Lincoln Center for Performing Arts);
Series 2020 A, Ref. RB	5.00%	12/01/2031	1,375	1,792,161
Series 2020 A, Ref. RB	5.00%	12/01/2032	1,715	2,220,445
Series 2020 A, Ref. RB	4.00%	12/01/2033	2,300	2,736,172
Series 2020 A, Ref. RB	4.00%	12/01/2034	3,050	3,610,376
Series 2020 A, Ref. RB	4.00%	12/01/2035	950	1,118,425
New York (City of), NY Water & Sewer System; Series 2021 CC-1, RB	4.00%	06/15/2051	25,000	28,782,750
New York (City of), NY Water & Sewer System (2nd Generation Resolution); Series 2019 AA, Ref. RB	4.00%	06/15/2040	1,500	1,737,495

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                    Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (County of), NY Tobacco Trust V;
Series 2005 S-1, RB(c)	0.00%	06/01/2038	$3,430	$ 1,237,990
Series 2005 S-2, RB(c)	0.00%	06/01/2050	6,770	994,039
Series 2005 S-3, RB(c)	0.00%	06/01/2055	198,195	18,293,398
New York (County of), NY Tobacco Trust VI; Subseries 2016 A-1, Ref. RB	5.75%	06/01/2043	4,000	5,031,480
New York (State of) Dormitory Authority;
Series 2009 C, RB (INS - AGC)(b)	5.00%	10/01/2024	115	115,397
Series 2011 A, RB	5.00%	03/15/2034	15,915	15,969,588
Series 2015 A, Ref. RB	5.00%	07/01/2048	22,500	26,026,875
Series 2015 A-1, Ref. RB(f)	4.80%	12/01/2023	2,335	2,327,248
Series 2016 A, Ref. RB	5.00%	10/01/2033	600	708,978
Series 2017 A, RB	5.00%	03/15/2041	2,970	3,533,053
Series 2017 B, Ref. RB	5.00%	02/15/2041	6,015	7,280,436
Series 2018 A, RB	4.00%	07/01/2035	1,125	1,308,577
Series 2018 A, RB	5.00%	07/01/2038	4,580	5,693,719
Series 2018 A, RB	5.00%	07/01/2040	4,835	5,992,161
Series 2018 A, RB	5.00%	03/15/2044	33,330	39,920,341
Series 2019 A, RB	5.00%	10/01/2034	820	985,091
Series 2019 A, Ref. RB	4.00%	03/15/2048	14,800	16,447,536
Series 2020 A, RB	4.00%	07/01/2050	25,500	28,996,305
Series 2020 A, RB	4.00%	07/01/2053	20,000	22,605,400
Series 2020 A, Ref. RB	4.00%	03/15/2047	15,000	16,939,050
Series 2020 D, Ref. RB	4.00%	02/15/2047	3,000	3,366,780
New York (State of) Dormitory Authority (Alliance Long Island AGYS, Inc.);
Series 2015 A2, Ref. RB(f)	5.35%	12/01/2035	10,325	10,056,860
Series 2015 B1, Ref. RB(f)	6.18%	12/01/2031	4,575	4,484,964
New York (State of) Dormitory Authority (Barnard College);
Series 2020 A, Ref. RB	4.00%	07/01/2038	680	773,452
Series 2020 A, Ref. RB	4.00%	07/01/2040	675	763,972
Series 2020 A, Ref. RB	4.00%	07/01/2045	1,275	1,420,783
Series 2020 A, Ref. RB	4.00%	07/01/2049	1,350	1,498,932
Series 2012 A, RB(d)(e)	5.00%	07/01/2022	2,560	2,722,484
New York (State of) Dormitory Authority (Catholic Health System Obligated Group);
Series 2012 A, RB	5.00%	07/01/2032	500	522,890
Series 2012 B, RB	5.00%	07/01/2032	260	271,903
Series 2019 A, Ref. RB	4.00%	07/01/2045	750	822,135
New York (State of) Dormitory Authority (Cerebral Palsy Affiliates Pooled Loan Program); Series 2005 A, RB (INS - AGC)(b)	5.00%	07/01/2034	20	20,042
New York (State of) Dormitory Authority (City of New York);
Series 2005 A, RB (INS - AMBAC)(b)	5.50%	05/15/2027	710	897,021
Series 2005 A, RB (INS - AMBAC)(b)	5.50%	05/15/2030	750	1,003,508
Series 2005 A, RB (INS - AMBAC)(b)	5.50%	05/15/2031	555	752,175
New York (State of) Dormitory Authority (Columbia University);
Series 2011 A, RB	5.00%	10/01/2041	510	511,821
Series 2015, RB	5.00%	10/01/2045	115	168,465
New York (State of) Dormitory Authority (Culinary Institute of America); Series 2012, RB	5.00%	07/01/2034	300	310,629
New York (State of) Dormitory Authority (Educational Housing Services - CUNY Student Housing); Series 2005, RB (INS - AMBAC)(b)	5.25%	07/01/2030	25	29,718
New York (State of) Dormitory Authority (Fashion Institute of Technology Student Housing Corp.); Series 2007, RB (INS - NATL)(b)	5.25%	07/01/2028	935	1,069,537
New York (State of) Dormitory Authority (Fordham University);
Series 2014, RB	5.00%	07/01/2030	200	224,222
Series 2016 A, Ref. RB	5.00%	07/01/2041	1,200	1,413,816
Series 2017, Ref. RB	5.00%	07/01/2030	650	796,848
Series 2017, Ref. RB	5.00%	07/01/2031	800	977,000
Series 2017, Ref. RB	5.00%	07/01/2032	750	912,510
Series 2017, Ref. RB	4.00%	07/01/2033	415	471,535
Series 2020, RB	4.00%	07/01/2046	17,870	20,047,638
Series 2020, RB	4.00%	07/01/2050	17,500	19,568,150

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                    Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Dormitory Authority (General Purpose); Series 2018 A, Ref. RB	5.25%	03/15/2038	$1,500	$ 1,884,255
New York (State of) Dormitory Authority (Group 4); Series 2019 A, Ref. RB	4.00%	03/15/2049	22,935	25,480,785
New York (State of) Dormitory Authority (Icahn School of Medicine at Mount Sinai);
Series 2015 A, Ref. RB	5.00%	07/01/2034	150	172,686
Series 2015 A, Ref. RB	5.00%	07/01/2040	2,800	3,194,800
Series 2015, Ref. RB	5.00%	07/01/2045	1,165	1,319,479
New York (State of) Dormitory Authority (Iona College); Series 2012 A, RB	5.00%	07/01/2032	3,000	3,125,190
New York (State of) Dormitory Authority (Memorial Sloan-Kettering Cancer Center); Series 1998, RB (INS - NATL)(b)	5.50%	07/01/2023	1,250	1,340,362
New York (State of) Dormitory Authority (Montefiore Obligated Group);
Series 2018 A, Ref. RB	5.00%	08/01/2034	9,535	11,480,903
Series 2018 A, Ref. RB	5.00%	08/01/2035	6,695	8,040,159
Series 2018 A, Ref. RB	4.00%	08/01/2036	5,570	6,214,616
Series 2018 A, Ref. RB	4.00%	08/01/2037	2,050	2,283,372
Series 2020 A, Ref. RB	4.00%	09/01/2045	8,205	9,173,600
Series 2020 A, Ref. RB	4.00%	09/01/2050	39,975	44,387,840
New York (State of) Dormitory Authority (Municipal Health Facilities Improvement Program); Series 2006 A, RB (INS - NATL)(b)	4.50%	05/15/2036	30	30,069
New York (State of) Dormitory Authority (New School (The));
Series 2016 A, Ref. RB	5.00%	07/01/2030	1,545	1,834,966
Series 2016 A, Ref. RB	4.00%	07/01/2043	5,050	5,449,152
Series 2016 A, Ref. RB	5.00%	07/01/2046	6,330	7,217,149
New York (State of) Dormitory Authority (New York University);
Series 2001 1, RB (INS - BHAC)(b)	5.50%	07/01/2031	1,070	1,393,568
Series 2015 A, Ref. RB	5.00%	07/01/2045	5,890	6,834,874
Series 2016 A, RB	4.00%	07/01/2039	625	695,506
Series 2017 A, Ref. RB	4.00%	07/01/2036	5,000	5,694,100
Series 2019 A, RB	5.00%	07/01/2042	4,260	5,283,465
Series 2019 A, RB	5.00%	07/01/2049	25,540	31,407,304
New York (State of) Dormitory Authority (Northwell Health Obligated Group); Series 2015 A, Ref. RB	5.00%	05/01/2033	1,515	1,729,569
New York (State of) Dormitory Authority (NYU Hospitals Center); Series 2014, Ref. RB	5.00%	07/01/2036	2,475	2,744,329
New York (State of) Dormitory Authority (Orange Regional Medical Center);
Series 2015, Ref. RB(f)	5.00%	12/01/2045	425	468,648
Series 2017, Ref. RB(f)	5.00%	12/01/2029	3,200	3,773,408
Series 2017, Ref. RB(f)	5.00%	12/01/2030	1,900	2,226,800
Series 2017, Ref. RB(f)	5.00%	12/01/2032	1,200	1,391,652
Series 2017, Ref. RB(f)	5.00%	12/01/2033	1,700	1,962,072
Series 2017, Ref. RB(f)	5.00%	12/01/2035	1,300	1,488,487
Series 2017, Ref. RB(f)	5.00%	12/01/2036	2,100	2,393,979
Series 2017, Ref. RB(f)	5.00%	12/01/2037	800	908,392
New York (State of) Dormitory Authority (Pace University);
Series 2013 A, RB(d)(e)	5.00%	05/01/2023	20	22,016
Series 2013 A, RB	5.00%	05/01/2029	980	1,052,138
New York (State of) Dormitory Authority (Pratt Institute);
Series 2015 A, Ref. RB(d)(e)	5.00%	07/01/2024	1,925	2,217,658
Series 2016, Ref. RB	5.00%	07/01/2039	500	587,850
Series 2016, Ref. RB	5.00%	07/01/2046	500	584,610
New York (State of) Dormitory Authority (Rochester Institute of Technology);
Series 2019 A, RB	4.00%	07/01/2044	4,940	5,545,842
Series 2019 A, RB	5.00%	07/01/2049	5,640	6,858,409
New York (State of) Dormitory Authority (Rockefeller University); Series 2019 C, Ref. RB	4.00%	07/01/2049	19,350	22,141,237
New York (State of) Dormitory Authority (Rockefeller University) (Green Bonds); Series 2019 B, RB	5.00%	07/01/2050	11,200	13,791,008
New York (State of) Dormitory Authority (St. John’s University);
Series 2012 A, RB(d)(e)	5.00%	07/01/2022	270	287,323
Series 2012, RB(d)(e)	5.00%	07/01/2022	25	26,604
Series 2012, RB	5.00%	07/01/2030	6,235	6,537,023
Series 2015 A, Ref. RB	5.00%	07/01/2034	400	460,496

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                    Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Dormitory Authority (St. Joseph’s College);
Series 2021, RB	4.00%	07/01/2040	$225	$ 239,128
Series 2021, RB	5.00%	07/01/2051	750	859,373
New York (State of) Dormitory Authority (State University of New York);
Series 2015 B, Ref. RB	5.00%	07/01/2045	4,000	4,516,920
Series 2019 A, RB	4.00%	07/01/2049	5,180	5,817,710
New York (State of) Dormitory Authority (The New School);
Series 2011, Ref. RB	5.00%	07/01/2031	5,145	5,206,071
Series 2015 A, Ref. RB	5.00%	07/01/2040	2,100	2,396,100
Series 2016 A, Ref. RB	5.00%	07/01/2035	3,490	4,063,616
Series 2016 A, Ref. RB	5.00%	07/01/2036	2,490	2,891,811
Series 2016 A, Ref. RB	5.00%	07/01/2037	6,535	7,571,190
Series 2016 A, Ref. RB	5.00%	07/01/2041	2,905	3,339,443
New York (State of) Dormitory Authority (Touro College and University System);
Series 2014 A, RB	5.50%	01/01/2039	5,005	5,364,960
Series 2014 A, RB	5.50%	01/01/2044	5,835	6,218,418
Series 2017, RB	5.00%	01/01/2033	2,875	3,222,530
Series 2017, RB	5.00%	01/01/2038	4,045	4,465,963
New York (State of) Dormitory Authority (United Cerebral Palsy Association);
Series 2017 A, RB(f)	5.50%	12/01/2047	16,140	14,591,206
Series 2017 A2, RB(f)	5.38%	09/01/2050	25,010	23,715,732
Series 2017 A2, Ref. RB (Acquired 10/25/2017; Cost $8,965,000)(f)(g)	5.38%	10/01/2042	7,540	7,254,837
New York (State of) Dormitory Authority (Yeshiva University);
Series 2009, RB	5.00%	09/01/2038	5,220	5,224,280
Series 2009, Ref. RB	5.00%	09/01/2034	2,785	2,787,618
New York (State of) Housing Finance Agency;
Series 2014 C, RB	4.00%	11/01/2046	7,340	7,629,490
Series 2014 G, RB (CEP - GNMA)	4.00%	05/01/2047	3,080	3,221,464
Series 2015 C, RB	4.15%	05/01/2048	2,295	2,422,900
New York (State of) Housing Finance Agency (Highland Avenue Senior Apartments); Series 2007 A, RB(a)	5.00%	02/15/2039	140	140,365
New York (State of) Housing Finance Agency (Horizons at Wawayanda); Series 2007 A, RB (CEP - FHLMC)(a)	5.15%	11/01/2040	115	115,235
New York (State of) Housing Finance Agency (Secured Mortgage Program); Series 2002 A, RB (LOC - JP Morgan Chase Bank)(a)(k)	5.38%	02/15/2035	2,080	2,085,034
New York (State of) Housing Finance Agency (Tiffany Gardens); Series 2005 A, RB(a)	5.13%	08/15/2037	310	311,206
New York (State of) Power Authority;
Series 2002 A, Ref. RB	4.00%	11/15/2055	13,400	15,297,708
Series 2011 A, RB(d)(e)	5.00%	11/15/2021	730	755,068
New York (State of) State Dormitory Authority (Maimonides Medical Center); Series 2020, RB	4.00%	08/01/2043	1,000	1,134,280
New York (State of) Thruway Authority;
Series 2014 J, RB	5.00%	01/01/2034	1,620	1,817,008
Series 2016 A, RB	5.00%	01/01/2046	27,465	31,941,246
Series 2018 L, Ref. RB	5.00%	01/01/2033	1,055	1,303,874
Series 2018 L, Ref. RB	5.00%	01/01/2034	1,860	2,289,548
Series 2018 L, Ref. RB	5.00%	01/01/2035	2,115	2,594,386
Series 2019 B, RB	4.00%	01/01/2045	20,000	22,514,400
Series 2019 B, Ref. RB	4.00%	01/01/2041	15,000	17,084,850
Series 2019 B, Ref. RB (INS - AGM)(b)	4.00%	01/01/2045	25,000	28,484,250
Series 2019 B, Ref. RB (INS - BAM)(b)	4.00%	01/01/2045	20,000	22,787,400
New York City (City of), NY Industrial Development Agency (Comprehensive Care Management);
Series 2005 C-2, RB	6.00%	05/01/2026	845	802,556
Series 2005 E-2, RB	6.13%	11/01/2035	2,690	2,348,935
New York City (City of), NY Industrial Development Agency (The Child School); Series 2003, RB	7.55%	06/01/2033	7,325	7,383,746
New York City (City of), NY Industrial Development Agency (United Jewish Appeal); Series 2004, RB	5.00%	07/01/2034	5,000	5,193,900
New York City (City of), NY Industrial Development Agency (Yankee Stadium); Series 2006, RB (CPI Rate + 0.84%), (INS - FGIC)(b)(i)	2.24%	03/01/2022	6,800	6,893,160

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                    Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)

New York City (City of), NY Transitional Finance Authority;
Series 2020 C-1, RB	4.00%	05/01/2038	$3,565	$4,114,224
Series 2020 C-1, RB	4.00%	05/01/2039	3,165	3,638,389
New York City (City of), NY Trust for Cultural Resources (Juilliard School (The));
Series 2018 A, Ref. RB	5.00%	01/01/2033	1,645	2,077,141
Series 2018 A, Ref. RB	5.00%	01/01/2034	1,745	2,191,982
Series 2018 A, Ref. RB	5.00%	01/01/2037	2,250	2,783,902
Series 2018 A, Ref. RB	5.00%	01/01/2038	1,830	2,254,926
Series 2018 A, Ref. RB	4.00%	01/01/2039	6,370	7,261,227
New York City Health and Hospitals Corp.;
Series 2021 A, Ref. RB	4.00%	02/15/2045	1,250	1,426,612
Series 2021 A, Ref. RB	4.00%	02/15/2048	1,000	1,137,700
New York City Housing Development Corp.; Series 2014 C-1-A, RB	4.30%	11/01/2047	5,030	5,251,622
New York City Transitional Finance Authority;
Series 2020 C-1, RB	4.00%	05/01/2036	1,950	2,274,207
Series 2020 C-1, RB	4.00%	05/01/2037	3,375	3,914,122
Series 2020 C-1, RB	4.00%	05/01/2040	1,415	1,622,524
New York City Transitional Finance Authority Future Tax Secured Revenue;
Series 2020-XF0992, Ctfs.(h)	4.00%	05/01/2045	20,560	23,211,623
Series 2020-XF2912, Ctfs.(h)	4.00%	05/01/2044	30,000	33,947,400
Series 2020-XF2912, Ctfs.(h)	4.00%	05/01/2045	21,000	23,708,370
Series 2020-XF2912, Ctfs.(h)	4.00%	05/01/2046	25,000	28,188,250
New York City Water & Sewer System; Series 2018 XF2569, Revenue Ctfs.(h)	5.00%	06/15/2048	20,000	24,016,800
New York Convention Center Development Corp. (Hotel Unit Fee Secured);
Series 2015, Ref. RB	5.00%	11/15/2040	8,435	9,512,571
Series 2015, Ref. RB	5.00%	11/15/2045	4,500	5,036,715
Series 2016 A, RB	5.00%	11/15/2041	4,220	4,840,889
Series 2016 B, RB(c)	0.00%	11/15/2044	3,270	1,385,761
New York Counties Tobacco Trust I;
Series 2000 A, RB	6.50%	06/01/2035	4,295	4,298,994
Series 2000 A, RB	6.63%	06/01/2042	19,230	19,246,538
New York Counties Tobacco Trust II;
Series 2001, RB	5.63%	06/01/2035	2,195	2,203,714
Series 2001, RB	5.75%	06/01/2043	9,025	9,038,267
New York Counties Tobacco Trust III; Series 2003, RB	6.00%	06/01/2043	10	10,017
New York Counties Tobacco Trust IV;
Series 2005 D, RB(c)	0.00%	06/01/2050	66,335	12,200,333
Series 2005 E, RB(c)	0.00%	06/01/2055	154,690	14,229,933
New York Counties Tobacco Trust V; Series 2005 S4B, RB(c)(f)	0.00%	06/01/2060	1,490,900	63,929,792
New York Counties Tobacco Trust VI;
Series 2016 A, Ref. RB	6.25%	06/01/2025	765	839,197
Series 2016 A, Ref. RB	6.45%	06/01/2040	3,005	3,558,251
Series 2016 A, Ref. RB	6.00%	06/01/2043	2,945	3,316,335
Series 2016 A2, Ref. RB	5.00%	06/01/2051	13,875	14,618,977
Series 2016 A-2B, Ref. RB	5.00%	06/01/2045	3,750	4,030,350
Series 2016 B, Ref. RB	5.00%	06/01/2036	1,000	1,137,480
Series 2016 B, Ref. RB	5.00%	06/01/2041	870	979,037
New York Liberty Development Corp.; Series 2019, Ref. RB	2.80%	09/15/2069	1,215	1,175,634
New York Liberty Development Corp. (3 World Trade Center);
Series 2014, Class 1, Ref. RB(f)	5.00%	11/15/2044	1,505	1,637,214
Series 2014, Class 3, Ref. RB(f)	7.25%	11/15/2044	415	457,953
New York Liberty Development Corp. (4 World Trade Center);
Series 2011, Ref. RB	5.00%	11/15/2031	1,875	1,930,594
Series 2011, Ref. RB	5.00%	11/15/2044	5,000	5,143,250
Series 2011, Ref. RB	5.75%	11/15/2051	15,000	15,526,650
New York Liberty Development Corp. (7 World Trade Center); Series 2012, Class 2, Ref. RB	5.00%	09/15/2043	5,410	5,612,496
New York Liberty Development Corp. (Goldman Sachs Headquarters);
Series 2005, Ref. RB	5.25%	10/01/2035	64,915	90,964,740
Series 2007, RB	5.50%	10/01/2037	11,230	16,441,169

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                    Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)

New York Power Authority;
Series 2020 A, Ref. RB	4.00%	11/15/2045	$5,000	$ 5,778,300
Series 2020 A, Ref. RB	4.00%	11/15/2050	27,375	31,518,206
Series 2020 A, Ref. RB	4.00%	11/15/2060	9,000	10,224,360
New York State Dormitory Authority;
Series 2015 B, RB(d)(e)	5.00%	02/15/2025	5	5,873
Series 2016 A, Ref. RB	5.00%	07/01/2036	275	324,605
Series 2017 B, Ref. RB(d)(e)	5.00%	08/15/2027	10	12,658
Series 2017, Ref. RB	5.00%	02/15/2037	2,145	2,572,220
Series 2019 A, RB	4.00%	07/01/2045	8,600	9,854,998
Series 2020, RB(h)	4.00%	02/15/2047	40,000	44,856,400
New York State Environmental Facilities Corp; Series 2018 XF2586, Revenue Ctfs.(h)	5.00%	06/15/2047	20,000	24,235,800
New York State Environmental Facilities Corp. (2010 Master Financing Program) (Green Bonds); Series 2017 C, RB	5.00%	08/15/2047	5,000	6,089,050
New York State Environmental Facilities Corp. (Municipal Water Finance Authority); Series 2011 B, Ref. RB	5.00%	06/15/2031	1,430	1,449,491
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority Projects - 2nd Resolution Bonds);
Series 2016 A, Ref. RB	5.00%	06/15/2032	1,000	1,208,840
Series 2017 A, Ref. RB	5.00%	06/15/2046	19,030	23,064,550
Series 2018 B, RB	5.00%	06/15/2043	5,470	6,743,525
New York State Environmental Facilities Corp. (Pooled Financing Program); Series 2005 B, RB(d)	5.50%	04/15/2035	615	875,477
New York State Urban Development Corp.;
Series 2019 A, RB	5.00%	03/15/2043	20,000	24,328,800
Series 2019 A, Ref. RB	5.00%	03/15/2039	11,555	14,433,582
Series 2019 A, Ref. RB	5.00%	03/15/2040	10,935	13,629,821
Series 2019 A, Ref. RB	4.00%	03/15/2045	10,000	11,271,000
Series 2020 A, RB	4.00%	03/15/2045	31,000	35,238,940
Series 2020 A, RB	4.00%	03/15/2049	42,545	48,166,471
Series 2020 C, Ref. RB	4.00%	03/15/2041	5,000	5,736,200
Series 2020 C, Ref. RB	4.00%	03/15/2045	17,000	19,324,580
Series 2020 C, Ref. RB	4.00%	03/15/2049	8,500	9,623,105
Series 2020 C, Ref. RB	5.00%	03/15/2050	5,000	6,148,600
Series 2020, Ref. RB	3.00%	03/15/2040	11,435	12,012,925
Series 2020, Ref. RB	5.00%	03/15/2043	5,000	6,191,850
New York State Urban Development Corp. (Bidding Group); Series 2019 A, Ref. RB	4.00%	03/15/2046	1,500	1,689,975
New York Transportation Development Corp.;
Series 2020 A, Ref. RB(a)	5.00%	12/01/2031	1,000	1,245,200
Series 2020 A, Ref. RB(a)	4.00%	12/01/2041	1,380	1,529,164
New York Transportation Development Corp. (American Airlines, Inc.);
Series 2016, Ref. RB(a)	5.00%	08/01/2026	1,970	2,004,436
Series 2016, Ref. RB(a)	5.00%	08/01/2031	2,550	2,592,330
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminal C&D Redevelopment);
Series 2018, RB(a)	5.00%	01/01/2034	5,565	6,569,761
Series 2018, RB(a)	5.00%	01/01/2036	2,045	2,402,527
New York Transportation Development Corp. (Delta Air Lines, Inc.-Laguardia); Series 2020, RB(a)	5.00%	10/01/2040	10,000	12,155,900
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment);
Series 2016 A, RB (INS - AGM)(a)(b)	4.00%	07/01/2035	11,600	12,613,840
Series 2016 A, RB (INS - AGM)(a)(b)	4.00%	07/01/2036	3,500	3,799,950
Series 2016 A, RB (INS - AGM)(a)(b)	4.00%	07/01/2037	11,875	12,869,531
Series 2016 A, RB(a)	5.00%	07/01/2041	36,250	40,596,737
Series 2016 A, RB(a)	5.00%	07/01/2046	22,095	24,598,805
Series 2016 A, RB(a)	5.25%	01/01/2050	4,650	5,212,650
Series 2016 A, RB (INS - AGM)(a)(b)	4.00%	01/01/2051	8,900	9,539,999

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                    Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)

New York Transportation Development Corp. (Terminal 4 JFK International Airport);
Series 2020, Ref. RB	5.00%	12/01/2032	$1,505	$ 1,879,564
Series 2020, Ref. RB	5.00%	12/01/2033	1,600	1,990,560
Series 2020, Ref. RB	5.00%	12/01/2034	2,000	2,486,140
Series 2020, Ref. RB	5.00%	12/01/2036	1,610	1,985,967
Series 2020, Ref. RB	5.00%	12/01/2037	1,000	1,232,270
Series 2020, Ref. RB	5.00%	12/01/2038	2,000	2,462,600
Niagara Area Development Corp. (Covanta); Series 2018 A, Ref. RB(a)(f)	4.75%	11/01/2042	790	827,225
Series 2012 A, RB(d)(e)	5.00%	05/01/2022	1,350	1,416,839
Niagara Frontier Transportation Authority (Buffalo Niagara International Airport);
Series 2014 A, Ref. RB(a)	5.00%	04/01/2021	280	280,986
Series 2014 A, Ref. RB(a)	5.00%	04/01/2029	725	806,998
Series 2019, Ref. RB(a)	5.00%	04/01/2035	780	928,988
Series 2019, Ref. RB(a)	5.00%	04/01/2037	750	887,243
Series 2019, Ref. RB(a)	5.00%	04/01/2039	720	847,202
Niagara Tobacco Asset Securitization Corp.; Series 2014, Ref. RB	5.25%	05/15/2040	275	291,932
North Syracuse Central School District; Series 2007, Ref. GO Bonds (INS - NATL)(b)	5.00%	06/15/2023	935	1,034,447
North Tonawanda Housing Development Corp. (Bishop Gibbons Apartments - Section 8); Series 1994 B, Ref. RB	7.38%	12/15/2021	360	379,980
Oneida County Local Development Corp. (Mohawk Valley Health System);
Series 2019, Ref. RB (INS - AGM)(b)	4.00%	12/01/2038	2,860	3,232,801
Series 2019, Ref. RB (INS - AGM)(b)	4.00%	12/01/2049	4,920	5,439,749
Oneida County Local Development Corp. (Utica College);
Series 2019, Ref. RB	5.00%	07/01/2026	100	115,941
Series 2019, Ref. RB	5.00%	07/01/2028	1,050	1,252,366
Series 2019, Ref. RB	5.00%	07/01/2030	1,160	1,387,058
Series 2019, Ref. RB	5.00%	07/01/2031	1,215	1,443,882
Series 2019, Ref. RB	5.00%	07/01/2032	775	914,771
Series 2019, Ref. RB	5.00%	07/01/2033	1,340	1,571,860
Series 2019, Ref. RB	5.00%	07/01/2034	1,410	1,645,992
Series 2019, Ref. RB	4.00%	07/01/2039	760	802,849
Series 2019, Ref. RB	5.00%	07/01/2049	3,250	3,663,790
Onondaga (County of), NY Industrial Development Agency (Free Library);
Series 2008, RB	5.13%	03/01/2030	955	973,479
Series 2008, RB	5.13%	03/01/2037	1,115	1,138,080
Onondaga (County of), NY Trust for Cultural Resources (Abby Lane Housing Corp.);
Series 2017, Ref. RB	5.00%	05/01/2033	1,300	1,487,746
Series 2017, Ref. RB	5.00%	05/01/2034	840	957,701
Series 2017, Ref. RB	5.00%	05/01/2037	1,150	1,301,317
Series 2017, Ref. RB	5.00%	05/01/2040	650	730,808
Onondaga (County of), NY Trust for Cultural Resources (Syracuse University);
Series 2019, Ref. RB	4.00%	12/01/2041	15,950	18,416,029
Series 2019, Ref. RB	5.00%	12/01/2043	10,980	13,654,728
Series 2019, Ref. RB	5.00%	12/01/2045	16,250	20,116,037
Series 2019, Ref. RB	4.00%	12/01/2047	14,290	16,310,463
Series 2019, Ref. RB	4.00%	12/01/2049	10,185	11,602,141
Onondaga Civic Development Corp. (Le Moyne College); Series 2012, Ref. RB	5.00%	07/01/2032	1,000	1,040,110
Onondaga Civic Development Corp. (Upstate Properties Development, Inc.); Series 2011, RB(d)(e)	5.25%	12/01/2021	3,465	3,595,319
Orange (County of), NY Industrial Development Agency (Cornwall Hospital (The));
Series 2001 B, Ref. RB (INS - AGC)(b)	5.38%	12/01/2021	380	381,368
Series 2001 B, Ref. RB (INS - AGC)(b)	5.38%	12/01/2026	2,235	2,242,130
Orange (County of), NY Industrial Development Agency (St. Luke’s Hospital of Newburgh, New York); Series 2001 A, Ref. RB (INS - AGC)(b)	5.38%	12/01/2026	6,330	6,352,598
Orange County Funding Corp.; Series 2013, RB	6.50%	01/01/2046	4,085	4,113,146
Orange County Funding Corp. (Mount St. Mary College);
Series 2012 A, Ref. RB	5.00%	07/01/2037	1,320	1,364,458
Series 2012 A, Ref. RB	5.00%	07/01/2042	1,435	1,479,514

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                    Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)

Otsego County Capital Resource Corp. (Hartwick College);
Series 2015 A, Ref. RB	5.00%	10/01/2030	$3,205	$ 3,325,604
Series 2015 A, Ref. RB	5.00%	10/01/2035	2,000	2,053,400
Series 2015 A, Ref. RB	5.00%	10/01/2045	8,065	8,160,006
Oyster Bay (Town of), NY;
Series 2018 B, GO Bonds (INS - AGM)(b)	3.25%	02/01/2031	10,805	11,770,751
Series 2018 B, GO Bonds (INS - AGM)(b)	3.25%	02/01/2032	5,000	5,416,950
Series 2018 B, GO Bonds (INS - AGM)(b)	4.00%	02/01/2033	9,585	10,790,985
Port Authority of New York & New Jersey; Series 2017 XF0565, Ref. Revenue Ctfs.(h)	5.25%	11/15/2056	28,000	33,478,760
Poughkeepsie (City of), NY Industrial Development Agency (Eastman & Bixby Redevelopment Co. LLC); Series 2000 A, RB(a)	6.00%	08/01/2032	2,675	2,684,202
Ramapo Local Development Corp.; Series 2013, Ref. RB	5.00%	03/15/2033	2,525	2,641,705
Rensselaer (County of), NY Industrial Development Agency (Franciscan Heights, L.P.); Series 2004 A, IDR (LOC - JP Morgan Chase Bank)(a)(k)	5.38%	12/01/2036	2,500	2,507,050
Riverhead (City of), NY Industrial Development Agency; Series 2013, RB	7.00%	08/01/2048	1,300	1,419,223
Rockland Tobacco Asset Securitization Corp.;
Series 2001, RB	5.75%	08/15/2043	720	726,595
Series 2005 A, RB(c)(f)	0.00%	08/15/2045	4,000	971,440
Series 2005 C, RB(c)(f)	0.00%	08/15/2060	25,000	1,306,500
Saratoga County Capital Resource Corp. (Skidmore College);
Series 2018, RB	5.00%	07/01/2048	3,515	4,180,811
Series 2020 A, RB	4.00%	07/01/2050	1,985	2,257,163
Schenectady County Capital Resource Corp. (Union College); Series 2017, Ref. RB	5.00%	01/01/2047	10,720	12,355,550
St. Lawrence (County of), NY Industrial Development Agency (Clarkson University);
Series 2011, RB	6.00%	09/01/2034	520	530,332
Series 2011, RB	5.38%	09/01/2041	4,775	4,845,336
Series 2012 A, RB	5.00%	09/01/2041	1,510	1,545,802
St. Lawrence (County of), NY Industrial Development Agency (Curran Renewable Energy, LLC); Series 2007 B, RB(a)	7.25%	12/01/2029	3,585	2,977,020
St. Lawrence (County of), NY Industrial Development Agency (St. Lawrence University);
Series 2012, RB	5.00%	07/01/2030	1,280	1,366,003
Series 2012, RB	5.00%	07/01/2031	1,355	1,444,809
Series 2016 A, Ref. RB	5.00%	07/01/2036	540	637,405
Suffolk (County of), NY Industrial Development Agency; Series 2007 A-C, RB	5.95%	11/01/2022	75	75,017
Suffolk (County of), NY Industrial Development Agency (Alliance of Long Island Agencies, Inc./Adults and Children with Learning and Developmental Disabilities, Inc. Civic Facility);
Series 2006 A-A, RB	5.95%	10/01/2021	235	235,075
Series 2006 A-B, RB	5.95%	10/01/2021	330	330,106
Series 2006 A-C, RB	5.95%	10/01/2021	95	95,026
Series 2006 A-D1, RB	5.95%	10/01/2021	65	65,018
Series 2006 A-D2, RB	6.00%	10/01/2031	255	254,992
Series 2006 A-E, RB	5.95%	10/01/2021	110	110,035
Suffolk (County of), NY Industrial Development Agency (Nissequogue Cogen Partners); Series 1998, Ref. RB(a)	5.50%	01/01/2023	8,200	8,272,242
Suffolk County Economic Development Corp.; Series 2010 A, RB	7.38%	12/01/2040	4,110	4,177,363
Suffolk County Economic Development Corp. (Catholic Health Services of Long Island); Series 2011, Ref. RB	5.00%	07/01/2028	6,405	6,487,176
Suffolk County Economic Development Corp. (Family Residences and Essential Enterprises, Inc.); Series 2012 B-A, RB(f)	6.75%	06/01/2027	465	457,523
Suffolk Economic Development Corp. (Catholic Health Services); Series 2014 C, RB	5.00%	07/01/2032	415	460,438
Suffolk Tobacco Asset Securitization Corp.;
Series 2008 C, RB	6.63%	06/01/2044	69,295	71,500,660
Series 2008 D, RB(c)	0.00%	06/01/2048	177,265	18,309,702
Sullivan (County of), NY (Adelaar Infratructure);
Series 2016 A2, RB(f)	5.35%	11/01/2049	40,865	42,650,392
Series 2016 B2, RB(f)	5.35%	11/01/2049	5,830	6,084,713
Series 2016 C2, RB(f)	5.35%	11/01/2049	5,760	6,011,654
Series 2016 D2, RB(f)	5.35%	11/01/2049	3,780	3,945,148
Syracuse (City of), NY; Series 2011 A, GO Bonds(a)	5.00%	11/01/2036	1,000	1,026,590

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                    Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)

Syracuse (City of), NY Industrial Development Agency (Carousel Center);
Series 2016 A, Ref. RB(a)	5.00%	01/01/2033	$8,200	$ 8,447,476
Series 2016 A, Ref. RB(a)	5.00%	01/01/2035	2,500	2,560,125
Series 2016 A, Ref. RB(a)	5.00%	01/01/2036	3,800	3,884,740
Tompkins County Development Corp. (Tompkins Cortland Community College Foundation, Inc.); Series 2013 A, RB (Acquired 01/24/2013-02/21/2019; Cost $5,171,658)(g)(l)	5.00%	07/01/2032	3,125	1,562,500
Town of Hempstead Local Development Corp. (Adelphi University); Series 2019, Ref. RB	4.00%	02/01/2039	1,800	2,003,760
Triborough Bridge & Tunnel Authority;
Series 2012 B, Ref. RB	5.00%	11/15/2028	400	431,748
Series 2013 A, Ref. RB	5.00%	11/15/2029	1,500	1,635,315
Series 2017 A, RB	5.00%	11/15/2037	4,455	5,363,063
Series 2017 A, RB	5.00%	11/15/2038	1,515	1,819,848
Series 2017 A, RB	5.00%	11/15/2047	17,095	20,277,576
Series 2017 B, Ref. RB	5.00%	11/15/2034	2,790	3,380,615
Series 2017 B, Ref. RB	5.00%	11/15/2038	9,100	10,931,102
Series 2018 XF2587, Ref. Revenue Ctfs.(h)	5.00%	11/15/2044	20,000	24,087,400
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels);
Series 2018 A, Ref. RB	5.00%	11/15/2044	3,000	3,615,330
Series 2018 A, Ref. RB	5.00%	11/15/2046	10,000	12,028,800
Series 2019 A, RB	5.00%	11/15/2049	4,000	4,880,360
Series 2019 C, RB	4.00%	11/15/2042	21,500	24,452,595
Series 2019 C, RB	4.00%	11/15/2043	21,500	24,394,975
Series 2020 A, RB	4.00%	11/15/2054	21,100	23,791,938
Series 2020 A, RB	5.00%	11/15/2054	4,100	5,112,372
TSASC, Inc.;
Series 2016 B, Ref. RB	5.00%	06/01/2045	10,930	11,867,685
Series 2016 B, Ref. RB	5.00%	06/01/2048	14,195	15,280,776
Series 2017 A, Ref. RB	5.00%	06/01/2036	1,345	1,610,557
Series 2017 A, Ref. RB	5.00%	06/01/2041	16,855	19,456,738
Westchester (County of), NY Industrial Development Agency (Clearview School (The)); Series 2005 B, RB	7.25%	01/01/2035	840	821,285
Westchester (County of), NY Industrial Development Agency (Million Air Two LLC General Aviation Facilities); Series 2017 A, RB(a)(f)	7.00%	06/01/2046	470	491,860
Westchester County Healthcare Corp.;
Series 2011 B, RB(d)(e)	5.13%	11/01/2021	1,700	1,755,981
Series 2014 A, RB	5.00%	11/01/2044	4,259	4,577,632
Westchester County Local Development Corp. (Betheal Methodist);
Series 2020 A, Ref. RB	5.00%	07/01/2040	2,235	2,302,072
Series 2020 A, Ref. RB	5.13%	07/01/2055	7,690	7,846,645
Series 2020 B, Ref. RB	5.88%	07/01/2030	4,720	4,672,281
Westchester County Local Development Corp. (Sarah Lawrence College);
Series 2016 A, Ref. RB	4.00%	06/01/2030	2,165	2,315,099
Series 2016 A, Ref. RB	4.00%	06/01/2031	2,190	2,335,372
Westchester County Local Development Corp. (Wartburg Senior Housing); Series 2015 A, Ref. RB(f)	5.00%	06/01/2030	1,500	1,496,595
Westchester Local Development Corp. (Westchester Medical Center Obligated Group); Series 2016, Ref. RB	5.00%	11/01/2046	30,515	33,354,116
Westchester Tobacco Asset Securitization Corp.;
Series 2016 C, Ref. RB	5.00%	06/01/2045	14,450	15,140,276
Series 2016 C, Ref. RB	5.13%	06/01/2051	1,295	1,464,826
Yonkers (City of), NY Parking Authority; Series 1999 A, RB	6.00%	06/15/2024	855	856,163
Yonkers Economic Development Corp. (Charter School Education Excellence);
Series 2019 A, RB	5.00%	10/15/2039	420	477,221
Series 2019 A, RB	5.00%	10/15/2049	640	712,384
Series 2019 A, RB	5.00%	10/15/2054	465	515,764
				4,853,123,747

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                    Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–12.39%

Children’s Trust Fund;
Series 2002, RB	5.38%	05/15/2033	$200	$ 201,228
Series 2008 A, RB(c)	0.00%	05/15/2057	2,185,850	153,337,379
Series 2008 B, RB(c)	0.00%	05/15/2057	1,070,800	57,748,244
Puerto Rico (Commonwealth of);
Series 2003 A, GO Bonds(j)	5.00%	07/01/2033	2,000	1,722,500
Series 2003 C-7, Ref. GO Bonds (INS - NATL)(b)	6.00%	07/01/2028	1,270	1,309,332
Series 2006 B, Ref. GO Bonds(j)	5.25%	07/01/2032	2,500	2,165,625
Series 2008 A, GO Bonds(j)	5.38%	07/01/2033	5,000	4,318,750
Series 2008 A, Ref. GO Bonds(j)	5.25%	07/01/2026	2,200	1,900,250
Series 2008 A, Ref. GO Bonds(j)	5.50%	07/01/2032	15,700	13,600,125
Series 2009 B, Ref. GO Bonds(j)	5.88%	07/01/2036	770	669,900
Series 2009 C, Ref. GO Bonds(j)	6.00%	07/01/2039	390	337,838
Series 2011 A, Ref. GO Bonds(j)	6.00%	07/01/2028	1,000	866,250
Series 2011 A, Ref. GO Bonds(j)	6.00%	07/01/2040	3,670	3,087,387
Series 2011 C, Ref. GO Bonds(j)	6.00%	07/01/2035	2,700	2,217,375
Series 2011 C, Ref. GO Bonds(j)	5.75%	07/01/2036	25,000	20,156,250
Series 2011 E, Ref. GO Bonds(j)	5.63%	07/01/2033	3,205	2,704,219
Series 2012 A, Ref. GO Bonds(j)	5.50%	07/01/2039	5,000	4,100,000
Series 2012 A, Ref. GO Bonds(j)	5.00%	07/01/2041	5,820	4,546,875
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority;
Series 2008 A, RB	6.13%	07/01/2024	15,995	17,460,622
Series 2012 A, RB	5.25%	07/01/2029	1,580	1,663,282
Series 2012 A, RB	6.00%	07/01/2047	3,250	3,453,417
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2005 RR, RB (INS - NATL)(b)	5.00%	07/01/2024	510	516,258
Series 2016 E-4, RB(j)	10.00%	07/01/2022	500	482,500
Puerto Rico (Commonwealth of) Government Employees Retirement System;
Series 2008 A, RB(j)	6.15%	07/01/2038	24,895	3,485,300
Series 2008 B, RB(j)	6.30%	07/01/2037	7,500	1,050,000
Puerto Rico (Commonwealth of) Highway & Transportation Authority;
Series 2003 AA-2, Ref. RB(j)	5.30%	07/02/2035	4,945	4,067,262
Series 2003 G, RB(j)	5.00%	07/01/2033	8,980	3,210,350
Series 2003 G, RB(j)	5.00%	07/01/2042	1,840	657,800
Series 2003 H, Ref. RB(j)	5.45%	07/01/2035	1,120	400,400
Series 2003, RB(j)	5.00%	07/03/2028	9,515	1,165,588
Series 2005 K, RB(j)	5.00%	07/01/2027	6,500	2,323,750
Series 2005 K, RB(j)	5.00%	07/01/2030	1,145	409,338
Series 2005 L, Ref. RB (INS - NATL)(b)	5.25%	07/01/2023	2,600	2,730,988
Series 2005 L, Ref. RB (INS - FGIC)(b)(l)	5.25%	07/01/2030	915	833,794
Series 2007 M, RB(j)	5.00%	07/01/2046	78,610	28,103,075
Series 2007 N, Ref. RB (INS - NATL)(b)	5.25%	07/01/2032	3,235	3,633,875
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority; Series 2000, RB(a)	6.63%	06/01/2026	780	807,300
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Ana G. Mendez University System);
Series 2002, Ref. RB	5.38%	12/01/2021	185	185,272
Series 2006, RB	5.00%	03/01/2036	6,285	6,293,296
Series 2012, Ref. RB	5.13%	04/01/2032	875	888,781
Series 2012, Ref. RB	5.38%	04/01/2042	1,200	1,221,000
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Ryder Memorial Hospital); Series 1994 A, RB	6.70%	05/01/2024	2,510	2,170,849
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (University Plaza); Series 2000 A, RB (INS - NATL)(b)	5.00%	07/01/2033	5,490	5,590,247
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Pollution Control Facilities Financing Authority;
Series 2012, Ref. RB	5.00%	10/01/2031	650	674,915
Series 2012, Ref. RB	5.00%	10/01/2042	200	203,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                    Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)

Puerto Rico (Commonwealth of) Infrastructure Financing Authority;
Series 2005 B, RB(j)	5.00%	07/01/2037	$675	$ 91,969
Series 2005 B, RB(j)	5.00%	07/01/2041	141,985	19,345,456
Series 2006 B, RB(j)	5.00%	07/01/2031	25,255	3,440,994
Series 2006 B, RB(j)	5.00%	07/01/2037	17,490	2,383,013
Series 2006 B, RB(j)	5.00%	07/01/2046	41,740	5,687,075
Puerto Rico (Commonwealth of) Infrastructure Financing Authority (MEPSI Campus); Series 2007 A, RB(j)	6.50%	10/01/2037	1,680	676,200
Puerto Rico (Commonwealth of) Public Buildings Authority; Series 2009 Q, RB(j)	5.50%	07/01/2037	850	817,063
Puerto Rico (Commonwealth of) Public Buildings Authority (Government Facilities);
Series 2004 I, RB(j)	5.00%	07/01/2036	40,355	37,277,929
Series 2009 P, Ref. RB(j)	6.50%	07/01/2030	4,400	4,350,500
Puerto Rico Public Finance Corp.; Series 2011 B, RB(j)	5.50%	08/01/2031	11,810	177,150
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB	4.55%	07/01/2040	4,327	4,716,646
Series 2018 A-1, RB(c)	0.00%	07/01/2046	82,734	25,435,741
Series 2018 A-1, RB(c)	0.00%	07/01/2051	50,840	11,193,443
Series 2018 A-1, RB	4.75%	07/01/2053	13,361	14,582,596
Series 2018 A-1, RB	5.00%	07/01/2058	37,456	41,484,018
Series 2019 A-2, RB	4.33%	07/01/2040	26,000	27,966,900
Series 2019 A-2, RB	4.54%	07/01/2053	976	1,051,767
Series 2019 A-2, RB	4.78%	07/01/2058	13,060	14,282,024
University of Puerto Rico;
Series 2006 P, Ref. RB (Acquired 06/18/2007-11/15/2018; Cost $14,288,388)(g)	5.00%	06/01/2030	7,280	7,061,600
Series 2006 Q, RB (Acquired 03/23/2007-02/06/2019; Cost $4,550,853)(g)	5.00%	06/01/2026	4,555	4,441,125
Series 2006 Q, RB (Acquired 12/01/2006-01/05/2015; Cost $28,457,463)(g)	5.00%	06/01/2030	24,375	23,643,750
Series 2006 Q, RB (Acquired 12/01/2006-03/01/2019; Cost $67,938,089)(g)	5.00%	06/01/2036	67,190	65,174,300
				683,953,545

Northern Mariana Islands–0.18%
Northern Mariana Islands (Commonwealth of);
Series 2007 A, Ref. GO Bonds	5.00%	06/01/2030	5,835	5,368,667
Series 2007 B, Ref. GO Bonds	5.00%	10/01/2022	480	469,670
Northern Mariana Islands (Commonwealth of) Ports Authority; Series 1998 A, RB(a)	6.25%	03/15/2028	4,515	4,264,056
				10,102,393

Virgin Islands–0.15%
Virgin Islands (Government of) Port Authority; Series 2014 A, Ref. RB(a)	5.00%	09/01/2029	665	647,544
Virgin Islands (Government of) Public Finance Authority;
Series 2012 A, RB (INS - AGM)(b)	5.00%	10/01/2032	2,555	2,694,350
Series 2012 A, Ref. RB (INS - AGM)(b)	5.00%	10/01/2032	2,180	2,298,897
Series 2015, RB(f)	5.00%	09/01/2030	770	859,913
Virgin Islands (Government of) Public Finance Authority (Federal Highway Grant Anticipation Revenue Loan Note); Series 2015, RB(f)	5.00%	09/01/2033	1,500	1,662,030
				8,162,734

Guam–0.14%
Guam (Territory of);
Series 2011 A, RB	5.25%	01/01/2036	550	564,476
Series 2015 D, Ref. RB	5.00%	11/15/2039	750	831,503
Guam (Territory of) Government Waterworks Authority; Series 2013, RB (INS - NATL)(b)	5.25%	07/01/2025	1,735	1,896,476
Guam (Territory of) Power Authority;
Series 2012 A, Ref. RB (INS - AGM)(b)	5.00%	10/01/2023	1,230	1,316,850
Series 2012 A, Ref. RB (INS - AGM)(b)	5.00%	10/01/2024	1,560	1,667,531
Series 2012 A, Ref. RB	5.00%	10/01/2034	610	635,333
Guam (Territory of) Waterworks Authority; Series 2014 A, Ref. RB	5.00%	07/01/2029	325	360,513
Guam Housing Corp.; Series 1998 A, RB (CEP - FHLMC)(a)	5.75%	09/01/2031	345	366,331
				7,639,013
Total Municipal Obligations (Cost $5,655,934,232)				5,562,981,432

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                    Invesco Rochester® New York Municipals Fund

	Shares	Value
Common Stocks & Other Equity Interests–0.05%
New York–0.05%
CMS Liquidating Trust;
(Cost $4,483,200)(m)(n)	1,401	$3,082,200

TOTAL INVESTMENTS IN SECURITIES(o)–100.80% (Cost $5,660,417,432)		5,566,063,632

FLOATING RATE NOTE OBLIGATIONS–(4.00)%
Notes with interest and fee rates ranging from 0.57% to 0.74% at 02/28/2021 and contractual maturities of collateral ranging from 07/15/2037 to 11/15/2057 (See Note 1J)(p)		(220,910,000)

OTHER ASSETS LESS LIABILITIES–3.20%		176,543,592

NET ASSETS–100.00%		$5,521,697,224

Investment Abbreviations:

ACA	– ACA Financial Guaranty Corp.
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
BHAC	– Berkshire Hathaway Assurance Corp.
CEP	– Credit Enhancement Provider
CPI	– Consumer Price Index
Ctfs.	– Certificates
FGIC	– Financial Guaranty Insurance Company
FHLMC	– Federal Home Loan Mortgage Corp.
GNMA	– Government National Mortgage Association
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
LIBOR	– London Interbank Offered Rate
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
RB	– Revenue Bonds
Ref.	– Refunding
USD	– U.S. Dollar

Notes to Schedule of Investments:

(a)	Security subject to the alternative minimum tax.
(b)	Principal and/or interest payments are secured by the bond insurance company listed.
(c)	Zero coupon bond issued at a discount.
(d)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(e)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(f)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2021 was $266,773,545, which represented 4.83% of the Fund’s Net Assets.

(g)	Restricted security. The aggregate value of these securities at February 28, 2021 was $115,203,677, which represented 2.09% of the Fund’s Net Assets.
(h)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2021.
(j)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2021 was $182,212,718, which represented 3.30% of the Fund’s Net Assets.

(k)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(l)	The issuer is paying less than stated interest, but is not in default on principal because scheduled principal payments have not yet begun.
(m)	Non-income producing security.
(n)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(o)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

(p)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2021. At February 28, 2021, the Fund’s investments with a value of $379,498,039 are held by TOB Trusts and serve as collateral for the $220,910,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                    Invesco Rochester® New York Municipals Fund

Statement of Assets and Liabilities

February 28, 2021

Assets:

Investments in securities, at value
(Cost $5,660,417,432)	$5,566,063,632

Cash	167,988,590

Receivable for:
Investments sold	2,330,000

Fund shares sold	5,775,538

Interest	54,750,870

Investments matured, at value (Cost $3,262,237)	2,874,900

Investment for trustee deferred compensation and retirement plans	632,011

Other assets	1,625,216

Total assets	5,802,040,757

Liabilities:

Floating rate note obligations	220,910,000

Payable for:
Investments purchased	41,432,664

Dividends	7,151,285

Fund shares reacquired	7,102,511

Accrued fees to affiliates	2,617,542

Accrued interest expense	10,335

Accrued trustees’ and officers’ fees and benefits	6,410

Accrued other operating expenses	32,585

Trustee deferred compensation and retirement plans	1,080,201

Total liabilities	280,343,533

Net assets applicable to shares outstanding	$5,521,697,224

Net assets consist of:
Shares of beneficial interest	$6,178,348,866

Distributable earnings (loss)	(656,651,642)

$5,521,697,224

Net Assets:
Class A	$4,495,785,482

Class C	$336,381,083

Class Y	$687,607,631

Class R6	$1,923,028

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	263,347,257

Class C	19,755,462

Class Y	40,264,292

Class R6	112,563

Class A:
Net asset value per share	$17.07

Maximum offering price per share
(Net asset value of $17.07 ÷ 95.75%)	$17.83

Class C:
Net asset value and offering price per share	$17.03

Class Y:
Net asset value and offering price per share	$17.08

Class R6:
Net asset value and offering price per share	$17.08

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                    Invesco Rochester® New York Municipals Fund

Statement of Operations

For the year ended February 28, 2021

Investment income:

Interest	$213,980,609

Expenses:
Advisory fees	23,966,429

Administrative services fees	781,811

Custodian fees	32,235

Distribution fees:
Class A	10,584,443

Class C	3,894,259

Interest, facilities and maintenance fees	6,546,551

Transfer agent fees — A, C and Y	4,566,670

Trustees’ and officers’ fees and benefits	193,117

Registration and filing fees	122,137

Reports to shareholders	81,208

Professional services fees	700,038

Taxes	23,552

Other	53,777

Total expenses	51,546,227

Net investment income	162,434,382

Realized and unrealized gain (loss) from:

Net realized gain from unaffiliated investment securities	16,618,054

Change in net unrealized appreciation (depreciation) of unaffiliated investment securities	(157,086,196)

Net realized and unrealized gain (loss)	(140,468,142)

Net increase in net assets resulting from operations	$21,966,240

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                    Invesco Rochester® New York Municipals Fund

Statement of Changes in Net Assets

For the year ended February 28, 2021, period ended February 29, 2020, and the year ended December 31, 2019

	Year Ended February 28, 2021	Two Months Ended February 29, 2020	Year Ended December 31, 2019
Operations:
Net investment income	$162,434,382	$26,488,422	$197,918,795
Net realized gain (loss)	16,618,054	(32,767,127)	(31,411,998)
Change in net unrealized appreciation (depreciation)	(157,086,196)	291,285,138	465,838,776
Net increase in net assets resulting from operations	21,966,240	285,006,433	632,345,573

Distributions to shareholders from distributable earnings:
Class A	(148,569,624)	(25,918,305)	(138,273,202)
Class C	(10,870,122)	(2,180,818)	(15,652,667)
Class Y	(22,747,450)	(3,888,327)	(18,613,060)
Class R6	(76,714)	(31,538)	(18,778)
Total distributions from distributable earnings	(182,263,910)	(32,018,988)	(172,557,707)

Share transactions–net:
Class A	(2,831,914)	16,446,449	244,938,860
Class C	(138,095,914)	(3,763,279)	(295,103,307)
Class Y	46,542,459	19,701,642	146,694,293
Class R6	(2,931,419)	(36,603)	4,971,989
Net increase (decrease) in net assets resulting from share transactions	(97,316,788)	32,348,209	101,501,835
Net increase (decrease) in net assets	(257,614,458)	285,335,654	561,289,701

Net assets:
Beginning of year	5,779,311,682	5,493,976,028	4,932,686,327
End of year	$5,521,697,224	$5,779,311,682	$5,493,976,028

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                    Invesco Rochester® New York Municipals Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/21	$17.55	$0.51	$(0.42)	$0.09	$(0.57)	$17.07	0.65	%(d)	$4,495,785	0.92	%(d)(e)	0.92	%(d)(e)	0.80	%(d)(e)	3.04	%(d)(e)	24%
Two months ended 02/29/20	16.78	0.08	0.79	0.87	(0.10)	17.55	5.18		4,625,668	0.79	(f)	0.92	(f)	0.79	(f)	2.92	(f)	2
Year ended 12/31/19	15.35	0.62	1.35	1.97	(0.54)	16.78	12.97		4,407,000	0.80		1.06		0.80		3.78		25
Year ended 12/31/18	14.59	0.55	0.73	1.28	(0.52)	15.35	8.88		3,807,000	0.87		1.21		0.87		3.64		26
Year ended 12/31/17	14.68	0.57	0.04	0.61	(0.70)	14.59	4.11		3,975,000	0.83		1.02		0.83		3.79		23
Year ended 12/31/16	14.68	0.76	0.12	0.88	(0.88)	14.68	6.06		4,425,000	0.80		0.97		0.80		5.05		33
Class C
Year ended 02/28/21	17.50	0.39	(0.41)	(0.02)	(0.45)	17.03	(0.01	)(g)	336,381	1.63	(e)(g)	1.63	(e)(g)	1.51	(e)(g)	2.33	(e)(g)	24
Two months ended 02/29/20	16.73	0.06	0.79	0.85	(0.08)	17.50	5.07		489,818	1.54	(f)	1.67	(f)	1.54	(f)	2.16	(f)	2
Year ended 12/31/19	15.31	0.49	1.35	1.84	(0.42)	16.73	12.10		472,000	1.56		1.82		1.56		3.02		25
Year ended 12/31/18	14.55	0.44	0.73	1.17	(0.41)	15.31	8.09		705,000	1.62		1.96		1.62		2.88		26
Year ended 12/31/17	14.64	0.45	0.04	0.49	(0.58)	14.55	3.32		761,000	1.62		1.81		1.62		3.02		23
Year ended 12/31/16	14.64	0.63	0.12	0.75	(0.75)	14.64	5.18		865,000	1.66		1.83		1.66		4.19		33
Class Y
Year ended 02/28/21	17.55	0.55	(0.41)	0.14	(0.61)	17.08	0.99		687,608	0.68	(e)	0.68	(e)	0.56	(e)	3.28	(e)	24
Two months ended 02/29/20	16.78	0.09	0.79	0.88	(0.11)	17.55	5.23		658,644	0.54	(f)	0.67	(f)	0.54	(f)	3.16	(f)	2
Year ended 12/31/19	15.35	0.66	1.35	2.01	(0.58)	16.78	13.25		610,000	0.56		0.82		0.56		4.02		25
Year ended 12/31/18	14.60	0.59	0.72	1.31	(0.56)	15.35	9.07		421,000	0.62		0.96		0.62		3.88		26
Year ended 12/31/17	14.68	0.59	0.06	0.65	(0.73)	14.60	4.41		330,000	0.62		0.81		0.62		3.94		23
Year ended 12/31/16	14.68	0.77	0.13	0.90	(0.90)	14.68	6.22		263,000	0.66		0.83		0.66		5.17		33
Class R6
Year ended 02/28/21	17.55	0.56	(0.41)	0.15	(0.62)	17.08	1.00		1,923	0.59	(e)	0.59	(e)	0.47	(e)	3.37	(e)	24
Two months ended 02/29/20	16.78	0.09	0.79	0.88	(0.11)	17.55	5.23		5,181	0.51	(f)	0.64	(f)	0.51	(f)	3.20	(f)	2
Period ended 12/31/19(h)	16.44	0.40	0.29	0.69	(0.35)	16.78	4.20		5,000	0.54	(f)	0.80	(f)	0.54	(f)	4.07	(f)	25
(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 28, 2021, the portfolio turnover calculation excludes the value of securities purchased of $142,218,871 in connection with the acquisition of Invesco New York Tax Free Income Fund into the Fund.

(d)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the year ended February 28, 2021.
(e)	Ratios are based on average daily net assets (000’s omitted) of $4,359,598, $408,176, $624,105 and $2,076 for Class A, Class C, Class Y and Class R6 shares, respectively.
(f)	Annualized.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.95% for the year ended February 28, 2021.
(h)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                    Invesco Rochester® New York Municipals Fund

Notes to Financial Statements

February 28, 2021

NOTE 1–Significant Accounting Policies

Invesco Rochester® New York Municipals Fund, formerly Invesco Oppenheimer Rochester® New York Municipals Fund, (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is federal tax-exempt current income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to

30                    Invesco Rochester® New York Municipals Fund

shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

31                    Invesco Rochester® New York Municipals Fund

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.

Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
First $ 500 million	0.480%
Next $4.5 billion	0.455%
Next $3 billion	0.450%
Next $6 billion	0.440%
Over $14 billion	0.420%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

Prior to May 15, 2020, the Fund accrued daily and paid monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
Up to $100 million	0.540%
Next $150 million	0.520%
Next $1.75 billion	0.470%
Next $3 billion	0.460%
Next $3 billion	0.450%
Next $6 billion	0.440%
Over $14 billion	0.420%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended February 28, 2021, the effective advisory fee rate incurred by the Fund was 0.44%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 0.86%, 1.62%, 0.62% and 0.52%, respectively, of the Fund’s average daily net assets (the “expense limits”). Effective June 1, 2021 through at least June 30, 2021, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) for Class A, Class C, Class Y and Class R6 will change to 1.50%, 2.25% 1.25% and 1.25%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

32                    Invesco Rochester® New York Municipals Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. Effective May 15, 2020, The Fund, pursuant to the Class C Plan, reimburses IDI in an amount up to an annual rate of 1.00% of the average daily net assets of Class C shares. Prior to May 15, 2020, The Fund pursuant to the Class C Plan paid IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2021, IDI advised the Fund that IDI retained $176,797 in front-end sales commissions from the sale of Class A shares and $145,415 and $58,356 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 - Prices are determined using quoted prices in an active market for identical assets.

Level 2 - Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 - Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Obligations	$–	$5,562,981,432	$–	$5,562,981,432

Common Stocks & Other Equity Interests	–	–	3,082,200	3,082,200

Total Investments in Securities	–	5,562,981,432	3,082,200	5,566,063,632

Other Investments - Assets

Investments Matured	–	2,874,900	–	2,874,900

Total Investments	$–	$5,565,856,332	$3,082,200	$5,568,938,532

NOTE 4–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5–Cash Balances and Borrowings

Effective February 25, 2021, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $1.0 billion, collectively by certain Funds, and which will expire on February 24, 2022. Prior to February 25, 2021, the revolving credit and security agreement permitted borrowings up to $2.5 billion. The revolving credit and security agreement is secured by the assets of the Fund.

During the year ended February 28, 2021, the average daily balance of borrowing under the revolving credit and security agreement was $28,111,781 with a weighted interest rate of 0.77%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees. At February 28, 2021, the Fund had no borrowings outstanding under this agreement.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such

33                    Invesco Rochester® New York Municipals Fund

overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2021 were $250,755,769 and 1.30%, respectively.

The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended February 28, 2021, Period Ended February 29, 2020 and the Year Ended December 31, 2019:
	Year Ended February 28, 2021	Two months Ended February 29, 2020	Year Ended December 31, 2019

Ordinary income*	$ 1,036,292	$ 810,535	$ 5,814,291

Ordinary income-tax-exempt	181,227,618	31,208,453	166,743,416

Total distributions	$182,263,910	$32,018,988	$172,557,707

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed tax-exempt income	$91,479,961

Net unrealized appreciation – investments	(122,165,834)

Temporary book/tax differences	(1,055,700)

Capital loss carryforward	(624,910,069)

Shares of beneficial interest	6,178,348,866

Total net assets	$5,521,697,224

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to tax accretion and amortization differences, defaulted bonds and TOBs.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2021, as follows:

	Capital Loss Carryforward*

Expiration		Short-Term	Long-Term	Total

Not subject to expiration		$133,369,344	$491,540,725	$624,910,069

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2021 was $1,334,289,013 and $1,647,895,641, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$273,385,190

Aggregate unrealized (depreciation) of investments	(395,551,024)

Net unrealized appreciation (depreciation) of investments	$(122,165,834)

Cost of investments for tax purposes is $5,691,104,366.

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of market discount, defaulted bonds, tax accretion and amortization differences and mergers, on February 28, 2021, undistributed net investment income was increased by $5,201,774, undistributed net realized gain (loss) was decreased by $11,112,099 and shares of beneficial interest was increased by $5,910,325. This reclassification had no effect on the net assets of the Fund.

34                    Invesco Rochester® New York Municipals Fund

NOTE 9–Share Information

Summary of Share Activity

	Year ended February 28, 2021(a)		Two months ended February 29, 2020		Year ended December 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	13,795,486	$229,747,201	4,127,410	$70,684,179	22,263,978	$366,055,217

Class C	2,478,560	41,303,961	743,698	12,662,643	5,278,747	86,258,641

Class Y	11,116,812	185,362,141	2,391,879	40,957,516	13,429,030	220,190,773

Class R6(b)	17,439	279,313	-	-	298,058	4,983,613

Issued as reinvestment of dividends:
Class A	4,801,427	79,701,397	1,208,620	20,894,248	7,190,270	118,291,142

Class C	404,838	6,682,851	103,977	1,792,290	858,543	13,981,744

Class Y	830,084	13,786,984	183,157	3,166,657	978,897	16,137,032

Class R6(b)	1,978	32,859	1,698	29,351	1,107	18,566

Automatic conversion of Class C shares to Class A shares:
Class A	6,966,303	117,803,134	375,784	6,474,772	16,359,187	271,641,351

Class C	(6,984,563)	(117,803,134)	(376,878)	(6,474,772)	(16,400,229)	(271,641,351)

Issued in connection with acquisitions:(c)
Class A	7,461,312	119,039,117	-	-	-	-

Class C	798,987	12,711,724	-	-	-	-

Class Y	844,602	13,478,410	-	-	-	-

Class R6	14,973	238,948	-	-	-	-

Reacquired:
Class A	(33,307,442)	(549,122,763)	(4,758,003)	(81,606,750)	(31,084,981)	(511,048,850)

Class C	(4,937,831)	(80,991,316)	(687,757)	(11,743,440)	(7,593,038)	(123,702,341)

Class Y	(10,055,069)	(166,085,076)	(1,425,021)	(24,422,531)	(5,456,754)	(89,633,512)

Class R6(b)	(217,077)	(3,482,539)	(3,813)	(65,954)	(1,800)	(30,190)

Net increase (decrease) in share activity	(5,969,181)	$(97,316,788)	1,884,751	$32,348,209	6,121,015	$101,501,835

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 56% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Commencement date after the close of business on May 24, 2019.
(c)

After the close of business on May 15, 2020, the Fund acquired all the net assets of Invesco New York Tax Free Income Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on February 14, 2020. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 9,119,874 shares of the Fund for 9,795,620 shares outstanding of the Target Fund as of the close of business on May 15, 2020. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, May 15, 2020. The Target Fund’s net assets as of the close of business on May 15, 2020 of $145,468,199, including $991,897 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $5,050,850,871 and $5,196,319,070 immediately after the acquisition.

The pro forma results of operations for the year ended February 28, 2021 assuming the reorganization had been completed on March 1, 2020, the beginning of the semi-annual reporting period are as follows:

Net investment income	$163,233,394

Net realized/unrealized gains	(152,842,825)

Change in net assets resulting from operations	$10,390,569

As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since May 16, 2020.

NOTE 10–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

35                    Invesco Rochester® New York Municipals Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Rochester® New York Municipals Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Rochester® New York Municipals Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for the year ended February 28, 2021, the two months ended February 29, 2020 and the year ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for the year ended February 28, 2021, the two months ended February 29, 2020 and the year ended December 31, 2019, and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For the year ended February 28, 2021, the two months ended February 29, 2020 and the year ended December 31, 2019 for Class A, Class C and Class Y

For the year ended February 28, 2021, the two months ended February 29, 2020 and the period May 24, 2019 (commencement of operations) through December 31, 2019 for Class R6

The financial statements of Invesco Rochester® New York Municipals Fund (formerly known as Oppenheimer Rochester® Municipals Fund) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 22, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

36                    Invesco Rochester® New York Municipals Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2020 through February 28, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (09/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/21)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/21)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,037.50	$4.55	$1,020.33	$4.51	0.90%
Class C	1,000.00	1,033.80	8.12	1,016.81	8.05	1.61
Class Y	1,000.00	1,038.70	3.34	1,021.52	3.31	0.66
Class R6	1,000.00	1,039.60	2.83	1,022.02	2.81	0.56

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2020 through February 28, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

37                    Invesco Rochester® New York Municipals Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2021:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Qualified Business Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	99.43%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

38                    Invesco Rochester® New York Municipals Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			191	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                    Invesco Rochester® New York Municipals Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	191	enaible, Inc. (artificial intelligence technology); Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	191	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	191	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	191	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization);Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	191	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2                    Invesco Rochester® New York Municipals Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			191	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	191	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	191	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			191	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	191	Elucida Oncology (nanotechnology & medical particles company);

T-3                    Invesco Rochester® New York Municipals Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board member of Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest and Andrews and Kurth	191	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	191	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	191	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	191	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4                    Invesco Rochester® New York Municipals Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

T-5                    Invesco Rochester® New York Municipals Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-6                    Invesco Rochester® New York Municipals Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster — 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7                    Invesco Rochester® New York Municipals Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242	Invesco Distributors, Inc.	O-ROM-AR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Cynthia Hostetler, Anthony J. LaCava, Jr., Dr. Eli Jones, Ann Barnett Stern, Robert C. Troccoli, James Vaughn, and Christopher L. Wilson. Cynthia Hostetler, Anthony J. LaCava, Jr., Dr. Eli Jones, Ann Barnett Stern, Robert C. Troccoli, James Vaughn and Christopher L. Wilson are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Pursuant to PCAOB Rule 3526, PricewaterhouseCoopers LLC (“PwC”) advised the Registrant’s Audit Committee of the following matters identified between March 1, 2020 to April 28, 2021 that may be reasonably thought to bear on PwC’s independence. PwC advised the Audit Committee that one PwC Manager and one PwC Associate each held financial interests either directly or, in the case of the PwC Manager, indirectly through their spouse’s brokerage account, in investment companies within the Invesco Fund Complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. In reporting the matters to the Audit Committee, PwC noted, among other things, that the impermissible holdings were disposed of by the individuals, the individuals were not in the chain of command of the audit or the audit partners of the Funds, the individuals either did not provide any audit services (or in the case of the PwC Associate, the individual did not have decision-making responsibility for matters that materially affected the audit and their audit work was reviewed by team members at least two levels higher than the individual), or did not provide services of any kind to the Registrant or its affiliates, and the financial interests were not material to the net worth of each individual or their respective immediate family members and senior leadership of the Funds’ audit engagement team was unaware of the impermissible holdings until after the matters were confirmed to be independence exceptions or individuals ceased providing services. Based on the mitigating factors noted above, PwC advised the Audit Committee that it concluded that its objectivity and impartiality with respect to all issues encompassed within the audit engagement has not been impaired and it believes that a reasonable investor with knowledge of all relevant facts and circumstances for the violations would conclude PwC is capable of exercising objective and impartial judgment on all issues encompassed within the audits of the financial statements of the Funds in the Registrant for the impacted periods.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2021	Fees Billed for Services Rendered to the Registrant for fiscal year end 2020
Audit Fees	$687,923	$623,361
Audit-Related Fees(1)	$78,900	$37,200
Tax Fees(2)	$151,331	$162,637
All Other Fees	$0	$0
Total Fees	$918,154	$823,198

(1)	Audit-Related Fees for the fiscal years ended February 28, 2021 and February 29, 2020 includes fees billed for agreed upon procedures for regulatory filings.
(2)

Tax Fees for the fiscal years ended February 28, 2021 and February 29, 2020 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2021 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2020 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$701,000	$690,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$701,000	$690,000

(1)	Audit-Related Fees for the fiscal years ended 2021 and 2020 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I. Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II. Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

III. General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV. Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the

Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V. Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI. Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-

approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII. Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII. Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX. Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services ;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,219,000 for the fiscal year ended February 28, 2021 and $4,089,000 for the fiscal year ended February 29, 2020. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $7,071,331 for the fiscal year ended February 28, 2021 and $4,941,637 for the fiscal year ended February 29, 2020.

PwC provided audit services to the Investment Company complex of approximately $32 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of April 19, 2021, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of April 19, 2021, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 7, 2021

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 7, 2021

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	May 7, 2021